UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2016 through June 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Small Cap Funds

June 30, 2017

JPMorgan Dynamic Small Cap Growth Fund

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Value Fund

JPMorgan U.S. Small Company Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

August 4, 2017 (Unaudited)

Dear Shareholder,

The current U.S. economic expansion entered its eighth year in 2017 and growth in developed and emerging market economies grew more synchronized even as U.S. growth showed some signs of easing. Global financial markets generally benefitted from steady economic growth amid an environment of low inflation, low volatility and rising corporate profits.

“In the U.S., the continued economic expansion, muted inflation, corporate earnings growth and historically low volatility in financial markets helped to drive key equity market indexes to multiple record closing highs throughout the past twelve months.”

While economic growth in the U.S. and China largely drove the global recovery throughout 2016, by June 2017 the world’s other leading economies had picked up sufficiently enough for the Organization for Economic Co-operation and Development to forecast global growth at 3.5% in 2017 and 3.6% in 2018.

U.S. gross domestic product (GDP) growth slowed to 1.2% in the first quarter of 2017 from 2.5% and 3.5% growth in the fourth quarter and third quarters of 2016, respectively. Meanwhile, the U.S. unemployment rate continued its downward trend throughout the past twelve months, dropping to 4.4% in June 2017 from 4.9% one year earlier. In response to these numbers, along with nascent signs of price inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates in December 2016 and again in June 2017 and signaled it would raise rates once more before the end of the year. Further, Fed Chairwoman Janet Yellen indicated she was prepared to begin partially unwinding the central bank’s $4.5 trillion balance sheet in assets purchased through its quantitative easing program. An increase in consumer spending helped second-quarter 2017 GDP climb by 2.6% from a year earlier.

Notably, by mid-2017 domestic price inflation had dropped below the Fed’s target of 2% growth and wage growth was below many economists’ expectations, the latter despite an environment of essentially full employment for U.S. workers. These trends — and the Fed’s acknowledgment of them — provided some near-term uncertainty about the central bank’s commitment to tightening monetary policy.

Throughout the twelve months ended June 30, 2017, global oil prices remained a key focal point for policy makers, economists and investors. Global crude prices reached 15-month highs in October 2016 and received further support from the Organization of Petroleum Exporting Countries’ December 2016 decision to curb production. However, continued oversupply of crude and natural gas, partly due to continued U.S. production, pushed the price of a barrel of benchmark West Texas Intermediate crude oil down to $46 by the end of June 2017.

Meanwhile, the leading economies of Europe continued to strengthen from what had been an anemic expansion. Annualized GDP for the 19 core euro area nations rose 1.9% in the first quarter of 2017 and 2.1% in the second quarter. The June 2017 aggregate unemployment rate for those nations fell to 9.1%, its lowest level since March 2009. Also, in separate elections in 2017, voters in the Netherlands and France largely rejected populist campaigns espousing policies to limit free trade and immigration. The election results provided another boost to global equity prices.

In the U.S., the continued economic expansion, muted inflation, corporate earnings growth and historically low volatility in financial markets helped to drive key equity market indexes to multiple record closing highs throughout the past twelve months. U.S. investors appeared to shrug off intermittent political and policy dramas emanating from Washington, D.C. and extended the run-up in U.S. equity prices into its eighth consecutive year — one of the longest on record.

Over the twelve month period, U.S. and foreign markets largely rewarded those who remained fully invested in financial markets and we believe the fundamental virtues of patience and diversification remain essential to prudent investment strategy.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management & Institutional,

J.P. Morgan Asset Management

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	1

J.P. Morgan Small Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

Overall, U.S. equity markets provided positive returns and key stock market indexes reached multiple record highs throughout the twelve month reporting period. Steady global economic growth, continued low inflation and strong corporate earnings all served to support equity prices, both in the U.S. and elsewhere.

While U.S. equity prices rose throughout most of 2016, they experienced a sustained rally following the November 8, 2016 election amid investor expectations for increased infrastructure spending and tax cuts under the incoming Trump administration and Republican Party majorities in the U.S. Congress. Even as those expectations faded, U.S. equity prices continued to climb.

In February 2017, the Standard & Poor’s 500 Index (the “S&P 500”) reached nine new closing highs and the Dow Jones Industrial Average (the “DJIA”) closed at new highs for 12 consecutive days, matching a record set in 1987. The following month, the S&P 500 crossed 2,400 points in intraday trading for the first time and the DJIA crossed 21,000 points for the first time. While the rally in U.S. equities stalled in April 2017, record high U.S. corporate operating earnings rekindled the rise in stock prices and the S&P 500 posted seven new closing highs in May 2017 and four new closing highs in June 2017.

Importantly, U.S. financial market volatility remained historically low throughout the reporting period, with a brief spike ahead of the November 2016 election. By the end of June 2017, the CBOE Volatility Index which measures S&P 500 options to gauge market expectations of near-term volatility, stood at roughly half of its historical average.

Overall, small capitalization stocks generally outperformed mid cap and large cap stocks, while growth stocks generally outperformed value stocks. For the twelve months ended June 30, 2017, the Russell 2000 Index returned 24.60%.

2	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	34.99%
Russell 2000 Growth Index	24.40%

Net Assets as of 6/30/17 (In Thousands)	$170,392

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Small Cap Growth Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 2000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2017. The Fund’s security selection and overweight position in the information technology sector and its security selection in the health care sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the materials sector was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Shopify Inc., Exact Sciences Corp. and Teladoc Inc. Shares of Shopify, a provider of sales software for small and mid-sized businesses, rose amid consistent positive earnings and expanded services. Shares of Exact Sciences, a medical diagnostics company, rose in 2017 amid increased physician and insurer adoption of its colon cancer screening test. Shares of Teladoc, a provider of on-demand, remote health care, rose after the company reported improved cash flow.

Leading individual detractors from relative performance included the Fund’s overweight positions in TherapeuticsMD Inc. and Advanced Drainage Systems Inc. and its underweight position in Chemours Co. Shares of TherapeuticsMD, a drug maker, fell in mid-2017 after the U.S. Food and Drug Administration cited problems with the company’s product labeling. Shares of Advanced Drainage Systems, a manufacturer of thermoplastic water pipes, fell in late 2016 after the company delayed required financial reporting. Shares of Chemours, a chemicals manufacturer, rose after the company settled personal injury lawsuits related to toxic chemicals.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals.

The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	John Bean Technologies Corp.	1.8%
2.	Boyd Gaming Corp.	1.8
3.	Masonite International Corp.	1.5
4.	Summit Materials, Inc., Class A	1.5
5.	RingCentral, Inc., Class A	1.5
6.	Littelfuse, Inc.	1.5
7.	Kite Pharma, Inc.	1.4
8.	Texas Capital Bancshares, Inc.	1.3
9.	Graco, Inc.	1.3
10.	Trex Co., Inc.	1.3

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	27.3%
Health Care	22.1
Industrials	19.2
Consumer Discretionary	11.9
Financials	5.6
Consumer Staples	4.5
Materials	3.9
Real Estate	2.0
Energy	1.4
Short-Term Investment	2.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	3

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 19, 1997
With Sales Charge*		27.90%	13.36%	6.42%
Without Sales Charge		34.99	14.58	6.99
CLASS C SHARES	January 7, 1998
With CDSC**		33.34	14.01	6.42
Without CDSC		34.34	14.01	6.42
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	April 5, 1999	35.36	14.89	7.34

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Dynamic Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from June 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

JPMorgan Small Cap Core Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R5 Shares)*[1]	26.85%
Russell 2000 Index	24.60%

Net Assets as of 6/30/2017 (In Thousands)	$210,745

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Core Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class R5 Shares outperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2017. The Fund’s security selection in the information technology sector was a leading contributor to performance relative to the Benchmark. The Fund’s security selection in the materials and consumer staples sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Extreme Networks Inc., Take-Two Interactive Software Inc. and Ultra Clean Holdings Inc. Shares of Extreme Networks, a provider of information network equipment and services, rose after the company offered to acquire Avaya Inc. Shares of Take-Two Interactive Software, a maker of computer and video games, rose on better-than-expected earnings. Shares of Ultra Clean Holdings, a maker of semiconductor manufacturing equipment, rose on better-than-expected earnings.

Leading individual detractors from relative performance included the Fund’s overweight positions in First Solar Inc., Essendant Inc. and Geo Group Inc. Shares of First Solar, a provider of solar energy systems that was not held in the Benchmark, fell after the company was removed from the Standard & Poor’s 500 Index. Shares of Essendant, an office products distributor, fell after the company reported a drop in revenue and earnings. Shares of Geo Group, a prison real estate investment trust, fell after the company announced its $360 million acquisition of Community Education Centers

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong momentum. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Trinseo SA	1.1%
2.	Office Depot, Inc.	1.1
3.	GEO Group, Inc. (The)	1.1
4.	Masimo Corp.	1.1
5.	Taylor Morrison Home Corp., Class A	1.1
6.	Sanmina Corp.	1.0
7.	Integer Holdings Corp.	1.0
8.	East West Bancorp, Inc.	1.0
9.	Bloomin’ Brands, Inc.	1.0
10.	Extreme Networks, Inc.	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Industrials	18.4%
Financials	17.5
Information Technology	15.7
Health Care	14.4
Consumer Discretionary	9.5
Real Estate	7.0
Materials	4.3
Utilities	3.2
Energy	3.0
Consumer Staples	2.0
Telecommunication Services	0.1
Short-Term Investment	4.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.
[1]	On September 15, 2016, the Fund’s Select Class Shares were re-designated and renamed as Class R5 Shares.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	5

JPMorgan Small Cap Core Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 31, 2016
With Sales Charge*		19.66%	14.24%	6.57%
Without Sales Charge		26.29	15.48	7.14
CLASS C SHARES	May 31, 2016
With CDSC**		24.68	15.36	7.08
Without CDSC		25.68	15.36	7.08
CLASS I SHARES	January 3, 2017	26.71	15.57	7.18
CLASS R5 SHARES (FORMERLY SELECT CLASS SHARES)	January 1, 1997	26.85	15.59	7.19
CLASS R6 SHARES	May 31, 2016	26.94	15.61	7.20

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C, Class I and Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares, formerly named the Select Class Shares. The actual returns of Class A, Class C and Class I Shares would have been lower than those shown because Class A, Class C and Class I Shares have higher expenses than Class R5 Shares. The actual returns of the Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class R5 Shares of the JPMorgan Small Cap Core Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class R5 Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	20.14%
Russell 2000 Index	24.60%

Net Assets as of 6/30/2017 (In Thousands)	$6,288,443

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Equity Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2017. The Fund’s security selection and overweight position in the consumer discretionary sector and its security selection and underweight position in the information technology sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection in the health care sector was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Zoe’s Kitchen Inc., Crocs Inc. and National Retail Properties Inc. Shares of Zoe’s Kitchen, a restaurant chain operator, fell after the company reported lower-than-expected sales amid a general decline in customer traffic in the restaurant sector. Shares of Crocs, a footwear maker, fell in late 2016 after the company reported lower-than-expected sales and reduced its revenue forecast. Shares of National Retail Properties, a real estate investment trust that was not held in the Benchmark, fell after the company’s cash flow forecast was lower than analysts expected.

Leading individual contributors to relative performance included the Fund’s overweight positions in Toro Co., Idexx Laboratories Inc. and AdvancePierre Foods Holdings Inc. Shares of Toro, a maker of landscaping and irrigation products, rose after the company reported better-than-expected earnings and raised its revenue forecast. Shares of Idexx Laboratories, a maker of veterinary care products, rose after the company reported better-than-expected earnings. Shares of AdvancePierre Foods Holdings, a provider of pre-made sandwiches, rose on news of a $4.2 billion takeover offer from Tyson Foods Inc.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary analysis. The Fund’s portfolio managers looked for companies that, in their view, had leading competitive advantages, predictable and durable business models, and sustainable free cash flow generation with management teams committed to increasing intrinsic value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Toro Co. (The)	2.9%
2.	AptarGroup, Inc.	2.4
3.	Pool Corp.	1.9
4.	Spectrum Brands Holdings, Inc.	1.9
5.	West Pharmaceutical Services, Inc.	1.8
6.	Catalent, Inc.	1.8
7.	HealthSouth Corp.	1.7
8.	Performance Food Group Co.	1.5
9.	Brunswick Corp.	1.5
10.	RBC Bearings, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Industrials	17.8%
Financials	16.8
Consumer Discretionary	14.2
Information Technology	12.3
Health Care	12.1
Materials	6.1
Real Estate	5.9
Consumer Staples	3.4
Energy	3.4
Utilities	2.6
Mutual Funds	1.2
Short-Term Investment	4.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	7

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 20, 1994
With Sales Charge*		13.83%	13.42%	9.06%
Without Sales Charge		20.14	14.65	9.65
CLASS C SHARES	February 19, 2005
With CDSC**		18.53	14.09	9.11
Without CDSC		19.53	14.09	9.11
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	May 7, 1996	20.48	15.00	9.98
CLASS R2 SHARES	November 3, 2008	19.83	14.37	9.41
CLASS R3 SHARES	September 9, 2016	20.18	14.66	9.66
CLASS R4 SHARES	September 9, 2016	20.49	15.00	9.98
CLASS R5 SHARES	May 15, 2006	20.74	15.23	10.20
CLASS R6 SHARES	May 31, 2016	20.80	15.24	10.21

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns of Class R3 Shares would have been different than those shown because Class R3 Shares have different expenses than Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares (formerly Select Class Shares). The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of the Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 2007 to June 30, 2017.

The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	34.36%
Russell 2000 Growth Index	24.40%

Net Assets as of 6/30/2017 (In Thousands)	$1,315,928

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Growth Fund (the “Fund”) seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 2000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2017. The Fund’s security selection in the consumer discretionary sector and its security selection and overweight position in the information technology sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the materials sector was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Shopify Inc., Exact Sciences Corp. and Teladoc Inc. Shares of Shopify, a provider of sales software for small and mid-sized businesses, rose amid consistent positive earnings and expanded services. Shares of Exact Sciences, a medical diagnostics company, rose in 2017 amid increased physician and insurer adoption of its colon cancer screening test. Shares of Teladoc, a provider of on-demand, remote health care, rose after the company reported improved cash flow.

Leading individual detractors from relative performance included the Fund’s overweight positions in TherapeuticsMD Inc. and Advanced Drainage Systems Inc. and its underweight position in Chemours Co. Shares of TherapeuticsMD, a drug maker, fell in mid-2017 after the U.S. Food and Drug Administration cited problems with the company’s product labeling. Shares of Advanced Drainage Systems, a manufacturer of thermoplastic water pipes, fell in late 2016 after the company delayed required financial reporting. Shares of Chemours, a chemicals manufacturer, rose after the company settled personal injury lawsuits related to toxic chemicals.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals.

The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	John Bean Technologies Corp.	1.8%
2.	Boyd Gaming Corp.	1.8
3.	Masonite International Corp.	1.5
4.	Summit Materials, Inc., Class A	1.5
5.	RingCentral, Inc., Class A	1.4
6.	Littelfuse, Inc.	1.4
7.	Kite Pharma, Inc.	1.3
8.	Texas Capital Bancshares, Inc.	1.3
9.	Graco, Inc.	1.3
10.	Trex Co., Inc.	1.2

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	27.1%
Health Care	21.7
Industrials	19.0
Consumer Discretionary	11.9
Financials	5.6
Consumer Staples	4.5
Materials	3.8
Real Estate	2.0
Energy	1.3
Short-Term Investment	3.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	9

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 1, 1991
With Sales Charge*		27.34%	13.44%	7.59%
Without Sales Charge		34.36	14.68	8.17
CLASS C SHARES	November 4, 1997
With CDSC**		32.67	14.09	7.59
Without CDSC		33.67	14.09	7.59
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	March 26, 1996	34.61	14.96	8.43
CLASS L SHARES (FORMERLY INSTITUTIONAL CLASS SHARES)	February 19, 2005	34.93	15.14	8.60
CLASS R2 SHARES	November 3, 2008	33.96	14.39	7.90
CLASS R5 SHARES	September 9, 2016	34.93	15.14	8.60
CLASS R6 SHARES	November 30, 2010	34.99	15.26	8.67

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class L Shares (formerly Institutional Class Shares). The actual returns for Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from June 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

JPMorgan Small Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*[1]	19.30%
Russell 2000 Value Index	24.86%

Net Assets as of 6/30/2017 (In Thousands)	$2,115,203

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Value Fund (the “Fund”) seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 2000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2017. The Fund’s security selection in the health care and energy sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and information technology sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in SeaDrill Ltd., Windstream Holdings Inc. and FTI Consulting Inc. Shares of SeaDrill, an offshore oil drilling contractor, fell after the company announced it might file for bankruptcy. Shares of Windstream Holdings Co., a communications technology provider, fell after the company reported a wider-than-expected loss. Shares of FTI Consulting, a business advisory company, fell on lower-than-expected earnings.

Leading individual contributors to relative performance included the Fund’s overweight positions in Take-Two Interactive Software Inc., Children’s Place Inc. and Rex American Resources Corp. Shares of Take-Two Interactive Software, a maker of computer and video games that was not held in the Benchmark, rose on better-than-expected earnings. Shares of Children’s Place, a retailer of children’s apparel that was not held in the Benchmark, rose after the company reported better-than-expected earnings and sales. Shares of Rex American Resources, an ethanol producer, rose after the company reported strong growth in sales and earnings.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that they believe have attractive valuations, exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Benchmark Electronics, Inc.	1.2%
2.	EMCOR Group, Inc.	1.1
3.	Westamerica Bancorp	1.1
4.	Dillard’s, Inc., Class A	1.1
5.	Take-Two Interactive Software, Inc.	1.0
6.	Tech Data Corp.	1.0
7.	CNO Financial Group, Inc.	1.0
8.	ACCO Brands Corp.	1.0
9.	CYS Investments, Inc.	1.0
10.	Wabash National Corp.	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	30.2%
Industrials	13.5
Consumer Discretionary	10.6
Real Estate	10.3
Information Technology	9.9
Utilities	6.5
Health Care	5.8
Energy	4.8
Materials	4.5
Consumer Staples	1.9
Telecommunication Services	0.0
Short-Term Investment	2.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.
[1]	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	11

JPMorgan Small Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	January 27, 1995
With Sales Charge*		12.75%	11.51%	5.56%
Without Sales Charge		19.01	12.72	6.13
CLASS C SHARES	March 22, 1999
With CDSC**		17.27	12.04	5.49
Without CDSC		18.27	12.04	5.49
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	January 27, 1995	19.30	13.01	6.40
CLASS R2 SHARES	November 3, 2008	18.68	12.44	5.86
CLASS R3 SHARES	September 9, 2016	18.99	12.70	6.11
CLASS R4 SHARES	September 9, 2016	19.24	12.98	6.38
CLASS R5 SHARES	May 15, 2006	19.43	13.12	6.50
CLASS R6 SHARES	February 22, 2005	19.59	13.22	6.57

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R4 Shares prior to their inception date are based on the performance of the Class I Shares (formerly Select Class Shares). Returns for the Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. Prior performance for Class R2, Class R3 and Class R4 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Small Cap Value Fund, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index from June 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*[1]	20.50%
Russell 2000 Index	24.60%

Net Assets as of 6/30/2017 (In Thousands)	$1,751,673

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Small Company Fund (the “Fund”) seeks to provide high total return from a portfolio of small company stocks.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2017. The Fund’s security selection in the health care and industrials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the information technology sector was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Huron Consulting Group Inc., Windstream Holdings Inc. and GNC Holdings Inc. Shares of Huron Consulting Group, a provider of management consulting, fell after the company reported lower-than-expected earnings and revenue. Shares of Windstream Holdings, a communications technology provider, fell after the company reported a wider-than-expected loss. Shares of GNC Holdings, a retailer of health supplements, fell after the company reported a drop in sales.

Leading individual contributors to relative performance included the Fund’s overweight positions in Take-Two Interactive Software Inc., Children’s Place Inc. and InvenSense Inc. Shares of Take-Two Interactive Software, a maker of computer and video games, rose on better-than-expected earnings. Shares of Children’s Place, a retailer of children’s apparel, rose after the company reported better-than-expected earnings and sales. Shares of InvenSense, a maker of motion tracking systems and gyroscopes for consumer electronics, rose after the company agreed to a $1.3 billion takeover by TDK Corp.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Taylor Morrison Home Corp., Class A	1.3%
2.	Tivity Health, Inc.	1.1
3.	Take-Two Interactive Software, Inc.	1.1
4.	Aspen Technology, Inc.	1.1
5.	CoreSite Realty Corp.	1.1
6.	Wright Medical Group NV	1.1
7.	Children’s Place, Inc. (The)	1.0
8.	REX American Resources Corp.	1.0
9.	ACCO Brands Corp.	1.0
10.	EMCOR Group, Inc.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	17.5%
Information Technology	16.6
Industrials	15.0
Health Care	14.4
Consumer Discretionary	11.7
Real Estate	6.3
Materials	3.7
Energy	3.5
Utilities	3.5
Consumer Staples	2.7
Telecommunication Services	0.6
Short-Term Investment	4.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.
[1]	On December 1, 2016, the Fund’s Institutional Class Shares were re-designated and renamed Class L Shares.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	13

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2007
With Sales Charge*		13.65%	13.09%	6.50%
Without Sales Charge		19.97	14.31	7.08
CLASS C SHARES	November 1, 2007
With CDSC**		18.43	13.77	6.57
Without CDSC		19.43	13.77	6.57
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	September 10, 2001	20.29	14.62	7.35
CLASS L SHARES (FORMERLY INSTITUTIONAL CLASS SHARES)	November 4, 1993	20.50	14.81	7.54
CLASS R2 SHARES	November 1, 2011	19.70	14.04	6.93
CLASS R3 SHARES	September 9, 2016	19.98	14.31	7.08
CLASS R4 SHARES	September 9, 2016	20.30	14.63	7.36
CLASS R5 SHARES	September 9, 2016	20.45	14.80	7.54
CLASS R6 SHARES	November 1, 2011	20.64	14.93	7.60

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C and Class R4 Shares prior to their inception dates are based on the performance of the Class I Shares (formerly Select Class Shares). The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R2 prior to their inception date are based on the performance of the Class A Shares from November 1, 2007 to October 31, 2011 and the performance of Class I Shares prior to November 1, 2007. Returns for Class R3 prior to their inception date are based on the performance of Class A Shares from November 1, 2007 to September 8, 2016 and the performance of Class I Shares prior to November 1, 2007. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares and Class I Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares and higher expenses than Class I Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of the Class L Shares (formerly Institutional Class Shares). The actual returns of Class R5 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Class L Shares. The actual returns of Class R6 Shares would have been different than these shown because Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Small Company Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.6%
	Consumer Discretionary — 11.9%
	Distributors — 1.1%
16	Pool Corp.	1,853

	Diversified Consumer Services — 0.7%
15	Bright Horizons Family Solutions, Inc. (a)	1,176

	Hotels, Restaurants & Leisure — 3.9%
124	Boyd Gaming Corp.	3,085
37	Texas Roadhouse, Inc.	1,875
8	Vail Resorts, Inc.	1,613

		6,573

	Household Durables — 0.6%
83	TRI Pointe Group, Inc. (a)	1,096

	Internet & Direct Marketing Retail — 1.0%
21	Wayfair, Inc., Class A (a)	1,610

	Multiline Retail — 0.9%
37	Ollie’s Bargain Outlet Holdings, Inc. (a)	1,579

	Specialty Retail — 2.6%
13	Burlington Stores, Inc. (a)	1,185
17	Lithia Motors, Inc., Class A	1,592
12	Penske Automotive Group, Inc.	516
57	Tile Shop Holdings, Inc.	1,178

		4,471

	Textiles, Apparel & Luxury Goods — 1.1%
69	Wolverine World Wide, Inc.	1,932

	Total Consumer Discretionary	20,290

	Consumer Staples — 4.5%
	Food & Staples Retailing — 2.1%
9	Casey’s General Stores, Inc.	961
58	Performance Food Group Co. (a)	1,593
44	Sprouts Farmers Market, Inc. (a)	994

		3,548

	Food Products — 1.3%
74	Freshpet, Inc. (a)	1,224
28	Snyder’s-Lance, Inc.	977

		2,201

	Personal Products — 1.1%
72	elf Beauty, Inc. (a)	1,968

	Total Consumer Staples	7,717

	Energy — 1.4%
	Oil, Gas & Consumable Fuels — 1.4%
7	Diamondback Energy, Inc. (a)	652
62	Jagged Peak Energy, Inc. (a)	830

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
26	RSP Permian, Inc. (a)	830

	Total Energy	2,312

	Financials — 5.6%
	Banks — 2.4%
21	Bank of the Ozarks, Inc.	983
6	Signature Bank (a)	893
28	Texas Capital Bancshares, Inc. (a)	2,199

		4,075

	Capital Markets — 2.7%
29	Evercore Partners, Inc., Class A	2,071
34	Financial Engines, Inc.	1,230
128	PennantPark Investment Corp.	948
41	WisdomTree Investments, Inc.	422

		4,671

	Thrifts & Mortgage Finance — 0.5%
35	BofI Holding, Inc. (a)	824

	Total Financials	9,570

	Health Care — 22.1%
	Biotechnology — 9.4%
20	ACADIA Pharmaceuticals, Inc. (a)	545
24	Axovant Sciences Ltd. (a)	546
56	Bellicum Pharmaceuticals, Inc. (a)	656
30	Biohaven Pharmaceutical Holding Co. Ltd., (Canada) (a)	757
41	Coherus Biosciences, Inc. (a)	595
59	Exact Sciences Corp. (a)	2,073
30	FibroGen, Inc. (a)	962
83	Halozyme Therapeutics, Inc. (a)	1,067
66	Ignyta, Inc. (a)	680
27	Insmed, Inc. (a)	455
22	Kite Pharma, Inc. (a)	2,303
12	Neurocrine Biosciences, Inc. (a)	558
18	Portola Pharmaceuticals, Inc. (a)	1,017
34	REGENXBIO, Inc. (a)	663
14	Sage Therapeutics, Inc. (a)	1,130
18	Spark Therapeutics, Inc. (a)	1,067
2	TESARO, Inc. (a)	286
32	Versartis, Inc. (a)	553

		15,913

	Health Care Equipment & Supplies — 4.7%
142	GenMark Diagnostics, Inc. (a)	1,685
22	Insulet Corp. (a)	1,145
73	K2M Group Holdings, Inc. (a)	1,788

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	15

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care Equipment & Supplies — continued
19	Nevro Corp. (a)	1,426
170	Novadaq Technologies, Inc., (Canada) (a)	1,991

		8,035

	Health Care Providers & Services — 3.5%
43	Acadia Healthcare Co., Inc. (a)	2,132
55	Teladoc, Inc. (a)	1,922
11	WellCare Health Plans, Inc. (a)	1,895

		5,949

	Health Care Technology — 1.7%
75	Evolent Health, Inc., Class A (a)	1,905
17	Veeva Systems, Inc., Class A (a)	1,041

		2,946

	Pharmaceuticals — 2.8%
100	Horizon Pharma plc (a)	1,191
61	Nektar Therapeutics (a)	1,200
44	Revance Therapeutics, Inc. (a)	1,159
226	TherapeuticsMD, Inc. (a)	1,194

		4,744

	Total Health Care	37,587

	Industrials — 19.1%
	Aerospace & Defense — 1.8%
28	HEICO Corp.	1,992
21	Hexcel Corp.	1,105

		3,097

	Air Freight & Logistics — 0.8%
21	XPO Logistics, Inc. (a)	1,363

	Building Products — 6.4%
82	Advanced Drainage Systems, Inc.	1,639
21	Fortune Brands Home & Security, Inc.	1,386
34	JELD-WEN Holding, Inc. (a)	1,106
11	Lennox International, Inc.	2,107
34	Masonite International Corp. (a)	2,595
32	Trex Co., Inc. (a)	2,139

		10,972

	Commercial Services & Supplies — 0.9%
66	Advanced Disposal Services, Inc. (a)	1,500

	Industrial Conglomerates — 0.6%
10	Carlisle Cos., Inc.	945

	Machinery — 5.3%
20	Graco, Inc.	2,193
13	ITT, Inc.	526
32	John Bean Technologies Corp.	3,129

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — continued
12	Middleby Corp. (The) (a)	1,457
26	Oshkosh Corp.	1,789

		9,094

	Marine — 0.5%
14	Kirby Corp. (a)	931

	Road & Rail — 1.1%
19	Old Dominion Freight Line, Inc.	1,809

	Trading Companies & Distributors — 1.7%
50	H&E Equipment Services, Inc.	1,021
49	Rush Enterprises, Inc., Class A (a)	1,809

		2,830

	Total Industrials	32,541

	Information Technology — 27.2%
	Communications Equipment — 1.3%
38	Ciena Corp. (a)	946
71	Quantenna Communications, Inc. (a)	1,357

		2,303

	Electronic Equipment, Instruments & Components — 1.4%
15	Littelfuse, Inc.	2,466

	Internet Software & Services — 9.5%
28	2U, Inc. (a)	1,329
56	Cloudera, Inc. (a)	893
5	CoStar Group, Inc. (a)	1,216
52	Envestnet, Inc. (a)	2,050
49	GoDaddy, Inc., Class A (a)	2,084
39	GrubHub, Inc. (a)	1,721
39	Instructure, Inc. (a)	1,162
29	MuleSoft, Inc., Class A (a)	729
51	Nutanix, Inc., Class A (a)	1,025
38	Okta, Inc. (a)	874
14	Shopify, Inc., (Canada), Class A (a)	1,240
36	Trade Desk, Inc. (The), Class A (a)	1,788

		16,111

	Semiconductors & Semiconductor Equipment — 4.7%
28	Cavium, Inc. (a)	1,735
39	Inphi Corp. (a)	1,334
30	MACOM Technology Solutions Holdings, Inc. (a)	1,670
21	MKS Instruments, Inc.	1,417
19	Monolithic Power Systems, Inc.	1,787

		7,943

	Software — 10.3%
34	Appian Corp. (a)	619
36	Atlassian Corp. plc, (Australia), Class A (a)	1,277

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Software — continued
30	Guidewire Software, Inc. (a)	2,054
19	HubSpot, Inc. (a)	1,246
19	Imperva, Inc. (a)	916
29	Paycom Software, Inc. (a)	1,994
18	Proofpoint, Inc. (a)	1,528
68	RingCentral, Inc., Class A (a)	2,478
28	Take-Two Interactive Software, Inc. (a)	2,065
9	Tyler Technologies, Inc. (a)	1,615
61	Zendesk, Inc. (a)	1,693

		17,485

	Total Information Technology	46,308

	Materials — 3.8%
	Chemicals — 1.2%
111	Ferro Corp. (a)	2,034

	Construction Materials — 2.6%
21	Eagle Materials, Inc.	1,943
89	Summit Materials, Inc., Class A (a)	2,556

		4,499

	Total Materials	6,533

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate — 2.0%
	Equity Real Estate Investment Trusts (REITs) — 1.0%
32	CubeSmart	762
20	Highwoods Properties, Inc.	1,019

		1,781

	Real Estate Management & Development — 1.0%
30	RE/MAX Holdings, Inc., Class A	1,680

	Total Real Estate	3,461

	Total Common Stocks (Cost $101,887)	166,319

Short-Term Investment — 2.1%
	Investment Company — 2.1%
3,593	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $3,593)	3,593

	Total Investments — 99.7% (Cost $105,480)	169,912
	Other Assets in Excess of Liabilities — 0.3%	480

	NET ASSETS — 100.0%	$170,392

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	17

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.9%
	Consumer Discretionary — 9.6%
	Auto Components — 1.4%
59	American Axle & Manufacturing Holdings, Inc. (a)	918
17	Cooper-Standard Holdings, Inc. (a)	1,750
9	Dana, Inc.	203
2	Stoneridge, Inc. (a)	28
5	Tower International, Inc.	116

		3,015

	Diversified Consumer Services — 0.3%
2	Capella Education Co.	147
2	Grand Canyon Education, Inc. (a)	188
21	K12, Inc. (a)	385

		720

	Hotels, Restaurants & Leisure — 1.7%
97	Bloomin’ Brands, Inc.	2,067
7	DineEquity, Inc.	326
1	Jack in the Box, Inc.	49
35	Pinnacle Entertainment, Inc. (a)	682
21	Ruth’s Hospitality Group, Inc.	448

		3,572

	Household Durables — 2.3%
14	Helen of Troy Ltd. (a)	1,335
9	Hooker Furniture Corp.	370
6	KB Home	134
21	Libbey, Inc.	166
18	Lifetime Brands, Inc.	321
2	NACCO Industries, Inc., Class A	122
95	Taylor Morrison Home Corp., Class A (a)	2,291

		4,739

	Internet & Direct Marketing Retail — 0.1%
13	Liberty TripAdvisor Holdings, Inc., Class A (a)	148

	Media — 1.0%
61	Gannett Co., Inc.	533
38	Gray Television, Inc. (a)	526
3	Nexstar Media Group, Inc., Class A	187
23	Sinclair Broadcast Group, Inc., Class A	760
12	Townsquare Media, Inc., Class A (a)	124

		2,130

	Specialty Retail — 2.7%
28	Caleres, Inc.	772
16	Children’s Place, Inc. (The)	1,644
19	Express, Inc. (a)	126
4	Floor & Decor Holdings, Inc., Class A (a)	169
4	Group 1 Automotive, Inc.	266

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — continued
421	Office Depot, Inc.	2,372
79	Pier 1 Imports, Inc.	412
2	Tailored Brands, Inc.	20

		5,781

	Textiles, Apparel & Luxury Goods — 0.1%
9	Perry Ellis International, Inc. (a)	181

	Total Consumer Discretionary	20,286

	Consumer Staples — 2.1%
	Food & Staples Retailing — 0.7%
42	SpartanNash Co.	1,095
39	SUPERVALU, Inc. (a)	129
11	US Foods Holding Corp. (a)	299

		1,523

	Food Products — 1.0%
35	Dean Foods Co.	597
28	Pilgrim’s Pride Corp. (a)	617
4	Pinnacle Foods, Inc.	233
3	Sanderson Farms, Inc.	382
2	TreeHouse Foods, Inc. (a)	196

		2,025

	Household Products — 0.4%
25	Central Garden & Pet Co., Class A (a)	739

	Personal Products — 0.0% (g)
2	USANA Health Sciences, Inc. (a)	101

	Total Consumer Staples	4,388

	Energy — 3.1%
	Energy Equipment & Services — 1.1%
32	Archrock, Inc.	360
26	Exterran Corp. (a)	691
76	McDermott International, Inc. (a)	546
7	PHI, Inc. (Non-Voting) (a)	66
36	RigNet, Inc. (a)	581

		2,244

	Oil, Gas & Consumable Fuels — 2.0%
210	Abraxas Petroleum Corp. (a)	340
1	Arch Coal, Inc., Class A	96
57	Delek US Holdings, Inc.	1,511
114	Denbury Resources, Inc. (a)	174
72	EP Energy Corp., Class A (a)	263
8	Green Plains, Inc.	168
20	Jagged Peak Energy, Inc. (a)	260
29	Pacific Ethanol, Inc. (a)	179

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
33	Renewable Energy Group, Inc. (a)	426
1	REX American Resources Corp. (a)	59
39	SRC Energy, Inc. (a)	263
196	W&T Offshore, Inc. (a)	384
3	Westmoreland Coal Co. (a)	14
3	World Fuel Services Corp.	113

		4,250

	Total Energy	6,494

	Financials — 17.9%
	Banks — 10.5%
4	Cadence BanCorp (a)	94
8	Cathay General Bancorp	308
3	Central Valley Community Bancorp	67
2	Community Trust Bancorp, Inc.	75
3	CU Bancorp (a)	119
4	Customers Bancorp, Inc. (a)	111
36	East West Bancorp, Inc.	2,089
2	Enterprise Financial Services Corp.	69
14	Fidelity Southern Corp.	330
19	Financial Institutions, Inc.	557
164	First BanCorp, (Puerto Rico) (a)	951
5	First Business Financial Services, Inc.	116
6	First Community Bancshares, Inc.	155
5	First Financial Bancorp	138
13	First Foundation, Inc. (a)	220
8	First Hawaiian, Inc.	236
41	First Merchants Corp.	1,653
52	Fulton Financial Corp.	980
39	Hancock Holding Co.	1,887
34	Hanmi Financial Corp.	967
16	Heritage Financial Corp.	419
14	Hilltop Holdings, Inc.	360
61	Hope Bancorp, Inc.	1,135
2	Howard Bancorp, Inc. (a)	44
6	IBERIABANK Corp.	483
4	MainSource Financial Group, Inc.	142
3	NBT Bancorp, Inc.	113
4	Northeast Bancorp	81
3	Pacific Mercantile Bancorp (a)	24
25	PacWest Bancorp	1,169
48	Popular, Inc., (Puerto Rico)	2,022
11	Preferred Bank	564
2	Premier Financial Bancorp, Inc.	41
6	Shore Bancshares, Inc.	102
3	Sierra Bancorp	70

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
4	Southern National Bancorp of Virginia, Inc.	72
2	Stonegate Bank	83
2	SVB Financial Group (a)	282
106	TCF Financial Corp.	1,682
2	Towne Bank	62
15	TriCo Bancshares	533
15	TriState Capital Holdings, Inc. (a)	383
6	Triumph Bancorp, Inc. (a)	149
21	Zions Bancorp	931

		22,068

	Capital Markets — 1.5%
84	BGC Partners, Inc., Class A	1,064
3	Evercore Partners, Inc., Class A	221
17	Houlihan Lokey, Inc.	587
14	INTL. FCStone, Inc. (a)	547
27	OM Asset Management plc	398
3	Piper Jaffray Cos.	181
1	Stifel Financial Corp. (a)	66

		3,064

	Consumer Finance — 1.4%
35	FirstCash, Inc.	2,041
24	Green Dot Corp., Class A (a)	932

		2,973

	Diversified Financial Services — 0.1%
12	FNFV Group (a)	191
3	Marlin Business Services Corp.	71

		262

	Insurance — 2.8%
50	American Equity Investment Life Holding Co.	1,304
8	Aspen Insurance Holdings Ltd., (Bermuda)	377
63	CNO Financial Group, Inc.	1,309
12	First American Financial Corp.	514
6	HCI Group, Inc.	290
15	Kinsale Capital Group, Inc.	556
5	Maiden Holdings Ltd.	56
4	National General Holdings Corp.	75
4	Selective Insurance Group, Inc.	187
16	Stewart Information Services Corp.	730
4	United Fire Group, Inc.	185
15	Universal Insurance Holdings, Inc.	372

		5,955

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	19

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Mortgage Real Estate Investment Trusts (REITs) — 0.6%
9	Capstead Mortgage Corp.	96
5	Invesco Mortgage Capital, Inc.	85
61	Redwood Trust, Inc.	1,040

		1,221

	Thrifts & Mortgage Finance — 1.0%
4	BankFinancial Corp.	64
7	Dime Community Bancshares, Inc.	139
9	HomeStreet, Inc. (a)	261
7	Meta Financial Group, Inc.	667
12	OceanFirst Financial Corp.	320
9	PennyMac Financial Services, Inc., Class A (a)	147
9	Walker & Dunlop, Inc. (a)	433
2	Washington Federal, Inc.	56

		2,087

	Total Financials	37,630

	Health Care — 14.6%
	Biotechnology — 5.3%
10	Acorda Therapeutics, Inc. (a)	187
45	Aduro Biotech, Inc. (a)	508
4	AMAG Pharmaceuticals, Inc. (a)	70
69	Amicus Therapeutics, Inc. (a)	698
7	AnaptysBio, Inc. (a)	170
9	Audentes Therapeutics, Inc. (a)	180
23	Axovant Sciences Ltd. (a)	543
7	Bellicum Pharmaceuticals, Inc. (a)	77
7	Bluebird Bio, Inc. (a)	683
17	Cara Therapeutics, Inc. (a)	262
183	Catalyst Pharmaceuticals, Inc. (a)	505
8	Corvus Pharmaceuticals, Inc. (a)	98
61	Dynavax Technologies Corp. (a)	584
19	Epizyme, Inc. (a)	291
8	Esperion Therapeutics, Inc. (a)	347
7	FibroGen, Inc. (a)	216
7	Global Blood Therapeutics, Inc. (a)	191
5	Immune Design Corp. (a)	45
30	Insmed, Inc. (a)	508
5	Jounce Therapeutics, Inc. (a)	76
1	Karyopharm Therapeutics, Inc. (a)	7
1	Loxo Oncology, Inc. (a)	80
20	Mersana Therapeutics, Inc. (a)	277
7	Momenta Pharmaceuticals, Inc. (a)	123
24	Ra Pharmaceuticals, Inc. (a)	448
3	Radius Health, Inc. (a)	127
3	Sage Therapeutics, Inc. (a)	263
12	Sarepta Therapeutics, Inc. (a)	411

SHARES	SECURITY DESCRIPTION	VALUE($)

	Biotechnology — continued
30	Selecta Biosciences, Inc. (a)	598
3	Seres Therapeutics, Inc. (a)	32
9	Spark Therapeutics, Inc. (a)	544
52	Synergy Pharmaceuticals, Inc. (a)	232
13	Syros Pharmaceuticals, Inc. (a)	211
3	TESARO, Inc. (a)	476
10	Ultragenyx Pharmaceutical, Inc. (a)	640
9	Vanda Pharmaceuticals, Inc. (a)	153
11	Xencor, Inc. (a)	236

		11,097

	Health Care Equipment & Supplies — 3.8%
18	Cutera, Inc. (a)	469
1	Inogen, Inc. (a)	139
51	Integer Holdings Corp. (a)	2,210
59	Invacare Corp.	780
45	Lantheus Holdings, Inc. (a)	796
26	Masimo Corp. (a)	2,343
75	OraSure Technologies, Inc. (a)	1,292

		8,029

	Health Care Providers & Services — 3.4%
23	Addus HomeCare Corp. (a)	841
19	AMN Healthcare Services, Inc. (a)	730
71	Cross Country Healthcare, Inc. (a)	923
2	Envision Healthcare Corp. (a)	141
43	Kindred Healthcare, Inc.	506
21	Molina Healthcare, Inc. (a)	1,475
25	Owens & Minor, Inc.	799
14	PharMerica Corp. (a)	372
31	RadNet, Inc. (a)	238
25	Surgery Partners, Inc. (a)	560
4	WellCare Health Plans, Inc. (a)	657

		7,242

	Health Care Technology — 0.3%
34	HMS Holdings Corp. (a)	629

	Life Sciences Tools & Services — 0.4%
10	INC Research Holdings, Inc., Class A (a)	585
3	PRA Health Sciences, Inc. (a)	195

		780

	Pharmaceuticals — 1.4%
8	Amphastar Pharmaceuticals, Inc. (a)	143
20	Assembly Biosciences, Inc. (a)	413
10	Horizon Pharma plc (a)	113
3	Medicines Co. (The) (a)	110

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Pharmaceuticals — continued
14	Nektar Therapeutics (a)	282
41	Ocular Therapeutix, Inc. (a)	376
7	Pacira Pharmaceuticals, Inc. (a)	334
7	Reata Pharmaceuticals, Inc., Class A (a)	212
8	Revance Therapeutics, Inc. (a)	222
120	TherapeuticsMD, Inc. (a)	634
5	Theravance Biopharma, Inc., (Cayman Islands) (a)	187

		3,026

	Total Health Care	30,803

	Industrials — 18.8%
	Aerospace & Defense — 1.5%
16	AAR Corp.	572
13	Engility Holdings, Inc. (a)	370
7	HEICO Corp., Class A	462
3	Moog, Inc., Class A (a)	230
49	Vectrus, Inc. (a)	1,593

		3,227

	Air Freight & Logistics — 0.2%
5	Atlas Air Worldwide Holdings, Inc. (a)	240
4	Park-Ohio Holdings Corp.	147

		387

	Airlines — 0.7%
10	Hawaiian Holdings, Inc. (a)	474
31	SkyWest, Inc.	1,088

		1,562

	Building Products — 0.8%
3	American Woodmark Corp. (a)	246
8	JELD-WEN Holding, Inc. (a)	263
12	Universal Forest Products, Inc.	1,083

		1,592

	Commercial Services & Supplies — 3.1%
14	ABM Industries, Inc.	590
147	ACCO Brands Corp. (a)	1,708
3	CECO Environmental Corp.	29
27	Essendant, Inc.	394
3	Herman Miller, Inc.	79
17	Interface, Inc.	324
12	Kimball International, Inc., Class B	203
5	Knoll, Inc.	102
57	Quad/Graphics, Inc.	1,308
30	Steelcase, Inc., Class A	425
4	Viad Corp.	185

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — continued
2	VSE Corp.	73
45	West Corp.	1,043

		6,463

	Construction & Engineering — 1.5%
15	EMCOR Group, Inc.	967
34	HC2 Holdings, Inc. (a)	198
33	MasTec, Inc. (a)	1,467
17	Sterling Construction Co., Inc. (a)	227
13	Tutor Perini Corp. (a)	378

		3,237

	Electrical Equipment — 1.2%
6	EnerSys	427
103	General Cable Corp.	1,677
8	Powell Industries, Inc.	249
3	Regal Beloit Corp.	280

		2,633

	Machinery — 3.9%
6	Barnes Group, Inc.	331
20	Columbus McKinnon Corp.	496
16	Federal Signal Corp.	277
58	Global Brass & Copper Holdings, Inc.	1,760
5	Greenbrier Cos., Inc. (The)	243
2	Hurco Cos., Inc.	59
4	Hyster-Yale Materials Handling, Inc.	281
8	Kadant, Inc.	570
3	Kennametal, Inc.	120
106	Meritor, Inc. (a)	1,769
2	NN, Inc.	60
1	Standex International Corp.	121
10	TriMas Corp. (a)	202
84	Wabash National Corp.	1,852

		8,141

	Marine — 0.2%
64	Costamare, Inc., (Monaco)	466

	Professional Services — 3.9%
62	Acacia Research Corp. (a)	255
28	Barrett Business Services, Inc.	1,622
5	CRA International, Inc.	177
14	ICF International, Inc. (a)	664
18	Insperity, Inc.	1,292
2	Kelly Services, Inc., Class A	39
75	RPX Corp. (a)	1,039
29	TriNet Group, Inc. (a)	940

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	21

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Professional Services — continued
60		TrueBlue, Inc. (a)	1,577
8		WageWorks, Inc. (a)	511

			8,116

		Road & Rail — 0.8%
68		ArcBest Corp.	1,394
10		Schneider National, Inc., Class B	224
3		Universal Logistics Holdings, Inc.	38
3		YRC Worldwide, Inc. (a)	37

			1,693

		Trading Companies & Distributors — 1.0%
9		Applied Industrial Technologies, Inc.	508
12		GMS, Inc. (a)	331
65		MRC Global, Inc. (a)	1,069
–	(h)	Neff Corp., Class A (a)	4
3		Veritiv Corp. (a)	135

			2,047

		Total Industrials	39,564

		Information Technology — 16.0%
		Communications Equipment — 1.2%
16		Ciena Corp. (a)	388
223		Extreme Networks, Inc. (a)	2,058

			2,446

		Electronic Equipment, Instruments & Components — 3.7%
1		Anixter International, Inc. (a)	110
46		Benchmark Electronics, Inc. (a)	1,478
21		Fitbit, Inc., Class A (a)	109
31		Insight Enterprises, Inc. (a)	1,225
1		KEMET Corp. (a)	7
29		Kimball Electronics, Inc. (a)	525
2		Littelfuse, Inc.	409
9		Methode Electronics, Inc.	353
9		Plexus Corp. (a)	452
59		Sanmina Corp. (a)	2,240
10		Tech Data Corp. (a)	961

			7,869

		Internet Software & Services — 1.9%
7		Alteryx, Inc., Class A (a)	133
23		Bankrate, Inc. (a)	298
55		Blucora, Inc. (a)	1,172
25		Cloudera, Inc. (a)	393
9		Cornerstone OnDemand, Inc. (a)	324
6		Coupa Software, Inc. (a)	174
18		Five9, Inc. (a)	392

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — continued
101	Limelight Networks, Inc. (a)	290
3	MuleSoft, Inc., Class A (a)	67
14	Okta, Inc. (a)	310
37	Tintri, Inc. (a)	265
18	Yext, Inc. (a)	244

		4,062

	IT Services — 2.5%
2	Blackhawk Network Holdings, Inc. (a)	76
11	Euronet Worldwide, Inc. (a)	983
32	Everi Holdings, Inc. (a)	229
2	EVERTEC, Inc., (Puerto Rico)	41
21	Planet Payment, Inc. (a)	70
14	Sykes Enterprises, Inc. (a)	477
144	Travelport Worldwide Ltd.	1,983
101	Unisys Corp. (a)	1,296

		5,155

	Semiconductors & Semiconductor Equipment — 3.5%
3	Advanced Energy Industries, Inc. (a)	183
30	Alpha & Omega Semiconductor Ltd. (a)	494
18	Cirrus Logic, Inc. (a)	1,098
30	Cohu, Inc.	477
100	Cypress Semiconductor Corp.	1,359
106	IXYS Corp. (a)	1,743
5	Nanometrics, Inc. (a)	120
7	Rudolph Technologies, Inc. (a)	160
18	Sigma Designs, Inc. (a)	103
81	Ultra Clean Holdings, Inc. (a)	1,524
17	Xcerra Corp. (a)	162

		7,423

	Software — 3.2%
2	Blackline, Inc. (a)	61
15	CommVault Systems, Inc. (a)	864
3	MicroStrategy, Inc., Class A (a)	489
3	QAD, Inc., Class A	83
3	Qualys, Inc. (a)	126
6	RealPage, Inc. (a)	216
31	RingCentral, Inc., Class A (a)	1,118
25	Take-Two Interactive Software, Inc. (a)	1,851
105	TiVo Corp.	1,965

		6,773

	Total Information Technology	33,728

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Materials — 4.4%
	Chemicals — 2.4%
14	Chemours Co. (The)	523
18	FutureFuel Corp.	276
18	Innophos Holdings, Inc.	794
1	Innospec, Inc.	89
13	Minerals Technologies, Inc.	938
14	OMNOVA Solutions, Inc. (a)	141
35	Trinseo SA	2,404

		5,165

	Containers & Packaging — 0.5%
12	Berry Global Group, Inc. (a)	697
22	Graphic Packaging Holding Co.	309

		1,006

	Metals & Mining — 0.7%
67	AK Steel Holding Corp. (a)	439
54	Cliffs Natural Resources, Inc. (a)	371
6	Commercial Metals Co.	112
4	Ryerson Holding Corp. (a)	43
11	Warrior Met Coal, Inc.	192
4	Worthington Industries, Inc.	219

		1,376

	Paper & Forest Products — 0.8%
13	Boise Cascade Co. (a)	410
24	Louisiana-Pacific Corp. (a)	579
20	Schweitzer-Mauduit International, Inc.	735

		1,724

	Total Materials	9,271

	Real Estate — 7.1%
	Equity Real Estate Investment Trusts (REITs) — 6.9%
5	American Campus Communities, Inc.	217
10	Armada Hoffler Properties, Inc.	126
150	Ashford Hospitality Trust, Inc.	912
16	Bluerock Residential Growth REIT, Inc.	211
9	Chatham Lodging Trust	184
8	Chesapeake Lodging Trust	200
1	CorEnergy Infrastructure Trust, Inc.	37
9	CoreSite Realty Corp.	929
29	Cousins Properties, Inc.	252
3	CyrusOne, Inc.	139
9	DCT Industrial Trust, Inc.	459
17	DiamondRock Hospitality Co.	181
9	DuPont Fabros Technology, Inc.	563
5	Easterly Government Properties, Inc.	111

SHARES	SECURITY DESCRIPTION	VALUE($)

	Equity Real Estate Investment Trusts (REITs) — continued
8	Education Realty Trust, Inc.	315
1	EPR Properties	104
44	First Industrial Realty Trust, Inc.	1,252
3	Franklin Street Properties Corp.	35
80	GEO Group, Inc. (The)	2,363
5	Government Properties Income Trust	97
7	Highwoods Properties, Inc.	375
6	Hudson Pacific Properties, Inc.	188
9	InfraREIT, Inc.	163
7	New Senior Investment Group, Inc.	72
21	NexPoint Residential Trust, Inc.	532
4	Parkway, Inc.	84
9	Preferred Apartment Communities, Inc., Class A	143
2	PS Business Parks, Inc.	225
3	Ramco-Gershenson Properties Trust	37
40	Retail Opportunity Investments Corp.	762
23	Rexford Industrial Realty, Inc.	620
22	RLJ Lodging Trust	427
49	Summit Hotel Properties, Inc.	918
3	Sun Communities, Inc.	229
38	Sunstone Hotel Investors, Inc.	619
23	Xenia Hotels & Resorts, Inc.	446

		14,527

	Real Estate Management & Development — 0.2%
26	Forestar Group, Inc. (a)	444

	Total Real Estate	14,971

	Telecommunication Services — 0.1%
	Diversified Telecommunication Services — 0.1%
7	IDT Corp., Class B	107

	Utilities — 3.2%
	Electric Utilities — 1.9%
2	El Paso Electric Co.	82
6	IDACORP, Inc.	488
3	MGE Energy, Inc.	223
38	Portland General Electric Co.	1,721
82	Spark Energy, Inc., Class A	1,541

		4,055

	Gas Utilities — 0.9%
14	New Jersey Resources Corp.	542
13	Southwest Gas Holdings, Inc.	927
5	WGL Holdings, Inc.	400

		1,869

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	23

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands, except for number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Independent Power and Renewable Electricity Producers — 0.4%
48	Atlantic Power Corp. (a)	116
15	Dynegy, Inc. (a)	122
11	Ormat Technologies, Inc.	646

		884

	Water Utilities — 0.0% (g)
2	Consolidated Water Co. Ltd., (Cayman Islands)	30

	Total Utilities	6,838

	Total Common Stocks (Cost $149,604)	204,080

NUMBER OF WARRANTS
Warrant — 0.0%
	Financials — 0.0%
	Consumer Finance — 0.0%
2	Emergent Capital, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (Cost $—)	—

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 5.0%
	Investment Company — 5.0%
10,565	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $10,565)	10,565

	Total Investments — 101.9% (Cost $160,169)	214,645
	Liabilities in Excess of Other Assets — (1.9)%	(3,900)

	NET ASSETS — 100.0%	$210,745

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
87	Mini Russell 2000 Index	09/15/17	USD	$6,152	$12

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 94.8%
	Consumer Discretionary — 14.2%
	Auto Components — 0.9%
532	LCI Industries	54,515

	Distributors — 2.0%
1,038	Pool Corp.	122,030

	Diversified Consumer Services — 1.0%
1,628	ServiceMaster Global Holdings, Inc. (a)	63,804

	Hotels, Restaurants & Leisure — 2.4%
1,407	Brinker International, Inc.	53,589
611	Monarch Casino & Resort, Inc. (a)	18,471
894	Papa John’s International, Inc.	64,174
1,423	Zoe’s Kitchen, Inc. (a)	16,953

		153,187

	Internet & Direct Marketing Retail — 0.3%
2,191	Blue Apron Holdings, Inc., Class A (a)	20,462

	Leisure Products — 2.7%
2,467	Acushnet Holdings Corp.	48,940
1,505	Brunswick Corp.	94,399
1,013	Malibu Boats, Inc., Class A (a)	26,198

		169,537

	Media — 2.8%
2,162	Cinemark Holdings, Inc.	83,992
1,048	Emerald Expositions Events, Inc.	22,955
3,743	EW Scripps Co. (The), Class A (a)	66,668

		173,615

	Specialty Retail — 1.3%
3,114	American Eagle Outfitters, Inc.	37,524
4,728	Chico’s FAS, Inc.	44,540

		82,064

	Textiles, Apparel & Luxury Goods — 0.8%
591	Carter’s, Inc.	52,535

	Total Consumer Discretionary	891,749

	Consumer Staples — 3.4%
	Food & Staples Retailing — 1.5%
3,474	Performance Food Group Co. (a)	95,180

	Household Products — 1.9%
965	Spectrum Brands Holdings, Inc.	120,628

	Total Consumer Staples	215,808

	Energy — 3.4%
	Energy Equipment & Services — 2.6%
585	Core Laboratories NV	59,275
622	Dril-Quip, Inc. (a)	30,361

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy Equipment & Services — continued
3,839	Patterson-UTI Energy, Inc.	77,501

		167,137

	Oil, Gas & Consumable Fuels — 0.8%
7,169	SRC Energy, Inc. (a)	48,245

	Total Energy	215,382

	Financials — 16.9%
	Banks — 11.3%
2,914	Associated Banc-Corp.	73,426
2,314	BankUnited, Inc.	78,008
804	Commerce Bancshares, Inc.	45,665
1,483	First Financial Bancorp	41,090
1,987	First Hawaiian, Inc.	60,853
4,295	First Horizon National Corp.	74,821
638	First Interstate BancSystem, Inc., Class A	23,748
1,268	Glacier Bancorp, Inc.	46,437
1,502	Great Western Bancorp, Inc.	61,279
913	IBERIABANK Corp.	74,390
1,523	Western Alliance Bancorp (a)	74,948
752	Wintrust Financial Corp.	57,500

		712,165

	Capital Markets — 4.2%
1,053	Eaton Vance Corp.	49,813
334	FactSet Research Systems, Inc.	55,541
1,074	Lazard Ltd., Class A	49,754
976	Moelis & Co., Class A	37,902
852	Morningstar, Inc.	66,755

		259,765

	Insurance — 1.4%
625	Kinsale Capital Group, Inc.	23,306
1,083	ProAssurance Corp.	65,822

		89,128

	Total Financials	1,061,058

	Health Care — 12.2%
	Health Care Equipment & Supplies — 2.6%
296	ICU Medical, Inc. (a)	50,977
1,201	West Pharmaceutical Services, Inc.	113,513

		164,490

	Health Care Providers & Services — 4.1%
830	HealthEquity, Inc. (a)	41,342
2,179	HealthSouth Corp.	105,446
461	Magellan Health, Inc. (a)	33,630
410	WellCare Health Plans, Inc. (a)	73,702

		254,120

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	25

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care Technology — 2.1%
1,371	Cotiviti Holdings, Inc. (a)	50,909
998	Medidata Solutions, Inc. (a)	78,044

		128,953

	Life Sciences Tools & Services — 1.5%
1,499	Patheon NV (a)	52,275
1,313	VWR Corp. (a)	43,339

		95,614

	Pharmaceuticals — 1.9%
3,202	Catalent, Inc. (a)	112,406
180	Prestige Brands Holdings, Inc. (a)	9,493

		121,899

	Total Health Care	765,076

	Industrials — 17.8%
	Building Products — 0.9%
1,193	JELD-WEN Holding, Inc. (a)	38,739
573	USG Corp. (a)	16,632

		55,371

	Commercial Services & Supplies — 3.7%
861	Advanced Disposal Services, Inc. (a)	19,562
2,183	Brady Corp., Class A	73,996
1,444	Herman Miller, Inc.	43,898
1,447	KAR Auction Services, Inc.	60,733
660	US Ecology, Inc.	33,320

		231,509

	Electrical Equipment — 0.7%
1,298	Generac Holdings, Inc. (a)	46,881

	Machinery — 8.4%
2,005	Allison Transmission Holdings, Inc.	75,201
1,215	Altra Industrial Motion Corp.	48,344
996	Douglas Dynamics, Inc.	32,764
641	Lincoln Electric Holdings, Inc.	59,051
481	Proto Labs, Inc. (a)	32,320
926	RBC Bearings, Inc. (a)	94,251
2,645	Toro Co. (The)	183,244

		525,175

	Road & Rail — 2.1%
1,566	Knight Transportation, Inc.	58,033
873	Landstar System, Inc.	74,747

		132,780

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 2.0%
1,093	Applied Industrial Technologies, Inc.	64,512
403	Watsco, Inc.	62,143

		126,655

	Total Industrials	1,118,371

	Information Technology — 12.3%
	Internet Software & Services — 2.6%
1,495	GrubHub, Inc. (a)	65,163
961	Instructure, Inc. (a)	28,336
1,805	Q2 Holdings, Inc. (a)	66,695

		160,194

	IT Services — 0.9%
1,293	CoreLogic, Inc. (a)	56,098

	Semiconductors & Semiconductor Equipment — 1.3%
1,135	Cabot Microelectronics Corp.	83,762

	Software — 7.5%
1,011	Aspen Technology, Inc. (a)	55,850
639	Blackbaud, Inc.	54,796
714	Cision Ltd. (a)	7,351
1,051	Guidewire Software, Inc. (a)	72,205
638	Imperva, Inc. (a)	30,549
1,099	Manhattan Associates, Inc. (a)	52,818
252	MicroStrategy, Inc., Class A (a)	48,214
785	Splunk, Inc. (a)	44,658
662	Tableau Software, Inc., Class A (a)	40,538
374	Tyler Technologies, Inc. (a)	65,668

		472,647

	Total Information Technology	772,701

	Materials — 6.1%
	Chemicals — 2.6%
2,011	GCP Applied Technologies, Inc. (a)	61,343
352	Quaker Chemical Corp.	51,153
2,216	Valvoline, Inc.	52,570

		165,066

	Containers & Packaging — 3.5%
1,711	AptarGroup, Inc.	148,590
1,210	Crown Holdings, Inc. (a)	72,218

		220,808

	Total Materials	385,874

	Real Estate — 5.9%
	Equity Real Estate Investment Trusts (REITs) — 3.9%
882	EastGroup Properties, Inc.	73,928
1,810	National Retail Properties, Inc.	70,790

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Equity Real Estate Investment Trusts (REITs) — continued
2,143	Outfront Media, Inc.	49,552
2,723	RLJ Lodging Trust	54,105

		248,375

	Real Estate Management & Development — 2.0%
1,670	HFF, Inc., Class A	58,072
2,032	Realogy Holdings Corp.	65,929

		124,001

	Total Real Estate	372,376

	Utilities — 2.6%
	Electric Utilities — 1.3%
1,852	Portland General Electric Co.	84,604

	Multi-Utilities — 1.3%
1,316	NorthWestern Corp.	80,300

	Total Utilities	164,904

	Total Common Stocks (Cost $4,472,230)	5,963,299

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Fund — 1.2%
	U.S. Equity — 1.2%
535	iShares Russell 2000 Fund (Cost $68,633)	75,407

Short-Term Investment — 4.3%
	Investment Company — 4.3%
267,273	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $267,273)	267,273

	Total Investments — 100.3% (Cost $4,808,136)	6,305,979
	Liabilities in Excess of Other Assets — (0.3)%	(17,536)

	NET ASSETS — 100.0%	$6,288,443

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	27

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.1%
	Consumer Discretionary — 12.1%
	Distributors — 1.1%
124	Pool Corp.	14,553

	Diversified Consumer Services — 0.7%
120	Bright Horizons Family Solutions, Inc. (a)	9,243

	Hotels, Restaurants & Leisure — 3.9%
976	Boyd Gaming Corp.	24,204
289	Texas Roadhouse, Inc.	14,723
63	Vail Resorts, Inc.	12,769

		51,696

	Household Durables — 0.7%
653	TRI Pointe Group, Inc. (a)	8,618

	Internet & Direct Marketing Retail — 1.0%
165	Wayfair, Inc., Class A (a)	12,680

	Multiline Retail — 0.9%
292	Ollie’s Bargain Outlet Holdings, Inc. (a)	12,423

	Specialty Retail — 2.7%
102	Burlington Stores, Inc. (a)	9,355
133	Lithia Motors, Inc., Class A	12,507
93	Penske Automotive Group, Inc.	4,071
449	Tile Shop Holdings, Inc.	9,263

		35,196

	Textiles, Apparel & Luxury Goods — 1.1%
542	Wolverine World Wide, Inc.	15,169

	Total Consumer Discretionary	159,578

	Consumer Staples — 4.6%
	Food & Staples Retailing — 2.1%
71	Casey’s General Stores, Inc.	7,555
457	Performance Food Group Co. (a)	12,509
345	Sprouts Farmers Market, Inc. (a)	7,820

		27,884

	Food Products — 1.3%
583	Freshpet, Inc. (a)	9,676
222	Snyder’s-Lance, Inc.	7,686

		17,362

	Personal Products — 1.2%
568	elf Beauty, Inc. (a)	15,453

	Total Consumer Staples	60,699

	Energy — 1.4%
	Oil, Gas & Consumable Fuels — 1.4%
56	Diamondback Energy, Inc. (a)	4,984
489	Jagged Peak Energy, Inc. (a)	6,531

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
202	RSP Permian, Inc. (a)	6,534

	Total Energy	18,049

	Financials — 5.7%
	Banks — 2.4%
165	Bank of the Ozarks, Inc.	7,727
48	Signature Bank (a)	6,824
223	Texas Capital Bancshares, Inc. (a)	17,263

		31,814

	Capital Markets — 2.8%
231	Evercore Partners, Inc., Class A	16,262
264	Financial Engines, Inc.	9,668
1,009	PennantPark Investment Corp.	7,458
328	WisdomTree Investments, Inc.	3,336

		36,724

	Thrifts & Mortgage Finance — 0.5%
274	BofI Holding, Inc. (a)	6,491

	Total Financials	75,029

	Health Care — 22.1%
	Biotechnology — 9.5%
154	ACADIA Pharmaceuticals, Inc. (a)	4,303
186	Axovant Sciences Ltd. (a)	4,320
443	Bellicum Pharmaceuticals, Inc. (a)	5,173
239	Biohaven Pharmaceutical Holding Co. Ltd., (Canada) (a)	5,968
327	Coherus Biosciences, Inc. (a)	4,686
461	Exact Sciences Corp. (a)	16,308
234	FibroGen, Inc. (a)	7,572
656	Halozyme Therapeutics, Inc. (a)	8,407
519	Ignyta, Inc. (a)	5,372
210	Insmed, Inc. (a)	3,597
174	Kite Pharma, Inc. (a)	18,086
96	Neurocrine Biosciences, Inc. (a)	4,398
141	Portola Pharmaceuticals, Inc. (a)	7,923
264	REGENXBIO, Inc. (a)	5,222
111	Sage Therapeutics, Inc. (a)	8,875
141	Spark Therapeutics, Inc. (a)	8,395
16	TESARO, Inc. (a)	2,273
250	Versartis, Inc. (a)	4,364

		125,242

	Health Care Equipment & Supplies — 4.5%
1,118	GenMark Diagnostics, Inc. (a)	13,229
176	Insulet Corp. (a)	9,008
576	K2M Group Holdings, Inc. (a)	14,041

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care Equipment & Supplies — continued
151	Nevro Corp. (a)	11,205
987	Novadaq Technologies, Inc., (Canada) (a)	11,568

		59,051

	Health Care Providers & Services — 3.6%
340	Acadia Healthcare Co., Inc. (a)	16,789
435	Teladoc, Inc. (a)	15,096
83	WellCare Health Plans, Inc. (a)	14,914

		46,799

	Health Care Technology — 1.7%
582	Evolent Health, Inc., Class A (a)	14,764
134	Veeva Systems, Inc., Class A (a)	8,195

		22,959

	Pharmaceuticals — 2.8%
789	Horizon Pharma plc (a)	9,367
483	Nektar Therapeutics (a)	9,437
345	Revance Therapeutics, Inc. (a)	9,115
1,782	TherapeuticsMD, Inc. (a)	9,390

		37,309

	Total Health Care	291,360

	Industrials — 19.5%
	Aerospace & Defense — 1.9%
221	HEICO Corp.	15,912
165	Hexcel Corp.	8,690

		24,602

	Air Freight & Logistics — 0.8%
166	XPO Logistics, Inc. (a)	10,712

	Building Products — 6.5%
640	Advanced Drainage Systems, Inc.	12,874
167	Fortune Brands Home & Security, Inc.	10,888
268	JELD-WEN Holding, Inc. (a)	8,694
90	Lennox International, Inc.	16,539
270	Masonite International Corp. (a)	20,365
248	Trex Co., Inc. (a)	16,793

		86,153

	Commercial Services & Supplies — 0.9%
518	Advanced Disposal Services, Inc. (a)	11,780

	Industrial Conglomerates — 0.6%
78	Carlisle Cos., Inc.	7,437

	Machinery — 5.4%
158	Graco, Inc.	17,215
104	ITT, Inc.	4,171
251	John Bean Technologies Corp.	24,549

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — continued
94	Middleby Corp. (The) (a)	11,444
208	Oshkosh Corp.	14,294

		71,673

	Marine — 0.6%
110	Kirby Corp. (a)	7,327

	Road & Rail — 1.1%
149	Old Dominion Freight Line, Inc.	14,207

	Trading Companies & Distributors — 1.7%
394	H&E Equipment Services, Inc.	8,034
382	Rush Enterprises, Inc., Class A (a)	14,200

		22,234

	Total Industrials	256,125

	Information Technology — 27.7%
	Communications Equipment — 1.4%
297	Ciena Corp. (a)	7,443
561	Quantenna Communications, Inc. (a)	10,661

		18,104

	Electronic Equipment, Instruments & Components — 1.5%
117	Littelfuse, Inc.	19,356

	Internet Software & Services — 9.6%
223	2U, Inc. (a)	10,470
439	Cloudera, Inc. (a)	7,027
36	CoStar Group, Inc. (a)	9,554
406	Envestnet, Inc. (a)	16,094
386	GoDaddy, Inc., Class A (a)	16,358
310	GrubHub, Inc. (a)	13,521
310	Instructure, Inc. (a)	9,138
230	MuleSoft, Inc., Class A (a)	5,743
400	Nutanix, Inc., Class A (a)	8,065
307	Okta, Inc. (a)	7,004
112	Shopify, Inc., (Canada), Class A (a)	9,762
280	Trade Desk, Inc. (The), Class A (a)	14,036

		126,772

	Semiconductors & Semiconductor Equipment — 4.8%
220	Cavium, Inc. (a)	13,655
306	Inphi Corp. (a)	10,480
236	MACOM Technology Solutions Holdings, Inc. (a)	13,188
165	MKS Instruments, Inc.	11,130
146	Monolithic Power Systems, Inc.	14,028

		62,481

	Software — 10.4%
269	Appian Corp. (a)	4,891
286	Atlassian Corp. plc, (Australia), Class A (a)	10,049

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	29

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Software — continued
235	Guidewire Software, Inc. (a)	16,128
149	HubSpot, Inc. (a)	9,803
151	Imperva, Inc. (a)	7,207
229	Paycom Software, Inc. (a)	15,657
138	Proofpoint, Inc. (a)	12,003
532	RingCentral, Inc., Class A (a)	19,445
222	Take-Two Interactive Software, Inc. (a)	16,265
72	Tyler Technologies, Inc. (a)	12,685
479	Zendesk, Inc. (a)	13,295

		137,428

	Total Information Technology	364,141

	Materials — 3.9%
	Chemicals — 1.2%
888	Ferro Corp. (a)	16,248

	Construction Materials — 2.7%
165	Eagle Materials, Inc.	15,254
695	Summit Materials, Inc., Class A (a)	20,057

		35,311

	Total Materials	51,559

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate — 2.1%
	Equity Real Estate Investment Trusts (REITs) — 1.1%
250	CubeSmart	5,999
158	Highwoods Properties, Inc.	8,012

		14,011

	Real Estate Management & Development — 1.0%
235	RE/MAX Holdings, Inc., Class A	13,198

	Total Real Estate	27,209

	Total Common Stocks (Cost $866,043)	1,303,749

Short-Term Investment — 3.2%
	Investment Company — 3.2%
41,963	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $41,963)	41,963

	Total Investments — 102.3% (Cost $908,006)	1,345,712
	Liabilities in Excess of Other Assets — (2.3)%	(29,784)

	NET ASSETS — 100.0%	$1,315,928

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.6%
	Consumer Discretionary — 10.6%
	Auto Components — 0.9%
458	Cooper Tire & Rubber Co.	16,530
185	Stoneridge, Inc. (a)	2,845

		19,375

	Diversified Consumer Services — 1.0%
82	American Public Education, Inc. (a)	1,932
310	Ascent Capital Group, Inc., Class A (a)	4,757
232	Houghton Mifflin Harcourt Co. (a)	2,847
318	K12, Inc. (a)	5,697
624	Regis Corp. (a)	6,409

		21,642

	Hotels, Restaurants & Leisure — 2.4%
88	Bob Evans Farms, Inc.	6,292
133	Intrawest Resorts Holdings, Inc. (a)	3,167
964	La Quinta Holdings, Inc. (a)	14,243
473	Penn National Gaming, Inc. (a)	10,129
450	Pinnacle Entertainment, Inc. (a)	8,884
326	Ruth’s Hospitality Group, Inc.	7,087
49	Speedway Motorsports, Inc.	888

		50,690

	Household Durables — 1.1%
35	AV Homes, Inc. (a)	704
421	Beazer Homes USA, Inc. (a)	5,778
1	CSS Industries, Inc.	38
291	Hovnanian Enterprises, Inc., Class A (a)	815
430	KB Home	10,302
57	NACCO Industries, Inc., Class A	4,060
38	UCP, Inc., Class A (a)	414

		22,111

	Internet & Direct Marketing Retail — 0.3%
577	Liberty TripAdvisor Holdings, Inc., Class A (a)	6,698

	Media — 0.2%
226	Eros International plc, (India) (a)	2,589
101	EW Scripps Co. (The), Class A (a)	1,793

		4,382

	Multiline Retail — 1.1%
391	Dillard’s, Inc., Class A	22,539

	Specialty Retail — 2.2%
302	Aaron’s, Inc.	11,759
224	Chico’s FAS, Inc.	2,110
168	Children’s Place, Inc. (The)	17,112
19	Floor & Decor Holdings, Inc., Class A (a)	754
1,365	Office Depot, Inc.	7,696

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — continued
1,268	Pier 1 Imports, Inc.	6,580

		46,011

	Textiles, Apparel & Luxury Goods — 1.4%
1,293	Fossil Group, Inc. (a)	13,381
585	Iconix Brand Group, Inc. (a)	4,040
451	Movado Group, Inc.	11,397
57	Perry Ellis International, Inc. (a)	1,102

		29,920

	Total Consumer Discretionary	223,368

	Consumer Staples — 1.9%
	Food & Staples Retailing — 0.1%
73	SpartanNash Co.	1,903
18	Village Super Market, Inc., Class A	477

		2,380

	Food Products — 0.6%
629	Darling Ingredients, Inc. (a)	9,894
70	Dean Foods Co.	1,192
51	Fresh Del Monte Produce, Inc.	2,607

		13,693

	Household Products — 0.3%
198	Central Garden & Pet Co., Class A (a)	5,929

	Tobacco — 0.9%
294	Universal Corp.	18,989

	Total Consumer Staples	40,991

	Energy — 4.8%
	Energy Equipment & Services — 2.0%
943	Archrock, Inc.	10,747
5	Natural Gas Services Group, Inc. (a)	117
2,724	Noble Corp. plc	9,859
369	Parker Drilling Co. (a)	498
1,284	Rowan Cos. plc, Class A (a)	13,148
446	Unit Corp. (a)	8,346

		42,715

	Oil, Gas & Consumable Fuels — 2.8%
2,294	Bill Barrett Corp. (a)	7,043
636	Delek US Holdings, Inc.	16,821
3,710	Denbury Resources, Inc. (a)	5,677
2,225	EP Energy Corp., Class A (a)	8,144
18	Renewable Energy Group, Inc. (a)	232
177	REX American Resources Corp. (a)	17,053
466	Sanchez Energy Corp. (a)	3,345

		58,315

	Total Energy	101,030

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	31

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Financials — 30.1%
	Banks — 18.7%
129	1st Source Corp.	6,194
8	American National Bankshares, Inc.	277
77	BancFirst Corp.	7,419
447	BancorpSouth, Inc.	13,634
196	Bank of Hawaii Corp.	16,237
90	Brookline Bancorp, Inc.	1,311
37	Bryn Mawr Bank Corp.	1,568
20	Cadence BanCorp (a)	431
68	Capital Bank Financial Corp., Class A	2,576
247	Cathay General Bancorp	9,362
547	Central Pacific Financial Corp.	17,208
29	Central Valley Community Bancorp	640
10	Century Bancorp, Inc., Class A	630
23	Citizens & Northern Corp.	535
173	City Holding Co.	11,402
65	Columbia Banking System, Inc.	2,599
162	Community Bank System, Inc.	9,051
146	Community Trust Bancorp, Inc.	6,403
15	East West Bancorp, Inc.	863
294	FCB Financial Holdings, Inc., Class A (a)	14,053
83	Financial Institutions, Inc.	2,479
36	First Bancorp	1,129
1,449	First BanCorp, (Puerto Rico) (a)	8,389
91	First Busey Corp.	2,653
10	First Citizens BancShares, Inc., Class A	3,727
1,453	First Commonwealth Financial Corp.	18,424
72	First Community Bancshares, Inc.	1,972
130	First Financial Bancorp	3,587
91	First Financial Bankshares, Inc.	4,005
25	First Financial Corp.	1,173
115	First Hawaiian, Inc.	3,534
121	First Interstate BancSystem, Inc., Class A	4,485
175	Flushing Financial Corp.	4,928
423	Fulton Financial Corp.	8,033
254	Glacier Bancorp, Inc.	9,292
44	Great Southern Bancorp, Inc.	2,354
125	Great Western Bancorp, Inc.	5,101
398	Hancock Holding Co.	19,498
29	Heritage Financial Corp.	770
546	Hope Bancorp, Inc.	10,187
66	Independent Bank Corp.	1,431
1,164	Investors Bancorp, Inc.	15,556
50	Lakeland Financial Corp.	2,294
170	MainSource Financial Group, Inc.	5,696
23	Mercantile Bank Corp.	715

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
674	OFG Bancorp, (Puerto Rico)	6,736
94	Pacific Continental Corp.	2,394
186	PacWest Bancorp	8,696
63	Park Sterling Corp.	749
21	Preferred Bank	1,128
23	Republic Bancorp, Inc., Class A	835
26	S&T Bancorp, Inc.	940
32	Sandy Spring Bancorp, Inc.	1,297
93	Southside Bancshares, Inc.	3,243
170	Southwest Bancorp, Inc.	4,336
69	State Bank Financial Corp.	1,866
23	Stock Yards Bancorp, Inc.	883
27	Tompkins Financial Corp.	2,086
31	TriState Capital Holdings, Inc. (a)	771
424	Trustmark Corp.	13,636
266	UMB Financial Corp.	19,935
706	Umpqua Holdings Corp.	12,958
442	Union Bankshares Corp.	14,969
91	Valley National Bancorp	1,069
46	Washington Trust Bancorp, Inc.	2,351
134	Webster Financial Corp.	6,977
16	West Bancorp, Inc.	370
411	Westamerica Bancorp	23,049

		395,079

	Capital Markets — 1.0%
52	Arlington Asset Investment Corp., Class A	711
60	Investment Technology Group, Inc.	1,279
560	KCG Holdings, Inc., Class A (a)	11,166
55	Oppenheimer Holdings, Inc., Class A	897
93	Stifel Financial Corp. (a)	4,267
33	Virtus Investment Partners, Inc.	3,628

		21,948

	Consumer Finance — 0.5%
404	EZCORP, Inc., Class A (a)	3,108
108	Nelnet, Inc., Class A	5,091
68	Regional Management Corp. (a)	1,600

		9,799

	Diversified Financial Services — 0.3%
291	FNFV Group (a)	4,596
39	Marlin Business Services Corp.	976

		5,572

	Insurance — 4.6%
78	Argo Group International Holdings Ltd.	4,721
976	CNO Financial Group, Inc.	20,377

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — continued
14	Global Indemnity Ltd., (Cayman Islands) (a)	535
87	Hallmark Financial Services, Inc. (a)	985
128	Heritage Insurance Holdings, Inc.	1,661
280	Horace Mann Educators Corp.	10,592
1,550	MBIA, Inc. (a)	14,614
70	Navigators Group, Inc. (The)	3,826
255	Primerica, Inc.	19,293
210	ProAssurance Corp.	12,756
470	Third Point Reinsurance Ltd., (Bermuda) (a)	6,529
18	Universal Insurance Holdings, Inc.	446

		96,335

	Mortgage Real Estate Investment Trusts (REITs) — 2.0%
112	AG Mortgage Investment Trust, Inc.	2,051
1,222	Capstead Mortgage Corp.	12,747
2,398	CYS Investments, Inc.	20,166
148	Ellington Residential Mortgage REIT	2,162
362	Invesco Mortgage Capital, Inc.	6,052

		43,178

	Thrifts & Mortgage Finance — 3.0%
29	BankFinancial Corp.	428
1,171	Beneficial Bancorp, Inc.	17,572
295	Charter Financial Corp.	5,308
41	First Defiance Financial Corp.	2,160
95	Kearny Financial Corp.	1,412
371	Meridian Bancorp, Inc.	6,267
666	Northfield Bancorp, Inc.	11,420
33	Oritani Financial Corp.	563
19	Territorial Bancorp, Inc.	586
51	United Community Financial Corp.	422
116	United Financial Bancorp, Inc.	1,931
257	Walker & Dunlop, Inc. (a)	12,525
106	Waterstone Financial, Inc.	1,992
23	WSFS Financial Corp.	1,057

		63,643

	Total Financials	635,554

	Health Care — 5.8%
	Biotechnology — 2.2%
56	Acorda Therapeutics, Inc. (a)	1,103
231	AMAG Pharmaceuticals, Inc. (a)	4,258
167	BioCryst Pharmaceuticals, Inc. (a)	930
79	Enanta Pharmaceuticals, Inc. (a)	2,825
203	Five Prime Therapeutics, Inc. (a)	6,115
1,570	Idera Pharmaceuticals, Inc. (a)	2,700
13	Immune Design Corp. (a)	129

SHARES	SECURITY DESCRIPTION	VALUE($)

	Biotechnology — continued
742	Iovance Biotherapeutics, Inc. (a)	5,453
14	MacroGenics, Inc. (a)	243
349	Otonomy, Inc. (a)	6,575
61	Radius Health, Inc. (a)	2,736
572	Rigel Pharmaceuticals, Inc. (a)	1,561
299	Syndax Pharmaceuticals, Inc. (a)	4,183
281	Tocagen, Inc. (a)	3,379
264	Versartis, Inc. (a)	4,614

		46,804

	Health Care Equipment & Supplies — 1.2%
272	Halyard Health, Inc. (a)	10,669
513	Wright Medical Group NV (a)	14,113

		24,782

	Health Care Providers & Services — 1.7%
47	American Renal Associates Holdings, Inc. (a)	865
223	Community Health Systems, Inc. (a)	2,221
255	Cross Country Healthcare, Inc. (a)	3,288
245	Genesis Healthcare, Inc. (a)	426
455	Kindred Healthcare, Inc.	5,304
107	Molina Healthcare, Inc. (a)	7,409
233	Owens & Minor, Inc.	7,500
100	Tivity Health, Inc. (a)	3,993
115	Triple-S Management Corp., (Puerto Rico), Class B (a)	1,945
18	WellCare Health Plans, Inc. (a)	3,304

		36,255

	Pharmaceuticals — 0.7%
78	Amphastar Pharmaceuticals, Inc. (a)	1,388
160	Dermira, Inc. (a)	4,659
160	Endocyte, Inc. (a)	240
92	Medicines Co. (The) (a)	3,497
97	MyoKardia, Inc. (a)	1,276
222	Zynerba Pharmaceuticals, Inc. (a)	3,767

		14,827

	Total Health Care	122,668

	Industrials — 13.4%
	Aerospace & Defense — 1.7%
193	AAR Corp.	6,711
96	Curtiss-Wright Corp.	8,838
371	DigitalGlobe, Inc. (a)	12,368
103	Moog, Inc., Class A (a)	7,373

		35,290

	Building Products — 0.0% (g)
29	Gibraltar Industries, Inc. (a)	1,023

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	33

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Commercial Services & Supplies — 2.7%
1,737	ACCO Brands Corp. (a)	20,241
1,009	ARC Document Solutions, Inc. (a)	4,197
367	CECO Environmental Corp.	3,369
100	Ennis, Inc.	1,904
144	Essendant, Inc.	2,135
411	Quad/Graphics, Inc.	9,411
143	VSE Corp.	6,419
385	West Corp.	8,983

		56,659

	Construction & Engineering — 1.5%
43	Argan, Inc.	2,568
365	EMCOR Group, Inc.	23,870
207	MYR Group, Inc. (a)	6,425

		32,863

	Electrical Equipment — 0.3%
224	General Cable Corp.	3,654
86	Powell Industries, Inc.	2,748

		6,402

	Machinery — 2.6%
114	AGCO Corp.	7,656
183	Briggs & Stratton Corp.	4,405
322	Douglas Dynamics, Inc.	10,604
31	Graham Corp.	604
262	Harsco Corp. (a)	4,215
54	Hurco Cos., Inc.	1,876
73	Kadant, Inc.	5,452
914	Wabash National Corp.	20,096

		54,908

	Marine — 0.3%
708	Costamare, Inc., (Monaco)	5,179
18	Matson, Inc.	542

		5,721

	Professional Services — 2.3%
822	Acacia Research Corp. (a)	3,370
134	Barrett Business Services, Inc.	7,655
32	CRA International, Inc.	1,173
38	Franklin Covey Co. (a)	740
469	FTI Consulting, Inc. (a)	16,410
262	Huron Consulting Group, Inc. (a)	11,327
598	RPX Corp. (a)	8,339

		49,014

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — 0.7%
381	ArcBest Corp.	7,849
75	Schneider National, Inc., Class B	1,680
472	YRC Worldwide, Inc. (a)	5,243

		14,772

	Trading Companies & Distributors — 1.3%
163	DXP Enterprises, Inc. (a)	5,613
743	MRC Global, Inc. (a)	12,275
51	Neff Corp., Class A (a)	977
447	Titan Machinery, Inc. (a)	8,037

		26,902

	Total Industrials	283,554

	Information Technology — 9.8%
	Communications Equipment — 0.8%
232	Finisar Corp. (a)	6,030
80	InterDigital, Inc.	6,215
723	Sonus Networks, Inc. (a)	5,376

		17,621

	Electronic Equipment, Instruments & Components — 4.1%
242	Bel Fuse, Inc., Class B	5,965
749	Benchmark Electronics, Inc. (a)	24,206
109	Insight Enterprises, Inc. (a)	4,339
204	Tech Data Corp. (a)	20,553
1,028	TTM Technologies, Inc. (a)	17,848
774	Vishay Intertechnology, Inc.	12,840

		85,751

	Internet Software & Services — 0.0% (g)
66	Liquidity Services, Inc. (a)	417
41	TechTarget, Inc. (a)	426

		843

	IT Services — 0.9%
23	Convergys Corp.	540
41	EVERTEC, Inc., (Puerto Rico)	713
153	Travelport Worldwide Ltd.	2,102
1,197	Unisys Corp. (a)	15,324

		18,679

	Semiconductors & Semiconductor Equipment — 1.3%
893	Amkor Technology, Inc. (a)	8,725
996	Cypress Semiconductor Corp.	13,595
180	Xperi Corp.	5,361

		27,681

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Software — 2.7%
5	Aspen Technology, Inc. (a)	293
76	Fair Isaac Corp.	10,637
538	Progress Software Corp.	16,604
323	Rubicon Project, Inc. (The) (a)	1,662
295	Take-Two Interactive Software, Inc. (a)	21,610
358	TiVo Corp.	6,671

		57,477

	Total Information Technology	208,052

	Materials — 4.5%
	Chemicals — 1.5%
197	American Vanguard Corp.	3,400
33	Chemours Co. (The)	1,233
202	FutureFuel Corp.	3,041
26	Innophos Holdings, Inc.	1,118
125	Minerals Technologies, Inc.	9,157
98	Olin Corp.	2,961
710	Rayonier Advanced Materials, Inc.	11,158

		32,068

	Containers & Packaging — 0.4%
438	Graphic Packaging Holding Co.	6,036
66	Myers Industries, Inc.	1,175

		7,211

	Metals & Mining — 2.1%
850	AK Steel Holding Corp. (a)	5,583
298	Carpenter Technology Corp.	11,139
363	Cliffs Natural Resources, Inc. (a)	2,509
26	Ryerson Holding Corp. (a)	258
161	Schnitzer Steel Industries, Inc., Class A	4,055
567	SunCoke Energy, Inc. (a)	6,176
61	Warrior Met Coal, Inc.	1,048
279	Worthington Industries, Inc.	14,006

		44,774

	Paper & Forest Products — 0.5%
118	Domtar Corp.	4,545
157	Schweitzer-Mauduit International, Inc.	5,856

		10,401

	Total Materials	94,454

	Real Estate — 10.2%
	Equity Real Estate Investment Trusts (REITs) — 9.3%
28	American Assets Trust, Inc.	1,087
235	Apartment Investment & Management Co., Class A	10,090
352	Ashford Hospitality Prime, Inc.	3,619

SHARES	SECURITY DESCRIPTION	VALUE($)

	Equity Real Estate Investment Trusts (REITs) — continued
1,067	Ashford Hospitality Trust, Inc.	6,486
432	CBL & Associates Properties, Inc.	3,638
328	Cedar Realty Trust, Inc.	1,588
99	CoreSite Realty Corp.	10,260
289	DCT Industrial Trust, Inc.	15,440
380	DiamondRock Hospitality Co.	4,162
83	DuPont Fabros Technology, Inc.	5,064
79	EPR Properties	5,649
847	FelCor Lodging Trust, Inc.	6,109
150	First Industrial Realty Trust, Inc.	4,299
582	First Potomac Realty Trust	6,468
58	Franklin Street Properties Corp.	644
174	Getty Realty Corp.	4,373
87	Gladstone Commercial Corp.	1,898
544	Government Properties Income Trust	9,959
35	Highwoods Properties, Inc.	1,795
190	Hospitality Properties Trust	5,533
352	InfraREIT, Inc.	6,745
145	Kite Realty Group Trust	2,743
95	LaSalle Hotel Properties	2,819
118	LTC Properties, Inc.	6,054
152	Mack-Cali Realty Corp.	4,117
278	Monogram Residential Trust, Inc.	2,702
240	Pebblebrook Hotel Trust	7,731
431	Pennsylvania REIT	4,881
219	Potlatch Corp.	9,995
100	PS Business Parks, Inc.	13,292
550	RAIT Financial Trust	1,204
378	RLJ Lodging Trust	7,517
14	Saul Centers, Inc.	823
600	Sunstone Hotel Investors, Inc.	9,669
16	Taubman Centers, Inc.	977
93	Urstadt Biddle Properties, Inc., Class A	1,837
516	Washington Prime Group, Inc.	4,322
11	Washington REIT	351

		195,940

	Real Estate Management & Development — 0.9%
165	Alexander & Baldwin, Inc.	6,815
541	Forestar Group, Inc. (a)	9,282
223	St Joe Co. (The) (a)	4,183

		20,280

	Total Real Estate	216,220

	Telecommunication Services — 0.0% (g)
	Diversified Telecommunication Services — 0.0% (g)
34	IDT Corp., Class B	488

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	35

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Utilities — 6.5%
	Electric Utilities — 1.6%
308	El Paso Electric Co.	15,898
394	Portland General Electric Co.	18,006
48	Spark Energy, Inc., Class A	895

		34,799

	Gas Utilities — 1.9%
267	Northwest Natural Gas Co.	15,962
180	Southwest Gas Holdings, Inc.	13,114
150	Spire, Inc.	10,463

		39,539

	Independent Power and Renewable Electricity Producers — 1.2%
2,399	Atlantic Power Corp. (a)	5,758
1,350	Dynegy, Inc. (a)	11,168
330	Pattern Energy Group, Inc.	7,876

		24,802

	Multi-Utilities — 1.2%
296	Avista Corp.	12,572
157	NorthWestern Corp.	9,562
62	Unitil Corp.	2,981

		25,115

SHARES	SECURITY DESCRIPTION	VALUE($)

	Water Utilities — 0.6%
169	American States Water Co.	8,031
133	California Water Service Group	4,891

		12,922

	Total Utilities	137,177

	Total Common Stocks (Cost $1,642,753)	2,063,556

NUMBER OF WARRANTS
Warrant — 0.0%
	Financials — 0.0%
	Consumer Finance — 0.0%
3	Emergent Capital, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (Cost $—)	—

SHARES
Short-Term Investment — 2.0%
	Investment Company — 2.0%
42,684	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $42,684)	42,684

	Total Investments — 99.6% (Cost $1,685,437)	2,106,240
	Other Assets in Excess of Liabilities — 0.4%	8,963

	NET ASSETS — 100.0%	$2,115,203

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
668	Mini Russell 2000	09/15/17	USD	$47,238	$(159)

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.3%
	Consumer Discretionary — 11.7%
	Auto Components — 1.1%
59	Cooper Tire & Rubber Co.	2,137
381	Stoneridge, Inc. (a)	5,870
192	Tenneco, Inc.	11,103

		19,110

	Diversified Consumer Services — 0.6%
179	Ascent Capital Group, Inc., Class A (a)	2,752
189	Houghton Mifflin Harcourt Co. (a)	2,325
419	Regis Corp. (a)	4,306
9	Strayer Education, Inc.	802

		10,185

	Hotels, Restaurants & Leisure — 3.1%
593	Bloomin’ Brands, Inc.	12,592
11	DineEquity, Inc.	471
125	Intrawest Resorts Holdings, Inc. (a)	2,968
334	La Quinta Holdings, Inc. (a)	4,930
475	Penn National Gaming, Inc. (a)	10,169
398	Pinnacle Entertainment, Inc. (a)	7,855
321	Ruby Tuesday, Inc. (a)	644
71	Scientific Games Corp., Class A (a)	1,848
439	Sonic Corp.	11,632
97	Speedway Motorsports, Inc.	1,769

		54,878

	Household Durables — 1.6%
56	AV Homes, Inc. (a)	1,117
65	NACCO Industries, Inc., Class A	4,598
944	Taylor Morrison Home Corp., Class A (a)	22,661
44	UCP, Inc., Class A (a)	476

		28,852

	Internet & Direct Marketing Retail — 0.2%
294	Liberty TripAdvisor Holdings, Inc., Class A (a)	3,408

	Media — 0.8%
278	Eros International plc, (India) (a)	3,186
323	Sinclair Broadcast Group, Inc., Class A	10,614

		13,800

	Multiline Retail — 0.5%
156	Big Lots, Inc.	7,549
19	Dillard’s, Inc., Class A	1,079

		8,628

	Specialty Retail — 2.6%
58	Aaron’s, Inc.	2,268
211	Barnes & Noble Education, Inc. (a)	2,238
178	Children’s Place, Inc. (The)	18,164

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — continued
16	Floor & Decor Holdings, Inc., Class A (a)	608
534	GNC Holdings, Inc., Class A	4,505
402	Office Depot, Inc.	2,268
1,126	Pier 1 Imports, Inc.	5,843
248	Select Comfort Corp. (a)	8,798

		44,692

	Textiles, Apparel & Luxury Goods — 1.2%
543	Fossil Group, Inc. (a)	5,622
250	Iconix Brand Group, Inc. (a)	1,726
216	Movado Group, Inc.	5,449
68	Perry Ellis International, Inc. (a)	1,321
232	Wolverine World Wide, Inc.	6,493

		20,611

	Total Consumer Discretionary	204,164

	Consumer Staples — 2.7%
	Food & Staples Retailing — 0.2%
105	Ingles Markets, Inc., Class A	3,487

	Food Products — 1.9%
1,045	Darling Ingredients, Inc. (a)	16,444
299	Dean Foods Co.	5,083
191	Pilgrim’s Pride Corp. (a)	4,195
57	Post Holdings, Inc. (a)	4,442
24	Sanderson Farms, Inc.	2,822
23	Seneca Foods Corp., Class A (a)	720

		33,706

	Personal Products — 0.1%
21	Herbalife Ltd. (a)	1,462
16	Medifast, Inc.	643

		2,105

	Tobacco — 0.5%
120	Universal Corp.	7,770

	Total Consumer Staples	47,068

	Energy — 3.5%
	Energy Equipment & Services — 0.7%
377	Archrock, Inc.	4,297
6	Natural Gas Services Group, Inc. (a)	142
362	Parker Drilling Co. (a)	489
361	Rowan Cos. plc, Class A (a)	3,700
34	SEACOR Holdings, Inc. (a)	1,176
34	SEACOR Marine Holdings, Inc. (a)	702
140	Unit Corp. (a)	2,616

		13,122

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	37

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — 2.8%
17	Adams Resources & Energy, Inc.	682
1,224	Bill Barrett Corp. (a)	3,756
400	Delek US Holdings, Inc.	10,587
1,529	Denbury Resources, Inc. (a)	2,339
933	EP Energy Corp., Class A (a)	3,413
86	International Seaways, Inc. (a)	1,862
393	Renewable Energy Group, Inc. (a)	5,092
184	REX American Resources Corp. (a)	17,757
375	Sanchez Energy Corp. (a)	2,695
123	Westmoreland Coal Co. (a)	598

		48,781

	Total Energy	61,903

	Financials — 17.5%
	Banks — 9.3%
61	1st Source Corp.	2,943
95	BancFirst Corp.	9,138
251	BancorpSouth, Inc.	7,665
16	Cadence BanCorp (a)	344
197	Capital Bank Financial Corp., Class A	7,487
98	Cathay General Bancorp	3,731
323	Central Pacific Financial Corp.	10,152
23	Central Valley Community Bancorp	510
39	Chemical Financial Corp.	1,864
26	Citizens & Northern Corp.	596
62	City Holding Co.	4,110
405	CVB Financial Corp.	9,093
4	East West Bancorp, Inc.	230
302	FCB Financial Holdings, Inc., Class A (a)	14,397
410	First Commonwealth Financial Corp.	5,203
27	First Community Bancshares, Inc.	749
65	First Financial Bancorp	1,795
91	First Hawaiian, Inc.	2,774
66	First Interstate BancSystem, Inc., Class A	2,455
83	Flushing Financial Corp.	2,348
105	Fulton Financial Corp.	2,003
32	Great Western Bancorp, Inc.	1,322
42	Guaranty Bancorp	1,129
201	Hope Bancorp, Inc.	3,742
59	IBERIABANK Corp.	4,821
130	Independent Bank Corp.	3,391
276	Investors Bancorp, Inc.	3,683
30	MainSource Financial Group, Inc.	1,002
23	National Bank Holdings Corp., Class A	760
228	OFG Bancorp, (Puerto Rico)	2,276
67	PacWest Bancorp	3,138

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
186	People’s United Financial, Inc.	3,281
28	Sierra Bancorp	697
40	Simmons First National Corp., Class A	2,121
20	Southside Bancshares, Inc.	689
47	Southwest Bancorp, Inc.	1,193
253	TCF Financial Corp.	4,026
87	Trustmark Corp.	2,785
61	UMB Financial Corp.	4,552
305	Union Bankshares Corp.	10,326
59	Webster Financial Corp.	3,065
40	West Bancorp, Inc.	953
250	Westamerica Bancorp	13,993

		162,532

	Capital Markets — 1.1%
36	Federated Investors, Inc., Class B	1,020
13	Houlihan Lokey, Inc.	450
145	KCG Holdings, Inc., Class A (a)	2,895
53	MarketAxess Holdings, Inc.	10,678
21	Stifel Financial Corp. (a)	970
21	Virtus Investment Partners, Inc.	2,297

		18,310

	Consumer Finance — 0.6%
11	Credit Acceptance Corp. (a)	2,828
516	EZCORP, Inc., Class A (a)	3,972
82	Nelnet, Inc., Class A	3,874
20	Regional Management Corp. (a)	470

		11,144

	Insurance — 2.5%
18	Ambac Financial Group, Inc. (a)	316
40	American Equity Investment Life Holding Co.	1,041
28	Aspen Insurance Holdings Ltd., (Bermuda)	1,416
18	Blue Capital Reinsurance Holdings Ltd., (Bermuda)	326
347	CNO Financial Group, Inc.	7,245
64	First American Financial Corp.	2,847
23	Global Indemnity Ltd., (Cayman Islands) (a)	900
81	Kemper Corp.	3,131
594	MBIA, Inc. (a)	5,604
96	Navigators Group, Inc. (The)	5,292
100	Primerica, Inc.	7,605
77	ProAssurance Corp.	4,669
16	Stewart Information Services Corp.	703
125	Third Point Reinsurance Ltd., (Bermuda) (a)	1,733
28	Universal Insurance Holdings, Inc.	716

		43,544

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Mortgage Real Estate Investment Trusts (REITs) — 1.2%
690	Capstead Mortgage Corp.	7,197
1,704	CYS Investments, Inc.	14,328

		21,525

	Thrifts & Mortgage Finance — 2.8%
21	BankFinancial Corp.	316
638	Beneficial Bancorp, Inc.	9,570
23	Capitol Federal Financial, Inc.	324
69	Charter Financial Corp.	1,238
22	First Defiance Financial Corp.	1,180
313	Kearny Financial Corp.	4,647
601	Meridian Bancorp, Inc.	10,159
258	MGIC Investment Corp. (a)	2,885
120	NMI Holdings, Inc., Class A (a)	1,372
560	Northfield Bancorp, Inc.	9,604
151	Walker & Dunlop, Inc. (a)	7,368

		48,663

	Total Financials	305,718

	Health Care — 14.3%
	Biotechnology — 5.3%
95	ACADIA Pharmaceuticals, Inc. (a)	2,647
742	Achillion Pharmaceuticals, Inc. (a)	3,404
225	Aimmune Therapeutics, Inc. (a)	4,620
206	Alder Biopharmaceuticals, Inc. (a)	2,358
588	Amicus Therapeutics, Inc. (a)	5,924
280	Arena Pharmaceuticals, Inc. (a)	4,720
48	Avexis, Inc. (a)	3,960
122	Bellicum Pharmaceuticals, Inc. (a)	1,424
166	Biohaven Pharmaceutical Holding Co. Ltd., (Canada) (a)	4,140
197	Cara Therapeutics, Inc. (a)	3,035
214	CytomX Therapeutics, Inc. (a)	3,317
103	Edge Therapeutics, Inc. (a)	1,060
148	Flexion Therapeutics, Inc. (a)	2,982
156	Global Blood Therapeutics, Inc. (a)	4,275
17	Karyopharm Therapeutics, Inc. (a)	153
161	Mersana Therapeutics, Inc. (a)	2,246
178	Myriad Genetics, Inc. (a)	4,602
89	Prothena Corp. plc, (Ireland) (a)	4,817
28	Sage Therapeutics, Inc. (a)	2,222
153	Sarepta Therapeutics, Inc. (a)	5,171
96	Selecta Biosciences, Inc. (a)	1,910
168	Seres Therapeutics, Inc. (a)	1,895
1,361	Synergy Pharmaceuticals, Inc. (a)	6,054
321	TG Therapeutics, Inc. (a)	3,225

SHARES	SECURITY DESCRIPTION	VALUE($)

	Biotechnology — continued
83	Ultragenyx Pharmaceutical, Inc. (a)	5,168
235	Versartis, Inc. (a)	4,102
173	Xencor, Inc. (a)	3,650

		93,081

	Health Care Equipment & Supplies — 2.7%
179	Halyard Health, Inc. (a)	7,031
119	Masimo Corp. (a)	10,860
200	Orthofix International NV (a)	9,310
22	Utah Medical Products, Inc.	1,607
671	Wright Medical Group NV (a)	18,446

		47,254

	Health Care Providers & Services — 4.1%
272	Civitas Solutions, Inc. (a)	4,753
621	Cross Country Healthcare, Inc. (a)	8,013
730	Genesis Healthcare, Inc. (a)	1,270
238	Kindred Healthcare, Inc.	2,776
75	Landauer, Inc.	3,917
202	Molina Healthcare, Inc. (a)	13,954
375	Owens & Minor, Inc.	12,084
502	Tivity Health, Inc. (a)	20,017
30	WellCare Health Plans, Inc. (a)	5,423

		72,207

	Health Care Technology — 0.3%
255	HMS Holdings Corp. (a)	4,714

	Life Sciences Tools & Services — 0.2%
72	INC Research Holdings, Inc., Class A (a)	4,200

	Pharmaceuticals — 1.7%
294	MyoKardia, Inc. (a)	3,854
270	Nektar Therapeutics (a)	5,271
103	Pacira Pharmaceuticals, Inc. (a)	4,927
176	Paratek Pharmaceuticals, Inc. (a)	4,244
34	Prestige Brands Holdings, Inc. (a)	1,817
156	Reata Pharmaceuticals, Inc., Class A (a)	4,929
181	Revance Therapeutics, Inc. (a)	4,776

		29,818

	Total Health Care	251,274

	Industrials — 15.0%
	Aerospace & Defense — 1.5%
94	AAR Corp.	3,278
78	Curtiss-Wright Corp.	7,122
317	DigitalGlobe, Inc. (a)	10,545
71	Moog, Inc., Class A (a)	5,099

		26,044

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	39

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Airlines — 0.2%
47	Alaska Air Group, Inc.	4,174

	Building Products — 1.1%
486	Continental Building Products, Inc. (a)	11,317
145	Gibraltar Industries, Inc. (a)	5,151
180	Ply Gem Holdings, Inc. (a)	3,231

		19,699

	Commercial Services & Supplies — 2.9%
1,466	ACCO Brands Corp. (a)	17,079
95	ARC Document Solutions, Inc. (a)	395
503	CECO Environmental Corp.	4,614
121	Deluxe Corp.	8,403
343	Ennis, Inc.	6,559
69	Essendant, Inc.	1,028
75	Interface, Inc.	1,466
110	VSE Corp.	4,957
234	West Corp.	5,466

		49,967

	Construction & Engineering — 1.4%
253	EMCOR Group, Inc.	16,522
62	MasTec, Inc. (a)	2,813
142	MYR Group, Inc. (a)	4,417

		23,752

	Electrical Equipment — 0.5%
168	Generac Holdings, Inc. (a)	6,084
104	Powell Industries, Inc.	3,318

		9,402

	Machinery — 2.3%
244	Actuant Corp., Class A	5,995
372	Briggs & Stratton Corp.	8,958
301	Douglas Dynamics, Inc.	9,913
42	Graham Corp.	820
72	Harsco Corp. (a)	1,154
82	Kadant, Inc.	6,144
358	Wabash National Corp.	7,871

		40,855

	Marine — 0.6%
512	Costamare, Inc., (Monaco)	3,741
198	Matson, Inc.	5,951

		9,692

	Professional Services — 2.3%
706	Acacia Research Corp. (a)	2,896
208	Barrett Business Services, Inc.	11,941

SHARES	SECURITY DESCRIPTION	VALUE($)

	Professional Services — continued
81	Franklin Covey Co. (a)	1,572
346	Huron Consulting Group, Inc. (a)	14,943
33	TriNet Group, Inc. (a)	1,087
120	WageWorks, Inc. (a)	8,084

		40,523

	Road & Rail — 0.7%
132	ArcBest Corp.	2,709
60	Schneider National, Inc., Class B	1,331
253	Swift Transportation Co. (a)	6,710
145	YRC Worldwide, Inc. (a)	1,612

		12,362

	Trading Companies & Distributors — 1.5%
86	Applied Industrial Technologies, Inc.	5,061
153	DXP Enterprises, Inc. (a)	5,278
511	MRC Global, Inc. (a)	8,433
2	Neff Corp., Class A (a)	40
368	Titan Machinery, Inc. (a)	6,608

		25,420

	Total Industrials	261,890

	Information Technology — 16.5%
	Communications Equipment — 1.3%
141	Ciena Corp. (a)	3,535
549	Extreme Networks, Inc. (a)	5,063
196	InterDigital, Inc.	15,159

		23,757

	Electronic Equipment, Instruments & Components — 2.9%
104	Bel Fuse, Inc., Class B	2,559
479	Benchmark Electronics, Inc. (a)	15,485
53	ePlus, Inc. (a)	3,927
2	KEMET Corp. (a)	28
435	Knowles Corp. (a)	7,355
17	ScanSource, Inc. (a)	685
142	Tech Data Corp. (a)	14,342
21	TTM Technologies, Inc. (a)	370
378	Vishay Intertechnology, Inc.	6,271

		51,022

	Internet Software & Services — 1.9%
225	Bankrate, Inc. (a)	2,885
206	Cloudera, Inc. (a)	3,305
199	DHI Group, Inc. (a)	568
101	Liquidity Services, Inc. (a)	643
148	Nutanix, Inc., Class A (a)	2,980
109	Okta, Inc. (a)	2,494

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Internet Software & Services — continued
12	Stamps.com, Inc. (a)	1,797
303	Tintri, Inc. (a)	2,201
332	Web.com Group, Inc. (a)	8,387
183	Yelp, Inc. (a)	5,491
151	Yext, Inc. (a)	2,018

		32,769

	IT Services — 1.9%
195	Convergys Corp.	4,632
118	CSG Systems International, Inc.	4,776
30	Euronet Worldwide, Inc. (a)	2,595
39	EVERTEC, Inc., (Puerto Rico)	666
94	Science Applications International Corp.	6,498
284	Travelport Worldwide Ltd.	3,902
791	Unisys Corp. (a)	10,128

		33,197

	Semiconductors & Semiconductor Equipment — 3.0%
29	Advanced Energy Industries, Inc. (a)	1,902
262	Alpha & Omega Semiconductor Ltd. (a)	4,371
540	Amkor Technology, Inc. (a)	5,271
359	Cohu, Inc.	5,652
247	Integrated Device Technology, Inc. (a)	6,370
21	Silicon Laboratories, Inc. (a)	1,449
204	Synaptics, Inc. (a)	10,539
117	Xcerra Corp. (a)	1,141
534	Xperi Corp.	15,922

		52,617

	Software — 5.5%
267	ACI Worldwide, Inc. (a)	5,964
345	Aspen Technology, Inc. (a)	19,087
152	Barracuda Networks, Inc. (a)	3,514
18	Blackline, Inc. (a)	636
90	Fair Isaac Corp.	12,603
50	Manhattan Associates, Inc. (a)	2,403
507	Progress Software Corp.	15,667
27	Proofpoint, Inc. (a)	2,362
51	Qualys, Inc. (a)	2,089
334	Synchronoss Technologies, Inc. (a)	5,497
270	Take-Two Interactive Software, Inc. (a)	19,835
104	VASCO Data Security International, Inc. (a)	1,492
124	Workiva, Inc. (a)	2,370
458	Zix Corp. (a)	2,608

		96,127

	Total Information Technology	289,489

SHARES	SECURITY DESCRIPTION	VALUE($)

	Materials — 3.7%
	Chemicals — 2.1%
84	American Vanguard Corp.	1,442
162	FutureFuel Corp.	2,437
19	Koppers Holdings, Inc. (a)	669
127	Minerals Technologies, Inc.	9,304
44	Olin Corp.	1,323
293	OMNOVA Solutions, Inc. (a)	2,859
341	Rayonier Advanced Materials, Inc.	5,362
184	Trinseo SA	12,627

		36,023

	Containers & Packaging — 0.6%
771	Graphic Packaging Holding Co.	10,620
36	Myers Industries, Inc.	643

		11,263

	Metals & Mining — 0.9%
280	AK Steel Holding Corp. (a)	1,842
60	Carpenter Technology Corp.	2,231
53	SunCoke Energy, Inc. (a)	582
49	Warrior Met Coal, Inc.	836
198	Worthington Industries, Inc.	9,928

		15,419

	Paper & Forest Products — 0.1%
46	Domtar Corp.	1,779

	Total Materials	64,484

	Real Estate — 6.3%
	Equity Real Estate Investment Trusts (REITs) — 5.7%
109	American Assets Trust, Inc.	4,274
727	Ashford Hospitality Trust, Inc.	4,422
119	CBL & Associates Properties, Inc.	1,000
181	CoreSite Realty Corp.	18,739
78	CubeSmart	1,877
94	DCT Industrial Trust, Inc.	5,010
116	DiamondRock Hospitality Co.	1,266
51	EastGroup Properties, Inc.	4,274
5	EPR Properties	388
30	Equity LifeStyle Properties, Inc.	2,564
58	First Industrial Realty Trust, Inc.	1,663
100	Franklin Street Properties Corp.	1,111
23	Gladstone Commercial Corp.	499
110	Government Properties Income Trust	2,005
203	Hersha Hospitality Trust	3,761
44	Highwoods Properties, Inc.	2,206
119	Hospitality Properties Trust	3,457

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	41

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Equity Real Estate Investment Trusts (REITs) — continued
35	InfraREIT, Inc.	663
122	LTC Properties, Inc.	6,280
105	Mack-Cali Realty Corp.	2,842
103	Monogram Residential Trust, Inc.	999
15	National Retail Properties, Inc.	575
61	Pennsylvania REIT	695
163	Potlatch Corp.	7,444
21	PS Business Parks, Inc.	2,740
214	Ramco-Gershenson Properties Trust	2,764
557	RLJ Lodging Trust	11,074
57	Saul Centers, Inc.	3,305
37	Summit Hotel Properties, Inc.	694
39	Taubman Centers, Inc.	2,293

		100,884

	Real Estate Management & Development — 0.6%
35	Alexander & Baldwin, Inc.	1,457
468	Forestar Group, Inc. (a)	8,028
23	St Joe Co. (The) (a)	429

		9,914

	Total Real Estate	110,798

	Telecommunication Services — 0.6%
	Diversified Telecommunication Services — 0.6%
231	IDT Corp., Class B	3,321
2,002	Windstream Holdings, Inc.	7,769

	Total Telecommunication Services	11,090

	Utilities — 3.5%
	Electric Utilities — 1.3%
119	El Paso Electric Co.	6,137
88	PNM Resources, Inc.	3,355
209	Portland General Electric Co.	9,540
170	Spark Energy, Inc., Class A	3,203

		22,235

	Gas Utilities — 0.6%
30	Northwest Natural Gas Co.	1,777
59	Southwest Gas Holdings, Inc.	4,325
70	Spire, Inc.	4,855

		10,957

SHARES		SECURITY DESCRIPTION	VALUE($)

		Independent Power and Renewable Electricity Producers — 0.9%
1,532		Atlantic Power Corp. (a)	3,676
922		Dynegy, Inc. (a)	7,625
163		Pattern Energy Group, Inc.	3,886

			15,187

		Multi-Utilities — 0.2%
30		Avista Corp.	1,257
32		NorthWestern Corp.	1,971

			3,228

		Water Utilities — 0.5%
196		American States Water Co.	9,268

		Total Utilities	60,875

		Total Common Stocks (Cost $1,421,675)	1,668,753

NUMBER OF WARRANTS
Warrant — 0.0%
		Financials — 0.0%
		Consumer Finance — 0.0%
—	(h)	Emergent Capital, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (Cost $—)	—

Short-Term Investment — 4.5%
		Investment Company — 4.5%
78,822		JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $78,822)	78,822

		Total Investments — 99.8% (Cost $1,500,497)	1,747,575
		Other Assets in Excess of Liabilities — 0.2%	4,098

		NET ASSETS — 100.0%	$1,751,673

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1,098	Mini Russell 2000	09/15/17	USD	$77,645	$(106)

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

J.P. Morgan Small Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

REIT	— Real Estate Investment Trust
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500.
(l)	— The rate shown is the current yield as of June 30, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	43

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2017

(Amounts in thousands, except per share amounts)

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
ASSETS:
Investments in non-affiliates, at value	$166,319	$204,080	$6,038,706
Investments in affiliates, at value	3,593	10,565	267,273

Total investment securities, at value	169,912	214,645	6,305,979
Cash	—	3	—
Deposits at broker for futures contracts	—	540	—
Receivables:
Investment securities sold	1,060	1,163	13,678
Fund shares sold	462	97	8,386
Dividends from non-affiliates	67	192	6,143
Dividends from affiliates	1	3	178

Total Assets	171,502	216,643	6,334,364

LIABILITIES:
Payables:
Investment securities purchased	526	5,547	31,729
Fund shares redeemed	288	162	8,901
Variation margin on futures contracts	—	16	—
Accrued liabilities:
Investment advisory fees	82	89	3,245
Administration fees	6	—	376
Distribution fees	36	1	348
Service fees	35	8	806
Custodian and accounting fees	2	8	21
Trustees’ and Chief Compliance Officer’s fees	—	—	2
Printing and mailing cost	76	41	243
Other	59	26	250

Total Liabilities	1,110	5,898	45,921

Net Assets	$170,392	$210,745	$6,288,443

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
NET ASSETS:
Paid-in-Capital	$99,475	$142,492	$4,528,931
Accumulated undistributed (distributions in excess of) net investment income	(669)	184	13,011
Accumulated net realized gains (losses)	7,154	13,581	248,658
Net unrealized appreciation (depreciation)	64,432	54,488	1,497,843

Total Net Assets	$170,392	$210,745	$6,288,443

Net Assets:
Class A	$66,189	$2,203	$1,135,394
Class C	36,707	1,017	171,352
Class I (formerly Select Class)	67,496	3,545	2,722,213
Class R2	—	—	13,078
Class R3	—	—	104
Class R4	—	—	60
Class R5	—	187,198	1,267,593
Class R6	—	16,782	978,649

Total	$170,392	$210,745	$6,288,443

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,005	42	23,347
Class C	2,144	20	4,622
Class I (formerly Select Class)	2,718	67	48,885
Class R2	—	—	274
Class R3	—	—	2
Class R4	—	—	1
Class R5	—	3,557	22,701
Class R6	—	319	17,529

Net Asset Value (a):
Class A — Redemption price per share	$22.03	$52.32	$48.63
Class C — Offering price per share (b)	17.12	52.14	37.07
Class I (formerly Select Class) — Offering and redemption price per share	24.83	52.58	55.69
Class R2 —Offering and redemption price per share	—	—	47.81
Class R3 — Offering and redemption price per share	—	—	48.54
Class R4 — Offering and redemption price per share	—	—	55.64
Class R5 — Offering and redemption price per share	—	52.64	55.84
Class R6 — Offering and redemption price per share	—	52.57	55.83
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$23.25	$55.22	$51.32

Cost of investments in non-affiliates	$101,887	$149,604	$4,540,863
Cost of investments in affiliates	3,593	10,565	267,273

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands, except per share amounts)

	Small Cap Growth Fund		Small Cap Value Fund	U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$1,303,749		$2,063,556	$1,668,753
Investments in affiliates, at value	41,963		42,684	78,822

Total investment securities, at value	1,345,712		2,106,240	1,747,575
Deposits at broker for futures contracts	—		2,272	3,712
Receivables:
Due from custodian	—		4,044	—
Investment securities sold	8,326		16,316	9,100
Fund shares sold	2,594		1,729	2,392
Dividends from non-affiliates	522		3,603	2,262
Dividends from affiliates	23		24	28

Total Assets	1,357,177		2,134,228	1,765,069

LIABILITIES:
Payables:
Due to custodian	—	(a)	6	43
Investment securities purchased	4,164		9,848	9,154
Fund shares redeemed	36,023		7,172	2,450
Variation margin on futures contracts	—		124	203
Accrued liabilities:
Investment advisory fees	687		1,115	857
Administration fees	78		140	116
Distribution fees	62		160	104
Service fees	102		174	255
Custodian and accounting fees	4		7	10
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	—
Printing and mailing cost	56		82	77
Other	73		197	127

Total Liabilities	41,249		19,025	13,396

Net Assets	$1,315,928		$2,115,203	$1,751,673

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
NET ASSETS:
Paid-in-Capital	$851,131	$1,621,207	$1,452,702
Accumulated undistributed (distributions in excess of) net investment income	(2,738)	2,857	823
Accumulated net realized gains (losses)	29,829	70,495	51,176
Net unrealized appreciation (depreciation)	437,706	420,644	246,972

Total Net Assets	$1,315,928	$2,115,203	$1,751,673

Net Assets:
Class A	$196,403	$518,464	$244,958
Class C	20,352	40,349	49,946
Class I (formerly Select Class)	110,644	344,875	387,043
Class L (formerly Institutional Class)	360,044	—	711,139
Class R2	23,569	60,282	51,511
Class R3	—	13,390	9,560
Class R4	—	39	794
Class R5	1,186	130,338	145
Class R6	603,730	1,007,466	296,577

Total	$1,315,928	$2,115,203	$1,751,673

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	13,263	17,769	13,536
Class C	1,812	1,644	2,870
Class I (formerly Select Class)	6,840	11,197	20,952
Class L (formerly Institutional Class)	21,695	—	38,516
Class R2	1,638	2,083	2,892
Class R3	—	459	530
Class R4	—	1	43
Class R5	71	4,231	8
Class R6	36,090	32,675	16,047

Net Asset Value (a):
Class A — Redemption price per share	$14.81	$29.18	$18.10
Class C — Offering price per share (b)	11.23	24.55	17.40
Class I (formerly Select Class) — Offering and redemption price per share	16.18	30.80	18.47
Class L (formerly Institutional Class) — Offering and redemption price per share	16.60	—	18.46
Class R2 — Offering and redemption price per share	14.39	28.94	17.81
Class R3 — Offering and redemption price per share	—	29.14	18.03
Class R4 — Offering and redemption price per share	—	30.77	18.44
Class R5 — Offering and redemption price per share	16.60	30.80	18.45
Class R6 — Offering and redemption price per share	16.73	30.83	18.48
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.63	$30.80	$19.10

Cost of investments in non-affiliates	$866,043	$1,642,753	$1,421,675
Cost of investments in affiliates	41,963	42,684	78,822

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	47

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2017

(Amounts in thousands)

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
INVESTMENT INCOME:
Interest income from affiliates	$— (a)	$— (a)	$36
Dividend income from non-affiliates	739	2,261	79,188
Dividend income from affiliates	10	24	1,142

Total investment income	749	2,285	80,366

EXPENSES:
Investment advisory fees	1,037	1,242	34,197
Administration fees	131	156	4,302
Distribution fees:
Class A	151	2	2,706
Class C	263	3	1,051
Class R2	—	—	50
Class R3 (b)	—	—	—	(a)
Service fees:
Class A	151	2	2,706
Class C	88	1	350
Class I (formerly Select Class) (c)	160	3	5,498
Class R2	—	—	25
Class R3 (b)	—	—	—	(a)
Class R4 (b)	—	—	—	(a)
Class R5 (d)	—	185	780
Custodian and accounting fees	31	55	172
Professional fees	45	73	106
Trustees’ and Chief Compliance Officer’s fees	25	25	37
Printing and mailing costs	50	110	292
Registration and filing fees	52	128	650
Transfer agency fees (See Note 2.D.)	24	12	160
Sub-transfer agency fees (See Note 2.D.)	152	123	3,039
Other	7	9	91

Total expenses	2,367	2,129	56,212

Less fees waived	(360)	(569)	(3,508)
Less earnings credits	—	—	—	(a)
Less expense reimbursements	—	(34)	(60)

Net expenses	2,007	1,526	52,644

Net investment income (loss)	(1,258)	759	27,722

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	23,961	20,081	265,294
Futures	—	835	—

Net realized gain (loss)	23,961	20,916	265,294

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	25,078	21,614	631,255
Futures	—	(73)	—

Change in net unrealized appreciation/depreciation	25,078	21,541	631,255

Net realized/unrealized gains (losses)	49,039	42,457	896,549

Change in net assets resulting from operations	$47,781	$43,216	$924,271

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective September 9, 2016 for Small Cap Equity Fund.
(c)	Commencement of offering of Select Class effective January 3, 2017. Select Class was renamed Class I effective April 3, 2017 for Small Cap Core Fund.
(d)	Effective September 15, 2016, Select Class was renamed Class R5 for Small Cap Core Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
INVESTMENT INCOME:
Interest income from affiliates	$—	$2	$5
Dividend income from non-affiliates	5,355	32,653	20,261
Dividend income from affiliates	103	242	238

Total investment income	5,458	32,897	20,504

EXPENSES:
Investment advisory fees	7,496	12,914	9,800
Administration fees	943	1,625	1,336
Distribution fees:
Class A	460	1,398	625
Class C	146	328	374
Class R2	109	273	210
Class R3 (a)	—	7	3
Service fees:
Class A	460	1,398	625
Class C	48	109	125
Class I (formerly Select Class)	271	820	852
Class L (formerly Institutional Class)	300	—	735
Class R2	55	136	105
Class R3 (a)	—	7	3
Class R4 (a)	—	— (b)	— (b)
Class R5 (c)	1	73	— (b)
Custodian and accounting fees	53	106	94
Professional fees	58	71	61
Trustees’ and Chief Compliance Officer’s fees	27	30	29
Printing and mailing costs	88	186	211
Registration and filing fees	113	135	177
Transfer agency fees (See Note 2.D.)	67	410	69
Sub-transfer agency fees (See Note 2.D.)	578	1,196	1,140
Other	27	53	38

Total expenses	11,300	21,275	16,612

Less fees waived	(815)	(1,636)	(908)
Less expense reimbursements	(19)	(22)	(9)

Net expenses	10,466	19,617	15,695

Net investment income (loss)	(5,008)	13,280	4,809

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	83,723	93,699	86,690
Futures	—	10,604	11,292

Net realized gain (loss)	83,723	104,303	97,982

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	264,591	217,176	176,441
Futures	—	(715)	(627)

Change in net unrealized appreciation/depreciation	264,591	216,461	175,814

Net realized/unrealized gains (losses)	348,314	320,764	273,796

Change in net assets resulting from operations	$343,306	$334,044	$278,605

(a)	Commencement of offering of class of shares effective September 9, 2016 for Small Cap Value Fund and U.S. Small Company Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective September 9, 2016 for Small Cap Growth Fund and U.S. Small Company Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(1,258)	$(2,182)	$759	$1,397
Net realized gain (loss)	23,961	28,187	20,916	67,374
Change in net unrealized appreciation/depreciation	25,078	(117,590)	21,541	(151,923)

Change in net assets resulting from operations	47,781	(91,585)	43,216	(83,152)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A (a)
From net investment income	—	—	— (b)	—
From net realized gains	(8,616)	(8,870)	(7)	—
Class C (a)
From net investment income	—	—	— (b)	—
From net realized gains	(6,161)	(6,681)	(5)	—
Class I (formerly Select Class) (c)
From net realized gains	(8,471)	(40,293)	—	—
Class R5 (d)
From net investment income	—	—	(599)	(4,787)
From net realized gains	—	—	(17,764)	(69,898)
Class R6 (a)
From net investment income	—	—	— (b)	—
From net realized gains	—	—	(2)	—

Total distributions to shareholders	(23,248)	(55,844)	(18,377)	(74,685)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(7,047)	(209,461)	21,270	(493,179)

NET ASSETS:
Change in net assets	17,486	(356,890)	46,109	(651,016)
Beginning of period	152,906	509,796	164,636	815,652

End of period	$170,392	$152,906	$210,745	$164,636

Accumulated undistributed (distributions in excess of) net investment income	$(669)	$(658)	$184	$(31)

(a)	Commencement of offering of class of shares effective May 31, 2016 for Small Cap Core Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of Select Class effective January 3, 2017. Select Class was renamed Class I effective April 3, 2017 for Small Cap Core Fund.
(d)	Effective September 15, 2016, Select Class was renamed Class R5 for Small Cap Core Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

	Small Cap Equity Fund		Small Cap Growth Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$27,722	$17,832	$(5,008)	$(4,817)
Net realized gain (loss)	265,294	399,193	83,723	3,683
Change in net unrealized appreciation/depreciation	631,255	(343,741)	264,591	(172,393)

Change in net assets resulting from operations	924,271	73,284	343,306	(173,527)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,188)	(2,634)	—	—
From net realized gains	(32,659)	(51,657)	(6,279)	(17,982)
Class C
From net investment income	(479)	—	—	—
From net realized gains	(5,074)	(2,993)	(877)	(2,222)
Class I (formerly Select Class)
From net investment income	(9,633)	(3,556)	—	—
From net realized gains	(53,162)	(59,055)	(3,529)	(8,776)
Class L (formerly Institutional Class)
From net realized gains	—	—	(9,811)	(19,628)
Class R2
From net investment income	(23)	—	—	—
From net realized gains	(276)	(211)	(772)	(1,956)
Class R3 (a)
From net investment income	— (b)	—	—	—
From net realized gains	(1)	—	—	—
Class R4 (a)
From net investment income	— (b)	—	—	—
From net realized gains	— (b)	—	—	—
Class R5 (c)
From net investment income	(5,428)	(7,998)	—	—
From net realized gains	(25,600)	(77,242)	(28)	—
Class R6 (d)
From net investment income	(3,830)	—	—	—
From net realized gains	(15,853)	—	(15,304)	(34,132)

Total distributions to shareholders	(155,206)	(205,346)	(36,600)	(84,696)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,070,448	187,154	(27,916)	50,292

NET ASSETS:
Change in net assets	2,839,513	55,092	278,790	(207,931)
Beginning of period	3,448,930	3,393,838	1,037,138	1,245,069

End of period	$6,288,443	$3,448,930	$1,315,928	$1,037,138

Accumulated undistributed (distributions in excess of) net investment income	$13,011	$8,726	$(2,738)	$(1,912)

(a)	Commencement of offering of class of shares effective September 9, 2016 for Small Cap Equity Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective September 9, 2016 for Small Cap Growth Fund.
(d)	Commencement of offering of class of shares effective May 31, 2016 for Small Cap Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		U.S. Small Company Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$13,280	$16,276	$4,809	$4,777
Net realized gain (loss)	104,303	(11,621)	97,982	(25,653)
Change in net unrealized appreciation/depreciation	216,461	(52,243)	175,814	(37,299)

Change in net assets resulting from operations	334,044	(47,588)	278,605	(58,175)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,556)	(3,316)	(192)	(375)
From net realized gains	(390)	(24,024)	(15)	(9,859)
Class C
From net investment income	(124)	(138)	—	—
From net realized gains	(36)	(2,266)	(3)	(1,985)
Class I (formerly Select Class)
From net investment income	(1,795)	(2,589)	(967)	(1,045)
From net realized gains	(217)	(11,883)	(19)	(11,139)
Class L (formerly Institutional Class)
From net investment income	—	—	(3,751)	(2,157)
From net realized gains	—	—	(45)	(16,302)
Class R2
From net investment income	(181)	(176)	—	(36)
From net realized gains	(37)	(2,034)	(2)	(1,197)
Class R3 (a)
From net investment income	(2)	—	— (b)	—
From net realized gains	— (b)	—	— (b)	—
Class R4 (a)
From net investment income	— (b)	—	— (b)	—
From net realized gains	— (b)	—	— (b)	—
Class R5 (c)
From net investment income	(730)	(877)	— (b)	—
From net realized gains	(73)	(4,226)	— (b)	—
Class R6
From net investment income	(6,792)	(7,344)	(1,045)	(620)
From net realized gains	(552)	(33,390)	(11)	(4,031)

Total distributions to shareholders	(13,485)	(92,263)	(6,050)	(48,746)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	41,312	22,440	155,806	458,685

NET ASSETS:
Change in net assets	361,871	(117,411)	428,361	351,764
Beginning of period	1,753,332	1,870,743	1,323,312	971,548

End of period	$2,115,203	$1,753,332	$1,751,673	$1,323,312

Accumulated undistributed (distributions in excess of) net investment income	$2,857	$2,643	$823	$2,547

(a)	Commencement of offering of class of shares effective September 9, 2016.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective September 9, 2016 for U.S. Small Company Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A (a)
Proceeds from shares issued	$11,085	$10,070	$2,255	$23
Distributions reinvested	6,122	6,411	7	—
Cost of shares redeemed	(16,068)	(14,402)	(154)	—

Change in net assets resulting from Class A capital transactions	$1,139	$2,079	$2,108	$23

Class C (a)
Proceeds from shares issued	$11,882	$13,161	$1,055	$20
Distributions reinvested	888	856	5	—
Cost of shares redeemed	(12,954)	(17,151)	(93)	—

Change in net assets resulting from Class C capital transactions	$(184)	$(3,134)	$967	$20

Class I (formerly Select Class) (b)
Proceeds from shares issued	$15,936	$68,912	$3,813	$—
Distributions reinvested	8,203	39,841	—	—
Cost of shares redeemed	(32,141)	(317,159)	(391)	—

Change in net assets resulting from Class I capital transactions	$(8,002)	$(208,406)	$3,422	$—

Class R5 (c)
Proceeds from shares issued	$—	$—	$38,644	$82,011
Distributions reinvested	—	—	15,729	71,593
Cost of shares redeemed	—	—	(55,810)	(116,062)
Redemptions in-kind (See Note 7)	—	—	—	(530,784)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$(1,437)	$(493,242)

Class R6 (a)
Proceeds from shares issued	$—	$—	$16,336	$20
Distributions reinvested	—	—	2	—
Cost of shares redeemed	—	—	(128)	—

Change in net assets resulting from Class R6 capital transactions	$—	$—	$16,210	$20

Total change in net assets resulting from capital transactions	$(7,047)	$(209,461)	$21,270	$(493,179)

(a)	Commencement of offering of class of shares effective May 31, 2016 for Small Cap Core Fund.
(b)	Commencement of offering of Select Class effective January 3, 2017. Select Class was renamed Class I effective April 3, 2017 for Small Cap Core Fund.
(c)	Effective September 15, 2016, Select Class was renamed Class R5 for Small Cap Core Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A (a)
Issued	554	478	44	1
Reinvested	331	327	— (b)	—
Redeemed	(784)	(712)	(3)	—

Change in Class A Shares	101	93	41	1

Class C (a)
Issued	773	780	21	1
Reinvested	62	54	— (b)	—
Redeemed	(793)	(1,015)	(2)	—

Change in Class C Shares	42	(181)	19	1

Class I (formerly Select Class)
Issued	694	3,027	75	—
Reinvested	395	1,842	—	—
Redeemed	(1,422)	(15,456)	(8)	—

Change in Class I Shares	(333)	(10,587)	67	—

Class R5 (c)
Issued	—	—	766	1,600
Reinvested	—	—	316	1,578
Redeemed	—	—	(1,110)	(2,421)
Redemptions in-kind (See Note 7)	—	—	—	(11,691)

Change in Class R5 Shares	—	—	(28)	(10,934)

Class R6 (a)
Issued	—	—	320	1
Reinvested	—	—	— (b)	—
Redeemed	—	—	(2)	—

Change in Class R6 Shares	—	—	318	1

(a)	Commencement of offering of class of shares effective May 31, 2016 for Small Cap Core Fund.
(b)	Amount rounds to less than 500.
(c)	Effective September 15, 2016, Select Class was renamed Class R5 for Small Cap Core Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

	Small Cap Equity Fund		Small Cap Growth Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$712,876	$797,670	$44,992	$34,331
Distributions reinvested	33,701	49,673	5,928	17,120
Cost of shares redeemed	(501,564)	(225,187)	(82,003)	(82,368)
Redemptions in-kind (See Note 7)	—	(545,339)	—	—

Change in net assets resulting from Class A capital transactions	$245,013	$76,817	$(31,083)	$(30,917)

Class C
Proceeds from shares issued	$102,287	$39,875	$4,659	$1,342
Distributions reinvested	5,234	2,583	747	1,891
Cost of shares redeemed	(23,821)	(7,079)	(7,991)	(5,168)

Change in net assets resulting from Class C capital transactions	$83,700	$35,379	$(2,585)	$(1,935)

Class I (formerly Select Class)
Proceeds from shares issued	$1,796,080	$643,933	$43,698	$29,505
Distributions reinvested	56,261	55,589	3,134	7,984
Cost of shares redeemed	(712,211)	(816,497)	(66,724)	(63,523)

Change in net assets resulting from Class I capital transactions	$1,140,130	$(116,975)	$(19,892)	$(26,034)

Class L (formerly Institutional Class)
Proceeds from shares issued	$—	$—	$143,110	$114,481
Distributions reinvested	—	—	8,911	18,231
Cost of shares redeemed	—	—	(142,376)	(81,578)

Change in net assets resulting from Class L capital transactions	$—	$—	$9,645	$51,134

Class R2
Proceeds from shares issued	$11,048	$3,684	$3,047	$3,627
Distributions reinvested	156	147	749	1,908
Cost of shares redeemed	(4,834)	(1,850)	(7,190)	(6,699)

Change in net assets resulting from Class R2 capital transactions	$6,370	$1,981	$(3,394)	$(1,164)

Class R3 (a)
Proceeds from shares issued	$100	$—	$—	$—
Distributions reinvested	1	—	—	—
Cost of shares redeemed	— (b)	—	—	—

Change in net assets resulting from Class R3 capital transactions	$101	$—	$—	$—

Class R4 (a)
Proceeds from shares issued	$68	$—	$—	$—
Distributions reinvested	— (b)	—	—	—
Cost of shares redeemed	(12)	—	—	—

Change in net assets resulting from Class R4 capital transactions	$56	$—	$—	$—

Class R5 (c)
Proceeds from shares issued	$537,839	$327,668	$2,006	$—
Distributions reinvested	28,546	80,413	28	—
Cost of shares redeemed	(825,391)	(243,746)	(1,033)	—

Change in net assets resulting from Class R5 capital transactions	$(259,006)	$164,335	$1,001	$—

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Equity Fund		Small Cap Growth Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CAPITAL TRANSACTIONS: (continued)
Class R6 (d)
Proceeds from shares issued	$956,921	$25,790	$97,840	$130,485
Distributions reinvested	19,663	—	15,303	34,132
Cost of shares redeemed	(122,500)	(173)	(94,751)	(105,409)

Change in net assets resulting from Class R6 capital transactions	$854,084	$25,617	$18,392	$59,208

Total change in net assets resulting from capital transactions	$2,070,448	$187,154	$(27,916)	$50,292

(a)	Commencement of offering of class of shares effective September 9, 2016 for Small Cap Equity Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective September 9, 2016 for Small Cap Growth Fund.
(d)	Commencement of offering of class of shares effective May 31, 2016 for Small Cap Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

	Small Cap Equity Fund		Small Cap Growth Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	15,821	20,677	3,363	2,821
Reinvested	733	1,292	476	1,466
Redeemed	(10,880)	(5,663)	(6,238)	(7,028)
Redemptions in-kind (See Note 7)	—	(13,733)	—	—

Change in Class A Shares	5,674	2,573	(2,399)	(2,741)

Class C
Issued	2,965	1,307	448	143
Reinvested	149	87	79	210
Redeemed	(671)	(228)	(782)	(572)

Change in Class C Shares	2,443	1,166	(255)	(219)

Class I (formerly Select Class)
Issued	34,733	14,082	2,997	2,235
Reinvested	1,069	1,270	231	630
Redeemed	(13,483)	(17,314)	(4,614)	(4,737)

Change in Class I Shares	22,319	(1,962)	(1,386)	(1,872)

Class L (formerly Institutional Class)
Issued	—	—	9,579	8,718
Reinvested	—	—	640	1,407
Redeemed	—	—	(9,866)	(6,315)

Change in Class L Shares	—	—	353	3,810

Class R2
Issued	248	93	236	309
Reinvested	3	4	62	167
Redeemed	(106)	(46)	(568)	(566)

Change in Class R2 Shares	145	51	(270)	(90)

Class R3 (a)
Issued	2	—	—	—
Reinvested	— (b)	—	—	—
Redeemed	— (b)	—	—	—

Change in Class R3 Shares	2	—	—	—

Class R4 (a)
Issued	1	—	—	—
Reinvested	— (b)	—	—	—
Redeemed	— (b)	—	—	—

Change in Class R4 Shares	1	—	—	—

Class R5 (c)
Issued	10,246	7,138	137	—
Reinvested	541	1,832	2	—
Redeemed	(16,447)	(5,295)	(68)	—

Change in Class R5 Shares	(5,660)	3,675	71	—

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Equity Fund		Small Cap Growth Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
SHARE TRANSACTIONS: (continued)
Class R6 (d)
Issued	18,906	549	6,529	10,137
Reinvested	372	—	1,091	2,617
Redeemed	(2,294)	(4)	(6,293)	(8,387)

Change in Class R6 Shares	16,984	545	1,327	4,367

(a)	Commencement of offering of class of shares effective September 9, 2016 for Small Cap Equity Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective September 9, 2016 for Small Cap Growth Fund.
(d)	Commencement of offering of class of shares effective May 31, 2016 for Small Cap Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

	Small Cap Value Fund		U.S. Small Company Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$164,312	$138,661	$110,173	$112,560
Distributions reinvested	2,757	25,666	184	9,251
Cost of shares redeemed	(295,769)	(186,013)	(135,423)	(108,488)

Change in net assets resulting from Class A capital transactions	$(128,700)	$(21,686)	$(25,066)	$13,323

Class C
Proceeds from shares issued	$6,479	$3,797	$13,089	$17,408
Distributions reinvested	145	2,160	3	1,817
Cost of shares redeemed	(14,435)	(10,313)	(17,634)	(12,981)

Change in net assets resulting from Class C capital transactions	$(7,811)	$(4,356)	$(4,542)	$6,244

Class I (formerly Select Class)
Proceeds from shares issued	$154,661	$106,814	$151,877	$166,060
Distributions reinvested	1,883	12,987	921	11,293
Cost of shares redeemed	(126,507)	(325,752)	(113,193)	(105,988)

Change in net assets resulting from Class I capital transactions	$30,037	$(205,951)	$39,605	$71,365

Class L (formerly Institutional Class)
Proceeds from shares issued	$—	$—	$318,606	$366,693
Distributions reinvested	—	—	3,378	17,359
Cost of shares redeemed	—	—	(322,926)	(113,529)

Change in net assets resulting from Class L capital transactions	$—	$—	$(942)	$270,523

Class R2
Proceeds from shares issued	$27,657	$16,117	$24,052	$25,767
Distributions reinvested	203	2,028	2	944
Cost of shares redeemed	(23,402)	(15,854)	(13,867)	(7,774)

Change in net assets resulting from Class R2 capital transactions	$4,458	$2,291	$10,187	$18,937

Class R3 (a)
Proceeds from shares issued	$15,085	$—	$9,868	$—
Distributions reinvested	2	—	— (b)	—
Cost of shares redeemed	(1,818)	—	(478)	—

Change in net assets resulting from Class R3 capital transactions	$13,269	$—	$9,390	$—

Class R4 (a)
Proceeds from shares issued	$37	$—	$862	$—
Distributions reinvested	— (b)	—	— (b)	—
Cost of shares redeemed	—	—	(81)	—

Change in net assets resulting from Class R4 capital transactions	$37	$—	$781	$—

Class R5 (c)
Proceeds from shares issued	$74,810	$31,169	$142	$—
Distributions reinvested	736	4,681	— (b)	—
Cost of shares redeemed	(59,662)	(34,423)	— (b)	—

Change in net assets resulting from Class R5 capital transactions	$15,884	$1,427	$142	$—

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		U.S. Small Company Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$310,196	$383,830	$178,533	$100,275
Distributions reinvested	7,344	40,732	1,023	4,436
Cost of shares redeemed	(203,402)	(173,847)	(53,305)	(26,418)

Change in net assets resulting from Class R6 capital transactions	$114,138	$250,715	$126,251	$78,293

Total change in net assets resulting from capital transactions	$41,312	$22,440	$155,806	$458,685

(a)	Commencement of offering of class of shares effective September 9, 2016.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective September 9, 2016 for U.S. Small Company Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

	Small Cap Value Fund		U.S. Small Company Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	5,807	5,761	6,362	7,413
Reinvested	95	1,114	10	626
Redeemed	(10,507)	(7,728)	(7,832)	(7,196)

Change in Class A Shares	(4,605)	(853)	(1,460)	843

Class C
Issued	269	184	773	1,176
Reinvested	6	111	— (a)	127
Redeemed	(608)	(506)	(1,055)	(897)

Change in Class C Shares	(333)	(211)	(282)	406

Class I (formerly Select Class)
Issued	5,207	4,250	8,467	10,694
Reinvested	62	535	50	748
Redeemed	(4,216)	(12,338)	(6,374)	(6,898)

Change in Class I Shares	1,053	(7,553)	2,143	4,544

Class L (formerly Institutional Class)
Issued	—	—	18,258	24,199
Reinvested	—	—	181	1,150
Redeemed	—	—	(18,084)	(7,566)

Change in Class L Shares	—	—	355	17,783

Class R2
Issued	979	675	1,399	1,706
Reinvested	7	89	— (a)	65
Redeemed	(835)	(669)	(814)	(528)

Change in Class R2 Shares	151	95	585	1,243

Class R3 (b)
Issued	520	—	557	—
Reinvested	— (a)	—	— (a)	—
Redeemed	(61)	—	(27)	—

Change in Class R3 Shares	459	—	530	—

Class R4 (b)
Issued	1	—	47	—
Reinvested	— (a)	—	— (a)	—
Reinvested	—	—	(4)	—

Change in Class R4 Shares	1	—	43	—

Class R5 (c)
Issued	2,462	1,223	8	—
Reinvested	24	193	— (a)	—
Redeemed	(1,978)	(1,376)	— (a)	—

Change in Class R5 Shares	508	40	8	—

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		U.S. Small Company Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
SHARE TRANSACTIONS: (continued)
Class R6
Issued	10,248	14,544	9,897	6,414
Reinvested	240	1,675	55	294
Redeemed	(6,799)	(7,015)	(2,985)	(1,663)

Change in Class R6 Shares	3,689	9,204	6,967	5,045

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective September 9, 2016.
(c)	Commencement of offering of class of shares effective September 9, 2016 for U.S. Small Company Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Dynamic Small Cap Growth Fund
Class A
Year Ended June 30, 2017	$19.14	$(0.16)		$6.24	$6.08	$(3.19)
Year Ended June 30, 2016	26.04	(0.16)		(3.52)	(3.68)	(3.22)
Year Ended June 30, 2015	25.11	(0.20)		3.17	2.97	(2.04)
Year Ended June 30, 2014	23.10	(0.24)		4.44	4.20	(2.19)
Year Ended June 30, 2013	18.83	(0.14	)(d)	5.17	5.03	(0.76)

Class C
Year Ended June 30, 2017	15.58	(0.21)		4.94	4.73	(3.19)
Year Ended June 30, 2016	21.97	(0.22)		(2.95)	(3.17)	(3.22)
Year Ended June 30, 2015	21.61	(0.28)		2.68	2.40	(2.04)
Year Ended June 30, 2014	20.25	(0.32)		3.87	3.55	(2.19)
Year Ended June 30, 2013	16.68	(0.22	)(d)	4.55	4.33	(0.76)

Class I (formerly Select Class)
Year Ended June 30, 2017	21.17	(0.12)		6.97	6.85	(3.19)
Year Ended June 30, 2016	28.34	(0.14)		(3.81)	(3.95)	(3.22)
Year Ended June 30, 2015	27.08	(0.15)		3.45	3.30	(2.04)
Year Ended June 30, 2014	24.70	(0.19)		4.76	4.57	(2.19)
Year Ended June 30, 2013	20.02	(0.07	)(d)	5.51	5.44	(0.76)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.20), $(0.27) and $(0.14) for Class A, Class C and Class I Shares, respectively, and the net investment income (loss) ratio would have been (1.00)%, (1.51)% and (0.64)% for Class A, Class C and Class I Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$22.03	34.99%	$66,189	1.25%	(0.78)%		1.48%	41%
19.14	(14.42)	55,583	1.25	(0.76)		1.51	56
26.04	13.02	73,175	1.25	(0.82)		1.44	48
25.11	18.56	86,997	1.33	(0.95)		1.38	65
23.10	27.61	77,408	1.44	(0.70	)(d)	1.44	65

17.12	34.25	36,707	1.74	(1.28)		2.04	41
15.58	(14.80)	32,734	1.75	(1.27)		2.12	56
21.97	12.46	50,162	1.75	(1.32)		2.02	48
21.61	17.93	55,458	1.83	(1.45)		1.88	65
20.25	26.96	54,171	1.94	(1.20	)(d)	1.94	65

24.83	35.29	67,496	1.00	(0.53)		1.18	41
21.17	(14.19)	64,589	1.00	(0.57)		1.09	56
28.34	13.30	386,459	1.00	(0.57)		1.11	48
27.08	18.87	417,048	1.06	(0.69)		1.13	65
24.70	28.02	387,402	1.09	(0.33	)(d)	1.19	65

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Core Fund
Class A
Year Ended June 30, 2017	$45.88	$(0.04	)(e)	$11.81	$11.77	$(0.20)	$(5.13)	$(5.33)
May 31, 2016 (f) through June 30, 2016	45.81	0.02	(e)(g)	0.05	0.07	—	—	—

Class C
Year Ended June 30, 2017	45.86	(0.24	)(e)	11.74	11.50	(0.09)	(5.13)	(5.22)
May 31, 2016 (f) through June 30, 2016	45.81	—	(e)(g)(h)	0.05	0.05	—	—	—

Class I
January 3, 2017 (f) through June 30, 2017	50.44	0.07	(e)	2.07	2.14	—	—	—

Class R5 (formerly Select Class)
Year Ended June 30, 2017	45.90	0.20	(e)	11.83	12.03	(0.16)	(5.13)	(5.29)
Year Ended June 30, 2016	56.18	0.15	(e)(g)	(5.25)	(5.10)	(0.32)	(4.86)	(5.18)
Year Ended June 30, 2015	58.70	0.37	(e)	3.20	3.57	(0.10)	(5.99)	(6.09)
Year Ended June 30, 2014	48.11	0.15	(i)	13.44	13.59	(0.27)	(2.73)	(3.00)
Year Ended June 30, 2013	37.54	0.37	(j)	10.63	11.00	(0.43)	—	(0.43)

Class R6
Year Ended June 30, 2017	45.90	0.29	(e)	11.76	12.05	(0.25)	(5.13)	(5.38)
May 31, 2016 (f) through June 30, 2016	45.81	0.04	(e)(g)	0.05	0.09	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Amount rounds to less than $0.005.
(i)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.09 and the net investment income (loss) ratio would have been 0.17% for Class R5 Shares.
(j)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.19 and the net investment income (loss) ratio would have been 0.44% for Class R5 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$52.32	26.29%	$2,203	1.24%	(0.07)%		1.45%	61%
45.88	0.15	23	1.25	0.56	(g)	1.39	58

52.14	25.68	1,017	1.74	(0.47)		1.96	61
45.86	0.11	20	1.74	0.06	(g)	1.89	58

52.58	4.24	3,545	0.99	0.26		1.21	61

52.64	26.87	187,198	0.79	0.40		1.11	61
45.90	(8.97)	164,573	0.80	0.30	(g)	1.16	58
56.18	7.01	815,652	0.80	0.66		1.13	56
58.70	28.95	703,307	0.79	0.28	(i)	1.12	51
48.11	29.50	522,295	0.79	0.84	(j)	1.19	55

52.57	26.94	16,782	0.74	0.56		0.98	61
45.90	0.20	20	0.74	1.06	(g)	0.88	58

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Equity Fund
Class A
Year Ended June 30, 2017	$41.68	$0.11		$8.21	$8.32	$(0.12)	$(1.25)	$(1.37)
Year Ended June 30, 2016	44.68	0.13	(f)	0.08	0.21	(0.14)	(3.07)	(3.21)
Year Ended June 30, 2015	46.56	0.08		2.98	3.06	(0.08)	(4.86)	(4.94)
Year Ended June 30, 2014	39.94	0.10	(g)	8.97	9.07	(0.07)	(2.38)	(2.45)
Year Ended June 30, 2013	36.02	0.29	(h)	7.39	7.68	(0.36)	(3.40)	(3.76)

Class C
Year Ended June 30, 2017	32.21	(0.09)		6.31	6.22	(0.11)	(1.25)	(1.36)
Year Ended June 30, 2016	35.32	(0.06	)(f)	0.02	(0.04)	—	(3.07)	(3.07)
Year Ended June 30, 2015	37.96	(0.12)		2.34	2.22	—	(4.86)	(4.86)
Year Ended June 30, 2014	33.06	(0.10	)(g)	7.38	7.28	—	(2.38)	(2.38)
Year Ended June 30, 2013	30.46	0.09	(h)	6.15	6.24	(0.24)	(3.40)	(3.64)

Class I (formerly Select Class)
Year Ended June 30, 2017	47.50	0.28		9.37	9.65	(0.21)	(1.25)	(1.46)
Year Ended June 30, 2016	50.31	0.25	(f)	0.17	0.42	(0.16)	(3.07)	(3.23)
Year Ended June 30, 2015	51.78	0.24		3.36	3.60	(0.21)	(4.86)	(5.07)
Year Ended June 30, 2014	44.14	0.26	(g)	9.94	10.20	(0.18)	(2.38)	(2.56)
Year Ended June 30, 2013	39.41	0.44	(h)	8.15	8.59	(0.46)	(3.40)	(3.86)

Class R2
Year Ended June 30, 2017	41.08	—	(i)	8.08	8.08	(0.10)	(1.25)	(1.35)
Year Ended June 30, 2016	44.04	0.01	(f)	0.10	0.11	—	(3.07)	(3.07)
Year Ended June 30, 2015	45.99	(0.04)		2.95	2.91	—	(4.86)	(4.86)
Year Ended June 30, 2014	39.52	(0.01	)(g)	8.86	8.85	—	(2.38)	(2.38)
Year Ended June 30, 2013	35.67	0.20	(h)	7.31	7.51	(0.26)	(3.40)	(3.66)

Class R3
September 9, 2016 (k) through June 30, 2017	43.22	0.12		6.68	6.80	(0.23)	(1.25)	(1.48)

Class R4
September 9, 2016 (k) through June 30, 2017	49.28	0.23		7.63	7.86	(0.25)	(1.25)	(1.50)

Class R5
Year Ended June 30, 2017	47.57	0.36		9.42	9.78	(0.26)	(1.25)	(1.51)
Year Ended June 30, 2016	50.43	0.36	(f)	0.15	0.51	(0.30)	(3.07)	(3.37)
Year Ended June 30, 2015	51.88	0.34		3.37	3.71	(0.30)	(4.86)	(5.16)
Year Ended June 30, 2014	44.21	0.36	(g)	9.96	10.32	(0.27)	(2.38)	(2.65)
Year Ended June 30, 2013	39.47	0.52	(h)	8.16	8.68	(0.54)	(3.40)	(3.94)

Class R6
Year Ended June 30, 2017	47.57	0.46		9.34	9.80	(0.29)	(1.25)	(1.54)
May 31, 2016 (k) through June 30, 2016	47.04	0.06	(f)	0.47	0.53	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.04), $(0.21), $0.10, $(0.15) and $0.20 for Class A, Class C, Class I, Class R2 and Class R5 Shares, respectively, and the net investment income (loss) ratio would have been (0.09)%, (0.59)%, 0.21%, (0.34)% and 0.41% for Class A, Class C, Class I, Class R2 and Class R5 Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$48.63	20.14%	$1,135,394	1.29%	0.24%		1.35%	21%
41.68	1.10	736,629	1.29	0.31	(f)	1.38	32
44.68	7.49	674,619	1.29	0.17		1.39	20
46.56	23.27	738,967	1.29	0.23	(g)	1.37	30
39.94	23.11	696,784	1.29	0.78	(h)	1.39	25

37.07	19.53	171,352	1.79	(0.25)		1.84	21
32.21	0.63	70,176	1.79	(0.20	)(f)	1.85	32
35.32	6.92	35,783	1.79	(0.33)		1.87	20
37.96	22.67	39,824	1.79	(0.26	)(g)	1.87	30
33.06	22.50	37,039	1.79	0.28	(h)	1.88	25

55.69	20.50	2,722,213	0.99	0.54		1.07	21
47.50	1.41	1,261,772	0.99	0.54	(f)	1.14	32
50.31	7.81	1,435,112	0.99	0.48		1.14	20
51.78	23.65	1,443,768	0.99	0.53	(g)	1.12	30
44.14	23.48	1,134,887	0.99	1.07	(h)	1.14	25

47.81	19.85	13,078	1.53	0.00	(j)	1.73	21
41.08	0.85	5,313	1.54	0.03	(f)	1.72	32
44.04	7.23	3,446	1.54	(0.08)		1.73	20
45.99	22.95	3,883	1.54	(0.02	)(g)	1.62	30
39.52	22.80	4,909	1.54	0.53	(h)	1.64	25

48.54	15.92	104	1.24	0.32		1.36	21

55.64	16.14	60	0.99	0.55		1.14	21

55.84	20.74	1,267,593	0.79	0.68		0.86	21
47.57	1.62	1,349,107	0.79	0.78	(f)	0.86	32
50.43	8.03	1,244,878	0.79	0.68		0.89	20
51.88	23.90	1,177,534	0.79	0.73	(g)	0.92	30
44.21	23.71	814,942	0.79	1.25	(h)	0.94	25

55.83	20.80	978,649	0.74	0.85		0.76	21
47.57	1.13	25,933	0.73	1.60	(f)	0.75	32

(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.05, $(0.11), $0.18, $(0.04) and $0.26 for Class A, Class C, Class I, Class R2 and Class R5 Shares, respectively, and the net investment income (loss) ratio would have been 0.14%, (0.36)%, 0.44%, (0.10)% and 0.62% for Class A, Class C, Class I, Class R2 and Class R5 Shares, respectively.
(i)	Amount rounds to less than $0.005.
(j)	Amount rounds to less than 0.005%.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Small Cap Growth Fund
Class A
Year Ended June 30, 2017	$11.43	$(0.10)		$3.94	$3.84	$(0.46)
Year Ended June 30, 2016	14.50	(0.09)		(1.94)	(2.03)	(1.04)
Year Ended June 30, 2015	13.96	(0.11	)(f)	1.77	1.66	(1.12)
Year Ended June 30, 2014	13.00	(0.12)		2.52	2.40	(1.44)
Year Ended June 30, 2013	11.13	(0.06	)(g)	2.94	2.88	(1.01)

Class C
Year Ended June 30, 2017	8.82	(0.13)		3.00	2.87	(0.46)
Year Ended June 30, 2016	11.50	(0.12)		(1.52)	(1.64)	(1.04)
Year Ended June 30, 2015	11.36	(0.14	)(f)	1.40	1.26	(1.12)
Year Ended June 30, 2014	10.87	(0.16)		2.09	1.93	(1.44)
Year Ended June 30, 2013	9.51	(0.10	)(g)	2.47	2.37	(1.01)

Class I (formerly Select Class)
Year Ended June 30, 2017	12.42	(0.07)		4.29	4.22	(0.46)
Year Ended June 30, 2016	15.61	(0.07)		(2.08)	(2.15)	(1.04)
Year Ended June 30, 2015	14.91	(0.08	)(f)	1.90	1.82	(1.12)
Year Ended June 30, 2014	13.77	(0.09)		2.67	2.58	(1.44)
Year Ended June 30, 2013	11.70	(0.03	)(g)	3.11	3.08	(1.01)

Class L (formerly Institutional Class)
Year Ended June 30, 2017	12.72	(0.05)		4.39	4.34	(0.46)
Year Ended June 30, 2016	15.93	(0.05)		(2.12)	(2.17)	(1.04)
Year Ended June 30, 2015	15.17	(0.06	)(f)	1.94	1.88	(1.12)
Year Ended June 30, 2014	13.96	(0.07)		2.72	2.65	(1.44)
Year Ended June 30, 2013	11.84	(0.01	)(g)	3.14	3.13	(1.01)

Class R2
Year Ended June 30, 2017	11.15	(0.13)		3.83	3.70	(0.46)
Year Ended June 30, 2016	14.20	(0.12)		(1.89)	(2.01)	(1.04)
Year Ended June 30, 2015	13.73	(0.14	)(f)	1.73	1.59	(1.12)
Year Ended June 30, 2014	12.84	(0.16)		2.49	2.33	(1.44)
Year Ended June 30, 2013	11.03	(0.09	)(g)	2.91	2.82	(1.01)

Class R5
September 9, 2016 (h) through June 30, 2017	13.75	(0.04)		3.35	3.31	(0.46)

Class R6
Year Ended June 30, 2017	12.80	(0.04)		4.43	4.39	(0.46)
Year Ended June 30, 2016	16.01	(0.03)		(2.14)	(2.17)	(1.04)
Year Ended June 30, 2015	15.23	(0.05	)(f)	1.95	1.90	(1.12)
Year Ended June 30, 2014	14.00	(0.06)		2.73	2.67	(1.44)
Year Ended June 30, 2013	11.85	—	(g)(i)	3.16	3.16	(1.01)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.09), $(0.13),$(0.07), $(0.05), $(0.12) and $(0.04) for Class A, Class C, Class I, Class L, Class R2 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been (0.80)%, (1.30)%, (0.54)%, (0.40)%, (1.04)% and (0.29)% for Class A, Class C, Class I, Class L, Class R2 and Class R6 Shares, respectively.
(h)	Commencement of offering of class of shares.
(i)	Amount rounds to less than $0.005.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$14.81	34.36%	$196,403	1.24%	(0.75)%		1.40%	42%
11.43	(14.17)	179,093	1.25	(0.77)		1.50	47
14.50	13.04	266,805	1.25	(0.82	)(f)	1.42	50
13.96	18.94	282,408	1.25	(0.86)		1.37	58
13.00	27.94	249,986	1.24	(0.50	)(g)	1.42	60

11.23	33.51	20,352	1.74	(1.25)		1.85	42
8.82	(14.50)	18,218	1.75	(1.27)		1.91	47
11.50	12.47	26,297	1.75	(1.32	)(f)	1.87	50
11.36	18.29	28,035	1.75	(1.36)		1.87	58
10.87	27.30	25,415	1.74	(1.00	)(g)	1.92	60

16.18	34.69	110,644	1.00	(0.50)		1.12	42
12.42	(13.92)	102,174	1.00	(0.52)		1.18	47
15.61	13.29	157,631	1.00	(0.57	)(f)	1.16	50
14.91	19.20	156,585	1.00	(0.62)		1.12	58
13.77	28.30	148,078	1.00	(0.25	)(g)	1.17	60

16.60	34.82	360,044	0.85	(0.35)		0.93	42
12.72	(13.76)	271,369	0.85	(0.35)		0.96	47
15.93	13.47	279,248	0.85	(0.42	)(f)	0.95	50
15.17	19.46	302,087	0.85	(0.46)		0.97	58
13.96	28.39	230,458	0.85	(0.11	)(g)	1.02	60

14.39	33.96	23,569	1.49	(1.00)		1.70	42
11.15	(14.34)	21,276	1.50	(1.01)		1.85	47
14.20	12.74	28,364	1.50	(1.07	)(f)	1.72	50
13.73	18.62	31,119	1.50	(1.11)		1.62	58
12.84	27.64	26,561	1.49	(0.75	)(g)	1.67	60

16.60	24.72	1,186	0.82	(0.31)		0.84	42

16.73	34.99	603,730	0.75	(0.25)		0.76	42
12.80	(13.69)	445,008	0.75	(0.25)		0.77	47
16.01	13.55	486,724	0.75	(0.31	)(f)	0.79	50
15.23	19.55	355,032	0.75	(0.36)		0.87	58
14.00	28.63	248,415	0.75	0.00	(g)(j)	0.92	60

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Value Fund
Class A
Year Ended June 30, 2017	$24.64	$0.11	(f)	$4.58	$4.69	$(0.13)	$(0.02)	$(0.15)
Year Ended June 30, 2016	26.65	0.17		(0.94)	(0.77)	(0.15)	(1.09)	(1.24)
Year Ended June 30, 2015	27.98	0.22		(0.01)	0.21	(0.20)	(1.34)	(1.54)
Year Ended June 30, 2014	23.77	0.12	(g)	4.87	4.99	(0.11)	(0.67)	(0.78)
Year Ended June 30, 2013	18.75	0.21	(h)	5.04	5.25	(0.23)	—	(0.23)

Class C
Year Ended June 30, 2017	20.82	(0.05	)(f)	3.87	3.82	(0.07)	(0.02)	(0.09)
Year Ended June 30, 2016	22.77	0.02		(0.82)	(0.80)	(0.06)	(1.09)	(1.15)
Year Ended June 30, 2015	24.19	0.05		(0.02)	0.03	(0.11)	(1.34)	(1.45)
Year Ended June 30, 2014	20.73	(0.03	)(g)	4.22	4.19	(0.06)	(0.67)	(0.73)
Year Ended June 30, 2013	16.40	0.06	(h)	4.41	4.47	(0.14)	—	(0.14)

Class I (formerly Select Class)
Year Ended June 30, 2017	25.97	0.20	(f)	4.81	5.01	(0.16)	(0.02)	(0.18)
Year Ended June 30, 2016	28.00	0.23		(0.97)	(0.74)	(0.20)	(1.09)	(1.29)
Year Ended June 30, 2015	29.31	0.31		(0.02)	0.29	(0.26)	(1.34)	(1.60)
Year Ended June 30, 2014	24.86	0.20	(g)	5.09	5.29	(0.17)	(0.67)	(0.84)
Year Ended June 30, 2013	19.58	0.26	(h)	5.29	5.55	(0.27)	—	(0.27)

Class R2
Year Ended June 30, 2017	24.48	0.04	(f)	4.53	4.57	(0.09)	(0.02)	(0.11)
Year Ended June 30, 2016	26.49	0.11		(0.94)	(0.83)	(0.09)	(1.09)	(1.18)
Year Ended June 30, 2015	27.83	0.16		(0.02)	0.14	(0.14)	(1.34)	(1.48)
Year Ended June 30, 2014	23.67	0.07	(g)	4.83	4.90	(0.07)	(0.67)	(0.74)
Year Ended June 30, 2013	18.68	0.15	(h)	5.03	5.18	(0.19)	—	(0.19)

Class R3
September 9, 2016 (i) through June 30, 2017	25.89	0.12	(f)	3.31	3.43	(0.16)	(0.02)	(0.18)

Class R4
September 9, 2016 (i) through June 30, 2017	27.30	0.18	(f)	3.49	3.67	(0.18)	(0.02)	(0.20)

Class R5
Year Ended June 30, 2017	25.97	0.23	(f)	4.81	5.04	(0.19)	(0.02)	(0.21)
Year Ended June 30, 2016	28.01	0.26		(0.98)	(0.72)	(0.23)	(1.09)	(1.32)
Year Ended June 30, 2015	29.31	0.34		(0.02)	0.32	(0.28)	(1.34)	(1.62)
Year Ended June 30, 2014	24.85	0.23	(g)	5.09	5.32	(0.19)	(0.67)	(0.86)
Year Ended June 30, 2013	19.58	0.29	(h)	5.27	5.56	(0.29)	—	(0.29)

Class R6
Year Ended June 30, 2017	25.99	0.27	(f)	4.82	5.09	(0.23)	(0.02)	(0.25)
Year Ended June 30, 2016	28.03	0.31		(1.00)	(0.69)	(0.26)	(1.09)	(1.35)
Year Ended June 30, 2015	29.33	0.37		(0.02)	0.35	(0.31)	(1.34)	(1.65)
Year Ended June 30, 2014	24.87	0.24	(g)	5.09	5.33	(0.20)	(0.67)	(0.87)
Year Ended June 30, 2013	19.59	0.29	(h)	5.29	5.58	(0.30)	—	(0.30)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.11, $(0.05), $0.18, $0.05, $0.22 and $0.23 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 0.41%, (0.20)%, 0.66%, 0.20%, 0.79% and 0.82% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$29.18	19.01%	$518,464	1.24%	0.39	%(f)	1.44%	41%
24.64	(2.54)	551,313	1.25	0.69		1.53	46
26.65	1.04	618,977	1.24	0.84		1.44	38
27.98	21.24	516,950	1.24	0.46	(g)	1.40	40
23.77	28.08	332,177	1.24	0.98	(h)	1.39	38

24.55	18.32	40,349	1.85	(0.21	)(f)	1.86	41
20.82	(3.12)	41,161	1.86	0.07		1.94	46
22.77	0.42	49,815	1.85	0.23		1.89	38
24.19	20.45	52,909	1.84	(0.15	)(g)	1.89	40
20.73	27.35	41,108	1.85	0.34	(h)	1.89	38

30.80	19.30	344,875	0.99	0.67	(f)	1.11	41
25.97	(2.28)	263,436	1.00	0.88		1.18	46
28.00	1.27	495,605	0.99	1.10		1.14	38
29.31	21.52	404,848	0.99	0.71	(g)	1.15	40
24.86	28.47	266,018	0.99	1.19	(h)	1.14	38

28.94	18.68	60,282	1.52	0.14	(f)	1.75	41
24.48	(2.78)	47,309	1.50	0.45		1.91	46
26.49	0.77	48,675	1.49	0.59		1.76	38
27.83	20.95	47,939	1.49	0.25	(g)	1.66	40
23.67	27.79	15,500	1.49	0.69	(h)	1.64	38

29.14	13.24	13,390	1.27	0.53	(f)	1.28	41

30.77	13.44	39	1.06	0.75	(f)	1.10	41

30.80	19.43	130,338	0.88	0.77	(f)	0.89	41
25.97	(2.21)	96,674	0.90	1.04		0.93	46
28.01	1.39	103,149	0.91	1.19		0.93	38
29.31	21.67	79,792	0.90	0.85	(g)	0.95	40
24.85	28.53	32,304	0.90	1.28	(h)	0.94	38

30.83	19.59	1,007,466	0.76	0.90	(f)	0.76	41
25.99	(2.07)	753,439	0.77	1.21		0.77	46
28.03	1.49	554,522	0.79	1.32		0.81	38
29.33	21.71	453,645	0.85	0.87	(g)	0.90	40
24.87	28.62	207,613	0.85	1.32	(h)	0.89	38

(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.12, $(0.01), $0.17, $0.06, $0.19 and $0.20 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 0.57%, (0.08)%, 0.77%, 0.27%, 0.86% and 0.89% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Small Company Fund
Class A
Year Ended June 30, 2017	$15.09	$—	(f)(g)	$3.02	$3.02	$(0.01)	$— (g)	$(0.01)
Year Ended June 30, 2016	16.96	0.02		(1.20)	(1.18)	(0.02)	(0.67)	(0.69)
Year Ended June 30, 2015	16.25	0.03		1.22	1.25	—	(0.54)	(0.54)
Year Ended June 30, 2014	13.17	(0.01	)(h)	3.39	3.38	(0.01)	(0.29)	(0.30)
Year Ended June 30, 2013	10.31	0.04	(i)	2.89	2.93	(0.07)	—	(0.07)

Class C
Year Ended June 30, 2017	14.57	(0.08	)(f)	2.91	2.83	—	— (g)	— (g)
Year Ended June 30, 2016	16.46	(0.05)		(1.17)	(1.22)	—	(0.67)	(0.67)
Year Ended June 30, 2015	15.86	(0.05)		1.19	1.14	—	(0.54)	(0.54)
Year Ended June 30, 2014	12.91	(0.08	)(h)	3.32	3.24	—	(0.29)	(0.29)
Year Ended June 30, 2013	10.14	(0.02	)(i)	2.83	2.81	(0.04)	—	(0.04)

Class I (formerly Select Class)
Year Ended June 30, 2017	15.40	0.04	(f)	3.08	3.12	(0.05)	— (g)	(0.05)
Year Ended June 30, 2016	17.29	0.06		(1.22)	(1.16)	(0.06)	(0.67)	(0.73)
Year Ended June 30, 2015	16.53	0.08		1.24	1.32	(0.02)	(0.54)	(0.56)
Year Ended June 30, 2014	13.37	0.03	(g)	3.45	3.48	(0.03)	(0.29)	(0.32)
Year Ended June 30, 2013	10.45	0.08	(h)	2.92	3.00	(0.08)	—	(0.08)

Class L (formerly Institutional Class)
Year Ended June 30, 2017	15.39	0.08	(f)	3.08	3.16	(0.09)	— (g)	(0.09)
Year Ended June 30, 2016	17.28	0.10		(1.24)	(1.14)	(0.08)	(0.67)	(0.75)
Year Ended June 30, 2015	16.51	0.11		1.24	1.35	(0.04)	(0.54)	(0.58)
Year Ended June 30, 2014	13.35	0.06	(h)	3.44	3.50	(0.05)	(0.29)	(0.34)
Year Ended June 30, 2013	10.43	0.10	(i)	2.92	3.02	(0.10)	—	(0.10)

Class R2
Year Ended June 30, 2017	14.88	(0.04	)(f)	2.97	2.93	—	— (g)	— (g)
Year Ended June 30, 2016	16.77	(0.01)		(1.19)	(1.20)	(0.02)	(0.67)	(0.69)
Year Ended June 30, 2015	16.12	(0.01)		1.20	1.19	—	(0.54)	(0.54)
Year Ended June 30, 2014	13.09	(0.05	)(h)	3.38	3.33	(0.01)	(0.29)	(0.30)
Year Ended June 30, 2013	10.25	(0.02	)(i)	2.90	2.88	(0.04)	—	(0.04)

Class R3
September 9, 2016(j) through June 30, 2017	16.02	0.04	(f)	2.04	2.08	(0.07)	— (g)	(0.07)

Class R4
September 9, 2016(j) through June 30, 2017	16.36	0.13	(f)	2.04	2.17	(0.09)	— (g)	(0.09)

Class R5
September 9, 2016(j) through June 30, 2017	16.35	0.07	(f)	2.13	2.20	(0.10)	— (g)	(0.10)

Class R6
Year Ended June 30, 2017	15.40	0.10	(f)	3.08	3.18	(0.10)	— (g)	(0.10)
Year Ended June 30, 2016	17.29	0.11		(1.23)	(1.12)	(0.10)	(0.67)	(0.77)
Year Ended June 30, 2015	16.52	0.12		1.24	1.36	(0.05)	(0.54)	(0.59)
Year Ended June 30, 2014	13.35	0.06	(h)	3.46	3.52	(0.06)	(0.29)	(0.35)
Year Ended June 30, 2013	10.43	0.11	(i)	2.91	3.02	(0.10)	—	(0.10)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$18.10	20.04%	$244,958	1.25%	(0.01	)%(f)	1.35%	53%
15.09	(6.86)	226,309	1.26	0.15		1.44	49
16.96	7.98	240,064	1.25	0.21		1.40	56
16.25	25.86	126,858	1.25	(0.08	)(h)	1.34	51
13.17	28.54	49,607	1.25	0.31	(i)	1.43	54

17.40	19.43	49,946	1.75	(0.51	)(f)	1.85	53
14.57	(7.35)	45,932	1.76	(0.34)		1.91	49
16.46	7.47	45,202	1.75	(0.28)		1.88	56
15.86	25.27	22,539	1.75	(0.57	)(h)	1.84	51
12.91	27.83	6,972	1.75	(0.18	)(i)	1.93	54

18.47	20.29	387,043	1.01	0.25	(f)	1.05	53
15.40	(6.63)	289,631	1.00	0.42		1.11	49
17.29	8.25	246,645	1.00	0.45		1.11	56
16.53	26.21	160,279	1.00	0.17	(h)	1.09	51
13.37	28.81	66,928	1.00	0.64	(i)	1.21	54

18.46	20.50	711,139	0.82	0.43	(f)	0.87	53
15.39	(6.48)	587,279	0.82	0.63		0.90	49
17.28	8.49	352,036	0.82	0.64		0.94	56
16.51	26.42	216,698	0.82	0.39	(h)	0.94	51
13.35	29.08	30,226	0.82	0.79	(i)	1.05	54

17.81	19.70	51,511	1.50	(0.24	)(f)	1.69	53
14.88	(7.09)	34,326	1.51	(0.05)		1.75	49
16.77	7.66	17,846	1.50	(0.04)		1.66	56
16.12	25.66	9,785	1.50	(0.32	)(h)	1.59	51
13.09	28.19	1,744	1.50	(0.20	)(i)	1.65	54

18.03	13.01	9,560	1.23	0.25	(f)	1.24	53

18.44	13.24	794	1.00	0.89	(f)	1.07	53

18.45	13.44	145	0.83	0.51	(f)	0.90	53

18.48	20.64	296,577	0.72	0.55	(f)	0.72	53
15.40	(6.39)	139,835	0.73	0.71		0.74	49
17.29	8.54	69,755	0.73	0.73		0.76	56
16.52	26.54	45,604	0.75	0.42	(h)	0.84	51
13.35	29.17	17,232	0.75	0.95	(i)	0.97	54

(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income(loss) per share would have been $(0.02), $(0.09), $0.02, $0.05, $(0.05), and $0.06 for Class A, Class C, Class I, Class L, Class R2 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been (0.12)%, (0.61)%, 0.13%, 0.34%, (0.36)% and 0.38% for Class A, Class C, Class I, Class L, Class R2 and Class R6 Class Shares, respectively.
(i)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.01), $(0.07), $0.03, $0.05, $(0.07) and $0.07 for Class A, Class C, Class I, Class L, Class R2 and Class R6 Class Shares, respectively, and the net investment income (loss) ratio would have been (0.08)%, (0.57)%, 0.25%, 0.41%, (0.58)% and 0.56% for Class A, Class C, Class I, Class L, Class R2 and Class R6 Shares, respectively.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Dynamic Small Cap Growth Fund	Class A, Class C and Class I*	JPM I	Diversified
Small Cap Core Fund	Class A, Class C, Class I**, Class R5*** and Class R6	JPM I	Diversified
Small Cap Equity Fund	Class A, Class C, Class I*, Class R2, Class R3****, Class R4****, Class R5 and Class R6	JPM I	Diversified
Small Cap Growth Fund	Class A, Class C, Class I*, Class L^, Class R2, Class R5^^ and Class R6	JPM II	Diversified
Small Cap Value Fund	Class A, Class C, Class I*, Class R2, Class R3****, Class R4****, Class R5 and Class R6	JPM II	Diversified
U.S. Small Company Fund	Class A, Class C, Class I*, Class L^, Class R2, Class R3****, Class R4****, Class R5^^ and Class R6	JPM I	Diversified

*	Effective April 3, 2017, Select Class was renamed Class I.
**	Select Class commenced operations on January 3, 2017 and was renamed Class I effective April 3, 2017 for Small Cap Core Fund.
***	Effective September 15, 2016, Select Class was renamed Class R5 for Small Cap Core Fund.
****	Class R3 and Class R4 commenced operations on September 9, 2016 for Small Cap Equity Fund, Small Cap Value Fund and U.S. Small Company Fund.
^	Effective December 1, 2016, Institutional Class was renamed Class L.
^^	Class R5 Shares commenced operations on September 9, 2016 for Small Cap Growth Fund and U.S. Small Company Fund.

The investment objectives of Dynamic Small Cap Growth Fund, Small Cap Core Fund and Small Cap Equity Fund are to seek capital growth over the long term.

The investment objective of Small Cap Growth Fund is to seek long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

The investment objective of Small Cap Value Fund is to seek long-term capital growth primarily by investing in equity securities of small-capitalization companies.

The investment objective of U.S. Small Company Fund is to seek to provide high total return from a portfolio of small company stocks.

All share classes of the Dynamic Small Cap Growth Fund are publicly offered only on a limited basis. Effective December 1, 2016 Class L Shares for the Small Cap Growth Fund and U.S. Small Company Fund were publicly offered on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in the Funds’ prospectuses. Effective as of the close of business on August 12, 2016 through September 14, 2016, Class R5 Shares of the Small Cap Core Fund were publicly offered only on a limited basis. Effective August 25, 2016, all share classes of the Small Cap Growth Fund were publicly offered.

Prior to November 16, 2015, and subsequent to December 30, 2016, all share classes of the Small Cap Equity Fund were publicly offered only on a limited basis. During the period November 16, 2015 through December 29, 2016, Small Cap Equity Fund was publicly offered.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency (through April 2, 2017), distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Effective April 3, 2017, sub-transfer agency and service fees were consolidated into a single service fee. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares will automatically convert to Class A Shares after ten years.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

76	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Investment Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Dynamic Small Cap Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$169,912	$—	$—		$169,912

Small Cap Core Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$214,645	$—	$—	(c)	$214,645

Appreciation in Other Financial Instruments
Futures Contracts	$12	$—	$—		$12

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

Small Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$6,305,979	$—	$—		$6,305,979

Small Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$1,345,712	$—	$—		$1,345,712

Small Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$2,106,240	$—	$—	(c)	$2,106,240

Depreciation in Other Financial Instruments
Futures Contracts	$(159)	$—	$—		$(159)

U.S. Small Company Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$1,747,575	$—	$—	(c)	$1,747,575

Depreciation in Other Financial Instruments
Futures Contracts	$(106)	$—	$—		$(106)

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for asset class specifics of portfolio holdings.
(b)	Portfolio holdings designated in level 1 and level 3 are disclosed individually on the SOIs. Level 3 consists of a warrant. Please refer to the SOIs for industry specifics of portfolio holdings.
(c)	Value is zero.

There were no transfers among any levels during the year ended June 30, 2017.

B. Futures Contracts — Small Cap Core Fund, Small Cap Value Fund and U.S. Small Company Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds buy futures contracts to invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/ depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

78	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2017 (amounts in thousands):

	Small Cap Core Fund	Small Cap Value Fund	U.S. Small Company Fund
Futures Contracts — Equity:
Average Notional Balance Long	$4,881	$54,432	$51,678
Ending Notional Balance Long	6,152	47,238	77,645

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses and sub-transfer agency fees were class-specific expenses up through April 2, 2017. Effective April 3, 2017, the Funds ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. Payments to financial intermediaries for sub-transfer agency services are made by JPMorgan Distribution Services, Inc. from the Shareholder Servicing Fee, which has been renamed as the Service Fee.

The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the year ended June 30, 2017 are as follows (amounts in thousands):

	Class A		Class C		Class I		Class L	Class R2	Class R3		Class R4		Class R5		Class R6	Total
Dynamic Small Cap Growth Fund
Transfer agency fees	$19		$2		$3		n/a	n/a	n/a		n/a		n/a		n/a	$24
Sub-transfer agency fees	51		60		41		n/a	n/a	n/a		n/a		n/a		n/a	152
Small Cap Core Fund
Transfer agency fees	—	(a)	—	(a)	—	(a)	n/a	n/a	n/a		n/a		$9		$3	12
Sub-transfer agency fees	—	(a)	—	(a)	—	(a)	n/a	n/a	n/a		n/a		123		—	123
Small Cap Equity Fund
Transfer agency fees	61		8		57		n/a	$2	$—	(a)	$—	(a)	23		9	160
Sub-transfer agency fees	1,024		106		1,388		n/a	20	—		—		501		—	3,039
Small Cap Growth Fund
Transfer agency fees	47		3		6		$5	1	n/a		n/a		—	(a)	5	67
Sub-transfer agency fees	218		14		115		191	40	n/a		n/a		—	(a)	—	578
Small Cap Value Fund
Transfer agency fees	326		6		11		n/a	43	1		—	(a)	5		18	410
Sub-transfer agency fees	689		38		312		n/a	89	—	(a)	—		68		—	1,196
U.S. Small Company Fund
Transfer agency fees	21		8		12		12	8	—	(a)	—	(a)	—	(a)	8	69
Sub-transfer agency fees	325		57		264		410	84	—	(a)	—		—		—	1,140

(a)	Amount rounds to less than 500.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2017, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for Small Cap Value Fund, which are generally declared and paid quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Dynamic Small Cap Growth Fund	$—	$1,247	$(1,247)
Small Cap Core Fund	(98)	55	43
Small Cap Equity Fund	122	(856)	734
Small Cap Growth Fund	(4,360)	4,182	178
Small Cap Value Fund	—	(886)	886
U.S. Small Company Fund	— (a)	(578)	578

(a)	Amount rounds to less than 500.

The reclassifications for the Funds relate primarily to net operating losses, tax equalization and investments in partnerships.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Dynamic Small Cap Growth Fund	0.65%
Small Cap Core Fund	0.65
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Value Fund	0.65
U.S. Small Company Fund	0.60

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2017, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “JPMDS”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. Class L, Class R4, Class R5, Class R6 and Class I Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Dynamic Small Cap Growth Fund	0.25%	0.75%	n/a	n/a
Small Cap Core Fund	0.25	0.75	n/a	n/a
Small Cap Equity Fund	0.25	0.75	0.50%	0.25%
Small Cap Growth Fund	0.25	0.75	0.50	n/a
Small Cap Value Fund	0.25	0.75	0.50	0.25
U.S. Small Company Fund	0.25	0.75	0.50	0.25

80	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

In addition, the JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2017, the JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Dynamic Small Cap Growth Fund	$1	$—
Small Cap Core Fund	2	—
Small Cap Equity Fund	193	2
Small Cap Growth Fund	49	—	(a)
Small Cap Value Fund	32	—	(a)
U.S. Small Company Fund	28	1

(a)	Amount rounds to less than 500.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the JPMDS under which the JPMDS provides certain support services to the shareholders. The Class R6 Shares do not charge a service fee. For performing these services, the JPMDS receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Dynamic Small Cap Growth Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	n/a	n/a
Small Cap Core Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10	%*
Small Cap Equity Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.10	**
Small Cap Growth Fund	0.25	0.25	0.25	0.10%	0.25	n/a	n/a	0.10	**
Small Cap Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10	**
U.S. Small Company Fund	0.25	0.25	0.25	0.10	0.25	0.25	0.25	0.10	**

*	Prior to April 3, 2017, the service fee for Class R5 Shares was 0.05% and prior to September 16, 2016, the service fee for Class R5 Shares was 0.25%.
**	Prior to April 3, 2017, the service fee for Class R5 Shares was 0.05%.

The JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2		Class R3	Class R4	Class R5	Class R6
Dynamic Small Cap Growth Fund	1.25%	1.75%	1.00%	n/a	n/a		n/a	n/a	n/a	n/a
Small Cap Core Fund	1.25	1.75	1.00	n/a	n/a		n/a	n/a	0.80%	0.75%
Small Cap Equity Fund	1.30	1.80	1.00	n/a	1.55%		1.25%	1.00%	0.80	0.75
Small Cap Growth Fund	1.25	1.75	1.00	0.85%	1.50		n/a	n/a	0.85	0.75
Small Cap Value Fund	1.25	1.86	1.00	n/a	1.61	*	1.36	1.11	0.91	0.86
U.S. Small Company Fund	1.26	1.76	1.01	0.83	1.51		1.26	1.01	0.86	0.76

*	For Class R2 Shares of Small Cap Value Fund, the Adviser, Administrator and/or JPMDS contractually waived fees and/or reimbursed the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceeded 1.50% of the Fund’s average daily net assets during the period July 1, 2016 through October 31, 2016. The contractual expense percentage in the table above is in place from November 1, 2016 until at least October 31, 2018. During the period November 1, 2016 through June 30, 2017, the Adviser, Administrator and/or JPMDS voluntarily waived fees and/or reimbursed the Fund to the extent that total annual operating expenses for Class R2 Shares exceeded 1.50%. The Fund’s service providers are under no obligation to continue the voluntary waivers and may discontinue them at any time.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2017. The contractual expense limitation percentages in the table above are in place until at least October 31, 2018 for Class R5 Shares of Small Cap Core Fund. For all other classes, the contractual expense limitation percentages in the table above are in place until at least October 31, 2017.

For the year ended June 30, 2017, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Dynamic Small Cap Growth Fund	$187	$98	$71	$356	$—
Small Cap Core Fund	282	146	132	560	34
Small Cap Equity Fund	279	186	2,623	3,088	60
Small Cap Growth Fund	96	63	622	781	19
Small Cap Value Fund	2	—	1,539	1,541	22
U.S. Small Company Fund	—	—	813	813	9

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2017 was as follows (amounts in thousands):

Dynamic Small Cap Growth Fund	$4
Small Cap Core Fund	9
Small Cap Equity Fund	420
Small Cap Growth Fund	34
Small Cap Value Fund	95
U.S. Small Company Fund	95

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2017, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended June 30, 2017, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Small Cap Core Fund	$—	(a)
Small Cap Equity Fund	—	(a)
Small Cap Value Fund	4
Small Cap Growth Fund	4

(a)	Amount rounds to less than 500.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

82	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

4. Investment Transactions

During the year ended June 30, 2017, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Dynamic Small Cap Growth Fund	$65,023	$97,943
Small Cap Core Fund	117,956	112,369
Small Cap Equity Fund	2,913,675	1,065,686
Small Cap Growth Fund	477,756	539,792
Small Cap Value Fund	808,555	781,766
U.S. Small Company Fund	956,143	834,696

During the year ended June 30, 2017, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2017 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dynamic Small Cap Growth Fund	$109,320	$63,215	$2,623	$60,592
Small Cap Core Fund	161,745	59,346	6,446	52,900
Small Cap Equity Fund	4,812,452	1,613,934	120,407	1,493,527
Small Cap Growth Fund	918,935	452,658	25,881	426,777
Small Cap Value Fund	1,691,077	526,787	111,624	415,163
U.S. Small Company Fund	1,510,716	330,935	94,076	236,859

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and non-taxable dividends.

The tax character of distributions paid during the year ended June 30, 2017 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distribution Paid
Dynamic Small Cap Growth Fund	$127	$23,121	$23,248
Small Cap Core Fund	599	17,778	18,377
Small Cap Equity Fund	22,582	132,624	155,206
Small Cap Growth Fund	—	36,600	36,600
Small Cap Value Fund	12,657	828	13,485
U.S. Small Company Fund	6,050	—	6,050

*	Short-term gains are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2016 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Dynamic Small Cap Growth Fund	$—	$55,844	$55,844
Small Cap Core Fund	16,109	58,576	74,685
Small Cap Equity Fund	37,477	167,869	205,346
Small Cap Growth Fund	—	84,696	84,696
Small Cap Value Fund	15,467	76,796	92,263
U.S. Small Company Fund	16,789	31,957	48,746

*	Short-term gains are treated as ordinary income for income tax purposes.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

As of June 30, 2017, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Dynamic Small Cap Growth Fund	$1,335	$9,658	$60,592
Small Cap Core Fund	1,313	14,076	52,900
Small Cap Equity Fund	72,306	193,737	1,493,527
Small Cap Growth Fund	—	40,759	426,777
Small Cap Value Fund	2,894	75,976	415,163
U.S. Small Company Fund	837	61,292	236,859

For the Funds, the cumulative timing differences primarily consist of late year ordinary loss deferrals, wash sale loss deferrals and non-taxable dividends.

At June 30, 2017, the Funds did not have any capital loss carryforwards.

Late year ordinary losses incurred after December 31 and net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2017, the following Funds deferred to July 1, 2017 late year ordinary losses of (amounts in thousands):

Late Year Ordinary Loss
Dynamic Small Cap Growth Fund	$647
Small Cap Growth Fund	2,706

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended June 30, 2017.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding.    If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective annualized rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended.

84	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

The Funds had no borrowings outstanding from Credit Facility at June 30, 2017. Average borrowings from the Credit Facility for, or at any time during the year ended June 30, 2017, were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Small Cap Equity Fund	$500	1.53%	1	$—	(a)

(a)	Amount rounds to less than 500.

7. Redemptions In-Kind

During the year ended June 30, 2016, certain shareholders sold their shares of Small Cap Core Fund and Small Cap Equity Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

December 18, 2015	Value		Realized Gains (Losses)	Type
Small Cap Core Fund — Class R5*	$530,784	**	$35,980	Redemption in-kind

March 18, 2016	Value		Realized Gains (Losses)	Type
Small Cap Equity Fund — Class A	$545,339	***	235,174	Redemption in-kind

*	Effective September 15, 2016, Class I was renamed Class R5 for Small Cap Core Fund.
**	This amount includes cash of approximately $16,676,000 associated with the redemptions in-kind.
***	This amount includes cash of approximately $26,463,000 associated with the redemptions in-kind.

8. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2017, the Funds had omnibus accounts which owned more than 10% of the Funds outstanding shares as follows:

	Number of Non-Affiliated Omnibus Accounts	% of the Fund
Dynamic Small Cap Growth Fund	3	57.5%
Small Cap Core Fund	2	29.1
Small Cap Equity Fund	3	12.2
U.S. Small Company Fund	6	29.2

As of June 30, 2017, the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the following Funds:

JPMorgan SmartRetirement Funds
Small Cap Growth Fund	29.8%
Small Cap Value Fund	17.6

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Because the Funds may invest a significant portion of their assets in REITs, the Funds may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

9. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and will require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X will apply to Funds’ fiscal year ends on or after August 1, 2017. At this time, management is currently evaluating the impact of the Regulation S-X amendments on the Funds’ financial statements and related disclosures. The adoption will have no effect on the Funds’ net assets or results of operations.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	85

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Dynamic Small Cap Growth Fund, JPMorgan Small Cap Core Fund, JPMorgan Small Cap Equity Fund, JPMorgan Small Cap Growth Fund, JPMorgan Small Cap Value Fund and JPMorgan U.S. Small Company Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Dynamic Small Cap Growth Fund, JPMorgan Small Cap Core Fund, JPMorgan Small Cap Equity Fund and JPMorgan U.S. Small Company Fund (each a separate series of JPMorgan Trust I) and JPMorgan Small Cap Growth Fund and JPMorgan Small Cap Value Fund (each a separate series of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) as of June 30, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

August 25, 2017

86	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	150	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	150	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	149	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	150	None

Raymond Kanner (1953); Trustee of the Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	149	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-17; Advisory Board Member, Betterment for Business (2016-present) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-present) (index creator); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	150	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	150	None

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	150	None

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	87

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	150	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	150	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	150	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-2015); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	150	Trustee, Wabash College (2000-present)

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	150	None

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (150 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

88	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)*	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986) Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	89

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2017, and continued to hold your shares at the end of the reporting period, June 30, 2017.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Dynamic Small Cap Growth Fund
Class A
Actual*	$1,000.00	$1,201.90	$6.82	1.25%
Hypothetical*	1,000.00	1,018.60	6.26	1.25
Class C
Actual*	1,000.00	1,198.90	9.54	1.75
Hypothetical*	1,000.00	1,016.12	8.75	1.75
Class I (formerly Select Class)
Actual*	1,000.00	1,203.60	5.46	1.00
Hypothetical*	1,000.00	1,019.84	5.01	1.00

Small Cap Core Fund
Class A
Actual**	1,000.00	1,046.20	6.29	1.24
Hypothetical*	1,000.00	1,018.65	6.21	1.24
Class C
Actual*	1,000.00	1,043.60	8.82	1.74
Hypothetical*	1,000.00	1,016.17	8.70	1.74
Class I (formerly Select Class)
Actual*	1,000.00	1,042.40	4.93	0.99
Hypothetical*	1,000.00	1,019.89	4.96	0.99
Class R5
Actual*	1,000.00	1,048.80	4.01	0.79
Hypothetical*	1,000.00	1,020.88	3.96	0.79
Class R6
Actual*	1,000.00	1,048.90	3.76	0.74
Hypothetical*	1,000.00	1,021.12	3.71	0.74

90	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Small Cap Equity Fund
Class A
Actual*	$1,000.00	$1,064.80	$6.60	1.29%
Hypothetical*	1,000.00	1,018.40	6.46	1.29
Class C
Actual*	1,000.00	1,062.20	9.15	1.79
Hypothetical*	1,000.00	1,015.92	8.95	1.79
Class I (formerly Select Class)
Actual*	1,000.00	1,066.70	5.07	0.99
Hypothetical*	1,000.00	1,019.89	4.96	0.99
Class R2
Actual*	1,000.00	1,063.90	7.83	1.53
Hypothetical*	1,000.00	1,017.21	7.65	1.53
Class R3
Actual*	1,000.00	1,065.40	6.35	1.24
Hypothetical*	1,000.00	1,018.65	6.21	1.24
Class R4
Actual*	1,000.00	1,066.50	5.07	0.99
Hypothetical*	1,000.00	1,019.89	4.96	0.99
Class R5
Actual*	1,000.00	1,067.70	4.05	0.79
Hypothetical*	1,000.00	1,020.88	3.96	0.79
Class R6
Actual*	1,000.00	1,067.90	3.79	0.74
Hypothetical*	1,000.00	1,021.12	3.71	0.74

Small Cap Growth Fund
Class A
Actual*	1,000.00	1,198.20	6.81	1.25
Hypothetical*	1,000.00	1,018.60	6.26	1.25
Class C
Actual*	1,000.00	1,194.70	9.47	1.74
Hypothetical*	1,000.00	1,016.17	8.70	1.74
Class I (formerly Select Class)
Actual*	1,000.00	1,200.30	5.46	1.00
Hypothetical*	1,000.00	1,019.84	5.01	1.00
Class L (formerly Institutional Class)
Actual*	1,000.00	1,201.20	4.64	0.85
Hypothetical*	1,000.00	1,020.58	4.26	0.85
Class R2
Actual*	1,000.00	1,197.20	8.12	1.49
Hypothetical*	1,000.00	1,017.41	7.45	1.49
Class R5
Actual*	1,000.00	1,201.20	4.53	0.83
Hypothetical*	1,000.00	1,020.68	4.16	0.83
Class R6
Actual*	1,000.00	1,201.00	4.09	0.75
Hypothetical*	1,000.00	1,021.08	3.76	0.75

Small Cap Value Fund
Class A
Actual*	1,000.00	974.00	6.07	1.24
Hypothetical*	1,000.00	1,018.65	6.21	1.24
Class C
Actual*	1,000.00	971.10	9.09	1.86
Hypothetical*	1,000.00	1,015.57	9.30	1.86

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	91

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Small Cap Value Fund (continued)
Class I (formerly Select Class)
Actual*	$1,000.00	$975.30	$4.85	0.99%
Hypothetical*	1,000.00	1,019.89	4.96	0.99
Class R2
Actual*	1,000.00	972.40	7.53	1.54
Hypothetical*	1,000.00	1,017.16	7.70	1.54
Class R3
Actual*	1,000.00	973.80	6.22	1.27
Hypothetical*	1,000.00	1,018.50	6.36	1.27
Class R4
Actual*	1,000.00	974.80	5.34	1.09
Hypothetical*	1,000.00	1,019.39	5.46	1.09
Class R5
Actual*	1,000.00	975.60	4.26	0.87
Hypothetical*	1,000.00	1,020.48	4.36	0.87
Class R6
Actual*	1,000.00	976.20	3.72	0.76
Hypothetical*	1,000.00	1,021.03	3.81	0.76

U.S. Small Company Fund
Class A
Actual*	1,000.00	1,006.70	6.27	1.26
Hypothetical*	1,000.00	1,018.55	6.31	1.26
Class C
Actual*	1,000.00	1,004.00	8.75	1.76
Hypothetical*	1,000.00	1,016.07	8.80	1.76
Class I (formerly Select Class)
Actual*	1,000.00	1,007.60	5.03	1.01
Hypothetical*	1,000.00	1,019.79	5.06	1.01
Class L (formerly Institutional Class)
Actual*	1,000.00	1,008.70	4.08	0.82
Hypothetical*	1,000.00	1,020.73	4.11	0.82
Class R2
Actual*	1,000.00	1,005.10	7.51	1.51
Hypothetical*	1,000.00	1,017.31	7.55	1.51
Class R3
Actual*	1,000.00	1,006.10	6.17	1.24
Hypothetical*	1,000.00	1,018.65	6.21	1.24
Class R4
Actual*	1,000.00	1,007.70	5.03	1.01
Hypothetical*	1,000.00	1,019.79	5.06	1.01
Class R5
Actual*	1,000.00	1,008.70	4.23	0.85
Hypothetical*	1,000.00	1,020.58	4.26	0.85
Class R6
Actual*	1,000.00	1,009.30	3.59	0.72
Hypothetical*	1,000.00	1,021.22	3.61	0.72

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Expense is equal to the Class’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 178/365 (to reflect the actual period). Commencement of operations was January 3, 2017.

92	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2017

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2017. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2017. The information necessary to complete your income tax returns for the calendar year ending December 31, 2017 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended June 30, 2017:

Dividends Received Deduction
Dynamic Small Cap Growth Fund	49.40%
Small Cap Core Fund	100.00
Small Cap Equity Fund	88.31
Small Cap Value Fund	100.00
U.S. Small Company Fund	100.00

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2017 (amounts in thousands):

Long-Term Capital Gain Distribution
Dynamic Small Cap Growth Fund	$23,121
Small Cap Core Fund	17,778
Small Cap Equity Fund	132,624
Small Cap Growth Fund	36,600
Small Cap Value Fund	828

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2017 (amounts in thousands):

Qualified Dividend Income
Dynamic Small Cap Growth Fund	$128
Small Cap Core Fund	599
Small Cap Equity Fund	22,582
Small Cap Value Fund	12,657
U.S. Small Company Fund	6,050

JUNE 30, 2017	J.P. MORGAN SMALL CAP FUNDS	93

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. June 2017.	AN-SC-617

Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

June 30, 2017

JPMorgan Growth Advantage Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Value Advantage Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

August 4, 2017 (Unaudited)

Dear Shareholder,

The current U.S. economic expansion entered its eighth year in 2017 and growth in developed and emerging market economies grew more synchronized even as U.S. growth showed some signs of easing. Global financial markets generally benefitted from steady economic growth amid an environment of low inflation, low volatility and rising corporate profits.

“In the U.S., the continued economic expansion, muted inflation, corporate earnings growth and historically low volatility in financial markets helped to drive key equity market indexes to multiple record closing highs throughout the past twelve months.”

While economic growth in the U.S. and China largely drove the global recovery throughout 2016, by June 2017 the world’s other leading economies had picked up sufficiently enough for the Organization for Economic Co-operation and Development to forecast global growth at 3.5% in 2017 and 3.6% in 2018.

U.S. gross domestic product (GDP) growth slowed to 1.2% in the first quarter of 2017 from 2.5% and 3.5% growth in the fourth quarter and third quarters of 2016, respectively. Meanwhile, the U.S. unemployment rate continued its downward trend throughout the past twelve months, dropping to 4.4% in June 2017 from 4.9% one year earlier. In response to these numbers, along with nascent signs of price inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates in December 2016 and again in June 2017 and signaled it would raise rates once more before the end of the year. Further, Fed Chairwoman Janet Yellen indicated she was prepared to begin partially unwinding the central bank’s $4.5 trillion balance sheet in assets purchased through its quantitative easing program. An increase in consumer spending helped second-quarter 2017 GDP climb by 2.6% from a year earlier.

Notably, by mid-2017 domestic price inflation had dropped below the Fed’s target of 2% growth and wage growth was below many economists’ expectations, the latter despite an environment of essentially full employment for U.S. workers. These trends — and the Fed’s acknowledgment of them — provided some near-term uncertainty about the central bank’s commitment to tightening monetary policy.

Throughout the twelve months ended June 30, 2017, global oil prices remained a key focal point for policy makers, economists and investors. Global crude prices reached 15-month highs in October 2016 and received further support from the Organization of Petroleum Exporting Countries’ December 2016 decision to curb production. However, continued oversupply of crude and natural gas, partly due to continued U.S. production, pushed the price of a barrel of benchmark West Texas Intermediate crude oil down to $46 by the end of June 2017.

Meanwhile, the leading economies of Europe continued to strengthen from what had been an anemic expansion. Annualized GDP for the 19 core euro area nations rose 1.9% in the first quarter of 2017 and 2.1% in the second quarter. The June 2017 aggregate unemployment rate for those nations fell to 9.1%, its lowest level since March 2009. Also, in separate elections in 2017, voters in the Netherlands and France largely rejected populist campaigns espousing policies to limit free trade and immigration. The election results provided another boost to global equity prices.

In the U.S., the continued economic expansion, muted inflation, corporate earnings growth and historically low volatility in financial markets helped to drive key equity market indexes to multiple record closing highs throughout the past twelve months. U.S. investors appeared to shrug off intermittent political and policy dramas emanating from Washington, D.C. and extended the run-up in U.S. equity prices into its eighth consecutive year — one of the longest on record.

Over the twelve month period, U.S. and foreign markets largely rewarded those who remained fully invested in financial markets and we believe the fundamental virtues of patience and diversification remain essential to prudent investment strategy.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management & Institutional,

J.P. Morgan Asset Management

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	1

J.P. Morgan Mid Cap/Multi-Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

Overall, U.S. equity markets provided positive returns and key stock market indexes reached multiple record highs throughout the twelve month reporting period. Steady global economic growth, continued low inflation and strong corporate earnings all served to support equity prices, both in the U.S. and elsewhere.

While U.S. equity prices rose throughout most of 2016, they experienced a sustained rally following the November 8, 2016 election amid investor expectations for increased infrastructure spending and tax cuts under the incoming Trump administration and Republican Party majorities in the U.S. Congress. Even as those expectations faded, U.S. equity prices continued to climb.

In February 2017, the Standard & Poor’s 500 Index (the “S&P 500”) reached nine new closing highs and the Dow Jones Industrial Average (the “DJIA”) closed at new highs for 12 consecutive days, matching a record set in 1987. The following month, the S&P 500 crossed 2,400 points in intraday trading for the first time and the DJIA crossed 21,000 points for the first time. While the rally in U.S. equities stalled in April 2017, record high U.S. corporate operating earnings rekindled the rise in stock prices and the S&P 500 posted seven new closing highs in May 2017 and four new closing highs in June 2017.

Importantly, U.S. financial market volatility remained historically low throughout the reporting period, with a brief spike ahead of the November 2016 election. By the end of June 2017, the CBOE Volatility Index, which measures S&P 500 options to gauge market expectations of near-term volatility, stood at roughly half of its historical average.

Overall, small capitalization stocks generally outperformed mid cap and large cap stocks, while growth stocks generally outperformed value stocks. For the twelve months ended June 30, 2017, the Russell Midcap Index returned 16.48%.

2	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

JPMorgan Growth Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	24.48%
Russell 3000 Growth Index	20.72%

Net Assets as of 6/30/2017 (In Thousands)	$7,097,910

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 3000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2017. The Fund’s security selection in the financials sector and its overweight position and security selection in the technology sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the materials & processing sector and its underweight position and security selection in the producer durables sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Arista Networks Inc., Kite Pharma Inc. and Wayfair Inc. Shares of Arista Networks, a maker of computer networking technology, rose as the company reported four consecutive quarters of earnings growth. Shares of Kite Pharma, a maker of anti-cancer treatments, rose on positive results from drug trials. Shares of Wayfair, an online retailer of home furniture, rose after the company reported better-than-expected earnings and raised its earnings forecast.

Leading individual detractors from relative performance included the Fund’s underweight position in Apple Inc. and its overweight positions in Acuity Brands Inc. and Dollar General Corp. Shares of Apple, a maker of smartphones, computers and related devices, rose after the company posted earnings growth on better-than-expected sales and pricing for its iPhones. Shares of Acuity Brands, a maker of lighting and building management systems, fell after the company reported lower-than-expected earnings. Shares of Dollar General, a discount retail chain, fell after the company reported lower-than-expected sales and a slump in earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Alphabet, Inc., Class C	6.2%
2.	Apple, Inc.	4.8
3.	Amazon.com, Inc.	4.2
4.	Facebook, Inc., Class A	3.8
5.	UnitedHealth Group, Inc.	3.3
6.	Waste Connections, Inc., (Canada)	2.7
7.	Mohawk Industries, Inc.	2.3
8.	Microsoft Corp.	2.2
9.	Electronic Arts, Inc.	2.0
10.	Charles Schwab Corp. (The)	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	41.0%
Consumer Discretionary	15.5
Health Care	14.3
Industrials	13.7
Financials	7.5
Materials	1.7
Energy	1.3
Real Estate	1.0
Consumer Staples	0.6
Short-Term Investment	3.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	3

JPMorgan Growth Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	October 29, 1999
With Sales Charge*		17.94%	15.26%	8.96%
Without Sales Charge		24.48	16.52	9.55
CLASS C SHARES	May 1, 2006
With CDSC**		22.86	15.94	8.99
Without CDSC		23.86	15.94	8.99
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	May 1, 2006	24.75	16.74	9.77
CLASS R3 SHARES	May 31, 2017	24.47	16.52	9.58
CLASS R4 SHARES	May 31, 2017	24.76	16.80	9.84
CLASS R5 SHARES	January 8, 2009	24.93	16.98	9.95
CLASS R6 SHARES	December 23, 2013	25.07	17.07	9.99

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07/ TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares.

Returns for Class R4 and Class R5 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares from January 8, 2009 to December 22, 2013 and Class I Shares prior to January 8, 2009. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares and Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from June 30, 2007 to June 30,

2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)(1)*	16.99%
Russell Midcap Index	16.48%

Net Assets as of 6/30/2017 (In Thousands)	$2,808,478

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell Midcap Index (the “Benchmark”) for the twelve months ended June 30, 2017. The Fund’s security selection in the financials sector and its overweight position in the technology sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the producer durables and materials & processing sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Kite Pharma, Arista Networks Inc. and Waste Connections Inc. Shares of Kite Pharma, a maker of anti-cancer treatments that was not held in the Benchmark, rose on positive results from drug trials. Shares of Arista Networks, a maker of computer networking technology, rose as the company reported four consecutive quarters of earnings growth. Shares of Waste Connections, a municipal waste processor not held in the Benchmark, rose after the company reported better-than-expected results.

Leading individual detractors from relative performance included the Fund’s overweight positions in EQT Corp., Kroger Co. and Dollar General Corp. Shares of EQT, a natural gas producer, fell amid weakness in natural prices and after the company announced its $6.7 billion takeover offer for Rice Energy Inc. Shares of Kroger, a supermarket chain not held in the Benchmark, fell amid investor expectations that Amazon.com Inc.’s acquisition of Whole Foods Market Inc. would hurt Kroger’s sales and profit margins. Shares of Dollar General, a discount retail chain, fell in the early part of 2017 after the company reported lower-than-expected sales and a slump in earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Mohawk Industries, Inc	2.3%
2.	Waste Connections, Inc., (Canada)	1.6
3.	Amphenol Corp., Class A	1.5
4.	Hilton Worldwide Holdings, Inc	1.3
5.	Fortune Brands Home & Security, Inc	1.3
6.	Humana, Inc	1.0
7.	CBRE Group, Inc., Class A	1.0
8.	First Republic Bank	1.0
9.	EQT Corp	0.9
10.	Loews Corp	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	18.6%
Consumer Discretionary	17.6
Financials	15.5
Industrials	13.6
Health Care	9.4
Real Estate	5.7
Utilities	4.2
Energy	4.0
Consumer Staples	3.6
Materials	3.6
Short-Term Investment	4.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.
(1)	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	5

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 2009
With Sales Charge*		10.46%	13.10%	7.25%
Without Sales Charge		16.59	14.33	7.83
CLASS C SHARES	November 2, 2009
With CDSC**		15.01	13.76	7.42
Without CDSC		16.01	13.76	7.42
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	January 1, 1997	16.99	14.73	8.12
CLASS R2 SHARES	March 14, 2014	16.30	14.14	7.74
CLASS R5 SHARES	March 14, 2014	17.11	14.81	8.15
CLASS R6 SHARES	March 14, 2014	17.18	14.85	8.17

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Class I Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares from November 2, 2009 to March 13, 2014 and Class I Shares prior to November 2, 2009. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A and Class I Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of JPMorgan Mid Cap Equity Fund, the Russell Midcap Index, the Lipper Multi-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index from June 30, 2007 to June 30, 2017 . The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index are indices based on total returns of certain mutual funds within the mid cap fund categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)(1)*	19.89%
Russell Midcap Growth Index	17.05%

Net Assets as of 6/30/2017 (In Thousands)	$3,088,278

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell Midcap Growth Index (the “Benchmark”) for the twelve months ended June 30, 2017. The Fund’s overweight position and security selection in the technology sector and its security selection in the consumer discretionary sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the health care and materials & process sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Kite Pharma Inc., Arista Networks Inc. and East West Bancorp Inc. Shares of Kite Pharma, a maker of anti-cancer treatments that was not held in the Benchmark, rose on positive results from drug trials. Shares of Arista Networks, a maker of computer networking technology, rose as the company reported four consecutive quarters of earnings growth. Shares of East West Bancorp, a California regional bank, rose on investor expectations for rising interest rates in the U.S.

Leading individual detractors from relative performance included the Fund’s overweight positions in Range Resources Corp., Acuity Brands Inc. and Dollar General Corp. Shares of Range Resources, a natural gas producer that was not held in the Benchmark, fell amid a decline in global gas prices in the second half of the reporting period. Shares of Acuity Brands, a maker of lighting and building management systems, fell after the company reported lower-than-expected earnings. Shares of Dollar General, a discount retail chain, fell after the company reported lower-than-expected sales and a slump in earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Waste Connections, Inc., (Canada)	3.1%
2.	Mohawk Industries, Inc.	2.7
3.	Amphenol Corp., Class A	1.9
4.	Global Payments, Inc.	1.7
5.	Gartner, Inc.	1.7
6.	Concho Resources, Inc.	1.6
7.	Hilton Worldwide Holdings, Inc.	1.6
8.	Electronic Arts, Inc.	1.6
9.	Lennox International, Inc.	1.6
10.	Southwest Airlines Co.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	27.6%
Industrials	19.7
Consumer Discretionary	18.1
Health Care	13.6
Financials	9.5
Materials	2.5
Energy	2.1
Real Estate	1.3
Consumer Staples	1.1
Short-Term Investment	4.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30 2017. The Fund’s portfolio composition is subject to change.
(1)	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	7

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge*		13.24%	13.51%	7.19%
Without Sales Charge		19.52	14.74	7.77
CLASS C SHARES	November 4, 1997
With CDSC**		17.87	14.16	7.20
Without CDSC		18.87	14.16	7.20
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	March 2, 1989	19.89	15.10	8.10
CLASS R2 SHARES	June 19, 2009	19.30	14.55	7.60
CLASS R3 SHARES	September 9, 2016	19.51	14.74	7.77
CLASS R4 SHARES	September 9, 2016	19.83	15.03	8.05
CLASS R5 SHARES	November 1, 2011	20.06	15.26	8.19
CLASS R6 SHARES	November 1, 2011	20.11	15.31	8.22

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2, Class R3, Class R4, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. Prior performance for Class R2, Class R3 and Class R4 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Mid Cap Growth Fund, the Russell Midcap Growth Index, the Lipper Mid-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index from June 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index are indices based on total returns of certain mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)(1)*	14.39%
Russell Midcap Value Index	15.93%

Net Assets as of 6/30/2017 (In Thousands)	$18,403,012

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the Russell Midcap Value Index (the “Benchmark”) for the twelve months ended June 30, 2017. The Fund’s security selection and underweight position in the industrials sector and its security selection and overweight position in the consumer staples sector were leading detractors from performance relative to the Benchmark. The Fund’s underweight position in the energy sector and its overweight position in the financials sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in AutoZone Inc., Kroger Co. and EQT Corp. Shares of AutoZone, an auto parts retailer and distributor, fell after the company reported lower-than-expected earnings and sales. Shares of Kroger, a supermarket chain not held in the Benchmark, fell amid investor expectations that Amazon.com Inc.’s acquisition of Whole Foods Market Inc. would hurt Kroger’s sales and profit margins. Shares of EQT, a natural gas producer, fell amid weakness in natural gas prices and after the company announced its $6.7 billion takeover offer for Rice Energy Inc.

Leading individual contributors to relative performance included the Fund’s overweight positions in WestRock Co., Humana Inc. and Best Buy Inc. Shares of WestRock, a paper and packaging manufacturer, rose after the company reported better-than-expected earnings and sales growth. Shares of Humana, a health insurance company not held in the Benchmark, rose after it agreed to terminate its proposed merger with Aetna Inc. Shares of Best Buy, a consumer electronics retail chain, rose after the company reported better-than-expected sales growth.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Mohawk Industries, Inc.	2.0%
2.	Loews Corp.	1.8
3.	Energen Corp.	1.8
4.	EQT Corp.	1.7
5.	M&T Bank Corp.	1.7
6.	Expedia, Inc.	1.6
7.	Ball Corp.	1.5
8.	Xcel Energy, Inc.	1.5
9.	CMS Energy Corp.	1.5
10.	Newell Brands, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Financials	22.1%
Consumer Discretionary	17.0
Real Estate	9.7
Information Technology	9.4
Utilities	8.6
Industrials	7.5
Consumer Staples	5.9
Energy	5.6
Health Care	5.2
Materials	4.7
Short-Term Investment	4.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.
(1)	On December 1, 2016, the Fund’s Institutional Class Shares were renamed Class L Shares.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	9

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
With Sales Charge*		7.86%	12.76%	7.25%
Without Sales Charge		13.83	13.99	7.83
CLASS C SHARES	April 30, 2001
With CDSC**		12.24	13.41	7.28
Without CDSC		13.24	13.41	7.28
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	October 31, 2001	14.12	14.27	8.10
CLASS L SHARES (FORMERLY INSTITUTIONAL SHARES)	November 13, 1997	14.39	14.55	8.37
CLASS R2 SHARES	November 3, 2008	13.53	13.69	7.59
CLASS R3 SHARES	September 9, 2016	13.85	13.99	7.83
CLASS R4 SHARES	September 9, 2016	14.09	14.26	8.10
CLASS R5 SHARES	September 9, 2016	14.34	14.54	8.36
CLASS R6 SHARES	September 9, 2016	14.41	14.55	8.37

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns of Class R2 and Class R3 Shares would have been lower than those shown because Class R2 and Class R3 Shares have higher expenses than Class A Shares.

Returns for the Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower because Class R4 Shares have higher expenses than Class I Shares.

Returns for the Class R5 and R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Class L Shares. The actual returns for Class R6 Shares would have been similar to those shown because Class R6 Shares have similar expenses to Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Mid Cap Value Fund, the Russell Midcap Value Index, the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index from June 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index are indices based on total returns of certain mutual funds within the mid cap and multi cap fund categories, respectively, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)(1)*	0.99%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.49%

Net Assets as of 6/30/17 (In Thousands)	$124,385

INVESTMENT OBJECTIVE**

The JPMorgan Multi-Cap Market Neutral Fund (the “Fund”) seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Benchmark”) for the twelve months ended June 30, 2017. U.S. equity securities, which were not included in the Benchmark, generally outperformed U.S. Treasury bonds during the reporting period. The Fund’s overall security selection in the industrials and materials sectors helped the Fund’s performance relative to the Benchmark, while the Fund’s overall security selection in the energy and consumer discretionary sectors detracted from relative performance.

Leading individual contributors to Fund returns included its short positions in Under Armour Inc. and Frontier Communications Corp. and its long position in Best Buy Co. Shares of Under Armour, an athletics apparel maker, fell after the company posted a quarterly loss. Shares of Frontier Communications, a provider of voice, data and video services, fell after the company reduced its quarterly dividend and reported lower-than-expected earnings. Shares of Best Buy, a consumer electronics retail chain, rose after the company reported better-than-expected sales growth.

Leading individual detractors from Fund returns included its short positions in Tesla Inc., Sprint Corp. and Wayfair Inc. Shares of Tesla, a maker of electric cars, rose on continued strong demand for its automobiles. Shares of Sprint, a telecommunications provider, rose on news reports that the company was engaged in merger negotiations. Shares of Wayfair, an online retailer of home furniture, rose after the company reported better-than-expected earnings and raised its earnings forecast.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share. Companies that ranked lowest based on these factors were selected by the Fund’s portfolio managers for possible short sales.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Restaurant Brands International, Inc., (Canada)	1.2%
2.	Amgen, Inc.	1.1
3.	Gilead Sciences, Inc.	1.1
4.	Landstar System, Inc.	1.1
5.	Allergan plc	1.1
6.	Huntsman Corp.	1.1
7.	ManpowerGroup, Inc.	1.1
8.	Regal Beloit Corp.	1.1
9.	Sirius XM Holdings, Inc.	1.1
10.	International Business Machines Corp.	1.0

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	AMERCO	1.4%
2.	NIKE, Inc., Class B	1.3
3.	Sempra Energy .	1.3
4.	Acuity Brands, Inc.	1.3
5.	Ball Corp.	1.3
6.	Bristol-Myers Squibb Co.	1.2
7.	Zoetis, Inc.	1.2
8.	People’s United Financial, Inc.	1.2
9.	DexCom, Inc.	1.2
10.	Envision Healthcare Corp.	1.2

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	11

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	22.2%
Industrials .	17.1
Consumer Discretionary	14.3
Health Care	12.8
Consumer Staples	5.5
Financials	5.5
Materials	4.4
Utilities	4.0
Real Estate	1.6
Energy	1.5
Telecommunication Services	0.3
Short-Term Investment	10.8

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	24.8%
Industrials	19.6
Consumer Discretionary	16.1
Health Care	14.5
Financials	7.0
Consumer Staples	5.6
Materials	5.1
Utilities	3.8
Real Estate	1.7
Energy	1.2
Telecommunication Services	0.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.
(1)	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.

12	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 23, 2003
With Sales Charge*		(4.59)%	(0.51)%	(1.20)%
Without Sales Charge		0.71	0.57	(0.66)
CLASS C SHARES	May 23, 2003
With CDSC**		(0.78)	0.02	(1.31)
Without CDSC		0.22	0.02	(1.31)
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	May 23, 2003	0.99	0.82	(0.42)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Multi-Cap Market Neutral Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Alternative Equity Market Neutral Funds Index from June 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Equity Market Neutral Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA

Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The Lipper Alternative Equity Market Neutral Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	13

JPMorgan Value Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)(1)*	18.17%
Russell 3000 Value Index	16.21%

Net Assets as of 6/30/2017 (In Thousands)	$11,058,026

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the Russell 3000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2017. The Fund’s underweight position and security selection in the energy sector and its overweight position in the financials sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the consumer staples sector and its underweight position in the information technology sector were leading detractors from relative performance.

Leading individual contributors to performance relative to the Benchmark included the Fund’s underweight positions in General Electric Co. and Berkshire Hathaway Inc. and its overweight position in Delta Air Lines Inc. Shares of General Electric, an industrial conglomerate not held in the Fund, fell amid investor concerns about the company’s strategic direction under a new chief executive. Shares of Berkshire Hathaway, an investment management company that was not held by the Fund, fell after the company reported lower earnings. Shares of Delta Air Lines, an airline operator, rose after the company raised its annual dividend, unveiled a $5 billion stock repurchase program and forecast profit margin expansion.

Leading individual detractors from relative performance included the Fund’s overweight positions in AutoZone Inc., Loews Corp. and Kroger Co. Shares of AutoZone, an auto parts retailer and distributor, fell after the company reported lower-than-expected earnings and sales. Shares of Loews, an investment management company, fell as the company underperformed its peers and announced a $1.2 billion purchase of Consolidated Container Co. Shares of Kroger, a supermarket chain, fell amid investor expectations that Amazon.com Inc.’s acquisition of Whole Foods Market Inc. would hurt Kroger’s sales and profit margins.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in the portfolio managers’

view, significant levels of free cash flow. During the reporting period, the Fund’s largest average overweight position remained the consumer discretionary sector, where the Fund’s portfolio managers found what they believed to be compelling investment opportunities. The Fund’s largest average underweight position was in the energy sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	3.5%
2.	Bank of America Corp.	2.6
3.	Pfizer, Inc.	2.3
4.	Capital One Financial Corp.	2.1
5.	Exxon Mobil Corp.	1.9
6.	Delta Air Lines, Inc.	1.9
7.	Loews Corp.	1.8
8.	Johnson & Johnson	1.7
9.	American International Group, Inc.	1.5
10.	PNC Financial Services Group, Inc. (The)	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Financials	30.6%
Consumer Discretionary	14.4
Health Care	9.8
Energy	7.4
Information Technology	6.6
Industrials	6.4
Consumer Staples	6.2
Real Estate	5.5
Utilities	5.3
Materials	3.9
Telecommunication Services	0.7
Short-Term Investment	3.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.
(1)	On December 1, 2016, the Fund’s Institutional Class Shares were renamed Class L Shares.

14	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2005
With Sales Charge*		11.42%	11.96%	6.88%
Without Sales Charge		17.60	13.18	7.45
CLASS C SHARES	February 28, 2005
With CDSC**		15.98	12.61	6.92
Without CDSC		16.98	12.61	6.92
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	February 28, 2005	17.89	13.45	7.72
CLASS L SHARES (FORMERLY INSTITUTIONAL SHARES)	February 28, 2005	18.17	13.74	8.00
CLASS R3 SHARES	September 9, 2016	17.55	13.17	7.45
CLASS R4 SHARES	September 9, 2016	17.90	13.46	7.72
CLASS R5 SHARES	September 9, 2016	18.10	13.73	7.99
CLASS R6 SHARES	September 9, 2016	18.15	13.74	8.00

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares.

Returns for the Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower because Class R4 Shares have higher expenses than Class I Shares.

Returns for the Class R5 and R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Class L Shares. The actual returns for Class R6 Shares would have been similar to those shown because Class R6 Shares have similar expenses to Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from June 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all divi-

dends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	15

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.3%
	Consumer Discretionary — 15.6%
	Automobiles — 0.7%
142	Tesla, Inc. (a)	51,276

	Distributors — 0.8%
1,721	LKQ Corp. (a)	56,707

	Hotels, Restaurants & Leisure — 3.4%
1,121	Hilton Grand Vacations, Inc. (a)	40,436
1,261	Hilton Worldwide Holdings, Inc.	78,001
1,018	Norwegian Cruise Line Holdings Ltd. (a)	55,251
1,142	Starbucks Corp.	66,613

		240,301

	Household Durables — 2.3%
675	Mohawk Industries, Inc. (a)	163,117

	Internet & Direct Marketing Retail — 7.6%
312	Amazon.com, Inc. (a)	302,210
427	Netflix, Inc. (a)	63,813
66	Priceline Group, Inc. (The) (a)	123,454
617	Wayfair, Inc., Class A (a)	47,466

		536,943

	Multiline Retail — 0.2%
327	Nordstrom, Inc.	15,616

	Specialty Retail — 0.6%
143	Ulta Beauty, Inc. (a)	41,090

	Total Consumer Discretionary	1,105,050

	Consumer Staples — 0.6%
	Beverages — 0.6%
828	Monster Beverage Corp. (a)	41,120

	Energy — 1.3%
	Oil, Gas & Consumable Fuels — 1.3%
415	Concho Resources, Inc. (a)	50,459
479	EOG Resources, Inc.	43,359

	Total Energy	93,818

	Financials — 7.5%
	Banks — 2.3%
684	Comerica, Inc.	50,089
1,182	East West Bancorp, Inc.	69,241
480	First Republic Bank	48,068

		167,398

	Capital Markets — 5.2%
149	BlackRock, Inc.	62,812
3,093	Charles Schwab Corp. (The)	132,880
682	Lazard Ltd., Class A	31,601
628	Nasdaq, Inc.	44,889

SHARES	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — continued
654	S&P Global, Inc.	95,521

		367,703

	Total Financials	535,101

	Health Care — 14.5%
	Biotechnology — 4.3%
1,354	Exact Sciences Corp. (a)	47,898
859	Gilead Sciences, Inc.	60,793
691	Kite Pharma, Inc. (a)	71,678
193	Sage Therapeutics, Inc. (a)	15,394
531	Spark Therapeutics, Inc. (a)	31,734
580	Vertex Pharmaceuticals, Inc. (a)	74,770

		302,267

	Health Care Equipment & Supplies — 0.5%
40	Intuitive Surgical, Inc. (a)	37,041

	Health Care Providers & Services — 6.0%
1,924	Acadia Healthcare Co., Inc. (a)	95,022
315	Humana, Inc.	75,795
659	Teladoc, Inc. (a)	22,857
1,263	UnitedHealth Group, Inc.	234,186

		427,860

	Health Care Technology — 1.2%
1,699	Evolent Health, Inc., Class A (a)	43,064
704	Veeva Systems, Inc., Class A (a)	43,150

		86,214

	Life Sciences Tools & Services — 0.9%
341	Illumina, Inc. (a)	59,188

	Pharmaceuticals — 1.6%
425	Jazz Pharmaceuticals plc (a)	66,134
990	Revance Therapeutics, Inc. (a)	26,144
4,052	TherapeuticsMD, Inc. (a)	21,352

		113,630

	Total Health Care	1,026,200

	Industrials — 13.8%
	Airlines — 2.1%
974	Delta Air Lines, Inc.	52,332
1,610	Southwest Airlines Co.	100,070

		152,402

	Building Products — 2.3%
1,113	Fortune Brands Home & Security, Inc.	72,631
497	Lennox International, Inc.	91,251

		163,882

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Commercial Services & Supplies — 3.2%
1,044	Copart, Inc. (a)	33,196
3,040	Waste Connections, Inc., (Canada)	195,840

		229,036

	Electrical Equipment — 0.9%
305	Acuity Brands, Inc.	62,000

	Machinery — 3.7%
373	John Bean Technologies Corp.	36,515
292	Middleby Corp. (The) (a)	35,444
545	Oshkosh Corp.	37,512
627	Stanley Black & Decker, Inc.	88,238
533	WABCO Holdings, Inc. (a)	67,912

		265,621

	Professional Services — 0.8%
391	Equifax, Inc.	53,676

	Road & Rail — 0.8%
565	Old Dominion Freight Line, Inc.	53,854

	Total Industrials	980,471

	Information Technology — 41.3%
	Communications Equipment — 1.3%
384	Arista Networks, Inc. (a)	57,572
289	Palo Alto Networks, Inc. (a)	38,671

		96,243

	Electronic Equipment, Instruments & Components — 2.4%
1,125	Amphenol Corp., Class A	83,062
2,811	Corning, Inc.	84,459

		167,521

	Internet Software & Services — 11.3%
491	Alphabet, Inc., Class C (a)	446,101
1,821	Facebook, Inc., Class A (a)	274,965
1,948	GoDaddy, Inc., Class A (a)	82,613

		803,679

	IT Services — 7.1%
953	Global Payments, Inc.	86,084
993	Mastercard, Inc., Class A	120,612
1,586	PayPal Holdings, Inc. (a)	85,110
1,351	Vantiv, Inc., Class A (a)	85,572
1,363	Visa, Inc., Class A	127,794

		505,172

	Semiconductors & Semiconductor Equipment — 4.7%
1,405	Applied Materials, Inc.	58,036
377	Broadcom Ltd.	87,907
852	Cavium, Inc. (a)	52,941

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — continued
302	Lam Research Corp.	42,669
626	NVIDIA Corp.	90,451

		332,004

	Software — 9.6%
584	Adobe Systems, Inc. (a)	82,658
1,320	Electronic Arts, Inc. (a)	139,519
573	Guidewire Software, Inc. (a)	39,337
2,265	Microsoft Corp.	156,126
951	salesforce.com, Inc. (a)	82,383
536	ServiceNow, Inc. (a)	56,784
1,678	Snap, Inc., Class A (a)	29,811
993	Splunk, Inc. (a)	56,463
549	Take-Two Interactive Software, Inc. (a)	40,252

		683,333

	Technology Hardware, Storage & Peripherals — 4.9%
2,404	Apple, Inc.	346,188

	Total Information Technology	2,934,140

	Materials — 1.7%
	Construction Materials — 1.7%
699	Eagle Materials, Inc.	64,555
432	Vulcan Materials Co.	54,713

	Total Materials	119,268

	Real Estate — 1.0%
	Real Estate Management & Development — 1.0%
1,963	CBRE Group, Inc., Class A (a)	71,461

	Total Common Stocks (Cost $4,469,007)	6,906,629

Short-Term Investment — 3.5%
	Investment Company — 3.5%
246,532	JPMorgan U.S. Government Money Market Fund, Institutional Class shares, 0.840% (b) (l) (Cost $246,532)	246,532

	Total Investments — 100.8% (Cost $4,715,539)	7,153,161
	Liabilities in Excess of Other Assets — (0.8)%	(55,251)

	NET ASSETS — 100.0%	$7,097,910

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	17

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.2%
	Consumer Discretionary — 17.8%
	Auto Components — 0.4%
284	BorgWarner, Inc.	12,034

	Automobiles — 0.6%
15	Tesla, Inc. (a)	5,315
115	Thor Industries, Inc.	11,999

		17,314

	Distributors — 1.0%
134	Genuine Parts Co.	12,393
468	LKQ Corp. (a)	15,427

		27,820

	Diversified Consumer Services — 0.3%
96	Bright Horizons Family Solutions, Inc. (a)	7,412

	Hotels, Restaurants & Leisure — 3.7%
354	Aramark	14,523
363	Hilton Grand Vacations, Inc. (a)	13,073
581	Hilton Worldwide Holdings, Inc.	35,961
50	Marriott International, Inc., Class A	5,015
237	Norwegian Cruise Line Holdings Ltd. (a)	12,893
447	Red Rock Resorts, Inc., Class A	10,515
56	Vail Resorts, Inc.	11,358

		103,338

	Household Durables — 3.1%
275	Mohawk Industries, Inc. (a)	66,524
386	Newell Brands, Inc.	20,724

		87,248

	Internet & Direct Marketing Retail — 1.1%
147	Expedia, Inc.	21,929
131	Wayfair, Inc., Class A (a)	10,102

		32,031

	Media — 1.2%
160	CBS Corp. (Non-Voting), Class B	10,193
226	DISH Network Corp., Class A (a)	14,177
134	Scripps Networks Interactive, Inc., Class A	9,174

		33,544

	Multiline Retail — 1.2%
348	Kohl’s Corp.	13,453
426	Nordstrom, Inc.	20,374

		33,827

	Specialty Retail — 3.5%
20	AutoZone, Inc. (a)	11,569
237	Bed Bath & Beyond, Inc.	7,198
203	Best Buy Co., Inc.	11,644

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — continued
447	Gap, Inc. (The)	9,833
53	O’Reilly Automotive, Inc. (a)	11,659
266	Ross Stores, Inc.	15,362
142	Tiffany & Co.	13,359
56	Ulta Beauty, Inc. (a)	16,062

		96,686

	Textiles, Apparel & Luxury Goods — 1.7%
162	Coach, Inc.	7,688
561	Gildan Activewear, Inc., (Canada)	17,229
133	PVH Corp.	15,229
98	Ralph Lauren Corp.	7,210

		47,356

	Total Consumer Discretionary	498,610

	Consumer Staples — 3.6%
	Beverages — 1.5%
71	Constellation Brands, Inc., Class A	13,749
178	Dr Pepper Snapple Group, Inc.	16,194
54	Molson Coors Brewing Co., Class B	4,673
152	Monster Beverage Corp. (a)	7,541

		42,157

	Food & Staples Retailing — 0.7%
81	Casey’s General Stores, Inc.	8,719
463	Kroger Co. (The)	10,793

		19,512

	Food Products — 0.3%
124	TreeHouse Foods, Inc. (a)	10,132

	Household Products — 0.2%
102	Energizer Holdings, Inc.	4,905

	Personal Products — 0.9%
613	Coty, Inc., Class A	11,507
176	Edgewell Personal Care Co. (a)	13,416

		24,923

	Total Consumer Staples	101,629

	Energy — 4.0%
	Oil, Gas & Consumable Fuels — 4.0%
192	Concho Resources, Inc. (a)	23,297
515	Energen Corp. (a)	25,404
449	EQT Corp.	26,290
488	PBF Energy, Inc., Class A	10,860
294	Range Resources Corp.	6,805
632	Williams Cos., Inc. (The)	19,135

	Total Energy	111,791

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Financials — 15.2%
	Banks — 5.6%
420	Citizens Financial Group, Inc.	14,996
133	Comerica, Inc.	9,756
282	East West Bancorp, Inc.	16,531
703	Fifth Third Bancorp	18,249
270	First Republic Bank	27,073
773	Huntington Bancshares, Inc.	10,446
146	M&T Bank Corp.	23,639
81	Signature Bank (a)	11,583
330	SunTrust Banks, Inc.	18,700
128	Zions Bancorp	5,624

		156,597

	Capital Markets — 5.0%
62	Affiliated Managers Group, Inc.	10,234
82	Ameriprise Financial, Inc.	10,425
438	Invesco Ltd.	15,418
233	Lazard Ltd., Class A	10,776
199	Nasdaq, Inc.	14,198
160	Northern Trust Corp.	15,534
159	Raymond James Financial, Inc.	12,738
149	S&P Global, Inc.	21,723
207	T Rowe Price Group, Inc.	15,387
343	TD Ameritrade Holding Corp.	14,754

		141,187

	Consumer Finance — 0.4%
501	Ally Financial, Inc.	10,470

	Insurance — 4.2%
13	Alleghany Corp. (a)	7,712
51	Chubb Ltd.	7,471
352	Hartford Financial Services Group, Inc. (The)	18,522
543	Loews Corp.	25,421
216	Marsh & McLennan Cos., Inc.	16,854
191	Progressive Corp. (The)	8,400
228	Unum Group	10,653
90	WR Berkley Corp.	6,250
410	XL Group Ltd., (Bermuda)	17,950

		119,233

	Total Financials	427,487

	Health Care — 9.5%
	Biotechnology — 2.1%
191	ACADIA Pharmaceuticals, Inc. (a)	5,324
97	BioMarin Pharmaceutical, Inc. (a)	8,809
77	Incyte Corp. (a)	9,708
66	Intercept Pharmaceuticals, Inc. (a)	8,003

SHARES	SECURITY DESCRIPTION	VALUE($)

	Biotechnology — continued
134	Kite Pharma, Inc. (a)	13,943
91	Vertex Pharmaceuticals, Inc. (a)	11,676

		57,463

	Health Care Equipment & Supplies — 1.1%
207	DENTSPLY SIRONA, Inc.	13,424
75	Edwards Lifesciences Corp. (a)	8,910
9	Intuitive Surgical, Inc. (a)	8,418

		30,752

	Health Care Providers & Services — 4.6%
388	Acadia Healthcare Co., Inc. (a)	19,140
127	AmerisourceBergen Corp.	11,977
139	Centene Corp. (a)	11,135
86	Cigna Corp.	14,389
66	Henry Schein, Inc. (a)	12,006
122	Humana, Inc.	29,400
40	Laboratory Corp. of America Holdings (a)	6,104
398	Premier, Inc., Class A (a)	14,314
98	Universal Health Services, Inc., Class B	11,936

		130,401

	Health Care Technology — 0.4%
200	Veeva Systems, Inc., Class A (a)	12,237

	Life Sciences Tools & Services — 0.8%
125	Illumina, Inc. (a)	21,652

	Pharmaceuticals — 0.5%
92	Jazz Pharmaceuticals plc (a)	14,290

	Total Health Care	266,795

	Industrials — 13.8%
	Aerospace & Defense — 0.3%
151	HEICO Corp., Class A	9,346

	Airlines — 0.8%
350	Southwest Airlines Co.	21,768

	Building Products — 2.1%
544	Fortune Brands Home & Security, Inc.	35,483
123	Lennox International, Inc.	22,614

		58,097

	Commercial Services & Supplies — 2.0%
327	Copart, Inc. (a)	10,396
694	Waste Connections, Inc., (Canada)	44,714

		55,110

	Electrical Equipment — 1.7%
77	Acuity Brands, Inc.	15,673
216	AMETEK, Inc.	13,098

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	19

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Electrical Equipment — continued
109	Hubbell, Inc.	12,293
79	Regal Beloit Corp.	6,439

		47,503

	Industrial Conglomerates — 0.8%
241	Carlisle Cos., Inc.	22,951

	Machinery — 4.2%
284	Fortive Corp.	18,004
120	IDEX Corp.	13,581
107	Middleby Corp. (The) (a)	12,977
164	Oshkosh Corp.	11,324
107	Snap-on, Inc.	16,906
138	Stanley Black & Decker, Inc.	19,421
141	WABCO Holdings, Inc. (a)	17,992
99	Wabtec Corp.	9,086

		119,291

	Professional Services — 0.7%
145	Equifax, Inc.	19,940

	Road & Rail — 0.5%
145	Old Dominion Freight Line, Inc.	13,819

	Trading Companies & Distributors — 0.7%
161	MSC Industrial Direct Co., Inc., Class A	13,817
42	United Rentals, Inc. (a)	4,756

		18,573

	Total Industrials	386,398

	Information Technology — 18.7%
	Communications Equipment — 1.8%
98	Arista Networks, Inc. (a)	14,618
371	CommScope Holding Co., Inc. (a)	14,113
76	Harris Corp.	8,301
103	Palo Alto Networks, Inc. (a)	13,750

		50,782

	Electronic Equipment, Instruments & Components — 4.3%
582	Amphenol Corp., Class A	42,977
222	Arrow Electronics, Inc. (a)	17,446
266	CDW Corp.	16,633
629	Corning, Inc.	18,889
62	IPG Photonics Corp. (a)	9,067
419	Keysight Technologies, Inc. (a)	16,321

		121,333

	Internet Software & Services — 0.8%
434	GoDaddy, Inc., Class A (a)	18,398
312	Match Group, Inc. (a)	5,424

		23,822

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — 3.1%
196	Gartner, Inc. (a)	24,257
273	Global Payments, Inc.	24,657
171	Jack Henry & Associates, Inc.	17,712
319	Vantiv, Inc., Class A (a)	20,225

		86,851

	Semiconductors & Semiconductor Equipment — 3.5%
821	Advanced Micro Devices, Inc. (a)	10,241
122	Analog Devices, Inc.	9,460
349	Applied Materials, Inc.	14,421
39	Broadcom Ltd.	9,042
212	Cavium, Inc. (a)	13,153
20	KLA-Tencor Corp.	1,835
132	Lam Research Corp.	18,711
63	NVIDIA Corp.	9,064
384	Teradyne, Inc.	11,526

		97,453

	Software — 5.2%
243	Atlassian Corp. plc, (Australia), Class A (a)	8,538
214	Electronic Arts, Inc. (a)	22,666
170	Guidewire Software, Inc. (a)	11,708
164	Red Hat, Inc. (a)	15,741
176	ServiceNow, Inc. (a)	18,614
271	Splunk, Inc. (a)	15,406
239	Synopsys, Inc. (a)	17,445
206	Take-Two Interactive Software, Inc. (a)	15,080
53	Tyler Technologies, Inc. (a)	9,293
121	Workday, Inc., Class A (a)	11,698

		146,189

	Total Information Technology	526,430

	Materials — 3.6%
	Chemicals — 0.4%
31	Sherwin-Williams Co. (The)	10,811

	Construction Materials — 1.3%
198	Eagle Materials, Inc.	18,281
138	Vulcan Materials Co.	17,469

		35,750

	Containers & Packaging — 1.9%
512	Ball Corp.	21,611
429	Silgan Holdings, Inc.	13,636
342	WestRock Co.	19,363

		54,610

	Total Materials	101,171

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Real Estate — 5.7%
	Equity Real Estate Investment Trusts (REITs) — 4.7%
134	American Campus Communities, Inc.	6,340
229	American Homes 4 Rent, Class A	5,168
66	AvalonBay Communities, Inc.	12,718
92	Boston Properties, Inc.	11,282
481	Brixmor Property Group, Inc.	8,607
27	Essex Property Trust, Inc.	7,039
58	Federal Realty Investment Trust	7,317
265	GGP, Inc.	6,243
82	HCP, Inc.	2,607
538	Kimco Realty Corp.	9,869
348	Outfront Media, Inc.	8,036
218	Park Hotels & Resorts, Inc.	5,881
307	Rayonier, Inc.	8,847
99	Regency Centers Corp.	6,220
136	Vornado Realty Trust	12,805
275	Weyerhaeuser Co.	9,228
76	WP Carey, Inc.	5,044

		133,251

	Real Estate Management & Development — 1.0%
754	CBRE Group, Inc., Class A (a)	27,435

	Total Real Estate	160,686

	Utilities — 4.3%
	Electric Utilities — 1.6%
255	Edison International	19,944
62	Westar Energy, Inc.	3,298
462	Xcel Energy, Inc.	21,205

		44,447

	Gas Utilities — 0.5%
243	National Fuel Gas Co.	13,569

	Multi-Utilities — 2.2%
145	CenterPoint Energy, Inc.	3,976
451	CMS Energy Corp.	20,878
155	Sempra Energy	17,521
321	WEC Energy Group, Inc.	19,728

		62,103

	Total Utilities	120,119

	Total Common Stocks (Cost $1,887,189)	2,701,116

Master Limited Partnership — 0.4%
	Financials — 0.4%
	Capital Markets — 0.4%
274	Oaktree Capital Group LLC (Cost $12,788)	12,768

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 4.3%
	Investment Company — 4.3%
119,456	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $119,456)	119,456

	Total Investments — 100.9% (Cost $2,019,433)	2,833,340
	Liabilities in Excess of Other Assets — (0.9)%	(24,862)

	NET ASSETS — 100.0%	$2,808,478

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	21

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.5%
	Consumer Discretionary — 18.3%
	Automobiles — 1.2%
32	Tesla, Inc. (a)	11,625
251	Thor Industries, Inc.	26,203

		37,828

	Distributors — 1.1%
1,022	LKQ Corp. (a)	33,681

	Diversified Consumer Services — 0.5%
210	Bright Horizons Family Solutions, Inc. (a)	16,191

	Hotels, Restaurants & Leisure — 5.9%
774	Aramark	31,706
631	Hilton Grand Vacations, Inc. (a)	22,753
813	Hilton Worldwide Holdings, Inc.	50,300
518	Norwegian Cruise Line Holdings Ltd. (a)	28,147
975	Red Rock Resorts, Inc., Class A	22,961
122	Vail Resorts, Inc.	24,786

		180,653

	Household Durables — 2.7%
346	Mohawk Industries, Inc. (a)	83,739

	Internet & Direct Marketing Retail — 0.7%
287	Wayfair, Inc., Class A (a)	22,052

	Media — 0.7%
293	Scripps Networks Interactive, Inc., Class A	20,035

	Multiline Retail — 0.7%
439	Nordstrom, Inc.	20,973

	Specialty Retail — 3.0%
116	O’Reilly Automotive, Inc. (a)	25,476
581	Ross Stores, Inc.	33,546
122	Ulta Beauty, Inc. (a)	35,045

		94,067

	Textiles, Apparel & Luxury Goods — 1.8%
355	Coach, Inc.	16,787
1,224	Gildan Activewear, Inc., (Canada)	37,618

		54,405

	Total Consumer Discretionary	563,624

	Consumer Staples — 1.1%
	Beverages — 0.5%
331	Monster Beverage Corp. (a)	16,468

	Food & Staples Retailing — 0.6%
178	Casey’s General Stores, Inc.	19,033

	Total Consumer Staples	35,501

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 2.1%
	Oil, Gas & Consumable Fuels — 2.1%
419	Concho Resources, Inc. (a)	50,863
641	Range Resources Corp.	14,860

	Total Energy	65,723

	Financials — 8.7%
	Banks — 3.6%
291	Comerica, Inc.	21,298
616	East West Bancorp, Inc.	36,094
282	First Republic Bank	28,188
176	Signature Bank (a)	25,298

		110,878

	Capital Markets — 5.1%
135	Affiliated Managers Group, Inc.	22,360
508	Lazard Ltd., Class A	23,535
434	Nasdaq, Inc.	31,005
325	S&P Global, Inc.	47,422
749	TD Ameritrade Holding Corp.	32,214

		156,536

	Total Financials	267,414

	Health Care — 13.7%
	Biotechnology — 4.1%
417	ACADIA Pharmaceuticals, Inc. (a)	11,627
212	BioMarin Pharmaceutical, Inc. (a)	19,245
168	Incyte Corp. (a)	21,191
144	Intercept Pharmaceuticals, Inc. (a)	17,479
294	Kite Pharma, Inc. (a)	30,448
198	Vertex Pharmaceuticals, Inc. (a)	25,502

		125,492

	Health Care Equipment & Supplies — 2.2%
452	DENTSPLY SIRONA, Inc.	29,308
165	Edwards Lifesciences Corp. (a)	19,462
20	Intuitive Surgical, Inc. (a)	18,333

		67,103

	Health Care Providers & Services — 4.0%
846	Acadia Healthcare Co., Inc. (a)	41,772
304	Centene Corp. (a)	24,316
117	Humana, Inc.	28,077
868	Premier, Inc., Class A (a)	31,255

		125,420

	Health Care Technology — 0.9%
436	Veeva Systems, Inc., Class A (a)	26,722

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Life Sciences Tools & Services — 1.5%
272	Illumina, Inc. (a)	47,280

	Pharmaceuticals — 1.0%
201	Jazz Pharmaceuticals plc (a)	31,204

	Total Health Care	423,221

	Industrials — 19.9%
	Aerospace & Defense — 0.7%
329	HEICO Corp., Class A	20,411

	Airlines — 1.6%
765	Southwest Airlines Co.	47,537

	Building Products — 3.1%
721	Fortune Brands Home & Security, Inc.	47,038
269	Lennox International, Inc.	49,387

		96,425

	Commercial Services & Supplies — 3.9%
714	Copart, Inc. (a)	22,702
1,516	Waste Connections, Inc., (Canada)	97,640

		120,342

	Electrical Equipment — 1.1%
168	Acuity Brands, Inc.	34,197

	Industrial Conglomerates — 0.5%
174	Carlisle Cos., Inc.	16,593

	Machinery — 6.3%
621	Fortive Corp.	39,308
233	Middleby Corp. (The) (a)	28,330
359	Oshkosh Corp.	24,735
301	Stanley Black & Decker, Inc.	42,416
308	WABCO Holdings, Inc. (a)	39,286
217	Wabtec Corp.	19,846

		193,921

	Professional Services — 1.4%
317	Equifax, Inc.	43,535

	Road & Rail — 1.0%
317	Old Dominion Freight Line, Inc.	30,182

	Trading Companies & Distributors — 0.3%
92	United Rentals, Inc. (a)	10,381

	Total Industrials	613,524

	Information Technology — 27.9%
	Communications Equipment — 2.6%
213	Arista Networks, Inc. (a)	31,938
166	Harris Corp.	18,126
224	Palo Alto Networks, Inc. (a)	30,016

		80,080

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — 3.9%
801	Amphenol Corp., Class A	59,095
1,373	Corning, Inc.	41,247
136	IPG Photonics Corp. (a)	19,779

		120,121

	Internet Software & Services — 1.3%
947	GoDaddy, Inc., Class A (a)	40,176

	IT Services — 4.9%
429	Gartner, Inc. (a)	52,983
596	Global Payments, Inc.	53,839
697	Vantiv, Inc., Class A (a)	44,170

		150,992

	Semiconductors & Semiconductor Equipment — 6.1%
1,792	Advanced Micro Devices, Inc. (a)	22,360
762	Applied Materials, Inc.	31,486
85	Broadcom Ltd.	19,724
462	Cavium, Inc. (a)	28,716
289	Lam Research Corp.	40,858
137	NVIDIA Corp.	19,776
838	Teradyne, Inc.	25,168

		188,088

	Software — 9.1%
530	Atlassian Corp. plc, (Australia), Class A (a)	18,642
468	Electronic Arts, Inc. (a)	49,499
372	Guidewire Software, Inc. (a)	25,562
359	Red Hat, Inc. (a)	34,374
383	ServiceNow, Inc. (a)	40,648
591	Splunk, Inc. (a)	33,641
449	Take-Two Interactive Software, Inc. (a)	32,933
115	Tyler Technologies, Inc. (a)	20,273
263	Workday, Inc., Class A (a)	25,541

		281,113

	Total Information Technology	860,570

	Materials — 2.5%
	Construction Materials — 2.5%
432	Eagle Materials, Inc.	39,909
301	Vulcan Materials Co.	38,139

	Total Materials	78,048

	Real Estate — 1.3%
	Real Estate Management & Development — 1.3%
1,107	CBRE Group, Inc., Class A (a)	40,292

	Total Common Stocks (Cost $2,233,608)	2,947,917

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	23

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Master Limited Partnership — 0.9%
	Financials — 0.9%
	Capital Markets — 0.9%
598	Oaktree Capital Group LLC (Cost $28,393)	27,876

Short-Term Investment — 4.5%
	Investment Company — 4.5%
139,641	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $139,641)	139,641

	Total Investments — 100.9% (Cost $2,401,642)	3,115,434
	Liabilities in Excess of Other Assets — (0.9)%	(27,156)

	NET ASSETS — 100.0%	$3,088,278

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.6%
	Consumer Discretionary — 17.0%
	Auto Components — 0.9%
3,717	BorgWarner, Inc.	157,455

	Distributors — 0.9%
1,746	Genuine Parts Co.	161,957

	Hotels, Restaurants & Leisure — 1.5%
962	Hilton Grand Vacations, Inc. (a)	34,683
2,743	Hilton Worldwide Holdings, Inc.	169,668
659	Marriott International, Inc., Class A	66,137

		270,488

	Household Durables — 3.5%
1,528	Mohawk Industries, Inc. (a)	369,296
5,070	Newell Brands, Inc.	271,834

		641,130

	Internet & Direct Marketing Retail — 1.5%
1,915	Expedia, Inc.	285,283

	Media — 1.7%
2,101	CBS Corp. (Non-Voting), Class B	133,989
2,965	DISH Network Corp., Class A (a)	186,101

		320,090

	Multiline Retail — 1.7%
4,568	Kohl’s Corp.	176,648
2,944	Nordstrom, Inc.	140,800

		317,448

	Specialty Retail — 3.8%
265	AutoZone, Inc. (a)	150,990
3,115	Bed Bath & Beyond, Inc.	94,687
2,668	Best Buy Co., Inc.	152,942
5,793	Gap, Inc. (The)	127,379
1,861	Tiffany & Co.	174,703

		700,701

	Textiles, Apparel & Luxury Goods — 1.5%
1,746	PVH Corp.	199,934
1,012	Ralph Lauren Corp.	74,672

		274,606

	Total Consumer Discretionary	3,129,158

	Consumer Staples — 5.9%
	Beverages — 2.5%
932	Constellation Brands, Inc., Class A	180,549
2,333	Dr Pepper Snapple Group, Inc.	212,520
713	Molson Coors Brewing Co., Class B	61,599

		454,668

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 0.8%
6,076	Kroger Co. (The)	141,700

	Food Products — 0.7%
1,630	TreeHouse Foods, Inc. (a)	133,194

	Household Products — 0.4%
1,347	Energizer Holdings, Inc.	64,673

	Personal Products — 1.5%
5,869	Coty, Inc., Class A	110,106
2,289	Edgewell Personal Care Co. (a)	173,981

		284,087

	Total Consumer Staples	1,078,322

	Energy — 5.6%
	Oil, Gas & Consumable Fuels — 5.6%
6,746	Energen Corp. (a)	333,028
5,307	EQT Corp.	310,962
6,384	PBF Energy, Inc., Class A	142,100
8,268	Williams Cos., Inc. (The)	250,367

	Total Energy	1,036,457

	Financials — 22.0%
	Banks — 7.5%
5,305	Citizens Financial Group, Inc.	189,299
9,225	Fifth Third Bancorp	239,480
1,869	First Republic Bank	187,060
10,157	Huntington Bancshares, Inc.	137,318
1,905	M&T Bank Corp.	308,482
4,326	SunTrust Banks, Inc.	245,367
1,681	Zions Bancorp	73,815

		1,380,821

	Capital Markets — 5.0%
1,076	Ameriprise Financial, Inc.	137,017
5,752	Invesco Ltd.	202,401
2,088	Northern Trust Corp.	202,961
2,086	Raymond James Financial, Inc.	167,339
2,722	T Rowe Price Group, Inc.	201,989

		911,707

	Consumer Finance — 0.7%
6,515	Ally Financial, Inc.	136,161

	Insurance — 8.5%
171	Alleghany Corp. (a)	101,490
676	Chubb Ltd.	98,333
4,736	Hartford Financial Services Group, Inc. (The)	248,964
7,121	Loews Corp.	333,321
2,837	Marsh & McLennan Cos., Inc.	221,172

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	25

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — continued
2,506	Progressive Corp. (The)	110,509
3,002	Unum Group	140,003
1,190	WR Berkley Corp.	82,345
5,377	XL Group Ltd., (Bermuda)	235,523

		1,571,660

	Mortgage Real Estate Investment Trusts (REITs) — 0.3%
2,341	Starwood Property Trust, Inc.	52,420

	Total Financials	4,052,769

	Health Care — 5.2%
	Health Care Providers & Services — 5.2%
1,664	AmerisourceBergen Corp.	157,322
1,129	Cigna Corp.	188,923
851	Henry Schein, Inc. (a)	155,791
898	Humana, Inc.	216,036
522	Laboratory Corp. of America Holdings (a)	80,489
1,276	Universal Health Services, Inc., Class B	155,767

	Total Health Care	954,328

	Industrials — 7.5%
	Building Products — 1.0%
2,806	Fortune Brands Home & Security, Inc.	183,076

	Electrical Equipment — 2.2%
2,830	AMETEK, Inc.	171,387
1,427	Hubbell, Inc.	161,441
1,040	Regal Beloit Corp.	84,816

		417,644

	Industrial Conglomerates — 1.1%
2,112	Carlisle Cos., Inc.	201,512

	Machinery — 2.2%
1,578	IDEX Corp.	178,333
1,404	Snap-on, Inc.	221,845

		400,178

	Trading Companies & Distributors — 1.0%
2,110	MSC Industrial Direct Co., Inc., Class A	181,403

	Total Industrials	1,383,813

	Information Technology — 9.4%
	Communications Equipment — 1.0%
4,872	CommScope Holding Co., Inc. (a)	185,285

	Electronic Equipment, Instruments & Components — 4.7%
2,829	Amphenol Corp., Class A	208,809
2,919	Arrow Electronics, Inc. (a)	228,932
3,491	CDW Corp.	218,289
5,502	Keysight Technologies, Inc. (a)	214,188

		870,218

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — 0.4%
4,113	Match Group, Inc. (a)	71,482

	IT Services — 1.3%
2,231	Jack Henry & Associates, Inc.	231,745

	Semiconductors & Semiconductor Equipment — 0.8%
1,598	Analog Devices, Inc.	124,359
262	KLA-Tencor Corp.	24,010

		148,369

	Software — 1.2%
3,130	Synopsys, Inc. (a)	228,251

	Total Information Technology	1,735,350

	Materials — 4.7%
	Chemicals — 0.8%
405	Sherwin-Williams Co. (The)	142,054

	Containers & Packaging — 3.9%
6,715	Ball Corp.	283,447
5,634	Silgan Holdings, Inc.	179,035
4,484	WestRock Co.	254,036

		716,518

	Total Materials	858,572

	Real Estate — 9.7%
	Equity Real Estate Investment Trusts (REITs) — 9.1%
1,766	American Campus Communities, Inc.	83,520
3,020	American Homes 4 Rent, Class A	68,167
869	AvalonBay Communities, Inc.	167,018
1,205	Boston Properties, Inc.	148,225
6,331	Brixmor Property Group, Inc.	113,203
360	Essex Property Trust, Inc.	92,649
755	Federal Realty Investment Trust	95,422
3,492	GGP, Inc.	82,278
1,084	HCP, Inc.	34,655
6,056	Kimco Realty Corp.	111,127
4,573	Outfront Media, Inc.	105,731
2,875	Park Hotels & Resorts, Inc.	77,521
4,044	Rayonier, Inc.	116,346
1,308	Regency Centers Corp.	81,964
1,791	Vornado Realty Trust	168,168
3,622	Weyerhaeuser Co.	121,334

		1,667,328

	Real Estate Management & Development — 0.6%
3,245	CBRE Group, Inc., Class A (a)	118,108

	Total Real Estate	1,785,436

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Utilities — 8.6%
	Electric Utilities — 3.2%
3,346	Edison International	261,591
824	Westar Energy, Inc.	43,693
6,062	Xcel Energy, Inc.	278,106

		583,390

	Gas Utilities — 1.0%
3,179	National Fuel Gas Co.	177,543

	Multi-Utilities — 4.4%
1,900	CenterPoint Energy, Inc.	52,016
5,921	CMS Energy Corp.	273,841
2,033	Sempra Energy	229,250
4,205	WEC Energy Group, Inc.	258,126

		813,233

	Total Utilities	1,574,166

	Total Common Stocks (Cost $11,362,606)	17,588,371

Short-Term Investment — 4.3%
	Investment Company — 4.3%
795,573	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $795,573)	795,573

	Total Investments — 99.9% (Cost $12,158,179)	18,383,944
	Other Assets in Excess of Liabilities — 0.1%	19,068

	NET ASSETS — 100.0%	$18,403,012

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	27

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — 100.5%
Common Stocks — 89.7%
		Consumer Discretionary — 14.3%
		Automobiles — 0.5%
19		General Motors Co.	680

		Hotels, Restaurants & Leisure — 4.4%
11		Darden Restaurants, Inc.	1,002
14		Dunkin’ Brands Group, Inc.	747
44		International Game Technology plc	796
24		Restaurant Brands International, Inc., (Canada)	1,470
60		Wendy’s Co. (The)	926
5		Wyndham Worldwide Corp.	530

			5,471

		Household Durables — 2.3%
18		DR Horton, Inc. (j)	605
9		Lennar Corp., Class A	460
—	(h)	NVR, Inc. (a) (j)	542
17		Tupperware Brands Corp.	1,212

			2,819

		Media — 2.5%
16		CBS Corp. (Non-Voting), Class B	998
14		Sinclair Broadcast Group, Inc., Class A	474
241		Sirius XM Holdings, Inc.	1,318
23		TEGNA, Inc.	331

			3,121

		Multiline Retail — 0.9%
28		Kohl’s Corp.	1,094

		Specialty Retail — 2.5%
11		Bed Bath & Beyond, Inc.	347
20		Best Buy Co., Inc. (j)	1,168
119		Staples, Inc. (j)	1,196
4		Tiffany & Co.	387

			3,098

		Textiles, Apparel & Luxury Goods — 1.2%
12		Michael Kors Holdings Ltd. (a)	428
10		PVH Corp.	1,122

			1,550

		Total Consumer Discretionary	17,833

		Consumer Staples — 5.6%
		Food & Staples Retailing — 1.4%
7		Sysco Corp. (j)	374
17		Wal-Mart Stores, Inc.	1,303

			1,677

SHARES		SECURITY DESCRIPTION	VALUE($)

		Food Products — 3.1%
11		Conagra Brands, Inc.	386
4		JM Smucker Co. (The)	462
55		Pilgrim’s Pride Corp. (a) (j)	1,196
—	(h)	Seaboard Corp.	599
19		Tyson Foods, Inc., Class A	1,218

			3,861

		Household Products — 0.2%
6		Energizer Holdings, Inc.	296

		Personal Products — 0.9%
18		Nu Skin Enterprises, Inc., Class A (j)	1,111

		Total Consumer Staples	6,945

		Energy — 1.5%
		Energy Equipment & Services — 0.8%
10		National Oilwell Varco, Inc.	342
18		Oceaneering International, Inc.	419
10		TechnipFMC plc, (United Kingdom) (a)	281

			1,042

		Oil, Gas & Consumable Fuels — 0.7%
26		Devon Energy Corp.	837

		Total Energy	1,879

		Financials — 5.5%
		Banks — 2.7%
9		BOK Financial Corp.	730
18		Citizens Financial Group, Inc.	658
22		Popular, Inc., (Puerto Rico)	911
25		Synovus Financial Corp.	1,119

			3,418

		Capital Markets — 1.1%
4		Morgan Stanley	157
11		MSCI, Inc.	1,162

			1,319

		Consumer Finance — 0.4%
33		Navient Corp.	548

		Diversified Financial Services — 0.3%
11		Voya Financial, Inc.	388

		Mortgage Real Estate Investment Trusts (REITs) — 0.5%
59		Two Harbors Investment Corp.	580

		Thrifts & Mortgage Finance — 0.5%
54		MGIC Investment Corp. (a)	610

		Total Financials	6,863

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Health Care — 12.8%
	Biotechnology — 3.6%
8	Amgen, Inc. (j)	1,426
2	Biogen, Inc. (a)	556
20	Gilead Sciences, Inc. (j)	1,396
9	United Therapeutics Corp. (a)	1,127

		4,505

	Health Care Equipment & Supplies — 1.3%
4	Hill-Rom Holdings, Inc.	348
28	Hologic, Inc. (a) (j)	1,255

		1,603

	Health Care Providers & Services — 4.9%
8	Aetna, Inc.	1,169
4	Centene Corp. (a)	313
12	Express Scripts Holding Co. (a) (j)	769
5	Humana, Inc.	1,155
3	McKesson Corp.	424
4	Molina Healthcare, Inc. (a)	277
6	Quest Diagnostics, Inc.	706
7	WellCare Health Plans, Inc. (a)	1,239

		6,052

	Pharmaceuticals — 3.0%
6	Allergan plc	1,349
32	Endo International plc (a)	355
24	Horizon Pharma plc (a)	288
21	Mallinckrodt plc (a)	924
26	Pfizer, Inc.	871

		3,787

	Total Health Care	15,947

	Industrials — 17.2%
	Aerospace & Defense — 1.9%
6	Boeing Co. (The) (j)	1,122
13	Curtiss-Wright Corp.	1,230

		2,352

	Airlines — 2.6%
6	American Airlines Group, Inc.	301
7	Copa Holdings SA, (Panama), Class A	848
19	Delta Air Lines, Inc.	1,005
15	United Continental Holdings, Inc. (a)	1,099

		3,253

	Commercial Services & Supplies — 0.7%
60	Pitney Bowes, Inc. (j)	899

SHARES	SECURITY DESCRIPTION	VALUE($)

	Construction & Engineering — 1.0%
23	Jacobs Engineering Group, Inc.	1,255

	Electrical Equipment — 2.4%
16	EnerSys	1,136
16	Regal Beloit Corp.	1,327
3	Rockwell Automation, Inc.	506

		2,969

	Machinery — 4.1%
7	AGCO Corp.	443
31	Allison Transmission Holdings, Inc. (j)	1,165
5	Cummins, Inc.	864
1	Deere & Co.	65
18	Donaldson Co., Inc.	832
8	Parker-Hannifin Corp.	1,243
10	Timken Co. (The)	469

		5,081

	Professional Services — 1.1%
12	ManpowerGroup, Inc.	1,328

	Road & Rail — 1.4%
16	Landstar System, Inc.	1,359
16	Swift Transportation Co. (a)	419

		1,778

	Trading Companies & Distributors — 2.0%
11	United Rentals, Inc. (a) (j)	1,217
21	WESCO International, Inc. (a)	1,188

		2,405

	Total Industrials	21,320

	Information Technology — 22.3%
	Communications Equipment — 0.9%
6	CommScope Holding Co., Inc. (a)	241
7	F5 Networks, Inc. (a)	861

		1,102

	Electronic Equipment, Instruments & Components — 0.7%
14	Corning, Inc. (j)	409
5	Zebra Technologies Corp., Class A (a)	510

		919

	Internet Software & Services — 1.1%
9	eBay, Inc. (a) (j)	326
4	j2 Global, Inc.	351
8	VeriSign, Inc. (a) (j)	718

		1,395

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	29

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	IT Services — 5.5%
11	CSRA, Inc.	347
16	DXC Technology Co.	1,222
65	First Data Corp., Class A (a)	1,177
8	International Business Machines Corp. (j)	1,304
4	Science Applications International Corp.	311
42	Teradata Corp. (a)	1,229
65	Western Union Co. (The)	1,232

		6,822

	Semiconductors & Semiconductor Equipment — 2.9%
17	Applied Materials, Inc.	698
9	Lam Research Corp. (j)	1,249
35	Marvell Technology Group Ltd., (Bermuda)	580
26	ON Semiconductor Corp. (a)	360
23	Teradyne, Inc.	699

		3,586

	Software — 7.4%
6	Aspen Technology, Inc. (a)	337
11	Autodesk, Inc. (a)	1,059
35	Cadence Design Systems, Inc. (a)	1,175
14	Citrix Systems, Inc. (a)	1,144
60	Nuance Communications, Inc. (a) (j)	1,038
22	Oracle Corp.	1,123
9	Red Hat, Inc. (a)	852
14	Take-Two Interactive Software, Inc. (a)	1,058
12	TiVo Corp.	232
13	VMware, Inc., Class A (a)	1,161

		9,179

	Technology Hardware, Storage & Peripherals — 3.8%
3	Apple, Inc.	461
67	HP, Inc. (j)	1,171
22	NCR Corp. (a)	903
22	NetApp, Inc. (j)	874
16	Seagate Technology plc	629
7	Western Digital Corp.	598
4	Xerox Corp.	121

		4,757

	Total Information Technology	27,760

	Materials — 4.5%
	Chemicals — 1.7%
8	Cabot Corp. (j)	438
52	Huntsman Corp. (j)	1,337
4	LyondellBasell Industries NV, Class A	336

		2,111

SHARES	SECURITY DESCRIPTION	VALUE($)

	Containers & Packaging — 1.3%
6	Berry Global Group, Inc. (a)	342
4	Packaging Corp. of America	465
15	WestRock Co.	860

		1,667

	Metals & Mining — 1.5%
15	Alcoa Corp.	493
34	Steel Dynamics, Inc.	1,212
4	United States Steel Corp.	90

		1,795

	Total Materials	5,573

	Real Estate — 1.6%
	Equity Real Estate Investment Trusts (REITs) — 1.6%
29	American Homes 4 Rent, Class A	651
17	Equity Commonwealth (a)	525
8	GEO Group, Inc. (The)	237
66	VEREIT, Inc.	540

	Total Real Estate	1,953

	Telecommunication Services — 0.3%
	Diversified Telecommunication Services — 0.1%
5	CenturyLink, Inc.	123

	Wireless Telecommunication Services — 0.2%
32	Sprint Corp. (a) (j)	259

	Total Telecommunication Services	382

	Utilities — 4.1%
	Electric Utilities — 0.5%
19	FirstEnergy Corp.	565

	Independent Power and Renewable Electricity Producers — 1.9%
112	AES Corp.	1,244
62	NRG Energy, Inc.	1,063

		2,307

	Multi-Utilities — 1.7%
34	CenterPoint Energy, Inc.	941
47	MDU Resources Group, Inc.	1,237

		2,178

	Total Utilities	5,050

	Total Common Stocks (Cost $93,859)	111,505

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Short-Term Investment — 10.8%
	Investment Company — 10.8%
13,435	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $13,435)	13,435

	Total Investments — 100.5% (Cost $107,294)	124,940
	Liabilities in Excess of Other Assets — (0.5)%	(555)

	NET ASSETS — 100.0%	$124,385

Short Positions — 87.9%
Common Stocks — 87.9%
	Consumer Discretionary — 14.2%
	Automobiles — 0.9%
3	Tesla, Inc. (a)	1,166

	Diversified Consumer Services — 1.9%
15	Bright Horizons Family Solutions, Inc. (a)	1,148
31	ServiceMaster Global Holdings, Inc. (a)	1,227

		2,375

	Hotels, Restaurants & Leisure — 2.4%
3	Chipotle Mexican Grill, Inc. (a)	1,176
19	Starbucks Corp.	1,089
13	Texas Roadhouse, Inc.	652

		2,917

	Internet & Direct Marketing Retail — 1.0%
5	Netflix, Inc. (a)	803
7	TripAdvisor, Inc. (a)	271
2	Wayfair, Inc., Class A (a)	150

		1,224

	Leisure Products — 0.6%
8	Polaris Industries, Inc.	719

	Media — 2.3%
42	AMC Entertainment Holdings, Inc., Class A	960
4	Charter Communications, Inc., Class A (a)	1,191
4	Madison Square Garden Co. (The), Class A (a)	753

		2,904

	Specialty Retail — 2.5%
3	Advance Auto Parts, Inc.	367
10	L Brands, Inc.	519
18	Murphy USA, Inc. (a)	1,299
3	TJX Cos., Inc. (The)	229
14	Tractor Supply Co.	737

		3,151

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — 2.6%
24	NIKE, Inc., Class B	1,431
52	Under Armour, Inc., Class A (a)	1,137
11	VF Corp.	616

		3,184

	Total Consumer Discretionary	17,640

	Consumer Staples — 4.9%
	Beverages — 1.8%
22	Brown-Forman Corp., Class B	1,069
6	Constellation Brands, Inc., Class A	1,177

		2,246

	Food & Staples Retailing — 0.8%
10	Casey’s General Stores, Inc.	1,069

	Food Products — 1.0%
6	Kraft Heinz Co. (The)	516
22	Snyder’s-Lance, Inc.	745

		1,261

	Personal Products — 1.3%
60	Coty, Inc., Class A	1,127
5	Estee Lauder Cos., Inc. (The), Class A	442

		1,569

	Total Consumer Staples	6,145

	Energy — 1.1%
	Oil, Gas & Consumable Fuels — 1.1%
18	EQT Corp.	1,025
51	Kosmos Energy Ltd., (Ghana) (a)	328

	Total Energy	1,353

	Financials — 6.2%
	Banks — 1.1%
76	People’s United Financial, Inc.	1,345

	Capital Markets — 1.9%
15	Artisan Partners Asset Management, Inc., Class A	457
5	CME Group, Inc.	579
21	Federated Investors, Inc., Class B	601
20	Interactive Brokers Group, Inc., Class A	752

		2,389

	Consumer Finance — 0.3%
14	OneMain Holdings, Inc. (a)	347

	Insurance — 1.0%
2	Cincinnati Financial Corp.	170
1	Markel Corp. (a)	1,049

		1,219

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	31

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Thrifts & Mortgage Finance — 1.9%
92	New York Community Bancorp, Inc.	1,207
75	TFS Financial Corp.	1,162

		2,369

	Total Financials	7,669

	Health Care — 12.7%
	Biotechnology — 2.9%
12	ACADIA Pharmaceuticals, Inc. (a)	341
3	Alnylam Pharmaceuticals, Inc. (a)	267
4	BioMarin Pharmaceutical, Inc. (a)	329
4	Bluebird Bio, Inc. (a)	402
3	Intercept Pharmaceuticals, Inc. (a)	312
12	Juno Therapeutics, Inc. (a)	355
73	OPKO Health, Inc. (a)	482
3	Puma Biotechnology, Inc. (a)	260
1	Regeneron Pharmaceuticals, Inc. (a)	700
4	Seattle Genetics, Inc. (a)	216

		3,664

	Health Care Equipment & Supplies — 1.2%
3	DENTSPLY SIRONA, Inc.	204
18	DexCom, Inc. (a)	1,332

		1,536

	Health Care Providers & Services — 5.4%
26	Acadia Healthcare Co., Inc. (a)	1,273
21	Envision Healthcare Corp. (a)	1,329
7	Henry Schein, Inc. (a)	1,199
15	LifePoint Health, Inc. (a)	1,006
21	Patterson Cos., Inc.	1,002
44	Tenet Healthcare Corp. (a)	841

		6,650

	Health Care Technology — 0.1%
1	athenahealth, Inc. (a)	151

	Pharmaceuticals — 3.1%
10	Akorn, Inc. (a)	325
24	Bristol-Myers Squibb Co.	1,356
16	Catalent, Inc. (a)	552
6	Medicines Co. (The) (a)	226
22	Zoetis, Inc.	1,346

		3,805

	Total Health Care	15,806

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 17.2%
	Aerospace & Defense — 1.8%
23	Hexcel Corp.	1,193
4	TransDigm Group, Inc.	1,022

		2,215

	Airlines — 0.4%
11	Spirit Airlines, Inc. (a)	544

	Building Products — 1.0%
27	Armstrong World Industries, Inc. (a)	1,234

	Commercial Services & Supplies — 1.0%
80	Covanta Holding Corp.	1,054
3	Rollins, Inc.	130

		1,184

	Construction & Engineering — 1.0%
81	KBR, Inc.	1,238

	Electrical Equipment — 1.1%
7	Acuity Brands, Inc.	1,418

	Industrial Conglomerates — 1.5%
12	Carlisle Cos., Inc.	1,164
25	General Electric Co.	678

		1,842

	Machinery — 4.0%
14	Flowserve Corp.	672
11	ITT, Inc.	436
1	Middleby Corp. (The) (a)	88
8	Snap-on, Inc.	1,228
32	Trinity Industries, Inc.	901
6	Wabtec Corp.	540
19	Xylem, Inc.	1,059

		4,924

	Marine — 0.6%
12	Kirby Corp. (a)	792

	Professional Services — 0.3%
7	IHS Markit Ltd. (a)	320

	Road & Rail — 2.6%
4	AMERCO	1,483
12	Genesee & Wyoming, Inc., Class A (a)	790
6	Old Dominion Freight Line, Inc.	581
5	Ryder System, Inc.	390

		3,244

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Trading Companies & Distributors — 1.9%
26	Fastenal Co.	1,147
8	Watsco, Inc.	1,268

		2,415

	Total Industrials	21,370

	Information Technology — 21.8%
	Communications Equipment — 0.9%
17	ViaSat, Inc. (a)	1,148

	Electronic Equipment, Instruments & Components — 4.4%
17	Amphenol Corp., Class A	1,253
2	Coherent, Inc. (a)	394
6	Littelfuse, Inc.	974
33	National Instruments Corp.	1,317
8	Universal Display Corp.	819
39	VeriFone Systems, Inc. (a)	697

		5,454

	Internet Software & Services — 2.6%
2	CoStar Group, Inc. (a)	422
5	Facebook, Inc., Class A (a)	728
133	Pandora Media, Inc. (a)	1,186
20	Twilio, Inc., Class A (a)	586
12	Yelp, Inc. (a)	346

		3,268

	IT Services — 4.5%
16	Broadridge Financial Solutions, Inc.	1,196
1	Cognizant Technology Solutions Corp., Class A	83
21	Genpact Ltd.	591
9	Jack Henry & Associates, Inc.	919
12	Paychex, Inc.	697
41	Sabre Corp.	882
12	WEX, Inc. (a)	1,246

		5,614

	Semiconductors & Semiconductor Equipment — 3.1%
65	Advanced Micro Devices, Inc. (a)	807
19	Cavium, Inc. (a)	1,159
4	First Solar, Inc. (a)	168
8	MACOM Technology Solutions Holdings, Inc. (a)	422
13	Monolithic Power Systems, Inc.	1,241

		3,797

	Software — 6.3%
10	Blackbaud, Inc.	890
11	Ellie Mae, Inc. (a)	1,209

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — continued
57	FireEye, Inc. (a)	872
17	Guidewire Software, Inc. (a)	1,142
14	salesforce.com, Inc. (a)	1,173
2	ServiceNow, Inc. (a)	231
5	Splunk, Inc. (a)	256
4	Tableau Software, Inc., Class A (a)	236
4	Tyler Technologies, Inc. (a)	698
5	Ultimate Software Group, Inc. (The) (a)	1,129

		7,836

	Total Information Technology	27,117

	Materials — 4.5%
	Chemicals — 1.1%
5	Air Products & Chemicals, Inc.	728
24	CF Industries Holdings, Inc.	671

		1,399

	Construction Materials — 0.2%
2	Vulcan Materials Co.	288

	Containers & Packaging — 1.2%
33	Ball Corp.	1,407

	Metals & Mining — 2.0%
19	Compass Minerals International, Inc.	1,219
5	Royal Gold, Inc.	405
11	Southern Copper Corp., (Peru)	375
51	Tahoe Resources, Inc.	440

		2,439

	Total Materials	5,533

	Real Estate — 1.5%
	Equity Real Estate Investment Trusts (REITs) — 1.0%
16	Life Storage, Inc.	1,213

	Real Estate Management & Development — 0.5%
5	Jones Lang LaSalle, Inc.	672

	Total Real Estate	1,885

	Telecommunication Services — 0.5%
	Wireless Telecommunication Services — 0.5%
24	Telephone & Data Systems, Inc.	674

	Utilities — 3.3%
	Electric Utilities — 0.6%
28	Great Plains Energy, Inc.	812

	Gas Utilities — 0.5%
8	Atmos Energy Corp.	626

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	33

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Multi-Utilities — 2.2%
16	Dominion Energy, Inc.	1,262
13	Sempra Energy	1,424

		2,686

	Total Utilities	4,124

	Total Securities Sold Short (Proceeds $106,878)	$109,316

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(7)	E-mini S&P 500 Index	09/15/17	USD	$(847)	$5
(9)	E-mini S&P MidCap 400 Index	09/15/17	USD	(1,572)	8

					$13

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.8%
	Consumer Discretionary — 14.4%
	Distributors — 0.7%
862	Genuine Parts Co.	79,963

	Hotels, Restaurants & Leisure — 1.8%
1,425	Brinker International, Inc.	54,299
1,145	Hilton Worldwide Holdings, Inc.	70,800
3,964	La Quinta Holdings, Inc. (a)	58,549
719	Red Rock Resorts, Inc., Class A	16,940

		200,588

	Household Durables — 0.5%
956	Newell Brands, Inc.	51,251

	Internet & Direct Marketing Retail — 0.9%
668	Expedia, Inc.	99,571

	Media — 5.0%
1,551	CBS Corp. (Non-Voting), Class B	98,893
266	Charter Communications, Inc., Class A (a)	89,463
3,612	Clear Channel Outdoor Holdings, Inc., Class A	17,519
2,416	DISH Network Corp., Class A (a)	151,616
2,996	Entercom Communications Corp., Class A	31,009
1,078	Nexstar Media Group, Inc., Class A	64,494
1,228	Sinclair Broadcast Group, Inc., Class A	40,411
598	Time Warner, Inc.	60,055

		553,460

	Multiline Retail — 0.8%
2,219	Kohl’s Corp.	85,825

	Specialty Retail — 3.8%
153	AutoZone, Inc. (a)	87,201
1,459	Bed Bath & Beyond, Inc.	44,362
981	Best Buy Co., Inc.	56,268
1,744	Gap, Inc. (The)	38,341
503	Home Depot, Inc. (The)	77,117
692	Murphy USA, Inc. (a)	51,256
724	Tiffany & Co.	67,980

		422,525

	Textiles, Apparel & Luxury Goods — 0.9%
1,129	Columbia Sportswear Co.	65,574
1,404	Hanesbrands, Inc.	32,523

		98,097

	Total Consumer Discretionary	1,591,280

	Consumer Staples — 6.2%
	Beverages — 1.4%
787	Dr Pepper Snapple Group, Inc.	71,692
893	Molson Coors Brewing Co., Class B	77,142

		148,834

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 1.8%
1,044	CVS Health Corp.	84,022
2,507	Kroger Co. (The)	58,460
730	Walgreens Boots Alliance, Inc.	57,182

		199,664

	Food Products — 1.3%
946	Post Holdings, Inc. (a)	73,433
913	TreeHouse Foods, Inc. (a)	74,559

		147,992

	Household Products — 1.2%
455	Energizer Holdings, Inc.	21,867
1,262	Procter & Gamble Co. (The)	109,960

		131,827

	Personal Products — 0.5%
2,976	Coty, Inc., Class A	55,824

	Total Consumer Staples	684,141

	Energy — 7.4%
	Oil, Gas & Consumable Fuels — 7.4%
1,716	Apache Corp.	82,224
1,833	ConocoPhillips	80,586
1,451	EQT Corp.	84,990
2,559	Exxon Mobil Corp.	206,549
4,452	Kinder Morgan, Inc.	85,296
1,689	Marathon Petroleum Corp.	88,386
710	Occidental Petroleum Corp.	42,484
2,433	PBF Energy, Inc., Class A	54,169
1,122	Phillips 66	92,760

	Total Energy	817,444

	Financials — 30.6%
	Banks — 14.8%
11,852	Bank of America Corp.	287,534
2,144	Citigroup, Inc.	143,413
3,331	Citizens Financial Group, Inc.	118,865
2,658	Fifth Third Bancorp	68,990
709	First Republic Bank	70,957
923	M&T Bank Corp.	149,418
1,332	PNC Financial Services Group, Inc. (The)	166,287
2,255	SunTrust Banks, Inc.	127,879
2,235	US Bancorp	116,036
6,994	Wells Fargo & Co.	387,544

		1,636,923

	Capital Markets — 3.8%
1,891	Charles Schwab Corp. (The)	81,250
1,661	Invesco Ltd.	58,449

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	35

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Capital Markets — continued
1,690	Morgan Stanley	75,286
784	Northern Trust Corp.	76,218
1,821	T Rowe Price Group, Inc.	135,102

		426,305

	Consumer Finance — 2.8%
3,654	Ally Financial, Inc.	76,375
2,831	Capital One Financial Corp.	233,897

		310,272

	Insurance — 9.2%
44	Alleghany Corp. (a)	26,288
1,450	Allied World Assurance Co. Holdings AG	76,687
2,665	American International Group, Inc.	166,589
862	Athene Holding Ltd., Class A (a)	42,752
690	Chubb Ltd.	100,319
2,002	CNO Financial Group, Inc.	41,810
2,134	Hartford Financial Services Group, Inc. (The)	112,173
4,215	Loews Corp.	197,300
407	Marsh & McLennan Cos., Inc.	31,733
476	Prudential Financial, Inc.	51,512
855	Travelers Cos., Inc. (The)	108,167
1,328	Unum Group	61,910

		1,017,240

	Total Financials	3,390,740

	Health Care — 9.8%
	Health Care Providers & Services — 3.4%
900	Aetna, Inc.	136,597
273	Cigna Corp.	45,633
1,001	HCA Healthcare, Inc. (a)	87,247
564	UnitedHealth Group, Inc.	104,584

		374,061

	Life Sciences Tools & Services — 0.3%
864	VWR Corp. (a)	28,524

	Pharmaceuticals — 6.1%
307	Allergan plc	74,527
1,407	Johnson & Johnson	186,188
2,523	Merck & Co., Inc.	161,721
7,614	Pfizer, Inc.	255,761

		678,197

	Total Health Care	1,080,782

	Industrials — 6.4%
	Aerospace & Defense — 1.2%
1,079	United Technologies Corp.	131,765

SHARES	SECURITY DESCRIPTION	VALUE($)

	Airlines — 1.8%
3,832	Delta Air Lines, Inc.	205,915

	Industrial Conglomerates — 2.0%
1,011	Carlisle Cos., Inc.	96,403
918	Honeywell International, Inc.	122,403

		218,806

	Machinery — 1.4%
1,015	Dover Corp.	81,416
492	Illinois Tool Works, Inc.	70,461

		151,877

	Total Industrials	708,363

	Information Technology — 6.6%
	Communications Equipment — 1.4%
3,730	Cisco Systems, Inc.	116,749
1,070	CommScope Holding Co., Inc. (a)	40,688

		157,437

	Electronic Equipment, Instruments & Components — 0.7%
958	Arrow Electronics, Inc. (a)	75,143

	IT Services — 0.6%
1,342	PayPal Holdings, Inc. (a)	72,041

	Semiconductors & Semiconductor Equipment — 2.0%
412	KLA-Tencor Corp.	37,664
1,158	QUALCOMM, Inc.	63,930
1,527	Texas Instruments, Inc.	117,454

		219,048

	Software — 1.3%
2,013	Microsoft Corp.	138,772

	Technology Hardware, Storage & Peripherals — 0.6%
3,944	Hewlett Packard Enterprise Co.	65,434

	Total Information Technology	727,875

	Materials — 3.9%
	Chemicals — 0.2%
685	AdvanSix, Inc. (a)	21,399

	Construction Materials — 0.8%
389	Martin Marietta Materials, Inc.	86,601

	Containers & Packaging — 2.6%
3,131	Ball Corp.	132,171
4,151	Graphic Packaging Holding Co.	57,195
1,749	WestRock Co.	99,125

		288,491

	Paper & Forest Products — 0.3%
1,681	KapStone Paper and Packaging Corp.	34,669

	Total Materials	431,160

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Real Estate — 5.5%
	Equity Real Estate Investment Trusts (REITs) — 4.9%
3,160	American Homes 4 Rent, Class A	71,332
3,703	Brixmor Property Group, Inc.	66,205
671	EastGroup Properties, Inc.	56,196
3,687	Kimco Realty Corp.	67,663
621	Mid-America Apartment Communities, Inc.	65,488
2,674	Outfront Media, Inc.	61,831
801	Park Hotels & Resorts, Inc.	21,602
2,989	Rayonier, Inc.	85,995
1,291	Weyerhaeuser Co.	43,245

		539,557

	Real Estate Management & Development — 0.6%
1,879	CBRE Group, Inc., Class A (a)	68,402

	Total Real Estate	607,959

	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.7%
1,752	Verizon Communications, Inc.	78,266

	Utilities — 5.3%
	Electric Utilities — 4.7%
1,546	American Electric Power Co., Inc.	107,423
646	Duke Energy Corp.	53,981
994	Edison International	77,706
987	Eversource Energy	59,909
817	NextEra Energy, Inc.	114,443
2,322	Xcel Energy, Inc.	106,526

		519,988

	Multi-Utilities — 0.6%
559	Sempra Energy	63,043

	Total Utilities	583,031

	Total Common Stocks (Cost $8,220,084)	10,701,041

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Consumer Discretionary — 0.0% (g)
	Media — 0.0% (g)
2,982	Media General, Inc., CVR (a) (Cost $—)	—	(h)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.2%
	Investment Company — 3.2%
353,110	JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.840% (b) (l) (Cost $353,110)	353,110

	Total Investments — 100.0% (Cost $8,573,194)	11,054,151
	Other Assets in Excess of Liabilities — 0.0% (g)	3,875

	NET ASSETS — 100.0%	$11,058,026

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	37

J.P. Morgan Mid Cap/Multi-Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

CVR	— Contingent Value Rights
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500.
(j)

—  All or a portion of this security is segregated as collateral for short sales. The total value of securities and cash segregated as collateral is approximately $20,404,000 and $109,968,000, respectively.

(l)	— The rate shown is the current yield as of June 30, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	39

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2017

(Amounts in thousands, except per share amounts)

	Growth Advantage Fund	Mid Cap Equity Fund		Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$6,906,629	$2,713,884		$2,975,793
Investments in affiliates, at value	246,532	119,456		139,641

Total investment securities, at value	7,153,161	2,833,340		3,115,434
Cash	—	—	(a)	—
Receivables:
Due from custodian	—	1,950		—
Investment securities sold	12,605	3,122		5,147
Fund shares sold	10,263	2,772		5,946
Dividends from non-affiliates	807	2,295		809
Dividends from affiliates	169	78		72

Total Assets	7,177,005	2,843,557		3,127,408

LIABILITIES:
Payables:
Investment securities purchased	8,523	15,465		26,018
Fund shares redeemed	64,462	17,337		10,301
Accrued liabilities:
Investment advisory fees	3,799	1,484		1,606
Administration fees	478	186		189
Distribution fees	700	97		261
Service fees	720	177		385
Custodian and accounting fees	14	7		8
Trustees’ and Chief Compliance Officer’s fees	16	—		—	(a)
Other	383	326		362

Total Liabilities	79,095	35,079		39,130

Net Assets	$7,097,910	$2,808,478		$3,088,278

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

	Growth Advantage Fund	Mid Cap Equity Fund	Mid Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$4,631,805	$1,927,673	$2,293,950
Accumulated undistributed (distributions in excess of) net investment income	(9,977)	2,627	(5,294)
Accumulated net realized gains (losses)	38,460	64,271	85,830
Net unrealized appreciation (depreciation)	2,437,622	813,907	713,792

Total Net Assets	$7,097,910	$2,808,478	$3,088,278

Net Assets:
Class A	$1,550,092	$378,055	$915,226
Class C	605,999	30,596	90,640
Class I (formerly Select Class)	1,691,899	778,378	1,050,151
Class R2	—	600	35,242
Class R3	20	—	152
Class R4	20	—	129
Class R5	95,952	1,804	247,068
Class R6	3,153,928	1,619,045	749,670

Total	$7,097,910	$2,808,478	$3,088,278

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	86,344	7,791	32,697
Class C	37,898	650	4,004
Class I (formerly Select Class)	91,931	15,844	33,038
Class R2	—	12	1,163
Class R3	1	—	5
Class R4	1	—	4
Class R5	5,134	37	7,700
Class R6	168,084	32,922	23,283

Net Asset Value (a):
Class A — Redemption price per share	$17.95	$48.53	$27.99
Class C — Offering price per share (b)	15.99	47.05	22.64
Class I (formerly Select Class) — Offering and redemption price per share	18.40	49.13	31.79
Class R2 — Offering and redemption price per share	—	48.21	30.31
Class R3 — Offering and redemption price per share	17.96	—	31.71
Class R4 — Offering and redemption price per share	18.40	—	31.77
Class R5 — Offering and redemption price per share	18.69	49.17	32.09
Class R6 — Offering and redemption price per share	18.76	49.18	32.20
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.94	$51.22	$29.54

Cost of investments in non-affiliates	$4,469,007	$1,899,977	$2,262,001
Cost of investments in affiliates	246,532	119,456	139,641

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	41

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund		Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$17,588,371	$111,505		$10,701,041
Investments in affiliates, at value	795,573	13,435		353,110

Total investment securities, at value	18,383,944	124,940		11,054,151
Restricted cash	—	17		—
Cash	—	69		—
Deposits at broker for futures contracts	—	185		—
Deposits at broker for securities sold short	—	109,951		—
Receivables:
Investment securities sold	20,062	515		—
Fund shares sold	75,610	4		18,539
Dividends from non-affiliates	25,267	194		8,599
Dividends from affiliates	413	8		258

Total Assets	18,505,296	235,883		11,081,547

LIABILITIES:
Payables:
Securities sold short, at value	—	109,316		—
Dividend expense to non-affiliates on securities sold short	—	67		—
Investment securities purchased	19,144	943		4,860
Fund shares redeemed	68,819	1,047		9,855
Variation margin on futures contracts	—	1		—
Accrued liabilities:
Investment advisory fees	9,597	54		5,555
Administration fees	1,200	—		668
Distribution fees	762	3		761
Service fees	1,108	24		696
Custodian and accounting fees	42	3		29
Trustees’ and Chief Compliance Officer’s fees	93	—	(a)	48
Other	1,519	40		1,049

Total Liabilities	102,284	111,498		23,521

Net Assets	$18,403,012	$124,385		$11,058,026

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid-in-Capital	$11,863,507	$116,891	$8,484,737
Accumulated undistributed (distributions in excess of) net investment income	72,501	(202)	57,021
Accumulated net realized gains (losses)	241,239	(7,525)	35,311
Net unrealized appreciation (depreciation)	6,225,765	15,221	2,480,957

Total Net Assets	$18,403,012	$124,385	$11,058,026

Net Assets:
Class A	$2,149,689	$5,295	$1,432,370
Class C	452,351	3,286	746,521
Class I (formerly Select Class)	2,902,646	115,804	2,165,577
Class L (formerly Institutional Class)	12,478,637	—	3,643,327
Class R2	85,287	—	—
Class R3	19,262	—	385
Class R4	3,537	—	34
Class R5	30,334	—	422
Class R6	281,269	—	3,069,390

Total	$18,403,012	$124,385	$11,058,026

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	56,864	531	42,888
Class C	12,446	353	22,487
Class I (formerly Select Class)	75,916	11,321	64,416
Class L (formerly Institutional Class)	322,404	—	108,326
Class R2	2,347	—	—
Class R3	511	—	12
Class R4	93	—	1
Class R5	784	—	12
Class R6	7,270	—	91,334

Net Asset Value (a):
Class A — Redemption price per share	$37.80	$9.97	$33.40
Class C — Offering price per share (b)	36.35	9.31	33.20
Class I (formerly Select Class) — Offering and redemption price per share	38.24	10.23	33.62
Class L (formerly Institutional Class) — Offering and redemption price per share	38.70	—	33.63
Class R2 — Offering and redemption price per share	36.33	—	—
Class R3 — Offering and redemption price per share	37.67	—	33.24
Class R4 — Offering and redemption price per share	38.16	—	33.55
Class R5 — Offering and redemption price per share	38.67	—	33.59
Class R6 — Offering and redemption price per share	38.69	—	33.61
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$39.89	$10.52	$35.25

Cost of investments in non-affiliates	$11,362,606	$93,859	$8,220,084
Cost of investments in affiliates	795,573	13,435	353,110
Proceeds from securities sold short	—	106,878	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	43

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2017

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund	Mid Cap Growth Fund
INVESTMENT INCOME:
Interest income from affiliates	$11		$4	$3
Dividend income from non-affiliates	42,896		30,604	19,191
Dividend income from affiliates	774		435	351

Total investment income	43,681		31,043	19,545

EXPENSES:
Investment advisory fees	41,539		16,901	18,725
Administration fees	5,226		2,127	2,356
Distribution fees:
Class A	3,978		886	2,296
Class C	4,427		236	697
Class R2	—		3	152
Class R3 (a)(b)	—	(c)	—	—	(c)
Service fees:
Class A	3,978		886	2,296
Class C	1,476		79	233
Class I (formerly Select Class)	3,014		1,743	2,363
Class R2	—		1	76
Class R3 (a)(b)	—	(c)	—	—	(c)
Class R4 (a)(b)	—	(c)	—	—	(c)
Class R5	55		2	144
Custodian and accounting fees	173		74	93
Interest expense to affiliates	—	(c)	—	—
Professional fees	100		71	77
Trustees’ and Chief Compliance Officer’s fees	48		33	31
Printing and mailing costs	368		235	228
Registration and filing fees	213		109	137
Transfer agency fees (See Note 2.E.)	213		43	430
Sub-transfer agency fees (See Note 2.E.)	2,009		949	1,712
Other	164		51	60

Total expenses	66,981		24,429	32,106

Less fees waived	(2,436)		(1,939)	(3,158)
Less expense reimbursements	(7)		(23)	(114)

Net expenses	64,538		22,467	28,834

Net investment income (loss)	(20,857)		8,576	(9,289)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	258,483		120,548	128,903
Change in net unrealized appreciation/depreciation on investments in non-affiliates	1,188,472		282,160	403,806

Net realized/unrealized gains (losses)	1,446,955		402,708	532,709

Change in net assets resulting from operations	$1,426,098		$411,284	$523,420

(a)	Commencement of offering of class of shares effective May 31, 2017 for Growth Advantage Fund.
(b)	Commencement of offering of class of shares effective September 9, 2016 for Mid Cap Growth Fund.
(c)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund	Value Advantage Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$— (a)	$—
Interest income from affiliates	—	(a)	— (a)	23
Dividend income from non-affiliates	287,975		2,230	216,570
Dividend income from affiliates	3,332		65	1,251
Interest income from non-affiliates on securities sold short	—		245	—
Foreign taxes withheld	63		—	71

Total investment income	291,370		2,540	217,915

EXPENSES:
Investment advisory fees	111,486		1,285	67,827
Administration fees	14,027		131	8,535
Distribution fees:
Class A	5,588		14	4,408
Class C	3,957		38	5,668
Class R2	338		—	—
Class R3 (b)	4		—	—	(a)
Service fees:
Class A	5,588		14	4,408
Class C	1,319		13	1,890
Class I (formerly Select Class)	6,710		375	3,688
Class L (formerly Institutional Class)	11,555		—	4,438
Class R2	169		—	—
Class R3 (b)	4		—	—	(a)
Class R4 (b)	1		—	—	(a)
Class R5 (b)	2		—	—	(a)
Custodian and accounting fees	470		34	285
Interest expense to affiliates	—	(a)	5	—
Professional fees	420		53	274
Interest expense to non-affiliates	—		— (a)	—
Trustees’ and Chief Compliance Officer’s fees	129		26	81
Printing and mailing costs	1,203		13	987
Registration and filing fees	589		41	368
Transfer agency fees (See Note 2.E.)	994		4	245
Sub-transfer agency fees (See Note 2.E.)	11,135		16	3,780
Other	398		7	172
Dividend expense to non-affiliates on securities sold short	—		1,846	—

Total expenses	176,086		3,915	107,054

Less fees waived	(19,838)		(448)	(8,721)
Less expense reimbursements	(5,540)		—	(588)

Net expenses	150,708		3,467	97,745

Net investment income (loss)	140,662		(927)	120,170

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	458,502		24,173	526,307
Futures	—		(234)	—
Securities sold short	—		(20,442)	—

Net realized gain (loss)	458,502		3,497	526,307

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,674,398		3,712	1,078,370
Futures	—		43	—
Securities sold short	—		(3,896)	—

Change in net unrealized appreciation/depreciation	1,674,398		(141)	1,078,370

Net realized/unrealized gains (losses)	2,132,900		3,356	1,604,677

Change in net assets resulting from operations	$2,273,562		$2,429	$1,724,847

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective September 9, 2016 for Mid Cap Value Fund and Value Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	45

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(20,857)	$(20,440)	$8,576	$8,836
Net realized gain (loss)	258,483	(145,387)	120,548	58,144
Change in net unrealized appreciation/depreciation	1,188,472	(181,585)	282,160	(300,510)

Change in net assets resulting from operations	1,426,098	(347,412)	411,284	(233,530)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(356)	(182)
From net realized gains	—	(57,173)	(10,459)	(12,309)
Class C
From net realized gains	—	(20,218)	(964)	(1,246)
Class I (formerly Select Class)
From net investment income	—	—	(2,165)	(2,603)
From net realized gains	—	(48,267)	(20,374)	(75,744)
Class R2
From net investment income	—	—	— (a)	— (a)
From net realized gains	—	—	(19)	(39)
Class R5
From net investment income	—	—	(11)	(7)
From net realized gains	—	(2,457)	(84)	(147)
Class R6
From net investment income	—	—	(6,472)	(3,761)
From net realized gains	—	(86,200)	(46,392)	(61,528)

Total distributions to shareholders	—	(214,315)	(87,296)	(157,566)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(291,788)	1,337,047	120,141	(547,848)

NET ASSETS:
Change in net assets	1,134,310	775,320	444,129	(938,944)
Beginning of period	5,963,600	5,188,280	2,364,349	3,303,293

End of period	$7,097,910	$5,963,600	$2,808,478	$2,364,349

Accumulated undistributed (distributions in excess of) net investment income	$(9,977)	$(8,414)	$2,627	$3,375

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

	Mid Cap Growth Fund		Mid Cap Value Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(9,289)	$(11,080)	$140,662	$133,064
Net realized gain (loss)	128,903	181,344	458,502	921,071
Change in net unrealized appreciation/depreciation	403,806	(478,421)	1,674,398	(753,064)

Change in net assets resulting from operations	523,420	(308,157)	2,273,562	301,071

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(9,018)	(9,590)
From net realized gains	(449)	(56,339)	(135,546)	(130,210)
Class C
From net realized gains	(55)	(6,714)	(33,147)	(31,402)
Class I (formerly Select Class)
From net investment income	—	—	(17,549)	(14,584)
From net realized gains	(390)	(50,435)	(155,821)	(117,229)
Class L (formerly Institutional Class)
From net investment income	—	—	(100,129)	(89,774)
From net realized gains	—	—	(669,173)	(526,794)
Class R2
From net investment income	—	—	(133)	(113)
From net realized gains	(11)	(1,533)	(4,114)	(3,769)
Class R3 (a)
From net investment income	—	—	— (b)	—
From net realized gains	— (b)	—	(1)	—
Class R4 (a)
From net investment income	—	—	— (b)	—
From net realized gains	— (b)	—	(1)	—
Class R5 (c)
From net investment income	—	—	— (b)	—
From net realized gains	(96)	(8,974)	(1)	—
Class R6 (c)
From net investment income	—	—	(437)	—
From net realized gains	(275)	(23,518)	(2,480)	—

Total distributions to shareholders	(1,276)	(147,513)	(1,127,550)	(923,465)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(285,349)	244,627	1,692,858	227,463

NET ASSETS:
Change in net assets	236,795	(211,043)	2,838,870	(394,931)
Beginning of period	2,851,483	3,062,526	15,564,142	15,959,073

End of period	$3,088,278	$2,851,483	$18,403,012	$15,564,142

Accumulated undistributed (distributions in excess of) net investment income	$(5,294)	$(4,220)	$72,501	$59,105

(a)	Commencement of offering of class of shares effective September 9, 2016 for Mid Cap Growth and Mid Cap Value Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective September 9, 2016 for Mid Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	47

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(927)	$(1,875)	$120,170	$137,198
Net realized gain (loss)	3,497	30,953	526,307	(206,123)
Change in net unrealized appreciation/depreciation	(141)	(24,115)	1,078,370	(248,822)

Change in net assets resulting from operations	2,429	4,963	1,724,847	(317,747)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(17,004)	(13,377)
From net realized gains	—	—	—	(22,474)
Class C
From net investment income	—	—	(4,071)	(1,450)
From net realized gains	—	—	—	(7,412)
Class I (formerly Select Class)
From net investment income	—	—	(17,338)	(9,572)
From net realized gains	—	—	—	(14,779)
Class L (formerly Institutional Class)
From net investment income	—	—	(51,645)	(77,515)
From net realized gains	—	—	—	(69,917)
Class R3 (a)
From net investment income	—	—	— (b)	—
Class R4 (a)
From net investment income	—	—	— (b)	—
Class R5 (a)
From net investment income	—	—	— (b)	—
Class R6 (a)
From net investment income	—	—	(44,017)	—

Total distributions to shareholders	—	—	(134,075)	(216,496)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(66,147)	(107,540)	(623,697)	(669,313)

NET ASSETS:
Change in net assets	(63,718)	(102,577)	967,075	(1,203,556)
Beginning of period	188,103	290,680	10,090,951	11,294,507

End of period	$124,385	$188,103	$11,058,026	$10,090,951

Accumulated undistributed (distributions in excess of) net investment income	$(202)	$(583)	$57,021	$73,682

(a)	Commencement of offering of class of shares effective September 9, 2016 for Value Advantage Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

	Growth Advantage Fund		Mid Cap Equity Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$381,174	$1,090,924	$121,592	$174,026
Distributions reinvested	—	56,255	10,791	12,454
Cost of shares redeemed	(822,569)	(535,940)	(133,304)	(64,301)

Change in net assets resulting from Class A capital transactions	$(441,395)	$611,239	$(921)	$122,179

Class C
Proceeds from shares issued	$114,033	$406,222	$7,205	$12,272
Distributions reinvested	—	18,351	964	1,246
Cost of shares redeemed	(227,966)	(105,053)	(13,282)	(4,843)

Change in net assets resulting from Class C capital transactions	$(113,933)	$319,520	$(5,113)	$8,675

Class I (formerly Select Class)
Proceeds from shares issued	$917,922	$709,570	$289,476	$250,507
Distributions reinvested	—	31,907	19,559	64,677
Cost of shares redeemed	(424,343)	(865,494)	(241,418)	(1,207,577)

Change in net assets resulting from Class I capital transactions	$493,579	$(124,017)	$67,617	$(892,393)

Class R2
Proceeds from shares issued	$—	$—	$107	$235
Distributions reinvested	—	—	13	27
Cost of shares redeemed	—	—	(284)	(320)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$(164)	$(58)

Class R3 (a)
Proceeds from shares issued	$20	$—	$—	$—

Change in net assets resulting from Class R3 capital transactions	$20	$—	$—	$—

Class R4 (a)
Proceeds from shares issued	$20	$—	$—	$—

Change in net assets resulting from Class R4 capital transactions	$20	$—	$—	$—

Class R5
Proceeds from shares issued	$17,853	$41,933	$831	$2,174
Distributions reinvested	—	2,457	95	154
Cost of shares redeemed	(23,614)	(15,257)	(2,320)	(861)

Change in net assets resulting from Class R5 capital transactions	$(5,761)	$29,133	$(1,394)	$1,467

Class R6
Proceeds from shares issued	$161,959	$708,587	$173,778	$260,148
Distributions reinvested	—	83,297	52,511	65,041
Cost of shares redeemed	(386,277)	(290,712)	(166,173)	(112,907)

Change in net assets resulting from Class R6 capital transactions	$(224,318)	$501,172	$60,116	$212,282

Total change in net assets resulting from capital transactions	$(291,788)	$1,337,047	$120,141	$(547,848)

(a)	Commencement of offering of class of shares effective May 31, 2017 for Growth Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	23,931	73,064	2,680	4,101
Reinvested	—	3,824	244	299
Redeemed	(51,511)	(37,546)	(2,942)	(1,522)

Change in Class A Shares	(27,580)	39,342	(18)	2,878

Class C
Issued	7,911	30,118	164	297
Reinvested	—	1,389	22	30
Redeemed	(16,036)	(8,092)	(302)	(116)

Change in Class C Shares	(8,125)	23,415	(116)	211

Class I (formerly Select Class)
Issued	55,638	46,757	6,309	5,728
Reinvested	—	2,122	436	1,536
Redeemed	(26,275)	(62,228)	(5,239)	(30,292)

Change in Class I Shares	29,363	(13,349)	1,506	(23,028)

Class R2
Issued	—	—	2	6
Reinvested	—	—	— (a)	1
Redeemed	—	—	(6)	(8)

Change in Class R2 Shares	—	—	(4)	(1)

Class R3 (b)
Issued	1	—	—	—

Change in Class R3 Shares	1	—	—	—

Class R4 (b)
Issued	1	—	—	—

Change in Class R4 Shares	1	—	—	—

Class R5
Issued	1,062	2,743	19	47
Reinvested	—	161	2	4
Redeemed	(1,434)	(1,010)	(49)	(20)

Change in Class R5 Shares	(372)	1,894	(28)	31

Class R6
Issued	9,786	47,326	3,807	6,062
Reinvested	—	5,459	1,169	1,544
Redeemed	(23,089)	(19,751)	(3,615)	(2,766)

Change in Class R6 Shares	(13,303)	33,034	1,361	4,840

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective May 31, 2017 for Growth Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

	Mid Cap Growth Fund		Mid Cap Value Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$98,041	$297,295	$419,157	$358,763
Distributions reinvested	434	54,215	131,659	127,887
Cost of shares redeemed	(295,300)	(221,243)	(852,023)	(694,701)

Change in net assets resulting from Class A capital transactions	$(196,825)	$130,267	$(301,207)	$(208,051)

Class C
Proceeds from shares issued	$16,838	$56,492	$23,292	$28,896
Distributions reinvested	49	5,744	26,948	25,199
Cost of shares redeemed	(38,935)	(23,954)	(180,218)	(73,557)

Change in net assets resulting from Class C capital transactions	$(22,048)	$38,282	$(129,978)	$(19,462)

Class I (formerly Select Class)
Proceeds from shares issued	$310,137	$596,426	$963,041	$575,208
Distributions reinvested	339	41,535	157,140	119,621
Cost of shares redeemed	(362,253)	(484,304)	(727,688)	(626,053)
Redemptions in-kind (See Note 7)	—	(602,118)	—	—

Change in net assets resulting from Class I capital transactions	$(51,777)	$(448,461)	$392,493	$68,776

Class L (formerly Institutional Class)
Proceeds from shares issued	$—	$—	$3,537,449	$2,148,891
Distributions reinvested	—	—	668,445	515,077
Cost of shares redeemed	—	—	(2,817,548)	(2,275,447)

Change in net assets resulting from Class L capital transactions	$—	$—	$1,388,346	$388,521

Class R2
Proceeds from shares issued	$17,018	$31,035	$37,304	$14,006
Distributions reinvested	10	1,494	3,910	3,715
Cost of shares redeemed	(19,788)	(6,825)	(26,653)	(20,042)

Change in net assets resulting from Class R2 capital transactions	$(2,760)	$25,704	$14,561	$(2,321)

Class R3 (a)
Proceeds from shares issued	$154	$—	$19,636	$—
Distributions reinvested	— (b)	—	1	—
Cost of shares redeemed	(12)	—	(706)	—

Change in net assets resulting from Class R3 capital transactions	$142	$—	$18,931	$—

Class R4 (a)
Proceeds from shares issued	$122	$—	$3,529	$—
Distributions reinvested	— (b)	—	1	—
Cost of shares redeemed	(2)	—	(38)	—

Change in net assets resulting from Class R4 capital transactions	$120	$—	$3,492	$—

Class R5 (c)
Proceeds from shares issued	$40,930	$120,489	$30,405	$—
Distributions reinvested	91	8,974	1	—
Cost of shares redeemed	(60,912)	(42,206)	(421)	—

Change in net assets resulting from Class R5 capital transactions	$(19,891)	$87,257	$29,985	$—

Class R6 (c)
Proceeds from shares issued	$197,543	$509,276	$292,949	$—
Distributions reinvested	274	23,176	2,917	—
Cost of shares redeemed	(190,127)	(120,874)	(19,631)	—

Change in net assets resulting from Class R6 capital transactions	$7,690	$411,578	$276,235	$—

Total change in net assets resulting from capital transactions	$(285,349)	$244,627	$1,692,858	$227,463

(a)	Commencement of offering of class of shares effective September 9, 2016 for Mid Cap Growth and Mid Cap Value Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective September 9, 2016 for Mid Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Growth Fund		Mid Cap Value Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	3,890	11,900	11,445	10,465
Reinvested	18	2,266	3,648	3,881
Redeemed	(11,718)	(9,178)	(23,250)	(20,274)

Change in Class A Shares	(7,810)	4,988	(8,157)	(5,928)

Class C
Issued	818	2,722	663	877
Reinvested	3	295	778	794
Redeemed	(1,896)	(1,230)	(5,080)	(2,221)

Change in Class C Shares	(1,075)	1,787	(3,639)	(550)

Class I (formerly Select Class)
Issued	10,786	21,225	26,028	16,809
Reinvested	12	1,536	4,300	3,589
Redeemed	(12,803)	(17,722)	(19,566)	(18,078)
Redemptions in-kind (See Note 7)	—	(20,287)	—	—

Change in Class I Shares	(2,005)	(15,248)	10,762	2,320

Class L (formerly Institutional Class)
Issued	—	—	94,419	61,500
Reinvested	—	—	18,060	15,274
Redeemed	—	—	(75,042)	(65,137)

Change in Class L Shares	—	—	37,437	11,637

Class R2
Issued	629	1,143	1,050	421
Reinvested	— (a)	57	113	117
Redeemed	(729)	(266)	(754)	(606)

Change in Class R2 Shares	(100)	934	409	(68)

Class R3 (b)
Issued	5	—	530	—
Reinvested	— (a)	—	— (a)	—
Redeemed	— (a)	—	(19)	—

Change in Class R3 Shares	5	—	511	—

Class R4 (b)
Issued	4	—	94	—
Reinvested	— (a)	—	— (a)	—
Redeemed	— (a)	—	(1)	—

Change in Class R4 Shares	4	—	93	—

Class R5 (c)
Issued	1,404	4,352	795	—
Reinvested	3	329	— (a)	—
Redeemed	(2,103)	(1,554)	(11)	—

Change in Class R5 Shares	(696)	3,127	784	—

Class R6 (c)
Issued	6,766	18,275	7,706	—
Reinvested	10	849	79	—
Redeemed	(6,595)	(4,509)	(515)	—

Change in Class R6 Shares	181	14,615	7,270	—

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective September 9, 2016 for Mid Cap Growth and Mid Cap Value Fund.
(c)	Commencement of offering of class of shares effective September 9, 2016 for Mid Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,341	$3,218	$526,758	$696,311
Distributions reinvested	—	—	16,190	34,339
Cost of shares redeemed	(2,701)	(2,889)	(1,438,824)	(1,032,013)

Change in net assets resulting from Class A capital transactions	$(1,360)	$329	$(895,876)	$(301,363)

Class C
Proceeds from shares issued	$57	$1,852	$124,351	$188,939
Distributions reinvested	—	—	3,544	7,489
Cost of shares redeemed	(2,962)	(2,446)	(223,429)	(140,118)

Change in net assets resulting from Class C capital transactions	$(2,905)	$(594)	$(95,534)	$56,310

Class I (formerly Select Class)
Proceeds from shares issued	$1,846	$4,346	$1,247,895	$675,086
Distributions reinvested	—	—	12,528	17,378
Cost of shares redeemed	(63,728)	(111,621)	(728,849)	(2,253,026)

Change in net assets resulting from Class I capital transactions	$(61,882)	$(107,275)	$531,574	$(1,560,562)

Class L (formerly Institutional Class)
Proceeds from shares issued	$—	$—	$1,631,959	$3,435,571
Distributions reinvested	—	—	45,687	138,955
Cost of shares redeemed	—	—	(3,876,760)	(2,438,224)
Redemptions in-kind (See Note 7)	—	—	(644,712)	—

Change in net assets resulting from Class L capital transactions	$—	$—	$(2,843,826)	$1,136,302

Class R3 (a)
Proceeds from shares issued	$—	$—	$393	$—
Distributions reinvested	—	—	— (b)	—
Cost of shares redeemed	—	—	(15)	—

Change in net assets resulting from Class R3 capital transactions	$—	$—	$378	$—

Class R4 (a)
Proceeds from shares issued	$—	$—	$31	$—
Distributions reinvested	—	—	— (b)	—
Cost of shares redeemed	—	—	— (b)	—

Change in net assets resulting from Class R4 capital transactions	$—	$—	$31	$—

Class R5 (a)
Proceeds from shares issued	$—	$—	$415	$—
Distributions reinvested	—	—	— (b)	—
Cost of shares redeemed	—	—	— (b)	—

Change in net assets resulting from Class R5 capital transactions	$—	$—	$415	$—

Class R6 (a)
Proceeds from shares issued	$—	$—	$2,989,115	$—
Distributions reinvested	—	—	44,017	—
Cost of shares redeemed	—	—	(353,991)	—

Change in net assets resulting from Class R6 capital transactions	$—	$—	$2,679,141	$—

Total change in net assets resulting from capital transactions	$(66,147)	$(107,540)	$(623,697)	$(669,313)

(a)	Commencement of offering of class of shares effective September 9, 2016 for Value Advantage Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	133	316	16,726	24,694
Reinvested	—	—	497	1,244
Redeemed	(270)	(284)	(45,710)	(36,328)

Change in Class A Shares	(137)	32	(28,487)	(10,390)

Class C
Issued	6	194	3,919	6,724
Reinvested	—	—	109	273
Redeemed	(315)	(258)	(7,093)	(5,029)

Change in Class C Shares	(309)	(64)	(3,065)	1,968

Class I (formerly Select Class)
Issued	180	416	38,266	24,052
Reinvested	—	—	383	626
Redeemed	(6,171)	(10,669)	(23,245)	(78,871)

Change in Class I Shares	(5,991)	(10,253)	15,404	(54,193)

Class L (formerly Institutional Class)
Issued	—	—	51,361	120,136
Reinvested	—	—	1,397	5,004
Redeemed	—	—	(129,686)	(88,948)
Redemptions in-kind (See Note 7)	—	—	(19,228)	—

Change in Class L Shares	—	—	(96,156)	36,192

Class R3 (a)
Issued	—	—	12	—
Reinvested	—	—	— (b)	—
Redeemed	—	—	— (b)	—

Change in Class R3 Shares	—	—	12	—

Class R4 (a)
Issued	—	—	1	—
Reinvested	—	—	— (b)	—

Change in Class R4 Shares	—	—	1	—

Class R5 (a)
Issued	—	—	12	—
Reinvested	—	—	— (b)	—
Redeemed	—	—	— (b)	—

Change in Class R5 Shares	—	—	12	—

Class R6 (a)
Issued	—	—	100,995	—
Reinvested	—	—	1,347	—
Redeemed	—	—	(11,008)	—

Change in Class R6 Shares	—	—	91,334	—

(a)	Commencement of offering of class of shares effective September 9, 2016 for Value Advantage Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	55

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Growth Advantage Fund
Class A
Year Ended June 30, 2017	$14.42	$(0.09)		$3.62	$3.53	$—	$—	$—
Year Ended June 30, 2016	15.74	(0.08)		(0.71)	(0.79)	—	(0.53)	(0.53)
Year Ended June 30, 2015	14.24	(0.10)		2.17	2.07	—	(0.57)	(0.57)
Year Ended June 30, 2014	11.43	(0.07)		3.52	3.45	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.49	0.01	(f)	1.97	1.98	(0.01)	(0.03)	(0.04)

Class C
Year Ended June 30, 2017	12.91	(0.15)		3.23	3.08	—	—	—
Year Ended June 30, 2016	14.22	(0.14)		(0.64)	(0.78)	—	(0.53)	(0.53)
Year Ended June 30, 2015	12.98	(0.15)		1.96	1.81	—	(0.57)	(0.57)
Year Ended June 30, 2014	10.51	(0.12)		3.23	3.11	—	(0.64)	(0.64)
Year Ended June 30, 2013	8.77	(0.04	)(f)	1.81	1.77	—	(0.03)	(0.03)

Class I (formerly Select Class)
Year Ended June 30, 2017	14.75	(0.05)		3.70	3.65	—	—	—
Year Ended June 30, 2016	16.06	(0.06)		(0.72)	(0.78)	—	(0.53)	(0.53)
Year Ended June 30, 2015	14.50	(0.07)		2.20	2.13	—	(0.57)	(0.57)
Year Ended June 30, 2014	11.60	(0.04)		3.58	3.54	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.63	0.04	(f)	1.98	2.02	(0.02)	(0.03)	(0.05)

Class R3
May 31, 2017 (g) through June 30, 2017	17.85	(0.01)		0.12	0.11	—	—	—

Class R4
May 31, 2017 (g) through June 30, 2017	18.29	—	(h)	0.11	0.11	—	—	—

Class R5
Year Ended June 30, 2017	14.96	(0.03)		3.76	3.73	—	—	—
Year Ended June 30, 2016	16.25	(0.03)		(0.73)	(0.76)	—	(0.53)	(0.53)
Year Ended June 30, 2015	14.63	(0.04)		2.23	2.19	—	(0.57)	(0.57)
Year Ended June 30, 2014	11.68	(0.02)		3.61	3.59	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.69	0.06	(f)	2.01	2.07	(0.05)	(0.03)	(0.08)

Class R6
Year Ended June 30, 2017	15.00	(0.01)		3.77	3.76	—	—	—
Year Ended June 30, 2016	16.27	(0.01)		(0.73)	(0.74)	—	(0.53)	(0.53)
Year Ended June 30, 2015	14.64	(0.03)		2.23	2.20	—	(0.57)	(0.57)
December 23, 2013 (g) through June 30, 2014	13.86	(0.01)		0.79	0.78	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.02), $(0.06), $0.01 and $0.03 for Class A, Class C, Class I and Class R5 Shares, respectively, and the net investment income (loss) ratio would have been (0.17)%, (0.66)%, 0.09% and 0.27% for Class A, Class C, Class I and Class R5 Shares, respectively.
(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$17.95	24.48%	$1,550,092	1.24%	(0.56)%		1.32%	34%
14.42	(5.07)	1,643,136	1.25	(0.55)		1.35	46
15.74	14.99	1,174,260	1.24	(0.65)		1.35	46
14.24	30.69	717,564	1.24	(0.51)		1.31	62
11.43	20.95	276,670	1.24	0.11	(f)	1.28	76

15.99	23.86	605,999	1.74	(1.06)		1.82	34
12.91	(5.55)	594,190	1.75	(1.04)		1.85	46
14.22	14.43	321,500	1.74	(1.14)		1.84	46
12.98	30.12	144,229	1.74	(1.01)		1.81	62
10.51	20.27	42,655	1.74	(0.38	)(f)	1.78	76

18.40	24.75	1,691,899	1.00	(0.31)		1.04	34
14.75	(4.91)	922,981	1.08	(0.41)		1.09	46
16.06	15.14	1,219,501	1.09	(0.48)		1.09	46
14.50	31.03	975,175	1.05	(0.30)		1.06	62
11.60	21.14	842,783	1.03	0.37	(f)	1.03	76

17.96	0.62	20	1.25	(0.55)		1.25	34

18.40	0.60	20	0.99	(0.29)		1.00	34

18.69	24.93	95,952	0.85	(0.17)		0.88	34
14.96	(4.72)	82,358	0.89	(0.20)		0.90	46
16.25	15.42	58,686	0.86	(0.25)		0.87	46
14.63	31.25	1,453,864	0.85	(0.11)		0.86	62
11.68	21.49	835,233	0.83	0.55	(f)	0.84	76

18.76	25.07	3,153,928	0.74	(0.06)		0.75	34
15.00	(4.59)	2,720,935	0.76	(0.07)		0.76	46
16.27	15.48	2,414,333	0.76	(0.17)		0.77	46
14.64	5.63	271,958	0.80	(0.15)		0.82	62

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	57

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Equity Fund
Class A
Year Ended June 30, 2017	$42.95	$(0.02)		$7.02	$7.00	$(0.05)	$(1.37)	$(1.42)
Year Ended June 30, 2016	47.12	(0.01)		(2.02)	(2.03)	(0.03)	(2.11)	(2.14)
Year Ended June 30, 2015	44.91	(0.03)		4.32	4.29	(0.02)	(2.06)	(2.08)
Year Ended June 30, 2014	38.10	(0.04)		10.25	10.21	(0.02)	(3.38)	(3.40)
Year Ended June 30, 2013	30.97	0.10	(f)	7.36	7.46	(0.07)	(0.26)	(0.33)

Class C
Year Ended June 30, 2017	41.85	(0.25)		6.82	6.57	—	(1.37)	(1.37)
Year Ended June 30, 2016	46.16	(0.23)		(1.97)	(2.20)	—	(2.11)	(2.11)
Year Ended June 30, 2015	44.21	(0.25)		4.23	3.98	—	(2.03)	(2.03)
Year Ended June 30, 2014	37.71	(0.24)		10.12	9.88	—	(3.38)	(3.38)
Year Ended June 30, 2013	30.75	(0.07	)(f)	7.29	7.22	— (g)	(0.26)	(0.26)

Class I (formerly Select Class)
Year Ended June 30, 2017	43.41	0.14		7.09	7.23	(0.14)	(1.37)	(1.51)
Year Ended June 30, 2016	47.47	0.11		(1.99)	(1.88)	(0.07)	(2.11)	(2.18)
Year Ended June 30, 2015	45.15	0.13		4.34	4.47	(0.09)	(2.06)	(2.15)
Year Ended June 30, 2014	38.22	0.11		10.30	10.41	(0.10)	(3.38)	(3.48)
Year Ended June 30, 2013	31.05	0.20	(f)	7.40	7.60	(0.17)	(0.26)	(0.43)

Class R2
Year Ended June 30, 2017	42.75	(0.14)		6.98	6.84	(0.01)	(1.37)	(1.38)
Year Ended June 30, 2016	46.98	(0.13)		(1.99)	(2.12)	—	(2.11)	(2.11)
Year Ended June 30, 2015	44.87	(0.14)		4.30	4.16	—	(2.05)	(2.05)
March 14, 2014 (h) through June 30, 2014	42.92	(0.05)		2.01	1.96	(0.01)	—	(0.01)

Class R5
Year Ended June 30, 2017	43.43	0.18		7.11	7.29	(0.18)	(1.37)	(1.55)
Year Ended June 30, 2016	47.49	0.18		(2.03)	(1.85)	(0.10)	(2.11)	(2.21)
Year Ended June 30, 2015	45.15	0.20		4.33	4.53	(0.13)	(2.06)	(2.19)
March 14, 2014 (h) through June 30, 2014	43.14	0.04		2.02	2.06	(0.05)	—	(0.05)

Class R6
Year Ended June 30, 2017	43.44	0.21		7.09	7.30	(0.19)	(1.37)	(1.56)
Year Ended June 30, 2016	47.49	0.20		(2.02)	(1.82)	(0.12)	(2.11)	(2.23)
Year Ended June 30, 2015	45.15	0.20		4.34	4.54	(0.14)	(2.06)	(2.20)
March 14, 2014 (h) through June 30, 2014	43.14	0.04		2.02	2.06	(0.05)	—	(0.05)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.03, $(0.14) and $0.14 for Class A, Class C and Class I Shares, respectively, and the net investment income (loss) ratio would have been 0.09%, (0.39)% and 0.39% for Class A, Class C and Class I Shares , respectively.
(g)	Amount rounds to less than $0.005.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$48.53	16.61%	$378,055	1.24%	(0.05)%		1.37%	38%
42.95	(4.17)	335,424	1.25	(0.03)		1.43	39
47.12	9.99	232,320	1.24	(0.06)		1.44	41
44.91	27.96	156,016	1.24	(0.08)		1.41	47
38.10	24.23	21,171	1.24	0.27	(f)	1.49	67

47.05	16.01	30,596	1.74	(0.56)		1.92	38
41.85	(4.64)	32,045	1.75	(0.54)		1.96	39
46.16	9.44	25,597	1.74	(0.56)		1.91	41
44.21	27.34	20,018	1.74	(0.57)		1.93	47
37.71	23.60	6,136	1.74	(0.21	)(f)	2.00	67

49.13	17.01	778,378	0.89	0.30		1.08	38
43.41	(3.81)	622,440	0.90	0.25		1.20	39
47.47	10.35	1,773,929	0.89	0.29		1.16	41
45.15	28.45	1,773,321	0.89	0.27		1.18	47
38.22	24.64	932,920	0.89	0.57	(f)	1.23	67

48.21	16.30	600	1.49	(0.31)		1.69	38
42.75	(4.38)	688	1.50	(0.30)		1.81	39
46.98	9.71	823	1.49	(0.31)		1.69	41
44.87	4.56	688	1.47	(0.41)		1.60	47

49.17	17.14	1,804	0.79	0.40		0.87	38
43.43	(3.73)	2,840	0.80	0.42		0.91	39
47.49	10.49	1,636	0.79	0.43		0.88	41
45.15	4.77	91	0.78	0.27		0.91	47

49.18	17.18	1,619,045	0.74	0.45		0.75	38
43.44	(3.66)	1,370,912	0.74	0.46		0.77	39
47.49	10.53	1,268,988	0.74	0.45		0.80	41
45.15	4.78	823,036	0.73	0.34		0.86	47

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Mid Cap Growth Fund
Class A
Year Ended June 30, 2017	$23.43	$(0.14)		$4.71	$4.57	$(0.01)
Year Ended June 30, 2016	27.71	(0.15)		(2.67)	(2.82)	(1.46)
Year Ended June 30, 2015	27.49	(0.18)		3.19	3.01	(2.79)
Year Ended June 30, 2014	22.99	(0.13	)(f)	7.42	7.29	(2.79)
Year Ended June 30, 2013	19.52	(0.04	)(g)	4.50	4.46	(0.99)

Class C
Year Ended June 30, 2017	19.05	(0.22)		3.82	3.60	(0.01)
Year Ended June 30, 2016	22.93	(0.22)		(2.20)	(2.42)	(1.46)
Year Ended June 30, 2015	23.35	(0.26)		2.63	2.37	(2.79)
Year Ended June 30, 2014	19.97	(0.22	)(f)	6.39	6.17	(2.79)
Year Ended June 30, 2013	17.17	(0.12	)(g)	3.91	3.79	(0.99)

Class I (formerly Select Class)
Year Ended June 30, 2017	26.52	(0.07)		5.35	5.28	(0.01)
Year Ended June 30, 2016	31.06	(0.09)		(2.99)	(3.08)	(1.46)
Year Ended June 30, 2015	30.39	(0.11)		3.57	3.46	(2.79)
Year Ended June 30, 2014	25.08	(0.06	)(f)	8.16	8.10	(2.79)
Year Ended June 30, 2013	21.15	0.03	(g)	4.89	4.92	(0.99)

Class R2
Year Ended June 30, 2017	25.41	(0.21)		5.12	4.91	(0.01)
Year Ended June 30, 2016	29.96	(0.18)		(2.91)	(3.09)	(1.46)
Year Ended June 30, 2015	29.54	(0.24)		3.45	3.21	(2.79)
Year Ended June 30, 2014	24.56	(0.20	)(f)	7.97	7.77	(2.79)
Year Ended June 30, 2013	20.83	(0.07	)(g)	4.79	4.72	(0.99)

Class R3
September 9, 2016 (h) through June 30, 2017	27.06	(0.13)		4.79	4.66	(0.01)

Class R4
September 9, 2016 (h) through June 30, 2017	27.06	(0.06)		4.78	4.72	(0.01)

Class R5
Year Ended June 30, 2017	26.74	(0.03)		5.39	5.36	(0.01)
Year Ended June 30, 2016	31.26	(0.03)		(3.03)	(3.06)	(1.46)
Year Ended June 30, 2015	30.52	(0.07)		3.60	3.53	(2.79)
Year Ended June 30, 2014	25.15	(0.02	)(f)	8.18	8.16	(2.79)
Year Ended June 30, 2013	21.18	0.06	(g)	4.90	4.96	(0.99)

Class R6
Year Ended June 30, 2017	26.82	(0.02)		5.41	5.39	(0.01)
Year Ended June 30, 2016	31.33	(0.02)		(3.03)	(3.05)	(1.46)
Year Ended June 30, 2015	30.57	(0.06)		3.61	3.55	(2.79)
Year Ended June 30, 2014	25.17	—	(f)(i)	8.19	8.19	(2.79)
Year Ended June 30, 2013	21.19	0.08	(g)	4.89	4.97	(0.99)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $(0.14), $(0.23), $(0.06), $(0.20), $(0.02) and $(0.01) and for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been (0.53)%, (1.03)%, (0.22)%, (0.73)%, (0.08)%, (0.03)% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.09), $(0.17), $(0.02), $(0.13), $0.01 and $0.02 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been (0.42)%, (0.92)%, (0.10)%, (0.57)%, 0.04% and 0.09% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.
(h)	Commencement of offering of class of shares.
(i)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$27.99	19.52%	$915,226	1.23%	(0.56)%		1.36%	41%
23.43	(10.29)	949,148	1.24	(0.59)		1.40	56
27.71	12.37	984,262	1.23	(0.68)		1.35	57
27.49	33.44	765,310	1.24	(0.51	)(f)	1.37	69
22.99	23.70	586,787	1.23	(0.17	)(g)	1.45	70

22.64	18.92	90,640	1.73	(1.06)		1.85	41
19.05	(10.70)	96,729	1.74	(1.08)		1.90	56
22.93	11.78	75,494	1.73	(1.19)		1.86	57
23.35	32.85	41,047	1.73	(1.01	)(f)	1.86	69
19.97	23.03	23,745	1.73	(0.67	)(g)	1.95	70

31.79	19.92	1,050,151	0.92	(0.25)		1.08	41
26.52	(10.01)	929,489	0.93	(0.31)		1.13	56
31.06	12.68	1,562,284	0.92	(0.37)		1.12	57
30.39	33.91	1,254,748	0.93	(0.20	)(f)	1.12	69
25.08	24.06	894,740	0.93	0.14	(g)	1.20	70

30.31	19.34	35,242	1.42	(0.74)		1.69	41
25.41	(10.42)	32,092	1.40	(0.71)		1.71	56
29.96	12.18	9,868	1.39	(0.85)		1.64	57
29.54	33.25	1,852	1.40	(0.71	)(f)	1.59	69
24.56	23.46	320	1.39	(0.32	)(g)	1.71	70

31.71	17.24	152	1.23	(0.54)		1.42	41

31.77	17.46	129	0.98	(0.23)		1.10	41

32.09	20.06	247,068	0.78	(0.10)		0.89	41
26.74	(9.87)	224,498	0.79	(0.13)		0.91	56
31.26	12.87	164,713	0.78	(0.25)		0.87	57
30.52	34.06	27,454	0.79	(0.06	)(f)	0.92	69
25.15	24.22	17,848	0.79	0.28	(g)	1.00	70

32.20	20.11	749,670	0.73	(0.06)		0.76	41
26.82	(9.82)	619,527	0.73	(0.06)		0.77	56
31.33	12.92	265,905	0.73	(0.19)		0.78	57
30.57	34.16	86,150	0.74	(0.01	)(f)	0.86	69
25.17	24.26	47,434	0.74	0.34	(g)	0.98	70

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Fund
Class A
Year Ended June 30, 2017	$35.41	$0.17		$4.60	$4.77	$(0.14)	$(2.24)	$(2.38)
Year Ended June 30, 2016	36.98	0.19		0.33	0.52	(0.14)	(1.95)	(2.09)
Year Ended June 30, 2015	37.25	0.20		2.52	2.72	(0.20)	(2.79)	(2.99)
Year Ended June 30, 2014	31.68	0.15	(f)	7.02	7.17	(0.15)	(1.45)	(1.60)
Year Ended June 30, 2013	25.80	0.19	(g)	6.20	6.39	(0.29)	(0.22)	(0.51)

Class C
Year Ended June 30, 2017	34.17	(0.02)		4.44	4.42	—	(2.24)	(2.24)
Year Ended June 30, 2016	35.79	0.01		0.32	0.33	—	(1.95)	(1.95)
Year Ended June 30, 2015	36.19	0.01		2.44	2.45	(0.06)	(2.79)	(2.85)
Year Ended June 30, 2014	30.84	(0.03	)(f)	6.83	6.80	— (h)	(1.45)	(1.45)
Year Ended June 30, 2013	25.14	0.05	(g)	6.03	6.08	(0.16)	(0.22)	(0.38)

Class I (formerly Select Class)
Year Ended June 30, 2017	35.79	0.27		4.66	4.93	(0.24)	(2.24)	(2.48)
Year Ended June 30, 2016	37.36	0.28		0.33	0.61	(0.23)	(1.95)	(2.18)
Year Ended June 30, 2015	37.61	0.28		2.55	2.83	(0.29)	(2.79)	(3.08)
Year Ended June 30, 2014	31.95	0.23	(f)	7.10	7.33	(0.22)	(1.45)	(1.67)
Year Ended June 30, 2013	26.01	0.27	(g)	6.24	6.51	(0.35)	(0.22)	(0.57)

Class L (formerly Institutional Class)
Year Ended June 30, 2017	36.19	0.36		4.71	5.07	(0.32)	(2.24)	(2.56)
Year Ended June 30, 2016	37.76	0.37		0.33	0.70	(0.32)	(1.95)	(2.27)
Year Ended June 30, 2015	37.99	0.40		2.56	2.96	(0.40)	(2.79)	(3.19)
Year Ended June 30, 2014	32.26	0.32	(f)	7.17	7.49	(0.31)	(1.45)	(1.76)
Year Ended June 30, 2013	26.24	0.34	(g)	6.31	6.65	(0.41)	(0.22)	(0.63)

Class R2
Year Ended June 30, 2017	34.14	0.07		4.43	4.50	(0.07)	(2.24)	(2.31)
Year Ended June 30, 2016	35.73	0.10		0.32	0.42	(0.06)	(1.95)	(2.01)
Year Ended June 30, 2015	36.14	0.10		2.43	2.53	(0.15)	(2.79)	(2.94)
Year Ended June 30, 2014	30.81	0.06	(f)	6.82	6.88	(0.10)	(1.45)	(1.55)
Year Ended June 30, 2013	25.18	0.12	(g)	6.03	6.15	(0.30)	(0.22)	(0.52)

Class R3
September 9, 2016 (i) through June 30, 2017	35.78	0.26		4.15	4.41	(0.28)	(2.24)	(2.52)

Class R4
September 9, 2016 (i) through June 30, 2017	36.18	0.38		4.15	4.53	(0.31)	(2.24)	(2.55)

Class R5
September 9, 2016 (i) through June 30, 2017	36.60	0.36		4.28	4.64	(0.33)	(2.24)	(2.57)

Class R6
September 9, 2016 (i) through June 30, 2017	36.60	0.32		4.34	4.66	(0.33)	(2.24)	(2.57)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.14, $(0.03), $0.05, $0.23 and $0.32 for Class A, Class C, Class R2, Class I and Class L Shares, respectively and the net investment income (loss) ratio would have been 0.41%, (0.10)%, 0.16%, 0.90% and 0.66% for Class A, Class C, Class R2, Class L and Class I Shares, respectively.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.16, $0.01, $0.09, $0.23 and $0.31 for Class A, Class C, Class R2, Class I and Class L Shares, respectively and the net investment income (loss) ratio would have been 0.55%, 0.04%, 0.31%, 0.80% and 1.04% for Class A, Class C, Class R2, Class I and Class L Shares, respectively.
(h)	Amount rounds to less than $0.005.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$37.80	13.83%	$2,149,689	1.23%	0.45%		1.36%	23%
35.41	1.85	2,302,567	1.24	0.54		1.41	20
36.98	7.68	2,623,772	1.23	0.53		1.38	18
37.25	23.25	3,404,974	1.23	0.42	(f)	1.37	25
31.68	25.06	3,157,503	1.23	0.67	(g)	1.38	23

36.35	13.27	452,351	1.74	(0.06)		1.80	23
34.17	1.35	549,619	1.75	0.03		1.83	20
35.79	7.12	595,385	1.74	0.03		1.84	18
36.19	22.63	608,283	1.74	(0.09	)(f)	1.87	25
30.84	24.43	534,813	1.74	0.16	(g)	1.88	23

38.24	14.15	2,902,646	0.98	0.72		1.07	23
35.79	2.11	2,332,160	0.99	0.80		1.11	20
37.36	7.92	2,347,703	0.98	0.75		1.10	18
37.61	23.59	2,967,759	0.98	0.67	(f)	1.12	25
31.95	25.35	2,870,752	0.98	0.92	(g)	1.13	23

38.70	14.39	12,478,637	0.74	0.96		0.91	23
36.19	2.35	10,313,629	0.75	1.04		0.94	20
37.76	8.19	10,320,516	0.74	1.05		0.94	18
37.99	23.88	8,581,992	0.74	0.92	(f)	0.97	25
32.26	25.68	6,627,529	0.74	1.16	(g)	0.98	23

36.33	13.53	85,287	1.49	0.21		1.65	23
34.14	1.61	66,167	1.50	0.29		1.75	20
35.73	7.38	71,697	1.49	0.28		1.71	18
36.14	22.94	71,958	1.49	0.17	(f)	1.62	25
30.81	24.71	57,003	1.49	0.43	(g)	1.63	23

37.67	12.70	19,262	1.24	0.87		1.35	23

38.16	12.89	3,537	0.99	1.26		1.10	23

38.67	13.06	30,334	0.84	1.18		1.02	23

38.69	13.13	281,269	0.74	1.05		0.75	23

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations

	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations
Multi-Cap Market Neutral Fund
Class A
Year Ended June 30, 2017	$9.90	$(0.08)		$0.15	$0.07
Year Ended June 30, 2016	9.87	(0.10)		0.13	0.03
Year Ended June 30, 2015	9.91	(0.11)		0.07	(0.04)
Year Ended June 30, 2014	9.79	(0.13)		0.25	0.12
Year Ended June 30, 2013	9.69	(0.11	)(e)	0.21	0.10

Class C
Year Ended June 30, 2017	9.29	(0.12)		0.14	0.02
Year Ended June 30, 2016	9.31	(0.14)		0.12	(0.02)
Year Ended June 30, 2015	9.40	(0.15)		0.06	(0.09)
Year Ended June 30, 2014	9.33	(0.17)		0.24	0.07
Year Ended June 30, 2013	9.30	(0.17	)(e)	0.20	0.03

Class I (formerly Select Class)
Year Ended June 30, 2017	10.13	(0.06)		0.16	0.10
Year Ended June 30, 2016	10.07	(0.08)		0.14	0.06
Year Ended June 30, 2015	10.09	(0.09)		0.07	(0.02)
Year Ended June 30, 2014	9.94	(0.11)		0.26	0.15
Year Ended June 30, 2013	9.82	(0.09	)(e)	0.21	0.12

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% or unless otherwise noted.
(d)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.23% and 1.60% for the year ended June 30, 2017, 1.27% and 1.69% for the year ended June 30, 2016, 1.48% and 1.95% for the year ended June 30, 2015, 1.49% and 1.91% for the year ended June 30, 2014 and 1.48% and 1.88% for the year ended June 30, 2013; for Class C are 1.73% and 2.10% for the year ended June 30, 2017, 1.77% and 2.20% for the year ended June 30, 2016, 1.98% and 2.45% for the year ended June 30, 2015, 1.99% and 2.40% for the year ended June 30, 2014 and 2.15% and 2.38% for the year ended June 30, 2013; for Class I are 0.97% and 1.24% for the year ended June 30, 2017, 1.03% and 1.30% for the year ended June 30, 2016, 1.23% and 1.64% for the year ended June 30, 2015, 1.23% and 1.65% for the year ended June 30, 2014, 1.23% and 1.63% for the year ended June 30, 2013, respectively.
(e)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.13), $(0.19) and $(0.11) for Class A, Class C and Class I Shares, respectively, and the net investment income (loss) ratio would have been (1.38)%, (2.06)% and (1.16)% for Class A, Class C and Class I Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (c)(d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (d)	Portfolio turnover rate	Portfolio turnover rate (including short sales)

$9.97	0.71%	$5,295	2.38%	(0.78)%		2.75%	78%	229%
9.90	0.30	6,608	2.52	(0.97)		2.94	111	258
9.87	(0.40)	6,273	2.68	(1.14)		3.15	74	204
9.91	1.23	10,301	2.78	(1.36)		3.20	106	227
9.79	1.03	14,101	3.04	(1.13	)(e)	3.44	94	251

9.31	0.22	3,286	2.88	(1.31)		3.25	78	229
9.29	(0.21)	6,147	3.02	(1.47)		3.45	111	258
9.31	(0.96)	6,760	3.18	(1.62)		3.65	74	204
9.40	0.75	8,602	3.28	(1.85)		3.70	106	227
9.33	0.32	11,181	3.69	(1.81	)(e)	3.92	94	251

10.23	0.99	115,804	2.12	(0.54)		2.39	78	229
10.13	0.60	175,348	2.28	(0.74)		2.55	111	258
10.07	(0.20)	277,647	2.43	(0.89)		2.84	74	204
10.09	1.51	431,890	2.52	(1.07)		2.94	106	227
9.94	1.22	317,974	2.78	(0.90	)(e)	3.18	94	251

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Value Advantage Fund
Class A
Year Ended June 30, 2017	$28.66	$0.27	$4.77	$5.04	$(0.30)	$—	$(0.30)
Year Ended June 30, 2016	29.84	0.27	(0.99)	(0.72)	(0.17)	(0.29)	(0.46)
Year Ended June 30, 2015	29.15	0.19	1.47	1.66	(0.26)	(0.71)	(0.97)
Year Ended June 30, 2014	24.64	0.34	5.03	5.37	(0.16)	(0.70)	(0.86)
Year Ended June 30, 2013	19.96	0.22	4.75	4.97	(0.20)	(0.09)	(0.29)

Class C
Year Ended June 30, 2017	28.52	0.11	4.74	4.85	(0.17)	—	(0.17)
Year Ended June 30, 2016	29.72	0.14	(0.99)	(0.85)	(0.06)	(0.29)	(0.35)
Year Ended June 30, 2015	29.08	0.04	1.47	1.51	(0.16)	(0.71)	(0.87)
Year Ended June 30, 2014	24.61	0.20	5.02	5.22	(0.05)	(0.70)	(0.75)
Year Ended June 30, 2013	19.91	0.11	4.74	4.85	(0.06)	(0.09)	(0.15)

Class I (formerly Select Class)
Year Ended June 30, 2017	28.86	0.35	4.80	5.15	(0.39)	—	(0.39)
Year Ended June 30, 2016	29.99	0.33	(0.98)	(0.65)	(0.19)	(0.29)	(0.48)
Year Ended June 30, 2015	29.27	0.27	1.48	1.75	(0.32)	(0.71)	(1.03)
Year Ended June 30, 2014	24.72	0.42	5.03	5.45	(0.20)	(0.70)	(0.90)
Year Ended June 30, 2013	20.00	0.28	4.75	5.03	(0.22)	(0.09)	(0.31)

Class L (formerly Institutional Class)
Year Ended June 30, 2017	28.86	0.41	4.82	5.23	(0.46)	—	(0.46)
Year Ended June 30, 2016	30.06	0.43	(1.02)	(0.59)	(0.32)	(0.29)	(0.61)
Year Ended June 30, 2015	29.31	0.34	1.50	1.84	(0.38)	(0.71)	(1.09)
Year Ended June 30, 2014	24.74	0.48	5.04	5.52	(0.25)	(0.70)	(0.95)
Year Ended June 30, 2013	19.99	0.34	4.75	5.09	(0.25)	(0.09)	(0.34)

Class R3
September 9, 2016 (f) through June 30, 2017	29.33	0.29	4.06	4.35	(0.44)	—	(0.44)

Class R4
September 9, 2016 (f) through June 30, 2017	29.56	0.27	4.18	4.45	(0.46)	—	(0.46)

Class R5
September 9, 2016 (f) through June 30, 2017	29.57	0.30	4.20	4.50	(0.48)	—	(0.48)

Class R6
September 9, 2016 (f) through June 30, 2017	29.57	0.36	4.17	4.53	(0.49)	—	(0.49)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)

Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$33.40	17.60%	$1,432,370	1.24%	0.85%	1.36%	24%
28.66	(2.34)	2,045,698	1.24	0.98	1.43	26
29.84	5.78	2,440,061	1.24	0.64	1.41	17
29.15	22.19	1,701,250	1.24	1.26	1.33	36
24.64	25.09	784,359	1.24	0.98	1.33	22

33.20	17.02	746,521	1.74	0.34	1.81	24
28.52	(2.82)	728,800	1.74	0.49	1.85	26
29.72	5.26	701,023	1.73	0.14	1.83	17
29.08	21.58	402,880	1.74	0.74	1.83	36
24.61	24.45	212,198	1.74	0.49	1.83	22

33.62	17.89	2,165,577	0.99	1.09	1.04	24
28.86	(2.10)	1,414,635	0.99	1.16	1.05	26
29.99	6.05	3,095,251	0.99	0.89	1.05	17
29.27	22.49	2,546,808	0.99	1.53	1.08	36
24.72	25.38	1,245,241	0.99	1.23	1.08	22

33.63	18.17	3,643,327	0.75	1.32	0.87	24
28.86	(1.87)	5,901,818	0.74	1.50	0.88	26
30.06	6.36	5,058,172	0.74	1.15	0.90	17
29.31	22.77	3,042,506	0.74	1.77	0.93	36
24.74	25.73	1,455,125	0.74	1.50	0.93	22

33.24	14.87	385	1.24	1.09	1.36	24

33.55	15.10	34	1.00	1.05	1.08	24

33.59	15.27	422	0.83	1.14	0.89	24

33.61	15.35	3,069,390	0.74	1.39	0.75	24

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	67

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”, with JPM I, JPM II and JPMMFIT (collectively, the “Trusts”)), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Growth Advantage Fund	Class A, Class C, Class I^, Class R2^^, Class R3^^^, Class R4^^^, Class R5 and Class R6	JPMMFIT	Diversified
Mid Cap Equity Fund	Class A, Class C, Class I^, Class R2, Class R5 and Class R6	JPM I	Diversified
Mid Cap Growth Fund	Class A, Class C, Class I^, Class R2, Class R3*, Class R4*, Class R5 and Class R6	JPM II	Diversified
Mid Cap Value Fund	Class A, Class C, Class I^, Class L**, Class R2, Class R3*, Class R4*, Class R5*** and Class R6***	JPMFMFG	Diversified
Multi-Cap Market Neutral Fund	Class A, Class C, and Class I^	JPM II	Diversified
Value Advantage Fund	Class A, Class C, Class I^, Class L**, Class R2^^, Class R3*, Class R4*, Class R5*** and Class R6***	JPM I	Diversified

^	Effective April 3, 2017, Select Class was renamed Class I.
^^	Class R2 Shares commenced operations on July 31, 2017 for Growth Advantage Fund and Value Advantage Fund.
^^^	Class R3 and Class R4 Shares commenced operations on May 31, 2017 for Growth Advantage Fund.
*	Class R3 and Class R4 Shares commenced operations on September 9, 2016 for Mid Cap Growth Fund, Mid Cap Value Fund and Value Advantage Fund.
**	Effective December 1, 2016, Institutional Class was renamed Class L and is publicly offered on a limited basis.
***	Class R5 and Class R6 Shares commenced operations on September 9, 2016 for Mid Cap Value Fund and Value Advantage Fund.

The investment objective of Growth Advantage Fund and Mid Cap Equity Fund is to seek to provide long-term capital growth.

The investment objective of Mid Cap Growth Fund is to seek growth of capital.

The investment objective of Mid Cap Value Fund is to seek growth from capital appreciation.

The investment objective of Multi-Cap Market Neutral Fund is to seek long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

The investment objective of Value Advantage Fund is to seek to provide long-term total return from a combination of income and capital gains.

Effective as of the close of business on January 3, 2014, all share classes of the Mid Cap Equity Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

Effective as of the close of business on February 22, 2013, all share classes of the Mid Cap Value Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency (through April 2, 2017), distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Effective April 3, 2017, sub-transfer agency and shareholder servicing fees were consolidated into a single service fee. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares will automatically convert to Class A Shares after ten years.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S.

68	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Investment Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$7,153,161	$—	$—	$7,153,161

Mid Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,833,340	$—	$—	$2,833,340

Mid Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,115,434	$—	$—	$3,115,434

Mid Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$18,383,944	$—	$—	$18,383,944

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	69

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

Multi-Cap Market Neutral Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$124,940	$—	$—		$124,940

Total Liabilities for Securities Sold Short (a)	$(109,316)	$—	$—		$(109,316)

Appreciation in Other Financial Instruments
Futures Contracts	$13	$—	$—		$13

Value Advantage Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$11,054,151	$—	$—	(c)	$11,054,151

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as level 1 and level 3 are disclosed individually on the SOIs. Level 3 consists of rights. Please refer to the SOIs for industry specifics of portfolio holdings.
(c)	Amount rounds to less than 500.

There were no transfers among any levels during the year ended June 30, 2017.

B. Short Sales — Multi-Cap Market Neutral Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Fund’s custodian for the benefit of the broker is recorded as Restricted Cash on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as Interest income or Interest expense on securities sold short on the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as change in net unrealized appreciation (depreciation) on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of June 30, 2017, the Fund had outstanding short sales as listed on the SOI.

C. Futures Contracts — Multi-Cap Market Neutral Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Fund also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

70	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

The use of futures contracts exposes the Fund to equity price risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade.

The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the year ended June 30, 2017 (amounts in thousands):

	Multi-Cap Market Neutral Fund
Futures Contracts:
Average Notional Balance Long	$1,807	(a)
Average Notional Balance Short	1,102
Ending Notional Balance Long	—
Ending Notional Balance Short	2,419

(a)	For the period May 1, 2017 through May 31, 2017.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and dividend expense on securities sold short, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses and sub-transfer agency fees were class-specific expenses up through April 2, 2017. Effective April 3, 2017, the Funds ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. Payments to financial intermediaries for sub-transfer agency services are made by JPMorgan Distribution Services, Inc. from the Shareholder Servicing Fee, which has been renamed as the Service Fee. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the year ended June 30, 2017 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class L	Class R2		Class R3		Class R4		Class R5		Class R6	Total
Growth Advantage Fund
Transfer agency fees	$105	$45	$37	n/a	n/a		$—		$—		$5		$21	$213
Sub-transfer agency fees	1,057	396	498	n/a	n/a		—		—		58		—	2,009
Mid Cap Equity Fund
Transfer agency fees	16	3	13	n/a	$—	(a)	n/a		n/a		—	(a)	11	43
Sub-transfer agency fees	390	50	507	n/a	1		n/a		n/a		1		—	949
Mid Cap Growth Fund
Transfer agency fees	337	12	32	n/a	11		—	(a)	—	(a)	5		33	430
Sub-transfer agency fees	700	79	715	n/a	48		—		—		170		—	1,712
Mid Cap Value Fund
Transfer agency fees	146	24	41	$766	10		2		—	(a)	4		1	994
Sub-transfer agency fees	2,363	267	1,846	6,565	94		—	(a)	—	(a)	—		—	11,135
Multi-Cap Market Neutral Fund
Transfer agency fees	1	1	2	n/a	n/a		n/a		n/a		n/a		n/a	4
Sub-transfer agency fees	5	5	6	n/a	n/a		n/a		n/a		n/a		n/a	16
Value Advantage Fund
Transfer agency fees	93	51	30	60	n/a		—	(a)	—	(a)	—	(a)	11	245
Sub-transfer agency fees	1,796	441	524	1,019	n/a		—		—		—		—	3,780

(a)	Amount rounds to less than 500.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	71

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2017, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually. Distributions are declared separately for each class of each Fund. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Growth Advantage Fund	$(20,689)	$19,294	$1,395
Mid Cap Equity Fund	1	(320)	319
Mid Cap Growth Fund	(9,863)	8,215	1,648
Mid Cap Value Fund	— (a)	—	—	(a)
Multi-Cap Market Neutral Fund	(1,381)	1,308	73
Value Advantage Fund	265,353	(2,756)	(262,597)

(a)	Amount rounds to less than 500.

The reclassification for the Funds relate primarily to net operating losses, investments in partnerships, non-taxable dividends and adjustments to gain/loss due to redemptions in-kind.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, J.P. Morgan Investment Management Inc. the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Growth Advantage Fund	0.65%
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Multi-Cap Market Neutral Fund	0.80
Value Advantage Fund	0.65

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2017, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares do not charge a distribution fee. The Dis-

72	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

tribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Growth Advantage Fund	0.25%	0.75%	n/a	0.25%
Mid Cap Equity Fund	0.25	0.75	0.50%	n/a
Mid Cap Growth Fund	0.25	0.75	0.50	0.25
Mid Cap Value Fund	0.25	0.75	0.50	0.25
Multi-Cap Market Neutral Fund	0.25	0.75	n/a	n/a
Value Advantage Fund	0.25	0.75	n/a	0.25

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2017, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
Growth Advantage Fund	$475		$5
Mid Cap Equity Fund	248		2
Mid Cap Growth Fund	87		1
Mid Cap Value Fund	45		1
Multi-Cap Market Neutral Fund	—	(a)	—
Value Advantage Fund	330		6

(a)	Amount rounds to less than 500.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. The Class R6 Shares do not charge a service fee. For performing these services, JPMDS receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	n/a	0.25%	0.25%	0.10	%*
Mid Cap Equity Fund	0.25	0.25	0.25	n/a	0.25%	n/a	n/a	0.10	*
Mid Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10	*
Mid Cap Value Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10	*
Multi-Cap Market Neutral Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	n/a
Value Advantage Fund	0.25	0.25	0.25	0.10	n/a	0.25	0.25	0.10	*

*	Prior to April 3, 2017, the service fee for Class R5 Shares were 0.05%.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class I		Class L	Class R2		Class R3	Class R4	Class R5	Class R6
Growth Advantage Fund*	1.24%		1.74%		0.99%		n/a	n/a		1.25%	1.00%	0.85%	0.75%
Mid Cap Equity Fund	1.25		1.75		0.90		n/a	1.50%		n/a	n/a	0.80	0.75
Mid Cap Growth Fund	1.24		1.74		0.93		n/a	1.49	**	1.24%	0.99	0.79	0.74
Mid Cap Value Fund	1.24		1.75		0.99		0.75%	1.50		1.25	1.00	0.85	0.75
Multi-Cap Market Neutral Fund	1.25		1.75		0.99		n/a	n/a		n/a	n/a	n/a	n/a
Value Advantage Fund	1.24	***	1.74	***	0.99	***	0.75	n/a		1.25	1.00	0.85	0.75

*	The contractual expense percentages in the table above are in place until at least October 31, 2018 except for Class R3 and Class R4 Shares that are in place until May 31, 2018. Prior to November 1, 2016, the contractual expense limitation for Growth Advantage Fund was 1.25%, 1.75%, 1.10%, 0.90% and 0.85%, for Class A, Class C, Class I, Class R5 and Class R6 Shares, respectively.
**	The contractual expense percentage in the table above is in place until at least October 31, 2018. For Mid Cap Growth Fund Class R2 Shares, the Adviser, Administrator and/or JPMDS contractually waived fees and/or reimbursed the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceeded 1.40% of the Fund’s average daily net assets during the period July 1, 2016 through October 31, 2016. During the period November 1, 2016 through December 31, 2016 the Adviser, Administrator and/or JPMDS voluntarily waived fees and/or reimbursed the Fund to the extent that total annual operating expenses for Class R2 Shares exceeded 1.40%. The Fund’s service providers are under no obligation to continue the voluntary waivers and may discontinue them at any time.
***	The contractual expense percentages in the table above are in place until at least October 31, 2018. Prior to November 1, 2016, the contractual expense limitation for Value Advantage Fund was 1.25%, 1.75%, and 1.00%, for Class A, Class C and Class I Shares, respectively.

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2017 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2017.

For the year ended June 30, 2017, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Growth Advantage Fund	$17	$12	$2,160	$2,189	$7
Mid Cap Equity Fund	88	59	1,640	1,787	23
Mid Cap Growth Fund	295	195	2,543	3,033	114
Mid Cap Value Fund	1,575	1,035	15,940	18,550	5,540
Multi-Cap Market Neutral Fund	276	131	14	421	—
Value Advantage Fund	882	587	6,850	8,319	588

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2017 was as follows (amounts in thousands):

Growth Advantage Fund	$247
Mid Cap Equity Fund	152
Mid Cap Growth Fund	125
Mid Cap Value Fund	1,288
Multi-Cap Market Neutral Fund	27
Value Advantage Fund	402

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

74	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2017, Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Growth Fund, Multi-Cap Market Neutral Fund and Value Advantage Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended June 30, 2017, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Growth Advantage Fund	$—	(a)
Mid Cap Equity Fund	—	(a)
Mid Cap Growth Fund	—	(a)
Mid Cap Value Fund	2
Multi-Cap Market Neutral Fund	—	(a)
Value Advantage Fund	2

(a)	Amount rounds to less than 500.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2017, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Growth Advantage Fund	$2,140,445	$2,493,607	$—	$—
Mid Cap Equity Fund	959,015	949,951	—	—
Mid Cap Growth Fund	1,150,873	1,481,479	—	—
Mid Cap Value Fund	4,239,718	3,735,324	—	—
Multi-Cap Market Neutral Fund	111,822	202,705	127,833	216,504
Value Advantage Fund	2,440,060	2,772,718	—	—

During the year ended June 30, 2017, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2017 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$4,761,420	$2,441,059	$49,318	$2,391,741
Mid Cap Equity Fund	2,048,226	837,632	52,518	785,114
Mid Cap Growth Fund	2,424,869	748,948	58,383	690,565
Mid Cap Value Fund	12,223,368	6,541,794	381,218	6,160,576
Multi-Cap Market Neutral Fund	109,292	19,362	3,714	15,648
Value Advantage Fund	8,611,044	2,674,714	231,607	2,443,107

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in partnerships and wash sale loss deferrals.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

The tax character of distributions paid during the year ended June 30, 2017 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distribution Paid
Mid Cap Equity Fund	$9,004	$78,292	$87,296
Mid Cap Growth Fund	—	1,276	1,276
Mid Cap Value Fund	143,520	984,030	1,127,550
Value Advantage Fund	134,075	—	134,075

*	Short-term gains are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2016 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Growth Advantage Fund	$—	$214,315	$214,315
Mid Cap Equity Fund	27,480	130,086	157,566
Mid Cap Growth Fund	6,084	141,429	147,513
Mid Cap Value Fund	128,760	794,705	923,465
Value Advantage Fund	146,612	69,884	216,496

*	Short-term gains are treated as ordinary income for income tax purposes.

As of June 30, 2017, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain	Tax Basis Capital Loss Carryover	Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$—	$90,502	$—	$2,391,741
Mid Cap Equity Fund	26,762	68,968	—	785,114
Mid Cap Growth Fund	—	109,059	—	690,565
Mid Cap Value Fund	92,730	293,891	(7,367)	6,160,576
Multi-Cap Market Neutral Fund	—	—	(1,694)	9,393
Value Advantage Fund	57,092	73,163	—	2,443,107

For the Funds, the cumulative timing differences primarily consist of post-October capital loss deferrals, late year ordinary loss deferrals, loss deferrals on unsettled short sales, investments in partnerships and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (“the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At June 30, 2017, the following Fund had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

2018
Mid Cap Value Fund	$7,367	*

*	Amount includes capital loss carryforwards from business combinations, which are limited in future years under internal Revenue Code Sections 381-384.

As of June 30, 2017, the following Fund had the following post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Multi-Cap Market Neutral Fund	$1,694	$—

76	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

During the year ended June 30, 2017, the following Funds utilized net capital loss carryforwards as follows (amounts in thousands):

Mid Cap Value Fund	$7,367
Multi-Cap Market Neutral Fund	427
Value Advantage Fund	$49,224

Late year ordinary losses incurred after December 31 as well as net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2017, the following Funds deferred to July 1, 2017 late year ordinary losses and post-October capital losses of (amounts in thousands):

	Late Year Ordinary Loss Deferral	Net Capital Loss
		Short-Term	Long-Term
Growth Advantage Fund	$9,926	$6,162	$—
Mid Cap Growth Fund	5,192	—	—
Multi-Cap Market Neutral Fund	163	—	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended June 30, 2017.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the Fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the year ended June 30, 2017.

7. Redemptions in-Kind

During the year ended June 30, 2017, certain Class L shareholders sold their shares of Value Advantage Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

March 17, 2017	Value		Realized Gains (Losses)	Type
Class L	$644,712	*	$273,526	Redemption in-kind

*	This amount includes cash of approximately $21,734,000 associated with the redemption in-kind.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

During the year ended June 30, 2016, certain Class I shareholders sold their shares of Mid Cap Growth Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

November 6, 2015	Value		Realized Gains (Losses)	Type
Class I	$602,118	*	$203,177	Redemption in-kind

*	This amount includes cash of approximately $25,788,000 associated with the redemption in-kind.

8. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2017, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the following Funds:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Growth Advantage Fund	n/a	37.7%
Mid Cap Equity Fund	n/a	49.9
Multi-Cap Market Neutral Fund	88.4%	n/a
Value Advantage Fund	n/a	23.3

As of June 30, 2017, the following Funds had omnibus accounts each owning more than 10% of the Fund’s outstanding shares as follows:

	Number of Non-affiliated Omnibus Accounts	% of the Fund
Growth Advantage Fund	3	10.7%
Mid Cap Equity Fund	4	19.8
Mid Cap Value Fund	3	20.5
Value Advantage Fund	4	11.5

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

As of June 30, 2017, the Multi-Cap Market Neutral Fund pledged a significant portion of its assets for securities sold short to Citigroup Global Markets, Inc., who also held 100% of the Multi-Cap Market Neutral Fund’s cash proceeds for securities sold short.

9. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and will require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X will apply to Funds’ fiscal year end on or after August 1, 2017. At this time, management is currently evaluating the impact of the Regulation S-X amendments on the Funds’ financial statements and related disclosures. The adoption will have no effect on the Funds’ net assets or results of operations.

78	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JP Morgan Mutual Fund Investment Trust, JPMorgan Fleming Mutual Fund Group, Inc., JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Growth Advantage Fund, JPMorgan Mid Cap Equity Fund, JPMorgan Mid Cap Growth Fund, JPMorgan Mid Cap Value Fund, JPMorgan Multi-Cap Market Neutral Fund and JPMorgan Value Advantage Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Mid Cap Equity Fund and JPMorgan Value Advantage Fund (each a separate series of JPMorgan Trust I), JPMorgan Mid Cap Growth Fund and JPMorgan Multi-Cap Market Neutral Fund (each a separate series of JPMorgan Trust II), JPMorgan Growth Advantage Fund (a separate series of JPMorgan Mutual Fund Investment Trust) and JPMorgan Mid Cap Value Fund (a separate series of JPMorgan Fleming Mutual Fund Group, Inc.) (hereafter collectively referred to as the “Funds”) as of June 30, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

August 25, 2017

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	79

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	150	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	150	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	149	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	150	None

Raymond Kanner (1953); Trustee of the Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	149	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, 2016-17, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-17; Advisory Board Member, Betterment for Business (2016-present) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-present) (index creator); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	150	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	150	None

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	150	None

80	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	150	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	150	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	150	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-2015); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	150	Trustee, Wabash College (2000-present)

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	150	None

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (150 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	81

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)*	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986) Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

82	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2017, and continued to hold your shares at the end of the reporting period, June 30, 2017.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period	Annualized Expense Ratio
Growth Advantage Fund
Class A
Actual*	$1,000.00	$1,183.30	$6.66	1.23%
Hypothetical*	1,000.00	1,018.70	6.16	1.23
Class C
Actual*	1,000.00	1,180.10	9.35	1.73
Hypothetical*	1,000.00	1,016.22	8.65	1.73
Class I (formerly Select Class)
Actual*	1,000.00	1,185.80	4.01	0.74
Hypothetical*	1,000.00	1,021.12	3.71	0.74
Class R3
Actual**	1,000.00	1,184.00	5.31	0.98
Hypothetical*	1,000.00	1,019.93	4.91	0.98
Class R4
Actual**	1,000.00	1,006.20	1.03	1.25
Hypothetical*	1,000.00	1,018.60	6.26	1.25
Class R5
Actual*	1,000.00	1,006.00	0.82	0.99
Hypothetical*	1,000.00	1,019.89	4.96	0.99
Class R6
Actual*	1,000.00	1,185.20	4.55	0.84
Hypothetical*	1,000.00	1,020.63	4.21	0.84

Mid Cap Equity Fund
Class A
Actual*	1,000.00	1,106.50	6.48	1.24
Hypothetical*	1,000.00	1,018.65	6.21	1.24
Class C
Actual*	1,000.00	1,103.70	9.08	1.74
Hypothetical*	1,000.00	1,016.17	8.70	1.74

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	83

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period	Annualized Expense Ratio
Mid Cap Equity Fund (continued)
Class I (formerly Select Class)
Actual*	$1,000.00	$1,108.50	$4.65	0.89%
Hypothetical*	1,000.00	1,020.38	4.46	0.89
Class R2
Actual*	1,000.00	1,105.20	7.78	1.49
Hypothetical*	1,000.00	1,017.41	7.45	1.49
Class R5
Actual*	1,000.00	1,108.90	4.13	0.79
Hypothetical*	1,000.00	1,020.88	3.96	0.79
Class R6
Actual*	1,000.00	1,109.30	3.87	0.74
Hypothetical*	1,000.00	1,021.12	3.71	0.74

Mid Cap Growth Fund
Class A
Actual*	1,000.00	1,154.20	6.57	1.23
Hypothetical*	1,000.00	1,018.70	6.16	1.23
Class C
Actual*	1,000.00	1,151.10	9.23	1.73
Hypothetical*	1,000.00	1,016.22	8.65	1.73
Class I (formerly Select Class)
Actual*	1,000.00	1,156.10	4.92	0.92
Hypothetical*	1,000.00	1,020.23	4.61	0.92
Class R2
Actual*	1,000.00	1,153.00	7.69	1.44
Hypothetical*	1,000.00	1,017.65	7.20	1.44
Class R3
Actual*	1,000.00	1,154.00	6.57	1.23
Hypothetical*	1,000.00	1,018.70	6.16	1.23
Class R4
Actual*	1,000.00	1,155.70	5.24	0.98
Hypothetical*	1,000.00	1,019.93	4.91	0.98
Class R5
Actual*	1,000.00	1,156.80	4.17	0.78
Hypothetical*	1,000.00	1,020.93	3.91	0.78
Class R6
Actual*	1,000.00	1,157.40	3.90	0.73
Hypothetical*	1,000.00	1,021.17	3.66	0.73

Mid Cap Value Fund
Class A
Actual*	1,000.00	1,060.60	6.28	1.23
Hypothetical*	1,000.00	1,018.70	6.16	1.23
Class C
Actual*	1,000.00	1,058.20	8.88	1.74
Hypothetical*	1,000.00	1,016.17	8.70	1.74
Class I (formerly Select Class)
Actual*	1,000.00	1,062.20	5.01	0.98
Hypothetical*	1,000.00	1,019.93	4.91	0.98
Class L (formerly Institutional Class)
Actual*	1,000.00	1,063.20	3.79	0.74
Hypothetical*	1,000.00	1,021.12	3.71	0.74
Class R2
Actual*	1,000.00	1,059.20	7.61	1.49
Hypothetical*	1,000.00	1,017.41	7.45	1.49

84	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2017

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period	Annualized Expense Ratio
Mid Cap Value Fund (continued)
Class R3
Actual*	$1,000.00	$1,061.10	$6.34	1.24%
Hypothetical*	1,000.00	1,018.65	6.21	1.24
Class R4
Actual*	1,000.00	1,062.10	5.06	0.99
Hypothetical*	1,000.00	1,019.89	4.96	0.99
Class R5
Actual*	1,000.00	1,062.90	4.30	0.84
Hypothetical*	1,000.00	1,020.63	4.21	0.84
Class R6
Actual*	1,000.00	1,063.50	3.79	0.74
Hypothetical*	1,000.00	1,021.12	3.71	0.74

Multi-Cap Market Neutral Fund
Class A
Actual*	1,000.00	992.00	11.90	2.41
Hypothetical*	1,000.00	1,012.84	12.03	2.41
Class C
Actual*	1,000.00	989.40	14.30	2.90
Hypothetical*	1,000.00	1,010.41	14.46	2.90
Class I (formerly Select Class)
Actual*	1,000.00	993.20	10.53	2.13
Hypothetical*	1,000.00	1,014.23	10.64	2.13

Value Advantage Fund
Class A
Actual*	1,000.00	1,040.80	6.27	1.24
Hypothetical*	1,000.00	1,018.65	6.21	1.24
Class C
Actual*	1,000.00	1,038.20	8.79	1.74
Hypothetical*	1,000.00	1,016.17	8.70	1.74
Class I (formerly Select Class)
Actual*	1,000.00	1,042.20	4.96	0.98
Hypothetical*	1,000.00	1,019.93	4.91	0.98
Class L (formerly Institutional Class)
Actual*	1,000.00	1,043.40	3.80	0.75
Hypothetical*	1,000.00	1,021.08	3.76	0.75
Class R3
Actual*	1,000.00	1,040.70	6.27	1.24
Hypothetical*	1,000.00	1,018.65	6.21	1.24
Class R4
Actual*	1,000.00	1,042.20	5.06	1.00
Hypothetical*	1,000.00	1,019.84	5.01	1.00
Class R5
Actual*	1,000.00	1,042.80	4.25	0.84
Hypothetical*	1,000.00	1,020.63	4.21	0.84
Class R6
Actual*	1,000.00	1,043.20	3.75	0.74
Hypothetical*	1,000.00	1,021.12	3.71	0.74

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 30/365 (to reflect the actual period.) Commencement of operations was May 31, 2017.

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	85

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2017. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2017. The information necessary to complete your income tax returns for the calendar year ending December 31, 2017 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended June 30, 2017:

Dividends Received Deduction
Mid Cap Equity Fund	93.74%
Mid Cap Value Fund	100.00
Value Advantage Fund	100.00

Long-Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2017 (amounts in thousands):

Long-Term Capital Gain Distribution
Mid Cap Equity Fund	$78,292
Mid Cap Growth Fund	1,276
Mid Cap Value Fund	984,030

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2017 (amounts in thousands):

Qualified Dividend Income
Mid Cap Equity Fund	$9,004
Mid Cap Value Fund	143,519
Value Advantage Fund	134,075

JUNE 30, 2017	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	86

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾ Social Security number and account balances

◾ transaction history and account transactions

◾ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾ open an account or provide contact information

◾ give us your account information or pay us by check

◾ make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾ sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾ affiliates from using your information to market to you

◾ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. June 2017.	AN-MC-617

Annual Report

J.P. Morgan Large Cap Funds

June 30, 2017

JPMorgan Disciplined Equity Fund

JPMorgan Dynamic Growth Fund

JPMorgan Equity Focus Fund

JPMorgan Equity Income Fund

JPMorgan Growth and Income Fund

JPMorgan Hedged Equity Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan U.S. Equity Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

August 4, 2017 (Unaudited)

Dear Shareholder,

The current U.S. economic expansion entered its eighth year in 2017 and growth in developed and emerging market economies grew more synchronized even as U.S. growth showed some signs of easing. Global financial markets generally benefitted from steady economic growth amid an environment of low inflation, low volatility and rising corporate profits.

“In the U.S., the continued economic expansion, muted inflation, corporate earnings growth and historically low volatility in financial markets helped to drive key equity market indexes to multiple record closing highs throughout the past twelve months.”

While economic growth in the U.S. and China largely drove the global recovery throughout 2016, by June 2017 the world’s other leading economies had picked up sufficiently enough for the Organization for Economic Co-operation and Development to forecast global growth at 3.5% in 2017 and 3.6% in 2018.

U.S. gross domestic product (GDP) growth slowed to 1.2% in the first quarter of 2017 from 2.5% and 3.5% growth in the fourth quarter and third quarters of 2016, respectively. Meanwhile, the U.S. unemployment rate continued its downward trend throughout the past twelve months, dropping to 4.4% in June 2017 from 4.9% one year earlier. In response to these numbers, along with nascent signs of price inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates in December 2016 and again in June 2017 and signaled it would raise rates once more before the end of the year. Further, Fed Chairwoman Janet Yellen indicated she was prepared to begin partially unwinding the central bank’s $4.5 trillion balance sheet in assets purchased through its quantitative easing program. An increase in consumer spending helped second-quarter 2017 GDP climb by 2.6% from a year earlier.

Notably, by mid-2017 domestic price inflation had dropped below the Fed’s target of 2% growth and wage growth was below many economists’ expectations, the latter despite an environment of essentially full employment for U.S. workers. These trends — and the Fed’s acknowledgment of them — provided some near-term uncertainty about the central bank’s commitment to tightening monetary policy.

Throughout the twelve months ended June 30, 2017, global oil prices remained a key focal point for policy makers, economists and investors. Global crude prices reached 15-month highs in October 2016 and received further support from the Organization of Petroleum Exporting Countries’ December 2016 decision to curb production. However, continued oversupply of crude and natural gas, partly due to continued U.S. production, pushed the price of a barrel of benchmark West Texas Intermediate crude oil down to $46 by the end of June 2017.

Meanwhile, the leading economies of Europe continued to strengthen from what had been an anemic expansion. Annualized GDP for the 19 core euro area nations rose 1.9% in the first quarter of 2017 and 2.1% in the second quarter. The June 2017 aggregate unemployment rate for those nations fell to 9.1%, its lowest level since March 2009. Also, in separate elections in 2017, voters in the Netherlands and France largely rejected populist campaigns espousing policies to limit free trade and immigration. The election results provided another boost to global equity prices.

In the U.S., the continued economic expansion, muted inflation, corporate earnings growth and historically low volatility in financial markets helped to drive key equity market indexes to multiple record closing highs throughout the past twelve months. U.S. investors appeared to shrug off intermittent political and policy dramas emanating from Washington, D.C. and extended the run-up in U.S. equity prices into its eighth consecutive year — one of the longest on record.

Over the twelve month period, U.S. and foreign markets largely rewarded those who remained fully invested in financial markets and we believe the fundamental virtues of patience and diversification remain essential to prudent investment strategy.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management & Institutional,

J.P. Morgan Asset Management

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	1

J.P. Morgan Large Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

Overall, U.S. equity markets provided positive returns and key stock market indexes reached multiple record highs throughout the twelve month reporting period. Steady global economic growth, continued low inflation and strong corporate earnings all served to support equity prices, both in the U.S. and elsewhere.

While U.S. equity prices rose throughout most of 2016, they experienced a sustained rally following the November 8, 2016 election amid investor expectations for increased infrastructure spending and tax cuts under the incoming Trump administration and Republican Party majorities in the U.S. Congress. Even as those expectations faded, U.S. equity prices continued to climb.

In February 2017, the Standard & Poor’s 500 Index (the “S&P 500”) reached nine new closing highs and the Dow Jones Industrial Average (the “DJIA”) closed at new highs for 12 consecutive days, matching a record set in 1987. The following month, the S&P 500 crossed 2,400 points in intraday trading for the first time and the DJIA crossed 21,000 points for the first time. While the rally in U.S. equities stalled in April 2017, record high U.S. corporate operating earnings rekindled the rise in stock prices and the S&P 500 posted seven new closing highs in May 2017 and four new closing highs in June 2017.

Importantly, U.S. financial market volatility remained historically low throughout the reporting period, with a brief spike ahead of the November 2016 election. By the end of June 2017, the CBOE Volatility Index, which measures S&P 500 options to gauge market expectations of near-term volatility, stood at roughly half of its historical average.

Overall, small cap stocks generally outperformed mid cap and large cap stocks, while growth stocks generally outperformed value stocks. For the twelve months ended June 30, 2017, the S&P 500 returned 17.90%.

2	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

JPMorgan Disciplined Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*(1)	18.86%
S&P 500 Index	17.90%

Net Assets as of 6/30/2017 (In Thousands)	$7,406,533

INVESTMENT OBJECTIVE**

The JPMorgan Disciplined Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor’s 500 Index (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the Benchmark for the twelve months ended June 30, 2017. The Fund’s security selection in the technology and telecommunications sectors was leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the pharmaceutical/medical technology and retail sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Charter Communications Inc. and Best Buy Inc. and its underweight position in Intel Corp. Shares of Charter Communications, a provider of broadband communications services, rose late in 2016 on better-than-expected earnings and news reports that the company could be a takeover target. Shares of Best Buy, a consumer electronics retail chain, rose after the company reported better-than-expected sales growth. Shares of Intel, a semiconductor manufacturer, fell after the company reported lackluster earnings growth.

Leading individual detractors from relative performance included the Fund’s overweight positons in Bristol-Myers Squibb Co., 21st Century Fox Inc. and Accenture PLC. Shares of Bristol-Myers Squibb, a drug maker, fell after the company reduced its earnings forecast and amid investor concerns about proposed changes to federal health insurance policies. Shares of 21st Century Fox, a media and entertainment company, fell after the company reported lower-than-expected revenue and management turmoil at its U.S. news operations, as well as regulatory uncertainty about the company’s plan to acquire Sky PLC. Shares of Accenture, a provider of management consulting and outsourcing, fell in late 2016 after the company reported weak sales and profit margins.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers attempted to construct the portfolio so that stock selection was the principal source of potential excess return. The Fund’s portfolio managers sought investment opportunities in companies that they believed were attractive based on valuation and strong fundamentals.

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	3.8%
2.	Microsoft Corp.	3.3
3.	Amazon.com, Inc.	2.0
4.	Facebook, Inc., Class A	2.0
5.	Bank of America Corp.	1.8
6.	Alphabet, Inc., Class A	1.7
7.	Alphabet, Inc., Class C	1.7
8.	Wells Fargo & Co.	1.6
9.	UnitedHealth Group, Inc.	1.6
10.	Citigroup, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	23.0%
Financials	14.3
Health Care	14.2
Consumer Discretionary	12.8
Industrials	9.9
Consumer Staples	8.6
Energy	5.9
Utilities	3.2
Materials	2.8
Real Estate	2.3
Telecommunication Services	1.4
Short-Term Investments	1.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.
(1)	On December 1, 2016, the Fund’s Institutional Class Shares were redesignated as and renamed Class L Shares.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	3

JPMorgan Disciplined Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge*		12.32%	12.50%	6.27%
Without Sales Charge		18.52	13.72	6.84
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	September 10, 2001	18.85	14.00	7.12
CLASS L SHARES (FORMERLY INSTITUTIONAL CLASS SHARES)	January 3, 1997	18.86	14.15	7.27
CLASS R6 SHARES	March 24, 2003	19.00	14.27	7.37

*	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Disciplined Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from June 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

JPMorgan Dynamic Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*(1)	30.71%
Russell 1000 Growth Index	20.42%

Net Assets as of 6/30/2017 (In Thousands)	$321,477

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Growth Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2017. The Fund’s security selection in the financials sector and its security selection and overweight position in the technology sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the producer durables and materials & processing sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Charles Schwab & Co., ARM Holdings PLC and Broadcom Ltd. Shares of Charles Schwab, a discount securities brokerage, rose after the company reported better-than-expected earnings and growth in new brokerage accounts. Shares of ARM Holdings, a semiconductor manufacturer that was not held in the Benchmark, rose ahead of the company’s $32 billion acquisition by Softbank Group Corp. Shares of Broadcom, a semiconductor maker, rose after the company reported better-than-expected earnings.

Leading individual detractors from relative performance included the Fund’s underweight positions in Apple Inc. and Microsoft Corp. and its overweight position in Gilead Sciences Inc. Shares of Apple, a maker of smartphones, computers and related devices, rose after the company posted earnings growth on better-than-expected sales and pricing for its iPhones. Shares of Microsoft, a provider of software and services that was not held in the Fund, rose after reporting better-than-expected earnings. Shares of Gilead Sciences, a drug maker, fell after the company reported lower-than-expected earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Amazon.com, Inc.	6.8%
2.	Alphabet, Inc., Class A	6.6
3.	Mastercard, Inc., Class A	6.0
4.	Facebook, Inc., Class A	5.2
5.	Charles Schwab Corp. (The)	4.8
6.	UnitedHealth Group, Inc.	4.0
7.	Priceline Group, Inc. (The)	4.0
8.	Intercontinental Exchange, Inc.	4.0
9.	Intuitive Surgical, Inc.	3.9
10.	Home Depot, Inc. (The)	3.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	41.8%
Consumer Discretionary	21.7
Health Care	13.1
Financials	8.8
Industrials	4.1
Real Estate	3.5
Consumer Staples	2.1
Energy	1.6
Short-Term Investment	3.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.
(1)	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	5

JPMorgan Dynamic Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2007
With Sales Charge*		23.53%	14.00%	7.73%
Without Sales Charge		30.39	15.24	8.33
CLASS C SHARES	November 30, 2007
With CDSC**		28.75	14.66	7.79
Without CDSC		29.75	14.66	7.79
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	November 30, 2007	30.71	15.53	8.60
CLASS R5 SHARES	November 30, 2007	30.99	15.75	8.82

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Dynamic Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from November 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through August 5, 2010, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

JPMorgan Equity Focus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*(1)	24.43%
S&P 500 Index	17.90%

Net Assets as of 6/30/2017 (In Thousands)	$186,844

INVESTMENT OBJECTIVE**

The JPMorgan Equity Focus Fund (the “Fund”) seeks long term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2017. The Fund’s security selection in the energy sector and its underweight position and security selection in the utilities sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the financials sector was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Priceline Group Inc., Delta Air Lines Inc. and Capital One Financial Corp. Shares of Priceline Group, an online travel booking company, rose in early 2017 after the company reported better-than-expected earnings. Shares of Delta Air Lines, an airline operator, rose after the company increased its dividend, unveiled a $5 billion stock repurchase plan and forecast growth in profit margin. Shares of Capital One Financial, a credit card and banking company, rose on investor expectations that the company will benefit from rising U.S. interest rates.

Leading individual detractors from relative performance included the Fund’s overweight positions in Gilead Sciences Inc. and Kimco Realty Corp. and its underweight position in Apple Inc. Shares of Gilead Sciences, a drug maker, fell after the company reported lower-than-expected earnings. Shares of Kimco Realty, a shopping center real estate investment trust, fell amid a broad sell-off in the retail real estate sector. Shares of Apple, a maker of smartphones, computers and related devices, rose after the company posted earnings growth on better-than-expected sales and pricing for its iPhones.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection. As a result of this approach to stock selection, the Fund’s largest overweight positions versus the Benchmark were in the consumer discretionary and financials sectors. The Fund’s largest underweight positions versus the Benchmark were in the consumer staples and utilities sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Alphabet, Inc., Class C	6.0%
2.	Amazon.com, Inc.	4.3
3.	Apple, Inc.	4.1
4.	Facebook, Inc., Class A	4.1
5.	UnitedHealth Group, Inc.	4.0
6.	American International Group, Inc.	3.8
7.	T Rowe Price Group, Inc.	3.3
8.	DISH Network Corp., Class A	3.2
9.	Wells Fargo & Co.	3.2
10.	Loews Corp.	3.1

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	22.6%
Financials	22.6
Consumer Discretionary	17.1
Health Care	9.4
Energy	6.8
Industrials	6.4
Real Estate	4.1
Materials	3.8
Utilities	2.2
Consumer Staples	1.9
Short-Term Investment	3.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.
(1)	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	7

JPMorgan Equity Focus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 29, 2011
With Sales Charge*		17.59%	13.32%	12.11%
Without Sales Charge		24.09	14.54	13.14
CLASS C SHARES	July 29, 2011
With CDSC**		22.45	13.96	12.57
Without CDSC		23.45	13.96	12.57
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	July 29, 2011	24.43	14.83	13.42

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/29/11 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 29, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Focus Fund, the S&P 500 Index, the Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index from July 29, 2011 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index are indexes based on the total returns of certain groups of mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through July 31, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

JPMorgan Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*(1)	14.57%
Russell 1000 Value Index	15.53%

Net Assets as of 6/30/2017 (In Thousands)	$14,952,912

INVESTMENT OBJECTIVE**

The JPMorgan Equity Income Fund (the “Fund”) seeks capital appreciation and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2017. The Fund’s security selection in the financials and health care sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the industrials and information technology sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Bristol-Myers Squibb Co., Travelers Cos. and Simon Property Group Inc. Shares of Bristol-Myers Squibb, a drug maker, fell after the company reduced its earnings forecast and amid investor concerns about proposed changes to federal health insurance policies. Shares of Travelers, a property and casualty insurer, fell after the company reported lower-than-expected earnings, largely due to storm damages incurred in the first three months of 2017. Shares of Simon Property Group, a retail property real estate investment trust, fell amid a broad sell-off in the retail real estate sector.

Leading individual contributors to relative performance included the Fund’s underweight positions in General Electric Co. and Berkshire Hathaway Inc. and its overweight position in Apple Inc. Shares of General Electric, an industrial conglomerate, fell amid investor concerns about the company’s strategic direction under a new chief executive. Shares of Berkshire Hathaway, an investment management company that was not held by the Fund, fell after the company reported lower earnings. Shares of Apple, a maker of smartphones, computers and related devices, rose after the company posted earnings growth on better-than-expected sales and pricing for its iPhones.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations have the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process was designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bank of America Corp.	3.1%
2.	Wells Fargo & Co.	2.9
3.	Johnson & Johnson	2.7
4.	Chevron Corp.	2.6
5.	PNC Financial Services Group, Inc. (The)	2.5
6.	Apple, Inc.	2.4
7.	BlackRock, Inc.	2.2
8.	Microsoft Corp.	2.0
9.	Occidental Petroleum Corp.	2.0
10.	CME Group, Inc.	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	29.7%
Industrials	11.4
Information Technology	10.7
Health Care	10.7
Energy	9.9
Consumer Discretionary	7.5
Consumer Staples	7.5
Utilities	4.2
Materials	3.5
Real Estate	2.8
Telecommunication Services	1.3
Short-Term Investment	0.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.
(1)	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	9

JPMorgan Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017
	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge*		8.31%	11.85%	6.46%
Without Sales Charge		14.34	13.07	7.03
CLASS C SHARES	November 4, 1997
With CDSC**		12.74	12.51	6.49
Without CDSC		13.74	12.51	6.49
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	July 2, 1987	14.57	13.35	7.33
CLASS R2 SHARES	February 28, 2011	14.01	12.77	6.82
CLASS R3 SHARES	September 9, 2016	14.33	13.07	7.03
CLASS R4 SHARES	September 9, 2016	14.60	13.36	7.33
CLASS R5 SHARES	February 28, 2011	14.84	13.58	7.46
CLASS R6 SHARES	January 31, 2012	14.95	13.64	7.49

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Class R4, and Class R5 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R4 would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class I Shares.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar than those shown because Class R3 currently have the same expenses as Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to February 28, 2011, Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Income Fund, the Russell 1000 Value Index and the Lipper Equity Income Funds Index from June 30, 2007 to June 30, 2017.

The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

JPMorgan Growth and Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	16.31%
Russell 1000 Value Index	15.53%

Net Assets as of 6/30/2017 (In Thousands)	$539,705

INVESTMENT OBJECTIVE**

The JPMorgan Growth and Income Fund (the “Fund”) seeks to provide capital growth over the long term and earn income from dividends.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2017. The Fund’s security selection and overweight position in the information technology sector and its overweight position in the financials sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the health care and consumer staples sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Bank of America Corp., Best Buy Inc. and Harman International Industries Inc. Shares of Bank of America, a banking and financial services company, rose amid investor expectations of an improved operating environment for large banks and the company’s successful completion of the U.S. Federal Reserve’s bank “stress test.” Shares of Best Buy, a consumer electronics retail chain, rose after the company reported better-than-expected sales growth. Shares of Harman International Industries, a maker of audio systems for the consumer and commercial markets, rose on news of Samsung Electronics Co.’s acquisition of the company.

Leading individual detractors from relative performance included the Fund’s overweight positions in Bristol-Myers Squibb Co., AutoZone Inc. and L Brands Inc. Shares of Bristol-Myers Squibb, a drug maker, fell after the company reduced its earnings forecast and amid investor concerns about proposed changes to federal health insurance policies. Shares of AutoZone, auto parts retailer and distributor, fell after the company reported lower-than-expected earnings and sales. Shares of L Brands, a retailer of women’s apparel and beauty products, fell after the company reported a decline in sales.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. The portfolio managers employed a bottom-up approach to security selection and fundamental research. During the reporting period, the Fund’s largest overweight position relative to the Benchmark was in the consumer discretionary sector, while its largest underweight position was in the consumer staples sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bank of America Corp.	4.5%
2.	Microsoft Corp.	3.2
3.	Apple, Inc.	3.0
4.	Wells Fargo & Co.	2.9
5.	Chevron Corp.	2.4
6.	Honeywell International, Inc.	2.3
7.	BlackRock, Inc.	1.9
8.	Hartford Financial Services Group, Inc. (The)	1.9
9.	Berkshire Hathaway, Inc., Class B	1.9
10.	Home Depot, Inc. (The)	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Financials	32.0%
Information Technology	13.9
Energy	11.8
Health Care	11.2
Industrials	8.9
Consumer Discretionary	8.0
Consumer Staples	3.9
Real Estate	2.5
Utilities	2.4
Telecommunication Services	2.0
Materials	1.6
Short-Term Investment	1.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	11

JPMorgan Growth and Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 23, 1987
With Sales Charge*		10.20%	12.75%	5.19%
Without Sales Charge		16.31	13.97	5.76
CLASS C SHARES	January 2, 1998
With CDSC**		14.74	13.40	5.23
Without CDSC		15.74	13.40	5.23
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	January 25, 1996	16.62	14.25	6.05
CLASS R2 SHARES	November 2, 2015	16.04	13.88	5.72
CLASS R5 SHARES	November 2, 2015	16.85	14.33	6.09
CLASS R6 SHARES	November 2, 2015	16.91	14.35	6.10

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund, the Russell 1000 Value Index, the Lipper Large-Cap Value Funds Index and the Lipper Large-Cap Core Funds Index from June 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Large-Cap Value Funds Index and the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index and the Lipper Large-Cap Core Funds Index are indexes based on the total returns of certain groups of mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

JPMorgan Hedged Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*(1)	13.78%
S&P 500 Index	17.90%

Net Assets as of 6/30/2017 (In Thousands)	$763,296

INVESTMENT OBJECTIVE**

The JPMorgan Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Standard & Poor’s 500 Index (the “Benchmark”) for the twelve months ended June 30, 2017. The Fund’s options hedge allowed the Fund to generally perform as designed, delivering returns with less volatility than the Benchmark during the reporting period. The Fund captured 77% of the Benchmark’s total return with about 49% of the Benchmark’s volatility during the twelve month reporting period.

The Fund’s security selection in the pharmaceutical/medical technology and retail sectors was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the telecommunications and technology sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positons in Bristol-Myers Squibb Co. and Accenture PLC and its underweight position in Nvidia Corp. Shares of Bristol-Myers Squibb, a drug maker, fell after the company reduced its earnings forecast and investor concerns about proposed changes to federal health insurance policies. Shares of Accenture, a provider of management consulting and outsourcing, fell in late 2016 after the company reported weakness in sales and profit margins. Shares of Nvidia, a maker of computer graphics semiconductors and software, rose amid growth in its gaming and artificial intelligence segments.

Leading individual contributors to relative performance included the Fund’s overweight position in Charter Communications Inc. and its underweight positions in Intel Corp. and IBM Corp. Shares of Charter Communications, a provider of broadband communications services, rose late in 2016 on better-than-expected earnings and news reports that the company could be a takeover target. Shares of Intel, a semiconductor manufacturer, fell after the company reported lackluster earnings growth. Shares of IBM, a technology and business services company, fell after the company reported lower-than-expected earnings and investment management firm Berkshire Hathaway Inc. announced it had sold part of its stake in the company.

HOW WAS THE FUND POSITIONED?

The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The option overlay is known as a “Put/Spread Collar” strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments, while exposing the Fund to less risk than traditional long-only equity strategies.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	3.7%
2.	Microsoft Corp.	3.2
3.	Amazon.com, Inc.	1.9
4.	Facebook, Inc., Class A	1.9
5.	Bank of America Corp.	1.8
6.	Alphabet, Inc., Class A	1.7
7.	Alphabet, Inc., Class C	1.7
8.	Wells Fargo & Co.	1.6
9.	UnitedHealth Group, Inc.	1.6
10.	Citigroup, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	22.3%
Financials	13.9
Health Care	13.7
Consumer Discretionary	12.5
Industrials	9.6
Consumer Staples	8.3
Energy	5.7
Utilities	3.0
Materials	2.7
Real Estate	2.3
Telecommunication Services	1.4
Put Options	0.9
Short-Term Investments	3.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.
(1)	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	13

JPMorgan Hedged Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	December 13, 2013
With Sales Charge*		7.51%	4.15%	5.26%
Without Sales Charge		13.46	6.03	6.87
CLASS C SHARES	December 13, 2013
With CDSC**		11.93	5.50	6.33
Without CDSC		12.93	5.50	6.33
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	December 13, 2013	13.78	6.32	7.14
CLASS R5 SHARES	December 13, 2013	14.02	6.52	7.36
CLASS R6 SHARES	December 13, 2013	14.01	6.55	7.39

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/13/13 TO 6/30/2017)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 13, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity Fund, the S&P 500 Index, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Alternative Long/Short Equity Funds Average from December 13, 2013 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The performance of the Lipper Alternative Long/Short Equity Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The BofA Merrill

Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index. The Lipper Alternative Long/Short Equity Funds Average is an average based on the total returns of all mutual funds within the funds designated category as determined by Lipper, Inc.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*(1)	27.65%
Russell 1000 Growth Index	20.42%

Net Assets as of 6/30/2017 (In Thousands)	$12,276,704

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2017. The Fund’s security selection and overweight position in the technology sector and its security selection in the consumer discretionary sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the materials & processing sector and its overweight position in the energy sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Nvidia Corp., Intuitive Surgical Inc. and Delta Air Lines Inc. Shares of NVidia, a maker of computer graphics semiconductors and software, rose amid growth in its gaming and artificial intelligence segments. Shares of Intuitive Surgical, a maker of robotic and assisted surgery technologies, rose on better-than-expected earnings. Shares of Delta Air Lines, an airline operator, rose after the company increased its dividend, unveiled a $5 billion stock repurchase plan and forecast growth in profit margins.

Leading individual detractors from relative performance included the Fund’s underweight positions in Apple Inc. and its overweight positions in Acuity Brands Inc. and Monster Beverage Corp. Shares of Apple, a maker of smartphones, computers and related devices, rose after the company posted earnings growth on better-than-expected sales and pricing for its iPhones. Shares of Acuity Brands, a maker of lighting and building management systems, fell in the first half of the reporting period after the company reported lower-than-expected earnings. Shares of Monster Beverage, a maker of energy drinks, fell late in 2016 after the company reported lower-than-expected earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Alphabet, Inc., Class C	5.9%
2.	Amazon.com, Inc.	5.5
3.	Apple, Inc.	4.2
4.	Facebook, Inc., Class A	3.6
5.	Mastercard, Inc., Class A	3.6
6.	Home Depot, Inc. (The)	3.6
7.	NVIDIA Corp.	3.3
8.	Intuitive Surgical, Inc.	3.3
9.	Comcast Corp., Class A	2.8
10.	Microsoft Corp.	2.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	42.3%
Consumer Discretionary	20.8
Health Care	12.6
Industrials	8.7
Financials	6.4
Materials	2.8
Consumer Staples	2.2
Others (each less than 1.0%)	1.5
Short-Term Investment	2.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.
(1)	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	15

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 22, 1994
With Sales Charge*		20.79%	12.45%	8.59%
Without Sales Charge		27.46	13.67	9.18
CLASS C SHARES	November 4, 1997
With CDSC**		25.79	13.09	8.62
Without CDSC		26.79	13.09	8.62
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	February 28, 1992	27.65	13.86	9.39
CLASS R2 SHARES	November 3, 2008	27.14	13.38	8.91
CLASS R3 SHARES	September 9, 2016	27.34	13.63	9.21
CLASS R4 SHARES	September 9, 2016	27.65	13.86	9.39
CLASS R5 SHARES	April 14, 2009	27.88	14.07	9.56
CLASS R6 SHARES	November 30, 2010	28.00	14.16	9.62

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/2017)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R3, Class R4 and Class R5 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R2 and Class R3 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R4 would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to April 14, 2009, Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from June 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

JPMorgan Large Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*(1)	28.61%
Russell 1000 Value Index	15.53%

Net Assets as of 6/30/2017 (In Thousands)	$1,052,264

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2017.

The Fund’s security selection and overweight positions in the consumer cyclicals and auto & transportation sectors were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the pharmaceutical/medical technology sector and its underweight position in the software & services sector were leading detractors from relative performance.

Leading individual contributors to performance relative to the Benchmark included the Fund’s overweight positions in Harman International Industries Inc., Southwest Airlines Co. and Royal Caribbean Cruises Ltd. Shares of Harman International Industries, a maker of audio systems for the consumer and commercial markets, rose on news of Samsung Electronics Co.’s acquisition of the company. Shares of Southwest Airlines, an airline operator, rose after the company increased its dividend and unveiled a $2 billion share repurchase program. Shares of Royal Caribbean Cruises, rose after the company reported better-than-expected earnings and sales.

Leading individual detractors from relative performance included the Fund’s overweight positions in Macy’s Inc., Wells Fargo & Co. and Gilead Sciences Inc. Shares of Macy’s, a department store chain, fell after the company warned of lower-than-forecast gross margins. Shares of Wells Fargo, a banking and financial services company, fell amid falling mortgage revenue and higher expenses in the wake of the bank’s multi-million dollar settlement for opening fictitious or unauthorized bank accounts. Shares of Gilead Sciences, a drug maker, fell after the company reported lower-than-expected earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers combined a bottom-up fundamental approach to security selection with a systematic valuation process. Overall, the Fund’s portfolio managers looked to take advantage of mispriced stocks that they believed appeared attractive relative to their fair value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	4.6%
2.	Citigroup, Inc.	4.4
3.	General Motors Co.	3.6
4.	Bank of America Corp.	3.5
5.	Pfizer, Inc.	2.6
6.	Delta Air Lines, Inc.	2.4
7.	Broadcom Ltd.	2.0
8.	Royal Caribbean Cruises Ltd.	1.9
9.	EOG Resources, Inc.	1.9
10.	Magna International, Inc., (Canada)	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Financials	29.6%
Consumer Discretionary	18.8
Industrials	13.0
Health Care	10.0
Energy	9.6
Information Technology	5.8
Materials	5.5
Consumer Staples	4.0
Real Estate	1.5
Telecommunication Services	1.4
Short-Term Investment	0.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.
(1)	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	17

JPMorgan Large Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge*		21.76%	15.29%	5.45%
Without Sales Charge		28.47	16.54	6.03
CLASS C SHARES	March 22, 1999
With CDSC**		26.72	15.94	5.47
Without CDSC		27.72	15.94	5.47
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	March 1, 1991	28.61	16.72	6.20
CLASS R2 SHARES	November 3, 2008	28.03	16.22	5.73
CLASS R5 SHARES	May 15, 2006	28.82	16.95	6.43
CLASS R6 SHARES	November 30, 2010	28.90	17.00	6.46

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class I Shares. Prior class performance has been adjusted to reflect the differences in expenses between classes.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Value Fund, the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from June 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

JPMorgan U.S. Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*(1)	20.20%
S&P 500 Index	17.90%

Net Assets as of 6/30/2017 (In Thousands)	$14,296,993

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2017. The Fund’s security selection in the telecommunications and health services & systems sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the pharmaceutical/medical technology and financials sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in UnitedHealth Group Inc. and United Continental Holdings Inc. and its underweight position in Intel Corp. Shares of UnitedHealth Group Inc., a health insurance provider, rose after the company reported better-than-expected earnings and raised its revenue forecast. Shares of United Continental Holdings, an airline operator, rose on revenue growth and news that investor Warren Buffett had purchased a large stake in the company. Shares of Intel, a semiconductor manufacturer, fell after the company reported lackluster earnings growth.

Leading individual detractors from relative performance included the Fund’s overweight positions in Bristol-Myers Squibb Co., General Electric Co. and Wells Fargo & Co. Bristol-Myers Squibb, a drug maker, fell after the company reduced its earnings forecast and amid investor concerns about proposed changes to federal health insurance policies. Shares of General Electric, an industrial conglomerate, fell amid investor concerns about the company’s strategic direction under a new chief executive. Shares of Wells Fargo, a banking and financial services company, fell amid falling mortgage revenue and higher expenses in the wake of the bank’s $185 million settlement for opening unauthorized bank accounts.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth. As a result of this approach to stock selection, the Fund’s largest average overweight positions relative to the Benchmark for the year ended June 30, 3017 were in the insurance and media sectors, while the Fund’s largest underweight positions were in the consumer staples and real estate investment trust sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	4.3%
2.	Microsoft Corp.	3.3
3.	UnitedHealth Group, Inc.	3.1
4.	Citigroup, Inc.	2.7
5.	Pfizer, Inc.	2.3
6.	Alphabet, Inc., Class A	2.3
7.	Walt Disney Co. (The)	2.3
8.	PepsiCo, Inc.	2.2
9.	Bank of America Corp.	2.1
10.	Amazon.com, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	23.7%
Financials	15.9
Health Care	14.1
Consumer Discretionary	13.7
Industrials	12.5
Consumer Staples	6.5
Energy	6.3
Utilities	2.4
Materials	2.2
Telecommunication Services	1.1
Real Estate	0.6
Short-Term Investment	1.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.
(1)	On December 1, 2016, the Fund’s Institutional Class Shares were redesignated as and renamed Class L Shares.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	19

JPMorgan U.S. Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 10, 2001
With Sales Charge*		13.59%	13.61%	7.20%
Without Sales Charge		19.86	14.83	7.77
CLASS C SHARES	September 10, 2001
With CDSC**		18.23	14.24	7.23
Without CDSC		19.23	14.24	7.23
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	September 10, 2001	20.05	15.04	8.00
CLASS L SHARES (FORMERLY INSTITUTIONAL CLASS SHARES)	September 17, 1993	20.20	15.19	8.15
CLASS R2 SHARES	November 3, 2008	19.58	14.54	7.54
CLASS R3 SHARES	September 9, 2016	19.80	14.82	7.77
CLASS R4 SHARES	September 9, 2016	20.05	15.04	8.00
CLASS R5 SHARES	May 15, 2006	20.33	15.26	8.20
CLASS R6 SHARES	November 30, 2010	20.37	15.32	8.25

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares and Class R3 prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares and Class R3 Shares would have been lower than those shown because Class R2 Shares and Class R3 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar than those shown because Class R4 Shares have similar expenses than Class I Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from June 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.6%
	Consumer Discretionary — 12.9%
	Auto Components — 0.4%
273	Delphi Automotive plc	23,894
52	Lear Corp.	7,408

		31,302

	Automobiles — 0.4%
1,363	Ford Motor Co.	15,250
460	General Motors Co.	16,060

		31,310

	Hotels, Restaurants & Leisure — 1.0%
206	Royal Caribbean Cruises Ltd.	22,550
878	Starbucks Corp.	51,210

		73,760

	Household Durables — 0.4%
243	DR Horton, Inc.	8,386
78	Newell Brands, Inc.	4,172
522	PulteGroup, Inc.	12,797
112	Toll Brothers, Inc.	4,406

		29,761

	Internet & Direct Marketing Retail — 2.0%
150	Amazon.com, Inc. (a)	145,512

	Media — 4.4%
188	Charter Communications, Inc., Class A (a)	63,360
2,223	Comcast Corp., Class A	86,504
344	DISH Network Corp., Class A (a)	21,616
2,006	Sirius XM Holdings, Inc.	10,976
194	Time Warner, Inc.	19,459
2,474	Twenty-First Century Fox, Inc., Class A	70,127
496	Walt Disney Co. (The)	52,750

		324,792

	Multiline Retail — 0.3%
188	Dollar General Corp.	13,583
53	Dollar Tree, Inc. (a)	3,720
238	Macy’s, Inc.	5,522

		22,825

	Specialty Retail — 3.8%
11	AutoZone, Inc. (a)	6,275
203	Best Buy Co., Inc.	11,618
615	Home Depot, Inc. (The)	94,328
787	Lowe’s Cos., Inc.	61,050
110	O’Reilly Automotive, Inc. (a)	24,003
380	Ross Stores, Inc.	21,910
834	TJX Cos., Inc. (The)	60,192

		279,376

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — 0.2%
247	NIKE, Inc., Class B	14,544

	Total Consumer Discretionary	953,182

	Consumer Staples — 8.6%
	Beverages — 3.2%
157	Brown-Forman Corp., Class B	7,606
445	Coca-Cola Co. (The)	19,953
245	Constellation Brands, Inc., Class A	47,391
63	Dr Pepper Snapple Group, Inc.	5,785
507	Molson Coors Brewing Co., Class B	43,795
949	PepsiCo, Inc.	109,586

		234,116

	Food & Staples Retailing — 1.6%
279	Costco Wholesale Corp.	44,558
323	Kroger Co. (The)	7,536
779	Walgreens Boots Alliance, Inc.	61,001
87	Wal-Mart Stores, Inc.	6,572

		119,667

	Food Products — 1.0%
95	Archer-Daniels-Midland Co.	3,920
21	JM Smucker Co. (The)	2,442
191	Kraft Heinz Co. (The)	16,337
1,232	Mondelez International, Inc., Class A	53,189

		75,888

	Household Products — 1.3%
310	Kimberly-Clark Corp.	40,033
627	Procter & Gamble Co. (The)	54,665

		94,698

	Tobacco — 1.5%
305	Altria Group, Inc.	22,728
786	Philip Morris International, Inc.	92,292

		115,020

	Total Consumer Staples	639,389

	Energy — 5.9%
	Energy Equipment & Services — 0.5%
311	Halliburton Co.	13,288
350	Schlumberger Ltd.	23,030

		36,318

	Oil, Gas & Consumable Fuels — 5.4%
437	Anadarko Petroleum Corp.	19,827
138	Apache Corp.	6,611
443	Cabot Oil & Gas Corp.	11,109
519	Chevron Corp.	54,168

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	21

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
102	Concho Resources, Inc. (a)	12,348
280	Diamondback Energy, Inc. (a)	24,907
579	EOG Resources, Inc.	52,414
223	EQT Corp.	13,087
1,189	Exxon Mobil Corp.	95,996
529	Kinder Morgan, Inc.	10,142
545	Occidental Petroleum Corp.	32,623
168	Phillips 66	13,917
264	Pioneer Natural Resources Co.	42,070
159	Valero Energy Corp.	10,704

		399,923

	Total Energy	436,241

	Financials — 14.3%
	Banks — 6.0%
5,539	Bank of America Corp.	134,374
216	BB&T Corp.	9,831
1,745	Citigroup, Inc.	116,673
1,514	KeyCorp	28,367
103	PNC Financial Services Group, Inc. (The)	12,824
395	Regions Financial Corp.	5,778
37	SVB Financial Group (a)	6,418
2,200	Wells Fargo & Co.	121,919
128	Zions Bancorp	5,617

		441,801

	Capital Markets — 3.4%
54	Ameriprise Financial, Inc.	6,861
901	Bank of New York Mellon Corp. (The)	45,956
13	BlackRock, Inc.	5,281
1,380	Charles Schwab Corp. (The)	59,276
32	Goldman Sachs Group, Inc. (The)	7,059
514	Intercontinental Exchange, Inc.	33,898
1,485	Morgan Stanley	66,185
311	State Street Corp.	27,906

		252,422

	Consumer Finance — 0.9%
160	American Express Co.	13,445
350	Capital One Financial Corp.	28,957
384	Discover Financial Services	23,904

		66,306

	Diversified Financial Services — 1.4%
610	Berkshire Hathaway, Inc., Class B (a)	103,252
97	Voya Financial, Inc.	3,593

		106,845

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — 2.6%
505	American International Group, Inc.	31,585
475	Arthur J Gallagher & Co.	27,208
344	Chubb Ltd.	50,015
364	Hartford Financial Services Group, Inc. (The)	19,117
1,227	MetLife, Inc.	67,419

		195,344

	Total Financials	1,062,718

	Health Care — 14.2%
	Biotechnology — 2.8%
165	AbbVie, Inc.	11,928
156	Alexion Pharmaceuticals, Inc. (a)	18,955
22	Amgen, Inc.	3,789
166	Biogen, Inc. (a)	45,155
34	BioMarin Pharmaceutical, Inc. (a)	3,079
436	Celgene Corp. (a)	56,597
660	Gilead Sciences, Inc.	46,699
190	Vertex Pharmaceuticals, Inc. (a)	24,460

		210,662

	Health Care Equipment & Supplies — 2.2%
968	Abbott Laboratories	47,075
156	Becton Dickinson and Co.	30,390
1,787	Boston Scientific Corp. (a)	49,527
18	Cooper Cos., Inc. (The)	4,306
211	Danaher Corp.	17,781
118	Zimmer Biomet Holdings, Inc.	15,087

		164,166

	Health Care Providers & Services — 2.8%
251	Aetna, Inc.	38,040
89	Cigna Corp.	14,816
44	HCA Healthcare, Inc. (a)	3,811
113	Humana, Inc.	27,284
650	UnitedHealth Group, Inc.	120,557

		204,508

	Life Sciences Tools & Services — 0.8%
256	Agilent Technologies, Inc.	15,168
108	Illumina, Inc. (a)	18,705
132	Thermo Fisher Scientific, Inc.	23,030

		56,903

	Pharmaceuticals — 5.6%
255	Allergan plc	61,982
965	Bristol-Myers Squibb Co.	53,792
680	Eli Lilly & Co.	55,925
605	Johnson & Johnson	79,969

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Pharmaceuticals — continued
776	Merck & Co., Inc.	49,703
3,360	Pfizer, Inc.	112,848

		414,219

	Total Health Care	1,050,458

	Industrials — 10.0%
	Aerospace & Defense — 1.6%
216	General Dynamics Corp.	42,839
38	L3 Technologies, Inc.	6,289
118	Northrop Grumman Corp.	30,395
85	Textron, Inc.	4,026
270	United Technologies Corp.	33,030

		116,579

	Air Freight & Logistics — 0.1%
36	FedEx Corp.	7,889

	Airlines — 0.8%
512	Delta Air Lines, Inc.	27,541
451	United Continental Holdings, Inc. (a)	33,928

		61,469

	Building Products — 0.6%
237	Allegion plc	19,223
568	Masco Corp.	21,692

		40,915

	Electrical Equipment — 0.5%
465	Eaton Corp. plc	36,183

	Industrial Conglomerates — 2.6%
3,504	General Electric Co.	94,630
729	Honeywell International, Inc.	97,128

		191,758

	Machinery — 2.2%
30	Deere & Co.	3,695
50	Fortive Corp.	3,155
591	Ingersoll-Rand plc	53,989
442	PACCAR, Inc.	29,214
48	Parker-Hannifin Corp.	7,712
125	Snap-on, Inc.	19,812
328	Stanley Black & Decker, Inc.	46,129

		163,706

	Road & Rail — 1.6%
93	Canadian Pacific Railway Ltd., (Canada)	14,974
173	Norfolk Southern Corp.	21,079
735	Union Pacific Corp.	80,026

		116,079

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 0.0% (g)
114	HD Supply Holdings, Inc. (a)	3,504

	Total Industrials	738,082

	Information Technology — 23.0%
	Communications Equipment — 0.4%
824	Cisco Systems, Inc.	25,778

	Electronic Equipment, Instruments & Components — 0.6%
601	TE Connectivity Ltd.	47,308

	Internet Software & Services — 5.4%
139	Alphabet, Inc., Class A (a)	128,855
140	Alphabet, Inc., Class C (a)	127,667
962	Facebook, Inc., Class A (a)	145,269

		401,791

	IT Services — 4.0%
786	Accenture plc, Class A	97,237
69	Automatic Data Processing, Inc.	7,070
428	Fidelity National Information Services, Inc.	36,534
120	International Business Machines Corp.	18,475
2	Mastercard, Inc., Class A	218
122	Paychex, Inc.	6,924
147	Vantiv, Inc., Class A (a)	9,319
1,155	Visa, Inc., Class A	108,325
123	WEX, Inc. (a)	12,811

		296,913

	Semiconductors & Semiconductor Equipment — 3.5%
784	Analog Devices, Inc.	60,981
350	Broadcom Ltd.	81,596
55	Lam Research Corp.	7,806
233	Microchip Technology, Inc.	17,952
113	NVIDIA Corp.	16,378
983	Texas Instruments, Inc.	75,589

		260,302

	Software — 4.8%
642	Adobe Systems, Inc. (a)	90,751
3,571	Microsoft Corp.	246,147
189	Oracle Corp.	9,487
84	Workday, Inc., Class A (a)	8,126

		354,511

	Technology Hardware, Storage & Peripherals — 4.3%
1,980	Apple, Inc.	285,181
1,923	HP, Inc.	33,616

		318,797

	Total Information Technology	1,705,400

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	23

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Materials — 2.8%
	Chemicals — 2.1%
56	Albemarle Corp.	5,868
83	Celanese Corp., Series A	7,889
394	Dow Chemical Co. (The)	24,845
484	Eastman Chemical Co.	40,626
753	EI du Pont de Nemours & Co.	60,778
726	Mosaic Co. (The)	16,582

		156,588

	Construction Materials — 0.1%
40	Vulcan Materials Co.	5,080

	Containers & Packaging — 0.5%
256	Crown Holdings, Inc. (a)	15,246
332	WestRock Co.	18,822

		34,068

	Metals & Mining — 0.1%
151	Alcoa Corp.	4,917
171	Newmont Mining Corp.	5,528

		10,445

	Total Materials	206,181

	Real Estate — 2.3%
	Equity Real Estate Investment Trusts (REITs) — 2.3%
159	AvalonBay Communities, Inc.	30,531
83	Boston Properties, Inc.	10,186
199	Brixmor Property Group, Inc.	3,562
44	Camden Property Trust	3,737
56	Digital Realty Trust, Inc.	6,280
32	Equinix, Inc.	13,585
142	Extra Space Storage, Inc.	11,068
68	Federal Realty Investment Trust	8,582
348	HCP, Inc.	11,128
274	Kimco Realty Corp.	5,020
64	Omega Healthcare Investors, Inc.	2,126
386	Prologis, Inc.	22,644
124	Public Storage	25,807
74	Regency Centers Corp.	4,642
154	Vornado Realty Trust	14,460

	Total Real Estate	173,358

	Telecommunication Services — 1.4%
	Diversified Telecommunication Services — 1.3%
1,460	AT&T, Inc.	55,100
882	Verizon Communications, Inc.	39,377

		94,477

SHARES	SECURITY DESCRIPTION	VALUE($)

	Wireless Telecommunication Services — 0.1%
172	T-Mobile US, Inc. (a)	10,427

	Total Telecommunication Services	104,904

	Utilities — 3.2%
	Electric Utilities — 2.6%
104	American Electric Power Co., Inc.	7,239
198	Duke Energy Corp.	16,584
458	Edison International	35,805
431	NextEra Energy, Inc.	60,461
588	PG&E Corp.	39,057
767	Xcel Energy, Inc.	35,186

		194,332

	Multi-Utilities — 0.6%
547	CMS Energy Corp.	25,288
596	NiSource, Inc.	15,117

		40,405

	Total Utilities	234,737

	Total Common Stocks (Cost $5,661,246)	7,304,650

PRINCIPAL AMOUNT($)
Short-Term Investments — 1.7%
	U.S. Treasury Obligation — 0.1%
5,322	U.S. Treasury Bill, 0.980%, 03/01/18 (k) (n)	5,284

SHARES
	Investment Company — 1.6%
115,340	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l)	115,340

	Total Short-Term Investments (Cost $120,627)	120,624

	Total Investments — 100.3% (Cost $5,781,873)	7,425,274
	Liabilities in Excess of Other Assets — (0.3)%	(18,741)

	NET ASSETS — 100.0%	$7,406,533

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
788	E-mini S&P 500 Index	09/15/17	USD	$95,383	$(236)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	25

JPMorgan Dynamic Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.8%
	Consumer Discretionary — 21.7%
	Hotels, Restaurants & Leisure — 2.1%
108	Las Vegas Sands Corp.	6,919

	Internet & Direct Marketing Retail — 10.8%
23	Amazon.com, Inc. (a)	21,795
7	Priceline Group, Inc. (The) (a)	12,888

		34,683

	Specialty Retail — 8.8%
77	Home Depot, Inc. (The)	11,804
82	Ross Stores, Inc.	4,734
41	Ulta Beauty, Inc. (a)	11,666

		28,204

	Total Consumer Discretionary	69,806

	Consumer Staples — 2.1%
	Beverages — 2.1%
137	Monster Beverage Corp. (a)	6,804

	Energy — 1.6%
	Oil, Gas & Consumable Fuels — 1.6%
32	Pioneer Natural Resources Co.	5,166

	Financials — 8.8%
	Capital Markets — 8.8%
359	Charles Schwab Corp. (The)	15,419
194	Intercontinental Exchange, Inc.	12,787

	Total Financials	28,206

	Health Care — 13.1%
	Biotechnology — 3.6%
91	Vertex Pharmaceuticals, Inc. (a)	11,693

	Health Care Equipment & Supplies — 4.0%
14	Intuitive Surgical, Inc. (a)	12,674

	Health Care Providers & Services — 4.0%
70	UnitedHealth Group, Inc.	12,961

	Life Sciences Tools & Services — 1.5%
28	Illumina, Inc. (a)	4,906

	Total Health Care	42,234

	Industrials — 4.1%
	Airlines — 1.5%
80	Southwest Airlines Co.	4,946

	Electrical Equipment — 1.5%
29	Rockwell Automation, Inc.	4,701

	Trading Companies & Distributors — 1.1%
30	United Rentals, Inc. (a)	3,376

	Total Industrials	13,023

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 41.9%
	Internet Software & Services — 11.8%
23	Alphabet, Inc., Class A (a)	21,206
111	Facebook, Inc., Class A (a)	16,729

		37,935

	IT Services — 9.4%
159	Mastercard, Inc., Class A	19,253
206	PayPal Holdings, Inc. (a)	11,032

		30,285

	Semiconductors & Semiconductor Equipment — 8.2%
208	Applied Materials, Inc.	8,609
47	Broadcom Ltd.	10,988
46	NVIDIA Corp.	6,664

		26,261

	Software — 9.6%
82	Adobe Systems, Inc. (a)	11,584
92	Electronic Arts, Inc. (a)	9,713
91	ServiceNow, Inc. (a)	9,603

		30,900

	Technology Hardware, Storage & Peripherals — 2.9%
64	Apple, Inc.	9,210

	Total Information Technology	134,591

	Real Estate — 3.5%
	Equity Real Estate Investment Trusts (REITs) — 3.5%
26	Equinix, Inc.	11,319

	Total Common Stocks (Cost $194,171)	311,149

Short-Term Investment — 3.3%
	Investment Company — 3.3%
10,657	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $10,657)	10,657

	Total Investments — 100.1% (Cost $204,828)	321,806
	Liabilities in Excess of Other Assets — (0.1)%	(329)

	NET ASSETS — 100.0%	$321,477

Percentages indicated are based on net assets.

26	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.5%
	Consumer Discretionary — 17.0%
	Household Durables — 1.6%
13	Mohawk Industries, Inc. (a)	3,026

	Internet & Direct Marketing Retail — 6.9%
8	Amazon.com, Inc. (a)	7,976
3	Priceline Group, Inc. (The) (a)	4,966

		12,942

	Media — 3.2%
94	DISH Network Corp., Class A (a)	5,908

	Multiline Retail — 2.1%
102	Kohl’s Corp.	3,936

	Specialty Retail — 3.2%
7	AutoZone, Inc. (a)	4,042
65	Bed Bath & Beyond, Inc.	1,965

		6,007

	Total Consumer Discretionary	31,819

	Consumer Staples — 1.9%
	Food & Staples Retailing — 1.9%
46	Walgreens Boots Alliance, Inc.	3,625

	Energy — 6.7%
	Oil, Gas & Consumable Fuels — 6.7%
29	Concho Resources, Inc. (a)	3,489
244	Kinder Morgan, Inc.	4,678
85	Marathon Petroleum Corp.	4,425

	Total Energy	12,592

	Financials — 22.5%
	Banks — 3.2%
106	Wells Fargo & Co.	5,900

	Capital Markets — 7.2%
107	Charles Schwab Corp. (The)	4,610
19	S&P Global, Inc.	2,756
82	T Rowe Price Group, Inc.	6,116

		13,482

	Consumer Finance — 5.3%
212	Ally Financial, Inc.	4,431
66	Capital One Financial Corp.	5,425

		9,856

	Insurance — 6.8%
113	American International Group, Inc.	7,034
122	Loews Corp.	5,712

		12,746

	Total Financials	41,984

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care — 9.4%
	Biotechnology — 1.9%
27	Vertex Pharmaceuticals, Inc. (a)	3,505

	Health Care Equipment & Supplies — 2.0%
4	Intuitive Surgical, Inc. (a)	3,749

	Health Care Providers & Services — 5.5%
59	Acadia Healthcare Co., Inc. (a)	2,927
40	UnitedHealth Group, Inc.	7,396

		10,323

	Total Health Care	17,577

	Industrials — 6.4%
	Airlines — 2.9%
99	Delta Air Lines, Inc.	5,313

	Commercial Services & Supplies — 1.5%
43	Waste Connections, Inc., (Canada)	2,802

	Machinery — 2.0%
27	Stanley Black & Decker, Inc.	3,756

	Total Industrials	11,871

	Information Technology — 22.5%
	Internet Software & Services — 10.1%
12	Alphabet, Inc., Class C (a)	11,250
51	Facebook, Inc., Class A (a)	7,676

		18,926

	IT Services — 3.0%
46	Mastercard, Inc., Class A	5,626

	Semiconductors & Semiconductor Equipment — 1.6%
20	NVIDIA Corp.	2,933

	Software — 3.7%
45	Electronic Arts, Inc. (a)	4,718
20	ServiceNow, Inc. (a)	2,166

		6,884

	Technology Hardware, Storage & Peripherals — 4.1%
54	Apple, Inc.	7,731

	Total Information Technology	42,100

	Materials — 3.8%
	Containers & Packaging — 3.8%
86	Ball Corp.	3,636
60	WestRock Co.	3,377

	Total Materials	7,013

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	27

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Real Estate — 4.1%
	Equity Real Estate Investment Trusts (REITs) — 4.1%
29	Federal Realty Investment Trust	3,705
139	Rayonier, Inc.	4,004

	Total Real Estate	7,709

	Utilities — 2.2%
	Electric Utilities — 2.2%
89	Xcel Energy, Inc.	4,078

	Total Common Stocks (Cost $150,109)	180,368

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.1%
	Investment Company — 3.1%
5,788	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $5,788)	5,788

	Total Investments — 99.6% (Cost $155,897)	186,156
	Other Assets in Excess of Liabilities — 0.4%	688

	NET ASSETS — 100.0%	$186,844

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.1%
	Consumer Discretionary — 7.5%
	Distributors — 1.2%
1,882	Genuine Parts Co.	174,533

	Hotels, Restaurants & Leisure — 0.8%
428	McDonald’s Corp.	65,496
491	Wyndham Worldwide Corp.	49,258

		114,754

	Media — 1.8%
1,324	Cinemark Holdings, Inc.	51,448
3,120	Comcast Corp., Class A	121,413
1,005	Time Warner, Inc.	100,898

		273,759

	Specialty Retail — 3.4%
1,560	Best Buy Co., Inc.	89,439
1,778	Home Depot, Inc. (The)	272,816
1,582	L Brands, Inc.	85,227
689	Tiffany & Co.	64,663

		512,145

	Textiles, Apparel & Luxury Goods — 0.3%
878	VF Corp.	50,559

	Total Consumer Discretionary	1,125,750

	Consumer Staples — 7.5%
	Beverages — 2.9%
1,778	Coca-Cola Co. (The)	79,741
1,486	Dr Pepper Snapple Group, Inc.	135,422
1,184	Molson Coors Brewing Co., Class B	102,196
960	PepsiCo, Inc.	110,914

		428,273

	Food Products — 1.6%
1,262	Kraft Heinz Co. (The)	108,057
3,051	Mondelez International, Inc., Class A	131,781

		239,838

	Household Products — 1.0%
895	Kimberly-Clark Corp.	115,567
428	Procter & Gamble Co. (The)	37,332

		152,899

	Tobacco — 2.0%
2,771	Altria Group, Inc.	206,373
804	Philip Morris International, Inc.	94,413

		300,786

	Total Consumer Staples	1,121,796

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 9.9%
	Energy Equipment & Services — 0.9%
2,099	Schlumberger Ltd.	138,219

	Oil, Gas & Consumable Fuels — 9.0%
3,720	Chevron Corp.	388,091
6,426	ConocoPhillips	282,487
3,203	Exxon Mobil Corp.	258,558
5,057	Occidental Petroleum Corp.	302,790
1,569	Valero Energy Corp.	105,829

		1,337,755

	Total Energy	1,475,974

	Financials — 29.7%
	Banks — 12.1%
18,893	Bank of America Corp.	458,347
4,363	BB&T Corp.	198,107
918	Cullen/Frost Bankers, Inc.	86,207
431	M&T Bank Corp.	69,848
3,025	PNC Financial Services Group, Inc. (The)	377,775
3,417	US Bancorp	177,399
7,879	Wells Fargo & Co.	436,598

		1,804,281

	Capital Markets — 6.9%
503	Ameriprise Financial, Inc.	63,991
784	BlackRock, Inc.	331,214
2,411	CME Group, Inc.	301,980
1,613	Northern Trust Corp.	156,824
310	S&P Global, Inc.	45,286
1,775	T Rowe Price Group, Inc.	131,754

		1,031,049

	Consumer Finance — 1.6%
1,749	Capital One Financial Corp.	144,505
1,643	Discover Financial Services	102,196

		246,701

	Insurance — 9.1%
1,493	Arthur J Gallagher & Co.	85,447
915	Chubb Ltd.	133,095
893	Cincinnati Financial Corp.	64,667
4,556	Hartford Financial Services Group, Inc. (The)	239,493
5,056	MetLife, Inc.	277,783
1,574	Progressive Corp. (The)	69,394
1,505	Prudential Financial, Inc.	162,769

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	29

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — continued
2,295	Travelers Cos., Inc. (The)	290,434
651	Validus Holdings Ltd.	33,814

		1,356,896

	Total Financials	4,438,927

	Health Care — 10.7%
	Biotechnology — 0.6%
404	AbbVie, Inc.	29,313
860	Gilead Sciences, Inc.	60,857

		90,170

	Health Care Equipment & Supplies — 1.9%
2,610	Abbott Laboratories	126,891
775	Becton Dickinson and Co.	151,266

		278,157

	Pharmaceuticals — 8.2%
2,410	Bristol-Myers Squibb Co.	134,270
1,463	Eli Lilly & Co.	120,398
3,049	Johnson & Johnson	403,417
4,536	Merck & Co., Inc.	290,739
8,258	Pfizer, Inc.	277,393

		1,226,217

	Total Health Care	1,594,544

	Industrials — 11.3%
	Aerospace & Defense — 1.5%
1,115	General Dynamics Corp.	220,804

	Commercial Services & Supplies — 1.4%
3,296	Republic Services, Inc.	210,079

	Industrial Conglomerates — 3.1%
694	3M Co.	144,432
3,792	General Electric Co.	102,417
1,685	Honeywell International, Inc.	224,544

		471,393

	Machinery — 3.4%
1,680	Dover Corp.	134,792
1,590	Illinois Tool Works, Inc.	227,818
195	Snap-on, Inc.	30,737
814	Stanley Black & Decker, Inc.	114,606

		507,953

	Road & Rail — 1.9%
952	Norfolk Southern Corp.	115,884
1,586	Union Pacific Corp.	172,744

		288,628

	Total Industrials	1,698,857

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 10.7%
	IT Services — 2.0%
635	Accenture plc, Class A	78,540
824	Automatic Data Processing, Inc.	84,438
1,674	Fidelity National Information Services, Inc.	142,936

		305,914

	Semiconductors & Semiconductor Equipment — 4.3%
2,285	Analog Devices, Inc.	177,810
1,471	KLA-Tencor Corp.	134,576
1,804	QUALCOMM, Inc.	99,591
2,949	Texas Instruments, Inc.	226,849

		638,826

	Software — 2.0%
4,424	Microsoft Corp.	304,957

	Technology Hardware, Storage & Peripherals — 2.4%
2,455	Apple, Inc.	353,498

	Total Information Technology	1,603,195

	Materials — 3.5%
	Chemicals — 3.3%
209	Air Products & Chemicals, Inc.	29,828
1,457	EI du Pont de Nemours & Co.	117,593
265	International Flavors & Fragrances, Inc.	35,827
1,369	PPG Industries, Inc.	150,520
645	Praxair, Inc.	85,558
1,472	RPM International, Inc.	80,275

		499,601

	Containers & Packaging — 0.2%
414	WestRock Co.	23,440

	Total Materials	523,041

	Real Estate — 2.8%
	Equity Real Estate Investment Trusts (REITs) — 2.8%
376	Alexandria Real Estate Equities, Inc.	45,305
665	AvalonBay Communities, Inc.	127,846
455	Boston Properties, Inc.	55,968
1,691	HCP, Inc.	54,050
821	Simon Property Group, Inc.	132,779

	Total Real Estate	415,948

	Telecommunication Services — 1.3%
	Diversified Telecommunication Services — 1.3%
4,513	Verizon Communications, Inc.	201,529

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Utilities — 4.2%
	Electric Utilities — 2.7%
1,699	Edison International	132,866
862	NextEra Energy, Inc.	120,731
3,127	Xcel Energy, Inc.	143,457

		397,054

	Multi-Utilities — 1.5%
2,588	CMS Energy Corp.	119,699
231	DTE Energy Co.	24,488
3,274	NiSource, Inc.	83,031

		227,218

	Total Utilities	624,272

	Total Common Stocks (Cost $11,350,184)	14,823,833

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 0.8%
	Investment Company — 0.8%
112,949	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $112,949)	112,949

	Total Investments — 99.9% (Cost $11,463,133)	14,936,782
	Other Assets in Excess of Liabilities — 0.1%	16,130

	NET ASSETS — 100.0%	$14,952,912

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	31

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.2%
	Consumer Discretionary — 8.0%
	Distributors — 0.7%
39	Genuine Parts Co.	3,590

	Hotels, Restaurants & Leisure — 1.6%
54	Carnival Corp.	3,554
47	Royal Caribbean Cruises Ltd.	5,079

		8,633

	Media — 2.5%
92	DISH Network Corp., Class A (a)	5,786
49	Time Warner, Inc.	4,900
29	Walt Disney Co. (The)	3,039

		13,725

	Specialty Retail — 3.2%
7	AutoZone, Inc. (a)	3,771
65	Best Buy Co., Inc.	3,732
60	Home Depot, Inc. (The)	9,158
15	L Brands, Inc.	814

		17,475

	Total Consumer Discretionary	43,423

	Consumer Staples — 3.9%
	Beverages — 2.0%
31	Dr Pepper Snapple Group, Inc.	2,824
58	Molson Coors Brewing Co., Class B	4,990
25	PepsiCo, Inc.	2,876

		10,690

	Food & Staples Retailing — 0.8%
58	Walgreens Boots Alliance, Inc.	4,503

	Food Products — 0.4%
23	Kraft Heinz Co. (The)	2,004

	Household Products — 0.7%
32	Kimberly-Clark Corp.	4,119

	Total Consumer Staples	21,316

	Energy — 11.8%
	Energy Equipment & Services — 1.1%
87	Schlumberger Ltd.	5,695

	Oil, Gas & Consumable Fuels — 10.7%
122	Chevron Corp.	12,771
192	ConocoPhillips	8,443
59	EOG Resources, Inc.	5,350
41	EQT Corp.	2,426
100	Exxon Mobil Corp.	8,040
147	Occidental Petroleum Corp.	8,813
43	Phillips 66	3,572

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
23	Pioneer Natural Resources Co.	3,702
71	Valero Energy Corp.	4,796

		57,913

	Total Energy	63,608

	Financials — 32.0%
	Banks — 15.2%
996	Bank of America Corp.	24,153
145	BB&T Corp.	6,562
73	Citigroup, Inc.	4,873
59	Cullen/Frost Bankers, Inc.	5,559
37	M&T Bank Corp.	5,944
62	PNC Financial Services Group, Inc. (The)	7,742
85	SunTrust Banks, Inc.	4,838
125	US Bancorp	6,469
286	Wells Fargo & Co.	15,842

		81,982

	Capital Markets — 8.4%
25	BlackRock, Inc.	10,433
69	Charles Schwab Corp. (The)	2,943
31	Goldman Sachs Group, Inc. (The)	6,901
38	Intercontinental Exchange, Inc.	2,518
195	Invesco Ltd.	6,844
200	Morgan Stanley	8,890
91	T Rowe Price Group, Inc.	6,761

		45,290

	Consumer Finance — 1.7%
61	Capital One Financial Corp.	4,999
66	Discover Financial Services	4,123

		9,122

	Diversified Financial Services — 1.8%
60	Berkshire Hathaway, Inc., Class B (a)	10,111

	Insurance — 4.9%
23	Chubb Ltd.	3,324
195	Hartford Financial Services Group, Inc. (The)	10,225
56	Loews Corp.	2,621
82	MetLife, Inc.	4,505
53	Prudential Financial, Inc.	5,732

		26,407

	Total Financials	172,912

	Health Care — 11.2%
	Biotechnology — 1.1%
83	Gilead Sciences, Inc.	5,882

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care Equipment & Supplies — 1.0%
28	Becton Dickinson and Co.	5,443

	Health Care Providers & Services — 2.9%
48	Aetna, Inc.	7,227
15	Humana, Inc.	3,585
27	UnitedHealth Group, Inc.	4,914

		15,726

	Pharmaceuticals — 6.2%
145	Bristol-Myers Squibb Co.	8,057
44	Eli Lilly & Co.	3,580
43	Johnson & Johnson	5,688
109	Merck & Co., Inc.	6,997
264	Pfizer, Inc.	8,858

		33,180

	Total Health Care	60,231

	Industrials — 8.9%
	Aerospace & Defense — 1.5%
19	General Dynamics Corp.	3,764
36	United Technologies Corp.	4,408

		8,172

	Industrial Conglomerates — 5.4%
41	3M Co.	8,432
311	General Electric Co.	8,400
92	Honeywell International, Inc.	12,236

		29,068

	Machinery — 0.3%
19	Dover Corp.	1,500

	Road & Rail — 0.7%
34	CSX Corp.	1,861
19	Kansas City Southern	2,030

		3,891

	Trading Companies & Distributors — 1.0%
35	Watsco, Inc.	5,458

	Total Industrials	48,089

	Information Technology — 13.9%
	Communications Equipment — 0.6%
105	Cisco Systems, Inc.	3,299

	Electronic Equipment, Instruments & Components — 0.5%
32	TE Connectivity Ltd.	2,502

	Internet Software & Services — 0.9%
5	Alphabet, Inc., Class C (a)	4,924

	IT Services — 0.8%
51	Fidelity National Information Services, Inc.	4,338

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — 4.1%
178	Applied Materials, Inc.	7,333
57	KLA-Tencor Corp.	5,189
74	QUALCOMM, Inc.	4,103
75	Texas Instruments, Inc.	5,800

		22,425

	Software — 3.2%
250	Microsoft Corp.	17,219

	Technology Hardware, Storage & Peripherals — 3.8%
112	Apple, Inc.	16,087
239	HP, Inc.	4,185

		20,272

	Total Information Technology	74,979

	Materials — 1.6%
	Chemicals — 1.0%
64	EI du Pont de Nemours & Co.	5,149

	Containers & Packaging — 0.6%
72	Sealed Air Corp.	3,214

	Total Materials	8,363

	Real Estate — 2.5%
	Equity Real Estate Investment Trusts (REITs) — 2.5%
16	AvalonBay Communities, Inc.	3,132
38	Crown Castle International Corp.	3,757
56	Macerich Co. (The)	3,269
22	Simon Property Group, Inc.	3,494

	Total Real Estate	13,652

	Telecommunication Services — 2.0%
	Diversified Telecommunication Services — 1.4%
172	Verizon Communications, Inc.	7,674

	Wireless Telecommunication Services — 0.6%
55	T-Mobile US, Inc. (a)	3,334

	Total Telecommunication Services	11,008

	Utilities — 2.4%
	Electric Utilities — 1.8%
38	Edison International	2,971
24	NextEra Energy, Inc.	3,307
77	Xcel Energy, Inc.	3,524

		9,802

	Multi-Utilities — 0.6%
66	CMS Energy Corp.	3,071

	Total Utilities	12,873

	Total Common Stocks (Cost $350,535)	530,454

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	33

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.8%
	Investment Company — 1.8%
9,521	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $9,521)	9,521

	Total Investments — 100.0% (Cost $360,056)	539,975
	Liabilities in Excess of Other Assets — 0.0% (g)	(270)

	NET ASSETS — 100.0%	$539,705

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.5%
	Consumer Discretionary — 13.0%
	Auto Components — 0.4%
27	Delphi Automotive plc (o)	2,399
5	Lear Corp.	781

		3,180

	Automobiles — 0.4%
142	Ford Motor Co.	1,585
48	General Motors Co. (o)	1,671

		3,256

	Hotels, Restaurants & Leisure — 1.0%
21	Royal Caribbean Cruises Ltd.	2,334
91	Starbucks Corp.	5,330

		7,664

	Household Durables — 0.4%
25	DR Horton, Inc.	878
8	Newell Brands, Inc.	436
54	PulteGroup, Inc.	1,325
11	Toll Brothers, Inc.	448

		3,087

	Internet & Direct Marketing Retail — 2.0%
16	Amazon.com, Inc. (a) (o)	15,194

	Media — 4.5%
20	Charter Communications, Inc., Class A (a) (o)	6,705
232	Comcast Corp., Class A (o)	9,018
36	DISH Network Corp., Class A (a)	2,262
210	Sirius XM Holdings, Inc.	1,146
20	Time Warner, Inc.	2,046
258	Twenty-First Century Fox, Inc., Class A (o)	7,300
52	Walt Disney Co. (The)	5,505

		33,982

	Multiline Retail — 0.3%
20	Dollar General Corp.	1,433
6	Dollar Tree, Inc. (a)	391
25	Macy’s, Inc.	577

		2,401

	Specialty Retail — 3.8%
1	AutoZone, Inc. (a)	493
21	Best Buy Co., Inc.	1,209
64	Home Depot, Inc. (The) (o)	9,820
82	Lowe’s Cos., Inc.	6,345
11	O’Reilly Automotive, Inc. (a)	2,482
40	Ross Stores, Inc.	2,295
87	TJX Cos., Inc. (The) (o)	6,275

		28,919

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — 0.2%
26	NIKE, Inc., Class B	1,522

	Total Consumer Discretionary	99,205

	Consumer Staples — 8.7%
	Beverages — 3.2%
16	Brown-Forman Corp., Class B	792
46	Coca-Cola Co. (The)	2,079
26	Constellation Brands, Inc., Class A	4,956
7	Dr Pepper Snapple Group, Inc.	613
53	Molson Coors Brewing Co., Class B (o)	4,568
99	PepsiCo, Inc. (o)	11,417

		24,425

	Food & Staples Retailing — 1.6%
28	Costco Wholesale Corp. (o)	4,502
32	Kroger Co. (The)	749
79	Walgreens Boots Alliance, Inc.	6,177
9	Wal-Mart Stores, Inc.	681

		12,109

	Food Products — 1.0%
10	Archer-Daniels-Midland Co. (o)	399
1	JM Smucker Co. (The)	167
20	Kraft Heinz Co. (The) (o)	1,724
128	Mondelez International, Inc., Class A	5,543

		7,833

	Household Products — 1.3%
32	Kimberly-Clark Corp. (o)	4,088
65	Procter & Gamble Co. (The)	5,661

		9,749

	Tobacco — 1.6%
32	Altria Group, Inc.	2,350
82	Philip Morris International, Inc. (o)	9,609

		11,959

	Total Consumer Staples	66,075

	Energy — 6.0%
	Energy Equipment & Services — 0.5%
32	Halliburton Co.	1,379
38	Schlumberger Ltd. (o)	2,487

		3,866

	Oil, Gas & Consumable Fuels — 5.5%
46	Anadarko Petroleum Corp.	2,075
14	Apache Corp.	687
46	Cabot Oil & Gas Corp.	1,161
54	Chevron Corp.	5,604
11	Concho Resources, Inc. (a)	1,280

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	35

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
29	Diamondback Energy, Inc. (a)	2,612
60	EOG Resources, Inc.	5,461
24	EQT Corp.	1,395
124	Exxon Mobil Corp. (o)	9,997
55	Kinder Morgan, Inc.	1,058
56	Occidental Petroleum Corp. (o)	3,382
18	Phillips 66	1,480
27	Pioneer Natural Resources Co.	4,354
16	Valero Energy Corp.	1,109

		41,655

	Total Energy	45,521

	Financials — 14.5%
	Banks — 6.0%
577	Bank of America Corp. (o)	14,001
23	BB&T Corp.	1,062
182	Citigroup, Inc.	12,147
158	KeyCorp	2,957
11	PNC Financial Services Group, Inc. (The)	1,349
41	Regions Financial Corp. (o)	602
4	SVB Financial Group (a)	722
229	Wells Fargo & Co. (o)	12,707
13	Zions Bancorp	593

		46,140

	Capital Markets — 3.4%
6	Ameriprise Financial, Inc.	709
94	Bank of New York Mellon Corp. (The)	4,790
1	BlackRock, Inc.	429
144	Charles Schwab Corp. (The) (o)	6,179
3	Goldman Sachs Group, Inc. (The) (o)	757
53	Intercontinental Exchange, Inc. (o)	3,523
155	Morgan Stanley (o)	6,886
32	State Street Corp. (o)	2,834

		26,107

	Consumer Finance — 0.9%
17	American Express Co.	1,405
37	Capital One Financial Corp.	3,031
40	Discover Financial Services	2,490

		6,926

	Diversified Financial Services — 1.5%
63	Berkshire Hathaway, Inc., Class B (a) (o)	10,752
11	Voya Financial, Inc.	395

		11,147

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — 2.7%
52	American International Group, Inc. (o)	3,251
50	Arthur J Gallagher & Co.	2,840
36	Chubb Ltd.	5,224
38	Hartford Financial Services Group, Inc. (The)	1,985
128	MetLife, Inc. (o)	7,025

		20,325

	Total Financials	110,645

	Health Care — 14.3%
	Biotechnology — 2.9%
17	AbbVie, Inc.	1,247
16	Alexion Pharmaceuticals, Inc. (a)	1,989
2	Amgen, Inc.	413
17	Biogen, Inc. (a)	4,739
4	BioMarin Pharmaceutical, Inc. (a)	333
46	Celgene Corp. (a)	5,937
68	Gilead Sciences, Inc.	4,846
19	Vertex Pharmaceuticals, Inc. (a)	2,456

		21,960

	Health Care Equipment & Supplies — 2.2%
100	Abbott Laboratories	4,846
16	Becton Dickinson and Co.	3,127
186	Boston Scientific Corp. (a) (o)	5,161
1	Cooper Cos., Inc. (The)	274
22	Danaher Corp.	1,853
12	Zimmer Biomet Holdings, Inc.	1,592

		16,853

	Health Care Providers & Services — 2.8%
26	Aetna, Inc. (o)	3,960
9	Cigna Corp.	1,523
5	HCA Healthcare, Inc. (a)	406
11	Humana, Inc.	2,761
68	UnitedHealth Group, Inc. (o)	12,563

		21,213

	Life Sciences Tools & Services — 0.8%
27	Agilent Technologies, Inc.	1,589
11	Illumina, Inc. (a)	1,887
14	Thermo Fisher Scientific, Inc.	2,425

		5,901

	Pharmaceuticals — 5.6%
27	Allergan plc (o)	6,485
100	Bristol-Myers Squibb Co. (o)	5,596
71	Eli Lilly & Co.	5,818
63	Johnson & Johnson (o)	8,360
81	Merck & Co., Inc. (o)	5,163
350	Pfizer, Inc. (o)	11,760

		43,182

	Total Health Care	109,109

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Industrials — 10.0%
		Aerospace & Defense — 1.6%
22		General Dynamics Corp. (o)	4,454
4		L3 Technologies, Inc.	633
12		Northrop Grumman Corp.	3,181
9		Textron, Inc.	420
28		United Technologies Corp.	3,433

			12,121

		Air Freight & Logistics — 0.1%
4		FedEx Corp.	868

		Airlines — 0.8%
53		Delta Air Lines, Inc.	2,866
47		United Continental Holdings, Inc. (a) (o)	3,538

			6,404

		Building Products — 0.6%
25		Allegion plc	1,996
59		Masco Corp.	2,268

			4,264

		Electrical Equipment — 0.5%
48		Eaton Corp. plc	3,754

		Industrial Conglomerates — 2.6%
365		General Electric Co.	9,860
76		Honeywell International, Inc. (o)	10,068

			19,928

		Machinery — 2.2%
—	(h)	Cummins, Inc. (o)	16
3		Deere & Co.	371
6		Fortive Corp. (o)	350
59		Ingersoll-Rand plc	5,420
46		PACCAR, Inc. (o)	3,010
5		Parker-Hannifin Corp. (o)	823
13		Snap-on, Inc.	2,091
34		Stanley Black & Decker, Inc.	4,804

			16,885

		Road & Rail — 1.6%
9		Canadian Pacific Railway Ltd., (Canada)	1,464
18		Norfolk Southern Corp.	2,185
77		Union Pacific Corp. (o)	8,343

			11,992

		Trading Companies & Distributors — 0.0% (g)
12		HD Supply Holdings, Inc. (a)	355

		Total Industrials	76,571

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 23.2%
	Communications Equipment — 0.4%
86	Cisco Systems, Inc.	2,686

	Electronic Equipment, Instruments & Components — 0.6%
63	TE Connectivity Ltd.	4,930

	Internet Software & Services — 5.5%
14	Alphabet, Inc., Class A (a) (o)	13,319
15	Alphabet, Inc., Class C (a) (o)	13,307
100	Facebook, Inc., Class A (a) (o)	15,084

		41,710

	IT Services — 4.1%
82	Accenture plc, Class A (o)	10,161
7	Automatic Data Processing, Inc.	744
45	Fidelity National Information Services, Inc.	3,816
13	International Business Machines Corp. (o)	1,927
13	Paychex, Inc.	723
15	Vantiv, Inc., Class A (a)	975
120	Visa, Inc., Class A (o)	11,254
13	WEX, Inc. (a)	1,343

		30,943

	Semiconductors & Semiconductor Equipment — 3.5%
82	Analog Devices, Inc. (o)	6,350
36	Broadcom Ltd.	8,498
6	Lam Research Corp.	780
24	Microchip Technology, Inc.	1,874
12	NVIDIA Corp. (o)	1,719
102	Texas Instruments, Inc. (o)	7,840

		27,061

	Software — 4.8%
67	Adobe Systems, Inc. (a) (o)	9,449
372	Microsoft Corp. (o)	25,642
20	Oracle Corp. (o)	981
9	Workday, Inc., Class A (a)	854

		36,926

	Technology Hardware, Storage & Peripherals — 4.3%
206	Apple, Inc. (o)	29,699
200	HP, Inc. (o)	3,502

		33,201

	Total Information Technology	177,457

	Materials — 2.8%
	Chemicals — 2.1%
6	Albemarle Corp.	602
9	Celanese Corp., Series A	816
41	Dow Chemical Co. (The)	2,582

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	37

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands, except number of Futures and Options contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Chemicals — continued
51	Eastman Chemical Co.	4,243
78	EI du Pont de Nemours & Co.	6,324
76	Mosaic Co. (The) (o)	1,730

		16,297

	Construction Materials — 0.1%
4	Vulcan Materials Co.	532

	Containers & Packaging — 0.5%
26	Crown Holdings, Inc. (a)	1,557
35	WestRock Co.	1,962

		3,519

	Metals & Mining — 0.1%
16	Alcoa Corp.	510
18	Newmont Mining Corp.	577

		1,087

	Total Materials	21,435

	Real Estate — 2.4%
	Equity Real Estate Investment Trusts (REITs) — 2.4%
16	AvalonBay Communities, Inc.	3,163
8	Boston Properties, Inc.	1,009
21	Brixmor Property Group, Inc.	370
5	Camden Property Trust	385
6	Digital Realty Trust, Inc.	644
3	Equinix, Inc.	1,467
15	Extra Space Storage, Inc.	1,146
7	Federal Realty Investment Trust	910
36	HCP, Inc. (o)	1,165
28	Kimco Realty Corp.	514
7	Omega Healthcare Investors, Inc.	228
39	Prologis, Inc.	2,285
13	Public Storage	2,695
8	Regency Centers Corp.	501
16	Vornado Realty Trust	1,512

	Total Real Estate	17,994

	Telecommunication Services — 1.4%
	Diversified Telecommunication Services — 1.3%
152	AT&T, Inc. (o)	5,734
92	Verizon Communications, Inc. (o)	4,088

		9,822

	Wireless Telecommunication Services — 0.1%
18	T-Mobile US, Inc. (a) (o)	1,062

	Total Telecommunication Services	10,884

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 3.2%
	Electric Utilities — 2.6%
10	American Electric Power Co., Inc.	716
20	Duke Energy Corp.	1,638
46	Edison International	3,632
45	NextEra Energy, Inc.	6,292
61	PG&E Corp.	4,060
80	Xcel Energy, Inc.	3,660

		19,998

	Multi-Utilities — 0.6%
56	CMS Energy Corp.	2,609
62	NiSource, Inc.	1,574

		4,183

	Total Utilities	24,181

	Total Common Stocks (Cost $683,191)	759,077

NUMBER OF CONTRACTS
Options Purchased — 0.9%
	Put Options Purchased — 0.9%
3,173	S&P 500 Index, expiring 09/29/17 at $2,300.00, European Style (a) (Cost $7,212)	6,981

PRINCIPAL AMOUNT($)
Short-Term Investments — 3.8%
	U.S. Treasury Obligation — 0.0% (g)
165	U.S. Treasury Bill, 0.984%, 03/01/18 (k) (n)	164

SHARES
	Investment Company — 3.8%
28,836	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l)	28,836

	Total Short-Term Investments (Cost $29,000)	29,000

	Total Investments — 104.2% (Cost $719,403)	795,058
	Liabilities in Excess of Other Assets — (4.2)%	(31,762)

	NET ASSETS — 100.0%	$763,296

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
94	E-mini S&P 500 Index	09/15/17	USD	$11,378	$(11)

OPTIONS WRITTEN

Call Option Written
DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
S&P 500 Index, European Style (Premiums received of $4,845)	$2,495.000	09/29/17	3,173	$(4,886)

Put Option Written
DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
S&P 500 Index, European Style (Premiums received of $1,165)	$1,950.000	09/29/17	3,173	$(1,174)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	39

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.7%
	Consumer Discretionary — 20.9%
	Automobiles — 0.7%
243	Tesla, Inc. (a)	87,980

	Hotels, Restaurants & Leisure — 0.9%
1,281	Las Vegas Sands Corp.	81,849
556	Starbucks Corp.	32,437

		114,286

	Household Durables — 0.9%
2,014	Newell Brands, Inc.	108,007

	Internet & Direct Marketing Retail — 8.6%
702	Amazon.com, Inc. (a)	679,672
923	Netflix, Inc. (a)	137,950
128	Priceline Group, Inc. (The) (a)	238,865

		1,056,487

	Media — 2.8%
8,852	Comcast Corp., Class A	344,531

	Specialty Retail — 7.0%
2,876	Home Depot, Inc. (The)	441,240
1,848	Ross Stores, Inc.	106,662
1,080	Ulta Beauty, Inc. (a)	310,183

		858,085

	Total Consumer Discretionary	2,569,376

	Consumer Staples — 2.3%
	Beverages — 2.3%
625	Constellation Brands, Inc., Class A	121,004
3,091	Monster Beverage Corp. (a)	153,566

	Total Consumer Staples	274,570

	Energy — 0.8%
	Oil, Gas & Consumable Fuels — 0.8%
613	Pioneer Natural Resources Co.	97,759

	Financials — 6.5%
	Banks — 0.5%
306	SVB Financial Group (a)	53,756

	Capital Markets — 6.0%
7,139	Charles Schwab Corp. (The)	306,704
2,572	Intercontinental Exchange, Inc.	169,527
2,179	Morgan Stanley	97,083
1,145	S&P Global, Inc.	167,217

		740,531

	Total Financials	794,287

	Health Care — 12.6%
	Biotechnology — 2.3%
549	Incyte Corp. (a)	69,137

SHARES	SECURITY DESCRIPTION	VALUE($)

	Biotechnology — continued
115	Regeneron Pharmaceuticals, Inc. (a)	56,334
1,208	Vertex Pharmaceuticals, Inc. (a)	155,714

		281,185

	Health Care Equipment & Supplies — 6.5%
988	Becton Dickinson and Co.	192,710
4,898	Boston Scientific Corp. (a)	135,759
821	DexCom, Inc. (a)	60,078
436	Intuitive Surgical, Inc. (a)	407,821

		796,368

	Health Care Providers & Services — 2.3%
254	Humana, Inc.	61,142
1,183	UnitedHealth Group, Inc.	219,389

		280,531

	Life Sciences Tools & Services — 1.5%
457	Illumina, Inc. (a)	79,264
627	Thermo Fisher Scientific, Inc.	109,333

		188,597

	Total Health Care	1,546,681

	Industrials — 8.7%
	Aerospace & Defense — 0.8%
377	Northrop Grumman Corp.	96,882

	Airlines — 3.7%
5,431	Delta Air Lines, Inc.	291,841
2,576	Southwest Airlines Co.	160,060

		451,901

	Electrical Equipment — 1.1%
388	Acuity Brands, Inc.	78,933
378	Rockwell Automation, Inc.	61,205

		140,138

	Industrial Conglomerates — 2.6%
1,286	Honeywell International, Inc.	171,358
656	Roper Technologies, Inc.	151,791

		323,149

	Trading Companies & Distributors — 0.5%
519	United Rentals, Inc. (a)	58,463

	Total Industrials	1,070,533

	Information Technology — 42.4%
	Electronic Equipment, Instruments & Components — 0.4%
620	Amphenol Corp., Class A	45,768

	Internet Software & Services — 11.1%
796	Alphabet, Inc., Class C (a)	723,769
2,970	Facebook, Inc., Class A (a)	448,395

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Internet Software & Services — continued
549	MercadoLibre, Inc., (Argentina)	137,733
621	VeriSign, Inc. (a)	57,710

		1,367,607

	IT Services — 8.1%
3,675	Mastercard, Inc., Class A	446,268
2,964	PayPal Holdings, Inc. (a)	159,073
2,364	Vantiv, Inc., Class A (a)	149,748
2,548	Visa, Inc., Class A	238,989

		994,078

	Semiconductors & Semiconductor Equipment — 7.3%
4,423	Applied Materials, Inc.	182,710
1,322	Broadcom Ltd.	308,162
2,849	NVIDIA Corp.	411,794

		902,666

	Software — 11.3%
4,845	Activision Blizzard, Inc.	278,938
1,972	Adobe Systems, Inc. (a)	278,920
1,974	Electronic Arts, Inc. (a)	208,649
4,502	Microsoft Corp.	310,316
910	salesforce.com, Inc. (a)	78,780
1,801	ServiceNow, Inc. (a)	190,896
2,030	Snap, Inc., Class A (a)	36,071

		1,382,570

	Technology Hardware, Storage & Peripherals — 4.2%
3,584	Apple, Inc.	516,137

	Total Information Technology	5,208,826

	Materials — 2.8%
	Chemicals — 2.2%
1,117	Ecolab, Inc.	148,335
353	Sherwin-Williams Co. (The)	124,029

		272,364

	Construction Materials — 0.6%
582	Vulcan Materials Co.	73,715

	Total Materials	346,079

	Real Estate — 0.7%
	Equity Real Estate Investment Trusts (REITs) — 0.7%
208	Equinix, Inc.	89,394

	Total Common Stocks (Cost $6,882,856)	11,997,505

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.7%
	Investment Company — 2.7%
328,600	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $328,600)	328,600

	Total Investments — 100.4% (Cost $7,211,456)	12,326,105
	Liabilities in Excess of Other Assets — (0.4)%	(49,401)

	NET ASSETS — 100.0%	$12,276,704

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	41

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.6%
	Consumer Discretionary — 18.6%
	Auto Components — 2.8%
117	Delphi Automotive plc	10,229
417	Magna International, Inc., (Canada)	19,324

		29,553

	Automobiles — 4.5%
927	Ford Motor Co.	10,374
1,065	General Motors Co.	37,215

		47,589

	Hotels, Restaurants & Leisure — 3.6%
391	Arcos Dorados Holdings, Inc., (Uruguay), Class A (a)	2,911
126	Bloomin’ Brands, Inc.	2,669
142	Carnival Corp.	9,311
182	Royal Caribbean Cruises Ltd.	19,836
93	Yum China Holdings, Inc. (a)	3,663

		38,390

	Household Durables — 3.3%
127	CalAtlantic Group, Inc.	4,489
505	DR Horton, Inc.	17,448
336	Toll Brothers, Inc.	13,283

		35,220

	Leisure Products — 1.3%
214	Brunswick Corp.	13,399

	Media — 1.5%
253	DISH Network Corp., Class A (a)	15,899

	Multiline Retail — 0.5%
69	Dollar Tree, Inc. (a)	4,811

	Specialty Retail — 1.1%
7	AutoZone, Inc. (a)	3,936
56	Murphy USA, Inc. (a)	4,143
44	TJX Cos., Inc. (The)	3,175

		11,254

	Total Consumer Discretionary	196,115

	Consumer Staples — 4.0%
	Beverages — 1.2%
142	Molson Coors Brewing Co., Class B	12,234

	Food & Staples Retailing — 1.4%
126	Kroger Co. (The)	2,943
155	Walgreens Boots Alliance, Inc.	12,130

		15,073

	Tobacco — 1.4%
126	Philip Morris International, Inc.	14,764

	Total Consumer Staples	42,071

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 9.5%
	Energy Equipment & Services — 0.7%
123	Ensco plc, Class A	636
173	Halliburton Co.	7,402

		8,038

	Oil, Gas & Consumable Fuels — 8.8%
107	Anadarko Petroleum Corp.	4,869
153	Diamondback Energy, Inc. (a)	13,588
219	EOG Resources, Inc.	19,806
257	Kinder Morgan, Inc.	4,924
107	Marathon Petroleum Corp.	5,573
193	Occidental Petroleum Corp.	11,537
32	Phillips 66	2,621
117	Pioneer Natural Resources Co.	18,607
165	Suncor Energy, Inc., (Canada)	4,815
90	Valero Energy Corp.	6,038

		92,378

	Total Energy	100,416

	Financials — 29.5%
	Banks — 16.8%
1,495	Bank of America Corp.	36,262
269	BB&T Corp.	12,215
683	Citigroup, Inc.	45,701
524	Huntington Bancshares, Inc.	7,087
44	IBERIABANK Corp.	3,553
864	KeyCorp	16,190
139	SunTrust Banks, Inc.	7,901
866	Wells Fargo & Co.	48,010

		176,919

	Capital Markets — 6.1%
107	Bank of New York Mellon Corp. (The)	5,464
424	Charles Schwab Corp. (The)	18,232
58	Goldman Sachs Group, Inc. (The)	12,870
231	Morgan Stanley	10,294
199	State Street Corp.	17,829

		64,689

	Consumer Finance — 2.2%
151	Ally Financial, Inc.	3,160
120	Capital One Financial Corp.	9,873
111	LendingClub Corp. (a)	610
307	Synchrony Financial	9,143

		22,786

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Diversified Financial Services — 1.4%
60	Berkshire Hathaway, Inc., Class B (a)	10,112
113	Voya Financial, Inc.	4,183

		14,295

	Insurance — 3.0%
36	Chubb Ltd.	5,190
150	Lincoln National Corp.	10,137
289	MetLife, Inc.	15,852

		31,179

	Total Financials	309,868

	Health Care — 9.9%
	Biotechnology — 1.7%
20	Biogen, Inc. (a)	5,291
187	Gilead Sciences, Inc.	13,215

		18,506

	Health Care Equipment & Supplies — 1.0%
114	Boston Scientific Corp. (a)	3,157
60	Zimmer Biomet Holdings, Inc.	7,704

		10,861

	Health Care Providers & Services — 1.7%
15	Cigna Corp.	2,461
81	UnitedHealth Group, Inc.	15,056

		17,517

	Pharmaceuticals — 5.5%
76	Allergan plc	18,475
74	Bristol-Myers Squibb Co.	4,129
121	Merck & Co., Inc.	7,729
815	Pfizer, Inc.	27,366

		57,699

	Total Health Care	104,583

	Industrials — 12.9%
	Aerospace & Defense — 1.2%
249	Embraer SA, (Brazil), ADR	4,538
181	Textron, Inc.	8,506

		13,044

	Airlines — 5.8%
69	Alaska Air Group, Inc.	6,194
126	American Airlines Group, Inc.	6,345
460	Delta Air Lines, Inc.	24,720
265	JetBlue Airways Corp. (a)	6,059
92	Spirit Airlines, Inc. (a)	4,752
175	United Continental Holdings, Inc. (a)	13,173

		61,243

SHARES	SECURITY DESCRIPTION	VALUE($)

	Building Products — 0.7%
160	Johnson Controls International plc	6,933

	Industrial Conglomerates — 1.6%
624	General Electric Co.	16,854

	Machinery — 0.9%
61	Ingersoll-Rand plc	5,566
26	Snap-on, Inc.	4,155

		9,721

	Road & Rail — 2.5%
52	Canadian Pacific Railway Ltd., (Canada)	8,378
161	Union Pacific Corp.	17,491

		25,869

	Trading Companies & Distributors — 0.2%
133	NOW, Inc. (a)	2,134

	Total Industrials	135,798

	Information Technology — 5.8%
	Communications Equipment — 0.4%
115	CommScope Holding Co., Inc. (a)	4,362

	Electronic Equipment, Instruments & Components — 0.4%
54	TE Connectivity Ltd.	4,217

	Internet Software & Services — 0.5%
149	eBay, Inc. (a)	5,217

	IT Services — 2.0%
63	Accenture plc, Class A	7,742
25	FleetCor Technologies, Inc. (a)	3,620
61	International Business Machines Corp.	9,415

		20,777

	Semiconductors & Semiconductor Equipment — 2.1%
88	Broadcom Ltd.	20,427
25	Texas Instruments, Inc.	1,947

		22,374

	Software — 0.4%
58	Microsoft Corp.	3,977

	Total Information Technology	60,924

	Materials — 5.5%
	Chemicals — 3.6%
47	Celanese Corp., Series A	4,472
89	Dow Chemical Co. (The)	5,613
153	Eastman Chemical Co.	12,842
90	EI du Pont de Nemours & Co.	7,264
151	Mosaic Co. (The)	3,452
146	Olin Corp.	4,421

		38,064

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	43

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Metals & Mining — 1.9%
577	AK Steel Holding Corp. (a)	3,794
178	Alcoa Corp.	5,795
106	Newmont Mining Corp.	3,433
87	Reliance Steel & Aluminum Co.	6,298

		19,320

	Total Materials	57,384

	Real Estate — 1.5%
	Equity Real Estate Investment Trusts (REITs) — 1.5%
130	Acadia Realty Trust	3,606
28	Federal Realty Investment Trust	3,589
168	Kimco Realty Corp.	3,079
25	Public Storage	5,151

	Total Real Estate	15,425

	Telecommunication Services — 1.4%
	Diversified Telecommunication Services — 0.8%
212	AT&T, Inc.	7,984

	Wireless Telecommunication Services — 0.6%
107	T-Mobile US, Inc. (a)	6,510

	Total Telecommunication Services	14,494

	Total Common Stocks (Cost $904,678)	1,037,078

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE($)
Warrant — 0.0% (g)
	Financials — 0.0% (g)
	Consumer Finance — 0.0% (g)
36	Emergent Capital, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (Cost $–)	—	(h)

SHARES
Short-Term Investment — 0.8%
	Investment Company — 0.8%
8,631	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $8,631)	8,631

	Total Investments — 99.4% (Cost $913,309)	1,045,709
	Other Assets in Excess of Liabilities — 0.6%	6,555

	NET ASSETS — 100.0%	$1,052,264

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.8%
	Consumer Discretionary — 13.7%
	Auto Components — 0.2%
274	Delphi Automotive plc	24,051

	Automobiles — 0.4%
2,696	Ford Motor Co.	30,165
846	General Motors Co.	29,554

		59,719

	Hotels, Restaurants & Leisure — 1.2%
353	Royal Caribbean Cruises Ltd.	38,584
2,352	Starbucks Corp.	137,130

		175,714

	Household Durables — 0.6%
267	Mohawk Industries, Inc. (a)	64,411
621	PulteGroup, Inc.	15,228
233	Toll Brothers, Inc.	9,205

		88,844

	Internet & Direct Marketing Retail — 1.9%
281	Amazon.com, Inc. (a)	271,693

	Media — 5.0%
409	Charter Communications, Inc., Class A (a)	137,726
2,207	Comcast Corp., Class A	85,911
1,489	DISH Network Corp., Class A (a)	93,457
2,100	Twenty-First Century Fox, Inc., Class A	59,512
312	Twenty-First Century Fox, Inc., Class B	8,695
3,068	Walt Disney Co. (The)	325,926

		711,227

	Specialty Retail — 3.9%
60	AutoZone, Inc. (a)	34,154
1,544	Home Depot, Inc. (The)	236,798
981	Lowe’s Cos., Inc.	76,063
288	O’Reilly Automotive, Inc. (a)	62,906
1,987	TJX Cos., Inc. (The)	143,403

		553,324

	Textiles, Apparel & Luxury Goods — 0.5%
1,252	NIKE, Inc., Class B	73,861

	Total Consumer Discretionary	1,958,433

	Consumer Staples — 6.5%
	Beverages — 3.4%
277	Constellation Brands, Inc., Class A	53,620
1,524	Molson Coors Brewing Co., Class B	131,620
2,670	PepsiCo, Inc.	308,358

		493,598

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 0.8%
1,596	Kroger Co. (The)	37,221
937	Walgreens Boots Alliance, Inc.	73,342

		110,563

	Food Products — 1.4%
223	Kraft Heinz Co. (The)	19,131
4,056	Mondelez International, Inc., Class A	175,176

		194,307

	Personal Products — 0.2%
269	Estee Lauder Cos., Inc. (The), Class A	25,860

	Tobacco — 0.7%
895	Philip Morris International, Inc.	105,155

	Total Consumer Staples	929,483

	Energy — 6.3%
	Oil, Gas & Consumable Fuels — 6.3%
497	Anadarko Petroleum Corp.	22,521
884	Apache Corp.	42,386
441	Chevron Corp.	46,012
881	Concho Resources, Inc. (a)	107,114
962	Diamondback Energy, Inc. (a)	85,465
2,758	EOG Resources, Inc.	249,638
691	EQT Corp.	40,487
1,684	Occidental Petroleum Corp.	100,806
562	Parsley Energy, Inc., Class A (a)	15,606
213	Phillips 66	17,587
1,103	Pioneer Natural Resources Co.	176,026

	Total Energy	903,648

	Financials — 15.8%
	Banks — 7.8%
12,453	Bank of America Corp.	302,116
5,801	Citigroup, Inc.	387,991
69	First Republic Bank	6,944
2,694	Huntington Bancshares, Inc.	36,425
6,500	KeyCorp	121,804
299	Regions Financial Corp.	4,383
1,237	SunTrust Banks, Inc.	70,184
158	SVB Financial Group (a)	27,727
2,868	Wells Fargo & Co.	158,935

		1,116,509

	Capital Markets — 3.1%
433	Ameriprise Financial, Inc.	55,163
862	Bank of New York Mellon Corp. (The)	43,988
26	BlackRock, Inc.	10,861

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	45

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Capital Markets — continued
1,383	Charles Schwab Corp. (The)	59,411
83	Goldman Sachs Group, Inc. (The)	18,423
1,010	Intercontinental Exchange, Inc.	66,598
4,371	Morgan Stanley	194,762

		449,206

	Consumer Finance — 0.5%
765	Capital One Financial Corp.	63,228
401	Synchrony Financial	11,965

		75,193

	Diversified Financial Services — 0.1%
491	Voya Financial, Inc.	18,106

	Insurance — 4.3%
2,310	American International Group, Inc.	144,392
994	Arthur J Gallagher & Co.	56,923
1,341	Chubb Ltd.	194,974
1,429	Hartford Financial Services Group, Inc. (The)	75,147
338	Lincoln National Corp.	22,861
1,329	MetLife, Inc.	72,994
368	Prudential Financial, Inc.	39,841

		607,132

	Total Financials	2,266,146

	Health Care — 14.1%
	Biotechnology — 1.6%
165	Biogen, Inc. (a)	44,774
108	BioMarin Pharmaceutical, Inc. (a)	9,814
531	Celgene Corp. (a)	69,003
160	Gilead Sciences, Inc.	11,304
165	Incyte Corp. (a)	20,731
579	Vertex Pharmaceuticals, Inc. (a)	74,580

		230,206

	Health Care Equipment & Supplies — 1.8%
516	Abbott Laboratories	25,079
7,097	Boston Scientific Corp. (a)	196,728
217	Zimmer Biomet Holdings, Inc.	27,850

		249,657

	Health Care Providers & Services — 3.7%
155	Aetna, Inc.	23,483
125	Cigna Corp.	20,908
199	Humana, Inc.	47,832
2,376	UnitedHealth Group, Inc.	440,634

		532,857

SHARES	SECURITY DESCRIPTION	VALUE($)

	Life Sciences Tools & Services — 0.9%
2,028	Agilent Technologies, Inc.	120,298

	Pharmaceuticals — 6.1%
626	Allergan plc	152,053
1,495	Bristol-Myers Squibb Co.	83,274
2,137	Eli Lilly & Co.	175,864
2,060	Merck & Co., Inc.	132,000
9,937	Pfizer, Inc.	333,797

		876,988

	Total Health Care	2,010,006

	Industrials — 12.5%
	Aerospace & Defense — 2.4%
864	General Dynamics Corp.	171,191
253	L3 Technologies, Inc.	42,282
519	Northrop Grumman Corp.	133,263

		346,736

	Airlines — 1.2%
1,264	Delta Air Lines, Inc.	67,907
1,364	United Continental Holdings, Inc. (a)	102,674

		170,581

	Building Products — 0.6%
535	Allegion plc	43,412
1,043	Masco Corp.	39,867

		83,279

	Commercial Services & Supplies — 0.0% (g)
92	Waste Connections, Inc., (Canada)	5,905

	Electrical Equipment — 0.5%
876	Eaton Corp. plc	68,207

	Industrial Conglomerates — 2.6%
9,655	General Electric Co.	260,787
860	Honeywell International, Inc.	114,579

		375,366

	Machinery — 3.1%
516	Deere & Co.	63,778
1,914	Ingersoll-Rand plc	174,951
344	PACCAR, Inc.	22,704
1,240	Stanley Black & Decker, Inc.	174,478

		435,911

	Road & Rail — 2.0%
176	Canadian Pacific Railway Ltd., (Canada)	28,312
910	Norfolk Southern Corp.	110,722
1,384	Union Pacific Corp.	150,699

		289,733

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Trading Companies & Distributors — 0.1%
264	HD Supply Holdings, Inc. (a)	8,097

	Total Industrials	1,783,815

	Information Technology — 23.7%
	Electronic Equipment, Instruments & Components — 0.0% (g)
37	TE Connectivity Ltd.	2,873

	Internet Software & Services — 5.8%
356	Alphabet, Inc., Class A (a)	330,640
259	Alphabet, Inc., Class C (a)	235,361
1,705	Facebook, Inc., Class A (a)	257,460

		823,461

	IT Services — 4.2%
1,908	Accenture plc, Class A	235,949
258	Fidelity National Information Services, Inc.	21,991
199	International Business Machines Corp.	30,609
224	Mastercard, Inc., Class A	27,178
2,795	Visa, Inc., Class A	262,105
263	WEX, Inc. (a)	27,441

		605,273

	Semiconductors & Semiconductor Equipment — 5.1%
1,813	Analog Devices, Inc.	141,040
993	Broadcom Ltd.	231,349
1,109	Microchip Technology, Inc.	85,583
173	NVIDIA Corp.	25,065
3,246	Texas Instruments, Inc.	249,722

		732,759

	Software — 4.3%
885	Adobe Systems, Inc. (a)	125,136
6,857	Microsoft Corp.	472,641
187	Workday, Inc., Class A (a)	18,160

		615,937

	Technology Hardware, Storage & Peripherals — 4.3%
4,217	Apple, Inc.	607,338
113	Hewlett Packard Enterprise Co.	1,882

		609,220

	Total Information Technology	3,389,523

	Materials — 2.2%
	Chemicals — 1.3%

229	Celanese Corp., Series A	21,766
287	Dow Chemical Co. (The)	18,098
511	Eastman Chemical Co.	42,894
1,051	EI du Pont de Nemours & Co.	84,802
368	Mosaic Co. (The)	8,405

		175,965

SHARES	SECURITY DESCRIPTION	VALUE($)

	Construction Materials — 0.4%
19	Martin Marietta Materials, Inc.	4,168
450	Vulcan Materials Co.	56,985

		61,153

	Containers & Packaging — 0.4%
201	Crown Holdings, Inc. (a)	11,998
792	WestRock Co.	44,851

		56,849

	Metals & Mining — 0.1%
492	Alcoa Corp.	16,055

	Total Materials	310,022

	Real Estate — 0.6%
	Equity Real Estate Investment Trusts (REITs) — 0.6%
88	AvalonBay Communities, Inc.	16,969
753	Prologis, Inc.	44,159
45	Public Storage	9,400
184	Vornado Realty Trust	17,313

	Total Real Estate	87,841

	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 0.9%
2,024	AT&T, Inc.	76,359
1,235	Verizon Communications, Inc.	55,165

		131,524

	Wireless Telecommunication Services — 0.1%
324	T-Mobile US, Inc. (a)	19,659

	Total Telecommunication Services	151,183

	Utilities — 2.4%
	Electric Utilities — 2.2%
762	Edison International	59,586
871	NextEra Energy, Inc.	122,114
802	PG&E Corp.	53,243
1,614	Xcel Energy, Inc.	74,037

		308,980

	Multi-Utilities — 0.2%
420	CMS Energy Corp.	19,423
537	NiSource, Inc.	13,624

		33,047

	Total Utilities	342,027

	Total Common Stocks (Cost $10,258,817)	14,132,127

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	47

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousand, except number of Futures contracts) )

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE($)
Warrant — 0.0% (g)
Financials — 0.0% (g)
Consumer Finance — 0.0% (g)
24	Emergent Capital, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (Cost $—)	—	(h)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.0%
	Investment Company — 1.0%
137,056	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $137,056)	137,056

	Total Investments — 99.8% (Cost $10,395,873)	14,269,183
	Other Assets in Excess of Liabilities — 0.2%	27,810

	NET ASSETS — 100.0%	$14,296,993

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
678	E-mini S&P 500 Index	09/15/17	USD	$82,069	$(253)

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

J.P. Morgan Large Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

ADR	— American Depositary Receipt
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.05%.

(h)	— Amount rounds to less than 500.
(k)	— All or a portion of this security is deposited with the broker as initial margin for future contracts.
(l)	— The rate shown is the current yield as of June 30, 2017.
(n)	— The rate shown is the effective yield as of June 30, 2017.
(o)	— All or a portion of the security is segregated for options written.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	49

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2017

(Amounts in thousands, except per share amounts)

	Disciplined Equity Fund		Dynamic Growth Fund	Equity Focus Fund
ASSETS:
Investments in non-affiliates, at value	$7,309,934		$311,149	$180,368
Investments in affiliates, at value	115,340		10,657	5,788

Total investment securities, at value	7,425,274		321,806	186,156
Cash	—		3	—
Receivables:
Investment securities sold	26,834		—	1,324
Fund shares sold	5,692		108	263
Dividends from non-affiliates	6,849		—	51
Dividends from affiliates	71		3	6
Variation margin on futures contracts	36		—	—

Total Assets	7,464,756		321,920	187,800

LIABILITIES:
Payables:
Due to custodian	—	(a)	—	—
Investment securities purchased	25,993		—	745
Fund shares redeemed	30,096		183	77
Accrued liabilities:
Investment advisory fees	1,167		145	75
Administration fees	268		11	1
Distribution fees	88		20	3
Service fees	125		34	33
Custodian and accounting fees	21		2	3
Trustees’ and Chief Compliance Officer’s fees	35		—	—
Other	430		48	19

Total Liabilities	58,223		443	956

Net Assets	$7,406,533		$321,477	$186,844

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

	Disciplined Equity Fund	Dynamic Growth Fund	Equity Focus Fund
NET ASSETS:
Paid-in-Capital	$6,073,539	$180,250	$147,877
Accumulated undistributed (distributions in excess of) net investment income	(62)	143	135
Accumulated net realized gains (losses)	(310,109)	24,106	8,573
Net unrealized appreciation (depreciation)	1,643,165	116,978	30,259

Total Net Assets	$7,406,533	$321,477	$186,844

Net Assets:
Class A	$422,719	$57,378	$3,362
Class C	—	13,532	3,331
Class I (formerly Select Class)	285,141	60,616	180,151
Class L (formerly Institutional Class)	835,535	—	—
Class R5	—	189,951	—
Class R6	5,863,138	—	—

Total	$7,406,533	$321,477	$186,844

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	16,641	1,846	116
Class C	—	457	118
Class I (formerly Select Class)	11,130	1,903	6,140
Class L (formerly Institutional Class)	32,663	—	—
Class R5	—	5,848	—
Class R6	229,149	—	—

Net Asset Value (a):
Class A — Redemption price per share	$25.40	$31.08	$29.09
Class C — Offering price per share (b)	—	29.59	28.28
Class I (formerly Select Class) — Offering and redemption price per share	25.62	31.86	29.34
Class L (formerly Institutional Class) — Offering and redemption price per share	25.58	—	—
Class R5 — Offering and redemption price per share	—	32.48	—
Class R6 — Offering and redemption price per share	25.59	—	—
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$26.81	$32.80	$30.70

Cost of investments in non-affiliates	$5,666,533	$194,171	$150,109
Cost of investments in affiliates	115,340	10,657	5,788

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	51

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands, except per share amounts)

	Equity Income Fund		Growth and Income Fund		Hedged Equity Fund
ASSETS:
Investments in non-affiliates, at value	$14,823,833		$530,454		$766,222
Investments in affiliates, at value	112,949		9,521		28,836

Total investment securities, at value	14,936,782		539,975		795,058
Cash	—		—	(a)	78
Deposits at broker for futures contracts	—		—		670
Receivables:
Investment securities sold	—		—		7,587
Fund shares sold	79,814		230		4,211
Dividends from non-affiliates	26,564		612		662
Dividends from affiliates	173		3		11
Variation margin on futures contracts	—		—		29

Total Assets	15,043,333		540,820		808,306

LIABILITIES:
Payables:
Due to custodian	2		—		—
Investment securities purchased	661		—		37,521
Fund shares redeemed	78,314		524		1,018
Outstanding options written, at fair value	—		—		6,060
Accrued liabilities:
Investment advisory fees	4,857		178		145
Administration fees	998		36		48
Distribution fees	1,566		110		43
Service fees	2,930		109		126
Custodian and accounting fees	31		3		5
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	1
Other	1,062		155		43

Total Liabilities	90,421		1,115		45,010

Net Assets	$14,952,912		$539,705		$763,296

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

	Equity Income Fund	Growth and Income Fund	Hedged Equity Fund
NET ASSETS:
Paid-in-Capital	$11,438,540	$351,700	$716,692
Accumulated undistributed (distributions in excess of) net investment income	(82)	107	32
Accumulated net realized gains (losses)	40,805	7,979	(29,022)
Net unrealized appreciation (depreciation)	3,473,649	179,919	75,594

Total Net Assets	$14,952,912	$539,705	$763,296

Net Assets:
Class A	$3,176,361	$445,078	$133,789
Class C	1,385,115	28,290	29,168
Class I (formerly Select Class)	6,542,906	64,148	597,013
Class R2	87,437	23	—
Class R3	25,209	—	—
Class R4	1,340	—	—
Class R5	912,746	37	37
Class R6	2,821,798	2,129	3,289

Total	$14,952,912	$539,705	$763,296

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	202,679	9,499	7,336
Class C	89,885	665	1,606
Class I (formerly Select Class)	410,871	1,304	32,671
Class R2	5,599	1	—
Class R3	1,610	—	—
Class R4	84	—	—
Class R5	57,283	1	2
Class R6	177,199	43	180

Net Asset Value (a):
Class A — Redemption price per share	$15.67	$46.85	$18.24
Class C — Offering price per share (b)	15.41	42.54	18.16
Class I (formerly Select Class) — Offering and redemption price per share	15.92	49.21	18.27
Class R2 — Offering and redemption price per share	15.62	47.06	—
Class R3 — Offering and redemption price per share	15.66	—	—
Class R4 — Offering and redemption price per share	15.92	—	—
Class R5 — Offering and redemption price per share	15.93	49.50	18.30
Class R6 — Offering and redemption price per share	15.92	49.50	18.29
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.54	$49.45	$19.25

Cost of investments in non-affiliates	$11,350,184	$350,535	$690,567
Cost of investments in affiliates	112,949	9,521	28,836
Premiums received from options written	—	—	6,010

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	53

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands, except per share amounts)

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund
ASSETS:
Investments in non-affiliates, at value	$11,997,505	$1,037,078	$14,132,127
Investments in affiliates, at value	328,600	8,631	137,056

Total investment securities, at value	12,326,105	1,045,709	14,269,183
Cash	—	13	—	(a)
Deposits at broker for futures contracts	—	—	3,200
Receivables:
Investment securities sold	—	23,622	267,722
Fund shares sold	10,162	2,257	19,535
Dividends from non-affiliates	2,185	932	11,127
Dividends from affiliates	75	5	89
Variation margin on futures contracts	—	—	8

Total Assets	12,338,527	1,072,538	14,570,864

LIABILITIES:
Payables:
Due to custodian	55	—	—
Investment securities purchased	—	17,624	238,656
Fund shares redeemed	50,989	2,054	26,886
Accrued liabilities:
Investment advisory fees	5,154	323	4,670
Administration fees	837	58	953
Distribution fees	899	76	598
Service fees	1,922	52	911
Custodian and accounting fees	29	4	33
Trustees’ and Chief Compliance Officer’s fees	—	—	64
Other	1,938	83	1,100

Total Liabilities	61,823	20,274	273,871

Net Assets	$12,276,704	$1,052,264	$14,296,993

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund
NET ASSETS:
Paid-in-Capital	$5,931,041	$840,344	$9,899,640
Accumulated undistributed (distributions in excess of) net investment income	(164)	374	6,113
Accumulated net realized gains (losses)	1,231,178	79,146	518,183
Net unrealized appreciation (depreciation)	5,114,649	132,400	3,873,057

Total Net Assets	$12,276,704	$1,052,264	$14,296,993

Net Assets:
Class A	$2,462,957	$215,017	$1,371,821
Class C	487,702	48,028	318,369
Class I (formerly Select Class)	4,771,428	161,494	1,287,300
Class L (formerly Institutional Class)	—	—	3,391,256
Class R2	147,902	6,775	260,589
Class R3	992	—	25,050
Class R4	440	—	1,030
Class R5	799,190	10,218	890,105
Class R6	3,606,093	610,732	6,751,473

Total	$12,276,704	$1,052,264	$14,296,993

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	64,432	13,889	86,836
Class C	15,263	3,216	20,709
Class I (formerly Select Class)	124,030	10,595	81,318
Class L (formerly Institutional Class)	—	—	214,025
Class R2	3,962	440	16,621
Class R3	26	—	1,590
Class R4	11	—	65
Class R5	20,474	665	56,151
Class R6	91,931	39,957	425,307

Net Asset Value (a):
Class A — Redemption price per share	$38.23	$15.48	$15.80
Class C — Offering price per share (b)	31.95	14.93	15.37
Class I (formerly Select Class) — Offering and redemption price per share	38.47	15.24	15.83
Class L (formerly Institutional Class) — Offering and redemption price per share	—	—	15.85
Class R2 — Offering and redemption price per share	37.33	15.39	15.68
Class R3 — Offering and redemption price per share	38.39	—	15.76
Class R4 — Offering and redemption price per share	38.47	—	15.82
Class R5 — Offering and redemption price per share	39.04	15.37	15.85
Class R6 — Offering and redemption price per share	39.23	15.28	15.87
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$40.35	$16.34	$16.68

Cost of investments in non-affiliates	$6,882,856	$904,678	$10,258,817
Cost of investments in affiliates	328,600	8,631	137,056

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	55

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2017

(Amounts in thousands)

	Disciplined Equity Fund	Dynamic Growth Fund		Equity Focus Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$44	$—		$—
Interest income from affiliates	1	1		1
Dividend income from non-affiliates	141,734	3,278		1,703
Dividend income from affiliates	445	27		27

Total investment income	142,224	3,306		1,731

EXPENSES:
Investment advisory fees	18,932	2,051		923
Administration fees	6,194	280		123
Distribution fees:
Class A	1,150	132		6
Class C	—	95		16
Service fees:
Class A	1,150	132		6
Class C	—	32		6
Class I (formerly Select Class)	652	133		363
Class L (formerly Institutional Class)	821	—		—
Class R5	—	137		—
Custodian and accounting fees	224	31		24
Interest expense to affiliates	—	—	(a)	—	(a)
Professional fees	132	54		45
Trustees’ and Chief Compliance Officer’s fees	60	26		26
Printing and mailing costs	251	35		14
Registration and filing fees	69	64		62
Transfer agency fees (See Note 2.E.)	107	9		4
Sub-transfer agency fees (See Note 2.E.)	1,095	103		48
Other	135	11		9

Total expenses	30,972	3,325		1,675

Less fees waived	(6,302)	(429)		(265)
Less expense reimbursements	(184)	—		—

Net expenses	24,486	2,896		1,410

Net investment income (loss)	117,738	410		321

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	316,135	45,001		11,379
Futures	19,812	—		—

Net realized gain (loss)	335,947	45,001		11,379

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	876,474	47,260		20,067
Futures	(1,688)	—		—

Change in net unrealized appreciation/depreciation	874,786	47,260		20,067

Net realized/unrealized gains (losses)	1,210,733	92,261		31,446

Change in net assets resulting from operations	$1,328,471	$92,671		$31,767

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

	Equity Income Fund	Growth and Income Fund		Hedged Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—		$2
Interest income from affiliates	31	—		5
Dividend income from non-affiliates	358,010	11,882		7,488
Dividend income from affiliates	1,489	41		55
Foreign taxes withheld	82	2		—

Total investment income	359,612	11,925		7,550

EXPENSES:
Investment advisory fees	54,673	2,080		993
Administration fees	11,178	425		325
Distribution fees:
Class A	8,543	1,104		219
Class C	10,345	207		111
Class R2	420	—	(a)	—
Class R3 (b)	10	—		—
Service fees:
Class A	8,543	1,104		219
Class C	3,448	69		37
Class I (formerly Select Class)	13,798	124		736
Class R2	210	—	(a)	—
Class R3 (b)	10	—		—
Class R4 (b)	— (a)	—		—
Class R5	568	—	(a)	— (a)
Custodian and accounting fees	387	37		66
Interest expense to affiliates	—	—		— (a)
Professional fees	190	48		75
Trustees’ and Chief Compliance Officer’s fees	48	26		27
Printing and mailing costs	1,259	53		31
Registration and filing fees	379	83		122
Transfer agency fees (See Note 2.E.)	534	198		13
Sub-transfer agency fees (See Note 2.E.)	5,834	141		193
Other	237	15		12

Total expenses	120,614	5,714		3,179

Less fees waived	(2,457)	(320)		(489)
Less expense reimbursements	(99)	—	(a)	— (a)

Net expenses	118,058	5,394		2,690

Net investment income (loss)	241,554	6,531		4,860

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	138,214	21,022		(15,652)
Futures	—	—		983
Options written	—	—		4,680

Net realized gain (loss)	138,214	21,022		(9,989)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,463,818	49,974		53,258
Futures	—	—		(33)
Options Written	—	—		(14)

Change in net unrealized appreciation/depreciation	1,463,818	49,974		53,211

Net realized/unrealized gains (losses)	1,602,032	70,996		43,222

Change in net assets resulting from operations	$1,843,586	$77,527		$48,082

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective September 9, 2016 for Equity Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	57

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2017 (continued)

(Amounts in thousands)

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund
INVESTMENT INCOME:
Interest income from affiliates	$11	$4	$10
Dividend income from non-affiliates	108,210	16,738	218,803
Dividend income from affiliates	484	71	699

Total investment income	108,705	16,813	219,512

EXPENSES:
Investment advisory fees	63,701	3,471	52,042
Administration fees	10,421	710	10,641
Distribution fees:
Class A	8,652	378	3,593
Class C	3,877	216	2,373
Class R2	887	23	1,117
Class R3 (a)	— (b)	—	7
Service fees:
Class A	8,652	378	3,593
Class C	1,292	72	791
Class I (formerly Select Class)	10,298	176	2,858
Class L (formerly Institutional Class)	—	—	3,365
Class R2	443	12	559
Class R3 (a)	1	—	7
Class R4 (a)	— (b)	—	— (b)
Class R5	615	4	550
Custodian and accounting fees	315	49	415
Interest expense to affiliates	1	— (b)	—
Professional fees	322	55	329
Trustees’ and Chief Compliance Officer’s fees	43	27	97
Printing and mailing costs	1,134	53	1,025
Registration and filing fees	365	119	155
Transfer agency fees (See Note 2.E.)	597	59	359
Sub-transfer agency fees (See Note 2.E.)	8,039	87	5,080
Other	259	12	237

Total expenses	119,914	5,901	89,193

Less fees waived	(8,539)	(329)	(6,236)
Less expense reimbursements	(38)	(1)	(88)

Net expenses	111,337	5,571	82,869

Net investment income (loss)	(2,632)	11,242	136,643

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	2,090,043	104,157	1,261,249
Futures	—	—	12,803

Net realized gain (loss)	2,090,043	104,157	1,274,052

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	995,654	88,765	951,199
Futures	—	—	(1,361)

Change in net unrealized appreciation/depreciation	995,654	88,765	949,838

Net realized/unrealized gains (losses)	3,085,697	192,922	2,223,890

Change in net assets resulting from operations	$3,083,065	$204,164	$2,360,533

(a)	Commencement of offering of class of shares effective September 9, 2016 for Large Cap Growth Fund and U.S. Equity Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Disciplined Equity Fund		Dynamic Growth Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$117,738	$131,676	$410	$(821)
Net realized gain (loss)	335,947	(592,021)	45,001	(9,188)
Change in net unrealized appreciation/depreciation	874,786	151,690	47,260	(1,272)

Change in net assets resulting from operations	1,328,471	(308,655)	92,671	(11,281)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(6,106)	(5,440)	—	—
From net realized gains	—	(25,328)	(609)	(551)
Return of Capital	(379)	—	—	—
Class C
From net realized gains	—	—	(157)	(123)
Class I (formerly Select Class)
From net investment income	(4,149)	(3,481)	—	—
From net realized gains	—	(12,537)	(644)	(615)
Return of Capital	(215)	—	—	—
Class L (formerly Institutional Class)
From net investment income	(13,394)	(11,148)	—	—
From net realized gains	—	(34,112)	—	—
Return of Capital	(677)	—	—	—
Class R5
From net realized gains	—	—	(2,695)	(2,408)
Class R6
From net investment income	(105,888)	(97,120)	—	—
From net realized gains	—	(271,746)	—	—
Return of Capital	(4,975)	—	—	—

Total distributions to shareholders	(135,783)	(460,912)	(4,105)	(3,697)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(2,007,733)	1,244,730	(96,496)	7,189

NET ASSETS:
Change in net assets	(815,045)	475,163	(7,930)	(7,789)
Beginning of period	8,221,578	7,746,415	329,407	337,196

End of period	$7,406,533	$8,221,578	$321,477	$329,407

Accumulated undistributed (distributions in excess of) net investment income	$(62)	$14,017	$143	$(147)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Focus Fund		Equity Income Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$321	$242	$241,554	$209,897
Net realized gain (loss)	11,379	(650)	138,214	15,204
Change in net unrealized appreciation/depreciation	20,067	2,777	1,463,818	316,575

Change in net assets resulting from operations	31,767	2,369	1,843,586	541,676

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1)	— (a)	(55,085)	(56,754)
From net realized gains	(25)	(47)	(21,407)	(23,970)
Class C
From net investment income	—	—	(17,029)	(17,909)
From net realized gains	(19)	(26)	(8,532)	(9,204)
Class I (formerly Select Class)
From net investment income	(370)	(122)	(100,491)	(89,550)
From net realized gains	(1,646)	(2,128)	(31,653)	(33,863)
Class R2
From net investment income	—	—	(1,197)	(1,091)
From net realized gains	—	—	(512)	(494)
Class R3 (b)
From net investment income	—	—	(81)	—
From net realized gains	—	—	— (a)	—
Class R4 (b)
From net investment income	—	—	(5)	—
From net realized gains	—	—	— (a)	—
Class R5
From net investment income	—	—	(18,214)	(12,835)
From net realized gains	—	—	(5,543)	(4,311)
Class R6
From net investment income	—	—	(49,266)	(31,307)
From net realized gains	—	—	(13,934)	(9,593)

Total distributions to shareholders	(2,061)	(2,323)	(322,949)	(290,881)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	17,649	55,939	1,365,954	1,562,346

NET ASSETS:
Change in net assets	47,355	55,985	2,886,591	1,813,141
Beginning of period	139,489	83,504	12,066,321	10,253,180

End of period	$186,844	$139,489	$14,952,912	$12,066,321

Accumulated undistributed (distributions in excess of) net investment income	$135	$185	$(82)	$1,930

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective September 9, 2016 for Equity Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

	Growth and Income Fund		Hedged Equity Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,531	$6,656	$4,860	$3,505
Net realized gain (loss)	21,022	20,039	(9,989)	(16,722)
Change in net unrealized appreciation/depreciation	49,974	(21,834)	53,211	14,782

Change in net assets resulting from operations	77,527	4,861	48,082	1,565

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(5,553)	(5,532)	(966)	(801)
From net realized gains	(21,085)	(23,586)	—	—
Class C
From net investment income	(261)	(248)	(102)	(53)
From net realized gains	(1,409)	(1,528)	—	—
Class I (formerly Select Class)
From net investment income	(757)	(547)	(4,137)	(2,096)
From net realized gains	(2,037)	(1,738)	—	—
Class R2
From net investment income	— (a)	— (a)	—	—
From net realized gains	(1)	(1)	—	—
Class R5
From net investment income	— (a)	— (a)	— (a)	— (a)
From net realized gains	(1)	(1)	—	—
Class R6
From net investment income	(24)	— (a)	(12)	(1)
From net realized gains	(1)	(1)	—	—

Total distributions to shareholders	(31,129)	(33,182)	(5,217)	(2,951)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	5,487	20,822	480,228	38,895

NET ASSETS:
Change in net assets	51,885	(7,499)	523,093	37,509
Beginning of period	487,820	495,319	240,203	202,694

End of period	$539,705	$487,820	$763,296	$240,203

Accumulated undistributed (distributions in excess of) net investment income	$107	$251	$32	$476

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(2,632)	$(2,568)	$11,242	$11,011
Net realized gain (loss)	2,090,043	607,808	104,157	38,905
Change in net unrealized appreciation/depreciation	995,654	(1,558,068)	88,765	(67,018)

Change in net assets resulting from operations	3,083,065	(952,828)	204,164	(17,102)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(1,507)	(1,101)
From net realized gains	(325,496)	(204,092)	(5,231)	(10,979)
Class C
From net investment income	—	—	(170)	(116)
From net realized gains	(53,436)	(31,708)	(1,032)	(1,856)
Class I (formerly Select Class)
From net investment income	—	—	(950)	(1,784)
From net realized gains	(328,427)	(220,849)	(1,643)	(2,301)
Class R2
From net investment income	—	—	(33)	(29)
From net realized gains	(15,873)	(9,889)	(201)	(358)
Class R3 (a)
From net realized gains	(2)	—	—	—
Class R4 (a)
From net realized gains	(2)	—	—	—
Class R5
From net investment income	—	—	(98)	(36)
From net realized gains	(98,724)	(55,775)	(290)	(267)
Class R6
From net investment income	—	—	(8,323)	(7,550)
From net realized gains	(289,943)	(163,685)	(26,620)	(71,699)

Total distributions to shareholders	(1,111,903)	(685,998)	(46,098)	(98,076)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(3,398,594)	(300,688)	184,252	73,776

NET ASSETS:
Change in net assets	(1,427,432)	(1,939,514)	342,318	(41,402)
Beginning of period	13,704,136	15,643,650	709,946	751,348

End of period	$12,276,704	$13,704,136	$1,052,264	$709,946

Accumulated undistributed (distributions in excess of) net investment income	$(164)	$(159)	$374	$258

(a)	Commencement of offering of class of shares effective September 9, 2016 for Large Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Equity Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$136,643	$143,232
Net realized gain (loss)	1,274,052	83,639
Change in net unrealized appreciation/depreciation	949,838	(349,454)

Change in net assets resulting from operations	2,360,533	(122,583)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(10,446)	(10,975)
From net realized gains	(51,421)	(69,017)
Class C
From net investment income	(888)	(885)
From net realized gains	(11,601)	(13,589)
Class I (formerly Select Class)
From net investment income	(10,661)	(12,647)
From net realized gains	(39,119)	(52,720)
Class L (formerly Institutional Class)
From net investment income	(35,018)	(46,200)
From net realized gains	(116,356)	(229,612)
Class R2
From net investment income	(1,117)	(1,056)
From net realized gains	(7,793)	(9,319)
Class R3 (a)
From net investment income	(52)	—
From net realized gains	(1)	—
Class R4 (a)
From net investment income	(2)	—
From net realized gains	(1)	—
Class R5
From net investment income	(9,792)	(9,323)
From net realized gains	(30,659)	(44,668)
Class R6
From net investment income	(66,331)	(50,265)
From net realized gains	(182,725)	(215,169)

Total distributions to shareholders	(573,983)	(765,445)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	127,956	658,512

NET ASSETS:
Change in net assets	1,914,506	(229,516)
Beginning of period	12,382,487	12,612,003

End of period	$14,296,993	$12,382,487

Accumulated undistributed (distributions in excess of) net investment income	$6,113	$7,505

(a)	Commencement of offering of class of shares effective September 9, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Disciplined Equity Fund		Dynamic Growth Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$94,963	$313,069	$14,963	$28,692
Distributions reinvested	6,471	30,719	604	538
Cost of shares redeemed	(249,037)	(274,502)	(25,052)	(12,209)

Change in net assets resulting from Class A capital transactions	$(147,603)	$69,286	$(9,485)	$17,021

Class C
Proceeds from shares issued	$—	$—	$3,462	$7,392
Distributions reinvested	—	—	140	101
Cost of shares redeemed	—	—	(5,320)	(3,617)

Change in net assets resulting from Class C capital transactions	$—	$—	$(1,718)	$3,876

Class I (formerly Select Class)
Proceeds from shares issued	$74,063	$117,175	$50,137	$41,622
Distributions reinvested	3,996	15,046	450	177
Cost of shares redeemed	(93,896)	(105,038)	(40,693)	(303,448)

Change in net assets resulting from Class I capital transactions	$(15,837)	$27,183	$9,894	$(261,649)

Class L (formerly Institutional Class)
Proceeds from shares issued	$142,337	$276,620	$—	$—
Distributions reinvested	11,155	34,689	—	—
Cost of shares redeemed	(270,260)	(208,445)	—	—

Change in net assets resulting from Class L capital transactions	$(116,768)	$102,864	$—	$—

Class R5
Proceeds from shares issued	$—	$—	$— (a)	$258,080
Distributions reinvested	—	—	2,695	2,408
Cost of shares redeemed	—	—	(97,882)	(12,547)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$(95,187)	$247,941

Class R6
Proceeds from shares issued	$709,194	$2,058,427	$—	$—
Distributions reinvested	110,853	368,866	—	—
Cost of shares redeemed	(2,547,572)	(1,381,896)	—	—

Change in net assets resulting from Class R6 capital transactions	$(1,727,525)	$1,045,397	$—	$—

Total change in net assets resulting from capital transactions	$(2,007,733)	$1,244,730	$(96,496)	$7,189

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

	Disciplined Equity Fund		Dynamic Growth Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	4,005	13,968	532	1,144
Reinvested	270	1,433	23	21
Redeemed	(10,536)	(12,641)	(919)	(500)

Change in Class A Shares	(6,261)	2,760	(364)	665

Class C
Issued	—	—	131	309
Reinvested	—	—	5	4
Redeemed	—	—	(202)	(155)

Change in Class C Shares	—	—	(66)	158

Class I (formerly Select Class)
Issued	3,033	5,191	1,795	1,705
Reinvested	164	696	17	7
Redeemed	(3,949)	(4,782)	(1,425)	(11,388)

Change in Class I Shares	(752)	1,105	387	(9,676)

Class L (formerly Institutional Class)
Issued	5,950	12,447	—	—
Reinvested	460	1,607	—	—
Redeemed	(11,410)	(9,387)	—	—

Change in Class L Shares	(5,000)	4,667	—	—

Class R5
Issued	—	—	—	9,397
Reinvested	—	—	99	91
Redeemed	—	—	(3,281)	(460)

Change in Class R5 Shares	—	—	(3,182)	9,028

Class R6
Issued	30,002	92,272	—	—
Reinvested	4,586	17,086	—	—
Redeemed	(108,600)	(63,085)	—	—

Change in Class R6 Shares	(74,012)	46,273	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Focus Fund		Equity Income Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,075	$1,283	$894,583	$1,145,689
Distributions reinvested	26	47	72,244	76,806
Cost of shares redeemed	(1,176)	(756)	(1,551,451)	(929,480)

Change in net assets resulting from Class A capital transactions	$925	$574	$(584,624)	$293,015

Class C
Proceeds from shares issued	$2,311	$770	$285,012	$342,449
Distributions reinvested	19	26	21,767	22,526
Cost of shares redeemed	(668)	(358)	(377,726)	(243,691)

Change in net assets resulting from Class C capital transactions	$1,662	$438	$(70,947)	$121,284

Class I (formerly Select Class)
Proceeds from shares issued	$77,581	$84,242	$2,752,194	$1,604,186
Distributions reinvested	500	118	91,463	80,801
Cost of shares redeemed	(63,019)	(29,433)	(1,583,974)	(1,736,883)

Change in net assets resulting from Class I capital transactions	$15,062	$54,927	$1,259,683	$(51,896)

Class R2
Proceeds from shares issued	$—	$—	$25,628	$33,036
Distributions reinvested	—	—	1,465	1,417
Cost of shares redeemed	—	—	(26,181)	(15,534)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$912	$18,919

Class R3 (a)
Proceeds from shares issued	$—	$—	$25,864	$—
Distributions reinvested	—	—	81	—
Cost of shares redeemed	—	—	(1,061)	—

Change in net assets resulting from Class R3 capital transactions	$—	$—	$24,884	$—

Class R4 (a)
Proceeds from shares issued	$—	$—	$1,348	$—
Distributions reinvested	—	—	5	—
Cost of shares redeemed	—	—	(22)	—

Change in net assets resulting from Class R4 capital transactions	$—	$—	$1,331	$—

Class R5
Proceeds from shares issued	$—	$—	$335,193	$412,223
Distributions reinvested	—	—	20,248	13,452
Cost of shares redeemed	—	—	(265,692)	(240,758)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$89,749	$184,917

Class R6
Proceeds from shares issued	$—	$—	$944,610	$1,204,396
Distributions reinvested	—	—	58,534	37,570
Cost of shares redeemed	—	—	(358,178)	(245,859)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$644,966	$996,107

Total change in net assets resulting from capital transactions	$17,649	$55,939	$1,365,954	$1,562,346

(a)	Commencement of offering of class of shares effective September 9, 2016 for Equity Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

	Equity Focus Fund		Equity Income Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	77	53	60,548	85,185
Reinvested	1	2	4,819	5,747
Redeemed	(44)	(32)	(103,227)	(69,349)

Change in Class A Shares	34	23	(37,860)	21,583

Class C
Issued	87	33	19,503	25,820
Reinvested	1	1	1,474	1,712
Redeemed	(25)	(15)	(25,612)	(18,409)

Change in Class C Shares	63	19	(4,635)	9,123

Class I (formerly Select Class)
Issued	2,794	3,648	180,530	117,769
Reinvested	18	5	5,980	5,955
Redeemed	(2,369)	(1,210)	(104,537)	(126,901)

Change in Class I Shares	443	2,443	81,973	(3,177)

Class R2
Issued	—	—	1,732	2,472
Reinvested	—	—	98	106
Redeemed	—	—	(1,759)	(1,164)

Change in Class R2 Shares	—	—	71	1,414

Class R3 (a)
Issued	—	—	1,673	—
Reinvested	—	—	5	—
Redeemed	—	—	(68)	—

Change in Class R3 Shares	—	—	1,610	—

Class R4 (a)
Issued	—	—	85	—
Reinvested	—	—	— (b)	—
Redeemed	—	—	(1)	—

Change in Class R4 Shares	—	—	84	—

Class R5
Issued	—	—	22,474	30,176
Reinvested	—	—	1,327	990
Redeemed	—	—	(17,279)	(17,661)

Change in Class R5 Shares	—	—	6,522	13,505

Class R6
Issued	—	—	62,362	88,149
Reinvested	—	—	3,831	2,760
Redeemed	—	—	(23,492)	(18,113)

Change in Class R6 Shares	—	—	42,701	72,796

(a)	Commencement of offering of class of shares effective September 9, 2016 for Equity Income Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth and Income Fund		Hedged Equity Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$26,975	$60,769	$108,278	$53,101
Distributions reinvested	25,772	28,009	963	801
Cost of shares redeemed	(69,807)	(76,067)	(56,579)	(74,383)

Change in net assets resulting from Class A capital transactions	$(17,060)	$12,711	$52,662	$(20,481)

Class C
Proceeds from shares issued	$7,478	$6,659	$21,214	$7,643
Distributions reinvested	1,487	1,582	102	52
Cost of shares redeemed	(8,463)	(5,693)	(3,586)	(1,302)

Change in net assets resulting from Class C capital transactions	$502	$2,548	$17,730	$6,393

Class I (formerly Select Class)
Proceeds from shares issued	$29,950	$15,091	$479,420	$166,370
Distributions reinvested	2,468	1,957	4,026	2,047
Cost of shares redeemed	(12,449)	(11,548)	(76,819)	(114,645)

Change in net assets resulting from Class I capital transactions	$19,969	$5,500	$406,627	$53,772

Class R2
Proceeds from shares issued	$— (a)	$20	$—	$—
Distributions reinvested	1	1	—	—

Change in net assets resulting from Class R2 capital transactions	$1	$21	$—	$—

Class R5
Proceeds from shares issued	$13	$20	$11	$7
Distributions reinvested	1	1	— (a)	— (a)
Cost of shares redeemed	(1)	—	(2)	(426)

Change in net assets resulting from Class R5 capital transactions	$13	$21	$9	$(419)

Class R6
Proceeds from shares issued	$2,071	$20	$3,711	$53
Distributions reinvested	25	1	12	1
Cost of shares redeemed	(34)	—	(523)	(424)

Change in net assets resulting from Class R6 capital transactions	$2,062	$21	$3,200	$(370)

Total change in net assets resulting from capital transactions	$5,487	$20,822	$480,228	$38,895

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

	Growth and Income Fund			Hedged Equity Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016		Year Ended June 30, 2017	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	593	1,429		6,104	3,349
Reinvested	563	676		55	51
Redeemed	(1,532)	(1,790)		(3,224)	(4,647)

Change in Class A Shares	(376)	315		2,935	(1,247)

Class C
Issued	180	170		1,195	482
Reinvested	36	42		6	3
Redeemed	(205)	(147)		(205)	(82)

Change in Class C Shares	11	65		996	403

Class I (formerly Select Class)
Issued	619	345		27,070	10,436
Reinvested	51	45		227	130
Redeemed	(261)	(256)		(4,393)	(7,186)

Change in Class I Shares	409	134		22,904	3,380

Class R2
Issued	—	1		—	—
Reinvested	— (a)	—	(a)	—	—
Redeemed	—	—		—	—

Change in Class R2 Shares	— (a)	1		—	—

Class R5
Issued	1	—	(a)	1	— (a)
Reinvested	— (a)	—	(a)	— (a)	— (a)
Redeemed	— (a)	—		— (a)	(26)

Change in Class R5 Shares	1	—	(a)	1	(26)

Class R6
Issued	43	—	(a)	203	4
Reinvested	1	—	(a)	1	— (a)
Redeemed	(1)	—		(29)	(26)

Change in Class R6 Shares	43	—	(a)	175	(22)

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	69

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$643,833	$1,281,024	$168,247	$24,457
Distributions reinvested	303,623	190,608	6,462	11,625
Cost of shares redeemed	(3,220,124)	(1,392,513)	(78,987)	(17,824)

Change in net assets resulting from Class A capital transactions	$(2,272,668)	$79,119	$95,722	$18,258

Class C
Proceeds from shares issued	$42,768	$142,471	$33,013	$7,145
Distributions reinvested	38,865	22,387	1,034	1,705
Cost of shares redeemed	(220,512)	(130,104)	(7,339)	(3,753)

Change in net assets resulting from Class C capital transactions	$(138,879)	$34,754	$26,708	$5,097

Class I (formerly Select Class)
Proceeds from shares issued	$1,980,767	$1,153,454	$161,424	$24,717
Distributions reinvested	250,389	160,552	2,254	3,536
Cost of shares redeemed	(2,307,254)	(2,160,320)	(32,884)	(636,434)

Change in net assets resulting from Class I capital transactions	$(76,098)	$(846,314)	$130,794	$(608,181)

Class R2
Proceeds from shares issued	$52,791	$67,268	$3,523	$3,183
Distributions reinvested	11,527	7,704	138	237
Cost of shares redeemed	(135,753)	(100,569)	(1,186)	(608)

Change in net assets resulting from Class R2 capital transactions	$(71,435)	$(25,597)	$2,475	$2,812

Class R3 (a)
Proceeds from shares issued	$977	$—	$—	$—
Distributions reinvested	2	—	—	—
Cost of shares redeemed	(43)	—	—	—

Change in net assets resulting from Class R3 capital transactions	$936	$—	$—	$—

Class R4 (a)
Proceeds from shares issued	$429	$—	$—	$—
Distributions reinvested	2	—	—	—
Cost of shares redeemed	— (b)	—	—	—

Change in net assets resulting from Class R4 capital transactions	$431	$—	$—	$—

Class R5
Proceeds from shares issued	$143,031	$514,798	$6,133	$3,673
Distributions reinvested	94,629	52,449	376	160
Cost of shares redeemed	(790,295)	(607,179)	(1,640)	(3,493)

Change in net assets resulting from Class R5 capital transactions	$(552,635)	$(39,932)	$4,869	$340

Class R6
Proceeds from shares issued	$678,429	$1,387,654	$31,638	$617,794
Distributions reinvested	283,753	156,166	34,941	79,246
Cost of shares redeemed	(1,250,428)	(1,046,538)	(142,895)	(41,590)

Change in net assets resulting from Class R6 capital transactions	$(288,246)	$497,282	$(76,316)	$655,450

Total change in net assets resulting from capital transactions	$(3,398,594)	$(300,688)	$184,252	$73,776

(a)	Commencement of offering of class of shares effective September 9, 2016 for Large Cap Growth Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

	Large Cap Growth Fund		Large Cap Value Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	18,686	37,172	11,164	1,832
Reinvested	9,494	5,482	436	924
Redeemed	(92,834)	(40,416)	(5,292)	(1,372)

Change in Class A Shares	(64,654)	2,238	6,308	1,384

Class C
Issued	1,492	4,722	2,276	563
Reinvested	1,450	751	72	140
Redeemed	(7,549)	(4,450)	(518)	(297)

Change in Class C Shares	(4,607)	1,023	1,830	406

Class I (formerly Select Class)
Issued	56,465	33,270	10,803	1,852
Reinvested	7,786	4,602	153	277
Redeemed	(66,016)	(61,477)	(2,226)	(43,139)

Change in Class I Shares	(1,765)	(23,605)	8,730	(41,010)

Class R2
Issued	1,560	1,959	240	228
Reinvested	368	226	9	19
Redeemed	(3,925)	(2,918)	(83)	(45)

Change in Class R2 Shares	(1,997)	(733)	166	202

Class R3 (a)
Issued	27	—	—	—
Reinvested	— (b)	—	—	—
Redeemed	(1)	—	—	—

Change in Class R3 Shares	26	—	—	—

Class R4 (a)
Issued	11	—	—	—
Reinvested	— (b)	—	—	—
Redeemed	— (b)	—	—	—

Change in Class R4 Shares	11	—	—	—

Class R5
Issued	4,034	14,389	422	285
Reinvested	2,903	1,488	26	13
Redeemed	(22,615)	(17,156)	(112)	(267)

Change in Class R5 Shares	(15,678)	(1,279)	336	31

Class R6
Issued	19,262	38,341	2,234	41,745
Reinvested	8,668	4,416	2,394	6,381
Redeemed	(35,193)	(29,799)	(9,711)	(3,365)

Change in Class R6 Shares	(7,263)	12,958	(5,083)	44,761

(a)	Commencement of offering of class of shares effective September 9, 2016 for Large Cap Growth Fund.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	71

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Equity Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$312,657	$469,469
Distributions reinvested	55,357	70,720
Cost of shares redeemed	(642,220)	(397,193)

Change in net assets resulting from Class A capital transactions	$(274,206)	$142,996

Class C
Proceeds from shares issued	$72,492	$102,150
Distributions reinvested	11,726	13,355
Cost of shares redeemed	(103,605)	(56,529)

Change in net assets resulting from Class C capital transactions	$(19,387)	$58,976

Class I (formerly Select Class)
Proceeds from shares issued	$400,093	$368,200
Distributions reinvested	44,148	57,766
Cost of shares redeemed	(376,782)	(1,677,242)

Change in net assets resulting from Class I capital transactions	$67,459	$(1,251,276)

Class L (formerly Institutional Class)
Proceeds from shares issued	$711,757	$985,884
Distributions reinvested	128,744	243,871
Cost of shares redeemed	(1,626,435)	(2,103,943)

Change in net assets resulting from Class L capital transactions	$(785,934)	$(874,188)

Class R2
Proceeds from shares issued	$74,181	$72,587
Distributions reinvested	8,162	9,669
Cost of shares redeemed	(57,260)	(42,951)

Change in net assets resulting from Class R2 capital transactions	$25,083	$39,305

Class R3 (a)
Proceeds from shares issued	$25,371	$—
Distributions reinvested	52	—
Cost of shares redeemed	(546)	—

Change in net assets resulting from Class R3 capital transactions	$24,877	$—

Class R4 (a)
Proceeds from shares issued	$1,027	$—
Distributions reinvested	3	—
Cost of shares redeemed	— (b)	—

Change in net assets resulting from Class R4 capital transactions	$1,030	$—

Class R5
Proceeds from shares issued	$135,617	$610,125
Distributions reinvested	36,284	48,938
Cost of shares redeemed	(313,018)	(195,954)

Change in net assets resulting from Class R5 capital transactions	$(141,117)	$463,109

Class R6
Proceeds from shares issued	$1,524,765	$2,370,357
Distributions reinvested	247,230	263,145
Cost of shares redeemed	(541,844)	(553,912)

Change in net assets resulting from Class R6 capital transactions	$1,230,151	$2,079,590

Total change in net assets resulting from capital transactions	$127,956	$658,512

(a)	Commencement of offering of class of shares effective September 9, 2016.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

	U.S. Equity Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	20,933	33,923
Reinvested	3,752	5,214
Redeemed	(43,000)	(28,824)

Change in Class A Shares	(18,315)	10,313

Class C
Issued	4,975	7,574
Reinvested	820	1,010
Redeemed	(7,063)	(4,215)

Change in Class C Shares	(1,268)	4,369

Class I (formerly Select Class)
Issued	26,126	26,575
Reinvested	2,981	4,256
Redeemed	(25,112)	(114,285)

Change in Class I Shares	3,995	(83,454)

Class L (formerly Institutional Class)
Issued	47,022	71,431
Reinvested	8,680	17,924
Redeemed	(110,101)	(154,416)

Change in Class L Shares	(54,399)	(65,061)

Class R2
Issued	4,921	5,242
Reinvested	558	718
Redeemed	(3,877)	(3,104)

Change in Class R2 Shares	1,602	2,856

Class R3 (a)
Issued	1,621	—
Reinvested	3	—
Redeemed	(34)	—

Change in Class R3 Shares	1,590	—

Class R4 (a)
Issued	65	—
Reinvested	— (b)	—
Redeemed	— (b)	—

Change in Class R4 Shares	65	—

Class R5
Issued	9,015	42,836
Reinvested	2,445	3,593
Redeemed	(21,230)	(14,029)

Change in Class R5 Shares	(9,770)	32,400

Class R6
Issued	100,747	164,015
Reinvested	16,605	19,299
Redeemed	(36,062)	(40,193)

Change in Class R6 Shares	81,290	143,121

(a)	Commencement of offering of class of shares effective September 9, 2016.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of Capital	Total distributions
Disciplined Equity Fund
Class A
Year Ended June 30, 2017	$21.74	$0.28	$3.72	$4.00	$(0.32)	$—	$(0.02)	$(0.34)
Year Ended June 30, 2016	23.99	0.26	(1.32)	(1.06)	(0.22)	(0.97)	—	(1.19)
Year Ended June 30, 2015	23.73	0.20	1.85	2.05	(0.19)	(1.60)	—	(1.79)
Year Ended June 30, 2014	20.27	0.23	4.79	5.02	(0.21)	(1.35)	—	(1.56)
Year Ended June 30, 2013	17.42	0.20	3.56	3.76	(0.23)	(0.68)	—	(0.91)

Class I (formerly Select Class)
Year Ended June 30, 2017	21.92	0.35	3.76	4.11	(0.39)	—	(0.02)	(0.41)
Year Ended June 30, 2016	24.18	0.32	(1.34)	(1.02)	(0.27)	(0.97)	—	(1.24)
Year Ended June 30, 2015	23.88	0.26	1.87	2.13	(0.23)	(1.60)	—	(1.83)
Year Ended June 30, 2014	20.39	0.28	4.82	5.10	(0.26)	(1.35)	—	(1.61)
Year Ended June 30, 2013	17.51	0.27	3.56	3.83	(0.27)	(0.68)	—	(0.95)

Class L (formerly Institutional Class)
Year Ended June 30, 2017	21.89	0.35	3.75	4.10	(0.39)	—	(0.02)	(0.41)
Year Ended June 30, 2016	24.15	0.35	(1.33)	(0.98)	(0.31)	(0.97)	—	(1.28)
Year Ended June 30, 2015	23.85	0.29	1.89	2.18	(0.28)	(1.60)	—	(1.88)
Year Ended June 30, 2014	20.36	0.32	4.81	5.13	(0.29)	(1.35)	—	(1.64)
Year Ended June 30, 2013	17.48	0.30	3.55	3.85	(0.29)	(0.68)	—	(0.97)

Class R6
Year Ended June 30, 2017	21.90	0.38	3.75	4.13	(0.42)	—	(0.02)	(0.44)
Year Ended June 30, 2016	24.16	0.37	(1.33)	(0.96)	(0.33)	(0.97)	—	(1.30)
Year Ended June 30, 2015	23.85	0.32	1.89	2.21	(0.30)	(1.60)	—	(1.90)
Year Ended June 30, 2014	20.36	0.34	4.81	5.15	(0.31)	(1.35)	—	(1.66)
Year Ended June 30, 2013	17.48	0.32	3.55	3.87	(0.31)	(0.68)	—	(0.99)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$25.40	18.52%	$422,719	0.69%	1.19%	0.96%	40%
21.74	(4.30)	497,934	0.85	1.20	1.02	122
23.99	9.04	483,296	0.85	0.84	0.97	144
23.73	25.73	206,635	0.85	1.02	0.86	113
20.27	22.33	103,755	0.85	1.04	0.87	178

25.62	18.85	285,141	0.43	1.45	0.69	40
21.92	(4.08)	260,494	0.60	1.45	0.69	122
24.18	9.34	260,618	0.60	1.09	0.64	144
23.88	26.00	82,899	0.59	1.28	0.61	113
20.39	22.61	40,522	0.60	1.40	0.62	178

25.58	18.86	835,535	0.40	1.47	0.49	40
21.89	(3.94)	824,559	0.45	1.59	0.50	122
24.15	9.53	796,919	0.45	1.21	0.51	144
23.85	26.20	389,507	0.45	1.42	0.46	113
20.36	22.79	221,638	0.45	1.57	0.47	178

25.59	19.00	5,863,138	0.28	1.60	0.34	40
21.90	(3.83)	6,638,591	0.34	1.69	0.35	122
24.16	9.67	6,205,582	0.35	1.33	0.36	144
23.85	26.31	3,598,945	0.35	1.52	0.36	113
20.36	22.90	1,460,937	0.35	1.67	0.37	178

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Dynamic Growth Fund
Class A
Year Ended June 30, 2017	$24.13	$(0.05)		$7.32	$7.27	$(0.32)
Year Ended June 30, 2016	25.34	(0.12)		(0.82)	(0.94)	(0.27)
Year Ended June 30, 2015	23.95	(0.14)		1.90	1.76	(0.37)
Year Ended June 30, 2014	18.94	(0.07	)(d)(e)	5.08	5.01	—
Year Ended June 30, 2013	15.89	(0.05	)(f)	3.10	3.05	—

Class C
Year Ended June 30, 2017	23.10	(0.19)		7.00	6.81	(0.32)
Year Ended June 30, 2016	24.39	(0.24)		(0.78)	(1.02)	(0.27)
Year Ended June 30, 2015	23.19	(0.26)		1.83	1.57	(0.37)
Year Ended June 30, 2014	18.43	(0.20	)(d)(e)	4.96	4.76	—
Year Ended June 30, 2013	15.54	(0.14	)(f)	3.03	2.89	—

Class I (formerly Select Class)
Year Ended June 30, 2017	24.66	0.02		7.50	7.52	(0.32)
Year Ended June 30, 2016	25.83	(0.10)		(0.80)	(0.90)	(0.27)
Year Ended June 30, 2015	24.34	(0.08)		1.94	1.86	(0.37)
Year Ended June 30, 2014	19.20	(0.08	)(d)(e)	5.22	5.14	—
Year Ended June 30, 2013	16.07	(0.03	)(f)	3.16	3.13	—

Class R5
Year Ended June 30, 2017	25.09	0.07		7.64	7.71	(0.32)
Year Ended June 30, 2016	26.22	0.01		(0.87)	(0.86)	(0.27)
Year Ended June 30, 2015	24.65	(0.04)		1.98	1.94	(0.37)
Year Ended June 30, 2014	19.42	(0.04	)(d)(e)	5.27	5.23	—
Year Ended June 30, 2013	16.22	0.03	(f)	3.17	3.20	—

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.08), $(0.21), $(0.09) and $(0.05) for Class A, Class C, Class I and Class R5 Shares, respectively, and the net investment income (loss) ratio would have been (0.35)%, (0.92)%, (0.40)% and (0.23)% for Class A, Class C, Class I and Class R5 shares, respectively. These amounts have been revised to correct a calculation error in the previously issued June 30, 2014 financial highlights’ footnote disclosure. These revisions are not considered material to the previously issued financial statements.
(e)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.10), $(0.19), $(0.08) and $(0.03) for Class A, Class C, Class I and Class R5 Shares, respectively, and the net investment income (loss) ratio would have been (0.60)%, (1.10)%, (0.45)% and (0.15)% for Class A, Class C, Class I and Class R5 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$31.08	30.39%	$57,378	1.16%	(0.20)%		1.38%	40%
24.13	(3.77)	53,334	1.19	(0.50)		1.43	61
25.34	7.46	39,153	1.20	(0.57)		1.43	74
23.95	26.45	16,996	1.24	(0.30	)(d)(e)	1.25	55
18.94	19.19	126	1.25	(0.30	)(f)	1.42	82

29.59	29.75	13,532	1.66	(0.71)		1.83	40
23.10	(4.24)	12,077	1.69	(0.99)		1.86	61
24.39	6.88	8,894	1.71	(1.08)		1.88	74
23.19	25.83	4,416	1.74	(0.86	)(d)(e)	1.75	55
18.43	18.60	123	1.74	(0.80	)(f)	1.92	82

31.86	30.75	60,616	0.91	0.07		1.05	40
24.66	(3.54)	37,396	0.94	(0.37)		1.00	61
25.83	7.76	289,100	0.96	(0.34)		1.01	74
24.34	26.77	261,308	1.00	(0.35	)(d)(e)	1.04	55
19.20	19.48	101,999	1.00	(0.16	)(f)	1.14	82

32.48	30.99	189,951	0.71	0.25		0.81	40
25.09	(3.33)	226,600	0.74	0.03		0.79	61
26.22	7.99	49	0.76	(0.14)		0.90	74
24.65	26.93	45	0.80	(0.17	)(d)(e)	0.84	55
19.42	19.73	32	0.80	0.15	(f)	0.97	82

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Focus Fund
Class A
Year Ended June 30, 2017	$23.73	$(0.01	)(c)	$5.70		$5.69	$(0.01)	$(0.32)	$(0.33)
Year Ended June 30, 2016	24.78	(0.01	)(c)	(0.38	)(d)	(0.39)	— (e)	(0.66)	(0.66)
Year Ended June 30, 2015	23.56	(0.02	)(c)	1.42		1.40	(0.02)	(0.16)	(0.18)
Year Ended June 30, 2014	19.18	(0.02	)(c)	4.86		4.84	—	(0.46)	(0.46)
Year Ended June 30, 2013	15.79	(0.02)		3.41		3.39	—	—	—

Class C
Year Ended June 30, 2017	23.18	(0.14	)(c)	5.56		5.42	—	(0.32)	(0.32)
Year Ended June 30, 2016	24.34	(0.13	)(c)	(0.37	)(d)	(0.50)	—	(0.66)	(0.66)
Year Ended June 30, 2015	23.24	(0.13	)(c)	1.39		1.26	—	(0.16)	(0.16)
Year Ended June 30, 2014	19.01	(0.15	)(c)	4.84		4.69	—	(0.46)	(0.46)
Year Ended June 30, 2013	15.73	(0.11)		3.39		3.28	—	—	—

Class I (formerly Select Class)
Year Ended June 30, 2017	23.92	0.06	(c)	5.75		5.81	(0.07)	(0.32)	(0.39)
Year Ended June 30, 2016	24.95	0.06	(c)	(0.39	)(d)	(0.33)	(0.04)	(0.66)	(0.70)
Year Ended June 30, 2015	23.67	0.04	(c)	1.44		1.48	(0.04)	(0.16)	(0.20)
Year Ended June 30, 2014	19.22	0.04	(c)	4.87		4.91	— (e)	(0.46)	(0.46)
Year Ended June 30, 2013	15.81	0.02		3.42		3.44	(0.03)	—	(0.03)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(c)	Calculated based upon average shares outstanding.
(d)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statement of Changes in Net Assets due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(e)	Amount rounds to less than $0.005.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2013.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate

$29.09	24.09%	$3,362	1.17%		(0.02)%		1.37%		84%
23.73	(1.60)	1,937	1.24		(0.03)		1.55		45
24.78	5.98	1,452	1.24		(0.07)		1.42		52
23.56	25.43	423	1.24		(0.10)		2.11		76
19.18	21.47	64	1.25	(f)	(0.13	)(f)	3.75	(f)	61

28.28	23.49	3,331	1.66		(0.51)		1.86		84
23.18	(2.10)	1,268	1.74		(0.54)		1.96		45
24.34	5.44	873	1.74		(0.54)		1.93		52
23.24	24.86	133	1.74		(0.67)		2.82		76
19.01	20.85	63	1.75	(f)	(0.63	)(f)	4.25	(f)	61

29.34	24.43	180,151	0.92		0.23		1.10		84
23.92	(1.37)	136,284	0.99		0.24		1.11		45
24.95	6.26	81,179	0.99		0.15		1.12		52
23.67	25.75	72,064	0.99		0.19		1.51		76
19.22	21.77	3,730	1.00	(f)	0.12	(f)	3.51	(f)	61

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Income Fund
Class A
Year Ended June 30, 2017	$14.01	$0.24	(e)	$1.75	$1.99	$(0.24)	$(0.09)	$(0.33)
Year Ended June 30, 2016	13.77	0.25	(e)	0.35	0.60	(0.25)	(0.11)	(0.36)
Year Ended June 30, 2015	13.66	0.25		0.39	0.64	(0.25)	(0.28)	(0.53)
Year Ended June 30, 2014	11.62	0.21	(e)	2.26	2.47	(0.21)	(0.22)	(0.43)
Year Ended June 30, 2013	9.84	0.24	(e)(f)	1.84	2.08	(0.23)	(0.07)	(0.30)

Class C
Year Ended June 30, 2017	13.80	0.16	(e)	1.72	1.88	(0.18)	(0.09)	(0.27)
Year Ended June 30, 2016	13.58	0.18	(e)	0.35	0.53	(0.20)	(0.11)	(0.31)
Year Ended June 30, 2015	13.49	0.18		0.38	0.56	(0.19)	(0.28)	(0.47)
Year Ended June 30, 2014	11.49	0.15	(e)	2.23	2.38	(0.16)	(0.22)	(0.38)
Year Ended June 30, 2013	9.74	0.18	(e)(f)	1.83	2.01	(0.19)	(0.07)	(0.26)

Class I (formerly Select Class)
Year Ended June 30, 2017	14.23	0.28	(e)	1.77	2.05	(0.27)	(0.09)	(0.36)
Year Ended June 30, 2016	13.97	0.28	(e)	0.37	0.65	(0.28)	(0.11)	(0.39)
Year Ended June 30, 2015	13.85	0.29		0.40	0.69	(0.29)	(0.28)	(0.57)
Year Ended June 30, 2014	11.77	0.25	(e)	2.29	2.54	(0.24)	(0.22)	(0.46)
Year Ended June 30, 2013	9.96	0.27	(e)(f)	1.86	2.13	(0.25)	(0.07)	(0.32)

Class R2
Year Ended June 30, 2017	13.97	0.20	(e)	1.75	1.95	(0.21)	(0.09)	(0.30)
Year Ended June 30, 2016	13.74	0.21	(e)	0.35	0.56	(0.22)	(0.11)	(0.33)
Year Ended June 30, 2015	13.64	0.22		0.39	0.61	(0.23)	(0.28)	(0.51)
Year Ended June 30, 2014	11.61	0.18	(e)	2.25	2.43	(0.18)	(0.22)	(0.40)
Year Ended June 30, 2013	9.84	0.21	(e)(f)	1.84	2.05	(0.21)	(0.07)	(0.28)

Class R3
September 9, 2016 (g) through June 30, 2017	14.06	0.19	(e)	1.71	1.90	(0.21)	(0.09)	(0.30)

Class R4
September 9, 2016 (g) through June 30, 2017	14.28	0.29	(e)	1.67	1.96	(0.23)	(0.09)	(0.32)

Class R5
Year Ended June 30, 2017	14.23	0.31	(e)	1.78	2.09	(0.30)	(0.09)	(0.39)
Year Ended June 30, 2016	13.98	0.31	(e)	0.35	0.66	(0.30)	(0.11)	(0.41)
Year Ended June 30, 2015	13.85	0.31		0.41	0.72	(0.31)	(0.28)	(0.59)
Year Ended June 30, 2014	11.78	0.27	(e)	2.29	2.56	(0.27)	(0.22)	(0.49)
Year Ended June 30, 2013	9.96	0.29	(e)(f)	1.87	2.16	(0.27)	(0.07)	(0.34)

Class R6
Year Ended June 30, 2017	14.22	0.32	(e)	1.78	2.10	(0.31)	(0.09)	(0.40)
Year Ended June 30, 2016	13.97	0.33	(e)	0.34	0.67	(0.31)	(0.11)	(0.42)
Year Ended June 30, 2015	13.84	0.33		0.40	0.73	(0.32)	(0.28)	(0.60)
Year Ended June 30, 2014	11.77	0.28	(e)	2.28	2.56	(0.27)	(0.22)	(0.49)
Year Ended June 30, 2013	9.96	0.29	(e)(f)	1.87	2.16	(0.28)	(0.07)	(0.35)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.21, $0.16, $0.24, $0.18, $0.27 and $0.26 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 1.97%, 1.46%, 2.23%, 1.67%, 2.44% and 2.38% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$15.67	14.34%	$3,176,361	1.04%	1.59%		1.08%	14%
14.01	4.45	3,370,383	1.04	1.83		1.11	20
13.77	4.71	3,014,937	1.04	1.83		1.09	22
13.66	21.60	2,360,750	1.04	1.68		1.06	20
11.62	21.53	1,285,400	1.03	2.22	(f)	1.08	34

15.41	13.74	1,385,115	1.54	1.09		1.55	14
13.80	4.01	1,304,007	1.54	1.33		1.58	20
13.58	4.18	1,160,002	1.54	1.32		1.56	22
13.49	20.95	805,494	1.54	1.19		1.56	20
11.49	20.94	407,911	1.53	1.71	(f)	1.58	34

15.92	14.57	6,542,906	0.78	1.84		0.79	14
14.23	4.75	4,679,200	0.79	2.07		0.81	20
13.97	4.96	4,639,250	0.79	2.08		0.80	22
13.85	21.94	3,467,542	0.79	1.92		0.81	20
11.77	21.84	2,337,565	0.78	2.48	(f)	0.83	34

15.62	14.08	87,437	1.29	1.34		1.39	14
13.97	4.20	77,230	1.29	1.59		1.45	20
13.74	4.44	56,522	1.29	1.59		1.39	22
13.64	21.27	28,733	1.29	1.44		1.31	20
11.61	21.21	13,347	1.28	1.92	(f)	1.34	34

15.66	13.62	25,209	1.03	1.55		1.05	14

15.92	13.85	1,340	0.78	2.28		0.83	14

15.93	14.84	912,746	0.58	2.05		0.63	14
14.23	4.89	722,424	0.59	2.28		0.64	20
13.98	5.23	520,660	0.59	2.27		0.63	22
13.85	22.06	307,700	0.59	2.11		0.61	20
11.78	22.17	227,442	0.58	2.69	(f)	0.63	34

15.92	14.95	2,821,798	0.50	2.13		0.50	14
14.22	4.98	1,913,077	0.50	2.43		0.50	20
13.97	5.31	861,809	0.51	2.35		0.51	22
13.84	22.14	551,378	0.54	2.20		0.56	20
11.77	22.12	233,034	0.53	2.63	(f)	0.59	34

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Growth and Income Fund
Class A
Year Ended June 30, 2017	$42.75	$0.57	$6.31	$6.88	$(0.57)	$(2.21)	$(2.78)
Year Ended June 30, 2016	45.46	0.59	(0.27)	0.32	(0.55)	(2.48)	(3.03)
Year Ended June 30, 2015	44.70	0.59	1.72	2.31	(0.56)	(0.99)	(1.55)
Year Ended June 30, 2014	36.53	0.47	8.17	8.64	(0.47)	—	(0.47)
Year Ended June 30, 2013	29.43	0.40	7.11	7.51	(0.41)	—	(0.41)

Class C
Year Ended June 30, 2017	39.07	0.31	5.76	6.07	(0.39)	(2.21)	(2.60)
Year Ended June 30, 2016	41.83	0.35	(0.25)	0.10	(0.38)	(2.48)	(2.86)
Year Ended June 30, 2015	41.31	0.32	1.59	1.91	(0.40)	(0.99)	(1.39)
Year Ended June 30, 2014	33.83	0.25	7.55	7.80	(0.32)	—	(0.32)
Year Ended June 30, 2013	27.32	0.22	6.59	6.81	(0.30)	—	(0.30)

Class I (formerly Select Class)
Year Ended June 30, 2017	44.77	0.72	6.62	7.34	(0.69)	(2.21)	(2.90)
Year Ended June 30, 2016	47.45	0.73	(0.27)	0.46	(0.66)	(2.48)	(3.14)
Year Ended June 30, 2015	46.58	0.73	1.79	2.52	(0.66)	(0.99)	(1.65)
Year Ended June 30, 2014	38.03	0.58	8.52	9.10	(0.55)	—	(0.55)
Year Ended June 30, 2013	30.63	0.51	7.40	7.91	(0.51)	—	(0.51)

Class R2
Year Ended June 30, 2017	42.94	0.46	6.33	6.79	(0.46)	(2.21)	(2.67)
November 2, 2015 (f) through June 30, 2016	45.92	0.40	(0.70)	(0.30)	(0.20)	(2.48)	(2.68)

Class R5
Year Ended June 30, 2017	45.01	0.83	6.65	7.48	(0.78)	(2.21)	(2.99)
November 2, 2015 (f) through June 30, 2016	47.95	0.62	(0.73)	(0.11)	(0.35)	(2.48)	(2.83)

Class R6
Year Ended June 30, 2017	45.01	0.81	6.69	7.50	(0.80)	(2.21)	(3.01)
November 2, 2015 (f) through June 30, 2016	47.95	0.63	(0.72)	(0.09)	(0.37)	(2.48)	(2.85)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$46.85	16.34%	$445,078	1.03%	1.26%	1.10%	28%
42.75	1.02	422,151	1.06	1.38	1.13	39
45.46	5.24	434,573	1.10	1.30	1.10	39
44.70	23.74	419,465	1.13	1.16	1.15	42
36.53	25.65	356,127	1.15	1.23	1.16	35

42.54	15.76	28,290	1.53	0.76	1.59	28
39.07	0.54	25,541	1.56	0.89	1.62	39
41.83	4.68	24,647	1.62	0.77	1.63	39
41.31	23.12	14,619	1.64	0.66	1.65	42
33.83	25.02	7,769	1.65	0.72	1.65	35

49.21	16.64	64,148	0.78	1.50	0.83	28
44.77	1.28	40,068	0.81	1.64	0.86	39
47.45	5.48	36,099	0.88	1.53	0.88	39
46.58	24.05	27,124	0.89	1.39	0.90	42
38.03	25.97	28,339	0.88	1.45	0.90	35

47.06	16.04	23	1.28	1.01	2.06	28
42.94	(0.40)	20	1.28	1.44	3.72	39

49.50	16.88	37	0.59	1.72	1.23	28
45.01	0.05	20	0.59	2.14	3.02	39

49.50	16.94	2,129	0.53	1.66	0.55	28
45.01	0.08	20	0.53	2.19	2.96	39

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Return of capital	Total distributions
Hedged Equity Fund
Class A
Year Ended June 30, 2017	$16.23	$0.19	(e)	$2.01	$2.20	$(0.19)	$—	$(0.19)
Year Ended June 30, 2016	16.47	0.20	(e)	(0.28)	(0.08)	(0.16)	—	(0.16)
Year Ended June 30, 2015	15.74	0.19	(e)	0.67	0.86	(0.13)	—	(0.13)
December 13, 2013 (g) through June 30, 2014	15.00	0.07		0.84	0.91	(0.07)	(0.10)	(0.17)

Class C
Year Ended June 30, 2017	16.17	0.10	(e)	2.01	2.11	(0.12)	—	(0.12)
Year Ended June 30, 2016	16.43	0.13	(e)	(0.29)	(0.16)	(0.10)	—	(0.10)
Year Ended June 30, 2015	15.76	0.10	(e)	0.67	0.77	(0.10)	—	(0.10)
December 13, 2013 (g) through June 30, 2014	15.00	0.05		0.83	0.88	(0.02)	(0.10)	(0.12)

Class I (formerly Select Class)
Year Ended June 30, 2017	16.26	0.23	(e)	2.01	2.24	(0.23)	—	(0.23)
Year Ended June 30, 2016	16.50	0.25	(e)	(0.28)	(0.03)	(0.21)	—	(0.21)
Year Ended June 30, 2015	15.76	0.23	(e)	0.66	0.89	(0.15)	—	(0.15)
December 13, 2013 (g) through June 30, 2014	15.00	0.10		0.84	0.94	(0.08)	(0.10)	(0.18)

Class R5
Year Ended June 30, 2017	16.28	0.26	(e)	2.02	2.28	(0.26)	—	(0.26)
Year Ended June 30, 2016	16.51	0.24	(e)	(0.24)	— (h)	(0.23)	—	(0.23)
Year Ended June 30, 2015	15.76	0.26	(e)	0.66	0.92	(0.17)	—	(0.17)
December 13, 2013 (g) through June 30, 2014	15.00	0.13		0.82	0.95	(0.09)	(0.10)	(0.19)

Class R6
Year Ended June 30, 2017	16.28	0.25	(e)	2.03	2.28	(0.27)	—	(0.27)
Year Ended June 30, 2016	16.52	0.27	(e)	(0.27)	— (h)	(0.24)	—	(0.24)
Year Ended June 30, 2015	15.76	0.27	(e)	0.67	0.94	(0.18)	—	(0.18)
December 13, 2013 (g) through June 30, 2014	15.00	0.13		0.83	0.96	(0.10)	(0.10)	(0.20)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2015 and for the period ended June 30, 2014.
(g)	Commencement of operations.
(h)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$18.24	13.60%	$133,789	0.84%		1.06%		1.05%		31%
16.23	(0.43)	71,417	0.85		1.27		1.11		57
16.47	5.45	93,007	0.85	(f)	1.14	(f)	1.21	(f)	42
15.74	6.11	569	0.85	(f)	0.96	(f)	16.65	(f)	36

18.16	13.07	29,168	1.34		0.55		1.45		31
16.17	(0.95)	9,867	1.35		0.80		1.52		57
16.43	4.85	3,405	1.35	(f)	0.59	(f)	1.65	(f)	42
15.76	5.87	53	1.35	(f)	0.56	(f)	10.04	(f)	36

18.27	13.86	597,013	0.59		1.30		0.69		31
16.26	(0.17)	158,820	0.60		1.54		0.74		57
16.50	5.66	105,397	0.60	(f)	1.39	(f)	0.91	(f)	42
15.76	6.28	4,307	0.60	(f)	1.30	(f)	9.91	(f)	36

18.30	14.10	37	0.40		1.51		1.08		31
16.28	0.07	25	0.40		1.49		2.16		57
16.51	5.86	442	0.40	(f)	1.58	(f)	0.82	(f)	42
15.76	6.37	53	0.40	(f)	1.51	(f)	9.10	(f)	36

18.29	14.09	3,289	0.34		1.41		0.42		31
16.28	0.07	74	0.35		1.66		1.40		57
16.52	5.96	443	0.35	(f)	1.63	(f)	0.77	(f)	42
15.76	6.39	53	0.35	(f)	1.56	(f)	9.05	(f)	36

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Large Cap Growth Fund
Class A
Year Ended June 30, 2017	$32.93	$(0.07)		$8.51	$8.44	$—	$(3.14)	$(3.14)
Year Ended June 30, 2016	36.82	(0.06)		(2.23)	(2.29)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.49	(0.10)		5.05	4.95	—	(0.62)	(0.62)
Year Ended June 30, 2014	26.01	(0.10)		6.58	6.48	—	—	—
Year Ended June 30, 2013	23.64	0.08	(f)	2.37	2.45	(0.08)	—	(0.08)

Class C
Year Ended June 30, 2017	28.15	(0.20)		7.14	6.94	—	(3.14)	(3.14)
Year Ended June 30, 2016	31.86	(0.20)		(1.91)	(2.11)	—	(1.60)	(1.60)
Year Ended June 30, 2015	28.33	(0.24)		4.39	4.15	—	(0.62)	(0.62)
Year Ended June 30, 2014	22.79	(0.22)		5.76	5.54	—	—	—
Year Ended June 30, 2013	20.79	(0.04	)(f)	2.07	2.03	(0.03)	—	(0.03)

Class I (formerly Select Class)
Year Ended June 30, 2017	33.08	(0.02)		8.55	8.53	—	(3.14)	(3.14)
Year Ended June 30, 2016	36.92	(0.01)		(2.23)	(2.24)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.52	(0.04)		5.06	5.02	—	(0.62)	(0.62)
Year Ended June 30, 2014	25.99	(0.05)		6.58	6.53	—	—	—
Year Ended June 30, 2013	23.61	0.12	(f)	2.37	2.49	(0.11)	—	(0.11)

Class R2
Year Ended June 30, 2017	32.31	(0.16)		8.32	8.16	—	(3.14)	(3.14)
Year Ended June 30, 2016	36.24	(0.15)		(2.18)	(2.33)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.07	(0.18)		4.97	4.79	—	(0.62)	(0.62)
Year Ended June 30, 2014	25.74	(0.18)		6.51	6.33	—	—	—
Year Ended June 30, 2013	23.44	0.01	(f)	2.36	2.37	(0.07)	—	(0.07)

Class R3
September 9, 2016 (g) through June 30, 2017	33.97	(0.06)		7.62	7.56	—	(3.14)	(3.14)

Class R4
September 9, 2016 (g) through June 30, 2017	33.97	0.04		7.60	7.64	—	(3.14)	(3.14)

Class R5
Year Ended June 30, 2017	33.46	0.05		8.67	8.72	—	(3.14)	(3.14)
Year Ended June 30, 2016	37.25	0.06		(2.25)	(2.19)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.75	0.03		5.09	5.12	—	(0.62)	(0.62)
Year Ended June 30, 2014	26.12	0.01		6.62	6.63	—	—	—
Year Ended June 30, 2013	23.74	0.17	(f)	2.38	2.55	(0.17)	—	(0.17)

Class R6
Year Ended June 30, 2017	33.58	0.09		8.70	8.79	—	(3.14)	(3.14)
Year Ended June 30, 2016	37.34	0.10		(2.26)	(2.16)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.80	0.06		5.10	5.16	—	(0.62)	(0.62)
Year Ended June 30, 2014	26.15	0.02		6.63	6.65	—	—	—
Year Ended June 30, 2013	23.76	0.18	(f)	2.39	2.57	(0.18)	—	(0.18)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.02, $(0.09), $0.07, $(0.04), $0.12 and $0.13 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 0.08%, (0.42)%, 0.28%, (0.17)%, 0.47% and 0.50% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$38.23	27.50%	$2,462,957	1.05%	(0.19)%		1.25%	22%
32.93	(6.45)	4,251,242	1.04	(0.17)		1.27	43
36.82	15.40	4,670,460	1.06	(0.28)		1.21	19
32.49	24.91	5,044,428	1.10	(0.34)		1.19	39
26.01	10.40	2,824,115	1.09	0.30	(f)	1.19	47

31.95	26.79	487,702	1.55	(0.69)		1.67	22
28.15	(6.90)	559,238	1.55	(0.67)		1.69	43
31.86	14.83	600,404	1.56	(0.78)		1.68	19
28.33	24.31	523,972	1.59	(0.85)		1.69	39
22.79	9.80	396,862	1.59	(0.20	)(f)	1.69	47

38.47	27.65	4,771,428	0.89	(0.05)		0.90	22
33.08	(6.29)	4,161,010	0.89	(0.04)		0.93	43
36.92	15.60	5,515,626	0.90	(0.12)		0.92	19
32.52	25.13	5,037,737	0.93	(0.18)		0.94	39
25.99	10.58	4,811,907	0.91	0.50	(f)	0.94	47

37.33	27.14	147,902	1.31	(0.46)		1.47	22
32.31	(6.67)	192,560	1.30	(0.43)		1.55	43
36.24	15.10	242,550	1.31	(0.53)		1.49	19
32.07	24.59	222,421	1.35	(0.60)		1.44	39
25.74	10.12	191,876	1.34	0.05	(f)	1.45	47

38.39	24.05	992	1.12	(0.20)		1.20	22

38.47	24.31	440	0.89	0.12		1.07	22

39.04	27.92	799,190	0.70	0.15		0.72	22
33.46	(6.10)	1,209,521	0.69	0.17		0.73	43
37.25	15.80	1,394,419	0.70	0.08		0.74	19
32.75	25.38	1,400,112	0.73	0.02		0.74	39
26.12	10.78	1,158,856	0.71	0.69	(f)	0.75	47

39.23	28.03	3,606,093	0.60	0.25		0.60	22
33.58	(6.00)	3,330,565	0.60	0.28		0.60	43
37.34	15.90	3,220,191	0.62	0.17		0.62	19
32.80	25.43	2,709,590	0.68	0.07		0.69	39
26.15	10.87	2,170,011	0.67	0.72	(f)	0.70	47

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Large Cap Value Fund
Class A
Year Ended June 30, 2017	$12.71	$0.15	$3.42	$3.57	$(0.14)	$(0.66)	$(0.80)
Year Ended June 30, 2016	15.02	0.17	(0.59)	(0.42)	(0.16)	(1.73)	(1.89)
Year Ended June 30, 2015	16.63	0.17	0.94	1.11	(0.17)	(2.55)	(2.72)
Year Ended June 30, 2014	13.99	0.17	3.16	3.33	(0.18)	(0.51)	(0.69)
Year Ended June 30, 2013	11.02	0.14	2.97	3.11	(0.14)	—	(0.14)

Class C
Year Ended June 30, 2017	12.30	0.07	3.30	3.37	(0.08)	(0.66)	(0.74)
Year Ended June 30, 2016	14.60	0.10	(0.58)	(0.48)	(0.09)	(1.73)	(1.82)
Year Ended June 30, 2015	16.25	0.08	0.92	1.00	(0.10)	(2.55)	(2.65)
Year Ended June 30, 2014	13.70	0.09	3.08	3.17	(0.11)	(0.51)	(0.62)
Year Ended June 30, 2013	10.80	0.08	2.91	2.99	(0.09)	—	(0.09)

Class I (formerly Select Class)
Year Ended June 30, 2017	12.53	0.17	3.37	3.54	(0.17)	(0.66)	(0.83)
Year Ended June 30, 2016	14.79	0.15	(0.54)	(0.39)	(0.14)	(1.73)	(1.87)
Year Ended June 30, 2015	16.42	0.19	0.92	1.11	(0.19)	(2.55)	(2.74)
Year Ended June 30, 2014	13.82	0.19	3.11	3.30	(0.19)	(0.51)	(0.70)
Year Ended June 30, 2013	10.88	0.16	2.94	3.10	(0.16)	—	(0.16)

Class R2
Year Ended June 30, 2017	12.64	0.10	3.41	3.51	(0.10)	(0.66)	(0.76)
Year Ended June 30, 2016	14.96	0.14	(0.60)	(0.46)	(0.13)	(1.73)	(1.86)
Year Ended June 30, 2015	16.58	0.13	0.94	1.07	(0.14)	(2.55)	(2.69)
Year Ended June 30, 2014	13.95	0.13	3.14	3.27	(0.13)	(0.51)	(0.64)
Year Ended June 30, 2013	10.99	0.11	2.96	3.07	(0.11)	—	(0.11)

Class R5
Year Ended June 30, 2017	12.63	0.20	3.39	3.59	(0.19)	(0.66)	(0.85)
Year Ended June 30, 2016	14.93	0.21	(0.58)	(0.37)	(0.20)	(1.73)	(1.93)
Year Ended June 30, 2015	16.54	0.22	0.94	1.16	(0.22)	(2.55)	(2.77)
Year Ended June 30, 2014	13.92	0.19	3.16	3.35	(0.22)	(0.51)	(0.73)
Year Ended June 30, 2013	10.92	0.17	2.98	3.15	(0.15)	—	(0.15)

Class R6
Year Ended June 30, 2017	12.56	0.20	3.38	3.58	(0.20)	(0.66)	(0.86)
Year Ended June 30, 2016	14.86	0.24	(0.60)	(0.36)	(0.21)	(1.73)	(1.94)
Year Ended June 30, 2015	16.48	0.25	0.91	1.16	(0.23)	(2.55)	(2.78)
Year Ended June 30, 2014	13.87	0.22	3.13	3.35	(0.23)	(0.51)	(0.74)
Year Ended June 30, 2013	10.92	0.20	2.94	3.14	(0.19)	—	(0.19)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$15.48	28.47%	$215,017	0.92%	1.01%	1.08%	145%
12.71	(2.51)	96,373	0.93	1.27	1.12	219
15.02	7.44	93,078	0.93	1.07	1.05	143
16.63	24.46	92,161	0.93	1.11	1.06	168
13.99	28.38	35,030	0.94	1.11	1.04	119

14.93	27.72	48,028	1.44	0.50	1.57	145
12.30	(2.98)	17,041	1.45	0.75	1.62	219
14.60	6.88	14,307	1.45	0.55	1.55	143
16.25	23.78	11,646	1.44	0.59	1.56	168
13.70	27.77	4,890	1.44	0.62	1.54	119

15.24	28.61	161,494	0.79	1.15	0.80	145
12.53	(2.34)	23,373	0.77	1.07	0.77	219
14.79	7.56	634,301	0.77	1.22	0.77	143
16.42	24.62	662,936	0.79	1.24	0.80	168
13.82	28.65	591,749	0.78	1.27	0.79	119

15.39	28.11	6,775	1.23	0.71	1.43	145
12.64	(2.78)	3,462	1.20	1.05	1.57	219
14.96	7.21	1,074	1.20	0.82	1.40	143
16.58	24.07	455	1.20	0.83	1.30	168
13.95	28.10	378	1.20	0.87	1.29	119

15.37	28.82	10,218	0.59	1.35	0.62	145
12.63	(2.15)	4,155	0.59	1.52	0.60	219
14.93	7.83	4,443	0.58	1.41	0.59	143
16.54	24.81	4,433	0.57	1.30	0.59	168
13.92	28.96	19,410	0.59	1.48	0.60	119

15.28	28.90	610,732	0.51	1.43	0.52	145
12.56	(2.06)	565,542	0.51	1.90	0.52	219
14.86	7.85	4,145	0.53	1.54	0.53	143
16.48	24.89	50,923	0.54	1.48	0.55	168
13.87	28.94	43,781	0.53	1.52	0.54	119

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	89

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Fund
Class A
Year Ended June 30, 2017	$13.76	$0.11	(e)	$2.57	$2.68	$(0.11)	$(0.53)	$(0.64)
Year Ended June 30, 2016	14.75	0.12	(e)	(0.30)	(0.18)	(0.11)	(0.70)	(0.81)
Year Ended June 30, 2015	14.92	0.13		1.10	1.23	(0.13)	(1.27)	(1.40)
Year Ended June 30, 2014	12.80	0.11	(e)	3.09	3.20	(0.11)	(0.97)	(1.08)
Year Ended June 30, 2013	10.73	0.13	(e)	2.31	2.44	(0.13)	(0.24)	(0.37)

Class C
Year Ended June 30, 2017	13.41	0.04	(e)	2.49	2.53	(0.04)	(0.53)	(0.57)
Year Ended June 30, 2016	14.40	0.05	(e)	(0.30)	(0.25)	(0.04)	(0.70)	(0.74)
Year Ended June 30, 2015	14.61	0.07		1.06	1.13	(0.07)	(1.27)	(1.34)
Year Ended June 30, 2014	12.56	0.04	(e)	3.03	3.07	(0.05)	(0.97)	(1.02)
Year Ended June 30, 2013	10.55	0.06	(e)	2.26	2.32	(0.07)	(0.24)	(0.31)

Class I (formerly Select Class)
Year Ended June 30, 2017	13.79	0.14	(e)	2.57	2.71	(0.14)	(0.53)	(0.67)
Year Ended June 30, 2016	14.78	0.13	(e)	(0.29)	(0.16)	(0.13)	(0.70)	(0.83)
Year Ended June 30, 2015	14.94	0.16		1.11	1.27	(0.16)	(1.27)	(1.43)
Year Ended June 30, 2014	12.80	0.13	(e)	3.10	3.23	(0.12)	(0.97)	(1.09)
Year Ended June 30, 2013	10.74	0.15	(e)	2.30	2.45	(0.15)	(0.24)	(0.39)

Class L (formerly Institutional Class)
Year Ended June 30, 2017	13.80	0.16	(e)	2.58	2.74	(0.16)	(0.53)	(0.69)
Year Ended June 30, 2016	14.79	0.16	(e)	(0.30)	(0.14)	(0.15)	(0.70)	(0.85)
Year Ended June 30, 2015	14.96	0.19		1.09	1.28	(0.18)	(1.27)	(1.45)
Year Ended June 30, 2014	12.82	0.16	(e)	3.10	3.26	(0.15)	(0.97)	(1.12)
Year Ended June 30, 2013	10.75	0.16	(e)	2.31	2.47	(0.16)	(0.24)	(0.40)

Class R2
Year Ended June 30, 2017	13.66	0.07	(e)	2.55	2.62	(0.07)	(0.53)	(0.60)
Year Ended June 30, 2016	14.66	0.08	(e)	(0.31)	(0.23)	(0.07)	(0.70)	(0.77)
Year Ended June 30, 2015	14.84	0.10		1.09	1.19	(0.10)	(1.27)	(1.37)
Year Ended June 30, 2014	12.74	0.07	(e)	3.08	3.15	(0.08)	(0.97)	(1.05)
Year Ended June 30, 2013	10.69	0.10	(e)	2.29	2.39	(0.10)	(0.24)	(0.34)

Class R3
September 9, 2016(f) through June 30, 2017	14.11	0.08	(e)	2.24	2.32	(0.14)	(0.53)	(0.67)

Class R4
September 9, 2016(f) through June 30, 2017	14.15	0.13	(e)	2.22	2.35	(0.15)	(0.53)	(0.68)

Class R5
Year Ended June 30, 2017	13.81	0.17	(e)	2.57	2.74	(0.17)	(0.53)	(0.70)
Year Ended June 30, 2016	14.80	0.18	(e)	(0.31)	(0.13)	(0.16)	(0.70)	(0.86)
Year Ended June 30, 2015	14.96	0.19		1.11	1.30	(0.19)	(1.27)	(1.46)
Year Ended June 30, 2014	12.82	0.16	(e)	3.11	3.27	(0.16)	(0.97)	(1.13)
Year Ended June 30, 2013	10.75	0.17	(e)	2.31	2.48	(0.17)	(0.24)	(0.41)

Class R6
Year Ended June 30, 2017	13.82	0.18	(e)	2.58	2.76	(0.18)	(0.53)	(0.71)
Year Ended June 30, 2016	14.82	0.18	(e)	(0.31)	(0.13)	(0.17)	(0.70)	(0.87)
Year Ended June 30, 2015	14.98	0.20		1.10	1.30	(0.19)	(1.27)	(1.46)
Year Ended June 30, 2014	12.83	0.17	(e)	3.11	3.28	(0.16)	(0.97)	(1.13)
Year Ended June 30, 2013	10.76	0.17	(e)	2.31	2.48	(0.17)	(0.24)	(0.41)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$15.80	19.86%	$1,371,821	0.94%	0.75%	1.10%	86%
13.76	(1.15)	1,446,878	0.94	0.85	1.14	83
14.75	8.70	1,399,208	0.95	0.92	1.10	79
14.92	25.90	1,172,752	0.97	0.77	1.05	73
12.80	23.14	874,571	0.97	1.06	1.06	88

15.37	19.23	318,369	1.44	0.25	1.55	86
13.41	(1.66)	294,744	1.44	0.35	1.59	83
14.40	8.15	253,608	1.45	0.41	1.57	79
14.61	25.30	175,265	1.47	0.28	1.55	73
12.56	22.43	110,837	1.46	0.56	1.56	88

15.83	20.05	1,287,300	0.76	0.93	0.81	86
13.79	(1.00)	1,066,145	0.76	0.94	0.81	83
14.78	8.92	2,375,538	0.77	1.08	0.79	79
14.94	26.21	2,288,734	0.79	0.94	0.80	73
12.80	23.22	3,874,926	0.79	1.24	0.81	88

15.85	20.27	3,391,256	0.61	1.07	0.67	86
13.80	(0.83)	3,704,104	0.61	1.18	0.68	83
14.79	9.01	4,932,896	0.62	1.25	0.66	79
14.96	26.41	4,178,050	0.64	1.12	0.65	73
12.82	23.48	1,214,707	0.64	1.36	0.67	88

15.68	19.58	260,589	1.20	0.48	1.40	86
13.66	(1.47)	205,224	1.19	0.60	1.48	83
14.66	8.45	178,272	1.20	0.67	1.41	79
14.84	25.61	126,549	1.22	0.53	1.30	73
12.74	22.81	72,664	1.22	0.81	1.31	88

15.76	16.83	25,050	1.00	0.67	1.03	86

15.82	16.99	1,030	0.75	1.03	0.81	86

15.85	20.24	890,105	0.56	1.12	0.62	86
13.81	(0.77)	910,033	0.56	1.27	0.63	83
14.80	9.13	496,102	0.57	1.30	0.62	79
14.96	26.45	441,628	0.59	1.16	0.60	73
12.82	23.52	455,939	0.59	1.45	0.61	88

15.87	20.37	6,751,473	0.50	1.19	0.50	86
13.82	(0.78)	4,755,359	0.50	1.33	0.50	83
14.82	9.17	2,976,379	0.51	1.35	0.52	79
14.98	26.57	2,392,416	0.54	1.21	0.55	73
12.83	23.56	1,379,173	0.54	1.47	0.56	88

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 9 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Disciplined Equity Fund	Class A, Class I^, Class L^^ and Class R6	JPM I	Diversified
Dynamic Growth Fund	Class A, Class C, Class I^ and Class R5	JPM I	Non-Diversified
Equity Focus Fund	Class A, Class C and Class I^	JPM I	Non-Diversified
Equity Income Fund	Class A, Class C, Class I^, Class R2, Class R3*, Class R4*, Class R5 and Class R6	JPM II	Diversified
Growth and Income Fund	Class A, Class C, Class I^, Class R2, Class R3**, Class R4**, Class R5 and Class R6	JPM I	Diversified
Hedged Equity Fund	Class A, Class C, Class I^, Class R5 and Class R6	JPM I	Diversified
Large Cap Growth Fund	Class A, Class C, Class I^, Class R2, Class R3*, Class R4*, Class R5 and Class R6	JPM II	Diversified
Large Cap Value Fund	Class A, Class C, Class I^, Class R2, Class R5 and Class R6	JPM II	Diversified
U.S. Equity Fund	Class A, Class C, Class I^, Class L^^, Class R2, Class R3*, Class R4*, Class R5 and Class R6	JPM I	Diversified

^	Effective April 3, 2017, Select Class was renamed Class I.
^^	Effective December 1, 2016, Institutional Class was renamed Class L and is publicly offered on a limited basis for Disciplined Equity Fund and U.S. Equity Fund.
*	Class R3 and Class R4 commenced operations on September 9, 2016 for Equity Income Fund, Large Cap Growth Fund and U.S. Equity Fund.
**	Class R3 and Class R4 commenced operations on July 31, 2017 for Growth and Income Fund.

The investment objective of Disciplined Equity Fund is to seek to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index.

The investment objective of Dynamic Growth Fund is to seek long-term capital growth.

The investment objective of Equity Focus Fund and Large Cap Growth Fund is to seek long-term capital appreciation.

The investment objective of Equity Income Fund is to seek capital appreciation and current income.

The investment objective of Growth and Income Fund is to seek to provide capital growth over the long-term and to earn income from dividends.

The investment objective of Hedged Equity Fund is to seek to provide capital appreciation.

The investment objective of Large Cap Value Fund is to seek capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

The investment objective of U.S. Equity Fund is to seek to provide high total return from a portfolio of selected equity securities.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency (through April 2, 2017), distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Effective April 3, 2017 sub-transfer agency and shareholder servicing fees were consolidated into a single service fee. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares will automatically convert to Class A Shares after ten years.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

92	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

The Administrator has established the J.P. Morgan Investment Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures and options are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Disciplined Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$7,419,990	$5,284	$—	$7,425,274

Depreciation in Other Financial Instruments
Futures Contracts	$(236)	$—	$—	$(236)

Dynamic Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$321,806	$—	$—	$321,806

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

Equity Focus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$186,156	$—	$—		$186,156

Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$14,936,782	$—	$—		$14,936,782

Growth and Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$539,975	$—	$—		$539,975

Hedged Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$794,894	$164	$—		$795,058

Depreciation in Other Financial Instruments
Futures Contracts	$(11)	$—	$—		$(11)
Options Written
Call Option Written	(4,886)	—	—		(4,886)
Put Option Written	(1,174)	—	—		(1,174)

Total Depreciation in Other Financial Instruments	$(6,071)	$—	$—		$(6,071)

Large Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$12,326,105	$—	$—		$12,326,105

Large Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (c)	$1,045,709	$—	$—	(d)	$1,045,709

U.S. Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (c)	$14,269,183	$—	$—	(d)	$14,269,183

Depreciation in Other Financial Instruments
Futures Contracts	$(253)	$—	$—		$(253)

(a)	All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 2 consists of U.S. Treasury Bill that is held as initial margin for futures contracts. Please refer to the SOIs for asset class specifics of portfolio holdings.

94	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

(b)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(c)	All portfolio holdings designated as Level 1 and Level 3 are disclosed individually on the SOIs. Level 3 consists of a warrant. Please refer to the SOIs for industry specifics of portfolio holdings.
(d)	Amount rounds to less than 500.

There were no transfers among any levels during the year ended June 30, 2017.

B. Futures Contracts — Disciplined Equity Fund, Hedged Equity Fund and U.S. Equity Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2017 (amounts in thousands):

	Disciplined Equity Fund	Hedged Equity Fund	U.S. Equity Fund
Futures Contracts:
Average Notional Balance Long	$108,304	$7,173	$84,561
Ending Notional Balance Long	95,383	11,378	82,069

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Options — Hedged Equity Fund purchased and sold (“wrote”) put and call options on indices to manage and hedge equity risk within its portfolio. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation of Investments in non-affiliates on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as change in net unrealized appreciation/depreciation. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

The Fund pledges collateral to the counterparty in the form of securities for options written. Securities designated as collateral are denoted on the SOI.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	95

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

Transactions in options written during the year ended June 30, 2017 were as follows (amounts in thousands except for number of contracts):

	Options
	Number of Contracts	Premiums Received
Hedged Equity Fund
Options outstanding at June 30, 2016	2,282	$3,838
Options written	21,455	22,669
Options expired	(10,950)	(7,016)
Options closed	(6,441)	(13,481)

Options outstanding at June 30, 2017	6,346	$6,010

The Fund’s exchange-traded options contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for over the counter options.

The table below discloses the volume of the Fund’s’ options contracts activity during the year ended June 30, 2017:

Exchange-Traded Options:
Average Number of Contracts Purchased	1,765
Average Number of Contracts Written	3,531
Ending Number of Contracts Purchased	3,173
Ending Number of Contracts Written	6,346

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses and sub-transfer agency fees were class-specific expenses up through April 2, 2017. Effective April 3, 2017, the Funds ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. Payments to financial intermediaries for sub-transfer agency services are made by JPMorgan Distribution Services, Inc. from the Shareholder Servicing Fee, which has been renamed as the Service Fee. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the year ended June 30, 2017 are as follows (amounts in thousands):

	Class A	Class C		Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Disciplined Equity Fund
Transfer agency fees	$31	n/a		$9	$14	n/a	n/a	n/a	n/a	$53	$107
Sub-transfer agency fees	499	n/a		259	337	n/a	n/a	n/a	n/a	—	1,095
Dynamic Growth Fund
Transfer agency fees	4	$1		4	n/a	n/a	n/a	n/a	$—	n/a	9
Sub-transfer agency fees	69	9		25	n/a	n/a	n/a	n/a	—	n/a	103
Equity Focus Fund
Transfer agency fees	1	—	(a)	3	n/a	n/a	n/a	n/a	n/a	n/a	4
Sub-transfer agency fees	1	1		46	n/a	n/a	n/a	n/a	n/a	n/a	48

96	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

	Class A	Class C	Class I	Class L	Class R2		Class R3		Class R4		Class R5		Class R6		Total
Equity Income Fund
Transfer agency fees	$332	$70	$66	n/a	$13		$2		$—	(a)	$14		$37		$534
Sub-transfer agency fees	2,475	677	2,004	n/a	106		—	(a)	—		572		—		5,834
Growth and Income Fund
Transfer agency fees	188	4	6	n/a	—	(a)	n/a		n/a		—	(a)	—	(a)	198
Sub-transfer agency fees	110	12	19	n/a	—		n/a		n/a		—	(a)	—		141
Hedged Equity Fund
Transfer agency fees	2	2	9	n/a	n/a		n/a		n/a		—	(a)	—	(a)	13
Sub-transfer agency fees	110	4	79	n/a	n/a		n/a		n/a		—	(a)	—		193
Large Cap Growth Fund
Transfer agency fees	431	28	59	n/a	13		—	(a)	—	(a)	20		46		597
Sub-transfer agency fees	4,683	333	2,175	n/a	202		—		—		646		—		8,039
Large Cap Value Fund
Transfer agency fees	49	5	2	n/a	2		n/a		n/a		1		—		59
Sub-transfer agency fees	48	11	20	n/a	6		n/a		n/a		2		—		87
U.S. Equity Fund
Transfer agency fees	111	17	33	$134	6		—	(a)	—	(a)	12		46		359
Sub-transfer agency fees	1,351	157	639	2,130	326		1		—		476		—		5,080

(a)	Amount rounds to less than 500.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2017, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

G. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly, except for Dynamic Growth Fund, Large Cap Growth Fund and Equity Focus Fund, for which distributions are generally declared and paid annually, and Equity Income Fund, for which distributions are generally declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Disciplined Equity Fund	$—		$(2,280)	$2,280
Dynamic Growth Fund	3,146		(120)	(3,026)
Equity Income Fund	—	(a)	(2,198)	2,198
Growth and Income Fund	—	(a)	(80)	80
Hedged Equity Fund	—	(a)	(87)	87
Large Cap Growth Fund	276,198		2,627	(278,825)
Large Cap Value Fund	—	(a)	(45)	45
U.S. Equity Fund	—	(a)	(3,728)	3,728

(a)	Amount rounds to less than 500.

The reclassifications for the Funds relate primarily to tax equalization and non-taxable dividends.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s average daily net assets. The annual rate for each Fund is as follows:

Disciplined Equity Fund	0.25%
Dynamic Growth Fund	0.60
Equity Focus Fund	0.60	*
Equity Income Fund	0.40
Growth and Income Fund	0.40
Hedged Equity Fund	0.25
Large Cap Growth Fund	0.50
Large Cap Value Fund	0.40
U.S. Equity Fund	0.40

*	Prior to November 1, 2016, the investment advisory fee was 0.65% for the Equity Focus Fund.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreements (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2017, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Class I, Class L, Class R4, Class R5 and Class R6 do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Disciplined Equity Fund	0.25%	n/a	n/a	n/a
Dynamic Growth Fund	0.25	0.75%	n/a	n/a
Equity Focus Fund	0.25	0.75	n/a	n/a
Equity Income Fund	0.25	0.75	0.50%	0.25%
Growth and Income Fund	0.25	0.75	0.50	n/a
Hedged Equity Fund	0.25	0.75	n/a	n/a
Large Cap Growth Fund	0.25	0.75	0.50	0.25
Large Cap Value Fund	0.25	0.75	0.50	n/a
U.S. Equity Fund	0.25	0.75	0.50	0.25

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2017, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Disciplined Equity Fund	$10	$—
Dynamic Growth Fund	25	—	(a)
Equity Focus Fund	4	—
Equity Income Fund	780	5
Growth and Income Fund	30	—	(a)
Hedged Equity Fund	32	—	(a)
Large Cap Growth Fund	166	5
Large Cap Value Fund	37	—	(a)
U.S. Equity Fund	146	3

(a)	Amount rounds to less than 500.

98	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

D. Service Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with JPMDS under which JPMDS provides certain support services to the shareholders. The Class R6 Shares do not charge a service fee. For performing these services, JPMDS receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5*
Disciplined Equity Fund	0.25%	n/a	0.25%	0.10%	n/a	n/a	n/a	n/a
Dynamic Growth Fund	0.25	0.25%	0.25	n/a	n/a	n/a	n/a	0.10%
Equity Focus Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	n/a
Equity Income Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.10
Growth and Income Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
Hedged Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Large Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Large Cap Value Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Equity Fund	0.25	0.25	0.25	0.10	0.25	0.25	0.25	0.10

*	Prior to April 3, 2017, the service fee for Class R5 Shares was 0.05%.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2		Class R3	Class R4	Class R5	Class R6
Disciplined Equity Fund*	0.60%	n/a	0.35%	0.45%	n/a		n/a	n/a	n/a	0.25%
Dynamic Growth Fund**	1.15	1.65%	0.90	n/a	n/a		n/a	n/a	0.70%	n/a
Equity Focus Fund***	1.15	1.65	0.90	n/a	n/a		n/a	n/a	n/a	n/a
Equity Income Fund	1.04	1.54	0.79	n/a	1.29%		1.04%	0.79%	0.59	0.54
Growth and Income Fund	1.04	1.54	0.79	n/a	1.29		n/a	n/a	0.59	0.54
Hedged Equity Fund	0.85	1.35	0.60	n/a	n/a		n/a	n/a	0.40	0.35
Large Cap Growth Fund	1.05	1.55	0.90	n/a	1.40	****	1.15	0.90	0.70	0.65
Large Cap Value Fund	0.93	1.45	0.80	n/a	1.30	****	n/a	n/a	0.60	0.55
U.S. Equity Fund	0.94	1.44	0.76	0.61	1.26	****	1.01	0.76	0.56	0.51

*	Prior to November 1, 2016, the contractual expense limitation for Disciplined Equity Fund was 0.85%, 0.60%, 0.45% and 0.35% for Class A, Class I, Class L and Class R6 Shares respectively. The contractual expense limitation percentages in the table above are in place until at least October 31, 2018.
**	Prior to November 1, 2016, the contractual expense limitation for Dynamic Growth Fund was 1.19%, 1.69%, 0.94% and 0.74% for Class A, Class C, Class I and Class R5 Shares respectively. The contractual expense limitation percentages in the table above are in place until at least October 31, 2018.
***	Prior to November 1, 2016, the contractual expense limitation for Equity Focus Fund was 1.25%, 1.75% and 1.00% for Class A, Class C and Class I Shares respectively. The contractual expense limitation percentages in the table above are in place until at least October 31, 2018.
****	The contractual expense percentages in the table above are in place until at least October 31, 2018. For Class R2 Shares of Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund, the Adviser, Administrator and/or JPMDS contractually waived fees and/or reimbursed the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceeded 1.30%, 1.20% and 1.19% of the Fund’s average daily net assets, respectively during the period July 1, 2016 through October 31, 2016. During the period November 1, 2016 through December 31, 2016, the Adviser, Administrator and/or JPMDS voluntarily waived fees and/or reimbursed the Funds to the extent that total annual operating expenses for Class R2 Shares of these Funds exceeded 1.30%, 1.20% and 1.19%, respectively. The Funds’ service providers are under no obligation to continue the voluntary waivers and may discontinue them at any time.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2017 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2017.

For the year ended June 30, 2017, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Disciplined Equity Fund	$2,802	$1,867	$1,459	$6,128	$184
Dynamic Growth Fund	172	114	135	421	—
Equity Focus Fund	151	83	22	256	—
Equity Income Fund	14	—	1,844	1,858	99
Growth and Income Fund	55	37	210	302	—	(a)
Hedged Equity Fund	191	127	154	472	—	(a)
Large Cap Growth Fund	17	—	8,307	8,324	38
Large Cap Value Fund	17	11	270	298	1
U.S. Equity Fund	15	—	5,944	5,959	88

(a)	Amount rounds to less than 500.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund.

The amounts of waivers resulting from investments in these money market funds for the year ended June 30, 2017 were as follows (amounts in thousands):

Disciplined Equity Fund	$174
Dynamic Growth Fund	8
Equity Focus Fund	9
Equity Income Fund	599
Growth and Income Fund	18
Hedged Equity Fund	17
Large Cap Growth Fund	215
Large Cap Value Fund	31
U.S. Equity Fund	277

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2017, Disciplined Equity Fund, Dynamic Growth Fund, Hedged Equity Fund, Large Cap Growth Fund and U.S. Equity Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended June 30, 2017, the Funds incurred brokerage commissions with broker dealers affiliated with the Adviser as follows (amounts in thousands):

Disciplined Equity Fund	$—	(a)
Dynamic Growth Fund	—	(a)
Equity Focus Fund	—	(a)
Equity Income Fund	1
Hedged Equity Fund	—	(a)
Large Cap Growth Fund	1
Large Cap Value Fund	—	(a)
U.S. Equity Fund	1

(a)	Amount rounds to less than 500.

100	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2017, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Disciplined Equity Fund	$3,000,839	$4,991,048
Dynamic Growth Fund	131,509	230,486
Equity Focus Fund	135,930	121,576
Equity Income Fund	3,539,089	1,817,890
Growth and Income Fund	143,552	162,462
Hedged Equity Fund	589,104	123,554
Large Cap Growth Fund	2,733,803	7,324,313
Large Cap Value Fund	1,393,044	1,239,301
U.S. Equity Fund	11,008,183	11,299,738

During the year ended June 30, 2017, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2017 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$5,873,906	$1,675,055	$123,687	$1,551,368
Dynamic Growth Fund	206,713	115,410	317	115,093
Equity Focus Fund	156,488	32,981	3,313	29,668
Equity Income Fund	11,486,323	3,749,265	298,806	3,450,459
Growth and Income Fund	362,024	188,320	10,369	177,951
Hedged Equity Fund	726,062	81,939	12,943	68,996
Large Cap Growth Fund	7,217,319	5,140,791	32,005	5,108,786
Large Cap Value Fund	924,512	139,289	18,092	121,197
U.S. Equity Fund	10,663,720	3,737,217	131,754	3,605,463

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and non-taxable dividends.

The tax character of distributions paid during the year ended June 30, 2017 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Return of Capital	Total Distribution Paid
Disciplined Equity Fund	$129,537	$—	$6,246	$135,783
Dynamic Growth Fund	—	4,105	—	4,105
Equity Focus Fund	848	1,213	—	2,061
Equity Income Fund	256,770	66,179	—	322,949
Growth and Income Fund	7,975	23,154	—	31,129
Hedged Equity Fund	5,217	—	—	5,217
Large Cap Growth Fund	—	1,111,903	—	1,111,903
Large Cap Value Fund	19,124	26,974	—	46,098
U.S. Equity Fund	134,307	439,676	—	573,983

*	Short-term gains are treated as ordinary income for income tax purposes.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

The tax character of distributions paid during the year ended June 30, 2016 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Disciplined Equity Fund	$306,286	$154,626	$460,912
Dynamic Growth Fund	—	3,697	3,697
Equity Focus Fund	772	1,551	2,323
Equity Income Fund	209,446	81,435	290,881
Growth and Income Fund	8,227	24,955	33,182
Hedged Equity Fund	2,951	—	2,951
Large Cap Growth Fund	—	685,998	685,998
Large Cap Value Fund	32,026	66,050	98,076
U.S. Equity Fund	216,055	549,390	765,445

*	Short-term gains are treated as ordinary income for income tax purposes.

As of June 30, 2017, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain	Tax Basis Capital Loss Carryover	Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$—	$—	$(218,314)	$1,551,368
Dynamic Growth Fund	309	25,990	—	115,093
Equity Focus Fund	2,756	6,552	—	29,668
Equity Income Fund	24,865	39,130	—	3,450,459
Growth and Income Fund	857	9,239	—	177,951
Hedged Equity Fund	37	—	(12,203)	68,996
Large Cap Growth Fund	82,304	1,154,741	—	5,108,786
Large Cap Value Fund	70,286	20,469	—	121,197
U.S. Equity Fund	75,575	716,473	—	3,605,463

For the Funds, the cumulative timing differences primarily consist of post-October capital loss deferrals, wash sale loss deferrals and non-taxable dividends.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of June 30, 2017, the following Funds had post-enactment net capital loss carryforwards (amounts in thousands):

	Post-enactment Net Capital Loss
	Short-Term	Long-Term
Disciplined Equity Fund	$218,314	$—
Hedged Equity Fund	4,412	7,791

During the year ended June 30, 2017, the following Fund utilized post-enactment capital loss carryforwards as follows (amount in thousands):

Hedged Equity Fund	$992

During the year ended June 30, 2017, the following Fund utilized pre-enactment capital loss carryforwards as follows (amount in thousands):

Large Cap Value Fund	$1,637

Late year ordinary losses incurred after December 31 as well as net capital losses after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2017, the following Funds deferred to July 1, 2017 net capital losses and late year ordinary losses of (amounts in thousands):

	Net Capital Loss
	Short-Term	Long-Term	Late Year Ordinary Loss
Dynamic Growth Fund	$—	$—	$157
Hedged Equity Fund	3,511	6,707	—

102	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended June 30, 2017. Average borrowings from the Facility for the year ended June 30, 2017, were as follows (amounts in thousands).

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Dynamic Growth Fund	$2,947	1.21%	1	$—	(a)
Large Cap Growth Fund	11,849	1.15	5	1

(a)	Amount rounds to less than 500.

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds had no borrowings outstanding from the Credit Facility at June 30, 2017. Average borrowings from the Credit Facility for, or at any time during the year ended June 30, 2017, were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Equity Focus Fund	$500	1.53%	1	$—	(a)

(a)	Amount rounds to less than 500.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

As of June 30, 2017, J.P. Morgan Access Funds, Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate shares representing more than 10% of the net assets of the following Funds:

	J.P. Morgan Access Funds	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Disciplined Equity Fund	n/a	n/a	62.8%
Dynamic Growth Fund	n/a	59.1%	n/a
Equity Focus Fund	14.9%	n/a	n/a
Large Cap Value Fund	n/a	55.9	n/a
U.S. Equity Fund	n/a	n/a	23.8

As of June 30, 2017, the Funds had omnibus accounts which owned more than 10% of the Funds’ outstanding shares as follows:

	Number of Affiliated Omnibus Accounts	% of the Fund	Number of Non-Affiliated Omnibus Accounts	% of the Fund
Dynamic Growth Fund	—	—	3	18.7%
Equity Focus Fund	4	80.6	—	—
Growth and Income Fund	2	22.2	—	—
Hedged Equity Fund	—	—	7	56.2
Large Cap Growth Fund	—	—	3	10.2
U.S. Equity Fund	3	12.6	—	—

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and will require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X will apply to Funds’ fiscal year ends on or after August 1, 2017. At this time, management is currently evaluating the impact of the Regulation S-X amendments on the Funds’ financial statements and related disclosures. The adoption will have no effect on the Funds’ net assets or results of operations.

9. Business Combinations

On June 21, 2017, the Boards of the JPM I and JPM II approved the reorganization of the Dynamic Growth Fund, a fund of JPM I, into the Large Cap Growth Fund, a fund of JPM II. Completion of the reorganization is subject to a number of conditions, including approval by the shareholders of the Dynamic Growth Fund. This approval will be sought at a shareholder meeting expected to be held on October 10, 2017. If approved by shareholders, the reorganization is expected to occur on or about October 27, 2017.

104	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Disciplined Equity Fund, JPMorgan Dynamic Growth Fund, JPMorgan Equity Focus Fund, JPMorgan Equity Income Fund, JPMorgan Growth and Income Fund, JPMorgan Hedged Equity Fund, JPMorgan Large Cap Growth Fund, JPMorgan Large Cap Value Fund and JPMorgan U.S. Equity Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Disciplined Equity Fund, JPMorgan Dynamic Growth Fund, JPMorgan Equity Focus Fund, JPMorgan Growth and Income Fund, JPMorgan Hedged Equity Fund and JPMorgan U.S. Equity Fund (each a separate series of JPMorgan Trust I) and JPMorgan Equity Income Fund, JPMorgan Large Cap Growth Fund and JPMorgan Large Cap Value Fund (each a separate series of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) as of June 30, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

August 25, 2017

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	105

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	150	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	150	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	149	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	150	None

Raymond Kanner (1953); Trustee of the Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	149	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, 2016-17, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-17; Advisory Board Member, Betterment for Business (2016-present) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-present) (index creator); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	150	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	150	None

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	150	None

106	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	150	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	150	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	150	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-2015); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	150	Trustee, Wabash College (2000-present)._

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	150	None

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (150 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	107

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)*	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986) Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

108	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2017 and continued to hold your shares at the end of the reporting period, June 30, 2017.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Disciplined Equity Fund
Class A
Actual	$1,000.00	$1,090.00	$3.11	0.60%
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class I (formerly Select Class)
Actual	1,000.00	1,091.40	1.81	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
Class L (formerly Institutional Class)
Actual	1,000.00	1,091.40	1.97	0.38
Hypothetical	1,000.00	1,022.91	1.91	0.38
Class R6
Actual	1,000.00	1,092.00	1.30	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25

Dynamic Growth Fund
Class A
Actual	1,000.00	1,211.70	6.31	1.15
Hypothetical	1,000.00	1,019.09	5.76	1.15
Class C
Actual	1,000.00	1,208.70	9.04	1.65
Hypothetical	1,000.00	1,016.61	8.25	1.65
Class I (formerly Select Class)
Actual	1,000.00	1,213.30	4.94	0.90
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class R5
Actual	1,000.00	1,214.20	3.84	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	109

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Equity Focus Fund
Class A
Actual	$1,000.00	$1,109.00	$5.96	1.14%
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class C
Actual	1,000.00	1,106.40	8.57	1.64
Hypothetical	1,000.00	1,016.66	8.20	1.64
Class I (formerly Select Class)
Actual	1,000.00	1,110.50	4.66	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89

Equity Income Fund
Class A
Actual	1,000.00	1,054.80	5.30	1.04
Hypothetical	1,000.00	1,019.64	5.21	1.04
Class C
Actual	1,000.00	1,052.20	7.84	1.54
Hypothetical	1,000.00	1,017.16	7.70	1.54
Class I (formerly Select Class)
Actual	1,000.00	1,056.40	3.98	0.78
Hypothetical	1,000.00	1,020.93	3.91	0.78
Class R2
Actual	1,000.00	1,053.90	6.57	1.29
Hypothetical	1,000.00	1,018.40	6.46	1.29
Class R3
Actual	1,000.00	1,055.20	5.25	1.03
Hypothetical	1,000.00	1,019.69	5.16	1.03
Class R4
Actual	1,000.00	1,056.50	3.98	0.78
Hypothetical	1,000.00	1,020.93	3.91	0.78
Class R5
Actual	1,000.00	1,057.20	3.01	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class R6
Actual	1,000.00	1,057.60	2.55	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50

Growth and Income Fund
Class A
Actual	1,000.00	1,041.50	5.21	1.03
Hypothetical	1,000.00	1,019.69	5.16	1.03
Class C
Actual	1,000.00	1,039.00	7.74	1.53
Hypothetical	1,000.00	1,017.21	7.65	1.53
Class I (formerly Select Class)
Actual	1,000.00	1,043.00	3.95	0.78
Hypothetical	1,000.00	1,020.93	3.91	0.78
Class R2
Actual	1,000.00	1,040.10	6.47	1.28
Hypothetical	1,000.00	1,018.45	6.41	1.28
Class R5
Actual	1,000.00	1,043.90	2.94	0.58
Hypothetical	1,000.00	1,021.92	2.91	0.58
Class R6
Actual	1,000.00	1,044.10	2.69	0.53
Hypothetical	1,000.00	1,022.17	2.66	0.53

110	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Hedged Equity Fund
Class A
Actual	$1,000.00	$1,059.10	$4.29	0.84%
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class C
Actual	1,000.00	1,056.40	6.83	1.34
Hypothetical	1,000.00	1,018.15	6.71	1.34
Class I (formerly Select Class)
Actual	1,000.00	1,059.70	3.01	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class R5
Actual	1,000.00	1,061.00	2.04	0.40
Hypothetical	1,000.00	1,022.81	2.01	0.40
Class R6
Actual	1,000.00	1,060.70	1.74	0.34
Hypothetical	1,000.00	1,023.11	1.71	0.34

Large Cap Growth Fund
Class A
Actual	1,000.00	1,209.80	5.75	1.05
Hypothetical	1,000.00	1,019.59	5.26	1.05
Class C
Actual	1,000.00	1,206.60	8.48	1.55
Hypothetical	1,000.00	1,017.11	7.75	1.55
Class I (formerly Select Class)
Actual	1,000.00	1,211.20	4.88	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class R2
Actual	1,000.00	1,208.10	7.28	1.33
Hypothetical	1,000.00	1,018.20	6.66	1.33
Class R3
Actual	1,000.00	1,209.10	6.19	1.13
Hypothetical	1,000.00	1,019.19	5.66	1.13
Class R4
Actual	1,000.00	1,210.90	4.93	0.90
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class R5
Actual	1,000.00	1,212.00	3.78	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class R6
Actual	1,000.00	1,212.70	3.29	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60

Large Cap Value Fund
Class A
Actual	1,000.00	1,060.80	4.75	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93
Class C
Actual	1,000.00	1,058.00	7.40	1.45
Hypothetical	1,000.00	1,017.60	7.25	1.45
Class I (formerly Select Class)
Actual	1,000.00	1,061.40	4.04	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79
Class R2
Actual	1,000.00	1,058.90	6.38	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class R5
Actual	1,000.00	1,062.30	3.07	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class R6
Actual	1,000.00	1,062.30	2.61	0.51
Hypothetical	1,000.00	1,022.27	2.56	0.51

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	111

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Equity Fund
Class A
Actual	$1,000.00	$1,088.70	$4.87	0.94%
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class C
Actual	1,000.00	1,085.00	7.44	1.44
Hypothetical	1,000.00	1,017.65	7.20	1.44
Class I (formerly Select Class)
Actual	1,000.00	1,088.90	3.88	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class L (formerly Institutional Class)
Actual	1,000.00	1,090.20	3.11	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class R2
Actual	1,000.00	1,086.60	6.31	1.22
Hypothetical	1,000.00	1,018.74	6.11	1.22
Class R3
Actual	1,000.00	1,088.10	5.18	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Class R4
Actual	1,000.00	1,089.10	3.88	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R5
Actual	1,000.00	1,090.50	2.90	0.56
Hypothetical	1,000.00	1,022.02	2.81	0.56
Class R6
Actual	1,000.00	1,090.70	2.59	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

112	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2017

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2017. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2017. The information necessary to complete your income tax returns for the calendar year ending December 31, 2017 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended June 30, 2017:

Dividends Received Deduction
Disciplined Equity Fund	100.00%
Equity Focus Fund	53.43
Equity Income Fund	100.00
Growth and Income Fund	100.00
Hedged Equity Fund	100.00
Large Cap Value Fund	15.90
U.S. Equity Fund	97.65

Long-Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2017 (amounts in thousands):

Long-Term Capital Gain Distribution
Dynamic Growth Fund	$7,251
Equity Focus Fund	1,213
Equity Income Fund	66,179
Growth and Income Fund	23,154
Large Cap Growth Fund	1,379,032
Large Cap Value Fund	26,974
U.S. Equity Fund	439,676

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2017 (amounts in thousands):

Qualified Dividend Income
Disciplined Equity Fund	$129,537
Equity Focus Fund	848
Equity Income Fund	256,770
Growth and Income Fund	7,975
Hedged Equity Fund	5,217
Large Cap Value Fund	16,890
U.S. Equity Fund	134,307

JUNE 30, 2017	J.P. MORGAN LARGE CAP FUNDS	113

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾Social Security number and account balances

◾transaction history and account transactions

◾checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾open an account or provide contact information

◾give us your account information or pay us by check

◾make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾affiliates from using your information to market to you

◾sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. June 2017.	AN-LCE-617

Annual Report

J.P. Morgan Equity Funds

June 30, 2017

JPMorgan Equity Index Fund

JPMorgan Market Expansion Enhanced Index Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

August 4, 2017 (Unaudited)

Dear Shareholder,

The current U.S. economic expansion entered its eighth year in 2017 and growth in developed and emerging market economies grew more synchronized even as U.S. growth showed some signs of easing. Global financial markets generally benefitted from steady economic growth amid an environment of low inflation, low volatility and rising corporate profits.

“In the U.S., the continued economic expansion, muted inflation, corporate earnings growth and historically low volatility in financial markets helped to drive key equity market indexes to multiple record closing highs throughout the past twelve months.”

While economic growth in the U.S. and China largely drove the global recovery throughout 2016, by June 2017 the world’s other leading economies had picked up sufficiently enough for the Organization for Economic Co-operation and Development to forecast global growth at 3.5% in 2017 and 3.6% in 2018.

U.S. gross domestic product (GDP) growth slowed to 1.2% in the first quarter of 2017 from 2.5% and 3.5% growth in the fourth quarter and third quarters of 2016, respectively. Meanwhile, the U.S. unemployment rate continued its downward trend throughout the past twelve months, dropping to 4.4% in June 2017 from 4.9% one year earlier. In response to these numbers, along with nascent signs of price inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates in December 2016 and again in June 2017 and signaled it would raise rates once more before the end of the year. Further, Fed Chairwoman Janet Yellen indicated she was prepared to begin partially unwinding the central bank’s $4.5 trillion balance sheet in assets purchased through its quantitative easing program. An increase in consumer spending helped second-quarter 2017 GDP climb by 2.6% from a year earlier.

Notably, by mid-2017 domestic price inflation had dropped below the Fed’s target of 2% growth and wage growth was below many economists’ expectations, the latter despite an environment of essentially full employment for U.S. workers. These trends — and the Fed’s acknowledgment of them — provided some near-term uncertainty about the central bank’s commitment to tightening monetary policy.

Throughout the twelve months ended June 30, 2017, global oil prices remained a key focal point for policy makers, economists and investors. Global crude prices reached 15-month highs in October 2016 and received further support from the Organization of Petroleum Exporting Countries’ December 2016 decision to curb production. However, continued oversupply of crude and natural gas, partly due to continued U.S. production, pushed the price of a barrel of benchmark West Texas Intermediate crude oil down to $46 by the end of June 2017.

Meanwhile, the leading economies of Europe continued to strengthen from what had been an anemic expansion. Annualized GDP for the 19 core euro area nations rose 1.9% in the first quarter of 2017 and 2.1% in the second quarter. The June 2017 aggregate unemployment rate for those nations fell to 9.1%, its lowest level since March 2009. Also, in separate elections in 2017, voters in the Netherlands and France largely rejected populist campaigns espousing policies to limit free trade and immigration. The election results provided another boost to global equity prices.

In the U.S., the continued economic expansion, muted inflation, corporate earnings growth and historically low volatility in financial markets helped to drive key equity market indexes to multiple record closing highs throughout the past twelve months. U.S. investors appeared to shrug off intermittent political and policy dramas emanating from Washington, D.C. and extended the run-up in U.S. equity prices into its eighth consecutive year — one of the longest on record.

Over the twelve month period, U.S. and foreign markets largely rewarded those who remained fully invested in financial markets and we believe the fundamental virtues of patience and diversification remain essential to prudent investment strategy.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management & Institutional,

J.P. Morgan Asset Management

JUNE 30, 2017	J.P. MORGAN EQUITY FUNDS	1

J.P. Morgan Index Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

Overall, U.S. equity markets provided positive returns and key stock market indexes reached multiple record highs throughout the twelve month reporting period. Steady global economic growth, continued low inflation and strong corporate earnings all served to support equity prices, both in the U.S. and elsewhere.

While U.S. equity prices rose throughout most of 2016, they experienced a sustained rally following the November 8, 2016 election amid investor expectations for increased infrastructure spending and tax cuts under the incoming Trump administration and Republican Party majorities in the U.S. Congress. Even as those expectations faded somewhat, U.S. equity prices continued to climb.

In February 2017, the Standard & Poor’s 500 Index (the “S&P 500”) reached nine new closing highs and the Dow Jones Industrial Average (the “DJIA”) closed at new highs for 12 consecutive days, matching a record set in 1987. The following month, the S&P 500 crossed 2,400 points in intraday trading for the first time and the DJIA crossed 21,000 points for the first time. While the rally in U.S. equities stalled in April 2017, record high U.S. corporate operating earnings rekindled the rise in stock prices and the S&P 500 posted seven new closing highs in May 2017 and four new closing highs in June 2017.

Importantly, U.S. financial market volatility remained historically low throughout the reporting period, with a brief spike ahead of the November 2016 election. By the end of June 2017, the CBOE Volatility Index, which measures options on the S&P 500 to gauge market expectations of near-term volatility stood at roughly half of its historical average.

Overall, small cap stocks generally outperformed mid cap and large cap stocks, while growth stocks generally outperformed value stocks. For the twelve months ended June 30, 2017, the S&P 500 returned 17.90%.

2	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2017

JPMorgan Equity Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)[1]*	17.62%
S&P 500 Index**	17.90%

Net Assets as of 6/30/2017 (In Thousands)	$1,749,430

INVESTMENT OBJECTIVE***

The JPMorgan Equity Index Fund (the “Fund”) seeks investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Index (S&P 500) (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares performed largely in line with the Benchmark for the twelve months ended June 30, 2017, before considering the effect of Fund fees and expenses. This was consistent with its indexing strategy and investment objective, as the Fund looks to generate returns that are comparable to those of the Benchmark.

Overall, U.S. equity markets provided positive returns and key stock market indexes reached multiple record highs throughout the twelve month reporting period. Steady global economic growth, continued low inflation and strong corporate earnings all served to support equity prices, both in the U.S. and elsewhere.

During the reporting period, the information technology and financials sectors were the largest contributors to the performance of the Fund and the Benchmark, while the telecommunications and energy sectors were the largest detractors from performance.

HOW WAS THE FUND POSITIONED?

Regardless of the market outlook, the Fund was managed in strict conformity with a full index replication strategy and aimed to hold the same stocks in nearly the same proportions as those found in the Benchmark.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Apple, Inc.	3.6%
2.	Microsoft Corp.	2.6
3.	Amazon.com, Inc.	1.8
4.	Facebook, Inc., Class A	1.7
5.	Johnson & Johnson	1.7
6.	Exxon Mobil Corp.	1.6
7.	JPMorgan Chase & Co.	1.6
8.	Berkshire Hathaway, Inc., Class B	1.5
9.	Alphabet, Inc., Class A	1.3
10.	Alphabet, Inc., Class C	1.3

PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	22.2%
Financials	14.5
Health Care	14.5
Consumer Discretionary	12.2
Industrials	10.2
Consumer Staples	9.0
Energy	6.0
Utilities	3.2
Real Estate	2.9
Materials	2.8
Telecommunication Services	2.1
Short-Term Investment	0.4

[1]	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.

JUNE 30, 2017	J.P. MORGAN EQUITY FUNDS	3

JPMorgan Equity Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge*		11.16%	12.87%	6.15%
Without Sales Charge		17.32	14.10	6.73
CLASS C SHARES	November 4, 1997
With CDSC**		15.57	13.26	5.94
Without CDSC		16.57	13.26	5.94
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	July 2, 1991	17.62	14.38	6.99
CLASS R6 SHARES	September 1, 2016	17.79	14.41	7.01

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Index Fund, the S&P 500 Index and the Lipper S&P 500 Funds Index from June 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper S&P 500 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper S&P 500 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2017

JPMorgan Market Expansion Enhanced Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)[1]*	19.66%
S&P 1000 Index**	19.73%

Net Assets as of 6/30/2017 (In Thousands)	$1,011,148

INVESTMENT OBJECTIVE***

The JPMorgan Market Expansion Enhanced Index Fund (the “Fund”) seeks to provide investment results that correspond to or incrementally exceed the total return performance of an index that tracks the performance of the small- and mid-capitalization equity markets.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Standard & Poor’s 1000 Index (the “Benchmark”) for the twelve months ended June 30, 2017. The Fund’s security selection in the health care and industrial sectors was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the information technology and financials sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight position in United States Steel Co. and its overweight positions in Essendant Inc. and Geo Group Inc. Shares of U.S. Steel, a steelmaker, rose in early 2017 amid investor expectations of U.S. tariffs on steel imports. Shares of Essendant, an office products distributor, fell after the company reported a drop in revenue and earnings. Shares of Geo Group, a prison real estate investment trust, fell after the company announced its $360 million acquisition of Community Education Centers.

Leading individual contributors to relative performance included the Fund’s overweight positions in Brink’s Co., Take-Two Interactive Software Inc. and Dana Inc. Shares of Brink’s, a security and logistics company, rose after the company increased its quarterly dividend by 50% and unveiled a $200 million share repurchase plan. Shares of Take-Two Interactive Software, a maker of computer and video games, rose on better-than-expected earnings. Shares of Dana, an automotive parts supplier, rose after reporting better-than-expected earnings and growth in revenue and cash flow.

HOW WAS THE FUND POSITIONED?

The Fund seeks to track the sector and industry weights within the Benchmark. Because the Fund uses an enhanced index strategy, not all of the stocks in the Benchmark are held by the Fund, and the Fund’s position in an individual stock may be overweight or underweight as compared to the Benchmark. Looking at valuation and momentum, the Fund’s portfolio managers overweighted what they believed were attractively priced stocks with improving momentum and underweighted what they believed were expensive stocks with deteriorating momentum, based on their bottom-up approach to stock selection.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Arrow Electronics, Inc.	0.7%
2.	UGI Corp.	0.7
3.	East West Bancorp, Inc.	0.7
4.	WellCare Health Plans, Inc.	0.7
5.	United Therapeutics Corp.	0.7
6.	Ingredion, Inc.	0.7
7.	Broadridge Financial Solutions, Inc.	0.7
8.	Atmos Energy Corp.	0.7
9.	Huntington Ingalls Industries, Inc.	0.7
10.	Take-Two Interactive Software, Inc.	0.7

JUNE 30, 2017	J.P. MORGAN EQUITY FUNDS	5

JPMorgan Market Expansion Enhanced Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	16.9%
Industrials	16.1
Financials	15.9
Consumer Discretionary	11.3
Health Care	10.9
Real Estate	8.2
Materials	7.4
Utilities	4.6
Consumer Staples	3.2
Energy	2.8
Telecommunication Services	0.4
Short-Term Investment	2.3

[1]	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	“S&P 1000 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.

6	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2017

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 1998
With Sales Charge*		13.10%	13.78%	7.19%
Without Sales Charge		19.37	15.01	7.76
CLASS C SHARES	March 22, 1999
With CDSC**		17.58	14.24	7.02
Without CDSC		18.58	14.24	7.02
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	July 31, 1998	19.66	15.32	8.04
CLASS R2 SHARES	November 3, 2008	19.06	14.76	7.44

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class I Shares. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Market Expansion Enhanced Index Fund, the S&P 1000 Index, the Lipper Small-Cap Core Funds Index and the Lipper Mid-Cap Core Funds Index from June 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index and the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 1000 Index is an unmanaged index generally representative of the performance of the small and mid-size companies in the U.S. stock market. The Lipper Small-Cap Core Funds Index and the Lipper Mid-Cap Core Funds Index are indices based on total returns of certain mutual funds within the small cap and mid cap categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2017	J.P. MORGAN EQUITY FUNDS	7

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.7%
	Consumer Discretionary — 12.2%
	Auto Components — 0.2%
17	BorgWarner, Inc.	710
23	Delphi Automotive plc	1,973
21	Goodyear Tire & Rubber Co. (The)	739

		3,422

	Automobiles — 0.5%
329	Ford Motor Co.	3,677
115	General Motors Co.	4,030
15	Harley-Davidson, Inc.	794

		8,501

	Distributors — 0.1%
12	Genuine Parts Co.	1,149
26	LKQ Corp. (a)	853

		2,002

	Diversified Consumer Services — 0.0% (g)
17	H&R Block, Inc.	538

	Hotels, Restaurants & Leisure — 1.8%
35	Carnival Corp.	2,306
2	Chipotle Mexican Grill, Inc. (a)	1,002
10	Darden Restaurants, Inc.	945
17	Hilton Worldwide Holdings, Inc.	1,065
26	Marriott International, Inc., Class A	2,618
68	McDonald’s Corp.	10,487
14	Royal Caribbean Cruises Ltd.	1,539
122	Starbucks Corp.	7,094
9	Wyndham Worldwide Corp.	880
7	Wynn Resorts Ltd.	899
28	Yum Brands, Inc.	2,050

		30,885

	Household Durables — 0.5%
29	DR Horton, Inc.	993
10	Garmin Ltd.	492
11	Leggett & Platt, Inc.	584
17	Lennar Corp., Class A	910
5	Mohawk Industries, Inc. (a)	1,283
41	Newell Brands, Inc.	2,176
24	PulteGroup, Inc.	585
6	Whirlpool Corp.	1,191

		8,214

	Internet & Direct Marketing Retail — 2.7%
33	Amazon.com, Inc. (a)	32,261
10	Expedia, Inc.	1,521
36	Netflix, Inc. (a)	5,410

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet & Direct Marketing Retail — continued
4	Priceline Group, Inc. (The) (a)	7,727
9	TripAdvisor, Inc. (a)	354

		47,273

	Leisure Products — 0.1%
9	Hasbro, Inc.	1,054
29	Mattel, Inc.	619

		1,673

	Media — 3.0%
31	CBS Corp. (Non-Voting), Class B	1,974
18	Charter Communications, Inc., Class A (a)	6,104
398	Comcast Corp., Class A	15,474
13	Discovery Communications, Inc., Class A (a)	334
18	Discovery Communications, Inc., Class C (a)	446
19	DISH Network Corp., Class A (a)	1,199
33	Interpublic Group of Cos., Inc. (The)	817
32	News Corp., Class A	440
10	News Corp., Class B	142
20	Omnicom Group, Inc.	1,621
8	Scripps Networks Interactive, Inc., Class A	550
65	Time Warner, Inc.	6,542
88	Twenty-First Century Fox, Inc., Class A	2,505
41	Twenty-First Century Fox, Inc., Class B	1,140
30	Viacom, Inc., Class B	994
122	Walt Disney Co. (The)	12,985

		53,267

	Multiline Retail — 0.4%
21	Dollar General Corp.	1,528
20	Dollar Tree, Inc. (a)	1,390
14	Kohl’s Corp.	554
26	Macy’s, Inc.	594
9	Nordstrom, Inc.	447
46	Target Corp.	2,424

		6,937

	Specialty Retail — 2.2%
6	Advance Auto Parts, Inc.	723
6	AutoNation, Inc. (a)	233
2	AutoZone, Inc. (a)	1,350
12	Bed Bath & Beyond, Inc.	371
22	Best Buy Co., Inc.	1,278
16	CarMax, Inc. (a)	981
11	Foot Locker, Inc.	543
18	Gap, Inc. (The)	407
100	Home Depot, Inc. (The)	15,407

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Specialty Retail — continued
20	L Brands, Inc.	1,091
72	Lowe’s Cos., Inc.	5,589
8	O’Reilly Automotive, Inc. (a)	1,672
33	Ross Stores, Inc.	1,901
6	Signet Jewelers Ltd.	363
55	Staples, Inc.	553
9	Tiffany & Co.	845
54	TJX Cos., Inc. (The)	3,900
11	Tractor Supply Co.	586
5	Ulta Beauty, Inc. (a)	1,408

		39,201

	Textiles, Apparel & Luxury Goods — 0.7%
24	Coach, Inc.	1,118
31	Hanesbrands, Inc.	708
13	Michael Kors Holdings Ltd. (a)	475
111	NIKE, Inc., Class B	6,568
7	PVH Corp.	750
5	Ralph Lauren Corp.	342
16	Under Armour, Inc., Class A (a)	338
15	Under Armour, Inc., Class C (a)	312
27	VF Corp.	1,550

		12,161

	Total Consumer Discretionary	214,074

	Consumer Staples — 9.0%
	Beverages — 2.1%
15	Brown-Forman Corp., Class B	722
323	Coca-Cola Co. (The)	14,488
14	Constellation Brands, Inc., Class A	2,790
15	Dr Pepper Snapple Group, Inc.	1,407
16	Molson Coors Brewing Co., Class B	1,339
34	Monster Beverage Corp. (a)	1,683
120	PepsiCo, Inc.	13,860

		36,289

	Food & Staples Retailing — 1.9%
37	Costco Wholesale Corp.	5,893
86	CVS Health Corp.	6,886
77	Kroger Co. (The)	1,788
41	Sysco Corp.	2,082
72	Walgreens Boots Alliance, Inc.	5,618
124	Wal-Mart Stores, Inc.	9,391
27	Whole Foods Market, Inc.	1,131

		32,789

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — 1.4%
48	Archer-Daniels-Midland Co.	1,984
16	Campbell Soup Co.	840
34	Conagra Brands, Inc.	1,214
48	General Mills, Inc.	2,682
12	Hershey Co. (The)	1,263
23	Hormel Foods Corp.	773
10	JM Smucker Co. (The)	1,157
21	Kellogg Co.	1,472
50	Kraft Heinz Co. (The)	4,293
10	McCormick & Co., Inc. (Non-Voting)	928
127	Mondelez International, Inc., Class A	5,505
24	Tyson Foods, Inc., Class A	1,516

		23,627

	Household Products — 1.7%
21	Church & Dwight Co., Inc.	1,086
11	Clorox Co. (The)	1,442
74	Colgate-Palmolive Co.	5,501
30	Kimberly-Clark Corp.	3,850
215	Procter & Gamble Co. (The)	18,725

		30,604

	Personal Products — 0.1%
40	Coty, Inc., Class A	742
19	Estee Lauder Cos., Inc. (The), Class A	1,805

		2,547

	Tobacco — 1.8%
162	Altria Group, Inc.	12,085
130	Philip Morris International, Inc.	15,324
70	Reynolds American, Inc.	4,521

		31,930

	Total Consumer Staples	157,786

	Energy — 6.0%
	Energy Equipment & Services — 0.9%
36	Baker Hughes, Inc.	1,948
73	Halliburton Co.	3,114
9	Helmerich & Payne, Inc.	495
32	National Oilwell Varco, Inc.	1,052
117	Schlumberger Ltd.	7,686
39	TechnipFMC plc, (United Kingdom) (a)	1,066
33	Transocean Ltd. (a)	270

		15,631

	Oil, Gas & Consumable Fuels — 5.1%
47	Anadarko Petroleum Corp.	2,134

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN EQUITY FUNDS	9

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
32	Apache Corp.	1,532
39	Cabot Oil & Gas Corp.	981
64	Chesapeake Energy Corp. (a)	319
159	Chevron Corp.	16,605
8	Cimarex Energy Co.	751
12	Concho Resources, Inc. (a)	1,513
104	ConocoPhillips	4,569
44	Devon Energy Corp.	1,412
48	EOG Resources, Inc.	4,390
15	EQT Corp.	853
356	Exxon Mobil Corp.	28,737
23	Hess Corp.	996
161	Kinder Morgan, Inc.	3,090
71	Marathon Oil Corp.	846
44	Marathon Petroleum Corp.	2,280
14	Murphy Oil Corp.	348
17	Newfield Exploration Co. (a)	476
38	Noble Energy, Inc.	1,082
64	Occidental Petroleum Corp.	3,846
32	ONEOK, Inc.	1,663
37	Phillips 66	3,047
14	Pioneer Natural Resources Co.	2,280
16	Range Resources Corp.	365
13	Tesoro Corp.	1,188
38	Valero Energy Corp.	2,535
69	Williams Cos., Inc. (The)	2,102

		89,940

	Total Energy	105,571

	Financials — 14.5%
	Banks — 6.5%
836	Bank of America Corp.	20,282
68	BB&T Corp.	3,095
231	Citigroup, Inc.	15,469
43	Citizens Financial Group, Inc.	1,518
15	Comerica, Inc.	1,089
63	Fifth Third Bancorp	1,636
91	Huntington Bancshares, Inc.	1,235
298	JPMorgan Chase & Co. (q)	27,280
92	KeyCorp	1,726
13	M&T Bank Corp.	2,093
29	People’s United Financial, Inc.	511
41	PNC Financial Services Group, Inc. (The)	5,077
101	Regions Financial Corp.	1,478
41	SunTrust Banks, Inc.	2,304
133	US Bancorp	6,910

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
378	Wells Fargo & Co.	20,936
17	Zions Bancorp	747

		113,386

	Capital Markets — 2.9%
5	Affiliated Managers Group, Inc.	789
13	Ameriprise Financial, Inc.	1,630
87	Bank of New York Mellon Corp. (The)	4,457
10	BlackRock, Inc.	4,303
8	CBOE Holdings, Inc.	705
102	Charles Schwab Corp. (The)	4,391
29	CME Group, Inc.	3,575
23	E*TRADE Financial Corp. (a)	878
29	Franklin Resources, Inc.	1,288
31	Goldman Sachs Group, Inc. (The)	6,824
50	Intercontinental Exchange, Inc.	3,279
34	Invesco Ltd.	1,203
14	Moody’s Corp.	1,701
120	Morgan Stanley	5,332
10	Nasdaq, Inc.	684
18	Northern Trust Corp.	1,763
11	Raymond James Financial, Inc.	864
22	S&P Global, Inc.	3,162
30	State Street Corp.	2,666
20	T Rowe Price Group, Inc.	1,504

		50,998

	Consumer Finance — 0.7%
63	American Express Co.	5,313
41	Capital One Financial Corp.	3,352
32	Discover Financial Services	1,986
24	Navient Corp.	399
65	Synchrony Financial	1,930

		12,980

	Diversified Financial Services — 1.6%
160	Berkshire Hathaway, Inc., Class B (a)	27,027
27	Leucadia National Corp.	712

		27,739

	Insurance — 2.8%
33	Aflac, Inc.	2,590
31	Allstate Corp. (The)	2,708
74	American International Group, Inc.	4,619
22	Aon plc	2,927
15	Arthur J Gallagher & Co.	863
5	Assurant, Inc.	477
39	Chubb Ltd.	5,703

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Insurance — continued
13	Cincinnati Financial Corp.	912
3	Everest Re Group Ltd.	879
31	Hartford Financial Services Group, Inc. (The)	1,622
19	Lincoln National Corp.	1,273
23	Loews Corp.	1,086
43	Marsh & McLennan Cos., Inc.	3,375
91	MetLife, Inc.	4,987
23	Principal Financial Group, Inc.	1,443
49	Progressive Corp. (The)	2,152
36	Prudential Financial, Inc.	3,897
9	Torchmark Corp.	699
23	Travelers Cos., Inc. (The)	2,970
19	Unum Group	894
11	Willis Towers Watson plc	1,554
22	XL Group Ltd., (Bermuda)	962

		48,592

	Total Financials	253,695

	Health Care — 14.5%
	Biotechnology — 3.0%
134	AbbVie, Inc.	9,695
19	Alexion Pharmaceuticals, Inc. (a)	2,295
62	Amgen, Inc.	10,647
18	Biogen, Inc. (a)	4,870
66	Celgene Corp. (a)	8,519
110	Gilead Sciences, Inc.	7,770
14	Incyte Corp. (a)	1,798
6	Regeneron Pharmaceuticals, Inc. (a)	3,144
21	Vertex Pharmaceuticals, Inc. (a)	2,697

		51,435

	Health Care Equipment & Supplies — 2.9%
146	Abbott Laboratories	7,086
6	Align Technology, Inc. (a)	952
41	Baxter International, Inc.	2,481
19	Becton Dickinson and Co.	3,727
115	Boston Scientific Corp. (a)	3,189
4	Cooper Cos., Inc. (The)	983
6	CR Bard, Inc.	1,923
51	Danaher Corp.	4,330
19	DENTSPLY SIRONA, Inc.	1,249
18	Edwards Lifesciences Corp. (a)	2,084
24	Hologic, Inc. (a)	1,068
7	IDEXX Laboratories, Inc. (a)	1,195
3	Intuitive Surgical, Inc. (a)	2,894
115	Medtronic plc	10,206

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Equipment & Supplies — continued
26	Stryker Corp.	3,616
8	Varian Medical Systems, Inc. (a)	797
17	Zimmer Biomet Holdings, Inc.	2,171

		49,951

	Health Care Providers & Services — 2.8%
28	Aetna, Inc.	4,231
14	AmerisourceBergen Corp.	1,318
22	Anthem, Inc.	4,188
27	Cardinal Health, Inc.	2,068
14	Centene Corp. (a)	1,156
22	Cigna Corp.	3,600
13	DaVita, Inc. (a)	847
10	Envision Healthcare Corp. (a)	618
50	Express Scripts Holding Co. (a)	3,183
24	HCA Healthcare, Inc. (a)	2,096
7	Henry Schein, Inc. (a)	1,220
12	Humana, Inc.	2,917
9	Laboratory Corp. of America Holdings (a)	1,325
18	McKesson Corp.	2,915
7	Patterson Cos., Inc.	322
11	Quest Diagnostics, Inc.	1,278
81	UnitedHealth Group, Inc.	15,011
8	Universal Health Services, Inc., Class B	917

		49,210

	Health Care Technology — 0.1%
25	Cerner Corp. (a)	1,642

	Life Sciences Tools & Services — 0.7%
27	Agilent Technologies, Inc.	1,606
12	Illumina, Inc. (a)	2,129
2	Mettler-Toledo International, Inc. (a)	1,276
9	PerkinElmer, Inc.	630
33	Thermo Fisher Scientific, Inc.	5,734
7	Waters Corp. (a)	1,236

		12,611

	Pharmaceuticals — 5.0%
28	Allergan plc	6,859
138	Bristol-Myers Squibb Co.	7,712
82	Eli Lilly & Co.	6,713
226	Johnson & Johnson	29,938
8	Mallinckrodt plc (a)	373
230	Merck & Co., Inc.	14,727
39	Mylan NV (a)	1,503
12	Perrigo Co. plc	910
501	Pfizer, Inc.	16,840

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN EQUITY FUNDS	11

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Pharmaceuticals — continued
41	Zoetis, Inc.	2,572

		88,147

	Total Health Care	252,996

	Industrials — 10.3%
	Aerospace & Defense — 2.3%
37	Arconic, Inc.	839
47	Boeing Co. (The)	9,325
24	General Dynamics Corp.	4,720
7	L3 Technologies, Inc.	1,093
21	Lockheed Martin Corp.	5,805
15	Northrop Grumman Corp.	3,765
24	Raytheon Co.	3,949
14	Rockwell Collins, Inc.	1,433
22	Textron, Inc.	1,059
4	TransDigm Group, Inc.	1,105
63	United Technologies Corp.	7,644

		40,737

	Air Freight & Logistics — 0.7%
12	CH Robinson Worldwide, Inc.	813
15	Expeditors International of Washington, Inc.	855
21	FedEx Corp.	4,491
58	United Parcel Service, Inc., Class B	6,399

		12,558

	Airlines — 0.7%
10	Alaska Air Group, Inc.	932
41	American Airlines Group, Inc.	2,082
62	Delta Air Lines, Inc.	3,323
51	Southwest Airlines Co.	3,157
24	United Continental Holdings, Inc. (a)	1,781

		11,275

	Building Products — 0.3%
8	Allegion plc	650
13	Fortune Brands Home & Security, Inc.	843
79	Johnson Controls International plc	3,417
27	Masco Corp.	1,026

		5,936

	Commercial Services & Supplies — 0.3%
7	Cintas Corp.	914
19	Republic Services, Inc.	1,231
7	Stericycle, Inc. (a)	547
34	Waste Management, Inc.	2,505

		5,197

SHARES	SECURITY DESCRIPTION	VALUE($)

	Construction & Engineering — 0.1%
12	Fluor Corp.	538
10	Jacobs Engineering Group, Inc.	550
12	Quanta Services, Inc. (a)	409

		1,497

	Electrical Equipment — 0.6%
4	Acuity Brands, Inc.	753
19	AMETEK, Inc.	1,171
38	Eaton Corp. plc	2,925
54	Emerson Electric Co.	3,228
11	Rockwell Automation, Inc.	1,753

		9,830

	Industrial Conglomerates — 2.3%
50	3M Co.	10,452
732	General Electric Co. (k)	19,761
64	Honeywell International, Inc.	8,536
9	Roper Technologies, Inc.	1,984

		40,733

	Machinery — 1.6%
49	Caterpillar, Inc.	5,319
13	Cummins, Inc.	2,106
25	Deere & Co.	3,055
13	Dover Corp.	1,049
11	Flowserve Corp.	509
25	Fortive Corp.	1,605
26	Illinois Tool Works, Inc.	3,741
22	Ingersoll-Rand plc	1,966
30	PACCAR, Inc.	1,949
11	Parker-Hannifin Corp.	1,788
14	Pentair plc, (United Kingdom)	937
5	Snap-on, Inc.	769
13	Stanley Black & Decker, Inc.	1,809
15	Xylem, Inc.	837

		27,439

	Professional Services — 0.3%
10	Equifax, Inc.	1,388
27	IHS Markit Ltd. (a)	1,174
28	Nielsen Holdings plc	1,091
11	Robert Half International, Inc.	512
13	Verisk Analytics, Inc. (a)	1,090

		5,255

	Road & Rail — 0.9%
78	CSX Corp.	4,229
7	JB Hunt Transport Services, Inc.	659

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Road & Rail — continued
9	Kansas City Southern	932
24	Norfolk Southern Corp.	2,963
68	Union Pacific Corp.	7,388

		16,171

	Trading Companies & Distributors — 0.2%
24	Fastenal Co.	1,058
7	United Rentals, Inc. (a)	800
5	WW Grainger, Inc.	815

		2,673

	Total Industrials	179,301

	Information Technology — 22.2%
	Communications Equipment — 1.0%
420	Cisco Systems, Inc.	13,148
5	F5 Networks, Inc. (a)	690
10	Harris Corp.	1,117
32	Juniper Networks, Inc.	895
14	Motorola Solutions, Inc.	1,191

		17,041

	Electronic Equipment, Instruments & Components — 0.4%
26	Amphenol Corp., Class A	1,895
77	Corning, Inc.	2,323
11	FLIR Systems, Inc.	397
30	TE Connectivity Ltd.	2,347

		6,962

	Internet Software & Services — 4.6%
15	Akamai Technologies, Inc. (a)	723
25	Alphabet, Inc., Class A (a)	23,246
25	Alphabet, Inc., Class C (a)	22,780
85	eBay, Inc. (a)	2,953
199	Facebook, Inc., Class A (a)	29,981
7	VeriSign, Inc. (a)	690

		80,373

	IT Services — 3.8%
52	Accenture plc, Class A	6,443
5	Alliance Data Systems Corp.	1,201
38	Automatic Data Processing, Inc.	3,851
49	Cognizant Technology Solutions Corp., Class A	3,286
12	CSRA, Inc.	388
24	DXC Technology Co.	1,826
28	Fidelity National Information Services, Inc.	2,372
18	Fiserv, Inc. (a)	2,183
8	Gartner, Inc. (a)	938
13	Global Payments, Inc.	1,157

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — continued
72	International Business Machines Corp.	11,049
79	Mastercard, Inc., Class A	9,570
27	Paychex, Inc.	1,529
94	PayPal Holdings, Inc. (a)	5,037
14	Total System Services, Inc.	810
155	Visa, Inc., Class A	14,545
40	Western Union Co. (The)	754

		66,939

	Semiconductors & Semiconductor Equipment — 3.4%
65	Advanced Micro Devices, Inc. (a)	812
31	Analog Devices, Inc.	2,399
90	Applied Materials, Inc.	3,729
34	Broadcom Ltd.	7,858
396	Intel Corp.	13,348
13	KLA-Tencor Corp.	1,205
14	Lam Research Corp.	1,917
19	Microchip Technology, Inc.	1,487
87	Micron Technology, Inc. (a)	2,609
50	NVIDIA Corp.	7,226
11	Qorvo, Inc. (a)	676
124	QUALCOMM, Inc.	6,854
16	Skyworks Solutions, Inc.	1,488
84	Texas Instruments, Inc.	6,439
21	Xilinx, Inc.	1,340

		59,387

	Software — 4.9%
58	Activision Blizzard, Inc.	3,353
42	Adobe Systems, Inc. (a)	5,878
7	ANSYS, Inc. (a)	874
16	Autodesk, Inc. (a)	1,643
26	CA, Inc.	907
13	Citrix Systems, Inc. (a)	1,011
26	Electronic Arts, Inc. (a)	2,753
20	Intuit, Inc.	2,716
649	Microsoft Corp.	44,707
252	Oracle Corp.	12,652
15	Red Hat, Inc. (a)	1,430
56	salesforce.com, Inc. (a)	4,865
51	Symantec Corp.	1,444
13	Synopsys, Inc. (a)	920

		85,153

	Technology Hardware, Storage & Peripherals — 4.1%
438	Apple, Inc.	63,082
140	Hewlett Packard Enterprise Co.	2,320

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN EQUITY FUNDS	13

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Technology Hardware, Storage & Peripherals — continued
141	HP, Inc.	2,472
23	NetApp, Inc.	912
25	Seagate Technology plc	967
24	Western Digital Corp.	2,168
18	Xerox Corp.	514

		72,435

	Total Information Technology	388,290

	Materials — 2.8%
	Chemicals — 2.1%
18	Air Products & Chemicals, Inc.	2,617
9	Albemarle Corp.	982
20	CF Industries Holdings, Inc.	547
94	Dow Chemical Co. (The)	5,955
12	Eastman Chemical Co.	1,029
22	Ecolab, Inc.	2,911
73	EI du Pont de Nemours & Co.	5,879
11	FMC Corp.	822
7	International Flavors & Fragrances, Inc.	895
28	LyondellBasell Industries NV, Class A	2,342
37	Monsanto Co.	4,363
29	Mosaic Co. (The)	673
22	PPG Industries, Inc.	2,367
24	Praxair, Inc.	3,183
7	Sherwin-Williams Co. (The)	2,389

		36,954

	Construction Materials — 0.1%
5	Martin Marietta Materials, Inc.	1,171
11	Vulcan Materials Co.	1,406

		2,577

	Containers & Packaging — 0.3%
7	Avery Dennison Corp.	657
29	Ball Corp.	1,242
35	International Paper Co.	1,964
16	Sealed Air Corp.	736
21	WestRock Co.	1,195

		5,794

	Metals & Mining — 0.3%
112	Freeport-McMoRan, Inc. (a)	1,343
45	Newmont Mining Corp.	1,451
27	Nucor Corp.	1,551

		4,345

	Total Materials	49,670

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate — 2.9%
	Equity Real Estate Investment Trusts (REITs) — 2.9%
8	Alexandria Real Estate Equities, Inc.	922
36	American Tower Corp.	4,724
13	Apartment Investment & Management Co., Class A	567
12	AvalonBay Communities, Inc.	2,224
13	Boston Properties, Inc.	1,590
31	Crown Castle International Corp.	3,081
13	Digital Realty Trust, Inc.	1,516
7	Equinix, Inc.	2,809
31	Equity Residential	2,030
6	Essex Property Trust, Inc.	1,418
11	Extra Space Storage, Inc.	825
6	Federal Realty Investment Trust	767
49	GGP, Inc.	1,154
39	HCP, Inc.	1,258
62	Host Hotels & Resorts, Inc.	1,135
21	Iron Mountain, Inc.	709
36	Kimco Realty Corp.	656
10	Macerich Co. (The)	581
10	Mid-America Apartment Communities, Inc.	1,006
45	Prologis, Inc.	2,612
13	Public Storage	2,619
23	Realty Income Corp.	1,266
12	Regency Centers Corp.	770
26	Simon Property Group, Inc.	4,243
9	SL Green Realty Corp.	905
22	UDR, Inc.	875
30	Ventas, Inc.	2,071
14	Vornado Realty Trust	1,359
31	Welltower, Inc.	2,303
63	Weyerhaeuser Co.	2,114

		50,109

	Real Estate Management & Development — 0.0% (g)
25	CBRE Group, Inc., Class A (a)	920

	Total Real Estate	51,029

	Telecommunication Services — 2.1%
	Diversified Telecommunication Services — 2.1%
516	AT&T, Inc.	19,487
46	CenturyLink, Inc.	1,101
25	Level 3 Communications, Inc. (a)	1,459
343	Verizon Communications, Inc.	15,305

	Total Telecommunication Services	37,352

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Utilities — 3.2%
	Electric Utilities — 2.0%
19	Alliant Energy Corp.	769
41	American Electric Power Co., Inc.	2,870
59	Duke Energy Corp.	4,915
27	Edison International	2,140
15	Entergy Corp.	1,157
27	Eversource Energy	1,616
78	Exelon Corp.	2,806
37	FirstEnergy Corp.	1,087
39	NextEra Energy, Inc.	5,511
43	PG&E Corp.	2,847
9	Pinnacle West Capital Corp.	798
57	PPL Corp.	2,219
84	Southern Co. (The)	4,001
43	Xcel Energy, Inc.	1,957

		34,693

	Independent Power and Renewable Electricity Producers — 0.1%
55	AES Corp.	616
27	NRG Energy, Inc.	458

		1,074

	Multi-Utilities — 1.0%
20	Ameren Corp.	1,114
36	CenterPoint Energy, Inc.	991
24	CMS Energy Corp.	1,090
26	Consolidated Edison, Inc.	2,074
53	Dominion Energy, Inc.	4,049
15	DTE Energy Co.	1,594
27	NiSource, Inc.	689
42	Public Service Enterprise Group, Inc.	1,828
12	SCANA Corp.	805

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — continued
21	Sempra Energy	2,376
27	WEC Energy Group, Inc.	1,627

		18,237

	Water Utilities — 0.1%
15	American Water Works Co., Inc.	1,167

	Total Utilities	55,171

	Total Common Stocks (Cost $542,702)	1,744,935

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Consumer Staples — 0.0% (g)
	Food & Staples Retailing — 0.0% (g)
25	Safeway, Inc. Casa Ley CVR, expiring 01/30/18 (a)	1
25	Safeway, Inc. PDC CVR (a)	1

	Total Rights (Cost $—)	2

SHARES
Short-Term Investment — 0.4%
	Investment Company — 0.4%
6,258	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $6,258)	6,258

	Total Investments — 100.1% (Cost $548,960)	1,751,195
	Liabilities in Excess of Other Assets — (0.1)%	(1,765)

	NET ASSETS — 100.0%	$1,749,430

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
62	E-mini S&P 500 Index	09/15/17	USD	$7,505	$(21)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN EQUITY FUNDS	15

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.9%
	Consumer Discretionary — 11.5%
	Auto Components — 1.1%
33	American Axle & Manufacturing Holdings, Inc. (a)	520
32	Cooper-Standard Holdings, Inc. (a)	3,258
205	Dana, Inc.	4,569
22	LCI Industries	2,273
11	Standard Motor Products, Inc.	595
9	Superior Industries International, Inc.	191

		11,406

	Automobiles — 0.3%
28	Thor Industries, Inc.	2,878
13	Winnebago Industries, Inc.	445

		3,323

	Distributors — 0.0% (g)
7	Core-Mark Holding Co., Inc.	222

	Diversified Consumer Services — 0.4%
24	Adtalem Global Education, Inc.	918
6	Capella Education Co.	528
2	Graham Holdings Co., Class B	1,139
6	Sotheby’s (a)	333
5	Strayer Education, Inc.	429

		3,347

	Hotels, Restaurants & Leisure — 2.0%
9	BJ’s Restaurants, Inc. (a)	335
8	Bob Evans Farms, Inc.	539
65	Brinker International, Inc.	2,468
8	Buffalo Wild Wings, Inc. (a)	1,026
35	Cheesecake Factory, Inc. (The)	1,771
12	Cracker Barrel Old Country Store, Inc.	2,044
7	DineEquity, Inc.	326
20	Domino’s Pizza, Inc.	4,273
15	Jack in the Box, Inc.	1,458
9	Panera Bread Co., Class A (a)	2,895
10	Papa John’s International, Inc.	703
12	Ruth’s Hospitality Group, Inc.	259
19	Scientific Games Corp., Class A (a)	498
25	Texas Roadhouse, Inc.	1,256
23	Wendy’s Co. (The)	349

		20,200

	Household Durables — 2.2%
27	Helen of Troy Ltd. (a)	2,511
171	KB Home	4,096
97	La-Z-Boy, Inc.	3,146
2	NVR, Inc. (a)	3,830

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Durables — continued
5	Tempur Sealy International, Inc. (a)	246
131	Toll Brothers, Inc.	5,180
38	TopBuild Corp. (a)	2,038
21	Tupperware Brands Corp.	1,479

		22,526

	Internet & Direct Marketing Retail — 0.1%
8	FTD Cos., Inc. (a)	162
13	HSN, Inc.	402
10	Nutrisystem, Inc.	505

		1,069

	Leisure Products — 0.7%
38	Brunswick Corp.	2,384
243	Callaway Golf Co.	3,109
9	Polaris Industries, Inc.	791
25	Vista Outdoor, Inc. (a)	563

		6,847

	Media — 1.2%
35	AMC Networks, Inc., Class A (a)	1,875
2	Cable One, Inc.	1,457
30	Cinemark Holdings, Inc.	1,169
49	Gannett Co., Inc.	428
37	John Wiley & Sons, Inc., Class A	1,947
93	Live Nation Entertainment, Inc. (a)	3,247
15	Meredith Corp.	877
11	Scholastic Corp.	475
43	Time, Inc.	621

		12,096

	Multiline Retail — 0.2%
24	Big Lots, Inc.	1,141
129	JC Penney Co., Inc. (a)	600

		1,741

	Specialty Retail — 2.4%
115	Aaron’s, Inc.	4,479
69	American Eagle Outfitters, Inc.	827
49	Caleres, Inc.	1,370
31	Cato Corp. (The), Class A	538
89	Chico’s FAS, Inc.	835
32	Children’s Place, Inc. (The)	3,240
43	Dick’s Sporting Goods, Inc.	1,709
30	Express, Inc. (a)	205
21	Finish Line, Inc. (The), Class A	293
14	Francesca’s Holdings Corp. (a)	153
43	GameStop Corp., Class A	933

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Specialty Retail — continued
39	Group 1 Automotive, Inc.	2,485
7	Haverty Furniture Cos., Inc.	177
24	Lithia Motors, Inc., Class A	2,226
15	Murphy USA, Inc. (a)	1,104
445	Office Depot, Inc.	2,508
21	Select Comfort Corp. (a)	738
45	Tailored Brands, Inc.	498

		24,318

	Textiles, Apparel & Luxury Goods — 0.9%
29	Carter’s, Inc.	2,588
11	Deckers Outdoor Corp. (a)	771
20	Iconix Brand Group, Inc. (a)	140
39	Kate Spade & Co. (a)	727
6	Oxford Industries, Inc.	350
41	Perry Ellis International, Inc. (a)	806
58	Skechers USA, Inc., Class A (a)	1,698
23	Steven Madden Ltd. (a)	932
36	Wolverine World Wide, Inc.	1,017

		9,029

	Total Consumer Discretionary	116,124

	Consumer Staples — 3.2%
	Food & Staples Retailing — 0.4%
7	Casey’s General Stores, Inc.	735
70	SpartanNash Co.	1,816
9	Sprouts Farmers Market, Inc. (a)	193
189	SUPERVALU, Inc. (a)	621
22	United Natural Foods, Inc. (a)	811

		4,176

	Food Products — 2.2%
28	B&G Foods, Inc.	985
66	Darling Ingredients, Inc. (a)	1,045
144	Dean Foods Co.	2,450
75	Flowers Foods, Inc.	1,305
29	Hain Celestial Group, Inc. (The) (a)	1,117
59	Ingredion, Inc.	7,053
6	J&J Snack Foods Corp.	752
57	Lamb Weston Holdings, Inc.	2,493
47	Post Holdings, Inc. (a)	3,681
8	Sanderson Farms, Inc.	939
13	Seneca Foods Corp., Class A (a)	393

		22,213

	Household Products — 0.4%
17	Central Garden & Pet Co. (a)	534
85	Central Garden & Pet Co., Class A (a)	2,549

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Products — continued
26	Energizer Holdings, Inc.	1,240

		4,323

	Personal Products — 0.1%
196	Avon Products, Inc. (a)	744
6	Medifast, Inc.	230

		974

	Tobacco — 0.1%
9	Universal Corp.	582

	Total Consumer Staples	32,268

	Energy — 2.8%
	Energy Equipment & Services — 1.1%
148	Archrock, Inc.	1,690
115	Ensco plc, Class A	595
39	Exterran Corp. (a)	1,032
46	Gulf Island Fabrication, Inc.	533
36	Helix Energy Solutions Group, Inc. (a)	206
226	McDermott International, Inc. (a)	1,619
39	Newpark Resources, Inc. (a)	286
98	Noble Corp. plc	356
19	Oil States International, Inc. (a)	518
61	Patterson-UTI Energy, Inc.	1,237
31	Pioneer Energy Services Corp. (a)	64
50	Rowan Cos. plc, Class A (a)	515
67	Superior Energy Services, Inc. (a)	695
24	Unit Corp. (a)	442
32	US Silica Holdings, Inc.	1,125

		10,913

	Oil, Gas & Consumable Fuels — 1.7%
18	Bill Barrett Corp. (a)	56
5	Contango Oil & Gas Co. (a)	36
152	Denbury Resources, Inc. (a)	233
40	Energen Corp. (a)	1,955
15	Green Plains, Inc.	317
64	Gulfport Energy Corp. (a)	938
131	HollyFrontier Corp.	3,587
44	PBF Energy, Inc., Class A	988
24	PDC Energy, Inc. (a)	1,030
101	QEP Resources, Inc. (a)	1,018
3	REX American Resources Corp. (a)	280
42	SM Energy Co.	686
213	Southwestern Energy Co. (a)	1,293
73	SRC Energy, Inc. (a)	492
63	World Fuel Services Corp.	2,421

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN EQUITY FUNDS	17

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
220	WPX Energy, Inc. (a)	2,125

		17,455

	Total Energy	28,368

	Financials — 16.1%
	Banks — 8.1%
14	Ameris Bancorp	651
133	Associated Banc-Corp.	3,364
45	BancorpSouth, Inc.	1,371
27	Bank of Hawaii Corp.	2,251
23	Bank of the Ozarks, Inc.	1,070
7	Banner Corp.	392
32	Boston Private Financial Holdings, Inc.	491
30	Brookline Bancorp, Inc.	441
33	Cathay General Bancorp	1,257
26	Columbia Banking System, Inc.	1,042
2	Commerce Bancshares, Inc.	119
14	Community Bank System, Inc.	773
24	Cullen/Frost Bankers, Inc.	2,282
126	East West Bancorp, Inc.	7,407
21	First Financial Bancorp	571
84	First Horizon National Corp.	1,460
154	First Midwest Bancorp, Inc.	3,583
86	Fulton Financial Corp.	1,627
90	Hancock Holding Co.	4,405
58	Hanmi Financial Corp.	1,658
35	Home BancShares, Inc.	867
48	Hope Bancorp, Inc.	887
12	Independent Bank Corp.	812
16	LegacyTexas Financial Group, Inc.	591
23	MB Financial, Inc.	993
14	NBT Bancorp, Inc.	529
97	PacWest Bancorp	4,512
14	Pinnacle Financial Partners, Inc.	876
18	Signature Bank (a)	2,641
13	Simmons First National Corp., Class A	704
176	Sterling Bancorp	4,080
25	SVB Financial Group (a)	4,307
128	Synovus Financial Corp.	5,654
247	TCF Financial Corp.	3,929
54	Texas Capital Bancshares, Inc. (a)	4,164
27	Trustmark Corp.	859
15	UMB Financial Corp.	1,153
124	Umpqua Holdings Corp.	2,284
142	United Community Banks, Inc.	3,961
22	Wintrust Financial Corp.	1,699

		81,717

SHARES	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — 2.4%
11	Donnelley Financial Solutions, Inc. (a)	252
38	Eaton Vance Corp.	1,803
45	Evercore Partners, Inc., Class A	3,152
17	FactSet Research Systems, Inc.	2,792
7	INTL. FCStone, Inc. (a)	264
40	Investment Technology Group, Inc.	858
26	Janus Henderson Group plc, (United Kingdom) (a)	870
37	Legg Mason, Inc.	1,404
15	MarketAxess Holdings, Inc.	2,936
39	MSCI, Inc.	4,037
6	Piper Jaffray Cos.	360
65	SEI Investments Co.	3,477
59	Stifel Financial Corp. (a)	2,696

		24,901

	Consumer Finance — 0.8%
47	FirstCash, Inc.	2,711
86	Green Dot Corp., Class A (a)	3,298
184	SLM Corp. (a)	2,112

		8,121

	Insurance — 3.8%
6	Alleghany Corp. (a)	3,368
59	American Financial Group, Inc.	5,840
66	Aspen Insurance Holdings Ltd., (Bermuda)	3,287
37	Brown & Brown, Inc.	1,573
73	CNO Financial Group, Inc.	1,520
45	First American Financial Corp.	2,020
55	Hanover Insurance Group, Inc. (The)	4,886
28	Maiden Holdings Ltd.	315
6	Navigators Group, Inc. (The)	318
211	Old Republic International Corp.	4,117
52	Reinsurance Group of America, Inc.	6,664
6	Safety Insurance Group, Inc.	376
22	Selective Insurance Group, Inc.	1,120
9	United Fire Group, Inc.	405
12	Universal Insurance Holdings, Inc.	307
37	WR Berkley Corp.	2,544

		38,660

	Office — 0.6%
75	Douglas Emmett, Inc.	2,866
38	Kilroy Realty Corp.	2,882

		5,748

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Thrifts & Mortgage Finance — 0.4%
18	BofI Holding, Inc. (a)	422
31	Dime Community Bancshares, Inc.	608
34	New York Community Bancorp, Inc.	452
22	Provident Financial Services, Inc.	548
179	TrustCo Bank Corp.	1,387
12	Walker & Dunlop, Inc. (a)	591

		4,008

	Total Financials	163,155

	Health Care — 11.0%
	Biotechnology — 1.6%
58	Acorda Therapeutics, Inc. (a)	1,141
47	AMAG Pharmaceuticals, Inc. (a)	868
46	Bioverativ, Inc. (a)	2,780
7	Emergent BioSolutions, Inc. (a)	248
228	Momenta Pharmaceuticals, Inc. (a)	3,846
55	United Therapeutics Corp. (a)	7,093

		15,976

	Health Care Equipment & Supplies — 4.0%
7	ABIOMED, Inc. (a)	1,060
32	Align Technology, Inc. (a)	4,789
44	AngioDynamics, Inc. (a)	720
11	CryoLife, Inc. (a)	215
23	Haemonetics Corp. (a)	892
67	Halyard Health, Inc. (a)	2,628
67	Hill-Rom Holdings, Inc.	5,350
3	Inogen, Inc. (a)	248
64	Integer Holdings Corp. (a)	2,772
144	Invacare Corp.	1,896
19	LivaNova plc (a)	1,145
47	Masimo Corp. (a)	4,249
14	Natus Medical, Inc. (a)	537
20	NuVasive, Inc. (a)	1,569
24	OraSure Technologies, Inc. (a)	406
58	ResMed, Inc.	4,493
37	STERIS plc	2,983
18	Teleflex, Inc.	3,698
16	Varex Imaging Corp. (a)	548
3	West Pharmaceutical Services, Inc.	312

		40,510

	Health Care Providers & Services — 3.3%
20	AMN Healthcare Services, Inc. (a)	799
13	BioTelemetry, Inc. (a)	431
46	Community Health Systems, Inc. (a)	457
38	HealthSouth Corp.	1,815

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — continued
31	Kindred Healthcare, Inc.	358
18	LifePoint Health, Inc. (a)	1,182
40	Magellan Health, Inc. (a)	2,906
38	MEDNAX, Inc. (a)	2,281
38	Molina Healthcare, Inc. (a)	2,615
98	Owens & Minor, Inc.	3,161
63	PharMerica Corp. (a)	1,651
154	Select Medical Holdings Corp. (a)	2,370
67	VCA, Inc. (a)	6,191
41	WellCare Health Plans, Inc. (a)	7,362

		33,579

	Health Care Technology — 0.3%
174	Allscripts Healthcare Solutions, Inc. (a)	2,220
37	HMS Holdings Corp. (a)	692
22	Quality Systems, Inc. (a)	372

		3,284

	Life Sciences Tools & Services — 0.8%
12	Albany Molecular Research, Inc. (a)	249
9	Bio-Rad Laboratories, Inc., Class A (a)	1,991
13	Cambrex Corp. (a)	783
23	Charles River Laboratories International, Inc. (a)	2,327
15	Luminex Corp.	317
23	PAREXEL International Corp. (a)	2,028

		7,695

	Pharmaceuticals — 1.0%
82	Amphastar Pharmaceuticals, Inc. (a)	1,456
53	Catalent, Inc. (a)	1,860
20	Depomed, Inc. (a)	211
224	Impax Laboratories, Inc. (a)	3,608
61	Medicines Co. (The) (a)	2,307
20	Prestige Brands Holdings, Inc. (a)	1,071

		10,513

	Total Health Care	111,557

	Industrials — 16.3%
	Aerospace & Defense — 1.4%
26	Aerojet Rocketdyne Holdings, Inc. (a)	535
18	Curtiss-Wright Corp.	1,670
8	Engility Holdings, Inc. (a)	226
37	Huntington Ingalls Industries, Inc.	6,936
24	Moog, Inc., Class A (a)	1,727
25	Orbital ATK, Inc.	2,459
19	Triumph Group, Inc.	610

		14,163

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN EQUITY FUNDS	19

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Air Freight & Logistics — 0.3%
74	Hub Group, Inc., Class A (a)	2,855

	Airlines — 0.7%
5	Allegiant Travel Co.	732
23	Hawaiian Holdings, Inc. (a)	1,061
178	JetBlue Airways Corp. (a)	4,053
32	SkyWest, Inc.	1,109

		6,955

	Building Products — 1.3%
6	American Woodmark Corp. (a)	573
104	AO Smith Corp.	5,870
13	Gibraltar Industries, Inc. (a)	470
22	Lennox International, Inc.	3,959
28	Universal Forest Products, Inc.	2,435

		13,307

	Commercial Services & Supplies — 2.2%
23	ABM Industries, Inc.	963
63	Brink’s Co. (The)	4,234
82	Copart, Inc. (a)	2,600
85	Essendant, Inc.	1,264
24	Herman Miller, Inc.	735
17	HNI Corp.	685
27	Interface, Inc.	532
88	LSC Communications, Inc.	1,879
14	Matthews International Corp., Class A	827
13	MSA Safety, Inc.	1,031
75	Pitney Bowes, Inc.	1,135
80	RR Donnelley & Sons Co.	1,008
71	Tetra Tech, Inc.	3,266
51	Viad Corp.	2,417

		22,576

	Construction & Engineering — 1.8%
126	AECOM (a)	4,073
92	Aegion Corp. (a)	2,022
15	Comfort Systems USA, Inc.	543
13	Dycom Industries, Inc. (a)	1,173
57	EMCOR Group, Inc.	3,731
165	KBR, Inc.	2,513
76	MYR Group, Inc. (a)	2,357
10	Orion Group Holdings, Inc. (a)	77
9	Valmont Industries, Inc.	1,361

		17,850

	Electrical Equipment — 1.3%
59	EnerSys	4,283
123	General Cable Corp.	2,013

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — continued
22	Hubbell, Inc.	2,454
5	Powell Industries, Inc.	154
56	Regal Beloit Corp.	4,554

		13,458

	Industrial Conglomerates — 0.3%
27	Carlisle Cos., Inc.	2,598
14	Raven Industries, Inc.	456

		3,054

	Machinery — 4.0%
34	AGCO Corp.	2,259
4	Alamo Group, Inc.	318
75	Barnes Group, Inc.	4,402
17	Briggs & Stratton Corp.	412
64	Crane Co.	5,106
25	Federal Signal Corp.	427
60	Greenbrier Cos., Inc. (The)	2,766
36	Harsco Corp. (a)	576
26	IDEX Corp.	2,916
85	ITT, Inc.	3,404
31	Kennametal, Inc.	1,175
11	Lincoln Electric Holdings, Inc.	1,050
6	Lydall, Inc. (a)	331
23	Mueller Industries, Inc.	713
31	Oshkosh Corp.	2,128
15	SPX Corp. (a)	390
16	SPX FLOW, Inc. (a)	597
5	Standex International Corp.	481
76	Terex Corp.	2,849
32	Timken Co. (The)	1,492
45	Toro Co. (The)	3,125
63	Trinity Industries, Inc.	1,754
23	Wabash National Corp.	510
8	Wabtec Corp.	762
4	Watts Water Technologies, Inc., Class A	284

		40,227

	Professional Services — 1.7%
19	FTI Consulting, Inc. (a)	660
86	Heidrick & Struggles International, Inc.	1,877
40	Insperity, Inc.	2,840
13	Kelly Services, Inc., Class A	296
58	ManpowerGroup, Inc.	6,463
20	Navigant Consulting, Inc. (a)	393
21	On Assignment, Inc. (a)	1,137
50	Resources Connection, Inc.	680

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Professional Services — continued
94	TrueBlue, Inc. (a)	2,485
6	WageWorks, Inc. (a)	410

		17,241

	Road & Rail — 0.5%
80	ArcBest Corp.	1,650
34	Landstar System, Inc.	2,899
9	Saia, Inc. (a)	472

		5,021

	Trading Companies & Distributors — 0.8%
17	Applied Industrial Technologies, Inc.	992
5	DXP Enterprises, Inc. (a)	186
20	MSC Industrial Direct Co., Inc., Class A	1,677
152	NOW, Inc. (a)	2,450
29	Veritiv Corp. (a)	1,305
10	Watsco, Inc.	1,619

		8,229

	Total Industrials	164,936

	Information Technology — 17.1%
	Communications Equipment — 0.7%
72	ARRIS International plc (a)	2,009
48	Ciena Corp. (a)	1,201
57	Digi International, Inc. (a)	583
14	InterDigital, Inc.	1,051
10	NETGEAR, Inc. (a)	411
18	Plantronics, Inc.	926
101	Viavi Solutions, Inc. (a)	1,068

		7,249

	Electronic Equipment, Instruments & Components — 5.8%
43	Anixter International, Inc. (a)	3,386
97	Arrow Electronics, Inc. (a)	7,587
120	Avnet, Inc.	4,679
31	Bel Fuse, Inc., Class B	766
17	Belden, Inc.	1,246
100	Benchmark Electronics, Inc. (a)	3,221
10	Coherent, Inc. (a)	2,181
5	ePlus, Inc. (a)	393
29	Insight Enterprises, Inc. (a)	1,168
16	Itron, Inc. (a)	1,084
159	Jabil, Inc.	4,653
114	Keysight Technologies, Inc. (a)	4,454
9	Littelfuse, Inc.	1,453
69	Methode Electronics, Inc.	2,853
58	Plexus Corp. (a)	3,028

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — continued
7	Rogers Corp. (a)	706
63	Sanmina Corp. (a)	2,408
5	ScanSource, Inc. (a)	201
10	SYNNEX Corp.	1,152
40	Tech Data Corp. (a)	4,070
85	Trimble, Inc. (a)	3,023
88	TTM Technologies, Inc. (a)	1,531
57	Vishay Intertechnology, Inc.	944
22	Zebra Technologies Corp., Class A (a)	2,201

		58,388

	Internet Software & Services — 0.8%
17	Blucora, Inc. (a)	362
18	comScore, Inc. (a)	467
21	j2 Global, Inc.	1,744
19	LogMeIn, Inc.	2,027
23	NIC, Inc.	438
57	QuinStreet, Inc. (a)	236
6	Stamps.com, Inc. (a)	976
35	WebMD Health Corp. (a)	2,059

		8,309

	IT Services — 3.2%
93	Broadridge Financial Solutions, Inc.	7,004
28	CACI International, Inc., Class A (a)	3,503
19	Cardtronics plc, Class A (a)	624
39	Convergys Corp.	929
36	CoreLogic, Inc. (a)	1,553
37	CSG Systems International, Inc.	1,510
70	DST Systems, Inc.	4,307
39	ExlService Holdings, Inc. (a)	2,188
97	Leidos Holdings, Inc.	4,998
10	ManTech International Corp., Class A	405
22	NeuStar, Inc., Class A (a)	727
13	Perficient, Inc. (a)	235
19	Science Applications International Corp.	1,333
85	Sykes Enterprises, Inc. (a)	2,859

		32,175

	Semiconductors & Semiconductor Equipment — 2.4%
9	Advanced Energy Industries, Inc. (a)	588
9	Cabot Microelectronics Corp.	697
26	Cirrus Logic, Inc. (a)	1,620
70	Cohu, Inc.	1,100
8	Cree, Inc. (a)	185
27	First Solar, Inc. (a)	1,061
57	Integrated Device Technology, Inc. (a)	1,473

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN EQUITY FUNDS	21

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Semiconductors & Semiconductor Equipment — continued
206	Kulicke & Soffa Industries, Inc., (Singapore) (a)	3,919
55	Microsemi Corp. (a)	2,574
4	MKS Instruments, Inc.	261
46	Nanometrics, Inc. (a)	1,174
80	Rudolph Technologies, Inc. (a)	1,830
39	Semtech Corp. (a)	1,409
15	Synaptics, Inc. (a)	760
185	Teradyne, Inc.	5,553
3	Veeco Instruments, Inc. (a)	80

		24,284

	Software — 3.7%
34	8x8, Inc. (a)	498
51	ACI Worldwide, Inc. (a)	1,130
24	ANSYS, Inc. (a)	2,884
15	Bottomline Technologies de, Inc. (a)	383
157	Cadence Design Systems, Inc. (a)	5,269
32	CDK Global, Inc.	1,998
39	CommVault Systems, Inc. (a)	2,207
15	Fair Isaac Corp.	2,043
70	Fortinet, Inc. (a)	2,609
30	Manhattan Associates, Inc. (a)	1,422
16	MicroStrategy, Inc., Class A (a)	3,115
84	Progress Software Corp.	2,610
46	PTC, Inc. (a)	2,525
10	Qualys, Inc. (a)	396
16	Synchronoss Technologies, Inc. (a)	257
94	Take-Two Interactive Software, Inc. (a)	6,881
82	TiVo Corp.	1,526

		37,753

	Technology Hardware, Storage & Peripherals — 0.5%
116	NCR Corp. (a)	4,742

	Total Information Technology	172,900

	Materials — 7.5%
	Chemicals — 3.4%
74	A Schulman, Inc.	2,360
11	AdvanSix, Inc. (a)	344
12	American Vanguard Corp.	212
14	Ashland Global Holdings, Inc.	915
52	Cabot Corp.	2,797
90	Chemours Co. (The)	3,417
45	FutureFuel Corp.	676
4	Hawkins, Inc.	195
21	HB Fuller Co.	1,073
25	Ingevity Corp. (a)	1,435

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — continued
49	Innophos Holdings, Inc.	2,148
44	Innospec, Inc.	2,864
47	Koppers Holdings, Inc. (a)	1,699
16	Minerals Technologies, Inc.	1,160
70	Olin Corp.	2,133
35	PolyOne Corp.	1,367
17	Rayonier Advanced Materials, Inc.	261
73	RPM International, Inc.	4,009
18	Scotts Miracle-Gro Co. (The)	1,601
37	Stepan Co.	3,196
38	Valvoline, Inc.	904

		34,766

	Construction Materials — 0.2%
20	Eagle Materials, Inc.	1,839
5	US Concrete, Inc. (a)	416

		2,255

	Containers & Packaging — 1.5%
7	AptarGroup, Inc.	643
10	Bemis Co., Inc.	481
48	Greif, Inc., Class A	2,666
88	Owens-Illinois, Inc. (a)	2,093
60	Packaging Corp. of America	6,678
32	Silgan Holdings, Inc.	1,017
25	Sonoco Products Co.	1,296

		14,874

	Metals & Mining — 1.7%
137	AK Steel Holding Corp. (a)	898
8	Carpenter Technology Corp.	292
100	Commercial Metals Co.	1,942
8	Kaiser Aluminum Corp.	669
55	Reliance Steel & Aluminum Co.	4,018
9	Royal Gold, Inc.	688
129	Steel Dynamics, Inc.	4,625
28	SunCoke Energy, Inc. (a)	307
99	United States Steel Corp.	2,183
20	Worthington Industries, Inc.	981

		16,603

	Paper & Forest Products — 0.7%
52	Boise Cascade Co. (a)	1,581
13	Domtar Corp.	490
19	KapStone Paper and Packaging Corp.	386
105	Louisiana-Pacific Corp. (a)	2,522
64	Schweitzer-Mauduit International, Inc.	2,388

		7,367

	Total Materials	75,865

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Real Estate — 8.3%
	Equity Real Estate Investment Trusts (REITs) — 7.5%
15	American Assets Trust, Inc.	571
87	American Campus Communities, Inc.	4,132
60	Armada Hoffler Properties, Inc.	783
37	Camden Property Trust	3,126
60	Care Capital Properties, Inc.	1,597
21	Chesapeake Lodging Trust	521
51	CoreCivic, Inc.	1,409
15	CoreSite Realty Corp.	1,512
113	Corporate Office Properties Trust	3,971
114	Cousins Properties, Inc.	1,002
33	CyrusOne, Inc.	1,862
28	DCT Industrial Trust, Inc.	1,480
178	DiamondRock Hospitality Co.	1,949
128	Duke Realty Corp.	3,566
19	EPR Properties	1,367
48	First Industrial Realty Trust, Inc.	1,365
29	Franklin Street Properties Corp.	323
132	GEO Group, Inc. (The)	3,908
11	Getty Realty Corp.	270
16	Government Properties Income Trust	285
24	Healthcare Realty Trust, Inc.	803
76	Highwoods Properties, Inc.	3,829
145	Hospitality Properties Trust	4,219
85	Kite Realty Group Trust	1,604
46	Liberty Property Trust	1,880
12	Life Storage, Inc.	925
108	Mack-Cali Realty Corp.	2,936
78	Medical Properties Trust, Inc.	1,000
16	Potlatch Corp.	736
31	PS Business Parks, Inc.	4,059
134	Rayonier, Inc.	3,841
40	Retail Opportunity Investments Corp.	762
5	Saul Centers, Inc.	277
181	Senior Housing Properties Trust	3,710
233	Summit Hotel Properties, Inc.	4,340
19	Tanger Factory Outlet Centers, Inc.	491
8	Taubman Centers, Inc.	499
102	Uniti Group, Inc.	2,554
203	Washington Prime Group, Inc.	1,702
19	Weingarten Realty Investors	565

		75,731

	Real Estate Management & Development — 0.8%
19	Alexander & Baldwin, Inc.	796
13	Forestar Group, Inc. (a)	221

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Management & Development — continued
46	HFF, Inc., Class A	1,591
38	Jones Lang LaSalle, Inc.	4,705
7	RE/MAX Holdings, Inc., Class A	398

		7,711

	Total Real Estate	83,442

	Telecommunication Services — 0.4%
	Diversified Telecommunication Services — 0.0% (g)
4	ATN International, Inc.	301

	Wireless Telecommunication Services — 0.4%
37	Spok Holdings, Inc.	655
110	Telephone & Data Systems, Inc.	3,050

		3,705

	Total Telecommunication Services	4,006

	Utilities — 4.7%
	Electric Utilities — 1.9%
31	ALLETE, Inc.	2,251
34	El Paso Electric Co.	1,778
122	Great Plains Energy, Inc.	3,569
80	Hawaiian Electric Industries, Inc.	2,587
36	IDACORP, Inc.	3,078
157	OGE Energy Corp.	5,452
11	Westar Energy, Inc.	583

		19,298

	Gas Utilities — 1.8%
84	Atmos Energy Corp.	6,965
18	National Fuel Gas Co.	996
5	New Jersey Resources Corp.	196
21	Southwest Gas Holdings, Inc.	1,516
3	Spire, Inc.	174
153	UGI Corp.	7,420
4	WGL Holdings, Inc.	300

		17,567

	Multi-Utilities — 0.9%
37	Avista Corp.	1,555
83	MDU Resources Group, Inc.	2,167
18	NorthWestern Corp.	1,119
77	Vectren Corp.	4,522

		9,363

	Water Utilities — 0.1%
16	American States Water Co.	742

	Total Utilities	46,970

	Total Common Stocks (Cost $689,898)	999,591

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN EQUITY FUNDS	23

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands, except number of Futures contracts)

NUMBER OF RIGHTS	SECURITY DESCRIPTION	VALUE($)
Rights — 0.0% (g)
	Information Technology — 0.0% (g)
	Electronic Equipment, Instruments & Components — 0.0% (g)
18	Gerber Scientific, Inc. (a) (Cost $—)	—	(h)

SHARES
Short-Term Investment — 2.3%
	Investment Company — 2.3%
23,239	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $23,239)	23,239

	Total Investments — 101.2% (Cost $713,137)	1,022,830
	Liabilities in Excess of Other Assets — (1.2)%	(11,682)

	NET ASSETS — 100.0%	$1,011,148

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
50	E-mini Russell 2000	09/15/17	USD	$3,536	$(5)
62	E-mini S&P MidCap 400	09/15/17	USD	10,826	(53)

					$(58)

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2017

J.P. Morgan Equity Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

CVR	— Contingent Value Rights
PDC	— Property Development Center
USD	— United States Dollar
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500.
(k)	— All or portion of this security is deposited with the broker as initial margin for future contracts.
(l)	— The rate shown is the current yield as of June 30, 2017.
(q)	— Investment in affiliate which is a security in the Fund’s index.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN EQUITY FUNDS	25

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2017

(Amounts in thousands, except per share amounts)

	Equity Index Fund	Market Expansion Enhanced Index Fund
ASSETS:
Investments in non-affiliates, at value	$1,717,657	$999,591
Investments in affiliates, at value	33,538	23,239

Total investment securities, at value	1,751,195	1,022,830
Cash	4	—	(a)
Deposits at broker for futures contracts	—	1,127
Receivables:
Investment securities sold	—	5,846
Fund shares sold	1,677	1,157
Dividends from non-affiliates	1,742	890
Dividends from affiliates	6	16
Variation margin on futures contracts	3	4
Due from adviser	5	—

Total Assets	1,754,632	1,031,870

LIABILITIES:
Payables:
Investment securities purchased	738	11,303
Fund shares redeemed	3,865	9,045
Accrued liabilities:
Investment advisory fees	—	14
Distribution fees	176	66
Service fees	188	191
Custodian and accounting fees	11	11
Trustees’ and Chief Compliance Officer’s fees	—	—	(a)
Other	224	92

Total Liabilities	5,202	20,722

Net Assets	$1,749,430	$1,011,148

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2017

	Equity Index Fund	Market Expansion Enhanced Index Fund
NET ASSETS:
Paid-in-Capital	$559,446	$636,765
Accumulated undistributed (distributions in excess of) net investment income	848	2,811
Accumulated net realized gains (losses)	(13,078)	61,937
Net unrealized appreciation (depreciation)	1,202,214	309,635

Total Net Assets	$1,749,430	$1,011,148

Net Assets:
Class A	$580,645	$162,853
Class C	89,681	37,529
Class I (formerly Select Class)	740,340	788,063
Class R2	—	22,703
Class R6	338,764	—

Total	$1,749,430	$1,011,148

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	15,523	14,133
Class C	2,419	3,809
Class I (formerly Select Class)	19,772	67,607
Class R2	—	1,998
Class R6	9,048	—

Net Asset Value (a):
Class A — Redemption price per share	$37.41	$11.52
Class C — Offering price per share (b)	37.08	9.85
Class I (formerly Select Class) — Offering and redemption price per share	37.44	11.66
Class R2 — Offering and redemption price per share	—	11.36
Class R6 — Offering and redemption price per share	37.44	—
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$39.48	$12.16

Cost of investments in non-affiliates	$535,733	$689,898
Cost of investments in affiliates	13,227	23,239

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN EQUITY FUNDS	27

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2017

(Amounts in thousands)

	Equity Index Fund	Market Expansion Enhanced Index Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$— (a)
Interest income from affiliates	2	3
Dividend income from non-affiliates	34,205	14,849
Dividend income from affiliates	620	112

Total investment income	34,827	14,964

EXPENSES:
Investment advisory fees	1,207	2,490
Administration fees	1,349	815
Distribution fees:
Class A	1,479	315
Class C	683	236
Class R2	—	77
Service fees:
Class A	1,479	315
Class C	227	79
Class I (formerly Select Class)	1,981	2,058
Class R2	—	38
Custodian and accounting fees	86	36
Interest expense to affiliates	5	—
Professional fees	60	54
Trustees’ and Chief Compliance Officer’s fees	29	28
Printing and mailing costs	116	68
Registration and filing fees	86	79
Transfer agency fees (See Note 2.E.)	275	54
Sub-transfer agency fees (See Note 2.E.)	546	199
Other	33	22

Total expenses	9,641	6,963

Less fees waived	(4,285)	(2,580)
Less expense reimbursements	(29)	(7)

Net expenses	5,327	4,376

Net investment income (loss)	29,500	10,588

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	56,330	78,101
Investments in affiliates	1,081	—
Futures	890	5,209

Net realized gain (loss)	58,301	83,310

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	179,590	83,276
Investments in affiliates	8,168	—
Futures	(120)	(267)

Change in net unrealized appreciation/depreciation	187,638	83,009

Net realized/unrealized gains (losses)	245,939	166,319

Change in net assets resulting from operations	$275,439	$176,907

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2017

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Equity Index Fund		Market Expansion Enhanced Index Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$29,500	$32,669	$10,588	$11,007
Net realized gain (loss)	58,301	264,487	83,310	98,721
Change in net unrealized appreciation/depreciation	187,638	(252,514)	83,009	(139,614)

Change in net assets resulting from operations	275,439	44,642	176,907	(29,886)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(9,630)	(11,254)	(747)	(779)
From net realized gains	(50,124)	(93,301)	(9,476)	(17,264)
Class C
From net investment income	(901)	(998)	(129)	(66)
From net realized gains	(7,682)	(13,966)	(3,120)	(4,521)
Class I (formerly Select Class)
From net investment income	(14,603)	(18,999)	(7,073)	(9,512)
From net realized gains	(65,912)	(137,624)	(74,429)	(180,035)
Class R2
From net investment income	—	—	(77)	(62)
From net realized gains	—	—	(1,167)	(1,808)
Class R6 (a)
From net investment income	(4,127)	—	—	—
From net realized gains	(20,272)	—	—	—

Total distributions to shareholders	(173,251)	(276,142)	(96,218)	(214,047)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	139,860	(154,024)	(4,899)	(168,034)

NET ASSETS:
Change in net assets	242,048	(385,524)	75,790	(411,967)
Beginning of period	1,507,382	1,892,906	935,358	1,347,325

End of period	$1,749,430	$1,507,382	$1,011,148	$935,358

Accumulated undistributed (distributions in excess of) net investment income	$848	$1,108	$2,811	$462

(a)	Commencement of offering of class of shares effective September 1, 2016 for Equity Index Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN EQUITY FUNDS	29

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Index Fund		Market Expansion Enhanced Index Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$87,696	$104,909	$104,426	$22,263
Distributions reinvested	59,202	103,545	9,108	14,941
Cost of shares redeemed	(200,298)	(214,499)	(59,090)	(29,714)

Change in net assets resulting from Class A capital transactions	$(53,400)	$(6,045)	$54,444	$7,490

Class C
Proceeds from shares issued	$24,354	$29,257	$20,627	$7,199
Distributions reinvested	6,658	11,459	2,957	3,945
Cost of shares redeemed	(35,729)	(28,073)	(12,094)	(5,823)

Change in net assets resulting from Class C capital transactions	$(4,717)	$12,643	$11,490	$5,321

Class I (formerly Select Class)
Proceeds from shares issued	$212,874	$185,825	$169,115	$104,489
Distributions reinvested	67,647	127,967	72,072	122,247
Cost of shares redeemed	(408,621)	(474,414)	(322,041)	(411,024)

Change in net assets resulting from Class I capital transactions	$(128,100)	$(160,622)	$(80,854)	$(184,288)

Class R2
Proceeds from shares issued	$—	$—	$13,272	$5,044
Distributions reinvested	—	—	1,031	1,499
Cost of shares redeemed	—	—	(4,282)	(3,100)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$10,021	$3,443

Class R6 (a)
Proceeds from shares issued	$327,166	$—	$—	$—
Distributions reinvested	22,758	—	—	—
Cost of shares redeemed	(23,847)	—	—	—

Change in net assets resulting from Class R6 capital transactions	$326,077	$—	$—	$—

Total change in net assets resulting from capital transactions	$139,860	$(154,024)	$(4,899)	$(168,034)

(a)	Commencement of offering of class of shares effective September 1, 2016, for Equity Index Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2017

	Equity Index Fund		Market Expansion Enhanced Index Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	2,404	2,869	9,202	2,064
Reinvested	1,686	3,030	816	1,486
Redeemed	(5,502)	(5,724)	(5,223)	(2,695)

Change in Class A Shares	(1,412)	175	4,795	855

Class C
Issued	677	809	2,113	746
Reinvested	192	339	310	451
Redeemed	(990)	(782)	(1,241)	(610)

Change in Class C Shares	(121)	366	1,182	587

Class I (formerly Select Class)
Issued	5,859	5,129	14,770	9,599
Reinvested	1,922	3,737	6,391	12,030
Redeemed	(11,165)	(12,808)	(27,991)	(39,168)

Change in Class I Shares	(3,384)	(3,942)	(6,830)	(17,539)

Class R2
Issued	—	—	1,192	457
Reinvested	—	—	93	151
Redeemed	—	—	(383)	(285)

Change in Class R2 Shares	—	—	902	323

Class R6 (a)
Issued	9,051	—	—	—
Reinvested	646	—	—	—
Redeemed	(649)	—	—	—

Change in Class R6 Shares	9,048	—	—	—

(a)	Commencement of offering of class of shares effective September 1, 2016, for Equity Index Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN EQUITY FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Index Fund
Class A
Year Ended June 30, 2017	$35.36	$0.61	$5.22	$5.83	$(0.59)	$(3.19)	$(3.78)
Year Ended June 30, 2016	41.12	0.71	0.38	1.09	(0.67)	(6.18)	(6.85)
Year Ended June 30, 2015	41.94	0.68	2.11	2.79	(0.66)	(2.95)	(3.61)
Year Ended June 30, 2014	36.43	0.64	7.78	8.42	(0.63)	(2.28)	(2.91)
Year Ended June 30, 2013	30.92	0.63	5.52	6.15	(0.64)	—	(0.64)

Class C
Year Ended June 30, 2017	35.09	0.36	5.18	5.54	(0.36)	(3.19)	(3.55)
Year Ended June 30, 2016	40.86	0.43	0.38	0.81	(0.40)	(6.18)	(6.58)
Year Ended June 30, 2015	41.72	0.37	2.09	2.46	(0.37)	(2.95)	(3.32)
Year Ended June 30, 2014	36.28	0.35	7.73	8.08	(0.36)	(2.28)	(2.64)
Year Ended June 30, 2013	30.81	0.37	5.50	5.87	(0.40)	—	(0.40)

Class I (formerly Select Class)
Year Ended June 30, 2017	35.39	0.70	5.22	5.92	(0.68)	(3.19)	(3.87)
Year Ended June 30, 2016	41.14	0.81	0.38	1.19	(0.76)	(6.18)	(6.94)
Year Ended June 30, 2015	41.96	0.79	2.10	2.89	(0.76)	(2.95)	(3.71)
Year Ended June 30, 2014	36.44	0.74	7.79	8.53	(0.73)	(2.28)	(3.01)
Year Ended June 30, 2013	30.92	0.71	5.53	6.24	(0.72)	—	(0.72)

Class R6
September 1, 2016 (f) through June 30, 2017	36.73	0.58	4.05	4.63	(0.73)	(3.19)	(3.92)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$37.41	17.35%	$580,645	0.45%		1.67%	0.76%	21%
35.36	3.53	598,815	0.45		1.93	0.94	4
41.12	6.94	689,107	0.45		1.63	0.92	5
41.94	23.95	694,974	0.45		1.63	0.91	5
36.43	20.04	585,946	0.45		1.86	0.94	4

37.08	16.57	89,681	1.11		1.01	1.23	21
35.09	2.76	89,104	1.20		1.19	1.43	4
40.86	6.15	88,842	1.20		0.88	1.41	5
41.72	23.01	77,644	1.20		0.88	1.41	5
36.28	19.16	58,831	1.20		1.10	1.45	4

37.44	17.62	740,340	0.20		1.93	0.48	21
35.39	3.81	819,463	0.20		2.17	0.67	4
41.14	7.19	1,114,957	0.20		1.88	0.66	5
41.96	24.27	1,120,177	0.20		1.89	0.66	5
36.44	20.35	1,087,877	0.20		2.11	0.69	4

37.44	13.49	338,764	0.04	5	1.93	0.15	21

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN EQUITY FUNDS	33

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Market Expansion Enhanced Index Fund
Class A
Year Ended June 30, 2017	$10.64	$0.10		$1.92	$2.02	$(0.08)	$(1.06)	$(1.14)
Year Ended June 30, 2016	12.98	0.09		(0.21)	(0.12)	(0.08)	(2.14)	(2.22)
Year Ended June 30, 2015	13.85	0.10		0.72	0.82	(0.10)	(1.59)	(1.69)
Year Ended June 30, 2014	12.17	0.09	(d)	2.81	2.90	(0.08)	(1.14)	(1.22)
Year Ended June 30, 2013	10.32	0.11	(e)	2.45	2.56	(0.11)	(0.60)	(0.71)

Class C
Year Ended June 30, 2017	9.27	0.03		1.65	1.68	(0.04)	(1.06)	(1.10)
Year Ended June 30, 2016	11.62	0.01		(0.19)	(0.18)	(0.03)	(2.14)	(2.17)
Year Ended June 30, 2015	12.58	0.01		0.65	0.66	(0.03)	(1.59)	(1.62)
Year Ended June 30, 2014	11.18	—	(d)(f)	2.56	2.56	(0.02)	(1.14)	(1.16)
Year Ended June 30, 2013	9.55	0.03	(e)	2.25	2.28	(0.05)	(0.60)	(0.65)

Class I (formerly Select Class)
Year Ended June 30, 2017	10.75	0.13		1.94	2.07	(0.10)	(1.06)	(1.16)
Year Ended June 30, 2016	13.09	0.12		(0.21)	(0.09)	(0.11)	(2.14)	(2.25)
Year Ended June 30, 2015	13.94	0.13		0.74	0.87	(0.13)	(1.59)	(1.72)
Year Ended June 30, 2014	12.24	0.12	(d)	2.83	2.95	(0.11)	(1.14)	(1.25)
Year Ended June 30, 2013	10.37	0.14	(e)	2.46	2.60	(0.13)	(0.60)	(0.73)

Class R2
Year Ended June 30, 2017	10.52	0.07		1.89	1.96	(0.06)	(1.06)	(1.12)
Year Ended June 30, 2016	12.87	0.07		(0.22)	(0.15)	(0.06)	(2.14)	(2.20)
Year Ended June 30, 2015	13.74	0.07		0.72	0.79	(0.07)	(1.59)	(1.66)
Year Ended June 30, 2014	12.09	0.06	(d)	2.78	2.84	(0.05)	(1.14)	(1.19)
Year Ended June 30, 2013	10.25	0.08	(e)	2.44	2.52	(0.08)	(0.60)	(0.68)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share remained the same for Class A, Class C, Class I and Class R2 Shares and the net investment income (loss) ratio would have been 0.65%, (0.03)%, 0.90% and 0.42% for Class A, Class C, Class I and Class R2 Shares respectively.
(e)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.09, $0.01, $0.12 and $0.06 for Class A, Class C, Class I and Class R2 Shares, respectively, and the net investment income (loss) ratio would have been 0.82%, 0.13%, 1.07% and 0.58% for Class A, Class C, Class I and Class R2 Shares, respectively.
(f)	Amount rounds to less than 0.005.
(g)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$11.52	19.37%	$162,853	0.62%	0.87%		0.93%	30%
10.64	0.22	99,397	0.69	0.81		0.98	39
12.98	6.90	110,138	0.68	0.75		0.92	39
13.85	24.96	116,727	0.69	0.68	(d)	0.87	25
12.17	25.91	84,296	0.69	0.95	(e)	0.88	51

9.85	18.58	37,529	1.17	0.32		1.44	30
9.27	(0.43)	24,343	1.39	0.12		1.52	39
11.62	6.25	23,705	1.38	0.06		1.44	39
12.58	24.03	23,248	1.37	0.00	(d)(g)	1.37	25
11.18	25.07	16,636	1.37	0.27	(e)	1.38	51

11.66	19.66	788,063	0.38	1.13		0.62	30
10.75	0.47	800,082	0.44	1.04		0.63	39
13.09	7.26	1,203,536	0.43	1.00		0.62	39
13.94	25.26	1,413,937	0.44	0.92	(d)	0.62	25
12.24	26.26	1,296,602	0.44	1.21	(e)	0.63	51

11.36	19.06	22,703	0.85	0.63		1.29	30
10.52	(0.05)	11,536	0.92	0.60		1.40	39
12.87	6.75	9,946	0.91	0.53		1.26	39
13.74	24.60	8,821	0.92	0.45	(d)	1.12	25
12.09	25.72	6,985	0.93	0.72	(e)	1.13	51

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN EQUITY FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Equity Index Fund	Class A, Class C, Class I* and Class R6**	Diversified
Market Expansion Enhanced Index Fund	Class A, Class C, Class I*, and Class R2	Diversified

*	Effective April 3, 2017, Select Class was renamed Class I.
**	Class R6 Shares of the Equity Index Fund commenced operations on September 1, 2016.

The investment objective of the Equity Index Fund is to seek investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”).

The investment objective of the Market Expansion Enhanced Index Fund is to seek to provide investment results that correspond to or incrementally exceed the total return performance of an index that tracks the performance of the small- and mid-capitalization equity markets.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2 and Class R6 Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency (through April 2, 2017), distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Effective April 3, 2017 sub-transfer agency and shareholder servicing fees were consolidated into a single service fee. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares will automatically convert to Class A Shares after ten years.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Investment Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

36	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2017

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Equity Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,751,193	$—	$2	$1,751,195

Depreciation in Other Financial Instruments
Futures Contracts	$(21)	$—	$—	$(21)

Market Expansion Enhanced Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$1,022,830	$—	$—	(b)	$1,022,830

Depreciation in Other Financial Instruments
Futures Contracts	$(58)	$—	$—		$(58)

(a)	All portfolio holdings designated as level 1 and level 3 are disclosed individually on the SOIs. Level 3 consists of rights. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	Amount rounds to less than 500.

There were no transfers among any levels during the year ended June 30, 2017.

B. Futures Contracts — The Funds used index futures contracts to gain or reduce exposure to their respective indices, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the

JUNE 30, 2017	J.P. MORGAN EQUITY FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2017 (amounts in thousands):

	Equity Index Fund	Market Expansion Enhanced Index Fund
Futures Contracts — Equity
Average Notional Balance Long	$8,709	$20,811
Ending Notional Balance Long	7,505	14,362

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Investment Transactions with Affiliates — An issuer which is under common control with a fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below (amounts in thousands).

		For the year ended June 30, 2017
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2017	Value at June 30, 2017
Equity Index Fund
JPMorgan Chase & Co. (common stock)*	$18,728	$4,129	$4,826	$1,081	$580	298	$27,280
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	11,729	22,125	33,854	—	3	—	—
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	455,159	448,901	—	37	6,258	6,258

	$30,457			$1,081	$620		$33,538

*	Investment in affiliate which is a security in the Fund’s Index.

		For the year ended June 30, 2017
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2017	Value at June 30, 2017
Market Expansion Enhanced Index Fund
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	$18,310	$13,653	$31,963	$—	$8	—	$—
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	252,384	229,145	—	104	23,239	23,239

	$18,310			$—	$112		$23,239

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and

38	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2017

unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses and sub-transfer agency fees were class-specific expenses up through April 2, 2017. Effective April 3, 2017, the Funds ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. Payments to financial intermediaries for sub-transfer agency services are made by JPMorgan Distribution Services, Inc. from the Shareholder Servicing Fee, which has been renamed as the Service Fee.

The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the year ended June 30, 2017 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class R2	Class R6	Total
Equity Index Fund
Transfer agency fees	$248	$7	$17	n/a	$3	$275
Sub-transfer agency fees	187	41	318	n/a	—	546

Market Expansion Enhanced Index Fund
Transfer agency fees	24	7	12	$11	n/a	54
Sub-transfer agency fees	63	19	101	16	n/a	199

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2017, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Equity Index Fund	$—	$(499)	$499
Market Expansion Enhanced Index Fund	—	(213)	213

The reclassifications for the Funds relate primarily to non-taxable dividends.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.04% of the Equity Index Fund’s average daily net assets and 0.25% of the Market Expansion Enhanced Index Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

Prior to September 1, 2016, the fee for Equity Index Fund was 0.25% of the Fund’s average daily net assets.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2017, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JUNE 30, 2017	J.P. MORGAN EQUITY FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Class I and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Equity Index Fund	0.25%	0.75%	n/a
Market Expansion Enhanced Index Fund	0.25	0.75	0.50%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2017, JPMDS retained the following amounts (amounts in thousands):

	Front-End Sales Charge	CDSC
Equity Index Fund	$41	$1
Market Expansion Enhanced Index Fund	37	—	(a)

(a)	Amount rounds to less than 500.

D. Service Fees — The Trust, on behalf of the Funds, has entered into Shareholder Servicing Agreements with JPMDS under which JPMDS provides certain support services to the shareholders. The Class R6 Shares do not charge a service fee. For performing these services, JPMDS receives a fee that is accrued daily and paid monthly equal to an annual rate of 0.25% of the average daily net assets of each share class.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2	Class R6
Equity Index Fund	0.45%	1.20%	0.20%	n/a	0.045%
Market Expansion Enhanced Index Fund*	0.60	1.10	0.35	0.83%	n/a

*	Prior to November 1, 2016, the contractual expense limitations for the Market Expansion Enhanced Index Fund were 0.69%, 1.39%, 0.44% and 0.92% for Class A, Class C, Class I and Class R2 Shares, respectively.

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2017 and are in place until at least October 31, 2017 for Equity Index Fund and at least October 31, 2018 for Market Expansion Enhanced Index Fund.

40	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2017

For the year ended June 30, 2017, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Equity Index Fund	$915	$1,072	$2,282	$4,269	$29
Market Expansion Enhanced Index Fund	1,444	673	420	2,537	7

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the respective Funds’ investment in such affiliated money market fund.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2017 was as follows (amounts in thousands):

Equity Index Fund	$16
Market Expansion Enhanced Index Fund	43

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J. P. Morgan Funds until distribution in accordance with the Plan.

The Funds may use related party broker-dealers. For the year ended June 30, 2017, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2017, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Equity Index Fund	$348,301	$347,109
Market Expansion Enhanced Index Fund	287,545	362,807
During the year ended June 30, 2017, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2017 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Index Fund	$581,958	$1,181,932	$12,695	$1,169,237
Market Expansion Enhanced Index Fund	717,932	335,856	30,958	304,898

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to non-taxable dividends and wash sale loss deferrals.

JUNE 30, 2017	J.P. MORGAN EQUITY FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

The tax character of distributions paid during the fiscal year ended June 30, 2017 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Equity Index Fund	$30,154	$143,097	$173,251
Market Expansion Enhanced Index Fund	8,026	88,192	96,218

*	Short-term gains are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the fiscal year ended June 30, 2016 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Equity Index Fund	$31,553	$244,589	$276,142
Market Expansion Enhanced Index Fund	10,904	203,143	214,047

*	Short-term gains are treated as ordinary income for income tax purposes.

As of June 30, 2017, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Equity Index Fund	$16,546	$4,269	$1,169,237
Market Expansion Enhanced Index Fund	3,094	66,430	304,898

The cumulative timing differences primarily consist of wash sale loss deferrals and non-taxable dividends.

As of June 30, 2017, the Funds did not have any net capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2017. Average borrowings from the Facility for the year ended June 30, 2017, were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Equity Index Fund	$35,166	1.61%	3	$5

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or

42	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2017

the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds had no borrowings outstanding from the Credit Facility at June 30, 2017. Average borrowings from the Credit Facility for, or at any time during the year ended June 30, 2017, were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Equity Index Fund	$7,000	1.77%	3	$1

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2017, the Equity Index Fund had three affiliated omnibus accounts, which owned 14.2% of the Fund’s outstanding shares.

As of June 30, 2017, the J.P. Morgan Investor Funds, which are affiliated funds of funds, owned in the aggregate shares representing 46.4% of the net assets of Market Expansion Enhanced Index Fund.

Significant shareholder transactions by these shareholders may impact each Fund’s performance.

Because the Funds may invest a portion of their assets in REITs, the Funds may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and will require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X will apply to Funds’ fiscal year ends on or after August 1, 2017. At this time, management is currently evaluating the impact of the Regulation S-X amendments on the Funds’ financial statements and related disclosures. The adoption will have no effect on the Funds’ net assets or results of operations.

JUNE 30, 2017	J.P. MORGAN EQUITY FUNDS	43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust II and the Shareholders of JPMorgan Equity Index Fund and JPMorgan Market Expansion Enhanced Index Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Equity Index Fund and JPMorgan Market Expansion Enhanced Index Fund (each a separate series of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) as of June 30, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

August 25, 2017

44	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2017

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	150	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	150	Trustee, Museum of Jewish Heritage (2011-present) Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	149	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	150	None

Raymond Kanner (1953); Trustee of the Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	149	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-17; Advisory Board Member, Betterment for Business (2016-present) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-present) (index creator); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	150	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	150	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	150	None

JUNE 30, 2017	J.P. MORGAN EQUITY FUNDS	45

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	150	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	150	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	150	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-2015); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	150	Trustee, Wabash College (2000-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	150	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (150 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

46	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2017

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)*	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986) Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

JUNE 30, 2017	J.P. MORGAN EQUITY FUNDS	47

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2017, and continued to hold your shares at the end of the reporting period, June 30, 2017.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Equity Index Fund
Class A
Actual	$1,000.00	$1,090.90	$2.33	0.45%
Hypothetical	1,000.00	1,022.56	2.26	0.45
Class C
Actual	1,000.00	1,087.50	5.59	1.08
Hypothetical	1,000.00	1,019.44	5.41	1.08
Class I (formerly Select Class)
Actual	1,000.00	1,092.20	1.04	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20
Class R6
Actual	1,000.00	1,093.00	0.26	0.04	5
Hypothetical	1,000.00	1,024.55	0.25	0.04	5

Market Expansion Enhanced Index Fund
Class A
Actual	1,000.00	1,038.70	2.98	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class C
Actual	1,000.00	1,036.80	5.50	1.09
Hypothetical	1,000.00	1,019.39	5.46	1.09
Class I (formerly Select Class)
Actual	1,000.00	1,040.50	1.72	0.34
Hypothetical	1,000.00	1,023.11	1.71	0.34
Class R2
Actual	1,000.00	1,038.10	4.14	0.82
Hypothetical	1,000.00	1,020.73	4.11	0.82

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

48	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2017

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2017. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2017. The information necessary to complete your income tax returns for the calendar year ending December 31, 2017 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended June 30, 2017:

Dividends Received Deduction
Equity Index Fund	76.93%
Market Expansion Enhanced Index Fund	100.00

Long-Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2017 (amounts in thousands):

Long-Term Capital Gain Distribution
Equity Index Fund	$143,097
Market Expansion Enhanced Index Fund	88,192

Qualified Dividend Income (QDI)

The Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2017 (amounts in thousands):

Qualified Dividend Income
Equity Index Fund	$30,155
Market Expansion Enhanced Index Fund	8,026

JUNE 30, 2017	J.P. MORGAN EQUITY FUNDS	49

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. June 2017.	AN-INDEX-617

Annual Report

J.P. Morgan Investor Funds

June 30, 2017

JPMorgan Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund

JPMorgan Investor Growth Fund

JPMorgan Investor Growth & Income Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

August 4, 2017 (Unaudited)

Dear Shareholder,

The current U.S. economic expansion entered its eighth year in 2017 and growth in developed and emerging market economies grew more synchronized even as U.S. growth showed some signs of easing. Global financial markets generally benefitted from steady economic growth amid an environment of low inflation, low volatility and rising corporate profits.

“In the U.S., the continued economic expansion, muted inflation, corporate earnings growth and historically low volatility in financial markets helped to drive key equity market indexes to multiple record closing highs throughout the past twelve months.”

While economic growth in the U.S. and China largely drove the global recovery throughout 2016, by June 2017 the world’s other leading economies had picked up sufficiently enough for the Organization for Economic Co-operation and Development to forecast global growth at 3.5% in 2017 and 3.6% in 2018.

U.S. gross domestic product (GDP) growth slowed to 1.2% in the first quarter of 2017 from 2.5% and 3.5% growth in the fourth quarter and third quarters of 2016, respectively. Meanwhile, the U.S. unemployment rate continued its downward trend throughout the past twelve months, dropping to 4.4% in June 2017 from 4.9% one year earlier. In response to these numbers, along with nascent signs of price inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates in December 2016 and again in June 2017 and signaled it would raise rates once more before the end of the year. Further, Fed Chairwoman Janet Yellen indicated she was prepared to begin partially unwinding the central bank’s $4.5 trillion balance sheet in assets purchased through its quantitative easing program. An increase in consumer spending helped second-quarter 2017 GDP climb by 2.6% from a year earlier.

Notably, by mid-2017 domestic price inflation had dropped below the Fed’s target of 2% growth and wage growth was below many economists’ expectations, the latter despite an environment of essentially full employment for U.S. workers. These trends — and the Fed’s acknowledgment of them — provided some near-term uncertainty about the central bank’s commitment to tightening monetary policy.

Throughout the twelve months ended June 30, 2017, global oil prices remained a key focal point for policy makers, economists and investors. Global crude prices reached 15-month highs in October 2016 and received further support from the Organization of Petroleum Exporting Countries’ December 2016 decision to curb production. However, continued oversupply of crude and natural gas, partly due to continued U.S. production, pushed the price of a barrel of benchmark West Texas Intermediate crude oil down to $46 by the end of June 2017.

Meanwhile, the leading economies of Europe continued to strengthen from what had been an anemic expansion. Annualized GDP for the 19 core euro area nations rose 1.9% in the first quarter of 2017 and 2.1% in the second quarter. The June 2017 aggregate unemployment rate for those nations fell to 9.1%, its lowest level since March 2009. Also, in separate elections in 2017, voters in the Netherlands and France largely rejected populist campaigns espousing policies to limit free trade and immigration. The election results provided another boost to global equity prices.

In the U.S., the continued economic expansion, muted inflation, corporate earnings growth and historically low volatility in financial markets helped to drive key equity market indexes to multiple record closing highs throughout the past twelve months. U.S. investors appeared to shrug off intermittent political and policy dramas emanating from Washington, D.C. and extended the run-up in U.S. equity prices into its eighth consecutive year — one of the longest on record.

Over the twelve month period, U.S. and foreign markets largely rewarded those who remained fully invested in financial markets and we believe the fundamental virtues of patience and diversification remain essential to prudent investment strategy.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management & Institutional,

J.P. Morgan Asset Management

JUNE 30, 2017	J.P. MORGAN INVESTOR FUNDS	1

J.P. Morgan Investor Funds

FUND FACTS

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

Fund	Fund Return (With sales charge)*	Fund Return (Without sales charge)*	Bloomberg Barclays U.S. Intermediate Aggregate Index Return (formerly Barclays U.S. Intermediate Aggregate Index) (Broad-Based Fixed Income Benchmark)	Russell 3000 Index Return (Broad-Based Equity Benchmark)	Composite Benchmark Return		Fund Net Assets as of June 30, 2017 (in thousands)
JPMorgan Investor Balanced Fund, Class A	6.06%	11.09%	(0.16)%	18.51%	8.87%	**	$4,972,116

JPMorgan Investor Conservative Growth Fund, Class A	2.13%	6.92%	(0.16)%	18.51%	5.19%	***	$3,790,678

JPMorgan Investor Growth Fund, Class A	13.82%	19.19%	(0.16)%	18.51%	16.53%	****	$2,558,086

JPMorgan Investor Growth & Income Fund, Class A	9.68%	14.82%	(0.16)%	18.51%	12.65%	*****	$2,972,592

Portfolio Composition by Asset Class******

Investor Balanced Fund
Fixed Income	44.3%
U.S. Equity	35.1
International Equity	15.8
Alternative Assets	3.9
Short-Term Investment	0.9

Investor Conservative Growth Fund
Fixed Income	64.0%
U.S. Equity	21.2
International Equity	9.5
Alternative Assets	4.4
Short-Term Investment	0.9

Investor Growth Fund
U.S. Equity	62.9%
International Equity	25.0
Fixed Income	9.7
Alternative Assets	1.4
Short-Term Investment	1.0

Investor Growth & Income Fund
U.S. Equity	48.6%
Fixed Income	28.0
International Equity	19.2
Alternative Assets	3.4
Short-Term Investment	0.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Balanced Fund’s model allocation and consists of the Bloomberg Barclays U.S. Intermediate Aggregate Index (50%) and the Russell 3000 Index (50%).
***	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Conservative Growth Fund’s model allocation and consists of the Bloomberg Barclays U.S. Intermediate Aggregate Index (70%) and the Russell 3000 Index (30%).
****	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Growth Fund’s model allocation and consists of the Russell 3000 Index (90%) and the Bloomberg Barclays U.S. Intermediate Aggregate Index (10%).
*****	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Growth & Income Fund’s model allocation and consists of the Russell 3000 Index (70%) and the Bloomberg Barclays U.S. Intermediate Aggregate Index (30%).
******	Percentages indicated are based on total investments as of June 30, 2017. The Funds’ portfolio composition is subject to change.

2	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2017

J.P. Morgan Investor Funds

FUNDS COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan Investor Balanced Fund seeks high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity and fixed income securities.

The JPMorgan Investor Conservative Growth Fund seeks income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities.

The JPMorgan Investor Growth Fund seeks long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

The JPMorgan Investor Growth & Income Fund seeks long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

HOW DID THE MARKET PERFORM?

Overall, U.S. equity markets provided positive returns and key stock market indexes reached multiple record highs throughout the twelve month reporting period. Steady global economic growth, continued low inflation and strong corporate earnings all served to support equity prices, both in the U.S. and elsewhere. Emerging market equities generally outperformed developed market equities during the reporting period.

While emerging market bonds and high-yield U.S. bonds (also known as “junk bonds”) generally provided positive returns, investment grade corporate bonds and U.S. Treasury bonds underperformed equity securities amid investor expectations for rising interest rates in the U.S.

Notably, U.S. financial market volatility remained low throughout the reporting period, with a brief spike ahead of the November 2016 election. By the end of June 2017, the CBOE Volatility Index averaged 10.5 points, which was about half of its historical average.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

In accordance with their model allocations, each of the JPMorgan Investor Funds (the “Investor Funds”) allocated its assets among fixed income, equity and alternative investments. For the twelve months ended June 30, 2017, each of the Investor

Funds outperformed the Bloomberg Barclays U.S. Intermediate Aggregate Index, the Investor Funds’ broad-based fixed income benchmark.

The JPMorgan Investor Growth Fund outperformed the Russell 3000 Index, the Investor Funds’ broad-based equity benchmark, mainly due to the performance of growth stocks during the reporting period. The remaining three Investor Funds underperformed the broad-based equity benchmark, mostly due to their positions in core bond securities, which were not held in the Russell 3000 Index and generally underperformed other asset classes.

Each Investor Fund’s performance is also compared to composite benchmarks, which are constructed of different percentages of the Investor Funds’ broad-based fixed income and equity benchmarks. These composite benchmarks correspond to each Investor Fund’s target allocation.

All four Investor Funds outperformed their respective composite benchmarks, mainly due to equity manager performance and to the Funds’ exposure to U.S. high yield debt that was not held in the composite benchmarks.

HOW WERE THE FUNDS POSITIONED?

Each Investor Fund invested in underlying JPMorgan Funds (“underlying funds”). The underlying funds invest in fixed income securities, equities and other alternative fixed income and equity strategies, such as below investment-grade, high-yield bonds, commodities, equity long/short and market-neutral strategies. Among equities, the underlying funds in which the Investor Funds invested were allocated among large-cap, mid-cap, small-cap, and international stocks. The Investor Funds’ portfolio managers made investments for each Investor Fund based on an evaluation of three components: underlying fund selection, tactical asset allocation and strategic asset allocation. The portfolio managers determined the strategic weight for each asset class in the Investor Funds by making investments that they believed would perform well over the long term, and maintained a level of volatility similar to that of each Investor Fund’s composite benchmark.

During the reporting period, the Investor Funds’ portfolio managers – through their investments in underlying funds – decreased their allocation to high-yield debt and continued to reduce their allocation to U.S. equity, particularly large cap stocks, amid rising equity prices. The managers increased their exposure to international equity as a result of an improved global earnings environment.

*	The adviser seeks to achieve each Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2017	J.P. MORGAN INVESTOR FUNDS	3

JPMorgan Investor Balanced Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge*		6.06%	6.52%	4.74%
Without Sales Charge		11.09	7.51	5.22
CLASS C SHARES	July 1, 1997
With CDSC**		9.40	6.92	4.65
Without CDSC		10.40	6.92	4.65
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	December 10, 1996	11.36	7.76	5.48
CLASS T SHARES	June 6, 2017
With Sales Charge***		8.23	6.88	4.89
Without Sales Charge		11.03	7.42	5.16

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
***	Sales Charge for Class T Shares is 2.50%.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class T Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class T Shares would have been different than those shown because Class T Shares have different expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Balanced Fund, the Bloomberg Barclays U.S. Intermediate Aggregate Index, the Russell 3000 Index, the Investor Balanced Composite Benchmark and the Lipper Mixed-Asset Target Allocation Moderate Funds Index from June 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Investor Balanced Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Moderate Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Investor Balanced Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Bloomberg Barclays U.S. Intermediate Aggregate Index (50%) and the Russell 3000 Index (50%). The Lipper Mixed-Asset Target Allocation Moderate Funds Index consists of funds that by portfolio practice maintain a mix of between 40% to 60% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2017

JPMorgan Investor Conservative Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge*		2.13%	4.30%	4.12%
Without Sales Charge		6.92	5.26	4.60
CLASS C SHARES	July 1, 1997
With CDSC**		5.40	4.72	4.04
Without CDSC		6.40	4.72	4.04
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	December 10, 1996	7.22	5.52	4.86
CLASS T SHARES	June 6, 2017
With Sales Charge***		4.23	4.67	4.29
Without Sales Charge		6.93	5.19	4.56

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
***	Sales Charge for Class T Shares is 2.50%.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class T Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class T Shares would have been different than those shown because Class T Shares have different expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Conservative Growth Fund, the Bloomberg Barclays U.S. Intermediate Aggregate Index, the Russell 3000 Index, the Investor Conservative Growth Composite Benchmark, and the Lipper Mixed-Asset Target Allocation Conservative Funds Index from June 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Investor Conservative Growth Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Conservative Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Investor Conservative Growth Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Bloomberg Barclays U.S. Intermediate Aggregate Index (70%) and the Russell 3000 Index (30%). The Lipper Mixed-Asset Target Allocation Conservative Funds Index consists of funds that by portfolio practice maintain a mix of between 20% to 40% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2017	J.P. MORGAN INVESTOR FUNDS	5

JPMorgan Investor Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge*		13.82%	10.82%	5.30%
Without Sales Charge		19.19	11.84	5.79
CLASS C SHARES	July 1, 1997
With CDSC**		17.47	11.24	5.19
Without CDSC		18.47	11.24	5.19
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	December 10, 1996	19.46	12.14	6.05
CLASS T SHARES	June 6, 2017
With Sales Charge***		16.20	11.19	5.47
Without Sales Charge		19.16	11.76	5.74

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
***	Sales Charge for Class T Shares is 2.50%.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class T Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class T Shares would have been different than those shown because Class T Shares have different expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Growth Fund, the Russell 3000 Index, the Bloomberg Barclays U.S. Intermediate Aggregate Index, the Investor Growth Composite Benchmark and the Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Index from June 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Investor Growth Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell

3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Bloomberg Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Investor Growth Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Russell 3000 Index (90%) and the Bloomberg Barclays U.S. Intermediate Aggregate Index (10%). The Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Index consists of funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2017

JPMorgan Investor Growth & Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge*		9.68%	8.31%	4.91%
Without Sales Charge		14.82	9.31	5.40
CLASS C SHARES	July 1, 1997
With CDSC**		13.17	8.74	4.82
Without CDSC		14.17	8.74	4.82
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	December 10, 1996	15.07	9.60	5.66
CLASS T SHARES	June 6, 2017
With Sales Charge***		11.94	8.68	5.07
Without Sales Charge		14.78	9.23	5.34

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
***	Sales Charge for Class T Shares is 2.50%.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class T Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class T Shares would have been different than those shown because Class T Shares have different expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Growth & Income Fund, the Russell 3000 Index, the Bloomberg Barclays U.S. Intermediate Aggregate Index, the Investor Growth & Income Composite Benchmark and the Lipper Mixed-Asset Target Allocation Growth Funds Index from June 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Investor Growth & Income Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Growth Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Bloomberg Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Investor Growth & Income Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Russell 3000 Index (70%) and the Bloomberg Barclays U.S. Intermediate Aggregate Index (30%). The Lipper Mixed-Asset Target Allocation Growth Funds Index consists of funds that by portfolio practice maintain a mix of between 60% to 80% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2017	J.P. MORGAN INVESTOR FUNDS	7

JPMorgan Investor Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 98.9% (b)
	Alternative Assets — 3.8%
4,850	JPMorgan Multi-Cap Market Neutral Fund, Class I Shares (a)	49,614
3,257	JPMorgan Research Market Neutral Fund, Class L Shares (a)	49,629
5,983	JPMorgan Systematic Alpha Fund, Class R6 Shares	91,901

	Total Alternative Assets	191,144

	Fixed Income — 44.2%
74,324	JPMorgan Core Bond Fund, Class R6 Shares	864,389
60,477	JPMorgan Core Plus Bond Fund, Class R6 Shares	500,148
6,049	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	49,783
17,299	JPMorgan Floating Rate Income Fund, Class R6 Shares	162,788
26,885	JPMorgan High Yield Fund, Class R6 Shares	200,025
7,551	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	77,323
20,504	JPMorgan Limited Duration Bond Fund, Class R6 Shares	205,654
8,273	JPMorgan Strategic Income Opportunities Fund, Class R5 Shares	96,465
4,284	JPMorgan Unconstrained Debt Fund, Class R6 Shares	42,843

	Total Fixed Income	2,199,418

	International Equity — 15.8%
4,852	JPMorgan Emerging Economies Fund, Class R6 Shares	64,143
2,524	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	65,093
7,936	JPMorgan Global Research Enhanced Index Fund, Class I Shares	164,433
5,132	JPMorgan International Equity Fund, Class R6 Shares	85,137
15,442	JPMorgan International Research Enhanced Equity Fund, Class I Shares	275,639
4,600	JPMorgan Intrepid European Fund, Class L Shares	119,913
700	JPMorgan Latin America Fund, Class R6 Shares	10,122

	Total International Equity	784,480

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 35.1%
3,039	JPMorgan Dynamic Growth Fund, Class R5 Shares (a)	98,716
5,812	JPMorgan Equity Income Fund, Class R6 Shares	92,523
8,582	JPMorgan Intrepid America Fund, Class R6 Shares	337,614
3,474	JPMorgan Intrepid Growth Fund, Class R6 Shares	169,306
4,167	JPMorgan Intrepid Mid Cap Fund, Class R6 Shares	96,886
1,668	JPMorgan Large Cap Growth Fund, Class R6 Shares (a)	65,438
8,412	JPMorgan Large Cap Value Fund, Class R6 Shares	128,533
13,635	JPMorgan Market Expansion Enhanced Index Fund, Class I Shares	158,985
728	JPMorgan Small Cap Value Fund, Class R6 Shares	22,448
30,316	JPMorgan U.S. Equity Fund, Class R6 Shares	481,111
2,758	JPMorgan Value Advantage Fund, Class R6 Shares	92,691

	Total U.S. Equity	1,744,251

	Total Investment Companies (Cost $4,016,056)	4,919,293

Short-Term Investment — 0.9%
	Investment Company — 0.9%
44,804	JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.840% (b) (l) (Cost $44,804)	44,804

	Total Investments — 99.8% (Cost $4,060,860)	4,964,097
	Other Assets in Excess of Liabilities — 0.2%	8,019

	NET ASSETS — 100.0%	$4,972,116

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2017

JPMorgan Investor Conservative Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.0% (b)
	Alternative Assets — 4.4%
3,741	JPMorgan Multi-Cap Market Neutral Fund, Class I Shares (a)	38,275
2,494	JPMorgan Research Market Neutral Fund, Class L Shares (a)	38,011
5,971	JPMorgan Systematic Alpha Fund, Class R6 Shares	91,720

	Total Alternative Assets	168,006

	Fixed Income — 63.9%
88,715	JPMorgan Core Bond Fund, Class R6 Shares	1,031,757
58,943	JPMorgan Core Plus Bond Fund, Class R6 Shares	487,454
4,622	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	38,039
15,211	JPMorgan Floating Rate Income Fund, Class R6 Shares	143,137
3,751	JPMorgan Government Bond Fund, Class R6 Shares	39,574
16,081	JPMorgan High Yield Fund, Class R6 Shares	119,641
7,410	JPMorgan Income Fund, Class R6 Shares	70,397
6,965	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	71,322
31,245	JPMorgan Limited Duration Bond Fund, Class R6 Shares	313,389
6,157	JPMorgan Strategic Income Opportunities Fund, Class R5 Shares	71,794
3,588	JPMorgan Unconstrained Debt Fund, Class R6 Shares	35,884

	Total Fixed Income	2,422,388

	International Equity — 9.5%
2,878	JPMorgan Emerging Economies Fund, Class R6 Shares	38,041
1,475	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	38,035
2,211	JPMorgan Global Research Enhanced Index Fund, Class I Shares	45,813
2,687	JPMorgan International Equity Fund, Class R6 Shares	44,583
8,067	JPMorgan International Research Enhanced Equity Fund, Class I Shares	143,997
1,900	JPMorgan Intrepid European Fund, Class L Shares	49,537

	Total International Equity	360,006

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 21.2%
1,368	JPMorgan Dynamic Growth Fund, Class R5 Shares (a)	44,445
4,310	JPMorgan Equity Income Fund, Class R6 Shares	68,607
5,166	JPMorgan Intrepid America Fund, Class R6 Shares	203,213
2,033	JPMorgan Intrepid Growth Fund, Class R6 Shares	99,108
1,638	JPMorgan Large Cap Value Fund, Class R6 Shares	25,031
4,220	JPMorgan Market Expansion Enhanced Index Fund, Class I Shares	49,201
1,192	JPMorgan Mid Cap Growth Fund, Class R6 Shares (a)	38,378
797	JPMorgan Small Cap Value Fund, Class R6 Shares	24,562
11,600	JPMorgan U.S. Equity Fund, Class R6 Shares	184,085
1,931	JPMorgan Value Advantage Fund, Class R6 Shares	64,890

	Total U.S. Equity	801,520

	Total Investment Companies (Cost $3,307,620)	3,751,920

Short-Term Investment — 0.9%
	Investment Company — 0.9%
34,329	JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.840% (b) (l) (Cost $34,329)	34,329

	Total Investments — 99.9% (Cost $3,341,949)	3,786,249
	Other Assets in Excess of Liabilities — 0.1%	4,429

	NET ASSETS — 100.0%	$3,790,678

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN INVESTOR FUNDS	9

JPMorgan Investor Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 98.9% (b)
	Alternative Assets — 1.4%
1,131	JPMorgan Commodities Strategy Fund, Class R6 Shares (a)	9,819
1,680	JPMorgan Systematic Alpha Fund, Class R6 Shares	25,805

	Total Alternative Assets	35,624

	Fixed Income — 9.6%
9,827	JPMorgan Core Bond Fund, Class R6 Shares	114,284
3,408	JPMorgan Core Plus Bond Fund, Class R6 Shares	28,184
1,560	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	12,842
2,299	JPMorgan Floating Rate Income Fund, Class R6 Shares	21,633
9,449	JPMorgan High Yield Fund, Class R6 Shares	70,302
8	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	83

	Total Fixed Income	247,328

	International Equity — 25.0%
3,732	JPMorgan Emerging Economies Fund, Class R6 Shares	49,335
1,935	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	49,903
3,494	JPMorgan Global Research Enhanced Index Fund, Class I Shares	72,386
6,958	JPMorgan International Equity Fund, Class R6 Shares	115,430
10,106	JPMorgan International Research Enhanced Equity Fund, Class I Shares	180,397
3,877	JPMorgan International Unconstrained Equity Fund, Class R6 Shares	76,454
3,318	JPMorgan Intrepid European Fund, Class L Shares	86,498
692	JPMorgan Latin America Fund, Class R6 Shares	10,006

	Total International Equity	640,409

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 62.9%
549	JPMorgan Dynamic Growth Fund, Class R5 Shares (a)	17,839
2,898	JPMorgan Equity Income Fund, Class R6 Shares	46,135
7,639	JPMorgan Intrepid America Fund, Class R6 Shares	300,516
2,614	JPMorgan Intrepid Growth Fund, Class R6 Shares	127,427
1,938	JPMorgan Intrepid Mid Cap Fund, Class R6 Shares	45,064
5,073	JPMorgan Large Cap Growth Fund, Class R6 Shares (a)	199,016
16,867	JPMorgan Large Cap Value Fund, Class R6 Shares	257,728
12,299	JPMorgan Market Expansion Enhanced Index Fund, Class I Shares	143,402
1,041	JPMorgan Mid Cap Growth Fund, Class R6 Shares (a)	33,536
1,077	JPMorgan Small Cap Value Fund, Class R6 Shares	33,213
22,517	JPMorgan U.S. Equity Fund, Class R6 Shares	357,350
1,414	JPMorgan Value Advantage Fund, Class R6 Shares	47,527

	Total U.S. Equity	1,608,753

	Total Investment Companies (Cost $1,799,259)	2,532,114

Short-Term Investment — 1.0%
	Investment Company — 1.0%
24,595	JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.840% (b) (l) (Cost $24,595)	24,595

	Total Investments — 99.9% (Cost $1,823,854)	2,556,709
	Other Assets in Excess of Liabilities — 0.1%	1,377

	NET ASSETS — 100.0%	$2,558,086

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2017

JPMorgan Investor Growth & Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.0% (b)
	Alternative Assets — 3.4%
1,054	JPMorgan Commodities Strategy Fund, Class R6 Shares (a)	9,152
2,165	JPMorgan Multi-Cap Market Neutral Fund, Class I Shares (a)	22,149
1,472	JPMorgan Research Market Neutral Fund, Class L Shares (a)	22,440
3,072	JPMorgan Systematic Alpha Fund, Class R6 Shares	47,180

	Total Alternative Assets	100,921

	Fixed Income — 28.0%
26,807	JPMorgan Core Bond Fund, Class R6 Shares	311,768
22,637	JPMorgan Core Plus Bond Fund, Class R6 Shares	187,208
1,815	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	14,941
10,382	JPMorgan Floating Rate Income Fund, Class R6 Shares	97,698
16,090	JPMorgan High Yield Fund, Class R6 Shares	119,711
3,978	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	40,738
3,085	JPMorgan Limited Duration Bond Fund, Class R6 Shares	30,939
2,416	JPMorgan Strategic Income Opportunities Fund, Class R5 Shares	28,170

	Total Fixed Income	831,173

	International Equity — 19.2%
3,550	JPMorgan Emerging Economies Fund, Class R6 Shares	46,927
1,840	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	47,446
5,028	JPMorgan Global Research Enhanced Index Fund, Class I Shares	104,179
4,860	JPMorgan International Equity Fund, Class R6 Shares	80,630
8,824	JPMorgan International Research Enhanced Equity Fund, Class I Shares	157,511
1,710	JPMorgan International Unconstrained Equity Fund, Class R6 Shares	33,729
3,512	JPMorgan Intrepid European Fund, Class L Shares	91,556
553	JPMorgan Latin America Fund, Class R6 Shares	7,995

	Total International Equity	569,973

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 48.4%
890	JPMorgan Dynamic Growth Fund, Class R5 Shares (a)	28,903
3,471	JPMorgan Equity Income Fund, Class R6 Shares	55,256
8,189	JPMorgan Intrepid America Fund, Class R6 Shares	322,151
1,987	JPMorgan Intrepid Growth Fund, Class R6 Shares	96,834
1,319	JPMorgan Intrepid Mid Cap Fund, Class R6 Shares	30,658
4,133	JPMorgan Large Cap Growth Fund, Class R6 Shares (a)	162,136
11,480	JPMorgan Large Cap Value Fund, Class R6 Shares	175,420
10,026	JPMorgan Market Expansion Enhanced Index Fund, Class I Shares	116,903
954	JPMorgan Mid Cap Growth Fund, Class R6 Shares (a)	30,734
1,232	JPMorgan Small Cap Value Fund, Class R6 Shares	37,972
20,677	JPMorgan U.S. Equity Fund, Class R6 Shares	328,150
1,637	JPMorgan Value Advantage Fund, Class R6 Shares	55,015

	Total U.S. Equity	1,440,132

	Total Investment Companies (Cost $2,203,392)	2,942,199

Short-Term Investment — 0.8%
	Investment Company — 0.8%
24,385	JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.840% (b) (l) (Cost $24,385)	24,385

	Total Investments — 99.8% (Cost $2,227,777)	2,966,584
	Other Assets in Excess of Liabilities — 0.2%	6,008

	NET ASSETS — 100.0%	$2,972,592

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN INVESTOR FUNDS	11

J.P. Morgan Investor Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	— The rate shown is the current yield as of June 30, 2017.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P.Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2017	J.P. MORGAN INVESTOR FUNDS	13

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2017

(Amounts in thousands, except per share amounts)

	Investor Balanced Fund	Investor Conservative Growth Fund	Investor Growth Fund	Investor Growth & Income Fund
ASSETS:
Investments in affiliates, at value	$4,964,097	$3,786,249	$2,556,709	$2,966,584
Receivables:
Investment securities sold	14,446	11,020	3,583	10,423
Fund shares sold	2,258	1,038	1,353	1,200
Dividends from affiliates	29	231	16	17

Total Assets	4,980,830	3,798,538	2,561,661	2,978,224

LIABILITIES:
Payables:
Due to custodian	—	209	—	—
Distributions	1,294	114	240	430
Fund shares redeemed	4,586	4,994	1,907	3,546
Accrued liabilities:
Investment advisory fees	115	41	65	76
Administration fees	231	153	138	155
Distribution fees	1,385	1,417	573	730
Service fees	620	575	325	368
Custodian and accounting fees	2	2	2	2
Transfer agency fees	111	63	196	144
Other	370	292	129	181

Total Liabilities	8,714	7,860	3,575	5,632

Net Assets	$4,972,116	$3,790,678	$2,558,086	$2,972,592

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2017

	Investor Balanced Fund	Investor Conservative Growth Fund	Investor Growth Fund	Investor Growth & Income Fund
NET ASSETS:
Paid-in-Capital	$3,981,825	$3,281,091	$1,753,921	$2,205,688
Accumulated undistributed (distributions in excess of) net investment income	338	673	94	148
Accumulated net realized gains (losses)	86,716	64,614	71,216	27,949
Net unrealized appreciation (depreciation)	903,237	444,300	732,855	738,807

Total Net Assets	$4,972,116	$3,790,678	$2,558,086	$2,972,592

Net Assets:
Class A	$3,430,816	$2,081,812	$1,937,119	$2,348,659
Class C	1,071,522	1,573,159	274,389	385,447
Class I (formerly Select Class)	469,758	135,687	346,558	238,466
Class T	20	20	20	20

Total	$4,972,116	$3,790,678	$2,558,086	$2,972,592

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	223,276	162,601	95,059	135,226
Class C	70,765	123,411	14,288	22,794
Class I (formerly Select Class)	30,522	10,540	16,684	13,935
Class T	1	2	1	1

Net Asset Value (a):
Class A — Redemption price per share	$15.37	$12.80	$20.38	$17.37
Class C — Offering price per share (b)	15.14	12.75	19.20	16.91
Class I (formerly Select Class) — Offering and redemption price per share	15.39	12.87	20.77	17.11
Class T — Redemption price per share	15.35	12.80	20.36	17.35
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.09	$13.40	$21.34	$18.19

Class T maximum sales charge	2.50%	2.50%	2.50%	2.50%
Class T maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.74	$13.13	$20.88	$17.79

Cost of investments in affiliates	4,060,860	3,341,949	1,823,854	2,227,777

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN INVESTOR FUNDS	15

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2017

(Amounts in thousands)

	Investor Balanced Fund		Investor Conservative Growth Fund		Investor Growth Fund		Investor Growth & Income Fund
INVESTMENT INCOME:
Interest income from affiliates	$4		$4		$2		$2
Dividend income from affiliates	110,058		96,113		36,986		56,991

Total investment income	110,062		96,117		36,988		56,993

EXPENSES:
Investment advisory fees	2,654		2,068		1,274		1,563
Administration fees	3,026		2,440		1,650		1,936
Distribution fees:
Class A	9,334		5,787		4,891		6,205
Class C	8,507		12,625		2,097		3,084
Class T	—	(a)	—	(a)	—	(a)	—	(a)
Service fees:
Class A	9,334		5,787		4,891		6,205
Class C	2,836		4,208		699		1,028
Class I (formerly Select Class)	1,100		345		780		580
Class T	—	(a)	—	(a)	—	(a)	—	(a)
Custodian and accounting fees	22		15		20		21
Professional fees	80		64		52		56
Trustees’ and Chief Compliance Officer’s fees	37		36		32		34
Printing and mailing costs	460		357		239		282
Registration and filing fees	114		115		67		60
Transfer agency fees (See Note 2.D.)	435		244		684		534
Sub-transfer agency fees (See Note 2.D.)	1,112		834		819		844
Other	83		70		46		57

Total expenses	39,134		34,995		18,241		22,489

Less fees waived	(6,160)		(4,137)		(4,198)		(4,487)

Net expenses	32,974		30,858		14,043		18,002

Net investment income (loss)	77,088		65,259		22,945		38,991

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on investments in affiliates	118,754		76,964		86,139		79,831
Distributions of capital gains received from investment company affiliates	64,589		24,878		65,108		59,914
Change in net unrealized appreciation/depreciation of investments in affiliates	294,383		100,710		271,856		253,578

Net realized/unrealized gains (losses)	477,726		202,552		423,103		393,323

Change in net assets resulting from operations	$554,814		$267,811		$446,048		$432,314

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2017

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Investor Balanced Fund		Investor Conservative Growth Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$77,088	$78,989	$65,259	$66,695
Net realized gain (loss) on investments in affiliates	118,754	(34,987)	76,964	(4,763)
Distributions of capital gains received from investment company affiliates	64,589	138,678	24,878	59,009
Change in net unrealized appreciation/depreciation of investments in affiliates	294,383	(220,812)	100,710	(94,409)

Change in net assets resulting from operations	554,814	(38,132)	267,811	26,532

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(58,955)	(66,366)	(41,832)	(44,516)
From net realized gains	(72,170)	(121,890)	(32,302)	(58,389)
Class C
From net investment income	(11,734)	(14,208)	(20,489)	(23,185)
From net realized gains	(22,004)	(38,413)	(23,339)	(43,262)
Class I (formerly Select Class)
From net investment income	(8,127)	(7,936)	(2,798)	(2,667)
From net realized gains	(8,132)	(12,696)	(1,870)	(3,008)
Class T (a)
From net investment income	— (b)	—	— (b)	—

Total distributions to shareholders	(181,122)	(261,509)	(122,630)	(175,027)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(802,511)	133,100	(642,559)	(79,747)

NET ASSETS:
Change in net assets	(428,819)	(166,541)	(497,378)	(228,242)
Beginning of period	5,400,935	5,567,476	4,288,056	4,516,298

End of period	$4,972,116	$5,400,935	$3,790,678	$4,288,056

Accumulated undistributed (distributions in excess of) net investment income	$338	$298	$673	$(143)

(a)	Commencement of offering of class of shares effective June 6, 2017.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN INVESTOR FUNDS	17

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Investor Growth Fund		Investor Growth & Income Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$22,945	$22,146	$38,991	$40,813
Net realized gain (loss) on investments in affiliates	86,139	(3,929)	79,831	(15,996)
Distributions of capital gains received from investment company affiliates	65,108	113,224	59,914	108,419
Change in net unrealized appreciation/depreciation of investments in affiliates	271,856	(223,185)	253,578	(207,721)

Change in net assets resulting from operations	446,048	(91,744)	432,314	(74,485)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(19,734)	(24,859)	(33,847)	(39,844)
From net realized gains	(84,422)	(94,493)	(72,446)	(94,772)
Class C
From net investment income	(2,132)	(2,839)	(3,437)	(4,619)
From net realized gains	(12,736)	(14,281)	(12,299)	(16,453)
Class I (formerly Select Class)
From net investment income	(3,798)	(4,447)	(3,737)	(4,452)
From net realized gains	(12,791)	(14,030)	(6,488)	(9,016)
Class T (a)
From net investment income	— (b)	—	— (b)	—

Total distributions to shareholders	(135,613)	(154,949)	(132,254)	(169,156)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(199,280)	170,465	(469,431)	51,972

NET ASSETS:
Change in net assets	111,155	(76,228)	(169,371)	(191,669)
Beginning of period	2,446,931	2,523,159	3,141,963	3,333,632

End of period	$2,558,086	$2,446,931	$2,972,592	$3,141,963

Accumulated undistributed (distributions in excess of) net investment income	$94	$64	$148	$126

(a)	Commencement of offering of class of shares effective June 6, 2017.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2017

	Investor Balanced Fund		Investor Conservative Growth Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$264,924	$521,159	$183,110	$334,682
Distributions reinvested	130,712	187,721	73,917	102,662
Cost of shares redeemed	(1,064,306)	(679,873)	(667,980)	(496,753)

Change in net assets resulting from Class A capital transactions	$(668,670)	$29,007	$(410,953)	$(59,409)

Class C
Proceeds from shares issued	$160,661	$265,536	$224,466	$376,818
Distributions reinvested	33,495	52,283	43,662	66,197
Cost of shares redeemed	(357,777)	(291,673)	(494,659)	(472,504)

Change in net assets resulting from Class C capital transactions	$(163,621)	$26,146	$(226,531)	$(29,489)

Class I (formerly Select Class)
Proceeds from shares issued	$148,958	$153,889	$42,413	$43,901
Distributions reinvested	3,446	4,656	2,200	2,793
Cost of shares redeemed	(122,644)	(80,598)	(49,708)	(37,543)

Change in net assets resulting from Class I capital transactions	$29,760	$77,947	$(5,095)	$9,151

Class T (a)
Proceeds from shares issued	$20	$—	$20	$—
Distributions reinvested	— (b)	—	— (b)	—

Change in net assets resulting from Class T capital transactions	$20	$—	$20	$—

Total change in net assets resulting from capital transactions	$(802,511)	$133,100	$(642,559)	$(79,747)

(a)	Commencement of offering of class of shares effective June 6, 2017.
(b)	Amounts rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN INVESTOR FUNDS	19

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Investor Balanced Fund		Investor Conservative Growth Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	17,833	36,108	14,566	27,128
Reinvested	8,886	13,251	5,932	8,416
Redeemed	(71,214)	(47,331)	(53,038)	(40,276)

Change in Class A Shares	(44,495)	2,028	(32,540)	(4,732)

Class C
Issued	10,952	18,572	17,927	30,610
Reinvested	2,317	3,748	3,527	5,462
Redeemed	(24,334)	(20,642)	(39,493)	(38,552)

Change in Class C Shares	(11,065)	1,678	(18,039)	(2,480)

Class I (formerly Select Class)
Issued	9,958	10,448	3,352	3,548
Reinvested	233	328	175	228
Redeemed	(8,157)	(5,624)	(3,922)	(3,004)

Change in Class I Shares	2,034	5,152	(395)	772

Class T (a)
Issued	1	—	2	—
Reinvested	— (b)	—	— (b)	—

Change in Class T Shares	1	—	2	—

(a)	Commencement of offering of class of shares effective June 6, 2017.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2017

	Investor Growth Fund		Investor Growth & Income Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$122,390	$209,821	$135,891	$250,438
Distributions reinvested	103,579	118,749	105,860	134,109
Cost of shares redeemed	(421,646)	(240,399)	(620,548)	(362,157)

Change in net assets resulting from Class A capital transactions	$(195,677)	$88,171	$(378,797)	$22,390

Class C
Proceeds from shares issued	$44,771	$69,494	$58,135	$94,978
Distributions reinvested	14,448	16,602	15,258	20,410
Cost of shares redeemed	(87,416)	(56,521)	(141,358)	(98,007)

Change in net assets resulting from Class C capital transactions	$(28,197)	$29,575	$(67,965)	$17,381

Class I (formerly Select Class)
Proceeds from shares issued	$105,940	$111,442	$61,573	$55,582
Distributions reinvested	4,159	3,969	2,743	4,742
Cost of shares redeemed	(85,525)	(62,692)	(87,005)	(48,123)

Change in net assets resulting from Class I capital transactions	$24,574	$52,719	$(22,689)	$12,201

Class T (a)
Proceeds from shares issued	$20	$—	$20	$—
Distributions reinvested	— (b)	—	— (b)	—

Change in net assets resulting from Class T capital transactions	$20	$—	$20	$—

Total change in net assets resulting from capital transactions	$(199,280)	$170,465	$(469,431)	$51,972

(a)	Commencement of offering of class of shares effective June 6, 2017.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN INVESTOR FUNDS	21

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Investor Growth Fund		Investor Growth & Income Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	6,334	11,358	8,160	15,592
Reinvested	5,503	6,595	6,465	8,537
Redeemed	(21,701)	(13,034)	(37,043)	(22,696)

Change in Class A Shares	(9,864)	4,919	(22,418)	1,433

Class C
Issued	2,452	3,961	3,584	6,045
Reinvested	814	972	961	1,335
Redeemed	(4,765)	(3,257)	(8,678)	(6,328)

Change in Class C Shares	(1,499)	1,676	(4,133)	1,052

Class I (formerly Select Class)
Issued	5,355	5,783	3,738	3,529
Reinvested	216	217	169	306
Redeemed	(4,322)	(3,386)	(5,287)	(3,063)

Change in Class I Shares	1,249	2,614	(1,380)	772

Class T (a)
Issued	1	—	1	—
Reinvested	— (b)	—	— (b)	—

Change in Class T Shares	1	—	1	—

(a)	Commencement of offering of class of shares effective June 6, 2017.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2017	J.P. MORGAN INVESTOR FUNDS	23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period
Investor Balanced Fund
Class A
Year Ended June 30, 2017	$14.33	$0.23	(g)	$1.33	$1.56	$(0.24)	$(0.28)	$(0.52)	$15.37
Year Ended June 30, 2016	15.12	0.22	(g)	(0.29)	(0.07)	(0.25)	(0.47)	(0.72)	14.33
Year Ended June 30, 2015	15.25	0.19		0.24	0.43	(0.28)	(0.28)	(0.56)	15.12
Year Ended June 30, 2014	13.61	0.17	(g)	1.74	1.91	(0.23)	(0.04)	(0.27)	15.25
Year Ended June 30, 2013	12.53	0.20	(g)	1.11	1.31	(0.23)	—	(0.23)	13.61

Class C
Year Ended June 30, 2017	14.13	0.14	(g)	1.30	1.44	(0.15)	(0.28)	(0.43)	15.14
Year Ended June 30, 2016	14.92	0.14	(g)	(0.29)	(0.15)	(0.17)	(0.47)	(0.64)	14.13
Year Ended June 30, 2015	15.05	0.13		0.23	0.36	(0.21)	(0.28)	(0.49)	14.92
Year Ended June 30, 2014	13.44	0.09	(g)	1.71	1.80	(0.15)	(0.04)	(0.19)	15.05
Year Ended June 30, 2013	12.39	0.13	(g)	1.09	1.22	(0.17)	—	(0.17)	13.44

Class I (formerly Select Class)
Year Ended June 30, 2017	14.35	0.27	(g)	1.33	1.60	(0.28)	(0.28)	(0.56)	15.39
Year Ended June 30, 2016	15.14	0.26	(g)	(0.30)	(0.04)	(0.28)	(0.47)	(0.75)	14.35
Year Ended June 30, 2015	15.27	0.24		0.23	0.47	(0.32)	(0.28)	(0.60)	15.14
Year Ended June 30, 2014	13.62	0.20	(g)	1.75	1.95	(0.26)	(0.04)	(0.30)	15.27
Year Ended June 30, 2013	12.55	0.23	(g)	1.10	1.33	(0.26)	—	(0.26)	13.62

Class T
June 6, 2017 (h) through June 30, 2017	15.45	0.02	(g)	(0.07)	(0.05)	(0.05)	—	(0.05)	15.35

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Does not include expenses of Underlying Funds.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2017

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (c)(d)	Net assets, end of period (000's)	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (c)

11.09%	$3,430,816	0.52%	1.55%	0.65%	4%
(0.40)	3,836,242	0.46	1.55	0.67	12
2.89	4,018,244	0.34	1.26	0.66	10
14.12	3,749,519	0.41	1.16	0.67	12
10.54	2,797,749	0.50	1.51	0.69	19

10.40	1,071,522	1.09	0.97	1.15	4
(0.95)	1,155,896	1.01	1.00	1.16	12
2.45	1,195,830	0.80	0.81	1.16	10
13.50	995,919	0.97	0.61	1.17	12
9.89	564,358	1.01	0.99	1.19	19

11.36	469,758	0.27	1.80	0.38	4
(0.15)	408,797	0.20	1.83	0.39	12
3.15	353,402	0.08	1.51	0.40	10
14.45	329,525	0.16	1.39	0.42	12
10.71	293,756	0.25	1.75	0.44	19

(0.30)	20	0.52	1.80	0.65	4

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN INVESTOR FUNDS	25

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period
Investor Conservative Growth Fund
Class A
Year Ended June 30, 2017	$12.36	$0.23	(g)	$0.61	$0.84	$(0.23)	$(0.17)	$(0.40)	$12.80
Year Ended June 30, 2016	12.78	0.22	(g)	(0.11)	0.11	(0.23)	(0.30)	(0.53)	12.36
Year Ended June 30, 2015	13.00	0.19		0.05	0.24	(0.22)	(0.24)	(0.46)	12.78
Year Ended June 30, 2014	12.01	0.18	(g)	1.02	1.20	(0.21)	—	(0.21)	13.00
Year Ended June 30, 2013	11.46	0.19	(g)	0.58	0.77	(0.22)	—	(0.22)	12.01

Class C
Year Ended June 30, 2017	12.30	0.15	(g)	0.62	0.77	(0.15)	(0.17)	(0.32)	12.75
Year Ended June 30, 2016	12.73	0.15	(g)	(0.12)	0.03	(0.16)	(0.30)	(0.46)	12.30
Year Ended June 30, 2015	12.95	0.13		0.06	0.19	(0.17)	(0.24)	(0.41)	12.73
Year Ended June 30, 2014	11.97	0.11	(g)	1.01	1.12	(0.14)	—	(0.14)	12.95
Year Ended June 30, 2013	11.42	0.13	(g)	0.58	0.71	(0.16)	—	(0.16)	11.97

Class I (formerly Select Class)
Year Ended June 30, 2017	12.42	0.26	(g)	0.62	0.88	(0.26)	(0.17)	(0.43)	12.87
Year Ended June 30, 2016	12.84	0.25	(g)	(0.11)	0.14	(0.26)	(0.30)	(0.56)	12.42
Year Ended June 30, 2015	13.06	0.22		0.06	0.28	(0.26)	(0.24)	(0.50)	12.84
Year Ended June 30, 2014	12.06	0.21	(g)	1.03	1.24	(0.24)	—	(0.24)	13.06
Year Ended June 30, 2013	11.51	0.22	(g)	0.58	0.80	(0.25)	—	(0.25)	12.06

Class T
June 6, 2017 (h) through June 30, 2017	12.85	0.02	(g)	(0.05)	(0.03)	(0.02)	—	(0.02)	12.80

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Does not include expenses of Underlying Funds.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2017

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (c)(d)	Net assets, end of period (000's)	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (c)

6.92%	$2,081,812	0.52%	1.80%	0.65%	6%
0.97	2,411,763	0.46	1.76	0.66	12
1.89	2,554,155	0.34	1.46	0.66	11
10.05	2,516,247	0.41	1.41	0.66	20
6.76	2,220,725	0.50	1.63	0.68	14

6.40	1,573,159	1.10	1.22	1.15	6
0.34	1,740,461	1.01	1.21	1.16	12
1.44	1,831,636	0.79	1.02	1.16	11
9.42	1,580,447	0.97	0.87	1.16	20
6.27	1,142,903	1.01	1.12	1.18	14

7.22	135,687	0.27	2.05	0.40	6
1.22	135,832	0.21	2.02	0.41	12
2.13	130,507	0.09	1.71	0.40	11
10.35	119,664	0.16	1.66	0.41	20
6.97	112,843	0.25	1.87	0.43	14

(0.26)	20	0.51	2.22	0.68	6

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN INVESTOR FUNDS	27

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period
Investor Growth Fund
Class A
Year Ended June 30, 2017	$18.04	$0.18	$3.19	$3.37	$(0.19)	$(0.84)	$(1.03)	$20.38
Year Ended June 30, 2016	19.95	0.17	(0.89)	(0.72)	(0.24)	(0.95)	(1.19)	18.04
Year Ended June 30, 2015	19.59	0.15	0.91	1.06	(0.39)	(0.31)	(0.70)	19.95
Year Ended June 30, 2014	16.25	0.11	3.45	3.56	(0.22)	—	(0.22)	19.59
Year Ended June 30, 2013	13.88	0.14	2.38	2.52	(0.15)	—	(0.15)	16.25

Class C
Year Ended June 30, 2017	17.10	0.06	3.01	3.07	(0.13)	(0.84)	(0.97)	19.20
Year Ended June 30, 2016	19.01	0.07	(0.85)	(0.78)	(0.18)	(0.95)	(1.13)	17.10
Year Ended June 30, 2015	18.75	0.05	0.87	0.92	(0.35)	(0.31)	(0.66)	19.01
Year Ended June 30, 2014	15.60	0.01	3.30	3.31	(0.16)	—	(0.16)	18.75
Year Ended June 30, 2013	13.34	0.05	2.30	2.35	(0.09)	—	(0.09)	15.60

Class I (formerly Select Class)
Year Ended June 30, 2017	18.37	0.23	3.25	3.48	(0.24)	(0.84)	(1.08)	20.77
Year Ended June 30, 2016	20.29	0.23	(0.91)	(0.68)	(0.29)	(0.95)	(1.24)	18.37
Year Ended June 30, 2015	19.91	0.20	0.93	1.13	(0.44)	(0.31)	(0.75)	20.29
Year Ended June 30, 2014	16.51	0.16	3.50	3.66	(0.26)	—	(0.26)	19.91
Year Ended June 30, 2013	14.09	0.17	2.44	2.61	(0.19)	—	(0.19)	16.51

Class T
June 6, 2017 (h) through June 30, 2017	20.43	0.01	(0.06)	(0.05)	(0.02)	—	(0.02)	20.36

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2017

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (d)(e)	Net assets, end of period (000's)	Net expenses (f)(g)	Net investment income (loss) (c)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

19.19%	$1,937,119	0.52%	0.93%	0.70%	8%
(3.54)	1,893,308	0.47	0.93	0.72	8
5.51	1,994,792	0.38	0.74	0.71	10
21.95	1,791,194	0.41	0.59	0.71	8
18.28	1,344,928	0.49	0.89	0.76	15

18.47	274,389	1.09	0.35	1.19	8
(4.05)	270,007	1.02	0.39	1.21	8
4.97	268,270	0.85	0.26	1.21	10
21.30	226,430	0.95	0.05	1.21	8
17.69	157,546	1.04	0.34	1.25	15

19.46	346,558	0.27	1.17	0.39	8
(3.28)	283,616	0.20	1.21	0.40	8
5.80	260,097	0.10	1.01	0.42	10
22.25	182,413	0.16	0.85	0.46	8
18.64	123,906	0.24	1.13	0.51	15

(0.24)	20	0.51	1.11	0.64	8

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN INVESTOR FUNDS	29

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period
Investor Growth & Income Fund
Class A
Year Ended June 30, 2017	$15.79	$0.22	$2.07	$2.29	$(0.23)	$(0.48)	$(0.71)	$17.37
Year Ended June 30, 2016	17.02	0.21	(0.58)	(0.37)	(0.25)	(0.61)	(0.86)	15.79
Year Ended June 30, 2015	17.11	0.19	0.44	0.63	(0.33)	(0.39)	(0.72)	17.02
Year Ended June 30, 2014	14.78	0.16	2.40	2.56	(0.23)	—	(0.23)	17.11
Year Ended June 30, 2013	13.17	0.18	1.64	1.82	(0.21)	—	(0.21)	14.78

Class C
Year Ended June 30, 2017	15.39	0.12	2.01	2.13	(0.13)	(0.48)	(0.61)	16.91
Year Ended June 30, 2016	16.62	0.12	(0.57)	(0.45)	(0.17)	(0.61)	(0.78)	15.39
Year Ended June 30, 2015	16.72	0.11	0.44	0.55	(0.26)	(0.39)	(0.65)	16.62
Year Ended June 30, 2014	14.46	0.07	2.34	2.41	(0.15)	—	(0.15)	16.72
Year Ended June 30, 2013	12.89	0.10	1.61	1.71	(0.14)	—	(0.14)	14.46

Class I (formerly Select Class)
Year Ended June 30, 2017	15.57	0.25	2.04	2.29	(0.27)	(0.48)	(0.75)	17.11
Year Ended June 30, 2016	16.80	0.25	(0.58)	(0.33)	(0.29)	(0.61)	(0.90)	15.57
Year Ended June 30, 2015	16.89	0.23	0.44	0.67	(0.37)	(0.39)	(0.76)	16.80
Year Ended June 30, 2014	14.59	0.19	2.38	2.57	(0.27)	—	(0.27)	16.89
Year Ended June 30, 2013	13.00	0.21	1.63	1.84	(0.25)	—	(0.25)	14.59

Class T
June 6, 2017 (h) through June 30, 2017	17.44	0.02	(0.07)	(0.05)	(0.04)	—	(0.04)	17.35

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2017

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (d)(e)	Net assets, end of period (000's)	Net expenses (f)(g)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

14.82%	$2,348,659	0.52%	1.30%	0.67%	7%
(2.06)	2,489,097	0.46	1.33	0.69	13
3.78	2,659,305	0.36	1.11	0.69	9
17.40	2,432,024	0.41	0.96	0.68	10
13.91	1,812,603	0.49	1.29	0.72	20

14.17	385,447	1.10	0.73	1.17	7
(2.63)	414,439	1.02	0.79	1.19	13
3.37	430,037	0.82	0.65	1.19	9
16.72	358,544	0.96	0.42	1.18	10
13.34	225,157	1.02	0.76	1.21	20

15.07	238,466	0.27	1.53	0.39	7
(1.82)	238,427	0.20	1.60	0.40	13
4.11	244,290	0.09	1.38	0.41	9
17.71	208,836	0.16	1.21	0.44	10
14.22	156,714	0.24	1.53	0.47	20

(0.27)	20	0.51	1.51	0.64	7

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN INVESTOR FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 4 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Investor Balanced Fund	Class A, Class C, Class I* and Class T**	Diversified
Investor Conservative Growth Fund	Class A, Class C, Class I* and Class T**	Diversified
Investor Growth Fund	Class A, Class C, Class I* and Class T**	Diversified
Investor Growth & Income Fund	Class A, Class C, Class I* and Class T**	Diversified

*	Effective April 3, 2017, Select Class was renamed Class I.
**	Class T commenced operations on June 6, 2017.

The investment objective of the Investor Balanced Fund is to seek high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity and fixed income securities.

The investment objective of the Investor Conservative Growth Fund is to seek income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities.

The investment objective of the Investor Growth Fund is to seek long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

The investment objective of the Investor Growth & Income Fund is to seek long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

Class A and Class T Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency (through April 2, 2017), distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Effective April 3, 2017 sub-transfer agency and shareholder servicing fees were consolidated into a single service fee. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares will automatically convert to Class A Shares after ten years.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Investment Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s net asset value per share (“NAV”) as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

32	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2017

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investor Balanced Fund
Total Investments in Securities (a)	$4,964,097	$—	$—	$4,964,097

Investor Conservative Growth Fund
Total Investments in Securities (a)	$3,786,249	$—	$—	$3,786,249

Investor Growth Fund
Total Investments in Securities (a)	$2,556,709	$—	$—	$2,556,709

Investor Growth & Income Fund
Total Investments in Securities (a)	$2,966,584	$—	$—	$2,966,584

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for asset class specifics of portfolio holdings.

There were no transfers among any levels during the year ended June 30, 2017.

B. Investment Transactions with Affiliates — The Funds invested in Underlying Funds advised by Adviser. An issuer which is under common control with a fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Included in the purchases and sales amounts in the table below are exchanges between certain share classes of the Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover. Included in the realized gain (loss) amounts in the tables below are distributions of realized capital gains, if any, received from the Underlying Funds (amounts in thousands):

		For the year ended June 30, 2017
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2017	Value at June 30, 2017
Investor Balanced Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$6,200	$—	$6,207	$(2,848)	$—	—	$—
JPMorgan Core Bond Fund, Class R6 Shares	938,847	41,953	86,533	2,021	25,035	74,324	864,389
JPMorgan Core Plus Bond Fund, Class R6 Shares	546,164	14,786	53,047	(711)	14,786	60,477	500,148
JPMorgan Dynamic Growth Fund, Class R5 Shares	110,509	1,324	42,076	11,164	—	3,039	98,716
JPMorgan Emerging Economies Fund, Class R6 Shares	54,574	914	4,226	(399)	914	4,852	64,143
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	56,669	2,781	9,948	94	2,781	6,049	49,783
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	55,746	491	4,772	182	491	2,524	65,093
JPMorgan Equity Income Fund, Class R6 Shares	87,879	2,467	8,283	1,557	1,915	5,812	92,523
JPMorgan Floating Rate Income Fund, Class R6 Shares	180,386	7,350	28,476	(2,153)	7,350	17,299	162,788
JPMorgan Global Research Enhanced Index Fund, Class I Shares	176,802	4,038	43,603	4,425	4,038	7,936	164,433
JPMorgan Government Bond Fund, Select Class Shares	12,611	25	11,862	—	25	—	—
JPMorgan Government Bond Fund, Class R6 Shares	—	12,044	12,281	280	139	—	—
JPMorgan High Yield Fund, Class R6 Shares	271,608	14,031	97,360	(3,617)	14,031	26,885	200,025
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	79,493	3,267	4,608	(178)	1,674	7,551	77,323
JPMorgan International Equity Fund, Class R6 Shares	91,267	623	24,575	(1,329)	623	5,132	85,137

JUNE 30, 2017	J.P. MORGAN INVESTOR FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

		For the year ended June 30, 2017
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2017	Value at June 30, 2017
JPMorgan International Research Enhanced Equity Fund, Class I Shares	$259,490	$6,852	$38,481	$(9,277)	$6,852	15,442	$275,639
JPMorgan Intrepid America Fund, Class R6 Shares	309,701	15,700	25,519	12,338	4,512	8,582	337,614
JPMorgan Intrepid European Fund, Class L Shares	100,729	2,542	3,054	(207)	2,542	4,600	119,913
JPMorgan Intrepid Growth Fund, Class R6 Shares	160,300	4,565	27,615	13,611	1,904	3,474	169,306
JPMorgan Intrepid Mid Cap Fund, Class R6 Shares	122,104	754	42,265	7,469	730	4,167	96,886
JPMorgan Large Cap Growth Fund, Class R6 Shares	57,760	8,878	11,545	5,947	—	1,668	65,438
JPMorgan Large Cap Value Fund, Class R6 Shares	133,167	7,630	39,716	13,331	1,835	8,412	128,533
JPMorgan Latin America Fund, Class R6 Shares	17,757	238	9,735	(3,444)	238	700	10,122
JPMorgan Limited Duration Bond Fund, Class R6 Shares	216,563	3,151	14,052	(33)	3,151	20,504	205,654
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	43,539	67,642	111,181	—	21	—	—
JPMorgan Market Expansion Enhanced Index Fund, Class I Shares	207,074	19,551	85,338	18,187	1,704	13,635	158,985
JPMorgan Mid Cap Growth Fund, Class R6 Shares	4,612	2	5,111	1,111	—	—	—
JPMorgan Multi-Cap Market Neutral Fund, Class I Shares	68,256	—	19,560	862	—	4,850	49,614
JPMorgan Research Market Neutral Fund, Class L Shares	85,390	—	39,966	(1,974)	—	3,257	49,629
JPMorgan Small Cap Value Fund, Class R6 Shares	18,771	180	—	14	166	728	22,448
JPMorgan Strategic Income Opportunities Fund, Class R5 Shares	88,278	7,769	1,997	(48)	4,060	8,273	96,465
JPMorgan Systematic Alpha Fund, Class R6 Shares	89,078	381	—	170	211	5,983	91,901
JPMorgan U.S. Dynamic Plus Fund, Class I Shares	41,714	—	43,857	12,793	—	—	—
JPMorgan U.S. Equity Fund, Class R6 Shares	432,819	21,793	38,136	19,976	5,463	30,316	481,111
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	664,760	619,956	—	201	44,804	44,804
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	165,163	5,966	189,786	82,056	638	—	—
JPMorgan Unconstrained Debt Fund, Class R6 Shares	19,002	23,409	—	—	679	4,284	42,843
JPMorgan Value Advantage Fund, Class R6 Shares	—	78,233	17,066	1,973	1,349	2,758	92,691
JPMorgan Value Advantage Fund, Institutional Class Shares	93,526	—	76,885	—	—	—	—

Total	$5,403,548			$183,343	$110,058		$4,964,097

		For the year ended June 30, 2017
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2017	Value at June 30, 2017
Investor Conservative Growth Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$5,157	$—	$5,180	$(2,344)	$—	—	$—
JPMorgan Core Bond Fund, Class R6 Shares	1,153,962	34,399	120,293	2,526	30,249	88,715	1,031,757
JPMorgan Core Plus Bond Fund, Class R6 Shares	562,340	14,960	81,536	(951)	14,960	58,943	487,454
JPMorgan Dynamic Growth Fund, Class R5 Shares	46,874	573	15,750	3,730	—	1,368	44,445
JPMorgan Emerging Economies Fund, Class R6 Shares	24,918	8,214	1,639	(140)	415	2,878	38,041
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	40,915	2,092	5,138	10	2,092	4,622	38,039
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	26,155	5,569	864	11	232	1,475	38,035
JPMorgan Equity Income Fund, Class R6 Shares	70,211	1,962	11,958	3,356	1,513	4,310	68,607
JPMorgan Floating Rate Income Fund, Class R6 Shares	164,685	7,062	31,997	(2,299)	7,062	15,211	143,137
JPMorgan Global Research Enhanced Index Fund, Class I Shares	48,469	1,130	11,285	1,395	1,130	2,211	45,813
JPMorgan Government Bond Fund, Class R6 Shares	—	40,611	1,973	39	807	3,751	39,574
JPMorgan Government Bond Fund, Select Class Shares	34,923	70	32,711	—	70	—	—
JPMorgan High Yield Fund, Class R6 Shares	236,495	11,960	139,297	(161)	11,960	16,081	119,641
JPMorgan Income Fund, Class R6 Shares	—	70,377	—	—	377	7,410	70,397
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	99,359	1,850	29,045	(659)	1,850	6,965	71,322
JPMorgan International Equity Fund, Class R6 Shares	42,123	295	6,358	(533)	295	2,687	44,583
JPMorgan International Research Enhanced Equity Fund, Class I Shares	145,828	3,746	31,404	(7,091)	3,746	8,067	143,997

34	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2017

		For the year ended June 30, 2017
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2017	Value at June 30, 2017
JPMorgan Intrepid America Fund, Class R6 Shares	$182,553	$22,624	$24,063	$10,336	$2,546	5,166	$203,213
JPMorgan Intrepid European Fund, Class L Shares	46,091	1,163	6,135	(1,120)	1,163	1,900	49,537
JPMorgan Intrepid Growth Fund, Class R6 Shares	101,993	1,160	23,561	11,649	1,160	2,033	99,108
JPMorgan Intrepid Mid Cap Fund, Class R6 Shares	50,538	312	57,192	21,957	302	—	—
JPMorgan Large Cap Value Fund, Class R6 Shares	19,358	2,967	1,548	1,023	323	1,638	25,031
JPMorgan Latin America Fund, Class R6 Shares	11,426	162	12,229	(4,070)	162	—	—
JPMorgan Limited Duration Bond Fund, Class R6 Shares	345,089	4,920	36,560	(70)	4,920	31,245	313,389
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	38,258	51,935	90,193	—	18	—	—
JPMorgan Market Expansion Enhanced Index Fund, Class I Shares	60,194	6,112	22,326	5,425	524	4,220	49,201
JPMorgan Mid Cap Growth Fund, Class R6 Shares	38,493	17	7,796	1,098	—	1,192	38,378
JPMorgan Multi-Cap Market Neutral Fund, Class I Shares	60,135	—	22,627	1,186	—	3,741	38,275
JPMorgan Research Market Neutral Fund, Class L Shares	67,488	—	32,630	(1,705)	—	2,494	38,011
JPMorgan Small Cap Value Fund, Class R6 Shares	32,495	241	13,825	772	223	797	24,562
JPMorgan Strategic Income Opportunities Fund, Class R5 Shares	97,157	3,757	31,744	(796)	3,757	6,157	71,794
JPMorgan Systematic Alpha Fund, Class R6 Shares	82,983	8,558	2,105	153	191	5,971	91,720
JPMorgan U.S. Dynamic Plus Fund, Class I Shares	20,696	—	22,141	8,005	—	—	—
JPMorgan U.S. Equity Fund, Class R6 Shares	178,973	8,258	28,454	13,268	2,099	11,600	184,085
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	556,316	521,987	—	155	34,329	34,329
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	69,024	2,006	78,511	36,320	219	—	—
JPMorgan Unconstrained Debt Fund, Class R6 Shares	17,575	17,923	—	— (a)	622	3,588	35,884
JPMorgan Value Advantage Fund, Class R6 Shares	—	45,735	13,826	1,522	971	1,931	64,890
JPMorgan Value Advantage Fund, Institutional Class Shares	67,250	—	44,763	—	—	—	—

Total	$4,290,183			$101,842	$96,113		$3,786,249

		For the year ended June 30, 2017
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2017	Value at June 30, 2017
Investor Growth Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$7,169	$3,369	$—	$—	$—	1,131	$9,819
JPMorgan Core Bond Fund, Class R6 Shares	81,438	36,752	1,534	278	2,636	9,827	114,284
JPMorgan Core Plus Bond Fund, Class R6 Shares	28,568	790	764	(16)	790	3,408	28,184
JPMorgan Dynamic Growth Fund, Class R5 Shares	24,640	295	13,312	3,166	—	549	17,839
JPMorgan Emerging Economies Fund, Class R6 Shares	42,824	725	4,132	(634)	725	3,732	49,335
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	11,118	1,922	255	(8)	610	1,560	12,842
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	44,876	395	5,945	(159)	395	1,935	49,903
JPMorgan Equity Income Fund, Class R6 Shares	37,598	3,974	—	241	858	2,898	46,135
JPMorgan Floating Rate Income Fund, Class R6 Shares	21,553	944	1,290	(55)	944	2,299	21,633
JPMorgan Global Research Enhanced Index Fund, Class I Shares	64,521	2,558	5,166	386	1,505	3,494	72,386
JPMorgan High Yield Fund, Class R6 Shares	80,953	4,586	18,840	598	4,586	9,449	70,302
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	11,421	122	11,445	201	122	8	83
JPMorgan International Equity Fund, Class R6 Shares	98,774	1,559	6,741	(80)	775	6,958	115,430
JPMorgan International Research Enhanced Equity Fund, Class I Shares	129,244	25,738	2,064	(524)	3,413	10,106	180,397
JPMorgan International Unconstrained Equity Fund, Class R6 Shares	51,818	13,885	—	— (a)	1,319	3,877	76,454
JPMorgan Intrepid America Fund, Class R6 Shares	266,407	11,486	10,522	8,026	3,965	7,639	300,516
JPMorgan Intrepid European Fund, Class L Shares	65,631	8,172	779	(53)	1,656	3,318	86,498
JPMorgan Intrepid Growth Fund, Class R6 Shares	124,488	1,454	22,783	12,408	1,454	2,614	127,427
JPMorgan Intrepid Mid Cap Fund, Class R6 Shares	82,866	512	48,979	12,231	496	1,938	45,064

JUNE 30, 2017	J.P. MORGAN INVESTOR FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

		For the year ended June 30, 2017
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/ (Loss)	Dividend Income	Shares at June 30, 2017	Value at June 30, 2017
JPMorgan Large Cap Growth Fund, Class R6 Shares	$182,188	$16,554	$31,499	$21,852	$—	5,073	$199,016
JPMorgan Large Cap Value Fund, Class R6 Shares	233,933	15,009	40,950	12,334	3,501	16,867	257,728
JPMorgan Latin America Fund, Class R6 Shares	10,654	2,356	4,295	(1,685)	153	692	10,006
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	24,355	26,089	50,444	—	10	—	—
JPMorgan Market Expansion Enhanced Index Fund, Class I Shares	144,700	14,669	28,052	11,648	1,278	12,299	143,402
JPMorgan Mid Cap Growth Fund, Class R6 Shares	30,919	2,604	5,978	271	—	1,041	33,536
JPMorgan Multi-Cap Market Neutral Fund, Class I Shares	5,895	—	6,049	410	—	—	—
JPMorgan Research Market Neutral Fund, Class L Shares	6,185	—	6,393	(1)	—	—	—
JPMorgan Small Cap Value Fund, Class R6 Shares	45,661	2,961	22,679	11,865	304	1,077	33,213
JPMorgan Strategic Income Opportunities Fund, Class R5 Shares	4,771	132	5,052	(30)	132	—	—
JPMorgan Systematic Alpha Fund, Class R6 Shares	21,225	3,999	—	41	50	1,680	25,805
JPMorgan U.S. Dynamic Plus Fund, Class I Shares	21,943	—	22,637	5,725	—	—	—
JPMorgan U.S. Equity Fund, Class R6 Shares	308,126	15,787	13,122	12,718	3,978	22,517	357,350
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	254,604	230,009	—	104	24,595	24,595
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	87,118	3,788	101,634	40,189	413	—	—
JPMorgan Unconstrained Debt Fund, Class R6 Shares	4,006	115	4,101	(208)	115	—	—
JPMorgan Value Advantage Fund, Class R6 Shares	—	31,249	1,552	112	699	1,414	47,527
JPMorgan Value Advantage Fund, Institutional Class Shares	41,521	—	30,550	—	—	—	—

Total	$2,449,107			$151,247	$36,986		$2,556,709

		For the year ended June 30, 2017
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/ (Loss)	Dividend Income	Shares at June 30, 2017	Value at June 30, 2017
Investor Growth & Income Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$10,475	$2,205	$2,770	$(1,530)	$—	1,054	$9,152
JPMorgan Core Bond Fund, Class R6 Shares	292,649	39,974	11,676	775	8,263	26,807	311,768
JPMorgan Core Plus Bond Fund, Class R6 Shares	201,262	9,582	20,784	(324)	5,451	22,637	187,208
JPMorgan Dynamic Growth Fund, Class R5 Shares	44,525	503	26,744	6,629	—	890	28,903
JPMorgan Emerging Economies Fund, Class R6 Shares	46,267	725	10,126	(1,448)	725	3,550	46,927
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	18,372	855	4,385	55	855	1,815	14,941
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	43,901	370	6,970	(21)	369	1,840	47,446
JPMorgan Equity Income Fund, Class R6 Shares	51,155	1,430	3,402	636	1,111	3,471	55,256
JPMorgan Floating Rate Income Fund, Class R6 Shares	116,720	4,911	26,314	(1,863)	4,911	10,382	97,698
JPMorgan Global Research Enhanced Index Fund, Class I Shares	113,931	2,586	29,679	2,823	2,586	5,028	104,179
JPMorgan Government Bond Fund, Class R6 Shares	—	11,865	11,282	(543)	153	—	—
JPMorgan Government Bond Fund, Select Class Shares	11,627	23	11,672	—	23	—	—
JPMorgan High Yield Fund, Class R6 Shares	153,834	7,987	48,725	(1,459)	7,987	16,090	119,711
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	40,274	2,433	1,537	(72)	856	3,978	40,738
JPMorgan International Equity Fund, Class R6 Shares	103,204	639	42,390	(1,927)	639	4,860	80,630
JPMorgan International Research Enhanced Equity Fund, Class I Shares	144,143	3,806	17,159	(6,043)	3,806	8,824	157,511
JPMorgan International Unconstrained Equity Fund, Class R6 Shares	10,786	19,028	—	—	526	1,710	33,729
JPMorgan Intrepid America Fund, Class R6 Shares	298,418	16,346	29,179	12,278	4,340	8,189	322,151
JPMorgan Intrepid European Fund, Class L Shares	77,853	1,965	3,136	(603)	1,965	3,512	91,556
JPMorgan Intrepid Growth Fund, Class R6 Shares	94,346	2,687	18,666	9,384	1,102	1,987	96,834
JPMorgan Intrepid Mid Cap Fund, Class R6 Shares	49,102	303	25,310	4,580	294	1,319	30,658
JPMorgan Large Cap Growth Fund, Class R6 Shares	163,865	14,734	43,410	23,143	—	4,133	162,136
JPMorgan Large Cap Value Fund, Class R6 Shares	174,743	10,535	46,913	13,380	2,484	11,480	175,420
JPMorgan Latin America Fund, Class R6 Shares	8,737	4,086	6,002	(1,874)	86	553	7,995

36	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2017

		For the year ended June 30, 2017
Affiliate	Value at June 30, 2016	Purchase Cost	Sales Proceeds	Realized Gain/ (Loss)	Dividend Income	Shares at June 30, 2017	Value at June 30, 2017
JPMorgan Limited Duration Bond Fund, Class R6 Shares	$23,785	$10,512	$3,379	$(1)	$405	3,085	$30,939
JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares	27,170	51,340	78,510	—	12	—	—
JPMorgan Market Expansion Enhanced Index Fund, Class I Shares	130,847	13,557	38,793	14,558	1,168	10,026	116,903
JPMorgan Mid Cap Growth Fund, Class R6 Shares	27,325	2,527	4,612	311	—	954	30,734
JPMorgan Multi-Cap Market Neutral Fund, Class I Shares	32,110	—	10,354	417	—	2,165	22,149
JPMorgan Research Market Neutral Fund, Class L Shares	37,009	—	16,312	(619)	—	1,472	22,440
JPMorgan Small Cap Value Fund, Class R6 Shares	45,192	1,929	16,806	3,683	315	1,232	37,972
JPMorgan Strategic Income Opportunities Fund, Class R5 Shares	22,696	4,863	—	—	1,091	2,416	28,170
JPMorgan Systematic Alpha Fund, Class R6 Shares	45,731	195	—	87	108	3,072	47,180
JPMorgan U.S. Dynamic Plus Fund, Class I Shares	29,546	—	30,561	7,928	—	—	—
JPMorgan U.S. Equity Fund, Class R6 Shares	294,894	14,813	25,690	13,225	3,727	20,677	328,150
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	—	405,865	381,480	—	118	24,385	24,385
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	91,877	3,717	105,793	43,753	391	—	—
JPMorgan Unconstrained Debt Fund, Class R6 Shares	11,095	319	11,399	(509)	319	—	—
JPMorgan Value Advantage Fund, Class R6 Shares	—	40,790	9,358	936	805	1,637	55,015
JPMorgan Value Advantage Fund, Institutional Class Shares	54,967	—	39,985	—	—	—	—

Total	$3,144,433			$139,745	$56,991		$2,966,584

(a)	Amount rounds to less than 500.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Distributions of net investment income and realized capital gains from the Underlying Funds are recorded on the ex-dividend date.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses and sub-transfer agency fees were class-specific expenses up through April 2, 2017. Effective April 3, 2017, the Funds ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. Payments to financial intermediaries for sub-transfer agency services are made by JPMorgan Distribution Services, Inc. from the Shareholder Servicing Fee, which has been renamed as the Service Fee. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the year ended June 30, 2017 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class T	Total
Investor Balanced Fund
Transfer agency fees	$371	$50	$14	$—	$435
Sub-transfer agency fees	823	263	26	—	1,112
Investor Conservative Growth Fund
Transfer agency fees	183	45	16	—	244
Sub-transfer agency fees	491	323	20	—	834
Investor Growth Fund
Transfer agency fees	619	46	19	—	684
Sub-transfer agency fees	688	114	17	—	819
Investor Growth & Income Fund
Transfer agency fees	487	36	11	—	534
Sub-transfer agency fees	696	128	20	—	844

The Funds invest in other J.P. Morgan Funds and, as a result, bear a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown on the Financial Highlights. Certain expenses of Underlying Funds are waived as described in Note 3.F.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to

JUNE 30, 2017	J.P. MORGAN INVESTOR FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2017, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly, except for distributions from the Investor Conservative Growth Fund, for which distributions are generally declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Investor Balanced Fund	$—	$1,768	$(1,768)
Investor Conservative Growth Fund	—	676	(676)
Investor Growth Fund	—	2,749	(2,749)
Investor Growth & Income Fund	—	2,052	(2,052)

The reclassifications for the Funds relate primarily to investments in regulated investment companies.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.05% of each Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.10% of the first $500 million of the average daily net assets, 0.075% of the average daily net assets between $500 million and $1 billion of such funds and 0.05% of the average daily net assets in excess of $1 billion of such funds. For the year ended June 30, 2017, the effective rate was 0.06% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class T Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. Class I Shares do not charge distribution fees. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class T
0.25%	0.75%	0.25%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A and Class T Shares and the CDSC from redemptions of Class C Shares and certain Class A and Class T Shares for which front-end sales charges have been waived. For the year ended June 30, 2017, JPMDS retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Investor Balanced Fund	$736	$4
Investor Conservative Growth Fund	435	3
Investor Growth Fund	341	2
Investor Growth & Income Fund	380	3

38	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2017

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee that is accrued daily and paid monthly at an annual rate of 0.25% of the Funds’ average daily net assets.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class T
Investor Balanced Fund	0.52%	1.10%	0.27%	0.52	%*
Investor Conservative Growth Fund	0.52	1.10	0.27	0.52	*
Investor Growth Fund	0.52	1.10	0.27	0.52	*
Investor Growth & Income Fund	0.52	1.10	0.27	0.52	*

*	The contractual expense percentages in the table above are in place until at least February 28, 2018.

Except as noted above, the contractual expense limitation percentages are in place until at least October 31, 2017.

The Underlying Funds may impose separate advisory and service fees. To avoid charging a service fee at an effective rate above 0.25% of the Funds’ net assets, JPMDS will waive service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of service fees charged by the Underlying Funds. This waiver may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ service fees.

For the year ended June 30, 2017, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total
Investor Balanced Fund	$394	$259	$5,419	$6,072
Investor Conservative Growth Fund	582	384	3,103	4,069
Investor Growth Fund	786	522	2,846	4,154
Investor Growth & Income Fund	565	374	3,497	4,436

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund.

The amounts of these waivers resulting from investments in these money market funds for the year ended June 30, 2017 were as follows (amounts in thousands):

Investor Balanced Fund	$88
Investor Conservative Growth Fund	68
Investor Growth Fund	44
Investor Growth & Income Fund	51

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

JUNE 30, 2017	J.P. MORGAN INVESTOR FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

4. Investment Transactions

During the year ended June 30, 2017, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Investor Balanced Fund	$224,942	$1,078,794
Investor Conservative Growth Fund	253,311	930,988
Investor Growth Fund	197,910	448,543
Investor Growth & Income Fund	201,140	709,612

During the year ended June 30, 2017, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2017 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investor Balanced Fund	$4,140,521	$847,410	$23,834	$823,576
Investor Conservative Growth Fund	3,366,016	437,940	17,707	420,233
Investor Growth Fund	1,887,779	684,074	15,144	668,930
Investor Growth & Income Fund	2,324,968	661,489	19,873	641,616

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2017 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distribution Paid
Investor Balanced Fund	$79,573	$101,549	$181,122
Investor Conservative Growth Fund	66,391	56,239	122,630
Investor Growth Fund	25,664	109,949	135,613
Investor Growth & Income Fund	41,702	90,552	132,254

*	Short-term gains are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2016 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Investor Balanced Fund	$96,760	$164,749	$261,509
Investor Conservative Growth Fund	74,620	100,407	175,027
Investor Growth Fund	34,112	120,837	154,949
Investor Growth & Income Fund	53,000	116,156	169,156

*	Short-term gains are treated as ordinary income for income tax purposes.

40	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2017

As of June 30, 2017, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Investor Balanced Fund	$1,729	$166,375	$823,576
Investor Conservative Growth Fund	854	88,682	420,233
Investor Growth Fund	3,638	131,892	668,930
Investor Growth & Income Fund	5,689	120,105	641,616

The cumulative timing differences primarily consist of wash sale loss deferrals.

As of June 30, 2017, the Funds did not have any net capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the Securities and Exchange Commission (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended June 30, 2017.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended. The Funds did not utilize the Credit Facility during the year ended June 30, 2017.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2017, the Funds each had two affiliated omnibus accounts, which owned more than 10% of each Fund’s outstanding shares as follows:

% of the Fund
Investor Balanced Fund	76.7%
Investor Conservative Growth Fund	85.7
Investor Growth Fund	60.4
Investor Growth & Income Fund	70.6

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

JUNE 30, 2017	J.P. MORGAN INVESTOR FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

As of June 30, 2017, the Funds owned, in the aggregate, shares representing more than 10% of the net assets of the following Underlying Funds:

% of Net Assets
JPMorgan Multi-Cap Market Neutral Fund	88.4%
JPMorgan Systematic Alpha Fund	69.1
JPMorgan Income Fund	65.0
JPMorgan Latin America Fund	60.7
JPMorgan Dynamic Growth Fund	59.1
JPMorgan Large Cap Value Fund	55.9
JPMorgan Limited Duration Bond Fund	50.8
JPMorgan International Unconstrained Equity Fund	49.7
JPMorgan Research Market Neutral Fund	49.6
JPMorgan Intrepid Growth Fund	48.4
JPMorgan Market Expansion Enhanced Index Fund	46.4
JPMorgan International Research Enhanced Equity Fund	41.4
JPMorgan Intrepid European Fund	39.0
JPMorgan Intrepid America Fund	28.5
JPMorgan Intrepid Mid Cap Fund	19.4
JPMorgan Floating Rate Income Fund	17.8
JPMorgan Inflation Managed Bond Fund	13.0
JPMorgan Core Plus Bond Fund	12.9
JPMorgan Commodities Strategy Fund	12.3
JPMorgan Emerging Economies Fund	10.1

Because of the Funds’ investments in Underlying Funds, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and will require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X will apply to Funds’ fiscal year ends on or after August 1, 2017. At this time, management is currently evaluating the impact of the Regulation S-X amendments on the Funds’ financial statements and related disclosures. The adoption will have no effect on the Funds’ net assets or results of operations.

42	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust II and the Shareholders of JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund and JPMorgan Investor Growth & Income Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund and JPMorgan Investor Growth & Income Fund (each a separate series of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) as of June 30, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the transfer agent and custodian, provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

August 25, 2017

JUNE 30, 2017	J.P. MORGAN INVESTOR FUNDS	43

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	150	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	150	Trustee, Museum of Jewish Heritage (2011-present) Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	149	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	150	None

Raymond Kanner (1953); Trustee of the Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	149	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-17; Advisory Board Member, Betterment for Business (2016-present) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-present) (index creator); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	150	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	150	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	150	None

44	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2017

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	150	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	150	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	150	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-2015); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	150	Trustee, Wabash College (2000-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	150	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (150 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2017	J.P. MORGAN INVESTOR FUNDS	45

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)*	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986) Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

46	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2017

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2017 and continued to hold your shares at the end of the reporting period, June 30, 2017.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period	Annualized Expense Ratio
Investor Balanced Fund
Class A
Actual*	$1,000.00	$1,063.30	$2.66	0.52%
Hypothetical*	1,000.00	1,022.22	2.61	0.52
Class C
Actual*	1,000.00	1,059.80	5.57	1.09
Hypothetical*	1,000.00	1,019.39	5.46	1.09
Class I (formerly Select Class)
Actual*	1,000.00	1,063.80	1.38	0.27
Hypothetical*	1,000.00	1,023.46	1.35	0.27
Class T
Actual**	1,000.00	997.00	0.34	0.52
Hypothetical*	1,000.00	1,022.22	2.61	0.52

Investor Conservative Growth Fund
Class A
Actual*	1,000.00	1,045.60	2.64	0.52
Hypothetical*	1,000.00	1,022.22	2.61	0.52
Class C
Actual*	1,000.00	1,042.80	5.57	1.10
Hypothetical*	1,000.00	1,019.34	5.51	1.10
Class I (formerly Select Class)
Actual*	1,000.00	1,046.60	1.37	0.27
Hypothetical*	1,000.00	1,023.46	1.35	0.27
Class T
Actual**	1,000.00	997.40	0.33	0.51
Hypothetical*	1,000.00	1,022.27	2.56	0.51

JUNE 30, 2017	J.P. MORGAN INVESTOR FUNDS	47

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period	Annualized Expense Ratio
Investor Growth Fund
Class A
Actual*	$1,000.00	$1,097.00	$2.70	0.52%
Hypothetical*	1,000.00	1,022.22	2.61	0.52
Class C
Actual*	1,000.00	1,093.40	5.66	1.09
Hypothetical*	1,000.00	1,019.39	5.46	1.09
Class I (formerly Select Class)
Actual*	1,000.00	1,098.10	1.40	0.27
Hypothetical*	1,000.00	1,023.46	1.35	0.27
Class T
Actual**	1,000.00	997.60	0.33	0.51
Hypothetical*	1,000.00	1,022.27	2.56	0.51

Investor Growth & Income Fund
Class A
Actual*	1,000.00	1,077.80	2.68	0.52
Hypothetical*	1,000.00	1,022.22	2.61	0.52
Class C
Actual*	1,000.00	1,074.20	5.61	1.09
Hypothetical*	1,000.00	1,019.39	5.46	1.09
Class I (formerly Select Class)
Actual*	1,000.00	1,078.40	1.39	0.27
Hypothetical*	1,000.00	1,023.46	1.35	0.27
Class T
Actual**	1,000.00	997.30	0.33	0.51
Hypothetical*	1,000.00	1,022.27	2.56	0.51

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 24/365 (to reflect the actual period). Commencement of operations was June 6, 2017.

48	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2017

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2017. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2017. The information necessary to complete your income tax returns for the calendar year ending December 31, 2017 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended June 30, 2017:

Dividends Received Deductions
Investor Balanced Fund	29.15%
Investor Conservative Growth Fund	16.74
Investor Growth Fund	66.64
Investor Growth & Income Fund	40.96

Long-Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2017 (amounts in thousands):

Long-Term Capital Gain Distribution
Investor Balanced Fund	$101,549
Investor Conservative Growth Fund	56,239
Investor Growth Fund	109,949
Investor Growth & Income Fund	90,552

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2017 (amounts in thousands):

Qualified Dividend Income
Investor Balanced Fund	$65,680
Investor Conservative Growth Fund	36,587
Investor Growth Fund	25,664
Investor Growth & Income Fund	41,702

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2017, the Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses cannot be quantified until Underlying Funds complete reporting for the calendar year in progress. Amounts for the fiscal year ended June 30, 2017 will be disclosed in the semiannual report for the period ended December 31, 2017.

JUNE 30, 2017	J.P. MORGAN INVESTOR FUNDS	49

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾ Social Security number and account balances

◾ transaction history and account transactions

◾ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾ open an account or provide contact information

◾ give us your account information or pay us by check

◾ make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾ sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾ affiliates from using your information to market to you

◾ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. June 2017.	AN-INV-617

Annual Report

J.P. Morgan Intrepid Funds

June 30, 2017

JPMorgan Intrepid America Fund

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Mid Cap Fund

JPMorgan Intrepid Sustainable Equity Fund

(formerly known as JPMorgan Intrepid Advantage Fund)

JPMorgan Intrepid Value Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1–800–480–4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

August 4, 2017 (Unaudited)

Dear Shareholder,

The current U.S. economic expansion entered its eighth year in 2017 and growth in developed and emerging market economies grew more synchronized even as U.S. growth showed some signs of easing. Global financial markets generally benefitted from steady economic growth amid an environment of low inflation, low volatility and rising corporate profits.

“In the U.S., the continued economic expansion, muted inflation, corporate earnings growth and historically low volatility in financial markets helped to drive key equity market indexes to multiple record closing highs throughout the past twelve months.”

While economic growth in the U.S. and China largely drove the global recovery throughout 2016, by June 2017 the world’s other leading economies had picked up sufficiently enough for the Organization for Economic Co-operation and Development to forecast global growth at 3.5% in 2017 and 3.6% in 2018.

U.S. gross domestic product (GDP) growth slowed to 1.2% in the first quarter of 2017 from 2.5% and 3.5% growth in the fourth quarter and third quarters of 2016, respectively. Meanwhile, the U.S. unemployment rate continued its downward trend throughout the past twelve months, dropping to 4.4% in June 2017 from 4.9% one year earlier. In response to these numbers, along with nascent signs of price inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates in December 2016 and again in June 2017 and signaled it would raise rates once more before the end of the year. Further, Fed Chairwoman Janet Yellen indicated she was prepared to begin partially unwinding the central bank’s $4.5 trillion balance sheet in assets purchased through its quantitative easing program. An increase in consumer spending helped second-quarter 2017 GDP climb by 2.6% from a year earlier.

Notably, by mid-2017 domestic price inflation had dropped below the Fed’s target of 2% growth and wage growth was below many economists’ expectations, the latter despite an environment of essentially full employment for U.S. workers. These trends — and the Fed’s acknowledgment of them — provided some near-term uncertainty about the central bank’s commitment to tightening monetary policy.

Throughout the twelve months ended June 30, 2017, global oil prices remained a key focal point for policy makers, economists and investors. Global crude prices reached 15-month highs in October 2016 and received further support from the Organization of Petroleum Exporting Countries’ December 2016 decision to curb production. However, continued oversupply of crude and natural gas, partly due to continued U.S. production, pushed the price of a barrel of benchmark West Texas Intermediate crude oil down to $46 by the end of June 2017.

Meanwhile, the leading economies of Europe continued to strengthen from what had been an anemic expansion. Annualized GDP for the 19 core euro area nations rose 1.9% in the first quarter of 2017 and 2.1% in the second quarter. The June 2017 aggregate unemployment rate for those nations fell to 9.1%, its lowest level since March 2009. Also, in separate elections in 2017, voters in the Netherlands and France largely rejected populist campaigns espousing policies to limit free trade and immigration. The election results provided another boost to global equity prices.

In the U.S., the continued economic expansion, muted inflation, corporate earnings growth and historically low volatility in financial markets helped to drive key equity market indexes to multiple record closing highs throughout the past twelve months. U.S. investors appeared to shrug off intermittent political and policy dramas emanating from Washington, D.C. and extended the run-up in U.S. equity prices into its eighth consecutive year — one of the longest on record.

Over the twelve month period, U.S. and foreign markets largely rewarded those who remained fully invested in financial markets and we believe the fundamental virtues of patience and diversification remain essential to prudent investment strategy.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management & Institutional,

J.P. Morgan Asset Management

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	1

J.P. Morgan Intrepid Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

Overall, U.S. equity markets provided positive returns and key stock market indexes reached multiple record highs throughout the twelve month reporting period. Steady global economic growth, continued low inflation and strong corporate earnings all served to support equity prices, both in the U.S. and elsewhere.

While U.S. equity prices rose throughout most of 2016, they experienced a sustained rally following the November 8, 2016 election amid investor expectations for increased infrastructure spending and tax cuts under the incoming Trump administration and Republican Party majorities in the U.S. Congress. Even as those expectations faded, U.S. equity prices continued to climb.

In February 2017, the Standard & Poor’s 500 Index (the “S&P 500”) reached nine new closing highs and the Dow Jones Industrial Average (the “DJIA”) closed at new highs for 12 consecutive days, matching a record set in 1987. The following month, the S&P 500 crossed 2,400 points in intraday trading for the first time and the DJIA crossed 21,000 points for the first time. While the rally in U.S. equities stalled in April 2017, record high U.S. corporate operating earnings rekindled the rise in stock prices and the S&P 500 posted seven new closing highs in May 2017 and four new closing highs in June 2017.

Importantly, U.S. financial market volatility remained historically low throughout the reporting period, with a brief spike ahead of the November 2016 election. By the end of June 2017, the CBOE Volatility Index, which measures options on the S&P 500 to gauge market expectations of near-term volatility, stood at roughly half of its historical average.

Overall, small cap stocks generally outperformed mid cap and large cap stocks, while growth stocks generally outperformed value stocks. For the twelve months ended June 30, 2017, the S&P 500 returned 17.90%.

Intrepid Investment Philosophy and Process

The JPMorgan Behavioral Finance Team employs a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The Team aims to capitalize on these market inefficiencies by targeting high quality, attractively valued stocks of companies that it believes have positive momentum characteristics, and looks to sell these stocks when they no longer exhibit these criteria. A disciplined quantitative ranking methodology is utilized to identify attractive stocks in each sector, a process that is combined with qualitative research and value-added trading.

The Intrepid Sustainable Equity Fund (formerly Intrepid Advantage Fund) also incorporates environmental, social and corporate governance (ESG) practices into its investment process. In managing the Fund, the adviser identifies companies that, in the adviser’s opinion, generally approach ESG practices in a thoughtful manner while also having attractive value, quality and momentum characteristics. The Fund seeks to invest in companies that, on a combined basis, appear attractive when considering all of these financial and sustainability characteristics.

During the reporting period, the Funds were managed and positioned in accordance with these investment philosophies and processes.

2	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

JPMorgan Intrepid America Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*(1)	16.58%
S&P 500 Index	17.90%

Net Assets as of 6/30/2017 (In Thousands)	$4,082,857

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid America Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Standard & Poor’s 500 Index (the “Benchmark”) for the twelve months ended June 30, 2017. The Fund’s security selection in the consumer discretionary and consumer staples sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the industrials and real estate sectors was a leading contributor to relative performance.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Ross Stores Inc., Express Scripts Holding Co. and Gilead Sciences Inc. Shares of Ross Stores, a discount apparel and housewares chain, fell amid investor concerns about negative trends among retailers. Shares of Express Scripts, a pharmacy benefits manager, fell amid investor expectations that health insurer Anthem Inc., would not renew its contract with the company. Shares of Gilead Sciences, a drug maker, fell after the company reported lower-than-expected earnings.

Leading individual contributors to the Fund’s relative performance included its overweight positions in Valero Energy Corp. and WellCare Health Plans Inc., and its underweight position in General Electric Co. Shares of Valero, a petroleum refineries operator, rose on increased U.S. demand for gasoline and as investors sought energy sector companies that are less sensitive to changes in global oil prices. Shares of WellCare Health Plans, a provider of U.S. government sponsored health care services, rose after the company reported better-than-expected earnings and revenue. Shares of General Electric, an industrial conglomerate not held in the Fund, fell amid investor concerns about the company’s strategic direction under a new chief executive.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	3.6%
2.	Apple, Inc.	3.4
3.	Bank of America Corp.	2.8
4.	Boeing Co. (The)	2.5
5.	AT&T, Inc.	2.4
6.	Wal-Mart Stores, Inc.	2.3
7.	Citigroup, Inc.	2.2
8.	Applied Materials, Inc.	2.1
9.	Gilead Sciences, Inc.	2.1
10.	eBay, Inc.	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	22.5%
Financials	14.8
Health Care	14.5
Industrials	11.0
Consumer Discretionary	10.1
Consumer Staples	9.3
Energy	5.6
Utilities	3.3
Telecommunication Services	2.4
Real Estate	2.3
Materials	2.2
Short-Term Investment	2.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.
(1)	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	3

JPMorgan Intrepid America Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge*		10.13%	12.55%	5.51%
Without Sales Charge		16.24	13.77	6.08
CLASS C SHARES	February 19, 2005
With CDSC**		14.69	13.21	5.56
Without CDSC		15.69	13.21	5.56
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	February 28, 2003	16.58	14.09	6.36
CLASS R2 SHARES	November 3, 2008	15.95	13.49	5.86
CLASS R5 SHARES	May 15, 2006	16.75	14.30	6.57
CLASS R6 SHARES	November 2, 2015	16.91	14.34	6.59

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid America Fund, the S&P 500 Index, the Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Core Funds Index from June 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Core Funds Index are indexes based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*(1)	21.40%
Russell 1000 Growth Index	20.42%

Net Assets as of 6/30/2017 (In Thousands)	$1,019,123

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Growth Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2017. The Fund’s security selection in the industrials and health care sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and consumer staples sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s underweight position in Bristol-Myers Squibb Co. and its overweight positions in United Continental Holdings Inc. and WellCare Health Plans Inc. Shares of Bristol-Myers Squibb, a drug maker that was not held in the Fund, fell after the company reduced its earnings forecast and amid investor concerns about proposed changes to federal health insurance policies. Shares of United Continental Holdings, an airline operator not held in the Benchmark, rose on revenue growth and news that investor Warren Buffett had purchased a large stake in the company. Shares of WellCare Health Plans, a provider of U.S. government sponsored health care services, rose after the company reported better-than-expected earnings and revenue.

Leading individual detractors from relative performance included the Fund’s overweight positions in Gilead Sciences Inc. and its underweight positions in Amazon.com Inc. and Apple Inc. Shares of Gilead Sciences, a drug maker, fell after the company reported lower-than-expected earnings. Shares of Amazon.com, an online shopping retailer, rose after the company reported earnings growth and strong demand for its online services. Shares of Apple, a maker of smartphones, computers and related devices, rose after the company posted earnings growth on better-than-expected sales and pricing for its iPhones.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	5.9%
2.	Microsoft Corp.	4.9
3.	Visa, Inc., Class A	3.1
4.	Boeing Co. (The)	2.8
5.	Home Depot, Inc. (The)	2.8
6.	Amgen, Inc.	2.4
7.	Applied Materials, Inc.	2.3
8.	eBay, Inc.	2.1
9.	Amazon.com, Inc.	2.1
10.	Gilead Sciences, Inc.	2.1

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	35.6%
Consumer Discretionary	18.5
Health Care	14.5
Industrials	11.6
Consumer Staples	7.4
Materials	3.4
Financials	2.5
Real Estate	2.4
Others (each less than 1.0%)	1.3
Short-Term Investment	2.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.
(1)	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	5

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge*		14.73%	13.62%	7.22%
Without Sales Charge		21.09	14.86	7.80
CLASS C SHARES	February 19, 2005
With CDSC**		19.49	14.29	7.27
Without CDSC		20.49	14.29	7.27
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	February 28, 2003	21.40	15.14	8.07
CLASS R2 SHARES	November 3, 2008	20.82	14.57	7.57
CLASS R5 SHARES	May 15, 2006	21.65	15.37	8.29
CLASS R6 SHARES	November 2, 2015	21.70	15.39	8.30

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Growth Fund, the Russell 1000 Growth Index, the Lipper Large-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index from June 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge asso-

ciated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index are indexes based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*(1)	14.23%
Russell Midcap Index	16.48%

Net Assets as of 6/30/2017 (In Thousands)	$889,739

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Mid Cap Fund (the “Fund”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell Midcap Index (the “Benchmark”) for the twelve months ended June 30, 2017. The Fund’s security selection in the real estate and industrial sectors was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the consumer discretionary and materials sectors was a leading positive contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in CoreCivic Inc. and Wesco International Inc. and its underweight position in NVidia Corp. Shares of CoreCivic, a real estate investment trust operator of prisons and related facilities, fell after the company reported lower-than-expected revenue. Shares of Wesco International, a distributor or electrical, industrial and communications products, fell after the company reported a decline in sales. Shares of Nvidia, a maker of computer graphics semiconductors and software, rose amid growth in its gaming and artificial intelligence segments.

Leading individual contributors to relative performance included the Fund’s overweight positions in Best Buy Inc., International Game Technology PLC and IAC/InterActiveCorp. Shares of Best Buy, a consumer electronics chain, rose on better-than-expected earnings and sales. Shares of International Gaming Technology, a maker of casino gaming devices, rose after the company reported revenue growth from North American lottery operations. Shares of IAC/InterActiveCorp, a media and internet services company, rose after the company reported better-than-expected revenue.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	ManpowerGroup, Inc.	2.2%
2.	United Continental Holdings, Inc.	2.1
3.	Best Buy Co., Inc.	2.0
4.	Marvell Technology Group Ltd., (Bermuda)	1.9
5.	NRG Energy, Inc.	1.9
6.	Equinix, Inc.	1.9
7.	Huntington Ingalls Industries, Inc.	1.8
8.	Western Digital Corp.	1.6
9.	Tyson Foods, Inc., Class A	1.6
10.	Xerox Corp.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	15.3%
Industrials	14.8
Financials	13.8
Consumer Discretionary	10.8
Health Care	10.7
Real Estate	9.9
Energy	6.1
Utilities	5.9
Consumer Staples	5.9
Materials	5.3
Telecommunication Services	0.6
Short-Term Investment	0.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.
(1)	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	7

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 1, 1992
With Sales Charge*		7.93%	12.85%	5.81%
Without Sales Charge		13.91	14.07	6.39
CLASS C SHARES	March 22, 1999
With CDSC**		12.20	13.35	5.71
Without CDSC		13.20	13.35	5.71
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	June 1, 1991	14.23	14.36	6.65
CLASS R3 SHARES	September 9, 2016	13.87	14.06	6.38
CLASS R4 SHARES	September 9, 2016	14.19	14.35	6.64
CLASS R6 SHARES	November 2, 2015	14.52	14.46	6.69

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares and Class R4 Shares would have been similar to those shown because Class R3 Shares and Class R4 Shares have similar expenses as Class A and Class I Shares, respectively.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Mid Cap Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from June 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

JPMorgan Intrepid Sustainable Equity Fund(1)

(formerly known as JPMorgan Intrepid Advantage Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*(2)	19.95%
S&P 500 Index(3)	17.90%

Russell 3000 Index	18.51%
Net Assets as of 6/30/2017 (In Thousands)	$18,044

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Sustainable Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Standard & Poor’s 500 Index (the “Benchmark”) for the twelve months ended June 30, 2017. The Fund’s security selection and overweight position in the information technology sector and its security selection in the industrials sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection and overweight positions in both the health care and telecommunication services sectors were leading detractors from relative performance.

For the twelve month reporting period, the Fund also outperformed the Russell 3000 Index, which was the Fund’s primary benchmark until November 1, 2016. The outperformance was largely due to the Fund’s security selection in the information technology and energy sectors and its underweight position in the real estate sector.

Leading individual contributors to performance relative to the Benchmark included the Fund’s underweight position in General Electric Co. and its overweight positions in Citigroup Inc. and Humana Inc. Shares of General Electric, an industrial conglomerate not held in the Fund, fell amid investor concerns about the company’s strategic direction under a new chief executive. Shares of Citigroup Inc., a financial services and banking company, rose after the company announced it would double its quarterly dividend following its successful passage of the U.S. Federal Reserve’s “stress test” of leading banks. Shares of Humana, a health insurer, rose after the company reported better-than-expected earnings and revenue.

Leading individual detractors from performance relative to the Benchmark included the Fund’s overweight positions in Gilead Sciences Inc., Travelers Cos. and Molson Coors Brewing Co.

Shares of Gilead Sciences, a drug maker, fell after the company reported lower-than-expected earnings. Shares of Travelers, a property and casualty insurer, fell after the company reported lower-than-expected earnings, largely due to storm damages incurred in the first three months of 2017. Shares of Molson Coors Brewing, a beer and beverage maker, fell after the company posted lower-than-expected earnings.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	5.5%
2.	Microsoft Corp.	4.8
3.	Citigroup, Inc.	4.0
4.	PepsiCo, Inc.	2.6
5.	Humana, Inc.	2.4
6.	Gilead Sciences, Inc.	2.2
7.	Oracle Corp.	2.2
8.	Bank of America Corp.	2.2
9.	PNC Financial Services Group, Inc. (The)	2.1
10.	Verizon Communications, Inc.	2.1

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	26.1%
Financials	15.4
Health Care	14.6
Consumer Discretionary	11.1
Industrials	10.0
Consumer Staples	7.8
Energy	5.7
Utilities	3.0
Telecommunication Services	3.0
Materials	1.5
Real Estate	0.8
Short-Term Investment	1.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.
(1)

On November 1, 2016, the Fund incorporated environmental, social and corporate governance (ESG) practices into its investment process. On March 31, 2017, the Fund was re-named the JPMorgan Intrepid Sustainable Equity Fund from the previous JPMorgan Intrepid Advantage Fund. Under the revised name and strategy, the adviser identifies companies that, in the adviser’s opinion, generally approach ESG practices in a thoughtful manner while also having attractive value, quality and momentum characteristics.

(2)	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
(3)

On November 1, 2016, the Fund adopted the Standard & Poor’s 500 Index as its primary benchmark because the adviser believes that the Benchmark is a more appropriate comparison in light of the Fund’s new investment strategies.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	9

JPMorgan Intrepid Sustainable Equity Fund

(formerly known as JPMorgan Intrepid Advantage Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge*		13.35%	13.15%	5.25%
Without Sales Charge		19.64	14.38	5.82
CLASS C SHARES	February 19, 2005
With CDSC**		18.02	13.81	5.29
Without CDSC		19.02	13.81	5.29
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	February 28, 2003	19.95	14.66	6.09

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Sustainable Equity Fund, the S&P 500 Index, the Russell 3000 Index and the Lipper Large-Cap Core Funds Index from June 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the Russell 3000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Effective November 1, 2016, the Fund changed its investment strategies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund. Also on November 1, 2016, the Fund’s index changed from the Russell 3000 Index to the S&P 500 Index to reflect the change in the Fund’s investment strategies.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

JPMorgan Intrepid Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*(1)	16.72%
Russell 1000 Value Index	15.53%

Net Assets as of 6/30/2017 (In Thousands)	$1,232,844

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2017. The Fund’s security selection in the industrials and financials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer staples and health care sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s underweight positions in General Electric Co. and Berkshire Hathaway Inc. and its overweight position in

Valero Energy Corp. Shares of General Electric, an industrial conglomerate not held in the Fund, fell amid investor concerns about the company’s strategic direction under a new chief executive. Shares of Berkshire Hathaway, an investment management company that was not held by the Fund, fell after the company reported lower earnings. Shares of Valero, a petroleum refineries operator, rose on increased U.S. demand for gasoline and as investors sought energy sector companies that are less sensitive to changes in global oil prices.

Leading individual detractors from relative performance included the Fund’s overweight positions in Gilead Sciences Inc. and Express Scripts Inc. and its underweight position in J.P. Morgan Chase & Co. Shares of Gilead Sciences, a drug maker, fell after the company reported lower-than-expected earnings. Shares of Express Scripts, a pharmacy benefits manager, fell amid investor expectations that health insurer Anthem Inc. would not renew its contract with the company. Shares of J.P. Morgan Chase, a banking and financial services company that that the Fund is prohibited from holding because of its affiliation with the Fund’s adviser, rose on better-than-expected earnings.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bank of America Corp.	4.0%
2.	Citigroup, Inc.	3.5
3.	PNC Financial Services Group, Inc. (The)	2.6
4.	Valero Energy Corp.	2.2
5.	Boeing Co. (The)	1.9
6.	HP, Inc.	1.9
7.	Allergan plc	1.8
8.	Gilead Sciences, Inc.	1.8
9.	Amgen, Inc.	1.8
10.	Wal-Mart Stores, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Financials	27.4%
Health Care	13.6
Energy	9.8
Industrials	9.2
Consumer Staples	8.6
Information Technology	8.3
Consumer Discretionary	7.9
Utilities	6.3
Real Estate	2.9
Materials	2.7
Telecommunication Services	1.1
Short-Term Investment	2.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2017. The Fund’s portfolio composition is subject to change.
(1)	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	11

JPMorgan Intrepid Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge*		10.43%	11.52%	4.40%
Without Sales Charge		16.55	12.73	4.97
CLASS C SHARES	February 19, 2005
With CDSC**		14.97	12.17	4.44
Without CDSC		15.97	12.17	4.44
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	February 28, 2003	16.72	12.90	5.16
CLASS R2 SHARES	November 3, 2008	16.20	12.44	4.74
CLASS R5 SHARES	May 15, 2006	16.94	13.12	5.37
CLASS R6 SHARES	November 30, 2010	17.03	13.18	5.40

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/07 TO 6/30/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Value Fund, the Russell 1000 Value Index, the Lipper Large-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index from June 30, 2007 to June 30, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Lipper Large-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index are indexes based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.5%
	Consumer Discretionary — 10.2%
	Automobiles — 0.6%
698	General Motors Co.	24,374

	Hotels, Restaurants & Leisure — 1.8%
281	Dunkin’ Brands Group, Inc.	15,472
1,148	International Game Technology plc	21,016
543	Restaurant Brands International, Inc., (Canada)	33,984

		70,472

	Household Durables — 0.4%
499	DR Horton, Inc.	17,261

	Internet & Direct Marketing Retail — 0.9%
30	Amazon.com, Inc. (a)	29,137
55	Expedia, Inc.	8,118

		37,255

	Media — 2.0%
475	CBS Corp. (Non-Voting), Class B	30,295
538	Comcast Corp., Class A	20,943
127	DISH Network Corp., Class A (a)	7,952
219	Walt Disney Co. (The)	23,311

		82,501

	Specialty Retail — 3.9%
496	Best Buy Co., Inc.	28,424
312	Burlington Stores, Inc. (a)	28,710
182	Home Depot, Inc. (The)	27,934
1,078	Ross Stores, Inc.	62,244
135	Tiffany & Co.	12,626

		159,938

	Textiles, Apparel & Luxury Goods — 0.6%
199	PVH Corp.	22,820

	Total Consumer Discretionary	414,621

	Consumer Staples — 9.3%
	Beverages — 1.1%
144	Molson Coors Brewing Co., Class B	12,407
268	PepsiCo, Inc.	30,998

		43,405

	Food & Staples Retailing — 2.4%
1,275	Wal-Mart Stores, Inc.	96,484

	Food Products — 4.2%
389	Bunge Ltd.	28,982
817	Conagra Brands, Inc.	29,202
225	Ingredion, Inc.	26,798
170	JM Smucker Co. (The)	20,057

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — continued
1,101	Pilgrim’s Pride Corp. (a)	24,136
689	Tyson Foods, Inc., Class A	43,165

		172,340

	Household Products — 0.8%
520	Energizer Holdings, Inc.	24,990
87	Procter & Gamble Co. (The)	7,617

		32,607

	Personal Products — 0.8%
560	Nu Skin Enterprises, Inc., Class A	35,190

	Total Consumer Staples	380,026

	Energy — 5.6%
	Energy Equipment & Services — 2.9%
663	Baker Hughes, Inc.	36,129
1,562	Halliburton Co.	66,722
560	TechnipFMC plc, (United Kingdom) (a)	15,240

		118,091

	Oil, Gas & Consumable Fuels — 2.7%
73	Cimarex Energy Co.	6,891
478	EOG Resources, Inc.	43,223
158	Tesoro Corp.	14,752
703	Valero Energy Corp.	47,431

		112,297

	Total Energy	230,388

	Financials — 14.9%
	Banks — 6.2%
4,697	Bank of America Corp.	113,942
1,333	Citigroup, Inc.	89,165
238	Comerica, Inc.	17,409
170	PNC Financial Services Group, Inc. (The)	21,178
851	Regions Financial Corp.	12,460

		254,154

	Capital Markets — 2.2%
24	Ameriprise Financial, Inc.	3,093
49	Goldman Sachs Group, Inc. (The)	10,962
1,293	Morgan Stanley	57,620
156	MSCI, Inc.	16,077

		87,752

	Consumer Finance — 1.5%
945	Discover Financial Services	58,744
194	Navient Corp.	3,232

		61,976

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	13

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — 4.2%
49	Allstate Corp. (The)	4,289
63	American International Group, Inc.	3,964
355	Arch Capital Group Ltd. (a)	33,127
228	Assured Guaranty Ltd.	9,525
131	Everest Re Group Ltd.	33,300
283	Lincoln National Corp.	19,145
181	Prudential Financial, Inc.	19,617
211	RenaissanceRe Holdings Ltd., (Bermuda)	29,326
171	Validus Holdings Ltd.	8,887
11	White Mountains Insurance Group Ltd.	9,642

		170,822

	Mortgage Real Estate Investment Trusts (REITs) — 0.8%
427	Chimera Investment Corp.	7,953
2,581	Two Harbors Investment Corp.	25,575

		33,528

	Total Financials	608,232

	Health Care — 14.5%
	Biotechnology — 3.2%
268	Amgen, Inc.	46,089
1,196	Gilead Sciences, Inc.	84,632

		130,721

	Health Care Equipment & Supplies — 3.3%
1,033	Baxter International, Inc.	62,544
559	Hologic, Inc. (a)	25,385
211	IDEXX Laboratories, Inc. (a)	34,011
139	Masimo Corp. (a)	12,647

		134,587

	Health Care Providers & Services — 6.9%
163	Aetna, Inc.	24,672
318	Anthem, Inc.	59,901
361	Express Scripts Holding Co. (a)	23,046
253	Humana, Inc.	60,877
108	McKesson Corp.	17,836
171	Quest Diagnostics, Inc.	18,964
223	UnitedHealth Group, Inc.	41,386
197	WellCare Health Plans, Inc. (a)	35,318

		282,000

	Pharmaceuticals — 1.1%
118	Allergan plc	28,563
282	Merck & Co., Inc.	18,042

		46,605

	Total Health Care	593,913

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 11.0%
	Aerospace & Defense — 3.1%
514	Boeing Co. (The)	101,722
301	Curtiss-Wright Corp.	27,589

		129,311

	Airlines — 2.8%
48	Alaska Air Group, Inc.	4,282
307	Copa Holdings SA, (Panama), Class A	35,907
624	Delta Air Lines, Inc.	33,531
67	Southwest Airlines Co.	4,157
490	United Continental Holdings, Inc. (a)	36,850

		114,727

	Electrical Equipment — 0.8%
13	EnerSys	973
204	Rockwell Automation, Inc.	33,056

		34,029

	Machinery — 2.8%
205	Cummins, Inc.	33,239
371	Deere & Co.	45,827
213	Parker-Hannifin Corp.	34,074

		113,140

	Professional Services — 0.9%
320	ManpowerGroup, Inc.	35,728

	Trading Companies & Distributors — 0.6%
210	United Rentals, Inc. (a)	23,646

	Total Industrials	450,581

	Information Technology — 22.7%
	Internet Software & Services — 3.2%
22	Alphabet, Inc., Class A (a)	20,081
29	Alphabet, Inc., Class C (a)	26,081
2,345	eBay, Inc. (a)	81,873
26	VeriSign, Inc. (a)	2,426

		130,461

	IT Services — 2.8%
432	DXC Technology Co.	33,163
148	International Business Machines Corp.	22,705
610	Visa, Inc., Class A	57,215

		113,083

	Semiconductors & Semiconductor Equipment — 3.2%
2,120	Applied Materials, Inc.	87,569
205	Lam Research Corp.	29,007

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Semiconductors & Semiconductor Equipment — continued
201	Maxim Integrated Products, Inc.	9,003
206	Teradyne, Inc.	6,183

		131,762

	Software — 7.6%
2,145	Microsoft Corp.	147,855
905	Oracle Corp.	45,387
915	Symantec Corp.	25,837
144	Take-Two Interactive Software, Inc. (a)	10,552
916	VMware, Inc., Class A (a)	80,042

		309,673

	Technology Hardware, Storage & Peripherals — 5.9%
964	Apple, Inc.	138,850
4,612	HP, Inc.	80,620
410	NCR Corp. (a)	16,748
96	Seagate Technology plc	3,720

		239,938

	Total Information Technology	924,917

	Materials — 2.3%
	Chemicals — 0.8%
1,175	Huntsman Corp.	30,354

	Containers & Packaging — 0.1%
95	Berry Global Group, Inc. (a)	5,428

	Metals & Mining — 1.4%
665	Newmont Mining Corp.	21,543
77	Nucor Corp.	4,433
846	Steel Dynamics, Inc.	30,309

		56,285

	Total Materials	92,067

	Real Estate — 2.3%
	Equity Real Estate Investment Trusts (REITs) — 2.3%
608	American Tower Corp.	80,490
286	Equity Commonwealth (a)	9,050

SHARES	SECURITY DESCRIPTION	VALUE($)

	Equity Real Estate Investment Trusts (REITs) — continued
77	Prologis, Inc.	4,510

	Total Real Estate	94,050

	Telecommunication Services — 2.4%
	Diversified Telecommunication Services — 2.4%
2,578	AT&T, Inc.	97,275

	Utilities — 3.3%
	Electric Utilities — 1.2%
447	Edison International	34,935
92	NextEra Energy, Inc.	12,892

		47,827

	Gas Utilities — 0.6%
555	UGI Corp.	26,848

	Independent Power and Renewable Electricity Producers — 0.7%
2,673	AES Corp.	29,702

	Multi-Utilities — 0.8%
1,171	CenterPoint Energy, Inc.	32,051

	Total Utilities	136,428

	Total Common Stocks (Cost $3,356,240)	4,022,498

Short-Term Investment — 2.0%
	Investment Company — 2.0%
80,269	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $80,269)	80,269

	Total Investments — 100.5% (Cost $3,436,509)	4,102,767
	Liabilities in Excess of Other Assets — (0.5)%	(19,910)

	NET ASSETS — 100.0%	$4,082,857

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
150	E-mini S&P 500 Index	09/15/17	USD	$18,157	$(47)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	15

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.6%
	Consumer Discretionary — 18.6%
	Auto Components — 0.4%
31	Lear Corp.	4,362

	Automobiles — 0.2%
55	General Motors Co.	1,935

	Hotels, Restaurants & Leisure — 3.4%
143	Dunkin’ Brands Group, Inc.	7,899
48	Hilton Worldwide Holdings, Inc.	2,938
204	International Game Technology plc	3,733
40	McDonald’s Corp.	6,172
149	Restaurant Brands International, Inc., (Canada)	9,305
285	Wendy’s Co. (The)	4,416

		34,463

	Household Durables — 1.3%
134	DR Horton, Inc.	4,643
4	NVR, Inc. (a)	8,678

		13,321

	Internet & Direct Marketing Retail — 3.3%
22	Amazon.com, Inc. (a)	21,393
13	Expedia, Inc.	1,996
6	Priceline Group, Inc. (The) (a)	10,288

		33,677

	Media — 4.3%
132	CBS Corp. (Non-Voting), Class B	8,432
176	Comcast Corp., Class A	6,861
136	DISH Network Corp., Class A (a)	8,541
215	Live Nation Entertainment, Inc. (a)	7,486
57	Omnicom Group, Inc.	4,717
1,407	Sirius XM Holdings, Inc.	7,696

		43,733

	Specialty Retail — 5.1%
117	Best Buy Co., Inc.	6,731
90	Burlington Stores, Inc. (a)	8,288
187	Home Depot, Inc. (The)	28,670
139	Ross Stores, Inc.	8,048

		51,737

	Textiles, Apparel & Luxury Goods — 0.6%
56	PVH Corp.	6,400

	Total Consumer Discretionary	189,628

	Consumer Staples — 7.5%
	Beverages — 1.3%
17	Molson Coors Brewing Co., Class B	1,442

SHARES	SECURITY DESCRIPTION	VALUE($)

	Beverages — continued
104	PepsiCo, Inc.	11,965

		13,407

	Food & Staples Retailing — 1.6%
57	Walgreens Boots Alliance, Inc.	4,456
160	Wal-Mart Stores, Inc.	12,109

		16,565

	Food Products — 3.8%
48	Bunge Ltd.	3,558
207	Conagra Brands, Inc.	7,399
310	Pilgrim’s Pride Corp. (a)	6,793
123	Pinnacle Foods, Inc.	7,318
221	Tyson Foods, Inc., Class A	13,860

		38,928

	Personal Products — 0.8%
118	Nu Skin Enterprises, Inc., Class A	7,396

	Total Consumer Staples	76,296

	Energy — 0.2%
	Energy Equipment & Services — 0.2%
38	Baker Hughes, Inc.	2,093

	Financials — 2.5%
	Capital Markets — 1.1%
8	MarketAxess Holdings, Inc.	1,629
44	Morgan Stanley	1,969
79	MSCI, Inc.	8,085

		11,683

	Insurance — 1.4%
85	Assured Guaranty Ltd.	3,535
29	Everest Re Group Ltd.	7,256
32	Lincoln National Corp.	2,190
12	Prudential Financial, Inc.	1,254

		14,235

	Total Financials	25,918

	Health Care — 14.5%
	Biotechnology — 5.2%
58	AbbVie, Inc.	4,198
142	Amgen, Inc.	24,405
114	Exelixis, Inc. (a)	2,803
299	Gilead Sciences, Inc.	21,185

		52,591

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care Equipment & Supplies — 4.0%
57	Align Technology, Inc. (a)	8,527
173	Baxter International, Inc.	10,480
180	Hologic, Inc. (a)	8,173
52	IDEXX Laboratories, Inc. (a)	8,458
55	Masimo Corp. (a)	4,978

		40,616

	Health Care Providers & Services — 5.1%
104	Aetna, Inc.	15,820
73	Anthem, Inc.	13,809
12	Cigna Corp.	1,942
51	Humana, Inc.	12,271
48	WellCare Health Plans, Inc. (a)	8,637

		52,479

	Health Care Technology — 0.2%
39	Veeva Systems, Inc., Class A (a)	2,373

	Total Health Care	148,059

	Industrials — 11.7%
	Aerospace & Defense — 2.9%
147	Boeing Co. (The)	29,109

	Airlines — 2.9%
63	Copa Holdings SA, (Panama), Class A	7,418
187	Delta Air Lines, Inc.	10,039
49	Southwest Airlines Co.	3,014
121	United Continental Holdings, Inc. (a)	9,067

		29,538

	Electrical Equipment — 0.9%
15	EnerSys	1,058
50	Rockwell Automation, Inc.	8,131

		9,189

	Machinery — 3.4%
209	Allison Transmission Holdings, Inc.	7,839
110	Deere & Co.	13,632
57	Lincoln Electric Holdings, Inc.	5,231
50	Parker-Hannifin Corp.	7,991

		34,693

	Professional Services — 0.9%
80	ManpowerGroup, Inc.	8,898

	Trading Companies & Distributors — 0.7%
68	United Rentals, Inc. (a)	7,687

	Total Industrials	119,114

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 35.8%
	Internet Software & Services — 7.8%
18	Alphabet, Inc., Class A (a)	16,734
18	Alphabet, Inc., Class C (a)	15,994
628	eBay, Inc. (a)	21,940
68	Facebook, Inc., Class A (a)	10,237
32	IAC/InterActiveCorp (a)	3,335
35	LogMeIn, Inc.	3,684
87	VeriSign, Inc. (a)	8,050

		79,974

	IT Services — 4.0%
107	DXC Technology Co.	8,209
2	Mastercard, Inc., Class A	243
340	Visa, Inc., Class A	31,904

		40,356

	Semiconductors & Semiconductor Equipment — 4.1%
573	Applied Materials, Inc.	23,675
57	Lam Research Corp.	8,033
36	Maxim Integrated Products, Inc.	1,630
29	Skyworks Solutions, Inc.	2,821
184	Teradyne, Inc.	5,510

		41,669

	Software — 12.1%
83	Adobe Systems, Inc. (a)	11,740
41	Aspen Technology, Inc. (a)	2,260
37	Autodesk, Inc. (a)	3,700
87	Citrix Systems, Inc. (a)	6,884
729	Microsoft Corp.	50,260
174	Oracle Corp.	8,734
92	Symantec Corp.	2,585
115	Synopsys, Inc. (a)	8,409
113	Take-Two Interactive Software, Inc. (a)	8,263
234	VMware, Inc., Class A (a)	20,441

		123,276

	Technology Hardware, Storage & Peripherals — 7.8%
416	Apple, Inc.	59,976
761	HP, Inc.	13,299
148	NCR Corp. (a)	6,032

		79,307

	Total Information Technology	364,582

	Materials — 3.4%
	Chemicals — 1.5%
23	Albemarle Corp.	2,396

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	17

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Chemicals — continued
121	Chemours Co. (The)	4,600
333	Huntsman Corp.	8,599

		15,595

	Construction Materials — 0.1%
15	Eagle Materials, Inc.	1,340

	Containers & Packaging — 0.8%
140	Berry Global Group, Inc. (a)	7,970

	Metals & Mining — 1.0%
65	Newmont Mining Corp.	2,112
210	Steel Dynamics, Inc.	7,506

		9,618

	Total Materials	34,523

	Real Estate — 2.3%
	Equity Real Estate Investment Trusts (REITs) — 2.3%
85	American Homes 4 Rent, Class A	1,921
115	American Tower Corp.	15,151
107	Equity Commonwealth (a)	3,372
124	GEO Group, Inc. (The)	3,669

	Total Real Estate	24,113

	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.4%
111	AT&T, Inc.	4,189

SHARES	SECURITY DESCRIPTION	VALUE($)

	Wireless Telecommunication Services — 0.3%
52	T-Mobile US, Inc. (a)	3,165

	Total Telecommunication Services	7,354

	Utilities — 0.4%
	Independent Power and Renewable Electricity Producers — 0.4%
340	AES Corp.	3,778

	Total Common Stocks (Cost $719,462)	995,458

Short-Term Investment — 2.9%
	Investment Company — 2.9%
29,184	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $29,184)	29,184

	Total Investments — 100.5% (Cost $748,646)	1,024,642
	Liabilities in Excess of Other Assets — (0.5)%	(5,519)

	NET ASSETS — 100.0%	$1,019,123

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
188	E-mini S&P 500 Index	09/15/17	USD	$22,756	$(72)

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.4%
		Consumer Discretionary — 10.9%
		Auto Components — 1.0%
89		Visteon Corp. (a)	9,032

		Hotels, Restaurants & Leisure — 2.5%
28		Darden Restaurants, Inc.	2,532
22		Royal Caribbean Cruises Ltd.	2,447
23		Vail Resorts, Inc.	4,665
26		Wyndham Worldwide Corp.	2,621
250		Yum China Holdings, Inc. (a)	9,869

			22,134

		Household Durables — 0.8%
175		DR Horton, Inc.	6,046
—	(h)	NVR, Inc. (a)	1,085

			7,131

		Leisure Products — 0.7%
57		Hasbro, Inc.	6,334

		Media — 1.7%
—	(h)	Cable One, Inc.	284
155		Liberty Media Corp.-Liberty SiriusXM, Class A (a)	6,520
89		TEGNA, Inc.	1,285
195		Viacom, Inc., Class B	6,556

			14,645

		Specialty Retail — 3.1%
317		Best Buy Co., Inc.	18,191
90		Tiffany & Co.	8,467
3		Ulta Beauty, Inc. (a)	833

			27,491

		Textiles, Apparel & Luxury Goods — 1.1%
86		PVH Corp.	9,859

		Total Consumer Discretionary	96,626

		Consumer Staples — 5.9%
		Food & Staples Retailing — 1.0%
290		Rite Aid Corp. (a)	855
131		Sysco Corp.	6,568
62		US Foods Holding Corp. (a)	1,699

			9,122

		Food Products — 4.5%
77		Bunge Ltd.	5,737
98		Ingredion, Inc.	11,718
354		Pilgrim’s Pride Corp. (a)	7,757
233		Tyson Foods, Inc., Class A	14,568

			39,780

SHARES	SECURITY DESCRIPTION	VALUE($)

	Personal Products — 0.4%
25	Herbalife Ltd. (a)	1,812
34	Nu Skin Enterprises, Inc., Class A	2,130

		3,942

	Total Consumer Staples	52,844

	Energy — 6.2%
	Energy Equipment & Services — 1.1%
172	Baker Hughes, Inc.	9,392

	Oil, Gas & Consumable Fuels — 5.1%
306	Cabot Oil & Gas Corp.	7,669
47	Cimarex Energy Co.	4,461
82	Devon Energy Corp.	2,609
413	Marathon Oil Corp.	4,893
90	Marathon Petroleum Corp.	4,710
42	Murphy Oil Corp.	1,082
6	Noble Energy, Inc.	175
21	ONEOK, Inc.	1,085
51	PBF Energy, Inc., Class A	1,128
209	QEP Resources, Inc. (a)	2,110
18	Rice Energy, Inc. (a)	482
46	Tesoro Corp.	4,277
26	Valero Energy Corp.	1,761
66	Williams Cos., Inc. (The)	2,011
145	World Fuel Services Corp.	5,587
149	WPX Energy, Inc. (a)	1,436

		45,476

	Total Energy	54,868

	Financials — 13.8%
	Apartments — 0.2%
19	Sun Communities, Inc.	1,675

	Banks — 4.2%
31	Citizens Financial Group, Inc.	1,113
48	East West Bancorp, Inc.	2,783
195	KeyCorp	3,656
291	Popular, Inc., (Puerto Rico)	12,133
258	Regions Financial Corp.	3,773
18	SVB Financial Group (a)	3,217
184	Synovus Financial Corp.	8,149
51	Zions Bancorp	2,239

		37,063

	Capital Markets — 3.4%
65	BGC Partners, Inc., Class A	824
29	Intercontinental Exchange, Inc.	1,879
15	Lazard Ltd., Class A	695

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	19

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Capital Markets — continued
138	LPL Financial Holdings, Inc.	5,853
10	MarketAxess Holdings, Inc.	1,971
132	MSCI, Inc.	13,636
71	Raymond James Financial, Inc.	5,719

		30,577

	Consumer Finance — 1.1%
107	Discover Financial Services	6,648
109	Synchrony Financial	3,248

		9,896

	Diversified Financial Services — 0.1%
36	Voya Financial, Inc.	1,332

	Insurance — 4.6%
54	Allied World Assurance Co. Holdings AG	2,851
55	American Financial Group, Inc.	5,465
4	American National Insurance Co.	478
17	Aon plc	2,260
13	Arch Capital Group Ltd. (a)	1,199
26	Aspen Insurance Holdings Ltd., (Bermuda)	1,311
26	Assurant, Inc.	2,732
39	Assured Guaranty Ltd.	1,640
9	Everest Re Group Ltd.	2,368
12	First American Financial Corp.	550
65	FNF Group	2,894
57	Hanover Insurance Group, Inc. (The)	5,061
36	Hartford Financial Services Group, Inc. (The)	1,882
25	Lincoln National Corp.	1,656
33	Principal Financial Group, Inc.	2,082
20	Progressive Corp. (The)	895
17	Torchmark Corp.	1,264
68	Unum Group	3,157
17	Validus Holdings Ltd.	857

		40,602

	Mortgage Real Estate Investment Trusts (REITs) — 0.1%
44	AGNC Investment Corp.	928
9	Chimera Investment Corp.	162

		1,090

	Office — 0.1%
25	Douglas Emmett, Inc.	940

	Total Financials	123,175

	Health Care — 10.7%
	Biotechnology — 2.2%
75	ACADIA Pharmaceuticals, Inc. (a)	2,089
49	Alnylam Pharmaceuticals, Inc. (a)	3,892

SHARES	SECURITY DESCRIPTION	VALUE($)

	Biotechnology — continued
15	BioMarin Pharmaceutical, Inc. (a)	1,335
35	Incyte Corp. (a)	4,369
18	Intercept Pharmaceuticals, Inc. (a)	2,179
98	Juno Therapeutics, Inc. (a)	2,929
18	TESARO, Inc. (a)	2,504

		19,297

	Health Care Equipment & Supplies — 4.0%
146	Hill-Rom Holdings, Inc.	11,599
236	Hologic, Inc. (a)	10,701
102	Zimmer Biomet Holdings, Inc.	13,032

		35,332

	Health Care Providers & Services — 3.6%
146	AmerisourceBergen Corp.	13,801
27	Centene Corp. (a)	2,149
291	Premier, Inc., Class A (a)	10,458
34	WellCare Health Plans, Inc. (a)	6,033

		32,441

	Pharmaceuticals — 0.9%
65	Mallinckrodt plc (a)	2,926
63	Mylan NV (a)	2,462
40	Perrigo Co. plc	2,998

		8,386

	Total Health Care	95,456

	Industrials — 14.8%
	Aerospace & Defense — 3.7%
133	HEICO Corp., Class A	8,259
85	Huntington Ingalls Industries, Inc.	15,733
30	L3 Technologies, Inc.	4,929
2	Northrop Grumman Corp.	616
59	Spirit AeroSystems Holdings, Inc., Class A	3,436

		32,973

	Airlines — 2.1%
250	United Continental Holdings, Inc. (a)	18,813

	Building Products — 0.8%
77	Fortune Brands Home & Security, Inc.	5,010
28	Owens Corning	1,854

		6,864

	Commercial Services & Supplies — 0.3%
33	Stericycle, Inc. (a)	2,534

	Construction & Engineering — 0.5%
25	Fluor Corp.	1,154
64	Jacobs Engineering Group, Inc.	3,497

		4,651

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Electrical Equipment — 0.6%
61	Regal Beloit Corp.	4,958

	Machinery — 3.6%
116	Crane Co.	9,168
152	Gardner Denver Holdings, Inc. (a)	3,291
124	Ingersoll-Rand plc	11,332
53	Parker-Hannifin Corp.	8,527

		32,318

	Professional Services — 2.8%
173	ManpowerGroup, Inc.	19,360
133	TransUnion (a)	5,756

		25,116

	Road & Rail — 0.1%
14	Landstar System, Inc.	1,224

	Trading Companies & Distributors — 0.3%
39	WESCO International, Inc. (a)	2,229

	Total Industrials	131,680

	Information Technology — 15.3%
	Communications Equipment — 1.0%
236	ARRIS International plc (a)	6,604
17	F5 Networks, Inc. (a)	2,160

		8,764

	Electronic Equipment, Instruments & Components — 0.9%
118	Avnet, Inc.	4,596
93	FLIR Systems, Inc.	3,206

		7,802

	Internet Software & Services — 0.6%
36	IAC/InterActiveCorp (a)	3,665
165	Pandora Media, Inc. (a)	1,475

		5,140

	IT Services — 4.4%
177	DXC Technology Co.	13,595
43	Fidelity National Information Services, Inc.	3,698
41	Leidos Holdings, Inc.	2,124
87	Square, Inc., Class A (a)	2,039
93	Total System Services, Inc.	5,406
196	Vantiv, Inc., Class A (a)	12,427

		39,289

	Semiconductors & Semiconductor Equipment — 2.7%
13	KLA-Tencor Corp.	1,226
19	Lam Research Corp.	2,715
1,048	Marvell Technology Group Ltd., (Bermuda)	17,313

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — continued
165	ON Semiconductor Corp. (a)	2,319
6	Skyworks Solutions, Inc.	557

		24,130

	Software — 2.1%
56	Activision Blizzard, Inc.	3,241
72	Citrix Systems, Inc. (a)	5,730
451	Nuance Communications, Inc. (a)	7,843
559	Zynga, Inc., Class A (a)	2,036

		18,850

	Technology Hardware, Storage & Peripherals — 3.6%
86	NCR Corp. (a)	3,512
165	Western Digital Corp.	14,619
497	Xerox Corp.	14,280

		32,411

	Total Information Technology	136,386

	Materials — 5.3%
	Chemicals — 1.9%
226	Cabot Corp.	12,064
186	Huntsman Corp.	4,804

		16,868

	Containers & Packaging — 1.9%
41	Avery Dennison Corp.	3,632
183	Berry Global Group, Inc. (a)	10,404
54	International Paper Co.	3,080

		17,116

	Metals & Mining — 1.5%
25	Newmont Mining Corp.	823
15	Reliance Steel & Aluminum Co.	1,078
309	Steel Dynamics, Inc.	11,065

		12,966

	Total Materials	46,950

	Real Estate — 9.9%
	Equity Real Estate Investment Trusts (REITs) — 9.9%
49	American Campus Communities, Inc.	2,308
239	American Homes 4 Rent, Class A	5,390
11	Apartment Investment & Management Co., Class A	460
429	Apple Hospitality REIT, Inc.	8,028
7	Boston Properties, Inc.	824
86	Brixmor Property Group, Inc.	1,541
210	CoreCivic, Inc.	5,778
134	Corporate Office Properties Trust	4,687
15	Crown Castle International Corp.	1,513

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	21

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Equity Real Estate Investment Trusts (REITs) — continued
44	CyrusOne, Inc.	2,447
21	Digital Realty Trust, Inc.	2,383
39	Equinix, Inc.	16,738
193	Equity Commonwealth (a)	6,113
37	Equity LifeStyle Properties, Inc.	3,151
35	Liberty Property Trust	1,405
42	Mid-America Apartment Communities, Inc.	4,465
95	Outfront Media, Inc.	2,201
107	Prologis, Inc.	6,298
34	Regency Centers Corp.	2,142
113	Retail Properties of America, Inc., Class A	1,374
22	SBA Communications Corp. (a)	3,022
3	SL Green Realty Corp.	265
59	Spirit Realty Capital, Inc.	439
9	Taubman Centers, Inc.	518
2	Ventas, Inc.	151
138	Weyerhaeuser Co.	4,606

	Total Real Estate	88,247

	Telecommunication Services — 0.6%
	Diversified Telecommunication Services — 0.4%
156	CenturyLink, Inc.	3,730

	Wireless Telecommunication Services — 0.2%
50	Telephone & Data Systems, Inc.	1,388

	Total Telecommunication Services	5,118

	Utilities — 6.0%
	Electric Utilities — 1.6%
57	Alliant Energy Corp.	2,306
87	Edison International	6,763
110	FirstEnergy Corp.	3,205
50	Great Plains Energy, Inc.	1,455
6	Pinnacle West Capital Corp.	494

		14,223

	Gas Utilities — 1.1%
25	National Fuel Gas Co.	1,407
177	UGI Corp.	8,552

		9,959

SHARES	SECURITY DESCRIPTION	VALUE($)

	Independent Power and Renewable Electricity Producers — 1.9%
995	NRG Energy, Inc.	17,136

	Multi-Utilities — 1.4%
35	Ameren Corp.	1,935
92	CenterPoint Energy, Inc.	2,524
87	CMS Energy Corp.	4,001
23	Consolidated Edison, Inc.	1,875
14	DTE Energy Co.	1,502

		11,837

	Total Utilities	53,155

	Total Common Stocks (Cost $702,371)	884,505

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Consumer Staples — 0.0% (g)
	Food & Staples Retailing — 0.0% (g)
121	Safeway, Inc. Casa Ley CVR expiring 01/30/18 (a)	8
121	Safeway, Inc. PDC CVR (a)	4

	Total Rights (Cost $—)	12

SHARES
Short-Term Investment — 0.9%
	Investment Company — 0.9%
7,698	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $7,698)	7,698

	Total Investments — 100.3% (Cost $710,069)	892,215
	Liabilities in Excess of Other Assets — (0.3)%	(2,476)

	NET ASSETS — 100.0%	$889,739

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
19	E-mini S&P MidCap 400	09/15/17	USD	$3,318	$14

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

JPMorgan Intrepid Sustainable Equity Fund

(formerly known as JPMorgan Intrepid Advantage Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.1%
	Consumer Discretionary — 11.1%
	Hotels, Restaurants & Leisure — 2.1%
2	Dunkin’ Brands Group, Inc.	136
4	Restaurant Brands International, Inc., (Canada)	244

		380

	Media — 4.1%
37	Sirius XM Holdings, Inc.	205
3	Time Warner, Inc.	276
2	Walt Disney Co. (The)	260

		741

	Specialty Retail — 3.4%
2	Home Depot, Inc. (The)	288
4	Lowe’s Cos., Inc.	331

		619

	Textiles, Apparel & Luxury Goods — 1.5%
2	PVH Corp.	272

	Total Consumer Discretionary	2,012

	Consumer Staples — 7.8%
	Beverages — 5.0%
3	Dr Pepper Snapple Group, Inc.	241
2	Molson Coors Brewing Co., Class B	201
4	PepsiCo, Inc.	468

		910

	Food & Staples Retailing — 2.0%
5	Walgreens Boots Alliance, Inc.	358

	Food Products — 0.8%
1	Ingredion, Inc.	143

	Total Consumer Staples	1,411

	Energy — 5.7%
	Energy Equipment & Services — 3.9%
5	Baker Hughes, Inc.	255
3	Schlumberger Ltd.	209
9	TechnipFMC plc, (United Kingdom) (a)	242

		706

	Oil, Gas & Consumable Fuels — 1.8%
3	Apache Corp.	141
3	Valero Energy Corp.	176

		317

	Total Energy	1,023

	Financials — 15.4%
	Banks — 8.2%
16	Bank of America Corp.	391
11	Citigroup, Inc.	716

SHARES		SECURITY DESCRIPTION	VALUE($)

		Banks — continued
3		PNC Financial Services Group, Inc. (The)	381

			1,488

		Capital Markets — 2.7%
6		Bank of New York Mellon Corp. (The)	281
1		MSCI, Inc.	103
1		S&P Global, Inc.	102

			486

		Consumer Finance — 0.7%
2		Discover Financial Services	118

		Insurance — 3.8%
3		Allstate Corp. (The)	223
4		Hartford Financial Services Group, Inc. (The)	203
2		Travelers Cos., Inc. (The)	256

			682

		Total Financials	2,774

		Health Care — 14.6%
		Biotechnology — 6.9%
2		Amgen, Inc.	336
1		Biogen, Inc. (a)	258
—	(h)	Bioverativ, Inc. (a)	19
2		Celgene Corp. (a)	230
6		Gilead Sciences, Inc.	393

			1,236

		Health Care Equipment & Supplies — 0.9%
1		Becton Dickinson and Co.	171

		Health Care Providers & Services — 5.5%
3		Aetna, Inc.	380
1		Cigna Corp.	180
2		Humana, Inc.	427

			987

		Life Sciences Tools & Services — 0.6%
1		Waters Corp. (a)	115

		Pharmaceuticals — 0.7%
2		Merck & Co., Inc.	131

		Total Health Care	2,640

		Industrials — 10.1%
		Aerospace & Defense — 4.1%
2		Curtiss-Wright Corp.	211
2		Raytheon Co.	299
2		United Technologies Corp.	226

			736

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	23

JPMorgan Intrepid Sustainable Equity Fund

(formerly known as JPMorgan Intrepid Advantage Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Airlines — 1.4%
4		Southwest Airlines Co.	252

		Commercial Services & Supplies — 0.6%
7		Pitney Bowes, Inc.	103

		Machinery — 3.0%
2		Parker-Hannifin Corp.	351
4		Xylem, Inc.	194

			545

		Professional Services — 1.0%
2		ManpowerGroup, Inc.	179

		Total Industrials	1,815

		Information Technology — 26.1%
		Communications Equipment — 1.5%
9		Cisco Systems, Inc.	274

		Internet Software & Services — 2.2%
—	(h)	Alphabet, Inc., Class A (a)	195
—	(h)	Alphabet, Inc., Class C (a)	205

			400

		IT Services — 3.6%
1		Accenture plc, Class A	133
1		DXC Technology Co.	61
1		Mastercard, Inc., Class A	170
3		Visa, Inc., Class A	276

			640

		Semiconductors & Semiconductor Equipment — 2.0%
2		Lam Research Corp.	233
2		QUALCOMM, Inc.	130

			363

		Software — 9.8%
3		Autodesk, Inc. (a)	295
13		Microsoft Corp.	874
8		Oracle Corp.	392
8		Symantec Corp.	214

			1,775

		Technology Hardware, Storage & Peripherals — 7.0%
7		Apple, Inc.	1,001
9		Hewlett Packard Enterprise Co.	153
6		HP, Inc.	102

			1,256

		Total Information Technology	4,708

SHARES	SECURITY DESCRIPTION	VALUE($)

	Materials — 1.5%
	Chemicals — 1.5%
2	EI du Pont de Nemours & Co.	143
1	International Flavors & Fragrances, Inc.	125

	Total Materials	268

	Real Estate — 0.8%
	Equity Real Estate Investment Trusts (REITs) — 0.8%
2	Prologis, Inc.	141

	Telecommunication Services — 3.0%
	Diversified Telecommunication Services — 3.0%
7	CenturyLink, Inc.	159
9	Verizon Communications, Inc.	381

	Total Telecommunication Services	540

	Utilities — 3.0%
	Electric Utilities — 3.0%
4	Eversource Energy	240
2	NextEra Energy, Inc.	217
2	Portland General Electric Co.	87

	Total Utilities	544

	Total Common Stocks (Cost $13,439)	17,876

Short-Term Investment — 1.0%
	Investment Company — 1.0%
184	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $184)	184

	Total Investments — 100.1% (Cost $13,623)	18,060
	Liabilities in Excess of Other Assets — (0.1)%	(16)

	NET ASSETS — 100.0%	$18,044

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.0%
	Consumer Discretionary — 7.9%
	Automobiles — 1.1%
375	General Motors Co.	13,085

	Hotels, Restaurants & Leisure — 0.5%
96	Restaurant Brands International, Inc., (Canada)	5,991

	Household Durables — 0.8%
244	Toll Brothers, Inc.	9,628

	Media — 3.4%
54	CBS Corp. (Non-Voting), Class B	3,444
382	Comcast Corp., Class A	14,868
1,914	Sirius XM Holdings, Inc.	10,469
129	Walt Disney Co. (The)	13,706

		42,487

	Specialty Retail — 1.7%
177	Best Buy Co., Inc.	10,142
77	Burlington Stores, Inc. (a)	7,037
412	Staples, Inc.	4,149

		21,328

	Textiles, Apparel & Luxury Goods — 0.4%
29	Michael Kors Holdings Ltd. (a)	1,040
40	PVH Corp.	4,546

		5,586

	Total Consumer Discretionary	98,105

	Consumer Staples — 8.7%
	Food & Staples Retailing — 2.6%
147	Sysco Corp.	7,378
31	Walgreens Boots Alliance, Inc.	2,420
286	Wal-Mart Stores, Inc.	21,660

		31,458

	Food Products — 3.9%
209	Archer-Daniels-Midland Co.	8,632
124	Bunge Ltd.	9,273
248	Conagra Brands, Inc.	8,861
381	Pilgrim’s Pride Corp. (a)	8,360
217	Tyson Foods, Inc., Class A	13,560

		48,686

	Household Products — 1.4%
185	Energizer Holdings, Inc.	8,898
91	Procter & Gamble Co. (The)	7,905

		16,803

SHARES	SECURITY DESCRIPTION	VALUE($)

	Personal Products — 0.8%
157	Nu Skin Enterprises, Inc., Class A	9,859

	Total Consumer Staples	106,806

	Energy — 9.9%
	Energy Equipment & Services — 3.1%
235	Baker Hughes, Inc.	12,826
39	Dril-Quip, Inc. (a)	1,884
379	Halliburton Co.	16,191
271	TechnipFMC plc, (United Kingdom) (a)	7,374

		38,275

	Oil, Gas & Consumable Fuels — 6.8%
38	Apache Corp.	1,836
43	Chevron Corp.	4,533
50	ConocoPhillips	2,198
248	Devon Energy Corp.	7,935
194	EOG Resources, Inc.	17,588
72	Exxon Mobil Corp.	5,772
156	Marathon Petroleum Corp.	8,137
10	Occidental Petroleum Corp.	599
77	Tesoro Corp.	7,198
407	Valero Energy Corp.	27,477

		83,273

	Total Energy	121,548

	Financials — 27.4%
	Banks — 12.3%
2,059	Bank of America Corp.	49,962
656	Citigroup, Inc.	43,886
17	Comerica, Inc.	1,223
253	PNC Financial Services Group, Inc. (The)	31,576
219	Popular, Inc., (Puerto Rico)	9,114
468	Regions Financial Corp.	6,853
215	Synovus Financial Corp.	9,498

		152,112

	Capital Markets — 3.7%
73	Ameriprise Financial, Inc.	9,254
66	Goldman Sachs Group, Inc. (The)	14,723
268	Morgan Stanley	11,938
95	MSCI, Inc.	9,825

		45,740

	Consumer Finance — 1.9%
14	Capital One Financial Corp.	1,115
295	Discover Financial Services	18,340
260	Navient Corp.	4,332

		23,787

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	25

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — 7.6%
197	American International Group, Inc.	12,329
89	Arch Capital Group Ltd. (a)	8,256
230	Assured Guaranty Ltd.	9,579
136	Axis Capital Holdings Ltd.	8,774
42	Everest Re Group Ltd.	10,693
132	Lincoln National Corp.	8,948
71	Prudential Financial, Inc.	7,667
74	RenaissanceRe Holdings Ltd., (Bermuda)	10,276
116	Torchmark Corp.	8,905
9	White Mountains Insurance Group Ltd.	7,644

		93,071

	Mortgage Real Estate Investment Trusts (REITs) — 1.9%
175	AGNC Investment Corp.	3,715
541	Chimera Investment Corp.	10,079
1,003	Two Harbors Investment Corp.	9,942

		23,736

	Total Financials	338,446

	Health Care — 13.6%
	Biotechnology — 3.6%
127	Amgen, Inc.	21,804
311	Gilead Sciences, Inc.	22,041

		43,845

	Health Care Equipment & Supplies — 0.8%
78	Baxter International, Inc.	4,692
119	Hologic, Inc. (a)	5,418

		10,110

	Health Care Providers & Services — 6.1%
52	Aetna, Inc.	7,956
23	Anthem, Inc.	4,327
36	DaVita, Inc. (a)	2,344
82	Express Scripts Holding Co. (a)	5,254
77	Humana, Inc.	18,576
34	McKesson Corp.	5,512
57	Quest Diagnostics, Inc.	6,381
78	UnitedHealth Group, Inc.	14,426
58	WellCare Health Plans, Inc. (a)	10,450

		75,226

	Pharmaceuticals — 3.1%
91	Allergan plc	22,049
491	Pfizer, Inc.	16,500

		38,549

	Total Health Care	167,730

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 9.3%
	Aerospace & Defense — 2.6%
119	Boeing Co. (The)	23,492
98	Curtiss-Wright Corp.	8,958

		32,450

	Airlines — 2.2%
289	Delta Air Lines, Inc.	15,536
149	United Continental Holdings, Inc. (a)	11,228

		26,764

	Construction & Engineering — 0.2%
40	Jacobs Engineering Group, Inc.	2,186

	Electrical Equipment — 1.0%
23	EnerSys	1,652
62	Rockwell Automation, Inc.	10,041

		11,693

	Machinery — 1.9%
104	Allison Transmission Holdings, Inc.	3,890
55	Cummins, Inc.	8,906
66	Parker-Hannifin Corp.	10,612

		23,408

	Professional Services — 0.7%
79	ManpowerGroup, Inc.	8,798

	Trading Companies & Distributors — 0.7%
79	United Rentals, Inc. (a)	8,893

	Total Industrials	114,192

	Information Technology — 8.3%
	Internet Software & Services — 1.6%
552	eBay, Inc. (a)	19,290

	IT Services — 0.4%
46	DXC Technology Co.	3,506
55	Western Union Co. (The)	1,042

		4,548

	Semiconductors & Semiconductor Equipment — 2.3%
512	Applied Materials, Inc.	21,142
35	QUALCOMM, Inc.	1,916
18	Skyworks Solutions, Inc.	1,766
110	Teradyne, Inc.	3,294

		28,118

	Software — 0.9%
89	Microsoft Corp.	6,135
65	VMware, Inc., Class A (a)	5,674

		11,809

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Technology Hardware, Storage & Peripherals — 3.1%
40	Apple, Inc.	5,718
1,323	HP, Inc.	23,124
239	NetApp, Inc.	9,580

		38,422

	Total Information Technology	102,187

	Materials — 2.7%
	Chemicals — 1.1%
44	Cabot Corp.	2,335
431	Huntsman Corp.	11,124

		13,459

	Containers & Packaging — 0.7%
77	Packaging Corp. of America	8,599

	Metals & Mining — 0.9%
54	Newmont Mining Corp.	1,742
264	Steel Dynamics, Inc.	9,465

		11,207

	Total Materials	33,265

	Real Estate — 2.9%
	Equity Real Estate Investment Trusts (REITs) — 2.9%
507	Brandywine Realty Trust	8,890
298	Equity Commonwealth (a)	9,401
153	GEO Group, Inc. (The)	4,536
128	Hospitality Properties Trust	3,737
424	Piedmont Office Realty Trust, Inc., Class A	8,927

	Total Real Estate	35,491

	Telecommunication Services — 1.1%
	Diversified Telecommunication Services — 1.1%
300	AT&T, Inc.	11,312
48	Verizon Communications, Inc.	2,157

	Total Telecommunication Services	13,469

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 6.2%
	Electric Utilities — 3.1%
123	Edison International	9,618
226	Exelon Corp.	8,148
79	NextEra Energy, Inc.	11,028
221	Portland General Electric Co.	10,079

		38,873

	Gas Utilities — 0.9%
219	UGI Corp.	10,624

	Independent Power and Renewable Electricity Producers — 0.8%
869	AES Corp.	9,649

	Multi-Utilities — 1.4%
377	CenterPoint Energy, Inc.	10,333
293	MDU Resources Group, Inc.	7,682

		18,015

	Total Utilities	77,161

	Total Common Stocks (Cost $1,002,865)	1,208,400

Short-Term Investment — 2.2%
	Investment Company — 2.2%
27,377	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.840% (b) (l) (Cost $27,377)	27,377

	Total Investments — 100.2% (Cost $1,030,242)	1,235,777
	Liabilities in Excess of Other Assets — (0.2)%	(2,933)

	NET ASSETS — 100.0%	$1,232,844

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2017	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
104	E-mini S&P 500 Index	09/15/17	USD	$12,589	$(48)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	27

J.P. Morgan Intrepid Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2017

CVR	— Contingent Value Rights
PDC	— Property Development Center
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500.
(l)	— The rate shown is the current yield as of June 30, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	29

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2017

(Amounts in thousands, except per share amounts)

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund
ASSETS:
Investments in non-affiliates, at value	$4,022,498	$995,458	$884,517
Investments in affiliates, at value	80,269	29,184	7,698

Total investment securities, at value	4,102,767	1,024,642	892,215
Cash	—	1	—	(a)
Deposits at broker for futures contracts	6,610	1,675	433
Receivables:
Investment securities sold	7,562	20,121	4,802
Fund shares sold	137	947	670
Dividends from non-affiliates	3,900	527	1,284
Dividends from affiliates	44	9	9
Variation margin on futures contracts	8	8	3

Total Assets	4,121,028	1,047,930	899,416

LIABILITIES:
Payables:
Investment securities purchased	13,709	26,972	7,679
Fund shares redeemed	22,666	1,290	1,201
Accrued liabilities:
Investment advisory fees	1,323	329	419
Administration fees	273	9	20
Distribution fees	18	48	117
Service fees	71	73	142
Custodian and accounting fees	14	4	7
Trustees’ and Chief Compliance Officer’s fees	3	—	—
Audit fees	19	19	20
Legal fees	2	1	—
Registration fees	21	19	—
Other	52	43	72

Total Liabilities	38,171	28,807	9,677

Net Assets	$4,082,857	$1,019,123	$889,739

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund
NET ASSETS:
Paid-in-Capital	$3,068,461	$794,916	$663,664
Accumulated undistributed (distributions in excess of) net investment income	23,487	4,113	1,455
Accumulated net realized gains (losses)	324,698	(55,830)	42,460
Net unrealized appreciation (depreciation)	666,211	275,924	182,160

Total Net Assets	$4,082,857	$1,019,123	$889,739

Net Assets:
Class A	$49,774	$90,633	$304,927
Class C	10,306	42,811	81,761
Class I (formerly Select Class)	215,888	183,265	310,316
Class R2	3,394	5,277	—
Class R3	—	—	8,854
Class R4	—	—	22
Class R5	4,681	192,164	—
Class R6	3,798,814	504,973	183,859

Total	$4,082,857	$1,019,123	$889,739

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,275	1,865	13,792
Class C	267	897	4,325
Class I (formerly Select Class)	5,415	3,715	13,364
Class R2	89	111	—
Class R3	—	—	401
Class R4	—	—	1
Class R5	117	3,941	—
Class R6	96,568	10,359	7,909

Net Asset Value (a):
Class A — Redemption price per share	$39.06	$48.60	$22.11
Class C — Offering price per share (b)	38.59	47.72	18.90
Class I (formerly Select Class) — Offering and redemption price per share	39.87	49.34	23.22
Class R2 — Offering and redemption price per share	38.18	47.66	—
Class R3 — Offering and redemption price per share	—	—	22.08
Class R4 — Offering and redemption price per share	—	—	23.20
Class R5 — Offering and redemption price per share	39.91	48.76	—
Class R6 — Offering and redemption price per share	39.34	48.74	23.25
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$41.22	$51.29	$23.34

Cost of investments in non-affiliates	$3,356,240	$719,462	$702,371
Cost of investments in affiliates	80,269	29,184	7,698

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	31

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2017 (continued)

(Amounts in thousands, except per share amounts)

	Intrepid Sustainable Equity Fund		Intrepid Value Fund
ASSETS:
Investments in non-affiliates, at value	$17,876		$1,208,400
Investments in affiliates, at value	184		27,377

Total investment securities, at value	18,060		1,235,777
Deposits at broker for futures contracts	—		595
Receivables:
Investment securities sold	—		3,373
Fund shares sold	1		889
Dividends from non-affiliates	12		1,616
Dividends from affiliates	—	(a)	17
Variation margin on futures contracts	—		5
Due from adviser	11		—

Total Assets	18,084		1,242,272

LIABILITIES:
Payables:
Due to custodian	—		1
Investment securities purchased	—		5,374
Fund shares redeemed	1		2,953
Accrued liabilities:
Investment advisory fees	—		342
Administration fees	—		43
Distribution fees	5		50
Service fees	—	(a)	202
Custodian and accounting fees	3		8
Audit fees	19		18
Legal fees	3		1
Registration fees	6		31
Other	3		405

Total Liabilities	40		9,428

Net Assets	$18,044		$1,232,844

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

	Intrepid Sustainable Equity Fund	Intrepid Value Fund
NET ASSETS:
Paid-in-Capital	$13,012	$937,166
Accumulated undistributed (distributions in excess of) net investment income	57	985
Accumulated net realized gains (losses)	538	89,206
Net unrealized appreciation (depreciation)	4,437	205,487

Total Net Assets	$18,044	$1,232,844

Net Assets:
Class A	$7,943	$95,891
Class C	5,063	35,999
Class I (formerly Select Class)	5,038	886,602
Class R2	—	19,693
Class R5	—	86,134
Class R6	—	108,525

Total	$18,044	$1,232,844

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	202	2,698
Class C	132	1,024
Class I (formerly Select Class)	127	24,843
Class R2	—	558
Class R5	—	2,408
Class R6	—	3,033

Net Asset Value (a):
Class A — Redemption price per share	$39.35	$35.54
Class C — Offering price per share (b)	38.51	35.14
Class I (formerly Select Class) — Offering and redemption price per share	39.59	35.69
Class R2 — Offering and redemption price per share	—	35.33
Class R5 — Offering and redemption price per share	—	35.78
Class R6 — Offering and redemption price per share	—	35.78
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$41.53	$37.51

Cost of investments in non-affiliates	$13,439	$1,002,865
Cost of investments in affiliates	184	27,377

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	33

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2017

(Amounts in thousands)

	Intrepid America Fund		Intrepid Growth Fund	Intrepid Mid Cap Fund
INVESTMENT INCOME:
Interest income from affiliates	$—	(a)	$— (a)	$1
Dividend income from non-affiliates	69,240		14,127	15,165
Dividend income from affiliates	428		89	85

Total investment income	69,668		14,216	15,251

EXPENSES:
Investment advisory fees	15,533		4,995	6,454
Administration fees	3,176		817	812
Distribution fees:
Class A	138		227	820
Class C	86		348	677
Class R2	19		25	—
Class R3 (b)	—		—	8
Service fees:
Class A	138		227	820
Class C	29		116	226
Class I (formerly Select Class)	559		417	735
Class R2	9		12	—
Class R3 (b)	—		—	7
Class R4 (b)	—		—	— (a)
Class R5	3		117	—
Custodian and accounting fees	127		45	54
Professional fees	78		53	61
Trustees’ and Chief Compliance Officer’s fees	27		27	27
Printing and mailing costs	55		32	84
Registration and filing fees	84		83	91
Transfer agency fees (See Note 2.D.)	36		27	71
Sub-transfer agency fees (See Note 2.D.)	107		265	674
Other	78		25	24

Total expenses	20,282		7,858	11,645

Less fees waived	(206)		(2,093)	(1,842)
Less expense reimbursements	—	(a)	(44)	(1)

Net expenses	20,076		5,721	9,802

Net investment income (loss)	49,592		8,495	5,449

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	372,249		90,708	63,240
Futures	12,045		3,558	4,599

Net realized gain (loss)	384,294		94,266	67,839

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	170,442		94,529	61,614
Futures	(1,200)		(620)	(204)

Change in net unrealized appreciation/depreciation	169,242		93,909	61,410

Net realized/unrealized gains (losses)	553,536		188,175	129,249

Change in net assets resulting from operations	$603,128		$196,670	$134,698

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective September 9, 2016 for Intrepid Mid Cap Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

	Intrepid Sustainable Equity Fund	Intrepid Value Fund
INVESTMENT INCOME:
Interest income from affiliates	$— (a)	$2
Dividend income from non-affiliates	341	29,519
Dividend income from affiliates	1	105

Total investment income	342	29,626

EXPENSES:
Investment advisory fees	100	5,296
Administration fees	15	1,083
Distribution fees:
Class A	20	332
Class C	42	300
Class R2	—	95
Service fees:
Class A	20	332
Class C	14	100
Class I (formerly Select Class)	11	2,350
Class R2	—	48
Class R5	—	57
Custodian and accounting fees	29	64
Professional fees	73	58
Trustees’ and Chief Compliance Officer’s fees	25	28
Printing and mailing costs	17	180
Registration and filing fees	50	94
Transfer agency fees (See Note 2.D.)	3	135
Sub-transfer agency fees (See Note 2.D.)	8	1,488
Other	5	32

Total expenses	432	12,072

Less fees waived	(154)	(2,925)
Less expense reimbursements	(65)	(82)

Net expenses	213	9,065

Net investment income (loss)	129	20,561

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	2,415	151,147
Futures	—	3,786

Net realized gain (loss)	2,415	154,933

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	662	22,604
Futures	—	(885)

Change in net unrealized appreciation/depreciation	662	21,719

Net realized/unrealized gains (losses)	3,077	176,652

Change in net assets resulting from operations	$3,206	$197,213

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	35

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Intrepid America Fund		Intrepid Growth Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$49,592	$53,527	$8,495	$10,143
Net realized gain (loss)	384,294	91,191	94,266	16,899
Change in net unrealized appreciation/depreciation	169,242	(204,081)	93,909	(34,556)

Change in net assets resulting from operations	603,128	(59,363)	196,670	(7,514)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(398)	(997)	(532)	(645)
From net realized gains	(1,471)	(7,771)	—	—
Class C
From net investment income	(34)	(59)	(40)	(111)
From net realized gains	(311)	(875)	—	—
Class I (formerly Select Class)
From net investment income	(2,317)	(411)	(1,415)	(70)
From net realized gains	(5,697)	(16,260)	—	—
Class R2
From net investment income	(20)	(39)	(27)	(19)
From net realized gains	(104)	(263)	—	—
Class R5
From net investment income	(49)	—	(1,807)	(2,127)
From net realized gains	(100)	(200)	—	—
Class R6 (a)
From net investment income	(49,652)	(47,617)	(5,624)	(6,464)
From net realized gains	(94,209)	(196,504)	—	—

Total distributions to shareholders	(154,362)	(270,996)	(9,445)	(9,436)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(32,461)	287,274	(156,325)	(49,656)

NET ASSETS:
Change in net assets	416,305	(43,085)	30,900	(66,606)
Beginning of period	3,666,552	3,709,637	988,223	1,054,829

End of period	$4,082,857	$3,666,552	$1,019,123	$988,223

Accumulated undistributed (distributions in excess of) net investment income	$23,487	$27,056	$4,113	$5,195

(a)	Commencement of offering of class of shares effective November 2, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

	Intrepid Mid Cap Fund		Intrepid Sustainable Equity Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,449	$8,266	$129	$359
Net realized gain (loss)	67,839	(18,817)	2,415	176
Change in net unrealized appreciation/depreciation	61,410	(2,106)	662	(801)

Change in net assets resulting from operations	134,698	(12,657)	3,206	(266)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,163)	(2,230)	(79)	(166)
From net realized gains	(64)	(27,036)	—	—
Class C
From net investment income	(111)	(410)	(21)	(82)
From net realized gains	(20)	(7,872)	—	—
Class I (formerly Select Class)
From net investment income	(1,250)	(2,298)	(47)	(80)
From net realized gains	(51)	(19,338)	—	—
Class R3 (a)
From net investment income	— (b)	—	—	—
From net realized gains	— (b)	—	—	—
Class R4 (a)
From net investment income	— (b)	—	—	—
From net realized gains	— (b)	—	—	—
Class R6 (c)
From net investment income	(1,834)	(2,290)	—	—
From net realized gains	(59)	(17,654)	—	—

Total distributions to shareholders	(4,552)	(79,128)	(147)	(328)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(205,002)	80,831	(4,054)	(3,007)

NET ASSETS:
Change in net assets	(74,856)	(10,954)	(995)	(3,601)
Beginning of period	964,595	975,549	19,039	22,640

End of period	$889,739	$964,595	$18,044	$19,039

Accumulated undistributed (distributions in excess of) net investment income	$1,455	$1,098	$57	$79

(a)	Commencement of offering of class of shares effective September 9, 2016 for Intrepid Mid Cap Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective November 2, 2015 for Intrepid Mid Cap Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$20,561	$30,165
Net realized gain (loss)	154,933	3,533
Change in net unrealized appreciation/depreciation	21,719	(156,331)

Change in net assets resulting from operations	197,213	(122,633)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,822)	(3,919)
From net realized gains	(976)	(12,129)
Class C
From net investment income	(427)	(481)
From net realized gains	(328)	(2,317)
Class I (formerly Select Class)
From net investment income	(14,704)	(20,675)
From net realized gains	(6,865)	(58,980)
Class R2
From net investment income	(251)	(209)
From net realized gains	(158)	(725)
Class R5
From net investment income	(1,707)	(1,649)
From net realized gains	(727)	(4,135)
Class R6
From net investment income	(1,965)	(1,457)
From net realized gains	(845)	(3,575)

Total distributions to shareholders	(30,775)	(110,251)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(630,829)	142,336

NET ASSETS:
Change in net assets	(464,391)	(90,548)
Beginning of period	1,697,235	1,787,783

End of period	$1,232,844	$1,697,235

Accumulated undistributed (distributions in excess of) net investment income	$985	$1,489

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

	Intrepid America Fund		Intrepid Growth Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$5,999	$43,942	$27,666	$29,744
Distributions reinvested	1,826	8,675	357	464
Cost of shares redeemed	(21,894)	(162,708)	(45,136)	(44,544)

Change in net assets resulting from Class A capital transactions	$(14,069)	$(110,091)	$(17,113)	$(14,336)

Class C
Proceeds from shares issued	$430	$1,939	$4,411	$10,146
Distributions reinvested	319	840	29	81
Cost of shares redeemed	(4,382)	(3,804)	(18,954)	(9,970)

Change in net assets resulting from Class C capital transactions	$(3,633)	$(1,025)	$(14,514)	$257

Class I (formerly Select Class)
Proceeds from shares issued	$34,005	$122,319	$46,031	$78,959
Distributions reinvested	1,830	3,411	1,050	46
Cost of shares redeemed	(93,190)	(1,375,409)	(46,388)	(650,874)

Change in net assets resulting from Class I capital transactions	$(57,355)	$(1,249,679)	$693	$(571,869)

Class R2
Proceeds from shares issued	$786	$3,181	$1,831	$3,918
Distributions reinvested	61	206	6	7
Cost of shares redeemed	(2,478)	(1,407)	(1,672)	(949)

Change in net assets resulting from Class R2 capital transactions	$(1,631)	$1,980	$165	$2,976

Class R5
Proceeds from shares issued	$1,408	$147,210	$26,918	$54,598
Distributions reinvested	80	98	1,528	1,858
Cost of shares redeemed	(1,205)	(2,206,178)	(75,964)	(38,491)

Change in net assets resulting from Class R5 capital transactions	$283	$(2,058,870)	$(47,518)	$17,965

Class R6 (a)
Proceeds from shares issued	$168,666	$3,744,275	$17,417	$605,936
Distributions reinvested	143,577	244,121	5,624	6,464
Cost of shares redeemed	(268,299)	(283,437)	(101,079)	(97,049)

Change in net assets resulting from Class R6 capital transactions	$43,944	$3,704,959	$(78,038)	$515,351

Total change in net assets resulting from capital transactions	$(32,461)	$287,274	$(156,325)	$(49,656)

(a)	Commencement of offering of class of shares effective November 2, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid America Fund		Intrepid Growth Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	163	1,229	630	737
Reinvested	49	249	8	12
Redeemed	(586)	(4,667)	(1,016)	(1,106)

Change in Class A Shares	(374)	(3,189)	(378)	(357)

Class C
Issued	11	56	101	257
Reinvested	9	24	1	2
Redeemed	(120)	(110)	(434)	(255)

Change in Class C Shares	(100)	(30)	(332)	4

Class I (formerly Select Class)
Issued	897	3,461	1,020	1,966
Reinvested	48	97	24	1
Redeemed	(2,482)	(35,374)	(1,023)	(15,436)

Change in Class I Shares	(1,537)	(31,816)	21	(13,469)

Class R2
Issued	21	91	43	100
Reinvested	2	6	— (a)	— (a)
Redeemed	(69)	(40)	(38)	(24)

Change in Class R2 Shares	(46)	57	5	76

Class R5
Issued	37	3,900	602	1,371
Reinvested	2	3	35	46
Redeemed	(32)	(56,255)	(1,762)	(959)

Change in Class R5 Shares	7	(52,352)	(1,125)	458

Class R6 (b)
Issued	4,471	96,721	367	14,369
Reinvested	3,844	6,953	129	160
Redeemed	(7,129)	(8,292)	(2,190)	(2,476)

Change in Class R6 Shares	1,186	95,382	(1,694)	12,053

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective November 2, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

	Intrepid Mid Cap Fund		Intrepid Sustainable Equity Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$81,290	$115,229	$997	$1,458
Distributions reinvested	1,110	26,642	79	166
Cost of shares redeemed	(131,036)	(168,582)	(3,288)	(3,513)

Change in net assets resulting from Class A capital transactions	$(48,636)	$(26,711)	$(2,212)	$(1,889)

Class C
Proceeds from shares issued	$14,601	$27,150	$287	$513
Distributions reinvested	103	7,265	21	77
Cost of shares redeemed	(33,172)	(22,253)	(2,328)	(1,144)

Change in net assets resulting from Class C capital transactions	$(18,468)	$12,162	$(2,020)	$(554)

Class I (formerly Select Class)
Proceeds from shares issued	$143,668	$146,281	$1,296	$391
Distributions reinvested	1,101	17,565	31	50
Cost of shares redeemed	(130,084)	(384,961)	(1,149)	(1,005)

Change in net assets resulting from Class I capital transactions	$14,685	$(221,115)	$178	$(564)

Class R3 (a)
Proceeds from shares issued	$9,663	$—	$—	$—
Distributions reinvested	— (b)	—	—	—
Cost of shares redeemed	(869)	—	—	—

Change in net assets resulting from Class R3 capital transactions	$8,794	$—	$—	$—

Class R4 (a)
Proceeds from shares issued	$20	$—	$—	$—
Distributions reinvested	— (b)	—	—	—

Change in net assets resulting from Class R4 capital transactions	$20	$—	$—	$—

Class R6 (c)
Proceeds from shares issued	$12,224	$296,563	$—	$—
Distributions reinvested	1,889	19,944	—	—
Cost of shares redeemed	(175,510)	(12)	—	—

Change in net assets resulting from Class R6 capital transactions	$(161,397)	$316,495	$—	$—

Total change in net assets resulting from capital transactions	$(205,002)	$80,831	$(4,054)	$(3,007)

(a)	Commencement of offering of class of shares effective September 9, 2016 for Intrepid Mid Cap Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective November 2, 2015 for Intrepid Mid Cap Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Mid Cap Fund		Intrepid Sustainable Equity Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	3,903	5,728	27	45
Reinvested	53	1,439	2	5
Redeemed	(6,167)	(8,481)	(91)	(107)

Change in Class A Shares	(2,211)	(1,314)	(62)	(57)

Class C
Issued	814	1,614	8	16
Reinvested	6	457	1	2
Redeemed	(1,823)	(1,316)	(66)	(36)

Change in Class C Shares	(1,003)	755	(57)	(18)

Class I (formerly Select Class)
Issued	6,474	7,038	34	11
Reinvested	50	904	1	2
Redeemed	(5,834)	(17,691)	(32)	(30)

Change in Class I Shares	690	(9,749)	3	(17)

Class R3 (a)
Issued	441	—	—	—
Reinvested	— (b)	—	—	—
Redeemed	(40)	—	—	—

Change in Class R3 Shares	401	—	—	—

Class R4 (a)
Issued	1	—	—	—
Reinvested	— (b)	—	—	—

Change in Class R4 Shares	1	—	—	—

Class R6 (c)
Issued	548	13,904	—	—
Reinvested	87	1,028	—	—
Redeemed	(7,657)	(1)	—	—

Change in Class R6 Shares	(7,022)	14,931	—	—

(a)	Commencement of offering of class of shares effective September 9, 2016, for Intrepid Mid Cap Fund.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective November 2, 2015, for Intrepid Mid Cap Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

	Intrepid Value Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$20,073	$166,519
Distributions reinvested	2,584	15,365
Cost of shares redeemed	(186,659)	(80,574)

Change in net assets resulting from Class A capital transactions	$(164,002)	$101,310

Class C
Proceeds from shares issued	$1,926	$6,903
Distributions reinvested	698	2,515
Cost of shares redeemed	(14,665)	(13,246)

Change in net assets resulting from Class C capital transactions	$(12,041)	$(3,828)

Class I (formerly Select Class)
Proceeds from shares issued	$206,583	$308,972
Distributions reinvested	19,832	73,614
Cost of shares redeemed	(678,570)	(411,786)

Change in net assets resulting from Class I capital transactions	$(452,155)	$(29,200)

Class R2
Proceeds from shares issued	$6,817	$11,058
Distributions reinvested	347	803
Cost of shares redeemed	(7,671)	(6,453)

Change in net assets resulting from Class R2 capital transactions	$(507)	$5,408

Class R5
Proceeds from shares issued	$14,877	$28,926
Distributions reinvested	2,434	5,784
Cost of shares redeemed	(28,444)	(21,596)

Change in net assets resulting from Class R5 capital transactions	$(11,133)	$13,114

Class R6
Proceeds from shares issued	$34,643	$71,117
Distributions reinvested	2,810	5,032
Cost of shares redeemed	(28,444)	(20,617)

Change in net assets resulting from Class R6 capital transactions	$9,009	$55,532

Total change in net assets resulting from capital transactions	$(630,829)	$142,336

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	43

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Year Ended June 30, 2017	Year Ended June 30, 2016
SHARE TRANSACTIONS:
Class A
Issued	602	4,888
Reinvested	76	492
Redeemed	(5,697)	(2,519)

Change in Class A Shares	(5,019)	2,861

Class C
Issued	57	214
Reinvested	21	82
Redeemed	(440)	(424)

Change in Class C Shares	(362)	(128)

Class I (formerly Select Class)
Issued	6,068	9,586
Reinvested	576	2,349
Redeemed	(20,858)	(12,663)

Change in Class I Shares	(14,214)	(728)

Class R2
Issued	203	348
Reinvested	10	26
Redeemed	(226)	(204)

Change in Class R2 Shares	(13)	170

Class R5
Issued	438	885
Reinvested	71	184
Redeemed	(826)	(681)

Change in Class R5 Shares	(317)	388

Class R6
Issued	1,044	2,159
Reinvested	81	160
Redeemed	(837)	(661)

Change in Class R6 Shares	288	1,658

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	45

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid America Fund
Class A
Year Ended June 30, 2017	$34.75	$0.28	$5.30	$5.58	$(0.27)	$(1.00)	$(1.27)
Year Ended June 30, 2016	38.08	0.34	(1.15)	(0.81)	(0.27)	(2.25)	(2.52)
Year Ended June 30, 2015	37.28	0.44	2.57	3.01	(0.38)	(1.83)	(2.21)
Year Ended June 30, 2014	29.76	0.30	7.49	7.79	(0.27)	—	(0.27)
Year Ended June 30, 2013	24.68	0.34	5.15	5.49	(0.41)	—	(0.41)

Class C
Year Ended June 30, 2017	34.37	0.09	5.24	5.33	(0.11)	(1.00)	(1.11)
Year Ended June 30, 2016	37.74	0.18	(1.15)	(0.97)	(0.15)	(2.25)	(2.40)
Year Ended June 30, 2015	36.99	0.22	2.57	2.79	(0.21)	(1.83)	(2.04)
Year Ended June 30, 2014	29.53	0.13	7.42	7.55	(0.09)	—	(0.09)
Year Ended June 30, 2013	24.48	0.20	5.12	5.32	(0.27)	—	(0.27)

Class I (formerly Select Class)
Year Ended June 30, 2017	35.48	0.39	5.41	5.80	(0.41)	(1.00)	(1.41)
Year Ended June 30, 2016	38.49	0.39	(1.09)	(0.70)	(0.06)	(2.25)	(2.31)
Year Ended June 30, 2015	37.61	0.53	2.61	3.14	(0.43)	(1.83)	(2.26)
Year Ended June 30, 2014	30.00	0.38	7.56	7.94	(0.33)	—	(0.33)
Year Ended June 30, 2013	24.88	0.41	5.20	5.61	(0.49)	—	(0.49)

Class R2
Year Ended June 30, 2017	34.01	0.19	5.17	5.36	(0.19)	(1.00)	(1.19)
Year Ended June 30, 2016	37.45	0.27	(1.15)	(0.88)	(0.31)	(2.25)	(2.56)
Year Ended June 30, 2015	36.82	0.33	2.55	2.88	(0.42)	(1.83)	(2.25)
Year Ended June 30, 2014	29.43	0.21	7.40	7.61	(0.22)	—	(0.22)
Year Ended June 30, 2013	24.43	0.26	5.11	5.37	(0.37)	—	(0.37)

Class R5
Year Ended June 30, 2017	35.53	0.46	5.40	5.86	(0.48)	(1.00)	(1.48)
Year Ended June 30, 2016	38.41	0.41	(1.04)	(0.63)	—	(2.25)	(2.25)
Year Ended June 30, 2015	37.54	0.60	2.61	3.21	(0.51)	(1.83)	(2.34)
Year Ended June 30, 2014	29.94	0.46	7.54	8.00	(0.40)	—	(0.40)
Year Ended June 30, 2013	24.84	0.46	5.19	5.65	(0.55)	—	(0.55)

Class R6
Year Ended June 30, 2017	35.03	0.49	5.33	5.82	(0.51)	(1.00)	(1.51)
November 2, 2015 (f) through June 30, 2016	39.15	0.41	(1.77)	(1.36)	(0.51)	(2.25)	(2.76)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$39.06	16.27%	$49,774	1.03%	0.76%	1.08%	95%
34.75	(2.08)	57,303	1.04	0.96	1.15	70
38.08	8.27	184,225	1.03	1.16	1.11	49
37.28	26.26	97,155	1.04	0.90	1.05	67
29.76	22.48	87,954	1.24	1.25	1.26	68

38.59	15.69	10,306	1.53	0.25	1.57	95
34.37	(2.55)	12,599	1.54	0.50	1.62	70
37.74	7.72	14,978	1.53	0.58	1.56	49
36.99	25.62	8,774	1.54	0.39	1.55	67
29.53	21.90	7,336	1.74	0.75	1.76	68

39.87	16.58	215,888	0.76	1.03	0.77	95
35.48	(1.77)	246,679	0.74	1.04	0.75	70
38.49	8.56	1,492,209	0.75	1.37	0.76	49
37.61	26.56	1,514,180	0.79	1.14	0.80	67
30.00	22.83	1,391,748	0.99	1.50	1.02	68

38.18	15.98	3,394	1.27	0.52	1.41	95
34.01	(2.30)	4,584	1.29	0.78	1.46	70
37.45	8.01	2,923	1.28	0.88	1.35	49
36.82	25.93	166	1.29	0.64	1.30	67
29.43	22.20	170	1.49	0.96	1.51	68

39.91	16.75	4,681	0.59	1.20	0.63	95
35.53	(1.57)	3,920	0.54	1.08	0.55	70
38.41	8.76	2,015,302	0.55	1.56	0.55	49
37.54	26.84	1,363,358	0.58	1.35	0.59	67
29.94	23.05	710,586	0.79	1.66	0.82	68

39.34	16.91	3,798,814	0.49	1.30	0.49	95
35.03	(3.39)	3,341,467	0.49	1.78	0.50	70

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Intrepid Growth Fund
Class A
Year Ended June 30, 2017	$40.37	$0.22		$8.27	$8.49	$(0.26)
Year Ended June 30, 2016	40.99	0.27		(0.63)	(0.36)	(0.26)
Year Ended June 30, 2015	37.05	0.25		3.88	4.13	(0.19)
Year Ended June 30, 2014	29.36	0.18	(f)	7.64	7.82	(0.13)
Year Ended June 30, 2013	25.00	0.21		4.34	4.55	(0.19)

Class C
Year Ended June 30, 2017	39.63	—	(g)	8.13	8.13	(0.04)
Year Ended June 30, 2016	40.26	0.07		(0.61)	(0.54)	(0.09)
Year Ended June 30, 2015	36.45	0.05		3.81	3.86	(0.05)
Year Ended June 30, 2014	28.93	0.01	(f)	7.52	7.53	(0.01)
Year Ended June 30, 2013	24.64	0.07		4.27	4.34	(0.05)

Class I (formerly Select Class)
Year Ended June 30, 2017	40.99	0.34		8.40	8.74	(0.39)
Year Ended June 30, 2016	41.27	0.29		(0.55)	(0.26)	(0.02)
Year Ended June 30, 2015	37.23	0.32		3.93	4.25	(0.21)
Year Ended June 30, 2014	29.52	0.26	(f)	7.69	7.95	(0.24)
Year Ended June 30, 2013	25.15	0.28		4.35	4.63	(0.26)

Class R2
Year Ended June 30, 2017	39.66	0.11		8.12	8.23	(0.23)
Year Ended June 30, 2016	40.39	0.19		(0.63)	(0.44)	(0.29)
Year Ended June 30, 2015	36.49	0.12		3.85	3.97	(0.07)
Year Ended June 30, 2014	28.91	0.09	(f)	7.54	7.63	(0.05)
Year Ended June 30, 2013	24.72	0.13		4.27	4.40	(0.21)

Class R5
Year Ended June 30, 2017	40.51	0.42		8.29	8.71	(0.46)
Year Ended June 30, 2016	41.12	0.45		(0.62)	(0.17)	(0.44)
Year Ended June 30, 2015	37.09	0.41		3.91	4.32	(0.29)
Year Ended June 30, 2014	29.41	0.33	(f)	7.65	7.98	(0.30)
Year Ended June 30, 2013	25.05	0.33		4.34	4.67	(0.31)

Class R6
Year Ended June 30, 2017	40.50	0.44		8.29	8.73	(0.49)
November 2, 2015 (i) through June 30, 2016	42.20	0.36		(1.60)	(1.24)	(0.46)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.17, $0.00, $0.26, $0.09 and $0.32 for Class A, Class C, Class I, Class R2 and Class R5 Shares, respectively, and the net investment income (loss) ratio would have been 0.51%, 0.01%, 0.76%, 0.26% and 0.96% for Class A, Class C, Class I, Class R2 and Class R5 Shares, respectively.
(g)	Amount rounds to less than 0.005.
(h)	Amount rounds to less than 0.005%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$48.60	21.12%	$90,633	0.92%	0.50%		1.20%	68%
40.37	(0.88)	90,529	0.93	0.66		1.23	70
40.99	11.16	106,573	0.96	0.62		1.16	64
37.05	26.68	33,563	1.16	0.54	(f)	1.17	67
29.36	18.27	33,582	1.24	0.76		1.30	67

47.72	20.52	42,811	1.41	0.00	(h)	1.67	68
39.63	(1.35)	48,717	1.42	0.19		1.71	70
40.26	10.60	49,309	1.46	0.12		1.66	64
36.45	26.05	19,566	1.65	0.03	(f)	1.67	67
28.93	17.66	15,462	1.74	0.26		1.79	67

49.34	21.43	183,265	0.68	0.75		0.89	68
40.99	(0.63)	151,419	0.68	0.70		0.88	70
41.27	11.43	708,276	0.74	0.80		0.87	64
37.23	27.00	597,963	0.91	0.79	(f)	0.92	67
29.52	18.52	538,378	0.99	1.02		1.05	67

47.66	20.82	5,277	1.17	0.26		1.68	68
39.66	(1.10)	4,207	1.17	0.50		1.76	70
40.39	10.87	1,205	1.22	0.31		1.45	64
36.49	26.41	601	1.41	0.28	(f)	1.42	67
28.91	17.90	603	1.49	0.49		1.54	67

48.76	21.65	192,164	0.48	0.94		0.72	68
40.51	(0.42)	205,213	0.47	1.13		0.74	70
41.12	11.66	189,466	0.54	1.02		0.70	64
37.09	27.23	124,489	0.71	0.98	(f)	0.72	67
29.41	18.79	105,839	0.79	1.21		0.85	67

48.74	21.70	504,973	0.43	0.99		0.61	68
40.50	(2.94)	488,138	0.42	1.38		0.61	70

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Mid Cap Fund
Class A
Year Ended June 30, 2017	$19.48	$0.08		$2.62	$2.70	$(0.07)	$— (f)	$(0.07)
Year Ended June 30, 2016	21.82	0.15		(0.64)	(0.49)	(0.13)	(1.72)	(1.85)
Year Ended June 30, 2015	24.11	0.08		1.18	1.26	(0.09)	(3.46)	(3.55)
Year Ended June 30, 2014	18.79	0.08	(g)	5.41	5.49	(0.07)	(0.10)	(0.17)
Year Ended June 30, 2013	14.99	0.13	(h)	3.80	3.93	(0.13)	—	(0.13)

Class C
Year Ended June 30, 2017	16.72	(0.04)		2.24	2.20	(0.02)	— (f)	(0.02)
Year Ended June 30, 2016	19.07	0.03		(0.58)	(0.55)	(0.08)	(1.72)	(1.80)
Year Ended June 30, 2015	21.56	(0.06)		1.06	1.00	(0.03)	(3.46)	(3.49)
Year Ended June 30, 2014	16.87	(0.05	)(g)	4.84	4.79	—	(0.10)	(0.10)
Year Ended June 30, 2013	13.48	0.02	(h)	3.41	3.43	(0.04)	—	(0.04)

Class I (formerly Select Class)
Year Ended June 30, 2017	20.43	0.14		2.75	2.89	(0.10)	— (f)	(0.10)
Year Ended June 30, 2016	22.77	0.19		(0.64)	(0.45)	(0.17)	(1.72)	(1.89)
Year Ended June 30, 2015	24.97	0.14		1.24	1.38	(0.12)	(3.46)	(3.58)
Year Ended June 30, 2014	19.45	0.14	(g)	5.60	5.74	(0.12)	(0.10)	(0.22)
Year Ended June 30, 2013	15.51	0.18	(h)	3.93	4.11	(0.17)	—	(0.17)

Class R3
September 9, 2016 (i) through June 30, 2017	19.97	0.11		2.09	2.20	(0.09)	— (f)	(0.09)

Class R4
September 9, 2016 (i) through June 30, 2017	20.95	0.12		2.24	2.36	(0.11)	— (f)	(0.11)

Class R6
Year Ended June 30, 2017	20.42	0.19		2.76	2.95	(0.12)	— (f)	(0.12)
November 2, 2015 (i) through June 30, 2016	22.41	0.20		(0.29)	(0.09)	(0.18)	(1.72)	(1.90)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than 0.005.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.04, $(0.08) and $0.10 for Class A, Class C and Class I Shares, respectively, and the net investment income (loss) ratio would have been 0.20%, (0.42)% and 0.45% for Class A, Class C, and Class I Shares, respectively.
(h)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $0.08, $(0.03) and $0.13 for Class A, Class C and Class I Shares, respectively, and the net investment income (loss) ratio would have been 0.47%, (0.17)% and 0.72% for Class A, Class C and Class I Shares, respectively.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$22.11	13.91%	$304,927	1.14%	0.40%		1.38%	70%
19.48	(1.71)	311,724	1.15	0.77		1.44	78
21.82	5.64	377,893	1.14	0.33		1.37	66
24.11	29.30	193,342	1.16	0.38	(g)	1.32	64
18.79	26.30	144,405	1.23	0.78	(h)	1.38	52

18.90	13.20	81,761	1.74	(0.21)		1.87	70
16.72	(2.35)	89,071	1.79	0.15		1.96	78
19.07	5.02	87,191	1.78	(0.31)		1.87	66
21.56	28.43	49,796	1.79	(0.25	)(g)	1.82	64
16.87	25.51	36,073	1.87	0.13	(h)	1.88	52

23.22	14.17	310,316	0.89	0.65		1.11	70
20.43	(1.48)	258,866	0.90	0.93		1.13	78
22.77	5.97	510,465	0.89	0.58		1.07	66
24.97	29.61	348,077	0.91	0.62	(g)	1.08	64
19.45	26.60	327,834	0.98	1.03	(h)	1.13	52

22.08	11.07	8,854	1.15	0.64		1.34	70

23.20	11.30	22	0.90	0.67		1.11	70

23.25	14.52	183,859	0.65	0.86		0.77	70
20.42	0.12	304,934	0.65	1.53		0.78	78

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income
Intrepid Sustainable Equity Fund
Class A
Year Ended June 30, 2017	$33.20	$0.29		$6.20		$6.49	$(0.34)
Year Ended June 30, 2016	34.01	0.62	(d)	(0.87	)(d)	(0.25)	(0.56)
Year Ended June 30, 2015	31.93	0.28		2.02		2.30	(0.22)
Year Ended June 30, 2014	25.54	0.20		6.37		6.57	(0.18)
Year Ended June 30, 2013	21.13	0.21	(e)	4.44		4.65	(0.24)

Class C
Year Ended June 30, 2017	32.48	0.11		6.06		6.17	(0.14)
Year Ended June 30, 2016	33.29	0.44	(d)	(0.85	)(d)	(0.41)	(0.40)
Year Ended June 30, 2015	31.38	0.12		1.98		2.10	(0.19)
Year Ended June 30, 2014	25.14	0.05		6.26		6.31	(0.07)
Year Ended June 30, 2013	20.81	0.10	(e)	4.37		4.47	(0.14)

Class I (formerly Select Class)
Year Ended June 30, 2017	33.40	0.38		6.25		6.63	(0.44)
Year Ended June 30, 2016	34.22	0.68	(d)	(0.86	)(d)	(0.18)	(0.64)
Year Ended June 30, 2015	32.07	0.37		2.04		2.41	(0.26)
Year Ended June 30, 2014	25.65	0.28		6.39		6.67	(0.25)
Year Ended June 30, 2013	21.21	0.28	(e)	4.45		4.73	(0.29)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	The amount reflects an out of period adjustment related to a corporate action involving two of the Fund’s holdings. Had the Fund not recorded the out of period adjustment, the net investment income (loss) per share would have been $0.33, $0.15 and $0.38, for Class A, Class C and Class I Shares, respectively, the net realized and unrealized gains (losses) on investment per share would have been $(0.58), $(0.56) and $(0.56) for Class A, Class C and Class I Shares, respectively, and the net investment income (loss) ratio would have been 0.99%, 0.47% and 1.14% for Class A, Class C and Class I Shares, respectively.
(e)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.17, $0.06 and $0.23 for Class A, Class C and Class I Shares, respectively, and the net investment income (loss) ratio would have been 0.73%, 0.24% and 1.00% for Class A, Class C and Class I Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$39.35	19.64%	$7,943	1.08%	0.80%		2.29%	53%
33.20	(0.72)	8,760	1.15	1.90	(d)	1.95	31
34.01	7.22	10,933	1.15	0.85		1.87	35
31.93	25.78	9,466	1.17	0.68		2.19	49
25.54	22.15	8,765	1.25	0.92	(e)	2.40	82

38.51	19.02	5,063	1.58	0.30		2.79	53
32.48	(1.21)	6,131	1.65	1.38	(d)	2.46	31
33.29	6.71	6,874	1.65	0.36		2.36	35
31.38	25.13	3,709	1.66	0.19		2.66	49
25.14	21.55	2,294	1.75	0.43	(e)	2.91	82

39.59	19.95	5,038	0.83	1.04		2.03	53
33.40	(0.48)	4,148	0.90	2.05	(d)	1.65	31
34.22	7.51	4,833	0.90	1.10		1.59	35
32.07	26.10	3,438	0.91	0.95		1.90	49
25.65	22.46	1,516	1.00	1.19	(e)	2.16	82

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	53

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Value Fund
Class A
Year Ended June 30, 2017	$31.20	$0.47	$4.66	$5.13	$(0.52)	$(0.27)	$(0.79)
Year Ended June 30, 2016	35.66	0.53	(2.95)	(2.42)	(0.49)	(1.55)	(2.04)
Year Ended June 30, 2015	37.13	0.46	1.38	1.84	(0.44)	(2.87)	(3.31)
Year Ended June 30, 2014	29.76	0.40	7.36	7.76	(0.39)	—	(0.39)
Year Ended June 30, 2013	23.99	0.42	5.79	6.21	(0.44)	—	(0.44)

Class C
Year Ended June 30, 2017	30.87	0.30	4.60	4.90	(0.36)	(0.27)	(0.63)
Year Ended June 30, 2016	35.29	0.36	(2.91)	(2.55)	(0.32)	(1.55)	(1.87)
Year Ended June 30, 2015	36.80	0.27	1.37	1.64	(0.28)	(2.87)	(3.15)
Year Ended June 30, 2014	29.52	0.23	7.28	7.51	(0.23)	—	(0.23)
Year Ended June 30, 2013	23.80	0.29	5.74	6.03	(0.31)	—	(0.31)

Class I (formerly Select Class)
Year Ended June 30, 2017	31.34	0.53	4.67	5.20	(0.58)	(0.27)	(0.85)
Year Ended June 30, 2016	35.80	0.57	(2.95)	(2.38)	(0.53)	(1.55)	(2.08)
Year Ended June 30, 2015	37.25	0.51	1.40	1.91	(0.49)	(2.87)	(3.36)
Year Ended June 30, 2014	29.85	0.45	7.38	7.83	(0.43)	—	(0.43)
Year Ended June 30, 2013	24.06	0.46	5.81	6.27	(0.48)	—	(0.48)

Class R2
Year Ended June 30, 2017	31.04	0.38	4.62	5.00	(0.44)	(0.27)	(0.71)
Year Ended June 30, 2016	35.48	0.44	(2.92)	(2.48)	(0.41)	(1.55)	(1.96)
Year Ended June 30, 2015	37.02	0.35	1.40	1.75	(0.42)	(2.87)	(3.29)
Year Ended June 30, 2014	29.69	0.31	7.33	7.64	(0.31)	—	(0.31)
Year Ended June 30, 2013	23.95	0.30	5.83	6.13	(0.39)	—	(0.39)

Class R5
Year Ended June 30, 2017	31.42	0.59	4.69	5.28	(0.65)	(0.27)	(0.92)
Year Ended June 30, 2016	35.88	0.64	(2.95)	(2.31)	(0.60)	(1.55)	(2.15)
Year Ended June 30, 2015	37.33	0.59	1.39	1.98	(0.56)	(2.87)	(3.43)
Year Ended June 30, 2014	29.91	0.52	7.40	7.92	(0.50)	—	(0.50)
Year Ended June 30, 2013	24.10	0.52	5.82	6.34	(0.53)	—	(0.53)

Class R6
Year Ended June 30, 2017	31.42	0.61	4.69	5.30	(0.67)	(0.27)	(0.94)
Year Ended June 30, 2016	35.89	0.66	(2.97)	(2.31)	(0.61)	(1.55)	(2.16)
Year Ended June 30, 2015	37.33	0.61	1.39	2.00	(0.57)	(2.87)	(3.44)
Year Ended June 30, 2014	29.91	0.47	7.46	7.93	(0.51)	—	(0.51)
Year Ended June 30, 2013	24.10	0.53	5.83	6.36	(0.55)	—	(0.55)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$35.54	16.55%	$95,891	0.83%	1.41%	1.16%	81%
31.20	(6.70)	240,808	0.83	1.64	1.18	66
35.66	5.24	173,149	0.86	1.26	1.13	52
37.13	26.17	114,036	0.94	1.19	1.17	49
29.76	26.07	71,116	0.94	1.57	1.38	48

35.14	15.97	35,999	1.32	0.89	1.59	81
30.87	(7.16)	42,788	1.33	1.12	1.62	66
35.29	4.72	53,413	1.36	0.76	1.62	52
36.80	25.50	35,963	1.44	0.69	1.67	49
29.52	25.48	25,538	1.44	1.07	1.88	48

35.69	16.72	886,602	0.68	1.56	0.90	81
31.34	(6.56)	1,224,039	0.68	1.77	0.91	66
35.80	5.41	1,424,101	0.71	1.39	0.90	52
37.25	26.35	1,214,765	0.79	1.34	0.92	49
29.85	26.26	926,972	0.79	1.71	1.12	48

35.33	16.24	19,693	1.10	1.12	1.59	81
31.04	(6.91)	17,721	1.08	1.39	1.75	66
35.48	4.98	14,237	1.09	0.97	1.43	52
37.02	25.82	1,346	1.19	0.92	1.42	49
29.69	25.74	934	1.19	1.06	1.56	48

35.78	16.97	86,134	0.48	1.73	0.61	81
31.42	(6.35)	85,624	0.48	1.98	0.61	66
35.88	5.60	83,859	0.51	1.59	0.63	52
37.33	26.60	80,008	0.59	1.53	0.72	49
29.91	26.53	62,685	0.59	1.92	0.93	48

35.78	17.03	108,525	0.43	1.79	0.52	81
31.42	(6.33)	86,255	0.43	2.07	0.51	66
35.89	5.67	39,024	0.46	1.65	0.55	52
37.33	26.66	19,495	0.54	1.41	0.67	49
29.91	26.59	10,875	0.54	1.99	0.91	48

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 5 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Intrepid America Fund	Class A, Class C, Class I*, Class R2, Class R5 and Class R6	JPM I	Diversified
Intrepid Growth Fund	Class A, Class C, Class I*, Class R2, Class R5 and Class R6	JPM I	Diversified
Intrepid Mid Cap Fund	Class A, Class C, Class I*, Class R3**, Class R4** and Class R6	JPM II	Diversified
Intrepid Sustainable Equity Fund^	Class A, Class C and Class I*	JPM I	Diversified
Intrepid Value Fund	Class A, Class C, Class I*, Class R2, Class R5 and Class R6	JPM I	Diversified

*	Effective April 3, 2017, Select Class was renamed Class I.
**	Class R3 and Class R4 Shares commenced operations on September 9, 2016 for Intrepid Mid Cap Fund.
^	Effective March 31, 2017, Intrepid Advantage Fund changed its name to Intrepid Sustainable Equity Fund.

The investment objective of both the Intrepid Sustainable Equity Fund and the Intrepid Value Fund is to seek to provide long-term capital appreciation.

The investment objective of both the Intrepid America Fund and the Intrepid Growth Fund is to seek to provide long-term capital growth.

The investment objective of the Intrepid Mid Cap Fund is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency (through April 2, 2017), distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Effective April 3, 2017, sub-transfer agency and shareholder servicing fees were consolidated into a single service fee. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares will automatically convert to Class A Shares after ten years.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Investment Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations

56	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Intrepid America Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,102,767	$—	$—	$4,102,767

Depreciation in Other Financial Instruments
Futures Contracts	$(47)	$—	$—	$(47)

Intrepid Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,024,642	$—	$—	$1,024,642

Depreciation in Other Financial Instruments
Futures Contracts	$(72)	$—	$—	$(72)

Intrepid Mid Cap Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$892,203	$—	$12	$892,215

Appreciation in Other Financial Instruments
Futures Contracts	$14	$—	$—	$14

Intrepid Sustainable Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$18,060	$—	$—	$18,060

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

Intrepid Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,235,777	$—	$—	$1,235,777

Depreciation in Other Financial Instruments
Futures Contracts	$(48)	$—	$—	$(48)

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Level 3 consists of rights. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended June 30, 2017.

B. Futures Contracts — Intrepid America Fund, Intrepid Growth Fund, Intrepid Mid Cap Fund and Intrepid Value Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2017 (amounts in thousands):

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund	Intrepid Value Fund
Futures Contracts:
Average Notional Balance Long	$69,844	$20,475	$17,637	$23,496
Ending Notional Balance Long	18,157	22,756	3,318	12,589

The Funds’ futures contracts are not subject to master netting agreements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

58	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

Transfer agency fees are class-specific expenses and sub-transfer agency fees were class-specific expenses up through April 2, 2017. Effective April 3, 2017, the Funds ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. Payments to financial intermediaries for sub-transfer agency services are made by JPMorgan Distribution Services, Inc. from the Shareholder Servicing Fee, which has been renamed as the Service Fee. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the year ended June 30, 2017 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class R2		Class R3		Class R4		Class R5	Class R6	Total
Intrepid America Fund
Transfer agency fees	$6	$2	$3	$—	(a)	n/a		n/a		—	$25	$36
Sub-transfer agency fees	40	8	50	6		n/a		n/a		$3	—	107
Intrepid Growth Fund
Transfer agency fees	14	2	5	1		n/a		n/a		2	3	27
Sub-transfer agency fees	67	27	57	16		n/a		n/a		98	—	265
Intrepid Mid Cap Fund
Transfer agency fees	49	7	12	n/a		$2		$—	(a)	n/a	1	71
Sub-transfer agency fees	334	85	255	n/a		—	(a)	—		n/a	n/a	674
Intrepid Sustainable Equity Fund
Transfer agency fees	1	1	1	n/a		n/a		n/a		n/a	n/a	3
Sub-transfer agency fees	4	3	1	n/a		n/a		n/a		n/a	n/a	8
Intrepid Value Fund
Transfer agency fees	80	3	12	36		n/a		n/a		2	2	135
Sub-transfer agency fees	120	28	1,288	26		n/a		n/a		26	—	1,488

(a)	Amount rounds to less than 500.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2017, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for the Intrepid Value Fund, for which distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Intrepid America Fund	$—	$(691)	$691
Intrepid Growth Fund	—	(132)	132
Intrepid Mid Cap Fund	—	(734)	734
Intrepid Sustainable Equity Fund	—	(4)	4
Intrepid Value Fund	12,500	(189)	(12,311)

The reclassifications for the Funds relate primarily to non-taxable dividends and tax equalization.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Intrepid America Fund	0.40%
Intrepid Growth Fund	0.50
Intrepid Mid Cap Fund	0.65
Intrepid Sustainable Equity Fund *	0.50
Intrepid Value Fund	0.40

*	Prior to November 1, 2016, the investment advisory fee for Intrepid Sustainable Equity Fund was 0.65%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2017, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. Class I, Class R4, Class R5 and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Intrepid America Fund	0.25%	0.75%	0.50%	n/a
Intrepid Growth Fund	0.25	0.75	0.50	n/a
Intrepid Mid Cap Fund	0.25	0.75	n/a	0.25%
Intrepid Sustainable Equity Fund	0.25	0.75	n/a	n/a
Intrepid Value Fund	0.25	0.75	0.50	n/a

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2017, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Intrepid America Fund	$2	$—	(a)
Intrepid Growth Fund	13	1
Intrepid Mid Cap Fund	23	2
Intrepid Sustainable Equity Fund	2	—	(a)
Intrepid Value Fund	5	1

(a)	Amount rounds to less than 500.

60	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

D. Service Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with JPMDS under which JPMDS provides certain support services to the shareholders. The Class R6 Shares do not charge a service fee. For performing these services, JPMDS receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5
Intrepid America Fund	0.25%	0.25%	0.25%	0.25%	n/a	n/a	0.10	%*
Intrepid Growth Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.10	*
Intrepid Mid Cap Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	n/a
Intrepid Sustainable Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a
Intrepid Value Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.10	*

*	Prior to April 3, 2017, the service fees for Intrepid America Fund, Intrepid Growth Fund and Intrepid Value Fund was 0.05%.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived Service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2**	Class R3	Class R4	Class R5	Class R6
Intrepid America Fund	1.04%	1.54%	0.80	1.30%	n/a	n/a	0.60%	0.55%
Intrepid Growth Fund	0.93	1.42	0.68	1.18	n/a	n/a	0.48	0.43
Intrepid Mid Cap Fund	1.15	1.79	0.90	n/a	1.15%	0.90%	n/a	0.65
Intrepid Sustainable Equity Fund*	1.05	1.55	0.80	n/a	n/a	n/a	n/a	n/a
Intrepid Value Fund	0.83	1.33	0.68	1.18	n/a	n/a	0.48	0.43

*	Prior to November 1, 2016, the contractual expense limitations for Intrepid Sustainable Equity Fund were 1.15%, 1.65% and 0.90% for Class A, Class C and Class I Shares, respectively.
**	For Class R2 Shares of Intrepid America Fund, Intrepid Growth Fund and Intrepid Value Fund, the Adviser, Administrator and/or JPMDS contractually waived fees and/or reimbursed the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceeded 1.29%, 1.17% and 1.08% of the Fund’s average daily net assets, respectively during the period July 1, 2016 through October 31, 2016. The contractual expense percentages in the table above are in place from November 1, 2016 until at least October 31, 2018. During the period November 1, 2016 through June 30, 2017, the Adviser, Administrator and/or JPMDS voluntarily waived fees and/or reimbursed the Funds to the extent that total annual operating expenses for Class R2 Shares exceeded 1.29%, 1.17% and 1.08%, respectively. The Funds’ service providers are under no obligation to continue the voluntary waivers and may discontinue them at any time.

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2017 and are in place until at least October 31, 2017.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

For the year ended June 30, 2017, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fess	Total	Contractual Reimbursements
Intrepid America Fund	$—	$—	$31	$31	$—	(a)
Intrepid Growth Fund	1,073	715	271	2,059	44
Intrepid Mid Cap Fund	693	461	652	1,806	1
Intrepid Sustainable Equity Fund	100	15	39	154	65
Intrepid Value Fund	699	466	1,717	2,882	82

(a)	Amount rounds to less than 500.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund.

The amounts of waivers resulting from investments in these money market funds for the year ended June 30, 2017 were as follows (amounts in thousands):

Intrepid America Fund	$175
Intrepid Growth Fund	34
Intrepid Mid Cap Fund	36
Intrepid Sustainable Equity Fund	—	(a)
Intrepid Value Fund	43

(a)	Amount rounds to less than 500.

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2017, Intrepid America Fund, Intrepid Growth Fund and Intrepid Mid Cap Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended June 30, 2017, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Intrepid America Fund	$2
Intrepid Growth Fund	—	(a)
Intrepid Mid Cap Fund	—	(a)

(a)	Amount rounds to less than 500.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

62	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

4. Investment Transactions

During the year ended June 30, 2017, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Intrepid America Fund	$3,615,560	$3,711,054
Intrepid Growth Fund	661,401	812,289
Intrepid Mid Cap Fund	675,311	859,467
Intrepid Sustainable Equity Fund	9,609	13,483
Intrepid Value Fund	1,048,631	1,662,182

During the year ended June 30, 2017, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2017 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Intrepid America Fund	$3,448,102	$771,505	$116,840	$654,665
Intrepid Growth Fund	752,020	281,960	9,338	272,622
Intrepid Mid Cap Fund	713,900	202,390	24,075	178,315
Intrepid Sustainable Equity Fund	13,669	4,712	321	4,391
Intrepid Value Fund	1,043,858	222,585	30,666	191,919

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended June 30, 2017 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distribution Paid
Intrepid America Fund	$52,470	$101,892	$154,362
Intrepid Growth Fund	9,445	—	9,445
Intrepid Mid Cap Fund	4,358	194	4,552
Intrepid Sustainable Equity Fund	147	—	147
Intrepid Value Fund	20,876	9,899	30,775

*	Short-term gains are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the fiscal year ended June 30, 2016 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Intrepid America Fund	$49,123	$221,873	$270,996
Intrepid Growth Fund	9,436	—	9,436
Intrepid Mid Cap Fund	19,785	59,343	79,128
Intrepid Sustainable Equity Fund	328	—	328
Intrepid Value Fund	34,523	75,728	110,251

*	Short-term gains are treated as ordinary income for income tax purposes.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2017 (continued)

As of June 30, 2017, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Intrepid America Fund	$86,216	$273,616	$654,665
Intrepid Growth Fund	4,149	(52,534)	272,622
Intrepid Mid Cap Fund	1,484	46,307	178,315
Intrepid Sustainable Equity Fund	62	589	4,391
Intrepid Value Fund	1,010	102,775	191,919

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals.

As of June 30, 2017, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

	2018	Total
Intrepid Growth Fund	$52,534	$52,534

During the year ended June 30, 2017, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Intrepid Growth Fund	$69,736
Intrepid Sustainable Equity Fund	1,831

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended June 30, 2017.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

64	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended. The Funds did not utilize the Credit Facility during the year ended June 30, 2017.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2017, the Funds had omnibus accounts which owned more than 10% of the Fund’s outstanding shares as follows:

	Number of Affiliated Omnibus Accounts	% of the Fund	Number of Non-Affiliated Omnibus Accounts	% of the Fund
Intrepid Mid Cap Fund	2	12.9%	—	—
Intrepid Sustainable Equity Fund	—	—	3	22.7%
Intrepid Value Fund	—	—	5	60.0

As of June 30, 2017, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

	JPMorgan Investor Funds	JPMorgan SmartRetirement Funds
Intrepid America Fund	28.5%	63.7%
Intrepid Growth Fund	48.4	—
Intrepid Mid Cap Fund	19.4	—

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and will require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X will apply to Funds’ fiscal year ends on or after August 1, 2017. At this time, management is currently evaluating the impact of the regulation S-X amendments on the Funds’ financial statements and related disclosures. The adoption will have no effect on the Funds’ net assets or results of operations.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	65

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Intrepid America Fund, JPMorgan Intrepid Growth Fund, JPMorgan Intrepid Mid Cap Fund, JPMorgan Intrepid Sustainable Equity Fund (formerly JPMorgan Intrepid Advantage Fund) and JPMorgan Intrepid Value Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Intrepid America Fund, JPMorgan Intrepid Growth Fund, JPMorgan Intrepid Sustainable Equity Fund (formerly JPMorgan Intrepid Advantage Fund) and JPMorgan Intrepid Value Fund (each a separate series of JPMorgan Trust I) and JPMorgan Intrepid Mid Cap Fund (a separate series of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) as of June 30, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

August 25, 2017

66	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	150	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	150	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	149	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	150	None

Raymond Kanner (1953); Trustee of the Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	149	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-17; Advisory Board Member, Betterment for Business (2016-present) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-present) (index creator); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	150	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	150	None

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	150	None

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	67

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	150	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	150	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	150	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-2015); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	150	Trustee, Wabash College (2000-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	150	None

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (150 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

68	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)*	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986) Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	69

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2017, and continued to hold your shares at the end of the reporting period, June 30, 2017.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid America Fund
Class A
Actual	$1,000.00	$1,073.70	$5.35	1.04%
Hypothetical	1,000.00	1,019.64	5.21	1.04
Class C
Actual	1,000.00	1,071.10	7.91	1.54
Hypothetical	1,000.00	1,017.16	7.70	1.54
Class I (formerly Select Class)
Actual	1,000.00	1,075.20	3.96	0.77
Hypothetical	1,000.00	1,020.98	3.86	0.77
Class R2
Actual	1,000.00	1,072.20	6.53	1.27
Hypothetical	1,000.00	1,018.50	6.36	1.27
Class R5
Actual	1,000.00	1,076.00	3.04	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class R6
Actual	1,000.00	1,076.60	2.52	0.49
Hypothetical	1,000.00	1,022.36	2.46	0.49
Intrepid Growth Fund
Class A
Actual	1,000.00	1,139.80	4.88	0.92
Hypothetical	1,000.00	1,020.23	4.61	0.92
Class C
Actual	1,000.00	1,137.00	7.47	1.41
Hypothetical	1,000.00	1,017.80	7.05	1.41
Class I (formerly Select Class)
Actual	1,000.00	1,141.30	3.61	0.68
Hypothetical	1,000.00	1,021.42	3.41	0.68

70	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid Growth Fund (continued)
Class R2
Actual	$1,000.00	$1,138.30	$6.20	1.17%
Hypothetical	1,000.00	1,018.99	5.86	1.17
Class R5
Actual	1,000.00	1,142.20	2.55	0.48
Hypothetical	1,000.00	1,022.41	2.41	0.48
Class R6
Actual	1,000.00	1,142.50	2.28	0.43
Hypothetical	1,000.00	1,022.66	2.16	0.43
Intrepid Mid Cap Fund
Class A
Actual	1,000.00	1,058.90	5.87	1.15
Hypothetical	1,000.00	1,019.09	5.76	1.15
Class C
Actual	1,000.00	1,055.90	8.72	1.71
Hypothetical	1,000.00	1,016.31	8.55	1.71
Class I (formerly Select Class)
Actual	1,000.00	1,060.30	4.60	0.90
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class R3
Actual	1,000.00	1,059.00	5.87	1.15
Hypothetical	1,000.00	1,019.09	5.76	1.15
Class R4
Actual	1,000.00	1,060.30	4.60	0.90
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class R6
Actual	1,000.00	1,062.10	3.32	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
Intrepid Sustainable Equity Fund
Class A
Actual	1,000.00	1,095.20	5.45	1.05
Hypothetical	1,000.00	1,019.59	5.26	1.05
Class C
Actual	1,000.00	1,092.50	8.04	1.55
Hypothetical	1,000.00	1,017.11	7.75	1.55
Class I (formerly Select Class)
Actual	1,000.00	1,096.70	4.16	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80
Intrepid Value Fund
Class A
Actual	1,000.00	1,036.30	4.19	0.83
Hypothetical	1,000.00	1,020.68	4.16	0.83
Class C
Actual	1,000.00	1,033.60	6.71	1.33
Hypothetical	1,000.00	1,018.20	6.66	1.33
Class I (formerly Select Class)
Actual	1,000.00	1,037.10	3.43	0.68
Hypothetical	1,000.00	1,021.42	3.41	0.68
Class R2
Actual	1,000.00	1,034.80	5.70	1.13
Hypothetical	1,000.00	1,019.19	5.66	1.13

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	71

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid Value Fund (continued)
Class R5
Actual	$1,000.00	$1,038.30	$2.43	0.48%
Hypothetical	1,000.00	1,022.41	2.41	0.48
Class R6
Actual	1,000.00	1,038.20	2.17	0.43
Hypothetical	1,000.00	1,022.66	2.16	0.43

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

72	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2017

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2017. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2017. The information necessary to complete your income tax returns for the calendar year ending December 31, 2017 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended June 30, 2017:

Dividends Received Deduction
Intrepid America Fund	58.98%
Intrepid Growth Fund	100.00
Intrepid Mid Cap Fund	100.00
Intrepid Sustainable Equity Fund	100.00
Intrepid Value Fund	100.00

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2017 (amounts in thousands):

Long-Term Capital Gain Distribution
Intrepid America Fund	$101,892
Intrepid Mid Cap Fund	194
Intrepid Value Fund	22,399

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2017 (amounts in thousands):

Qualified Dividend Income
Intrepid America Fund	$52,470
Intrepid Growth Fund	9,445
Intrepid Mid Cap Fund	4,358
Intrepid Sustainable Equity Fund	147
Intrepid Value Fund	20,876

JUNE 30, 2017	J.P. MORGAN INTREPID FUNDS	73

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾ Social Security number and account balances

◾ transaction history and account transactions

◾ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾ open an account or provide contact information

◾ give us your account information or pay us by check

◾ make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾ sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾ affiliates from using your information to market to you

◾ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. June 2017.	AN-INT-617

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is James Schonbachler. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2017 – $411,344

2016 – $404,260

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2017 – $57,800

2016 – $56,400

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2017 – $151,461

2016 – $148,190

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended June 30, 2017 and 2016, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2017 – Not applicable

2016 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2017 – 0.0%

2016 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable – Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2016 – $28.5 million

2015 – $29.4 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
September 1, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
September 1, 2017

By:	/s/ Laura M. Del Prato
Laura M. Del Prato
Treasurer and Principal Financial Officer
September 1, 2017